                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08274
                                     -------------------------------------------

                         MassMutual Institutional Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            1295 State Street, Springfield, MA            01111
--------------------------------------------------------------------------------
           (Address of principal executive offices)     (Zip code)

            Frederick C. Castellani
            1295 State Street, Springfield, MA            01111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 617-330-6027
                                                    --------------------

Date of fiscal year end:   12/31/2004
                         --------------------------

Date of reporting period:   6/30/2004
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

RETIREMENT SERVICES

MASSMUTUAL INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT, JUNE 30, 2004

[GRAPHIC]

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

INVEST

INSURE

RETIRE

YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                         1

PORTFOLIO MANAGER REPORTS                                                      3

PORTFOLIO OF INVESTMENTS
    MassMutual Money Market Fund                                              74
    MassMutual Short-Duration Bond Fund                                       75
    MassMutual Inflation-Protected Bond Fund                                  80
    MassMutual Core Bond Fund                                                 81
    MassMutual Diversified Bond Fund                                          89
    MassMutual Balanced Fund                                                  96
    MassMutual Strategic Balanced Fund                                       105
    MassMutual Core Value Equity Fund                                        110
    MassMutual Fundamental Value Fund                                        117
    MassMutual Value Equity Fund                                             119
    MassMutual Large Cap Value Fund                                          123
    MassMutual Indexed Equity Fund                                           125
    MassMutual Blue Chip Growth Fund                                         131
    MassMutual Large Cap Growth Fund                                         134
    MassMutual Growth Equity Fund                                            136
    MassMutual Aggressive Growth Fund                                        140
    MassMutual OTC 100 Fund                                                  142
    MassMutual Focused Value Fund                                            145
    MassMutual Small Company Value Fund                                      147
    MassMutual Small Cap Equity Fund                                         151
    MassMutual Mid Cap Growth Equity Fund                                    153
    MassMutual Mid Cap Growth Equity II Fund                                 155
    MassMutual Small Cap Growth Equity Fund                                  161
    MassMutual Small Company Growth Fund                                     165
    MassMutual Emerging Growth Fund                                          169
    MassMutual International Equity Fund                                     173
    MassMutual Overseas Fund                                                 176
    MassMutual Destination Retirement Income Fund                            179
    MassMutual Destination Retirement 2010 Fund                              181
    MassMutual Destination Retirement 2020 Fund                              183
    MassMutual Destination Retirement 2030 Fund                              184
    MassMutual Destination Retirement 2040 Fund                              185

STATEMENT OF ASSETS AND LIABILITIES                                          186

STATEMENT OF OPERATIONS                                                      202

STATEMENT OF CHANGES IN NET ASSETS                                           210

FINANCIAL HIGHLIGHTS                                                         226

NOTES TO FINANCIAL STATEMENTS                                                307

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE MASSMUTUAL INSTITUTIONAL FUNDS. INVESTORS SHOULD CONSIDER A FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY IS AVAILABLE IN THE PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

                    [This page is intentionally left blank.]

MASSMUTUAL INSTITUTIONAL FUNDS - LETTER TO SHAREHOLDERS

                                                                   June 30, 2004

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]
FREDERICK C. CASTELLANI

"MASSMUTUAL BELIEVES INVESTORS SHOULD TAKE A LONG-TERM PERSPECTIVE WITH INVESTING AND STRIVE FOR AN APPROPRIATELY DIVERSIFIED PORTFOLIO. WITH THE YEAR HALF OVER, THIS MAY BE A GOOD TIME FOR INVESTORS TO REFLECT ON THE PERIOD JUST ENDED, REVIEW THEIR LONG-TERM INVESTMENT STRATEGY, AND REALIGN THEIR ALLOCATIONS WHERE NECESSARY."

MARKETS TAKE A BREATHER

In contrast to the accelerating scenario of 2003, the first six months of 2004 showcased a different investing environment. The prior year's advance slowed dramatically through June 30, as investors digested news about world events, the economy and the upcoming U.S. presidential election.

In the first quarter, concerns about a "jobless recovery" and terrorist activities weighed heavily on investor sentiment, despite stronger-than-expected U.S. economic activity and corporate profit growth. While the larger-cap and technology-oriented market indexes of the respective Dow and NASDAQ lost some ground in the first quarter, the S&P 500 held its own and small cap and international stocks posted stronger gains, albeit in the single digits. The bond market also benefited from slightly lower interest rates.

A seesaw of positives and negatives also kept many investors from making definitive moves in the second quarter. On the plus side were stronger economic growth and corporate profits, greater consumer confidence and improving employment statistics. While 2004 began with some trepidation that we were experiencing a jobless economic recovery, that worry was dispelled with the positive April jobs report, which set the tone for the quarter. On the minus side, higher oil prices, renewed inflation concerns and continued terrorist threats kept investors jittery. As a result, for the second quarter, market performance was mixed and meager, with many indexes nearly flat. The Lehman Brothers Aggregate Bond Index was in negative territory for the period (-2.44%), as climbing interest rates hampered the performance of fixed income investments.

SIX-MONTH RESULTS POSITIVE

Results for the six months ended June 30, 2004 reflected the slowdown in the markets, but were in positive territory across the board. The major indexes advanced for this period, led by small company stocks, which continued to benefit from their ability to be quicker to adapt to economic uncertainty, lower exposure to the overall economy, and less complex corporate accounting practices (relative to their large cap counterparts). On the fixed income side, the Lehman Brothers Aggregate Bond Index posted a modest 0.32% gain.

From a performance perspective, coming in second for the year-to-date period were international stocks. The international equity markets have generally benefited from the declining U.S. dollar and expectations for stronger global economic growth.

THE INTEREST IN INTEREST RATES

As the second quarter drew to a close, the Federal Reserve (Fed) changed the direction of its monetary policy from "easing" to "tightening" by raising the benchmark federal funds rate by 0.25% to 1.25%, a clear indication of growth in the U.S. economy. The move was significant for two reasons: (1) It marked the first upward rate movement instituted by the Fed since 2000; and (2) It took the federal funds rate from a 46-year low. In a related action, the Fed also raised the discount rate 0.25% to 2.25%. The discount rate represents the amount the Federal Reserve charges when it loans money to banks. Despite these increases, the news had little immediate impact on the markets, as Fed policymakers had indicated in May that they would raise rates at a measured pace. Investors had considered the moves inevitable and had factored them into the markets long before the announcement.

                                                                     (CONTINUED)

PUTTING THE RATE INCREASE INTO PERSPECTIVE

So what does the Fed's recent action mean to investors and savers? Very simply, it is good news for some and not as good for others. For savers, buyers of certificates of deposit and bond investors looking for higher coupons, it's good news. For mortgage shoppers, credit card debtors and other credit seekers, and current owners of bond portfolios (the prices of existing bonds decline when interest rates rise), the news may not be as good. Stated plainly, money just got a little more expensive.

Equity investors, however, may be encouraged by the fact that stocks can represent an attractive investment option in a rising interest rate environment. Rising rates often signal a growing, healthy economy, and rising inflation may translate into corporate profits.

OUTLOOK

All indications from Fed officials are that the rate increases will continue, but that they will proceed at a so-called measured pace.

We believe that investors may take cues from the growing economy, focus on corporate earnings and fundamentals - and potentially, drive up equity valuations. Bonds will likely continue to struggle against rising interest rates, and many fixed income investors may turn their backs on debt instruments in the near term to seek the growth potential of stocks. Furthermore, the specter of terrorist threats and speculation about November's presidential election will figure prominently in the minds of investors and have the potential to weigh heavily on market performance.

MassMutual believes investors should take a long-term perspective with investing. Most stock and bond indexes have shown an unmistakable trend of advancement over the long term, rewarding many disciplined investors along the way, although past performance is no guarantee of future results. Despite the slowdown in the equity and bond markets in the first half of this year, the current pause may be a good opportunity for investors to review their long-term investment strategy, and realign their allocations where necessary.


/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT

MASSMUTUAL MONEY MARKET FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL MONEY MARKET FUND?

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares had a return of 0.27%, trailing the 0.47% return of the 91-Day U.S. Treasury bill.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. Yields on three- and six-month Treasury bills were little changed. However, yields on two-year notes declined by 0.25% and three-year notes fared even better, dropping 0.36%. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth. Inflation remained in check, despite rising oil and commodity prices. Bonds continued to benefit from tremendous overseas demand for U.S. Treasuries, most notably from Asian Central banks. The reemergence of terrorist threats also supported Treasuries, which benefited from a flight to quality.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Fed Open Market Committee raised its target for the federal funds level 0.25% to 1.25%. The anticipation of Fed action drove bond rates higher, particularly in the shorter and intermediate maturities.

HOW DID YOU RESPOND TO THESE EVENTS?

The Fund opted to retain a defensive posture from a credit perspective, choosing to give up yield rather than hold riskier corporate names. Corporate bonds have not provided compelling yields relative to their risk, so we didn't consider them an attractive value. Given the turmoil in the recent past with Fannie Mae and Freddie Mac, the Fund reduced its exposure to Government Sponsored Enterprises, in favor of U.S. Treasury bills.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates, striking a balance between the danger of choking off the recent economic recovery and vigilance over the threat of inflationary pressures. Increases in short-term rates should translate to improving money market yields, which will likely benefit money market fund investors.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Money Market Fund Class S and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    10/3/94 - 6/30/04
Class S                      0.27%               0.56%               3.10%               4.20%

91-Day Treasury Bills        0.47%               0.96%               3.13%               4.16%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S    T-BILLS
10/3/94   $ 10,000   $ 10,000
6/95      $ 10,419   $ 10,420
6/96      $ 10,982   $ 10,987
6/97      $ 11,566   $ 11,565
6/98      $ 12,193   $ 12,172
6/99      $ 12,811   $ 12,746
6/00      $ 13,548   $ 13,422
6/01      $ 14,357   $ 14,179
6/02      $ 14,689   $ 14,527
6/03      $ 14,840   $ 14,732
6/04      $ 14,924   $ 14,873

Hypothetical Investments in MassMutual Money Market Fund Class A, Class Y and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    1/1/98 - 6/30/04
Class A                      0.07%               0.13%               2.60%               3.04%
Class Y                      0.22%               0.46%               3.00%               3.47%

91-Day Treasury Bills        0.47%               0.96%               3.13%               3.54%

[CHART]

         CLASS A    CLASS Y    T-BILLS
1/1/98   $ 10,000   $ 10,000   $ 10,000
6/98     $ 10,230   $ 10,250   $ 10,258
6/99     $ 10,683   $ 10,767   $ 10,742
6/00     $ 11,239   $ 11,375   $ 11,311
6/01     $ 11,850   $ 12,041   $ 11,949
6/02     $ 12,065   $ 12,310   $ 12,243
6/03     $ 12,129   $ 12,424   $ 12,415
6/04     $ 12,144   $ 12,481   $ 12,534

Hypothetical Investments in MassMutual Money Market Fund Class L and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    5/3/99 - 6/30/04
Class L                      0.18%               0.34%               2.85%                2.91%

91-Day Treasury Bills        0.47%               0.96%               3.13%                3.18%

[CHART]

            CLASS L       T-BILLS
5/3/99     $ 10,000      $ 10,000
6/99       $ 10,073      $ 10,076
6/00       $ 10,625      $ 10,610
6/01       $ 11,230      $ 11,208
6/02       $ 11,464      $ 11,484
6/03       $ 11,554      $ 11,645
6/04       $ 11,593      $ 11,757

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE 91-DAY TREASURY BILLS ARE UNMANAGED AND DO NOT INCUR EXPENSES. TREASURY BILLS ARE BACKED BY THE U.S. GOVERNMENT AND OFFER A FIXED RATE OF RETURN, WHILE THE FUND'S SHARES ARE NOT GUARANTEED. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

AN INVESTMENT IN THE MASSMUTUAL MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL SHORT-DURATION BOND FUND?

This Fund seeks to achieve a high total rate of return, primarily from current income, while minimizing fluctuations in capital values - by investing primarily in a diversified portfolio of short-term investment-grade fixed-income securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 0.00%, slightly outperforming the -0.04% return of the Lehman Brothers 1-3 Year Government Bond Index, an unmanaged index of U.S. government bonds with 1-3 years to scheduled payment of principal.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds and a Federal Reserve (Fed) that remained on hold. The broad stock indexes were largely unchanged throughout the period, with the Dow Jones falling 0.92%, the NASDAQ losing 0.46% and the S&P advancing just 1.29%. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Fed Open Market Committee raised its target for the federal funds level 0.25% to 1.25%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Short-term bond yields moved into a tighter range during the first quarter. Yields on three- and six-month Treasury bills were little changed, although two-year notes declined 0.25% (from 1.82% to 1.57%). Three-year notes fared even better, moving from 2.30% to 1.94%, a change of 0.36%.

In the second quarter, the anticipation of Fed action drove bond yields higher - and prices lower - particularly in the shorter and intermediate maturities. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall, and vice versa. Yields on two-year notes rose by 1.10% to 2.67%; three-year notes ended the quarter yielding 3.07%, versus 1.94% at the end of March.

WHAT IS YOUR OUTLOOK - AND HOW HAVE YOU POSITIONED THE FUND AS A RESULT?

We believe that the Fed's approach will be gradual in raising rates - balancing the risks of inflation on the one hand, with choking off the economic recovery of the recent past. The Fund is no longer positioned at its maximum duration exposure, but is poised to benefit from the continued strong performance of corporate bonds.

[CHART]

                       DURATION DIVERSIFICATION (6/30/04)
                            MASSMUTUAL SHORT-DURATION
                                    BOND FUND
                           AVERAGE DURATION=2.90 YEARS

LESS THAN 1 Year        28.8%
1 - 3 Years             31.6%
3 - 5 Years              8.5%
5 - 10 Years            31.1%

[CHART]

                           QUALITY STRUCTURE (6/30/04)
                            MASSMUTUAL SHORT-DURATION
                                    BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA       67.2%
Aa/AA                                            2.3%
A/A                                              8.8%
Baa/BBB                                         19.8%
Ba/BB                                            1.8%
B/B                                              0.1%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    10/3/94 - 6/30/04
Class S                      0.00%               0.03%               5.17%                5.92%

Lehman Brothers 1-3
Year Government Bond
Index                       -0.04%               0.52%               5.25%                5.82%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S    LEHMAN 1-3 YR. GOVT.
10/3/94   $ 10,000         $ 10,000
6/95      $ 10,816         $ 10,660
6/96      $ 11,380         $ 11,244
6/97      $ 12,120         $ 11,983
6/98      $ 13,006         $ 12,795
6/99      $ 13,613         $ 13,440
6/00      $ 14,251         $ 14,093
6/01      $ 15,231         $ 15,399
6/02      $ 16,081         $ 16,472
6/03      $ 17,509         $ 17,276
6/04      $ 17,514         $ 17,359

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class A, Class A (sales load deducted), Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    1/1/98 - 6/30/04
Class A                     -0.19%              -0.35%               4.70%                4.67%
Class A
(sales load
deducted)*                  -3.67%              -3.86%               3.95%                4.09%
Class Y                      0.00%               0.02%               5.10%                5.08%

Lehman
Brothers
1-3 Year
Government
Bond
Index                       -0.04%               0.52%               5.25%                5.28%

[CHART]

         CLASS A    CLASS A (FRONT-END FEES DEDUCTED)   CLASS Y    LEHMAN 1-3 YR. GOVT.
1/1/98   $ 10,000               $  9,650                $ 10,000        $ 10,000
6/98     $ 10,270               $  9,911                $ 10,300        $ 10,300
6/99     $ 10,689               $ 10,315                $ 10,762        $ 10,819
6/00     $ 11,144               $ 10,754                $ 11,263        $ 11,345
6/01     $ 11,852               $ 11,437                $ 12,010        $ 12,396
6/02     $ 12,457               $ 12,021                $ 12,684        $ 13,259
6/03     $ 13,496               $ 13,023                $ 13,796        $ 13,906
6/04     $ 13,448               $ 12,977                $ 13,799        $ 13,974

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 3.50% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    5/3/99 - 6/30/04
Class L                     -0.10%              -0.13%               4.94%                4.80%

Lehman
Brothers
1-3 Year
Government
Bond Index                  -0.04%               0.52%               5.25%                5.12%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

         CLASS L    LEHMAN 1-3 YR. GOVT.
5/3/99   $ 10,000         $ 10,000
6/99     $ 10,010         $ 10,022
6/00     $ 10,455         $ 10,509
6/2001   $ 11,142         $ 11,483
6/2002   $ 11,746         $ 12,283
6/2003   $ 12,757         $ 12,882
6/2004   $ 12,740         $ 12,945

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                     -0.29%              -0.60%               1.71%
Class N (CDSC
fees deducted)*             -1.29%              -1.56%               1.71%

Lehman
Brothers
1-3 Year
Government
Bond Index                  -0.04%               0.52%               1.31%

[CHART]

              CLASS N    CLASS N (CDSC FEES DEDUCTED)   LEHMAN 1-3 YR. GOVT.
12/31/2002    $ 10,000             $ 10,000                   $ 10,000
6/2003        $ 10,320             $ 10,220                   $ 10,144
6/2004        $ 10,258             $ 10,258                   $ 10,197

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL INFLATION-PROTECTED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL INFLATION-PROTECTED BOND
FUND?

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:
- at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and
- up to 20% of its assets in non-inflation-indexed U.S. securities or non-U.S. securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 1.70%, underperforming the 1.88% return for the Lehman U.S. Treasury Inflation
Note Index.

HOW DO INFLATION-INDEXED BONDS PROTECT AGAINST INFLATION?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate - as measured by the Consumer Price Index - results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. Yields on three- and six-month Treasury bills were little changed. However, yields on two-year notes declined by 0.25% and three-year notes fared even better, dropping 0.36%. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth - underscored early in March by the February employment number, which showed only 21,000 jobs being created instead of a forecasted 100,000+. In late January, we saw a dramatic spike in yields, due to the Federal Open Markets Committee's (FOMC) January statement. In previous months, the FOMC had signaled that it remained staunchly committed to leaving rates unchanged for the foreseeable future. In its January statement, however, it removed a reference to maintaining this policy for "a considerable period," instead stating that it could remain "patient." Many in the market saw this as an early indicator that there was more consensus to the possibility of an upcoming rate increase, and this sparked a sharp one-day rise in the yields of two- and three-year Treasury notes of 0.17% and 0.18%, respectively.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the FOMC raised its target for the federal funds level 0.25% to 1.25%. The Fed's release cited evidence, "accumulated over the inter-meeting period....that output is continuing to expand at a solid pace and labor market conditions have improved." Indeed, after months of sluggish growth, employment data from March through June cumulatively added over one million jobs. However, June's non-farm payroll release was weaker than expected, with an increase of only 112,000 jobs and a downward revision of the prior two months' reports.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates, balancing the risks of inflation on the one hand, without choking off the economic recovery of the recent past on the other. Inflation, while on an uptrend, remains benign outside of the energy sector - although it is an economic indicator that the Fed continues to monitor closely, and one that will certainly impact the performance of this Fund.

[CHART]

                       DURATION DIVERSIFICATION (6/30/04)
                    MASSMUTUAL INFLATION-PROTECTED BOND FUND
                           AVERAGE DURATION=4.26 YEARS

LESS THAN 1 Year           1.3%
1 - 3 Years               39.9%
3 - 5 Years               32.8%
5 - 10 Years              26.0%

[CHART]

                           QUALITY STRUCTURE (6/30/04)
                    MASSMUTUAL INFLATION-PROTECTED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA       100.0%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Inflation-Protected Bond Fund Class S, Class A, Class A (sales load deducted), Class Y and the Lehman U.S. Treasury Inflation Note Index

MASSMUTUAL INFLATION-PROTECTED BOND FUND
TOTAL RETURN

                                  YEAR TO DATE      SINCE INCEPTION
                                1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class S                               1.70%               1.70%
Class A                               1.10%               1.10%
Class A (sales load deducted)*       -3.71%              -3.71%
Class Y                               1.60%               1.60%

Lehman U.S. Treasury Inflation
Note Index                            1.88%               2.12%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


             CLASS S    CLASS A     CLASS A (SALES LOAD DEDUCTED)   CLASS Y     LEHMAN U.S. TREASURY INFLATION NOTE INDEX
12/31/2003   $ 10,000   $ 10,000                $ 9,525             $ 10,000                    $ 10,000
3/04         $ 10,490   $ 10,440                $ 9,944             $ 10,480                    $ 10,105
6/04         $ 10,170   $ 10,110                $ 9,630             $ 10,160                    $ 10,211

Hypothetical Investments in MassMutual Inflation-Protected Bond Fund Class L, Class N, Class N (CDSC fees deducted) and the Lehman U.S. Treasury Inflation
Note Index

MASSMUTUAL INFLATION-PROTECTED BOND FUND
TOTAL RETURN

                                  YEAR TO DATE       SINCE INCEPTION
                                1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class L                               1.60%               1.60%
Class N                               1.30%               1.30%
Class N (CDSC fees deducted)*         0.30%               0.30%

Lehman U.S. Treasury Inflation
Note Index                            1.88%               2.12%

[CHART]

             CLASS L    CLASS N    CLASS N (CDSC FEES DEDUCTED)   LEHMAN U.S. TREASURY INFLATION NOTE INDEX
12/31/2003   $ 10,000   $ 10,000             $ 10,000                             $ 10,000
3/04         $ 10,480   $ 10,460             $ 10,460                             $ 10,105
6/04         $ 10,160   $ 10,130             $ 10,030                             $ 10,211

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 4.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN U.S. TREASURY INFLATION NOTE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL CORE BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL CORE BOND FUND?

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed-income securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 0.09%, slightly underperforming the 0.16% return of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. After spiking upward at the end of 2003 and early in January, interest rates were broadly lower, with the benchmark 30-year Treasury declining 0.30% to end the quarter at 4.77%. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth. Inflation remained in check, despite rising oil and commodity prices. Bonds also continued to benefit from tremendous overseas demand for U.S. Treasuries, most notably from Asian Central banks. The reemergence of terrorist threats also supported Treasuries, which benefited from a flight to quality.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Fed Open Market Committee raised its target for the federal funds level 0.25% to 1.25%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Asset-backed securities made up the best-performing sector in the first quarter. Fixed-rate mortgages also turned in strong results, aided by a declining supply and lower volatility. In general, however, this was not the best quarter for bonds. Of note was the remarkably strong performance of Treasury Inflation-Protected Securities (TIPS), with the 30-year benchmark rising in price by approximately 0.09% over the quarter.

In the second quarter, the anticipation of Fed action drove bond yields higher - and prices lower - particularly in the shorter and intermediate maturities. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall - and vice versa. Yields on two-year notes rose by 1.10% to 2.67%; three-year notes ended the quarter yielding 3.07% versus 1.94% at the end of March. The five-year Treasury note yield increased by 1% to 3.76%. Long-term bonds fared better - 30-year Treasuries rose by only 0.50% during the period, to yield 5.29% at the end of June.

The Lehman Brothers Aggregate Bond Index essentially performed in line with Treasuries for the second quarter. Mortgages slightly outperformed credit during the period, as mortgage securities benefited from lowered volatility in the interest rate markets. In general, there were no dramatic differences in performance between different fixed-income sectors or between higher- and lower-quality assets.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates. The strength of the economy has given us confidence with respect to owning corporate bonds. Profitability trends are likely to remain positive, leading to further credit quality improvement. Typically, when the Fed is active, significant trading opportunities present themselves in mortgage securities. We anticipate becoming more active in this sector relative to the first half of the year and will pursue compelling opportunities in other sectors as they emerge.

[CHART]

                       DURATION DIVERSIFICATION (6/30/04)
                                 MASSMUTUAL CORE
                                    BOND FUND
                           AVERAGE DURATION=4.69 YEARS

LESS THAN 1 Year           8.3%
1 - 3 Years               25.2%
3 - 5 Years               22.8%
5 - 10 Years              36.0%
10 - 20 Years              7.7%

[CHART]

                           QUALITY STRUCTURE (6/30/04)
                                 MASSMUTUAL CORE
                                    BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA       53.4%
Aa/AA                                            4.2%
A/A                                             12.8%
Baa/BBB                                         26.4%
Ba/BB                                            2.3%
B/B                                              0.9%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    10/3/94 - 6/30/04
Class S                      0.09%               0.69%               6.58%                7.17%

Lehman
Brothers
Aggregate
Bond Index                   0.16%               0.32%               6.95%                7.52%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S    LEHMAN BROTHERS AGGREGATE
10/3/94   $ 10,000           $ 10,000
6/95      $ 11,212           $ 11,186
6/96      $ 11,695           $ 11,748
6/97      $ 12,626           $ 12,705
6/98      $ 14,035           $ 14,044
6/99      $ 14,282           $ 14,486
6/00      $ 14,887           $ 15,148
6/01      $ 16,401           $ 16,849
6/02      $ 17,580           $ 18,303
6/03      $ 19,505           $ 20,206
6/04      $ 19,640           $ 20,272

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class A (sales load deducted), Class Y and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    1/1/98 - 6/30/04
Class A                     -0.09%               0.21%               6.12%               5.49%
Class A
(sales load
deducted)*                  -4.88%              -4.53%               5.09%               4.69%
Class Y                      0.09%               0.58%               6.52%               5.89%

Lehman
Brothers
Aggregate
Bond Index                   0.16%               0.32%               6.95%               6.44%

[CHART]

         CLASS A    CLASS A (SALES LOAD DEDUCTED)   CLASS Y    LEHMAN BROTHERS AGGREGATE
1/1/98   $ 10,000              $  9,525             $ 10,000           $ 10,000
6/98     $ 10,380              $  9,887             $ 10,410           $ 10,393
6/99     $ 10,512              $ 10,013             $ 10,575           $ 10,720
6/00     $ 10,918              $ 10,400             $ 11,020           $ 11,209
6/01     $ 11,968              $ 11,399             $ 12,132           $ 12,468
6/02     $ 12,770              $ 12,164             $ 12,995           $ 13,544
6/03     $ 14,117              $ 13,447             $ 14,419           $ 14,953
6/04     $ 14,147              $ 13,475             $ 14,503           $ 15,001

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 4.75% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    5/3/99 - 6/30/04
Class L                      0.00%               0.44%               6.35%                5.83%

Lehman
Brothers
Aggregate
Bond
Index                        0.16%               0.32%               6.95%                6.47%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

         CLASS L    LEHMAN BROTHERS AGGREGATE
5/3/99   $ 10,000           $ 10,000
6/99     $  9,845           $  9,881
6/00     $ 10,238           $ 10,332
6/01     $ 11,255           $ 11,493
6/02     $ 12,032           $ 12,484
6/03     $ 13,337           $ 13,782
6/04     $ 13,395           $ 13,827

Hypothetical Investments in MassMutual Core Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                         YEAR TO DATE         ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04   7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                     -0.28%             -0.08%              2.74%
Class N (CDSC
fees deducted)*             -1.27%             -1.01%              2.74%

Lehman
Brothers
Aggregate
Bond
Index                        0.16%              0.32%              2.76%

[CHART]

             CLASS N    CLASS N (CDSC FEES DEDUCTED)   LEHMAN BROTHERS AGGREGATE
12/31/2002   $ 10,000             $ 10,000                     $ 10,000
6/03         $ 10,421             $ 10,321                     $ 10,393
6/04         $ 10,413             $ 10,413                     $ 10,417

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL DIVERSIFIED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL DIVERSIFIED BOND FUND?

This Fund seeks a superior total rate of return by investing in fixed-income instruments. Normally, the Fund pursues its objective by investing primarily in fixed-income debt securities, including U.S. dollar-denominated corporate obligations; securities issued or guaranteed by the U.S. government or its agencies; U.S. dollar-denominated bonds of foreign issuers; private placement bonds, including securities issued pursuant to Rule 144A; and mortgage-backed and other asset-backed securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 0.28%, ahead of the 0.16% return of the Lehman Brothers Aggregate Bond Index, a proxy for taxable bond performance that primarily includes securities from the Treasury, mortgage-backed, and corporate asset classes.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. After spiking upward at the end of 2003 and early in January, interest rates were broadly lower, with the benchmark 30-year Treasury declining 0.30% to end the quarter at 4.77%. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth. Inflation remained in check, despite rising oil and commodity prices. Bonds also continued to benefit from tremendous overseas demand for U.S. Treasuries, most notably from Asian Central banks. The reemergence of terrorist threats also supported Treasuries, which benefited from a flight to quality.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Federal Reserve Open Market Committee raised its target for the federal funds level 0.25% to 1.25%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Asset-backed securities made up the best-performing sector in the first quarter. Fixed-rate mortgages also turned in strong results, aided by a declining supply and lower volatility. In general, however, this was not the best quarter for bonds. Of note was the remarkably strong performance of Treasury Inflation-Protected Securities (TIPS), with the 30-year benchmark rising in price by approximately 0.09% over the quarter.

In the second quarter, the anticipation of Fed action drove bond yields higher - and prices lower - particularly in the shorter and intermediate maturities. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall - and vice versa. Yields on two-year notes rose by 1.10% to 2.67%; the five-year Treasury note yield increased by 1% to 3.76%. Long-term bonds fared better - 30-year Treasuries rose by only 0.50% during the period, to yield 5.29% at the end of June. During the period, high-yield bonds outperformed their investment-grade counterparts. Within the high-yield universe, intermediate bonds outpaced longer maturities. Chemicals and automotive were two sectors that advanced strongly. In general, lower-quality sectors outperformed.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates. The strength of the economy has given us confidence with respect to owning corporate bonds. Profitability trends are likely to remain positive, leading to further credit quality improvement. Typically, when the Fed is active, significant trading opportunities present themselves in mortgage securities. We anticipate becoming more active in this sector relative to the first half of the year and will pursue compelling opportunities in other sectors as they emerge.

[CHART]

                       DURATION DIVERSIFICATION (6/30/04)
                             MASS MUTUAL DIVERSIFIED
                                    BOND FUND
                           AVERAGE DURATION=4.70 YEARS

LESS THAN 1 Year           7.9%
1 - 3 Years               23.5%
3 - 5 Years               29.9%
5 - 10 Years              30.6%
10-20 Years                8.1%

[CHART]

                           QUALITY STRUCTURE (6/30/04)
                             MASSMUTUAL DIVERSIFIED
                                    BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA       60.1%
Aa/AA                                            2.5%
A/A                                              7.0%
Baa/BBB                                         16.9%
Ba/BB                                            3.1%
B/B                                              8.8%
CCC                                              1.3%
CC and below                                     0.3%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL DIVERSIFIED BOND FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    5/3/99 - 6/30/04
Class S                      0.28%               2.68%               6.43%               6.00%
Class A                      0.09%               2.15%               5.96%               5.52%
Class A
(sales load
deducted)*                  -4.66%              -2.71%               4.94%               4.53%
Class Y                      0.28%               2.61%               6.36%               5.92%
Class L                      0.28%               2.63%               6.23%               5.80%

Lehman
Brothers
Aggregate
Bond Index                   0.16%               0.32%               6.95%               6.47%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

         CLASS S    CLASS A    CLASS A (SALES LOAD DEDUCTED)   CLASS Y    CLASS L    LEHMAN BROTHERS AGGREGATE
5/3/99   $ 10,000   $ 10,000              $  9,525             $ 10,000   $ 10,000            $ 10,000
6/99     $  9,890   $  9,880              $  9,411             $  9,890   $  9,890            $  9,881
6/00     $ 10,226   $ 10,175              $  9,692             $ 10,214   $ 10,202            $ 10,332
6/01     $ 11,073   $ 10,967              $ 10,446             $ 11,044   $ 11,014            $ 11,493
6/02     $ 11,725   $ 11,568              $ 11,019             $ 11,690   $ 11,638            $ 12,484
6/03     $ 13,155   $ 12,921              $ 12,308             $ 13,116   $ 13,036            $ 13,782
6/04     $ 13,508   $ 13,199              $ 12,572             $ 13,459   $ 13,380            $ 13,827

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 4.75% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Diversified Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL DIVERSIFIED BOND FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                         YEAR TO DATE         ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04   7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                     -0.09%             1.86%                4.91%
Class N (CDSC
fees deducted)*             -1.09%             0.86%                4.91%

Lehman Brothers
Aggregate Bond Index         0.16%             0.32%                2.76%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CLASS N    CLASS N (CDSC FEES DEDUCTED)   LEHMAN BROTHERS AGGREGATE
12/31/2002   $ 10,000             $ 10,000                      $ 10,000
6/03         $ 10,548             $ 10,448                      $ 10,393
6/04         $ 10,744             $ 10,744                      $ 10,417

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL BALANCED FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL BALANCED FUND?

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 2.35%, outpacing the 2.25% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. During the period, small-cap stocks, which once again outpaced their large-cap counterparts, continued to benefit from low interest rates and leverage to the economic expansion.

Bonds outperformed stocks during the first quarter, also benefiting from lower interest rates. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. The yield on the benchmark 30-year Treasury declined 0.30%. Intermediate-term bonds fared best in this environment. Yields on five- and 10-year notes declined 0.47% and 0.41%, respectively, over the period - movements that were reflected in their price increases.

During the second quarter, the pace of the economic recovery quickened, with employment gains, higher commodity prices and increased capital spending. In response, interest rates increased by more than 1.00% on two- and three-year Treasuries. The Federal Reserve increased the federal funds and discount rate by 0.25% on June 30, a move the bond market had been discounting for months. Throughout the second quarter, investors became increasingly concerned that higher energy prices would squeeze margins and threaten the economic recovery.

WHAT ASSET ALLOCATION DECISIONS WERE MADE?

We entered the quarter significantly overweight in stocks. During January and early February, we reduced that overweight to a neutral position based on high valuations and an overly ebullient sentiment. During mid-May, we put some of our cash position to work and increased the weight of both bonds and stocks, as the market appeared to be discounting still-higher interest rates.

HOW DID THE FUND'S STOCK SELECTION AFFECT PERFORMANCE DURING THE PERIOD?

The Fund's stock component outperformed its respective benchmarks during the first quarter, benefiting from an emphasis on stocks with compelling valuations. The greatest contributions came from the financial services, materials and processing, producer durables, consumer discretionary, and health care sectors. Detractors included the consumer discretionary, utilities and technology sectors. In the second quarter, performance was mostly positive, but relatively muted, as the portfolio experienced weakness in the consumer discretionary, technology, producer durables, consumer holdings and health care sectors. Bolstering performance were the energy, autos and transportation, materials and processing, technology, utilities, and financial services sectors.

HOW DID THE BOND PORTFOLIO PERFORM?

The Fund's bond portfolio slightly underperformed the Lehman Brothers Aggregate Bond Index in the first quarter. Contributing to this underperformance were the Fund's overweight position in lower-rated corporates, and underweights in mortgage-backed securities and intermediate-term bonds. Performance for the second quarter was relatively in line with the Lehman Brothers Aggregate Bond Index. On the positive side were the Fund's reduced exposure to long corporate bonds and its stake in lower-quality corporate bonds. On the negative side, the Fund prematurely dispensed with its "barbell" approach - the practice of investing more heavily in bonds at the short and long ends of the maturity range
- believing there was little to gain in this environment of bond yields that didn't vary greatly from short to long bonds.

WHAT IS YOUR OUTLOOK?

The two greatest risks to financial markets moving forward are the pace of interest rate movement and the threat of a more dramatic economic slowdown. If rates and the pace of economic activity remain fairly stable, current positives
- such as solid corporate earnings and a U.S. economy that is forecast to expand by approximately 4.6% in 2004 (the fastest rate of growth since 1984) - should prevail and be supportive of financial markets in the second half of 2004. Unforeseen surprises related to terrorism or the upcoming election could spook investors, however.

[CHART]

                            MASSMUTUAL BALANCED FUND
                                ASSET ALLOCATION
                          (% OF INVESTMENTS) ON 6/30/04

Common Stocks             57.7%
Bonds                     26.9%
Short-term Issues         15.4%

                            MASSMUTUAL BALANCED FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Microsoft Corp.
General Electric Co.
Pfizer, Inc.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Bank of America Corp.
Intel Corp.
Johnson & Johnson
Cisco Systems, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    10/3/94 - 6/30/04
Class S                      2.35%              11.68%              -0.95%               6.42%

Lipper
Balanced
Fund Index                   2.25%              12.64%               2.18%               8.81%
Lehman
Brothers
Aggregate
Bond Index                   0.16%               0.32%               6.95%               7.52%
S&P 500
Index                        3.44%              19.10%              -2.20%              11.60%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S    LIPPER BALANCED   LEHMAN BROTHERS AGGREGATE   S&P 500 INDEX
10/3/94   $ 10,000      $ 10,000               $ 10,000              $ 10,000
6/95      $ 11,179      $ 11,203               $ 11,186              $ 12,017
6/96      $ 12,788      $ 12,860               $ 11,748              $ 15,139
6/97      $ 15,126      $ 15,455               $ 12,705              $ 20,389
6/98      $ 17,361      $ 18,328               $ 14,044              $ 26,535
6/99      $ 19,223      $ 20,448               $ 14,486              $ 32,575
6/00      $ 18,119      $ 21,354               $ 15,148              $ 34,939
6/01      $ 17,391      $ 21,146               $ 16,849              $ 29,760
6/02      $ 15,918      $ 19,538               $ 18,303              $ 24,411
6/03      $ 16,410      $ 20,220               $ 20,206              $ 24,471
6/04      $ 18,327      $ 22,776               $ 20,272              $ 29,145

Hypothetical Investments in MassMutual Balanced Fund Class A, Class A (sales load deducted), Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    1/1/98 - 6/30/04
Class A                      2.15%              11.06%              -1.49%               1.24%
Class A
(sales load
deducted)*                  -3.73%               4.62%              -2.65%               0.33%
Class Y                      2.40%              11.57%              -1.11%               1.64%

Lipper
Balanced
Fund Index                   2.25%              12.64%               2.18%               4.90%
Lehman
Brothers
Aggregate
Bond Index                   0.16%               0.32%               6.95%               6.44%
S&P 500
Index                        3.44%              19.10%              -2.20%               4.03%

[CHART]

         CLASS A    CLASS A (SALES LOAD DEDUCTED)   CLASS Y    LIPPER BALANCED   LEHMAN BROTHERS AGGREGATE   S&P 500 INDEX
1/1/98   $ 10,000             $  9,425              $ 10,000      $ 10,000               $ 10,000              $ 10,000
6/98     $ 10,620             $ 10,009              $ 10,640      $ 10,979               $ 10,393              $ 11,770
6/99     $ 11,681             $ 11,009              $ 11,756      $ 12,249               $ 10,720              $ 14,449
6/00     $ 10,958             $ 10,328              $ 11,073      $ 12,791               $ 11,209              $ 15,497
6/01     $ 10,455             $  9,854              $ 10,595      $ 12,667               $ 12,468              $ 13,200
6/02     $  9,520             $  8,973              $  9,680      $ 11,703               $ 13,544              $ 10,828
6/03     $  9,757             $  9,196              $  9,965      $ 12,112               $ 14,953              $ 10,854
6/04     $ 10,836             $ 10,213              $ 11,117      $ 13,643               $ 15,001              $ 12,927

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE S&P 500 INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04     5/3/99 - 6/30/04
Class L                      2.24%              11.31%              -1.26%              -1.06%

Lipper
Balanced
Fund
Index                        2.25%              12.64%               2.18%               2.34%
Lehman
Brothers
Aggregate
Bond
Index                        0.16%               0.32%               6.95%               6.47%
S&P 500
Index                        3.44%              19.10%              -2.20%              -1.56%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            CLASS L     LIPPER BALANCED     LEHMAN BROTHERS AGGREGATE         S&P 500 INDEX
5/3/1999   $  10,000       $  10,000                $  10,000                   $  10,000
6/99       $  10,082       $  10,118                $   9,881                   $  10,306
6/00       $   9,481       $  10,566                $  10,332                   $  11,053
6/01       $   9,064       $  10,463                $  11,493                   $   9,415
6/02       $   8,274       $   9,668                $  12,484                   $   7,723
6/03       $   8,502       $  10,005                $  13,782                   $   7,742
6/04       $   9,464       $  11,270                $  13,827                   $   9,220

Hypothetical Investments in MassMutual Balanced Fund Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                      1.94%              10.78%              12.62%
Class N (CDSC
fees deducted)*              0.94%               9.78%              12.62%

Lipper Balanced
Fund Index                   2.25%              12.64%              14.57%
Lehman Brothers
Aggregate Bond
Index                        0.16%               0.32%               2.76%
S&P 500 Index                3.44%              19.10%              21.05%

[CHART]

              CLASS N    CLASS N (CDSC FEES DEDUCTED)  LIPPER BALANCED   LEHMAN BROTHERS AGGREGATE       S&P 500 INDEX
12/31/2002   $  10,000            $  10,000               $  10,000              $   10,000                $  10,000
6/04         $  10,786            $  10,686               $  10,887              $   10,393                $  11,175
6/04         $  11,949            $  11,949               $  12,263              $   10,417                $  13,318

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE S&P 500 INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL STRATEGIC BALANCED FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL STRATEGIC BALANCED FUND?

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ending June 30, 2004, the Fund's Class S shares returned 1.80%, underperforming the 2.25% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The major U.S. equity indexes ended the first quarter mixed, but little changed. There were conflicting economic signals throughout the period, with a lack of substantial improvement in the domestic employment picture and the overhanging terrorism threat - both of which weighed on investor sentiment.

In the second quarter, stronger-than-expected economic activity and rising inflation expectations drove bond yields higher, while increased demand for Treasury Inflation-Protected Securities (TIPS) kept real yields from rising as much as their nominal counterparts. Non-U.S. fixed-income markets experienced similar conditions for the most part, but with substantially less volatility. The Bank of England raised its target rate two times during the period, while the European Central Bank remained on hold and the Federal Reserve tightened modestly. Although bolstered by a stronger economy and accommodative monetary policy, the threat of higher interest rates and general uncertainty over the future course of monetary policy caused credit spreads - the disparity between the price received for a bond (less) and the price paid for a bond (more) - to widen somewhat, with most of that disparity affecting the emerging market sector. Despite rising yields and a flatter yield curve, spreads on mortgage-backed issues tightened.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, the equity portfolio's overweight position in information technology relative to the S&P 500 Index and an underweight position in energy and health care had a positive impact on performance. Detracting from performance were overweight positions in the consumer discretionary sector and an underweight in consumer staples. In the fixed-income segment of the Fund's portfolio, portfolio strategies produced generally positive results, as moderate exposure to TIPS was the biggest contributor to performance. Our emphasis on longer maturity issues was significantly rewarded as real yields fell and prices rose. Broadly neutral exposure to the corporate and mortgage sectors had a small positive impact on returns for the period. Our issue selection and maturity emphasis on credit helped generate positive returns when spreads widened. Where allowed, moderate and highly diversified exposure to emerging-market and non-dollar securities contributed to returns for the period. Our interest rate strategies, on the other hand, detracted.

Turning to the second quarter, in the Fund's equity segment of the portfolio, our underweighted position in industrials, along with weaker stock selection in telecommunications and technology, hindered performance. Contributing to returns was strong stock selection in consumer staples, utilities and financials. In the fixed-income portion of the Fund's portfolio, our strategies produced mixed, but generally positive, results in the second quarter. Exposure to TIPS detracted from returns, since they underperformed comparable Treasuries. Our effectively neutral duration posture had little impact on performance, but our barbelled exposure - where we invested more heavily in bonds at the short and long ends of the maturity range - added significantly to returns as differences in yields at different maturities moved into a tighter range. Emerging-market exposure detracted from returns as their yields increased and prices declined. High-yield exposure benefited from stable yields, and our modestly overweight exposure to the mortgage-backed sector benefited from a narrower range of yields. Neutral exposure to investment-grade bonds had little impact on returns, but our emphasis on intermediate-term and BBB-rated issues was rewarded, as those sectors outperformed. Non-dollar bond exposure added to returns, as European bonds outperformed their domestic counterparts, while modest currency exposure had little impact on performance.

WHAT IS YOUR OUTLOOK?

In recent months, investors were concerned about many issues - including the prospect of rising interest rates, the war in Iraq, higher oil prices and China's rapid growth. We feel that most investor concerns have been aired long enough and were likely discounted by stock prices at the close of the second quarter. We also feel that positive surprises may occur in the next few months, oil prices may decline from recent highs and the federal deficit may be lower than projected.

[CHART]

                              MASSMUTUAL STRATEGIC
                                  BALANCED FUND
                                ASSET ALLOCATION
                          (% OF INVESTMENTS) ON 6/30/04

Short-term Issues          9.4%
Common Stocks             57.7%
Bonds                     32.9%

                       MASSMUTUAL STRATEGIC BALANCED FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Motorola, Inc.
Solectron Corp.
ChevronTexaco Corp.
Raytheon Co.
Merck & Co., Inc.
Carnival Corp.
Johnson & Johnson
Agilent Technologies, Inc.
American Express Co.
Pfizer, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index

MASSMUTUAL STRATEGIC BALANCED FUND
TOTAL RETURN

                                             YEAR TO DATE       SINCE INCEPTION
                                           1/1/04 - 6/30/04    12/31/03 - 6/30/04
Class S                                          1.80%               1.80%
Class A                                          1.60%               1.60%
Class A (sales load deducted)*                  -4.24%              -4.24%
Class Y                                          1.80%               1.80%

Lipper Balanced Fund Index                       2.25%               2.25%
Lehman Brothers Aggregate
Bond Index                                       0.16%               0.24%
Russell 3000 Index                               3.60%               3.62%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                     CLASS A (SALES                      LIPPER            LEHMAN BROTHERS
              CLASS S     CLASS A    LOAD DEDUCTED)    CLASS Y     BALANCED FUND INDEX   AGGREGATE BOND INDEX  RUSSELL 3000 INDEX
12/31/2003   $  10,000   $  10,000      $  9,425      $  10,000          $  10,000            $  10,000            $  10,000
3/04         $  10,200   $  10,180      $  9,595      $  10,190          $  10,112            $  10,012            $  10,226
6/04         $  10,180   $  10,160      $  9,576      $  10,180          $  10,224            $  10,024            $  10,362

Hypothetical Investments in MassMutual Strategic Balanced Fund Class L, Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index

MASSMUTUAL STRATEGIC BALANCED FUND
TOTAL RETURN

                                             YEAR TO DATE       SINCE INCEPTION
                                           1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class L                                          1.70%               1.70%
Class N                                          1.50%               1.50%
Class N (CDSC fees deducted)*                    0.50%               0.50%

Lipper Balanced Fund Index                       2.25%               2.25%
Lehman Brothers Aggregate
Bond Index                                       0.16%               0.24%
Russell 3000 Index                               3.60%               3.62%

[CHART]

                                         CLASS N (CDSC     LIPPER BALANCED       LEHMAN BROTHERS
                CLASS L       CLASS N    FEES DEDUCTED)      FUND INDEX       AGGREGATE BOND INDEX     RUSSELL 3000 INDEX
12/31/2003     $  10,000     $  10,000      $  10,000          $  10,000             $  10,000               $  10,000
3/04           $  10,190     $  10,180      $  10,180          $  10,112             $  10,012               $  10,226
6/04           $  10,170     $  10,150      $  10,050          $  10,224             $  10,024               $  10,362

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE RUSSELL 3000 INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL CORE VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL CORE VALUE EQUITY FUND?

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 3.68%, outpacing the 3.44% return of the Standard & Poor's 500 Index, but lagging the 3.93% return of the Russell 1000 Value Index.

The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. During the period, small-cap stocks, once again outpacing large-cap stocks, continued to benefit from low interest rates and leverage to the economic expansion. Defensive sectors, such as consumer staples and utilities, took the lead from the higher-beta, pro-cyclical stocks that had dominated the market last year. The market shift primarily reflected investor concerns about a possible slowdown in economic growth and its implications for corporate earnings. Renewed worries over terrorist attacks also took a toll. Value stocks outperformed both growth stocks and the broad market during the period.

Turning to the second quarter, equities posted only a slight gain as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve would raise interest rates. Investors got closure at the end of June when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. Additional economic measures released during the quarter were largely favorable, with improvements in consumer spending, inventory investment, and equipment and software spending. Despite this, a few wrinkles remained in an otherwise smooth path, namely job growth and oil prices. Against this backdrop, large-cap stocks narrowly outperformed small caps, growth stocks outperformed value stocks among large caps, and value stocks outperformed growth stocks among small caps, indicating no clear trend either way. Within the U.S. large-cap market, pro-cyclical sectors led, but interest-rate sensitive sectors - such as financials, construction and housing as well as utilities - performed poorly.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, security selection was strongest in the technology, auto/transportation and producer durables sectors. Performance was also favorable in the consumer discretionary and utilities sectors. Conversely, results in financial services were particularly detrimental to relative performance, as financials outperformed the market - and the Fund held an underweight position in this space.

In the second quarter, favorable stock selection in the technology and producer durables sectors contributed to returns. In addition, although the financial services sector was dragged down by lingering concerns over the effect of rising interest rates, strong stock selection within the sector made it one of our largest contributors to performance. Areas that detracted from second quarter results were the health care and consumer discretionary sectors. Retailers also felt the pressure of rising interest rates, and a number of our holdings in that sector fell.

WHAT IS YOUR OUTLOOK?

The majority of economic measures currently appear supportive of continued equity market gains moving into the second half of 2004. Unless unforeseen surprises, such as terrorism or election-year angst, prevent investors from focusing on the positives, equities should continue to advance.

                        MASSMUTUAL CORE VALUE EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Exxon Mobil Corp.
Citigroup, Inc.
Bank of America Corp.
American International Group, Inc.
Wells Fargo & Co.
Verizon Communications, Inc.
Freddie Mac
McDonald's Corp.
Weyerhaeuser Co.
Morgan Stanley

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Value Equity Fund Class S and the S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    10/3/94 - 6/30/04
Class S                      3.68%              20.01%              -2.94%               8.45%

S&P 500
Index                        3.44%              19.10%              -2.20%              11.60%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                     CLASS S    S&P 500 INDEX
10/3/94             $  10,000     $  10,000
6/95                $  11,613     $  12,017
6/96                $  14,276     $  15,139
6/97                $  18,435     $  20,389
6/98                $  22,196     $  26,535
6/99                $  25,584     $  32,575
6/00                $  22,247     $  34,939
6/01                $  21,913     $  29,760
6/02                $  18,963     $  24,411
6/03                $  18,364     $  24,471
6/04                $  22,039     $  29,145

Hypothetical Investments in MassMutual Core Value Equity Fund Class A, Class A (sales load deducted), Class Y and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE         ONE YEAR          AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    1/1/98 - 6/30/04
Class A                      3.42%              19.36%              -3.42%               0.67%
Class A
(sales load
deducted)*                  -2.48%              12.49%              -4.56%              -0.24%
Class Y                      3.70%              19.95%              -3.02%               1.10%

S&P 500
Index                        3.44%              19.10%              -2.20%               4.03%

[CHART]

                    CLASS A       CLASS A (SALES LOAD DEDUCTED)    CLASS Y      S&P 500 INDEX
1/1/98            $  10,000               $   9,425               $  10,000       $  10,000
6/98              $  10,860               $  10,236               $  10,880       $  11,770
6/99              $  12,431               $  11,716               $  12,517       $  14,449
6/00              $  10,751               $  10,133               $  10,868       $  15,497
6/01              $  10,537               $   9,932               $  10,702       $  13,200
6/02              $   9,076               $   8,554               $   9,257       $  10,828
6/03              $   8,750               $   8,248               $   8,952       $  10,854
6/04              $  10,445               $   9,844               $  10,738       $  12,927

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Value Equity Fund Class L and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                                   FIVE YEAR        SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    7/1/99 - 6/30/04    5/3/99 - 6/30/04
Class L                      3.72%              19.80%              -3.15%              -2.67%

S&P 500
Index                        3.44%              19.10%              -2.20%              -1.56%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS L             S&P 500 INDEX
5/3/99          $  10,000              $  10,000
6/99            $  10,207              $  10,306
6/00            $   8,859              $  11,053
6/01            $   8,704              $   9,415
6/02            $   7,516              $   7,723
6/03            $   7,258              $   7,742
6/04            $   8,696              $   9,220

Hypothetical Investments in MassMutual Core Value Equity Fund Class N, Class N (CDSC fees deducted) and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                      3.34%              19.12%              19.70%
Class N (CDSC
fees deducted)*              2.34%              18.12%              19.70%

S&P 500 Index                3.44%              19.10%              21.05%

[CHART]

                 CLASS N     CLASS N (CDSC FEES DEDUCTED)    S&P 500 INDEX
12/31/2002      $  10,000             $  10,000                $  10,000
6/03            $  10,991             $  10,891                $  11,175
6/04            $  13,092             $  13,092                $  13,318

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL FUNDAMENTAL VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL FUNDAMENTAL VALUE FUND?

The Fund seeks long-term total return by primarily investing in equity securities, with a focus on companies with large capitalizations.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 2.49%, trailing the 3.44% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets treaded water in the first quarter, as fears of lackluster job growth offset positive company comments and improved prospects for corporate profit growth. Entering the second week of March, the S&P 500 had risen more than 4%, before declining following the Madrid bombing to finish the quarter up 1.7%. Sluggish job growth weighed on consumer confidence, which sank to its lowest level since October 2003. Within the large-cap universe, value issues outperformed their growth counterparts.

In the second quarter, equity markets moved modestly higher, battling against higher energy prices, rising interest rates and the potential for an economic slowdown in China, which offset an improving economic picture. In this environment, large-cap growth stocks outpaced their value competitors.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Stock selection in two of ten broad industry sectors added to the portfolio's benchmark-relative performance in the first quarter. Holdings in health care and consumer staples were the largest contributors, while holdings in consumer discretionary, energy and materials detracted the most from relative results. Furthermore, the Fund's overweight allocation to semiconductors contributed to relative results, while an underweight allocation to real estate detracted. Individual stocks that added the most to relative results during the first quarter included Bank One (+21%), C.R. Bard (+21%) and Nokia (+22%). Benchmark-relative performance was negatively impacted during the period by Alcoa (-8%), Shell (-8%) and CSX (-15%).

In the second quarter, stock selection in six of ten broad industry sectors contributed to the portfolio's benchmark-relative performance. The Fund's holdings in industrials, consumer staples and energy were among the largest contributors - while holdings in information technology, materials and financials detracted the most from relative results. On an individual basis, stocks that contributed the most to relative returns were Tyco International (+16%), Shell (+12%) and Illinois Tool Works (+21%). Benchmark-relative performance was hampered by holdings in Citigroup (-9%), Nokia (-27%), Goldman Sachs (-9%) and Applied Materials (-8%).

WHAT IS YOUR OUTLOOK?

Going into the second half of the year, investor concerns are centered on the impact of rising interest rates on the U.S. consumer, the threat of terrorist activity, high energy prices and an economic slowdown in China. While each of these concerns carries some validity and might curtail unsustainably high growth, the global economy has good momentum that should support durable expansion in the quarters ahead.

                        MASSMUTUAL FUNDAMENTAL VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Exxon Mobil Corp.
Citigroup, Inc.
Bank of America Corp.
Shell Transport & Trading Co. PLC
Alcoa, Inc.
Tyco International Limited
Caterpillar, Inc.
Pfizer, Inc.
Teradyne, Inc.
Bank One Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index

MASSMUTUAL FUNDAMENTAL VALUE FUND
TOTAL RETURN


                                                                SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/01 - 6/30/04
Class S                      2.49%              19.16%               1.88%
Class A                      2.30%              18.69%               1.47%
Class A (sales
load deducted)*             -3.58%              11.86%              -0.91%
Class Y                      2.49%              19.02%               1.81%
Class L                      2.39%              18.82%               1.69%

S&P 500 Index                3.44%              19.10%               1.01%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                   CLASS S         CLASS A     CLASS A (SALES LOAD DEDUCTED)     CLASS Y        CLASS L      S&P 500 INDEX
12/31/2001        $  10,000       $ 10,000             $   9,425                $  10,000      $  10,000       $  10,000
6/02              $   9,200       $  9,180             $   8,652                $   9,190      $   9,190       $   8,685
6/03              $   8,792       $  8,738             $   8,235                $   8,786      $   8,776       $   8,706
6/04              $  10,476       $ 10,371             $   9,774                $  10,458      $  10,428       $  10,254

Hypothetical Investments in MassMutual Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index

MASSMUTUAL FUNDAMENTAL VALUE FUND
TOTAL RETURN

                                                                 SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                      2.21%              18.32%              20.28%
Class N (CDSC
fees deducted)*              1.21%              17.32%              20.28%

S&P 500 Index                3.44%              19.10%              21.05%

[CHART]

                       CLASS N        CLASS N (CDSC FEES DEDUCTED)    S&P 500 INDEX
12/31/2002            $  10,000               $   10,000                $   10,000
6/03                  $  11,147               $   11,047                $   11,175
6/04                  $  13,189               $   13,189                $   13,318

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL VALUE EQUITY FUND?

The Fund seeks long-term growth of capital by investing in securities of companies that Fund management believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow - or in relation to securities of other companies in the same industry.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 3.13%, trailing the 3.93% return of the Russell 1000 Value Index, which measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. common stocks based on market capitalization.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Stock returns were mixed during the first quarter of 2004. The broader market, as measured by the Standard & Poor's(SM) 500 Index, posted modest gains due to strong corporate earnings, positive economic news and continued low interest rates. Sluggish job growth, high energy prices and geopolitical concerns, however, made investors cautious about some sectors of the market. These conditions benefited value stocks, as investors shifted away from the riskier, high-growth stocks that were standouts in 2003.

The second quarter was similar to the first, with stock returns that were, once again, mixed. The Standard & Poor's 500 Index posted slight gains due to improving corporate earnings and positive economic news, including stronger employment growth. However, rising interest rates, high energy prices and geopolitical concerns once again gave investors pause about certain sectors of the market. As a result, these conditions benefited sectors such as industrials and energy, but hampered the more interest-rate-sensitive industries, such as financials. From a style perspective, value stocks underperformed their growth counterparts.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, the Fund suffered relative to the Russell 1000 Value Index from both weak industry selection and negative stock selection, particularly within the financials and information technology sectors. Specifically, our overweighting in technology detracted from performance, as investors shifted towards the more defensive areas of the market. An underweighted position in financials also hurt, as that sector benefited from rising equity markets and increased revenue from merger and acquisition activity. Additionally, the Fund's underweight of wireless telecommunication services was a drag, as these stocks benefited from industry consolidation. On a positive note, the Fund benefited from positive security and industry selection in the consumer discretionary sector. Leading the way were some good picks and underweighting in the poor-performing automobiles industry, which declined due to the potential for increased interest rates. The Fund also outperformed in the media industry, which as a group struggled due to concerns about a slow recovery in advertising spending.

Turning to the second quarter, the Fund benefited on a relative basis from both strong industry selection and positive stock selection, particularly within the industrials and health care sectors. Specifically, the Fund's overweight to industrials added to performance, as the global economic recovery continued and boosted industrial conglomerates. Additionally, our underweighting in financials fueled returns, as concerns surrounding higher interest rates weighed heavily on the returns of the larger diversified banks and real estate companies. Detracting from performance during the period were our holdings within the consumer discretionary sector. Media stocks, particularly those involved with radio broadcasting, continued to suffer from a slow recovery in advertising spending and issues related to the broadcasting of indecent material. The Fund's positioning in the energy sector also hurt performance - particularly an underweighting in the large integrated oil companies - as higher oil and natural gas prices created a positive environment for these stocks.

                          MASSMUTUAL VALUE EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

General Electric Co.
Bank of America Corp.
Exxon Mobil Corp.
Tyco International Limited
American International Group, Inc.
SBC Communications, Inc.
Honeywell International, Inc.
ChevronTexaco Corp.
Citigroup, Inc.
Merrill Lynch & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index

MASSMUTUAL VALUE EQUITY FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04    5/1/01 - 6/30/04
Class S                      3.13%              19.54%               0.62%
Class A                      2.93%              18.94%               0.16%
Class A (sales
load deducted)*             -2.96%              12.09%              -1.69%
Class Y                      3.23%              19.44%               0.58%
Class L                      3.03%              19.28%               0.43%

Russell 1000 Value Index     3.93%              21.13%               2.80%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                    CLASS S      CLASS A    CLASS A (SALES LOAD DEDUCTED)         CLASS Y       CLASS L   RUSSELL 1000 VALUE INDEX
5/1/2001           $  10,000    $  10,000              $  9,425                  $  10,000     $  10,000          $  10,000
6/01               $   9,880    $   9,880              $  9,312                  $   9,880     $   9,880          $   9,998
6/02               $   8,868    $   8,830              $  8,322                  $   8,866     $   8,857          $   9,103
6/03               $   8,532    $   8,451              $  7,965                  $   8,526     $   8,499          $   9,010
6/04               $  10,199    $  10,051              $  9,473                  $  10,183     $  10,137          $  10,914

Hypothetical Investments in MassMutual Value Equity Fund, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index

MASSMUTUAL VALUE EQUITY FUND
TOTAL RETURN

                                                                        SINCE INCEPTION
                               YEAR TO DATE           ONE YEAR           AVERAGE ANNUAL
                              1/1/04 - 6/30/04    7/1/03 - 6/30/04     12/31/02 - 6/30/04
Class N                            2.72%                18.73%               18.72%
Class N (CDSC
fees deducted)*                    1.72%                17.73%               18.72%

Russell 1000 Value Index           3.93%                21.13%               22.39%

[CHART]

                            CLASS N      CLASS N (CDSC FEES DEDUCTED)    RUSSELL 1000 VALUE INDEX
12/31/2002                 $  10,000              $  10,000                       $  10,000
6/03                       $  10,892              $  10,792                       $  11,157
6/04                       $  12,932              $  12,932                       $  13,540

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 1000 VALUE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL LARGE CAP VALUE FUND?

This Fund seeks both capital growth and income by selecting high-quality, large-capitalization companies primarily in the S&P 500 Index(R).

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 4.57%, outpacing the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The U.S. stock market moved sideways in the first quarter against a backdrop of unsettling geopolitical events and mixed economic data. In the second quarter, geopolitical concerns, high energy prices and expectations of rising interest rates also kept the equity markets in a narrow trading range.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, the Fund's top-performing positions included Bank One, American Express, Berkshire Hathaway, American International Group, Loews and Tyco. Microsoft, Sealed Air, Comcast, HSBC Holdings and Wells Fargo were among the positions that detracted from performance during the first three months of 2004. In the first quarter, we made notable changes to the portfolio, including the purchase of Comcast, the largest cable provider in the U.S. We added this holding at what we believe represents a reasonable valuation based on our analysis of its management quality, business fundamentals and competitive advantages. CEO Brian Roberts and his management team have a proven track record of creating value for shareholders. In terms of business fundamentals and competitive advantages, Comcast operates in one of the few industries that still have significant pricing power with consumers - stemming from the fact that cable providers have a virtual monopoly in their regions, since the cost of laying cable is prohibitive to new entrants.

During the second quarter, top contributors to the Fund's results included Tyco International, EOG Resources, Costco Wholesale, Devon Energy and ConocoPhillips. Positions that detracted from performance during the period included Altria Group, Citigroup, Bank One, Berkshire Hathaway and Golden West Financial. We made no significant changes to the portfolio during the second quarter.

WHAT IS YOUR OUTLOOK?

Looking ahead, there are a number of "headwinds" and "tailwinds" that have the potential to exert an influence on the markets. Consequently, we have structured our portfolios in such a way as to avoid "optimizing" on any single macro scenario. We are invested in many diverse businesses that we find attractive on their own merits without regard for how the stock market or the U.S. economy might perform. Our holdings have lower valuations than the market on average, even while our analysis suggests they possess above-average balance sheet strength, competitive advantages, management quality and opportunities to create long-term value for shareholders.

                         MASSMUTUAL LARGE CAP VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

American Express Co.
American International Group, Inc.
Altria Group, Inc.
Berkshire Hathaway, Inc. Cl. A
Tyco International Limited
Bank One Corp.
Citigroup, Inc.
Wells Fargo & Co.
Sealed Air Corp.
Costco Wholesale Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MASSMUTUAL LARGE CAP VALUE FUND
TOTAL RETURN


                                                                 SINCE INCEPTION
                           YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                         1/1/04 - 6/30/04    7/1/03 - 6/30/04    5/1/00 - 6/30/04
Class S                       4.57%                21.79%              0.21%
Class A                       4.39%                21.38%             -0.26%
Class A (sales
load deducted)*              -1.61%                14.43%             -1.67%
Class Y                       4.58%                21.76%              0.14%
Class L                       4.48%                21.54%             -0.05%

S&P 500 Index                 3.44%                19.10%             -4.17%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                   CLASS S       CLASS A      CLASS A (SALES LOAD DEDUCTED)          CLASS Y         CLASS L      S&P 500 INDEX
5/1/2000          $  10,000     $  10,000                $  9,425                   $  10,000       $  10,000       $  10,000
6/00              $   9,790     $   9,780                $  9,218                   $   9,790       $   9,780       $  10,037
6/01              $   9,278     $   9,231                $  8,700                   $   9,268       $   9,241       $   8,549
6/02              $   7,964     $   7,878                $  7,425                   $   7,949       $   7,923       $   7,012
6/03              $   8,283     $   8,150                $  7,681                   $   8,259       $   8,212       $   7,030
6/04              $  10,088     $   9,892                $  9,323                   $  10,057       $   9,981       $   8,372

Hypothetical Investments in MassMutual Large Cap Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MASSMUTUAL LARGE CAP VALUE FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                     YEAR TO DATE           ONE YEAR             AVERAGE ANNUAL
                    1/1/04 - 6/30/04      7/1/03 - 6/30/04     12/31/02 - 6/30/04
Class N                  4.22%                 20.88%                22.17%
Class N (CDSC
fees deducted)*          3.22%                 19.88%                22.17%

S&P 500 Index            3.44%                 19.10%                21.05%

[CHART]

                      CLASS N        CLASS N (CDSC FEES DEDUCTED)   S&P 500 INDEX
12/31/2002           $  10,000              $  10,000                 $  10,000
6/03                 $  11,168              $  11,068                 $  11,175
6/04                 $  13,501              $  13,501                 $  13,318

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL INDEXED EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL INDEXED EQUITY FUND?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500(R) Index.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 3.18%, nearly in line with the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

While the U.S. economy continued to demonstrate signs of improvement during the first few months of 2004, a muted improvement in job growth dampened enthusiasm. Given the pace of economic growth, the sluggish job market implied a significant increase in corporate productivity, expected to translate into continued strong corporate profits. While strengthening corporate profits is favorable to equity owners, continued improvement in financial markets has mainly been contingent on translating growth in profits to jobs. Globally, continued improvement in the economic landscape - and in particular, momentum in the Asian markets - boded well for foreign investments. In this environment, value stocks continued to outpace growth stocks as they did last year. Also following a pattern established throughout 2003, returns continued to increase as capitalization decreased. The small- and mid-cap segments continued to rise, but at a less robust pace than in 2003.

During the second quarter, the U.S. economy was positively impacted by a number of factors, including a rise in consumer confidence, rising corporate profits and improvements in the labor market (which helped to boost consumer spending during the period). Despite these positive signs of economic growth, the market was held back by a number of factors, including concerns of a Federal Reserve interest rate hike and the handover of power in Iraq. The market gained some stability with both events taking place at the end of June; however, investors remained cautious in the rising interest rate environment and seemed to be waiting to see how corporations would begin to use the large cash reserves that have built over the last two years. Fixed-income markets struggled during the period, sparked by the increase and anticipation of further increases in interest rates. Against this backdrop, growth stocks outpaced value issues, as many corporations continued to recognize record profits - and small-cap stocks once again dominated the market.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, sector performance was mixed. The financials sector, up 4.88%, provided the greatest contribution to the market's first quarter return. Consumer staples and energy also helped boost index performance, returning 5.63% and 5.18%, respectively. Conversely, the information technology sector, which drove the performance of the Index in 2003, lagged in the first quarter, with a return of -2.53%.

Sector results were also mixed in the second quarter, as the financial services sector, which has the largest weight in the S&P 500, underperformed all other groups with a 2.4% loss. On the other hand, the S&P's second-largest sector, information technology, was up 2.84% for the period. Energy was the best-performing sector, generating a 7.56% increase.

WHAT IS YOUR OUTLOOK?

As managers of a passive fund, we do not make market forecasts, but seek to replicate the return and risk characteristics of the benchmark. Stock prices have been held back by concerns over interest rates, oil prices, geopolitics and, just recently, economic growth. In the near term, however, we believe continued strong profit and free cash flow growth should lead to improved equity performance.

                         MASSMUTUAL INDEXED EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

General Electric Co.
Microsoft Corp.
Exxon Mobil Corp.
Pfizer, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
American International Group, Inc.
Intel Corp.
Bank of America Corp.
Johnson & Johnson

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                                           FIVE YEAR          SINCE INCEPTION
                             YEAR TO DATE            ONE YEAR            AVERAGE ANNUAL        AVERAGE ANNUAL
                            1/1/04 - 6/30/04     7/1/03 - 6/30/04       7/1/99 - 6/30/04     3/1/98 - 6/30/04
Class S                           3.18%               18.56%                 -2.63%                2.37%
Class A                           2.93%               17.96%                 -3.06%                1.88%
Class A
(sales load deducted)*           -2.95%               11.16%                 -4.20%                0.94%
Class Y                           3.11%               18.38%                 -2.68%                2.30%

S&P 500 Index                     3.44%               19.10%                 -2.20%                2.82%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                   CLASS S          CLASS A        CLASS A (SALES LOAD DEDUCTED)       CLASS Y       S&P 500 INDEX
3/1/98            $  10,000        $  10,000                $   9,425                 $  10,000        $  10,000
6/98              $  10,840        $  10,820                $  10,198                 $  10,840        $  10,859
6/99              $  13,254        $  13,144                $  12,388                 $  13,230        $  13,330
6/00              $  14,147        $  13,974                $  13,171                 $  14,120        $  14,297
6/01              $  12,008        $  11,805                $  11,126                 $  11,972        $  12,178
6/02              $   9,796        $   9,596                $   9,044                 $   9,766        $   9,989
6/03              $   9,783        $   9,541                $   8,993                 $   9,754        $  10,014
6/04              $  11,600        $  11,254                $  10,607                 $  11,547        $  11,926

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                                   FIVE YEAR           SINCE INCEPTION
                       YEAR TO DATE            ONE YEAR          AVERAGE ANNUAL         AVERAGE ANNUAL
                     1/1/04 - 6/30/04      7/1/03 - 6/30/04     7/1/99 - 6/30/04       7/1/99 - 6/30/04
Class L                    3.12%                18.30%               -2.79%                  -2.79%

S&P 500 Index              3.44%                19.10%               -2.20%                  -2.20%

[CHART]

                    CLASS L          S&P 500 INDEX
7/1/99             $  10,000           $  10,000
6/00               $  10,660           $  10,725
6/01               $   9,028           $   9,136
6/02               $   7,356           $   7,494
6/03               $   7,337           $   7,512
6/04               $   8,679           $   8,947

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Indexed Equity Fund Class Z and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                                 SINCE INCEPTION
                         YEAR TO DATE           ONE YEAR          AVERAGE ANNUAL
                       1/1/04 - 6/30/04     7/1/03 - 6/30/04     5/1/01 - 6/30/04
Class Z                     3.28%                 18.68%             -1.43%

S&P 500 Index               3.44%                 19.10%             -1.22%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS Z         S&P 500 INDEX
5/1/2001        $  10,000          $  10,000
6/01            $   9,820          $   9,822
6/02            $   8,034          $   8,057
6/03            $   8,051          $   8,076
6/04            $   9,555          $   9,619

Hypothetical Investments in MassMutual Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                        YEAR TO DATE         ONE YEAR           AVERAGE ANNUAL
                      1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                    2.76%               17.56%                19.65%
Class N (CDSC
fees deducted)*            1.76%               16.56%                19.65%

S&P 500 Index              3.44%               19.10%                21.05%

[CHART]

                      CLASS N       CLASS N (CDSC FEES DEDUCTED)     S&P 500 INDEX
12/31/2002           $  10,000               $  10,000                 $  10,000
6/03                 $  11,130               $  11,030                 $  11,175
6/04                 $  13,085               $  13,085                 $  13,318

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL BLUE CHIP GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL BLUE CHIP GROWTH FUND?

This Fund seeks growth of capital over the long term by normally investing at least 80% of assets in blue chip companies. Blue chip companies include companies whose stock is included in the Standard & Poor's 500(SM) Index (S&P 500(R)) or the Dow Jones Industrial Average, and companies with market capitalizations of at least $1 billion if not included in either index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 2.38%, lagging the 3.44% return of the S&P 500(R) Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The U.S. market, as measured by the S&P 500 Index, eked out a small gain in the first quarter of 2004. The year started off strongly with a rally in January, but some of the market's initial enthusiasm was dampened as the quarter wore on. In February, the market declined when the Federal Reserve Board (Fed) softened its language against raising interest rates. The market stayed in a trading range for most of February, but declined further in March with the issuance of a disappointing payroll report and news of the Madrid train bombings, which indicated a resurgence of al Qaeda.

The S&P 500 Index posted a modest return in the second quarter, as employment gains underscored a robust economic recovery with corporations posting strong earnings growth. However, anticipation of higher interest rates overshadowed the good economic news. The Fed met expectations when it raised the federal funds rate by 0.25% at the end of June.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund's overweighted position in technology stocks was the largest detractor from performance in the first quarter, as the group was the worst-performing sector in the Index during the period. Further hampering returns was security selection in the consumer discretionary sector. Specifically, the Fund owned an online retailer that lost ground after investors became concerned about a decline in gross margins. The Fund also underweighted a large discount retailer that performed well as its business improved. Although technology as a broad sector struggled during the period, our security selection in the sector was a positive for performance. The Fund owned several telecommunications companies that rallied amid a generally improving business outlook for the group. The Fund also benefited from strong security selection in the health care sector by underweighting a large pharmaceutical company that declined following a study that showed one of its drugs was inferior to that of a competitor.

In the second quarter, a rebound in overall corporate technology helped software companies advance. Top-ten holding Microsoft, a software industry bellwether, added to the Fund's performance, as a potential rebound in sales growth and industry analysts' predictions that the company might consider a dividend increase to address its large cash reserves sent the stock higher. The Fund also benefited from its position in an online services provider that posted solid first-quarter results owing to its strong Internet traffic, coupled with increased advertising revenues. Elsewhere, oil prices rose to a record high of $42 per barrel during the quarter, as turmoil in Iraq and attacks on Saudi oil interests raised concerns about the stability of future oil production. Prices eased when OPEC announced it would increase production by 2.5 million barrels in the summer months. The large integrated energy companies were the big beneficiaries of the increasing commodity prices. The Fund's underweighting in the energy sector, however, detracted from returns. Within the health care sector, security selection in the pharmaceuticals industry impaired the Fund's performance, as increasing generic drug competition and negative news regarding one company's antidepressant drug offset gains by our other pharmaceutical positions.

                        MASSMUTUAL BLUE CHIP GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Microsoft Corp.
General Electric Co.
Pfizer, Inc.
Intel Corp.
Cisco Systems, Inc.
Johnson & Johnson
American International Group, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
The Procter & Gamble Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MASSMUTUAL BLUE CHIP GROWTH FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                        YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                      1/1/04 - 6/30/04    7/1/03 - 6/30/04    6/1/01 - 6/30/04
Class S                    2.38%             14.69%                 -4.58%
Class A                    2.16%             14.04%                 -5.07%
Class A (sales
load deducted)*           -3.73%              7.43%                 -6.87%
Class Y                    2.50%             14.51%                 -4.68%
Class L                    2.26%             14.37%                 -4.81%

S&P 500 Index              3.44%             19.10%                 -1.47%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                    CLASS S        CLASS A     CLASS A (SALES LOAD DEDUCTED)         CLASS Y         CLASS L      S&P 500 INDEX
6/1/2001           $  10,000      $  10,000              $   9,425                  $  10,000       $  10,000       $  10,000
6/01               $   9,840      $   9,830              $   9,265                  $   9,840       $   9,840       $   9,757
6/02               $   7,570      $   7,520              $   7,088                  $   7,560       $   7,550       $   8,003
6/03               $   7,546      $   7,470              $   7,041                  $   7,534       $   7,510       $   8,023
6/04               $   8,654      $   8,519              $   8,030                  $   8,628       $   8,589       $   9,555

Hypothetical Investments in MassMutual Blue Chip Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MASSMUTUAL BLUE CHIP GROWTH FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                       YEAR TO DATE           ONE YEAR           AVERAGE ANNUAL
                     1/1/04 - 6/30/04     7/1/03 - 6/30/04     12/31/02 - 6/30/04
Class N                    2.06%               13.77%                16.79%
Class N (CDSC
fees deducted)*            1.06%               12.77%                16.79%

S&P 500 Index              3.44%               19.10%                21.05%

[CHART]

                   CLASS N      CLASS N (CDSC FEES DEDUCTED)      S&P 500 INDEX
12/31/02          $  10,000             $  10,000                   $  10,000
6/03              $  11,091             $  10,991                   $  11,175
6/04              $  12,618             $  12,618                   $  13,318

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL LARGE CAP GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL LARGE CAP GROWTH FUND?

The Fund seeks long-term growth of capital and future income by normally investing primarily in the common stocks and securities convertible into common stocks of companies the Fund's Sub-Adviser believes offer prospects for long-term growth and that, at the time of purchase, have market capitalizations of at least approximately $10 billion.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 2.81%, lagging the 3.44% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

In the first quarter, the Fund's large-capitalization growth investment style was out of favor, as value stocks outperformed growth issues and, continuing the trend of the 2003 rally, smaller-capitalization stocks significantly outpaced large-capitalization issues. For the six-month period as well, small-capitalization stocks outperformed their large-cap counterparts.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, the portfolio gained the most ground on a relative basis in the financial services sector, due to both good stock selection and an overweight to this outperforming portfolio component. Strong stock selection in the producer durables sector also contributed to performance. Conversely, the Fund lost the most ground on a relative basis during the period as a result of choices made in the consumer staples sector - both less-than-favorable stock selection and an underweighting in this outperforming sector provided a headwind to the Fund's progress. The technology sector also hampered the Fund's results on a stock-specific basis, as large positions in Intel and Microsoft detracted the most from the portfolio's return in the sector. The five largest individual contributors to performance during the first quarter were Wal-Mart (+0.45%), Nokia (+0.34%), MBNA Corporation (+0.32%), Electronic Arts (+0.30%) and Avon Products (0.28%). The five largest detractors from performance included Intel (-0.64%), Microsoft (-0.49%), Viacom (-0.42%), Veritas Software (-0.28%) and
Boston Scientific (-0.19%).

In the second quarter, the portfolio gained the most ground on a relative basis in the consumer discretionary sector, as the benefit gained from a single holding significantly exceeded the loss from overweighting this underperforming sector. The Fund advanced considerably on a relative basis due to good stock selection in the technology sector, where much of the outperformance was attributable to one stock - a large position in Microsoft. On the other hand, the Fund was hampered the most from a relative performance perspective by the financial services sector, where both sub-par stock selection and an overweight to this underperforming area impaired returns. The five largest individual contributors to performance during the second quarter were Yahoo (+1.45%), eBay (+0.76%), Microsoft (+0.46%), Avon Products (+0.45%) and Alcon (+0.39%). The
five largest detractors from performance during the quarter were Wal-Mart (-0.37%), Forest Laboratories (-0.31%), Nokia (-0.30%), EMC Corporation (-0.28%) and Citigroup (-0.28%).

WHAT IS YOUR OUTLOOK - AND HOW HAVE YOU POSITIONED THE FUND AS A RESULT?

In our view, investors are underestimating the staying power of the U.S.-led global economic recovery. Corporate fundamentals are the primary driver of stock prices and corporate fundamentals remain quite strong. Valuations for large-cap growth stocks remain attractive as well. Given the level of opportunity we currently see, we have chosen to adopt a more aggressive growth posture. At the sector level, we have trimmed our financial holdings meaningfully and moved from an underweight in consumer services to a slight overweight, reflecting an increasing emphasis on Internet-retailing and media stocks.

                        MASSMUTUAL LARGE CAP GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Yahoo!, Inc.
Dell, Inc.
Intel Corp.
General Electric Co.
American International Group, Inc.
Microsoft Corp.
Pfizer, Inc.
eBay, Inc.
Citigroup, Inc.
Lowe's Companies, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index

MASSMUTUAL LARGE CAP GROWTH FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                         YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                       1/1/04 - 6/30/04    7/1/03 - 6/30/04   12/31/01 - 6/30/04
Class S                     2.81%             14.08%                -5.01%
Class A                     2.59%             13.73%                -5.42%
Class A (sales
load deducted)*            -3.33%              7.14%                -7.64%
Class Y                     2.70%             13.94%                -5.10%
Class L                     2.70%             13.93%                -5.20%

S&P 500 Index               3.44%             19.10%                 1.01%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                   CLASS S      CLASS A    CLASS A (SALES LOAD DEDUCTED)         CLASS Y       CLASS L      S&P 500 INDEX
12/31/2002        $  10,000    $  10,000              $  9,425                  $  10,000     $  10,000        $  10,000
6/02              $   7,840    $   7,810              $  7,361                  $   7,830     $   7,820        $   8,685
6/03              $   7,710    $   7,650              $  7,210                  $   7,700     $   7,680        $   8,706
6/04              $   8,796    $   8,700              $  8,200                  $   8,773     $   8,750        $  10,254

Hypothetical Investments in MassMutual Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index

MASSMUTUAL LARGE CAP GROWTH FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                       YEAR TO DATE         ONE YEAR           AVERAGE ANNUAL
                     1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                    2.38%              13.27%                15.45%
Class N (CDSC
fees deducted)*            1.38%              12.27%                15.45%

S&P 500 Index              3.44%              19.10%                21.05%

[CHART]


                   CLASS N     CLASS N (CDSC FEES DEDUCTED)   S&P 500 INDEX
12/31/2002        $  10,000             $  10,000               $  10,000
6/03              $  10,950             $  10,850               $  11,175
6/04              $  12,403             $  12,403               $  13,318

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL GROWTH EQUITY FUND?

This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 2.38%, trailing the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The close of the first six months of 2004 saw U.S. equity markets in the black, putting a more positive spin on the overall state of affairs for the economy. The S&P 500 Index recovered from a weak April, and exhibited strength in both May and June, resulting in its fifth consecutive quarter of positive returns. The NASDAQ and the Dow Jones Industrial Average, like the S&P 500, had modest gains during the period. In this environment, large-cap stocks beat their small-cap counterparts and, in the large-cap universe, growth stocks outperformed value stocks - while in the small-cap universe, value outpaced growth. The dollar strengthened in anticipation of the Federal Reserve's interest rate increase as well as on news of positive consumer-confidence data.

During the three-month period ended June 30, crude oil futures climbed, while inventories dropped, as demand exceeded supplies. However, crude oil prices ended June down nearly 7%, as OPEC had agreed earlier in the month to raise oil production targets by 2 million barrels per day beginning July 1.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, the largest relative contributor to performance was strong stock selection in the technology sector. Other contributors included our overweight position and several strong-performing stocks in both financial services and utilities/communications. On the other hand, the largest detractor during the first quarter came from our overweight position in the leisure sector (which included several underperforming stocks). In this sector, advertising companies have suffered waiting for a rebound in local advertising revenues. Also hampering performance were our holdings in the health care sector, where a positive contribution from pharmaceuticals was offset by poor performance in biotechnology. Our significantly underweight position in pharmaceutical providers proved timely, however, as these stocks struggled against concerns that Congress might pass legislation allowing the re-importation of drugs from Canada in an effort to lower drug prices.

In the second quarter, sector selection hampered returns, and detractors included overweight positions in retail stores and manufacturing. Overweight positions in automotive and consumer goods and an underweight position in food and beverage contributed to relative returns, but not enough to offset overall negative sector performance. Conversely, stock-specific selection contributed to positive relative performance, with strong choices including retail store, health care and consumer goods securities.

WHAT IS YOUR OUTLOOK?

We believe that, as the U.S. economy passes the halfway mark of the fourth year in the presidential cycle, quality companies will continue to be more attractive than junk companies. Despite the fact that growth stocks dominated the U.S. large-cap universe during the second quarter, year-to-date data show value stocks outpacing growth stocks in both large caps and small caps. Going forward, we encourage investors to continue their belief in the value style.

                          MASSMUTUAL GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Intel Corp.
Merck & Co., Inc.
The Home Depot, Inc.
Pfizer, Inc.
Qualcomm, Inc.
Dell, Inc.
American International Group, Inc.
The Procter & Gamble Co.
Fannie Mae
Texas Instruments, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index

MASSMUTUAL GROWTH EQUITY FUND
TOTAL RETURN

                                                            FIVE YEAR       SINCE INCEPTION
                   YEAR TO DATE        ONE YEAR           AVERAGE ANNUAL     AVERAGE ANNUAL
                 1/1/04 - 6/30/04   7/1/03 - 6/30/04    7/1/99 - 6/30/04    5/3/99 - 6/30/04
Class S                2.38%             11.37%              -4.72%              -3.41%
Class A                2.16%             10.85%              -5.14%              -3.84%
Class A
(sales load
deducted)*            -3.69%              4.42%              -6.26%              -4.93%
Class Y                2.25%             11.26%              -4.80%              -3.48%
Class L                2.27%             11.18%              -4.92%              -3.60%

S&P 500
Index                  3.44%             19.10%              -2.20%              -1.56%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S       CLASS A     CLASS A (SALES LOAD DEDUCTED)     CLASS Y        CLASS L       S&P 500 INDEX
5/3/99        $  10,000     $  10,000             $   9,425               $  10,000      $  10,000        $  10,000
6/99          $  10,650     $  10,640             $  10,028               $  10,650      $  10,650        $  10,306
6/00          $  13,508     $  13,448             $  12,674               $  13,498      $  13,488        $  11,053
6/01          $  10,166     $  10,074             $   9,495               $  10,145      $  10,124        $   9,415
6/02          $   7,519     $   7,415             $   6,989               $   7,498      $   7,477        $   7,723
6/03          $   7,508     $   7,372             $   6,948               $   7,487      $   7,445        $   7,742
6/04          $   8,362     $   8,172             $   7,702               $   8,330      $   8,277        $   9,220

Hypothetical Investments in MassMutual Growth Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index

MASSMUTUAL GROWTH EQUITY FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                        YEAR TO DATE         ONE YEAR           AVERAGE ANNUAL
                      1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                    1.91%              10.49%                15.72%
Class N (CDSC
fees deducted)*            0.91%               9.49%                15.72%

S&P 500 Index              3.44%              19.10%                21.05%

[CHART]

                    CLASS N     CLASS N (CDSC FEES DEDUCTED)      S&P 500 INDEX
12/31/2002         $  10,000            $  10,000                   $  10,000
6/03               $  11,265            $  11,165                   $  11,175
6/04               $  12,446            $  12,446                   $  13,318

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL AGGRESSIVE GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL AGGRESSIVE GROWTH FUND?

This Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 11.49%, strongly outperforming the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

Several long-term trends continued to bear fruit through the beginning of 2004, affirming the "buy" case for many of our companies. In health care, pioneering research and highly innovative products from leading biotechnology and medical device companies, like Genentech and Stryker, either began entering the market or demonstrated significant promise in late-stage trials. In the consumer segment, the increasing presence of high-speed, broadband Internet access helped drive Apollo Group's favorable results. In addition, the phenomenon of trading up to luxury goods as household discretionary income increases began to take hold against a backdrop of solid economic growth. Starbucks and Lowe's were direct beneficiaries of this consumer trend.

In the second quarter, the companies in the Fund's portfolio reported 27% sales growth and 31% earnings-per-share (EPS) growth on a weighted-average basis. Of particular note is that while some sectors fared better than others on the margin, no one sector dominated the results and none were left behind. The EPS growth rates for the four major sectors on a weighted-average basis were consumer discretionary, +40%; information technology, +28%; health care, +19%; and financial services, +32%.

The biggest contributors to investment results, on a relative basis, were eBay, Harley-Davidson, Starbucks, Stryker, and Qualcomm. Conversely, the biggest detractors from returns included Bed, Bath and Beyond, Capital One, Krispy Kreme, Kohl's, and Lowe's.

Clearly, the positive contributions from the best-performing stocks prevailed over the negative effects of the worst-performing stocks.

WHAT IS YOUR OUTLOOK?

Going forward, we continue to expect the companies in the Fund's portfolio to continue to generate above-average growth. As we have experienced time and again, it is high-quality, leading companies in growing business spaces that are best positioned to deliver consistent and growing earnings.

                        MASSMUTUAL AGGRESSIVE GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

eBay, Inc.
Apollo Group, Inc. Cl. A
Genentech, Inc.
Harley-Davidson, Inc.
Starbucks Corp.
Dell, Inc.
Lowe's Companies, Inc.
Cisco Systems, Inc.
Qualcomm, Inc.
Capital One Financial Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MASSMUTUAL AGGRESSIVE GROWTH FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                        YEAR TO DATE           ONE YEAR          AVERAGE ANNUAL
                      1/1/04 - 6/30/04     7/1/03 - 6/30/04    5/1/00 - 6/30/04
Class S                    11.49%               29.13%              -12.81%
Class A                    11.29%               28.67%              -13.24%
Class A (sales
load deducted)*             4.94%               21.32%              -14.47%
Class Y                    11.53%               29.26%              -12.89%
Class L                    11.38%               28.87%              -13.01%

S&P 500 Index               3.44%               19.10%               -4.17%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                   CLASS S      CLASS A      CLASS A (SALES LOAD DEDUCTED)      CLASS Y       CLASS L    S&P 500 INDEX
5/1/2000          $  10,000    $  10,000               $  9,425                $  10,000     $  10,000     $  10,000
6/00              $   9,780    $   9,770               $  9,208                $   9,770     $   9,780     $  10,037
6/01              $   5,970    $   5,934               $  5,592                $   5,969     $   5,955     $   8,549
6/02              $   4,505    $   4,460               $  4,204                $   4,494     $   4,481     $   7,012
6/03              $   4,374    $   4,300               $  4,053                $   4,354     $   4,341     $   7,030
6/04              $   5,648    $   5,533               $  5,215                $   5,627     $   5,594     $   8,372

Hypothetical Investments in MassMutual Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MASSMUTUAL AGGRESSIVE GROWTH FUND
TOTAL RETURN

                                                             SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                    1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                 10.98%               28.17%               28.04%
Class N (CDSC
fees deducted)*          9.98%               27.17%               28.04%

S&P 500 Index            3.44%               19.10%               21.05%

[CHART]

                   CLASS N   CLASS N (CDSC FEES DEDUCTED)    S&P 500 INDEX
12/31/02          $  10,000           $  10,000                $  10,000
6/03              $  11,300           $  11,200                $  11,175
6/04              $  14,483           $  14,483                $  13,318

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SAET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL OTC 100 FUND?

This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index(R), which is generally recognized as representative of the over-the-counter market.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 3.15%, slightly underperforming the 3.32% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

While the U.S. economy continued to demonstrate signs of improvement during the first few months of 2004, a muted improvement in job growth dampened enthusiasm. Given the pace of economic growth, the sluggish job market implied a significant increase in corporate productivity, expected to translate into continued strong corporate profits. While strengthening corporate profits is favorable to equity owners, continued improvement in financial markets has mainly been contingent on translating growth in profits to jobs. Globally, continued improvement in the economic landscape - and in particular, momentum in the Asian markets - boded well for foreign investments.

During the second quarter, the U.S. economy was positively impacted by a number of factors, including a rise in consumer confidence, rising corporate profits and improvements in the labor market (which helped to boost consumer spending during the period). Despite these positive signs of economic growth, the market was held back by a number of factors, including concerns of a Federal Reserve interest rate hike and the handover of power in Iraq. The market gained some stability with both events taking place at the end of June; however, investors remained cautious in the rising interest rate environment and seemed to be waiting to see how corporations would begin to use the large cash reserves that have been built over the last two years. Fixed-income markets struggled during the period, sparked by the increase and anticipation of further increases in interest rates.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, sector performance was mixed. Information technology, which comprises over 60% of the NASDAQ Index, was down 2.77%. Overall, telecommunication services was the worst-performing sector (-13.45%), while energy was the best-performing sector (+7.56%).

The strongest sector of the second quarter was consumer staples (+15.61%), reflecting a surge in consumer spending during the month of May.

WHAT IS YOUR OUTLOOK?

As managers of a passive fund, we do not make market forecasts, but seek to replicate the return and risk characteristics of the benchmark. Stock prices have been held back by concerns over interest rates, oil prices, geopolitics and, just recently, economic growth. In the near term, however, we believe continued strong profit and free cash flow growth should lead to improved equity performance.

                             MASSMUTUAL OTC 100 FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Microsoft Corp.
Qualcomm, Inc.
Intel Corp.
Cisco Systems, Inc.
eBay, Inc.
Nextel Communications, Inc. Cl. A
Dell, Inc.
Amgen, Inc.
Comcast Corp. Cl. A
Oracle Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ 100 Index

MASSMUTUAL OTC 100 FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                        YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                      1/1/04 - 6/30/04    7/1/03 - 6/30/04    5/1/00 - 6/30/04
Class S                     3.15%              25.96%             -20.08%
Class A                     2.67%              25.08%             -20.52%
Class A (sales
load deducted)*            -3.27%              17.79%             -21.64%
Class Y                     3.17%              26.13%             -20.18%
Class L                     2.92%              25.57%             -20.32%

NASDAQ 100 Index            3.32%              26.21%             -19.65%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  CLASS S      CLASS A    CLASS A (SALES LOAD DEDUCTED)          CLASS Y      CLASS L    NASDAQ 100 INDEX
5/1/2000         $  10,000    $  10,000              $  9,425                  $  10,000    $  10,000       $  10,000
6/00             $   9,820    $   9,820              $  9,255                  $   9,820    $   9,820       $   9,976
6/01             $   4,790    $   4,760              $  4,486                  $   4,780    $   4,770       $   4,858
6/02             $   2,720    $   2,700              $  2,545                  $   2,720    $   2,710       $   2,787
6/03             $   3,120    $   3,070              $  2,893                  $   3,100    $   3,090       $   3,185
6/04             $   3,930    $   3,840              $  3,619                  $   3,910    $   3,880       $   4,020

Hypothetical Investments in MassMutual OTC 100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ 100 Index

MASSMUTUAL OTC 100 FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR             AVERAGE ANNUAL
                    1/1/04 - 6/30/04     7/1/03 - 6/30/04      12/31/02 - 6/30/04
Class N                   2.70%               24.92%                 31.41%
Class N (CDSC
fees deducted)*           1.70%               23.92%                 31.41%

NASDAQ 100 Index          3.32%               26.21%                 33.19%

[CHART]

                   CLASS N    CLASS N (CDSC FEES DEDUCTED)    NASDAQ 100 INDEX
12/31/2002        $  10,000            $  10,000                 $  10,000
6/03              $  12,055            $  11,955                 $  12,208
6/04              $  15,059            $  15,059                 $  15,371

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL FOCUSED VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL FOCUSED VALUE FUND?

This Fund seeks growth of capital over the long term by investing primarily in a non-diversified portfolio of U.S. equity securities. As a non-diversified fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that the Fund may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund's net asset value and its total return.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ending June 30, 2004, the Fund's Class S shares returned 4.42%, lagging the 6.24% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Early 2004 continued in a fashion similar to the end of 2003, as equity markets continued to surge and higher-beta investments outperformed. These trends slowed or reversed later in the quarter, however, when job growth appeared to pause, terrorist attacks resurfaced overseas, energy prices advanced and prospects emerged for a contentious U.S. presidential election. Bond yields declined and domestic equity markets decelerated, as investors expressed a preference for less-risky assets.

As we entered the second quarter, the rising price of oil, China's slowdown and inflationary concerns formed a headwind for equity markets. However, as the quarter progressed, corporate profits impressed, economic strength appeared to be broad based and oil prices receded somewhat.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, Brunswick Corporation, Pepsi Bottling Group and Waters Corporation had a positive effect on the Fund's performance. The acquisition of three aluminum boat brands helped Brunswick turn in positive results. Pepsi Bottling Group has been experiencing strong growth in the U.S. market due to the pricing environment for soft drinks, new products and packaging innovations. Waters Corporation had very strong fundamentals during the quarter and introduced new products welcomed by the market. Conversely, Tiffany & Co., Sovereign Bancorp and Liberty Media hampered performance during the period. Tiffany & Co. struggled against general weakness in the retail sector. Sovereign Bancorp's stock declined after announcing two acquisitions during the quarter. Liberty Media continued to suffer from general weakness in the media sector. During the period, we initiated a position in Baxter International, Inc., which develops, manufactures and markets products and technologies related to the blood and circulatory systems. We eliminated our positions in Automatic Data Processing and Starwood Hotels & Resorts because of the availability of more attractive investment alternatives.

Turning to the second quarter, our industrial stocks rallied strongly, offset by weakness in our retail-oriented companies (which we believe is attributable to higher energy prices). On a stock-specific basis, Gap Inc., Baxter International Inc. and Waters Corporation had the most significant positive impact upon performance during the period. The turnaround at Gap continued to proceed in a positive direction, as first-quarter earnings were up 50% over 2003's first quarter and same-store sales remained strong. Baxter is a global health care company that provides very solid cash flow and trades at an attractive valuation. Waters experienced strong demand for its lab products and benefited from increased spending by pharmaceutical companies. On the downside, Cablevision Systems Corporation, Guidant Corporation and Interpublic Group of Companies had the most significant negative impact upon performance during the period. Cablevision was weak on speculation by investors over potential capital allocation issues. Guidant experienced unexpected problems with its drug-eluting stent program. Lastly, although Interpublic has strengthened its core business, the company's other agencies experienced weakness, which dragged down the stock. During the quarter, we initiated positions in Hospira, Inc. and McDonald's Corporation. We eliminated our position in Cendant Corporation and channeled the proceeds into more attractive investment alternatives.

                          MASSMUTUAL FOCUSED VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Sovereign Bancorp, Inc.
The Gap, Inc.
The Pepsi Bottling Group, Inc.
Time Warner, Inc.
Baxter International, Inc.
Carnival Corp.
Yum! Brands, Inc.
First Data Corp.
Cablevision Systems Corp. Cl. A
Costco Wholesale Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index

MASSMUTUAL FOCUSED VALUE FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                        YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                      1/1/04 - 6/30/04    7/1/03 - 6/30/04     5/1/00 - 6/30/04
Class S                    4.42%              22.85%               16.88%
Class A                    4.20%              22.33%               16.31%
Class A (sales
load deducted)*           -1.78%              15.30%               14.67%
Class Y                    4.44%              22.78%               16.77%
Class L                    4.34%              22.59%               16.58%

Russell 2500 Index         6.24%              32.21%                6.25%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  CLASS S        CLASS A      CLASS A (SALES LOAD DEDUCTED)     CLASS Y        CLASS L      RUSSELL 2500 INDEX
5/31/2000        $  10,000      $  10,000              $   9,425               $  10,000      $  10,000          $  10,000
6/00             $   9,450      $   9,440              $   8,897               $   9,440      $   9,440          $  10,146
6/01             $  12,918      $  12,838              $  12,100               $  12,896      $  12,867          $  10,393
6/02             $  12,639      $  12,498              $  11,780               $  12,604      $  12,562          $   9,602
6/03             $  15,594      $  15,341              $  14,459               $  15,537      $  15,459          $   9,737
6/04             $  19,157      $  18,767              $  17,688               $  19,077      $  18,951          $  12,874

Hypothetical Investments in MassMutual Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index

MASSMUTUAL FOCUSED VALUE FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                       YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                     1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                  4.05%              21.88%                 32.36%
Class N (CDSC
fees deducted)*          3.05%              20.88%                 32.36%

Russell 2500 Index       6.24%              32.21%                 34.12%

[CHART]

                     CLASS N    CLASS N (CDSC FEES DEDUCTED)    RUSSELL 2500 INDEX
12/31/2002          $  10,000            $  10,000                  $  10,000
6/03                $  12,489            $  12,389                  $  11,692
6/04                $  15,222            $  15,222                  $  15,532

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL COMPANY VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL SMALL COMPANY VALUE FUND?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 10.73%, outperforming the 6.76% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Financial markets were unsettled during the first quarter of 2004. Mixed economic and political news impacted investor sentiment unevenly, and equity markets swung back and forth with the news flow. During the period, small-cap stocks outperformed mid- and large-cap shares and value stocks outpaced their growth counterparts across all market capitalizations.

During the second quarter, financial markets delivered modest gains. Equity returns once again see-sawed between positive and negative, as investors continued to grapple with conflicting signals - from the orderly economic expansion and steadily improving corporate earnings - to geopolitical uncertainty, high fuel prices and the likelihood of rising interest rates. In this uncertain environment, stocks experienced the first substantive correction in over a year during April and May, only to bounce back in June.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, the Fund's strongest relative performance came from its financial, health care and materials holdings; an overweight in energy stocks and an underweight in telecommunications were positives as well. Also contributing to performance were stocks in the industrials, financial and consumer staples sectors, and the Fund's insurance positions. Although our energy exposure detracted relative to the benchmark, only one energy holding with a meaningful position in the portfolio was down. The Fund's technology holdings also detracted during the period. At quarter-end, the portfolio remained slightly overweight in health care, and slightly underweight in financials and industrials relative to the Fund's benchmark.

Turning to the second quarter, the Fund experienced positive returns in every sector except financials and information technology, which were hurt by rising interest rates and earnings shortfalls, respectively. Fortunately, our stock selection was better than the sector average and the impact was minor. Performance leadership came from industrials, materials and energy. We also had positive contributions from the consumer discretionary and the health care sectors, where strong stock selection aided performance.

WHAT IS YOUR OUTLOOK?

As the economic cycle matures, we believe investors' focus will narrow and sector performance will increasingly diverge. Within the context of our caution about small-cap stocks (versus their large-cap brethren), we're still bullish for the portfolio for the second half of 2004.

                       MASSMUTUAL SMALL COMPANY VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Landstar System, Inc.
Texas Regional Bancshares, Inc.
Triad Guaranty, Inc.
Ruby Tuesday, Inc.
Aaron Rents, Inc.
FelCor Lodging Trust, Inc.
Scottish Re Group Limited
Dollar Thrifty Automotive Group, Inc.
Silicon Valley Bancshares
East West Bancorp, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL COMPANY VALUE FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                        YEAR TO DATE         ONE YEAR            AVERAGE ANNUAL
                      1/1/04 - 6/30/04    7/1/03 - 6/30/04     12/31/01 - 6/30/04
Class S                   10.73%               36.95%                12.56%
Class A                   10.54%               36.26%                12.06%
Class A (sales
load deducted)*            4.18%               28.47%                 9.44%
Class Y                   10.76%               36.90%                12.50%
Class L                   10.70%               36.58%                12.31%

Russell 2000 Index         6.76%               33.36%                 8.89%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS S      CLASS A    CLASS A (SALES LOAD DEDUCTED)         CLASS Y       CLASS L     RUSSELL 2000 INDEX
12/31/2001      $  10,000    $  10,000              $   9,425                 $  10,000     $  10,000         $  10,000
6/02            $  10,380    $  10,360              $   9,764                 $  10,380     $  10,370         $   9,530
6/03            $   9,813    $   9,756              $   9,195                 $   9,804     $   9,785         $   9,373
6/04            $  13,439    $  13,292              $  12,528                 $  13,421     $  13,365         $  12,373

Hypothetical Investments in MassMutual Small Company Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index

MASSMUTUAL SMALL COMPANY VALUE FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                    1/1/04 - 6/30/04    7/1/03 - 6/30/04    12/31/02 - 6/30/04
Class N                 10.34%              35.94%                 32.92%
Class N (CDSC
fees deducted)*          9.34%              34.94%                 32.92%

Russell 2000 Index       6.76%              33.36%                 35.40%

[CHART]

                   CLASS N    CLASS N (CDSC FEES DEDUCTED)    RUSSELL 2000 INDEX
12/31/2002        $  10,000            $  10,000                  $  10,000
6/03              $  11,269            $  11,169                  $  11,788
6/04              $  15,319            $  15,319                  $  15,755

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL SMALL CAP EQUITY FUND?

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 5.19%, trailing the 6.76% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. Although the employment picture continued to elicit concern, job growth improved during the period, with an increase in temporary employment across most industries. Other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending. During the period, small-cap stocks, once again outpacing large-cap stocks, continued to benefit from low interest rates and leverage to the economic expansion. While value strategies outperformed growth strategies among both large caps and small caps, the quarter's performance disparity across styles was narrow.

During the second quarter, equities posted only a slight gain, as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve would raise interest rates. Investors got closure at the end of June, when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. The move, which was widely anticipated by investors, was accompanied by reassuring language that future increases would occur at a "measured" pace. Equity markets, relieved, rose modestly. Additional economic measures released during the quarter were largely favorable, with improvements realized in consumer spending, inventory investment, and equipment and software spending. Despite this, a few wrinkles remained - namely jobs and oil. On the jobs front, the pace of U.S. hiring slumped sharply in June after several months of robust gains. Meanwhile, oil prices continued to rise, with the potential to drive up the cost of goods and services. In this environment, U.S. equity markets were largely flat, with large-cap stocks narrowly outperforming small caps, growth stocks outperforming value issues among large caps, and value stocks outperforming growth stocks among small caps.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The first quarter of 2004 was a challenging period for the Fund, as less-than-favorable stock selection hampered the Fund's progress. In particular, the Fund's selection difficulty in some of the largest and best-performing market sectors - such as consumer discretionary, financial services and health care - caused additional challenges. The Fund's emphasis on oil services companies in the energy sector and semiconductor names in the technology sector also detracted from results, as both areas experienced a significant price correction during the quarter. On a favorable note, the Fund did realize strong results in autos/transportation, which is notable, since this sector categorically posted the lowest returns within the Russell 2000 universe.

In the second quarter, favorable stock selection across the Fund's portfolio, from the autos/transportation and financial services sectors to the producer durables and technology sectors, helped to drive returns. Several of the Fund's energy services holdings and companies specializing in electrical components and equipment realized particularly strong results. Additionally, in technology, the area of the market that performed the poorest during the period, the Fund's holdings significantly outperformed corresponding benchmark positions. Even in the consumer discretionary sector, in which 2004 performance has been at times challenging, holdings added value. Health care holdings hampered performance somewhat, although the portfolio held only minimal positions.

WHAT IS YOUR OUTLOOK?

The majority of economic measures currently appear supportive of continued equity market gains moving into the second half of 2004. The cloud of interest-rate uncertainty has lifted and upcoming corporate earnings are expected to be solid. Moreover, economists have forecasted that the U.S. economy will expand by approximately 4.6% in 2004, the fastest rate of growth since 1984. Unless unforeseen surprises, such as terrorism or election-year angst, prevent investors from focusing on the positives, equities should continue to advance.

                        MASSMUTUAL SMALL CAP EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Roper Industries, Inc.
Teleflex, Inc.
Coherent, Inc.
Carlisle Companies, Inc.
Cognex Corp.
Eaton Vance Corp.
Chittenden Corp.
Webster Financial Corp.
Helix Technology Corp.
Kaydon Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Equity Fund Class S and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                             FIVE YEAR       SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL     AVERAGE ANNUAL
                    1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04  10/3/94 - 6/30/04
Class S                   5.19%              24.17%             6.43%             10.11%

Russell 2000 Index        6.76%              33.36%             6.63%             10.46%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CLASS S     RUSSELL 2000 INDEX
10/3/94     $  10,000        $  10,000
6/95        $  10,507        $  11,228
6/96        $  12,794        $  13,910
6/97        $  16,665        $  16,181
6/98        $  20,010        $  18,852
6/99        $  18,721        $  19,134
6/00        $  19,378        $  21,875
6/01        $  21,130        $  22,000
6/02        $  21,229        $  20,109
6/03        $  20,585        $  19,779
6/04        $  25,561        $  26,378

Hypothetical Investments in MassMutual Small Cap Equity Fund Class A, Class A (sales load deducted), Class Y and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                                         FIVE YEAR       SINCE INCEPTION
                                  YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL     AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04   1/1/98 - 6/30/04
Class A                               4.87%              23.48%             5.90%             3.65%
Class A (sales load deducted)*       -1.13%              16.39%             4.65%             2.71%
Class Y                               5.07%              23.99%             6.30%             4.06%

Russell 2000 Index                    6.76%              33.36%             6.63%             6.09%

[CHART]

            CLASS A     CLASS A (SALES LOAD DEDUCTED)           CLASS Y    RUSSELL 2000 INDEX
1/1/98     $  10,000                $   9,425                  $  10,000       $  10,000
6/98       $  10,200                $   9,613                  $  10,220       $  10,493
6/99       $   9,477                $   8,932                  $   9,540       $  10,650
6/00       $   9,767                $   9,205                  $   9,865       $  12,176
6/01       $  10,594                $   9,985                  $  10,747       $  12,245
6/02       $  10,595                $   9,986                  $  10,781       $  11,193
6/03       $  10,222                $   9,634                  $  10,443       $  11,009
6/04       $  12,621                $  11,896                  $  12,948       $  14,682

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Equity Fund Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                             FIVE YEAR       SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL     AVERAGE ANNUAL
                    1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04   5/3/99 - 6/30/04
Class L                   5.00%              23.73%             6.17%             7.59%

Russell 2000 Index        6.76%              33.36%             6.63%             7.63%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           CLASS L      RUSSELL 2000 INDEX
5/3/99     $ 10,000         $  10,000
6/99       $ 10,813         $  10,605
6/00       $ 11,178         $  12,124
6/01       $ 12,157         $  12,193
6/02       $ 12,180         $  11,145
6/03       $ 11,789         $  10,962
6/04       $ 14,587         $  14,620

Hypothetical Investments in MassMutual Small Cap Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                                      SINCE INCEPTION
                                  YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                               4.75%              23.16%            24.29%
Class N (CDSC fees deducted)*         3.75%              22.16%            24.29%

Russell 2000 Index                    6.76%              33.36%            35.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

                            CLASS N      RUSSELL
                           (CDSC FEES      2000
                CLASS N     DEDUCTED)     INDEX
 12/31/2002     $10,000     $10,000      $10,000
       6/03     $11,248     $11,148      $11,788
       6/04     $13,852     $13,852      $15,755

* CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL MID CAP GROWTH EQUITY FUND?

This Fund seeks long-term capital growth by investing primarily, under normal conditions, in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index (as of March 31, 2004, between $413 million and $18.4 billion).

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares advanced 1.28%, lagging the 6.24% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

During the exceedingly volatile first quarter, the value segment of the market managed to outperform the growth segment, attributable to a number of economic factors, including anemic U.S. job growth during the period. Also of note, inflation at the consumer level continued to remain within reasonable levels.

During the second quarter, the markets continued to exhibit volatility, as most investors focused on the return of sovereignty to Iraq and action on interest rates by the Federal Reserve. Throughout the increasingly unpredictable period, mid-cap value stocks outperformed mid-cap growth issues.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, stock selection in the consumer discretionary, transportation and energy sectors contributed the most to portfolio performance. Ironically, stock selection in general was the main driver of relative underperformance, with our holdings in the utilities, technology and health care sectors restraining performance the most. Career Education Corp. (+41.35%), Research In Motion (+39.62%), Symantec (+33.62%), Aetna U.S. Healthcare (+32.76%) and International Game Technology (+26.25%) were the five holdings that contributed the most to the Fund's performance. The five stocks that hampered performance the most included Sonus Networks (-41.14%), ITT Educational Services (-38.79%), Total System Services (-32.25%), Veritas Software (-27.58%) and Garmin (-21.60%).

During the second quarter, stock selection in the technology, materials and utilities sectors contributed the greatest amount to positive portfolio performance. The five holdings that contributed the most to returns included Research In Motion (+46.68%), Autodesk Inc. (+35.82%), Nextel Partners Inc. (+25.75%), Zebra Technologies Corp. (+25.41%) and Adobe Systems (+18.32%). The portfolio struggled due to stock selection in the financial, health care and durables sectors. The five stocks that hindered performance the most included Fremont General Corp (-42.32%), Par Pharmaceutical Companies Inc. (-38.08%), Career Education Corp. (-19.43%), International Game Technology (-14.15%) and Juniper Networks Inc. (-5.57%).

WHAT IS YOUR OUTLOOK?

Given the recently reported and highly anticipated job growth numbers, which were above projected levels, some of the fears surrounding the direction of the economy may begin to diminish. Further, we believe that job growth will continue to push consumer confidence higher, which is a broad positive for the market. Thus, the improved portfolio performance that occurred during the latter two thirds of the second quarter reflects a trend that the market is beginning to focus more on stocks with better fundamental characteristics. We believe this bodes well for the Fund, as our quantitative process relies heavily on stocks with superior fundamental characteristics.

                      MASSMUTUAL MID CAP GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Zebra Technologies Corp. Cl. A
International Game Technology
Adobe Systems, Inc.
XTO Energy, Inc.
Biomet, Inc.
Marvell Technology Group Limited
Rockwell Automation, Inc.
Nextel Partners, Inc. Cl. A
Electronic Arts, Inc.
Marvel Enterprises, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MASSMUTUAL MID CAP GROWTH EQUITY FUND
TOTAL RETURN

                                                                       FIVE YEAR       SINCE INCEPTION
                               YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL     AVERAGE ANNUAL
                             1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04   5/3/99 - 6/30/04
Class S                            1.28%              15.69%             -3.38%            -2.64%
Class A                            0.92%              15.07%             -3.82%            -3.09%
Class A (sales load deducted)*    -4.93%               8.44%             -4.95%            -4.20%
Class Y                            1.16%              15.57%             -3.44%            -2.71%
Class L                            1.16%              15.51%             -3.59%            -2.83%

Russell 2500 Index                 6.24%              32.21%              8.47%             9.58%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS S         CLASS A     CLASS A (SALES LOAD DEDUCTED)   CLASS Y          CLASS L    RUSSELL 2500 INDEX
5/3/99          $ 10,000         $ 10,000              $  9,425              $ 10,000         $ 10,000         $ 10,000
6/99            $ 10,340         $ 10,330              $  9,736              $ 10,340         $ 10,350         $ 10,684
6/00            $ 14,660         $ 14,600              $ 13,761              $ 14,670         $ 14,640         $ 12,643
6/01            $ 10,668         $ 10,576              $  9,968              $ 10,657         $ 10,626         $ 12,951
6/02            $  7,692         $  7,576              $  7,141              $  7,674         $  7,640         $ 11,965
6/03            $  7,527         $  7,389              $  6,964              $  7,509         $  7,463         $ 12,134
6/04            $  8,708         $  8,502              $  8,014              $  8,678         $  8,621         $ 16,042

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MASSMUTUAL MID CAP GROWTH EQUITY FUND
TOTAL RETURN

                                                                      SINCE INCEPTION
                                  YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04  12/31/02 - 6/30/04
Class N                               0.79%              14.69%            19.47%
Class N (CDSC fees deducted)*        -0.21%              13.69%            19.47%

Russell 2500 Index                    6.24%              32.21%            34.12%

[CHART]

                              CLASS N
              CLASS N    (CDSC FEES DEDUCTED)   RUSSELL 2500 INDEX
12/31/2002   $  10,000        $  10,000             $  10,000
6/03         $  11,382        $  11,282             $  11,692
6/04         $  13,055        $  13,055             $  15,532

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL MID CAP GROWTH EQUITY II
FUND?

This Fund seeks growth of capital over the long term by investing, under normal conditions, primarily in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's Sub-Adviser expects to grow at a faster rate than the average company. Mid-cap companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index (as of March 31, 2004, between $413 million and $18.4 billion).

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 7.65%, outperforming the 6.08% return of the S&P MidCap 400 Index, a market-capitalization-weighted, unmanaged index of 400 medium-capitalization common stocks, and exceeding the 5.94% return of the Russell MidCap Growth Index, which tracks the performance of mid-cap growth stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Stocks rose in the first quarter, as favorable corporate earnings news and merger announcements briefly lifted several major indexes to two-and-a-half-year highs. However, equities closed below their best levels of the quarter, due to concerns about continued job market sluggishness, rising commodity prices and valuations in some sectors. Global terrorism also rattled markets, as high-casualty train bombings in Madrid not only influenced the outcome of Spanish elections, but also raised fears of a similar attack in the U.S. before the upcoming presidential elections.

U.S. stocks produced modestly positive returns in the second quarter. Despite strong economic growth, most major indexes moved sideways, as investors worried about inflation, high oil prices and rising interest rates. Large-cap shares outperformed their smaller rivals during the period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, the Fund's energy and health care holdings aided relative performance, whereas our consumer discretionary, industrials and business services holdings hurt our results. Stock selection in information technology was also positive. However, overweighting the Internet software and services, software and semiconductor industries detracted from returns. Our energy holdings performed well, as oil prices advanced close to $40 per barrel during the quarter. In particular, our stock selection in energy equipment and services was strong. Negative stock selection in the consumer discretionary sector was the largest detractor from relative results - our media stocks continued to be weak performers, as radio advertising spending has been slower to recover than initially expected. The Fund's industrials and business services holdings also underperformed.

In the second quarter, information technology was the best relative performer and a more modest absolute gainer. Strength in our software and communications equipment holdings and an underweight in semiconductors aided relative performance. Continued economic strength benefited industrials and business services holdings, and the sector was a strong relative and absolute contributor. The energy sector was the second-best performer in the Russell MidCap Growth Index for the quarter, behind utilities. Our continued overweight in the sector, in tandem with favorable stock selection, bolstered relative performance. Conversely, the health care sector was a source of relative weakness due to our underweight in equipment and supplies, and our holdings in generic pharmaceuticals and health care services. Media stocks continued to decline on a slower-than-expected recovery in radio advertising spending, weighing on our relative performance in the consumer discretionary sector.

WHAT IS YOUR OUTLOOK?

Despite some risks, the economy and corporate profits appear strong, which should provide a moderately positive backdrop for stocks. We continue to see opportunities in the marketplace and believe the portfolio is well positioned for the current environment.

                    MASSMUTUAL MID CAP GROWTH EQUITY II FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Omnicare, Inc.
ChoicePoint, Inc.
BJ Services Co.
Smith International, Inc.
Medimmune, Inc.
Western Wireless Corp. Cl. A
DST Systems, Inc.
Rockwell Collins, Inc.
Manpower, Inc.
Certegy, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P Mid Cap 400 Index.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
TOTAL RETURN

                                                                        SINCE INCEPTION
                                   YEAR TO DATE          ONE YEAR        AVERAGE ANNUAL
                                 1/1/04 - 6/30/04   7/1/03 - 6/30/04    6/1/00 - 6/30/04
Class S                                7.65%              26.06%             5.08%
Class A                                7.34%              25.42%             4.55%
Class A (sales load deducted)*         1.18%              18.24%             3.04%
Class Y                                7.58%              25.90%             4.99%
Class L                                7.54%              25.73%             4.82%

S&P Mid Cap 400 Index                  6.08%              27.97%             7.38%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CLASS S     CLASS A    CLASS A (SALES LOAD DEDUCTED)   CLASS Y     CLASS L     S&P MID CAP 400 INDEX
6/1/2000    $ 10,000    $ 10,000              $  9,425              $ 10,000    $ 10,000          $ 10,000
6/00        $ 10,340    $ 10,340              $  9,745              $ 10,340    $ 10,340          $ 10,147
6/01        $ 10,470    $ 10,410              $  9,811              $ 10,460    $ 10,440          $ 11,047
6/02        $  9,330    $  9,230              $  8,699              $  9,310    $  9,280          $ 10,527
6/03        $  9,710    $  9,560              $  9,010              $  9,690    $  9,640          $ 10,450
6/04        $ 12,240    $ 11,990              $ 11,301              $ 12,200    $ 12,120          $ 13,375

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted) and the S&P Mid Cap 400 Index.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
TOTAL RETURN

                                                                        SINCE INCEPTION
                                   YEAR TO DATE          ONE YEAR        AVERAGE ANNUAL
                                 1/1/04 - 6/30/04   7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                                7.21%              25.13%             29.80%
Class N (CDSC fees deducted)*          6.21%              24.13%             29.80%

S&P Mid Cap 400 Index                  6.08%              27.97%             27.87%

[CHART]

                CLASS N    CLASS N (CDSC FEES DEDUCTED)     S&P MID CAP 400 INDEX
12/31/02       $ 10,000              $ 10,000                      $ 10,000
6/03           $ 11,814              $ 11,714                      $ 11,240
6/04           $ 14,783              $ 14,783                      $ 14,460

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P MID CAP 400 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL SMALL CAP GROWTH EQUITY FUND?

This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the managers believe offer potential for long-term growth.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 3.58%, trailing the 6.76% return of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks and the 10.05% return of the S&P SmallCap 600 Index, a market-capitalization-weighted index that measures the performance of 600 domestic small-cap stocks chosen for market size, liquidity and industry group representation. The Fund also underperformed the 5.69% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Early 2004 continued in a fashion similar to the end of 2003, as equity markets continued to surge and higher-beta investments outperformed. These trends slowed or reversed later in the quarter, however, when job growth appeared to pause, terrorist attacks resurfaced overseas, energy prices advanced and prospects emerged for a contentious U.S. presidential election. Bond yields declined and domestic equity markets decelerated, as investors expressed a preference for less-risky assets. The small-cap outperformance trend continued in the first quarter.

As we entered the second quarter, the rising price of oil, China's slowdown and inflationary concerns formed a headwind for equity markets. However, as the quarter progressed, corporate profits impressed, economic strength appeared to be broad based and oil prices receded somewhat. In this environment, small-cap stocks underperformed large caps for the first time in five quarters.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, unfavorable stock selection in the consumer discretionary and health care sectors detracted from the Fund's results. Within consumer discretionary, media holdings generally retreated as political involvement in television broadcasting was stepped up, with a Senate hearing on public indecency and a push to force cable operators to offer A LA CARTE viewing options to consumers. In this environment of increased scrutiny, some of our media-related holdings with potential regulatory exposure (particularly those with adult entertainment themes) underperformed. The Fund's underweight allocation in real estate and overweight allocation in diversified financials versus the benchmark also detracted from relative results during the quarter. Conversely, favorable stock picks in the information technology sector fueled returns during the period, and the Fund's underweight allocation to banks versus the benchmark proved strategically sound.

Turning to the second quarter, sub-par stock selection in the information technology and consumer discretionary sectors impaired the Fund's performance. Our media holdings also hampered relative returns. Contributing to the Fund's results for the period, however, were positive stock selection in the materials sector and our lower-than-benchmark exposure to the interest-rate-sensitive financials sector. Positive contributors to relative performance spanned several sectors, including companies from the semiconductors/semiconductor equipment, health care services, telecommunications, and technology/hardware categories.

WHAT IS YOUR OUTLOOK?

Despite the fact that small-cap earnings growth has been strong, investors have generally been rather unimpressed for the year-to-date period. Worries over higher oil prices, the peaking of fiscal and monetary stimulus, interest rate hikes and geopolitical uncertainty seem to have seriously impeded returns. We believe that some resolution to these concerns probably needs to occur for better overall market performance. Until then, we feel that higher-quality companies with stronger sustainable business models should continue to have a performance edge. Ultimately, we expect the economy to moderate, but continue on its path toward a sustainable recovery.

                     MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Checkfree Corp.
American Healthways, Inc.
Dendrite International, Inc.
Visx, Inc.
The Chicago Mercantile Exchange
Odyssey Healthcare, Inc.
AmSurg Corp.
J.B. Hunt Transport Services, Inc.
ITT Educational Services, Inc.
Gentex Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
TOTAL RETURN

                                                                         FIVE YEAR       SINCE INCEPTION
                                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04   5/3/99 - 6/30/04
Class S                               3.58%              26.31%             4.76%             6.43%
Class A                               3.34%              25.65%             4.19%             5.87%
Class A (sales load deducted)*       -2.63%              18.43%             2.96%             4.66%
Class Y                               3.52%              26.15%             4.61%             6.28%
Class L                               3.39%              25.89%             4.45%             6.12%

Russell 2000 Index                    6.76%              33.36%             6.63%             7.63%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                          CLASS A
            CLASS S      CLASS A    (SALES LOAD DEDUCTED)    CLASS Y      CLASS L    RUSSELL 2000 INDEX
5/3/99    $  10,000    $  10,000          $   9,425         $  10,000    $  10,000       $  10,000
6/99      $  10,930    $  10,930          $  10,302         $  10,930    $  10,930       $  10,605
6/00      $  17,092    $  16,992          $  16,015         $  17,062    $  17,036       $  12,124
6/01      $  13,377    $  13,236          $  12,475         $  13,340    $  13,301       $  12,193
6/02      $  10,463    $  10,289          $   9,697         $  10,410    $  10,372       $  11,145
6/03      $  10,919    $  10,682          $  10,067         $  10,856    $  10,796       $  10,962
6/04      $  13,792    $  13,422          $  12,650         $  13,693    $  13,591       $  14,620

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
TOTAL RETURN

                                                                      SINCE INCEPTION
                                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04  12/31/02 - 6/30/04
Class N                               3.13%              25.22%            29.99%
Class N (CDSC fees deducted)*         2.13%              24.22%            29.99%

Russell 2000 Index                    6.76%              33.36%            35.40%

[CHART]

                                    CLASS N
                 CLASS N      (CDSC FEES DEDUCTED)    RUSSELL 2000 INDEX
12/31/2002      $  10,000          $  10,000              $  10,000
6/03            $  11,832          $  11,732              $  11,788
6/04            $  14,816          $  14,816              $  15,755

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL COMPANY GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL SMALL COMPANY GROWTH FUND?

The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the Fund's sub-advisors believe offer potential for long-term growth.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ending June 30, 2004, the Fund's Class S shares returned -0.65%, trailing the 6.76% return of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Early 2004 continued in a fashion similar to the end of 2003, as equity markets continued to surge and higher-beta investments outperformed. These trends slowed or reversed later in the quarter, however, when job growth appeared to pause, terrorist attacks resurfaced overseas, energy prices advanced and prospects emerged for a contentious U.S. presidential election. Bond yields declined and domestic equity markets decelerated, as investors expressed a preference for less-risky assets. The small-cap outperformance trend continued in the first quarter.

As we entered the second quarter, the rising price of oil, China's economic slowdown and inflationary concerns put pressure on equity markets. However, as the quarter progressed, corporate profits impressed, economic strength appeared to be broad based and oil prices receded somewhat. In this environment, small-cap stocks underperformed large caps for the first time in five quarters.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, unfavorable stock selection in the consumer discretionary and health care sectors provided a headwind to the Fund's performance - as did the financial services sector. In particular, within consumer discretionary, media holdings generally retreated, as political involvement in television broadcasting was stepped up with a Senate hearing on public indecency and a push to force cable operators to offer A LA CARTE viewing options to consumers. In this environment of increased scrutiny, some of our media-related holdings, namely those with adult entertainment themes, underperformed. The portfolio's underweight allocation to real estate and overweight allocation to diversified financials versus the benchmark also detracted from relative results during the quarter. These results were partially offset by favorable stock picks in the information technology sector. The portfolio's underweight allocation to banks versus the benchmark also added to relative results during the quarter. Another positive performer during the quarter was the materials/processing sector.

In the second quarter, the health care, information technology and consumer discretionary sectors were the biggest detractors from the Fund's performance. These results were partially offset by positive stock selection in the financials and materials sectors - as well as our lower-than-benchmark exposure to the interest-rate-sensitive financials sector. The producer durables sector also contributed.

WHAT IS YOUR OUTLOOK - AND HOW HAVE YOU POSITIONED THE FUND AS A RESULT?

We expect the economy to moderate, but continue on its path toward a sustainable recovery. Earnings estimates for 2005 are becoming increasingly tricky, yet doubly important; thus, we are taking a renewed look at earnings prospects going forward. Furthermore, our favorable outlook for small and mid-sized businesses in general, and cyclically sensitive businesses in particular, means that innovative technology and producer durables companies should continue to benefit from the growing business economy - and may remain emphasized in our portfolio.

                      MASSMUTUAL SMALL COMPANY GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Pixelworks, Inc.
Polycom, Inc.
Lattice Semiconductor Corp.
Credence Systems Corp.
E Trade Financial Corp.
Commercial Capital Bancorp, Inc.
Spatialight, Inc.
Digimarc Corp.
Novatel Wireless, Inc.
FEI Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL COMPANY GROWTH FUND
TOTAL RETURN

                                                                      SINCE INCEPTION
                                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04  12/31/01 - 6/30/04
Class S                               -0.65%             31.09%            4.72%
Class A                               -0.84%             30.47%            4.23%
Class A (sales load deducted)*        -6.54%             22.95%            1.79%
Class Y                               -0.65%             31.12%            4.68%
Class L                               -0.74%             30.80%            4.53%

Russell 2000 Index                     6.76%             33.36%            8.89%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS S      CLASS A    CLASS A (SALES LOAD DEDUCTED)    CLASS Y      CLASS L     RUSSELL 2000 INDEX
12/31/2001      $ 10,000     $ 10,000                $  9,425             $ 10,000     $ 10,000         $ 10,000
6/02            $  8,400     $  8,380                $  7,898             $  8,400     $  8,400         $  9,530
6/03            $  8,560     $  8,500                $  8,011             $  8,550     $  8,540         $  9,373
6/04            $ 11,221     $ 11,090                $ 10,452             $ 11,211     $ 11,171         $ 12,373

Hypothetical Investments in MassMutual Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index

MASSMUTUAL SMALL COMPANY GROWTH FUND
TOTAL RETURN

                                                                      SINCE INCEPTION
                                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                                1/1/04 - 6/30/04   7/1/03 - 6/30/04  12/31/02 - 6/30/04
Class N                               -1.04%             30.21%            36.42%
Class N (CDSC fees deducted)*         -2.03%             29.21%            36.42%

Russell 2000 Index                     6.76%             33.36%            35.40%

[CHART]

                CLASS N    CLASS N (CDSC FEES DEDUCTED)    RUSSELL 2000 INDEX
12/31/2002      $ 10,000             $ 10,000                   $ 10,000
6/03            $ 12,232             $ 12,132                   $ 11,788
6/04            $ 15,927             $ 15,927                   $ 15,755

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL EMERGING GROWTH FUND?

This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies - generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 4.20%, which lagged the 6.76% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The year-to-date period, and particularly the second quarter, has been characterized by investors' unwillingness to embrace sustainable growth companies, despite attractive fundamentals and valuations. Instead, growth investors have focused on many of the more muted growth or value sectors of the market. For example, during the second quarter, the autos/transportation and energy sectors of the Fund's benchmark index produced returns of 12.37% and 13.21%, respectively. Their contributions to the index were among the largest of the 11 Russell sectors. As emerging-growth investors, we do not typically focus on these slower growth sectors, where growth tends to be quite cyclical. This hurt the portfolio's returns relative to our broad peer group.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

After a strong year in 2003 and an excellent start to January 2004, technology stocks fell by about 10% from their high in the first quarter. Technology hardware, mainly semiconductor and semiconductor capital equipment makers, sold off in late January and into February, which hampered portfolio returns. Conversely, consumer discretionary companies contributed positive returns to the portfolio in the first quarter. Gaming stocks also provided a boost, as improved consumer spending in Las Vegas and a more favorable legislative environment for gaming expansion worldwide translated into profits for these companies. Also driving performance were the Fund's holdings within the health care sector and our overweight in biotechnology. We believe a more accommodating Food and Drug Administration approval process, coupled with the need for new drug development products by "under-pipelined" drug companies, helped create a favorable backdrop for companies within the health care industry.

In a repeat performance, health care holdings provided positive returns in the second quarter - and the Fund's slightly overweight position (relative to the index) in this sector amplified their contribution. More specifically, a number of emerging-growth health care service providers were winners. A healthy allocation to Internet-related positions also continued to drive performance in the second quarter, as investors seem more satisfied with what they perceive as "softer," less-cyclical technology companies. Technology, in particular the portfolio's specialty semiconductor holdings, lagged despite solid fundamentals, as investors rotated out of these stocks. Our sense is that the downward pressure on these companies has been more a result of the current bias towards interest rates moving up and the strong gains posted by these stocks in 2003, rather than any documented slowdown in their business prospects.

WHAT IS YOUR OUTLOOK?

We believe our universe of faster-growing companies remains attractive and is becoming cheaper, while small-cap companies with more modest or cyclical growth prospects are becoming more expensive. We expect investors to take notice of this trend, which we are confident should help us close the performance gap over time.

                         MASSMUTUAL EMERGING GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Valueclick, Inc.
Infospace, Inc.
Sigmatel, Inc.
Urban Outfitters, Inc.
Magma Design Automation, Inc.
Priceline.com, Inc.
Boston Private Financial Holdings, Inc.
CNET Networks, Inc.
Altiris, Inc.
FormFactor, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index

MASSMUTUAL EMERGING GROWTH FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                      YEAR TO DATE           ONE YEAR         AVERAGE ANNUAL
                    1/1/04 - 6/30/04      7/1/03 - 6/30/04   5/1/00 - 6/30/04
Class S                    4.20%               27.87%             -13.52%
Class A                    4.09%               27.45%             -13.98%
Class A (sales
load deducted)*           -1.84%               20.00%             -15.19%
Class Y                    4.22%               27.76%             -13.63%
Class L                    4.05%               27.73%             -13.78%

Russell 2000 Index         6.76%               33.36%               5.19%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                       CLASS A
                    CLASS S           CLASS A    (SALES LOAD DEDUCTED)   CLASS Y            CLASS L     RUSSELL 2000 INDEX
5/1/2000          $   10,000        $   10,000        $    9,425        $   10,000        $   10,000        $   10,000
6/00              $   10,760        $   10,760        $   10,141        $   10,760        $   10,760        $   10,238
6/01              $    6,790        $    6,760        $    6,371        $    6,790        $    6,770        $   10,297
6/02              $    4,400        $    4,360        $    4,109        $    4,400        $    4,380        $    9,411
6/03              $    4,270        $    4,190        $    3,949        $    4,250        $    4,220        $    9,257
6/04              $    5,460        $    5,340        $    5,033        $    5,430        $    5,390        $   12,346

Hypothetical Investments in MassMutual Emerging Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index

MASSMUTUAL EMERGING GROWTH FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                     YEAR TO DATE            ONE YEAR          AVERAGE ANNUAL
                    1/1/04 - 6/30/04      7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                    3.93%               26.86%               31.73%
Class N (CDSC
fees deducted)*            2.93%               25.86%               31.73%

Russell 2000 Index         6.76%               33.36%               35.40%

[CHART]

                                     CLASS N
                    CLASS N    (CDSC FEES DEDUCTED)  RUSSELL 2000 INDEX
12/31/2002        $   10,000        $   10,000          $   10,000
6/03              $   11,914        $   11,814          $   11,788
6/04              $   15,114        $   15,114          $   15,755

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL INTERNATIONAL EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL INTERNATIONAL EQUITY FUND?

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 1.67%, underperforming the 4.56% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market-capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Non-U.S. markets posted moderate gains in the first quarter, with Japan being the best-performing country among the major economies. Japan gained 11% (MSCI Japan Index, in yen) during the period, reflecting the increasing confidence in the Japanese economy. There is increasing evidence that the crisis in the Japanese financial system is nearing an end. The domestic economy is set to grow modestly this year.

Markets were volatile in the second quarter, with some of the big winners of 2003 experiencing pullbacks. Additionally, investors continued to be unsettled by the news regarding Iraq, which has been almost entirely negative over the last several months.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

The biggest detractor from the Fund's performance in the first quarter was Novogen, which lost 17.3%. The stock had appreciated by almost eight times during 2003. Despite good news on the progress of drug development, the stock nevertheless lost ground. On the positive side, many of our Japanese holdings performed well. In addition to Mitsubishi Tokyo Financial, Sumitomo Realty and Yahoo Japan, all performed quite well. From a strategic perspective, we continued to find good investment opportunities in Japan.

During the quarter, we initiated positions in TDK, the electronic components company; Takashimaya, the high end retailer; and Daito Trust, a leading construction company. On the sell side, we sold portions of many of our smaller-cap positions, which appreciated significantly in the latter half of 2003.

In the volatile environment of the second quarter, some of the portfolio's stocks were hurt by market sell-offs that resulted in substantial price declines, despite no real change in fundamentals. For example, Brazilian regional jet manufacturer Embraer (one of our largest holdings and the third-largest detractor from performance) lost 11.6%, in spite of positive news flow. Vodafone, another detractor from performance, had its earnings revised downward with no change in fundamentals. Unfortunately, there were examples of companies that did experience a change in fundamentals - the most representative being Nokia, which misfired in its most recent release of handsets, allowing competitors to grab significant market share. Since we expected the firm's problems to continue in the near future, we sold a significant portion of that investment.

In terms of portfolio activity, we lightened our holdings in stocks whose high valuations will make near-term gains difficult (such as Sogecable, Mediaset, Jenoptik, & UBISoft). On the buy side, we bought back two companies that we owned previously: the first is Electrocomponents, a major components distributor that has, in our opinion, an opportunity to increase its revenue by 10% as a result of cyclical recovery and rapid penetration of new markets; and the second is Autonomy Corp. of the U.K., a software development company that specializes in advanced information management. The share price was approximately 95% below its peak, and in our view, represented a great investment opportunity, given the prospects for the company's products over the next few years.

                      MASSMUTUAL INTERNATIONAL EQUITY FUND
                      LARGEST COUNTRY WEIGHTINGS (6/30/04)

                                               % OF FUND
                                               ---------
Japan                                              19.07%
United Kingdom                                     14.86%
France                                             11.24%
Australia                                           7.91%
Germany                                             7.69%
Netherlands                                         6.18%
Sweden                                              5.00%
Brazil                                              3.75%
India                                               3.69%
Italy                                               2.54%

                      MASSMUTUAL INTERNATIONAL EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Embraer -- Empresa Brasileira de
     Aeronautica SA, Preference
Ericsson (LM) Cl. B
Novogen Limited
Anglo Irish Bank Corp. PLC
Vodafone Group PLC
Mitsubishi Tokyo Financial Group, Inc.
Tandberg ASA
Marshall Edwards, Inc.
Canon, Inc.
Technip-Coflexip SA

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australasia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                          FIVE YEAR          SINCE INCEPTION
                YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL        AVERAGE ANNUAL
              1/1/04 - 6/30/04    7/1/03 - 6/30/04     7/1/99 - 6/30/04     10/3/94 - 6/30/04
Class S            1.67%               33.39%                1.80%                5.21%

MSCI
EAFE               4.56%               32.37%                0.06%                4.15%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS S      MSCI EAFE
10/3/94      $     10,000   $     10,000
6/95         $      9,510   $     10,156
6/96         $     10,734   $     11,505
6/97         $     13,477   $     12,981
6/98         $     15,788   $     13,773
6/99         $     15,004   $     14,822
6/00         $     23,548   $     17,365
6/2001       $     17,722   $     13,266
6/2002       $     14,185   $     12,007
6/2003       $     12,300   $     11,231
6/2004       $     16,407   $     14,867

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual International Equity Fund Class A, Class A (sales load deducted), Class Y and the Morgan Stanley Capital International Index for Europe, Australasia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                         FIVE YEAR        SINCE INCEPTION
                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04   1/1/98 - 6/30/04
Class A               1.48%             32.80%              1.37%              2.71%
Class A
(sales
load
deducted)*           -4.38%             25.20%              0.17%              1.78%
Class Y               1.68%             33.25%              1.78%              3.14%

MSCI
EAFE                  4.56%             32.37%              0.06%              3.51%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                      CLASS A
                    CLASS A     (SALES LOAD DEDUCTED)       CLASS Y            MSCI EAFE
1/1/98            $   10,000          $    9,425          $   10,000          $   10,000
6/98              $   11,760          $   11,084          $   11,780          $   11,593
6/99              $   11,115          $   10,476          $   11,191          $   12,476
6/00              $   17,364          $   16,365          $   17,551          $   14,616
6/2001            $   13,003          $   12,256          $   13,208          $   11,166
6/2002            $   10,368          $    9,772          $   10,569          $   10,106
6/2003            $    8,958          $    8,442          $    9,172          $    9,453
6/2004            $   11,895          $   11,211          $   12,222          $   12,513

Hypothetical Investments in International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australasia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                         FIVE YEAR        SINCE INCEPTION
                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                1/1/04 - 6/30/04   7/1/03 - 6/30/04   7/1/99 - 6/30/04   5/3/99 - 6/30/04
Class L               1.58%             33.08%              1.60%              1.72%

MSCI
EAFE                  4.56%             32.37%              0.06%             -0.22%

[CHART]

                   CLASS L            MSCI EAFE
5/3/99            $   10,000          $   10,000
6/99              $   10,092          $    9,855
6/00              $   15,791          $   11,546
6/2001            $   11,859          $    8,820
6/2002            $    9,482          $    7,983
6/2003            $    8,208          $    7,467
6/2004            $   10,923          $    9,885

Hypothetical Investments in MassMutual International Equity Fund Class N, Class N (CDSC fees deducted) and the Morgan Stanley Capital International Index for Europe, Australasia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                       YEAR TO DATE          ONE YEAR          AVERAGE ANNUAL
                     1/1/04 - 6/30/04     7/1/03 - 6/30/04   12/31/02 - 6/30/04
Class N                    1.38%               32.38%               32.51%
Class N (CDSC fees
deducted)*                 0.38%               31.38%               32.51%

MSCI
EAFE                       4.56%               32.37%               29.31%

[CHART]

                                        CLASS N
                    CLASS N       (CDSC FEES DEDUCTED)    MSCI EAFE
12/31/2002        $   10,000          $   10,000          $   10,000
6/2003            $   11,518          $   11,418          $   10,947
6/2004            $   15,247          $   15,247          $   14,704

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL OVERSEAS FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MASSMUTUAL OVERSEAS FUND?

The Fund seeks growth of capital over the long term by investing in both foreign and domestic equity securities, with an emphasis on foreign securities - including those in Europe, Latin America and Asia.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class S shares returned 4.89%, slightly ahead of the 4.56% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market-capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The world's major equity markets turned in a mixed performance during the first quarter, with European benchmarks retreating after the March 11 train bombings in Spain. Although most markets recovered within a few days, the attacks renewed fears of global terrorism and rattled investor confidence.

In the second quarter of 2004, many international equity markets advanced on continued confidence in the strength of the global economy and the potential for corporate profits - but the gains were tempered by lingering concerns over relatively high oil prices, violence in Iraq and the prospect of higher interest rates.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, the Fund's underweight position in Japan largely detracted from returns, although this was offset somewhat by significant contributions due to stock selection in France and a relative overweight position in Mexico. The health care sector detracted the most from the Fund's absolute performance, as holdings among drug companies retreated. On a relative basis, the industrials sector turned in the worst performance, with holdings between two industries - commercial services and airlines - doing the most damage. On the positive side, however, the Fund's complement of information technology holdings made the largest contribution to the portfolio during the quarter. Also contributing was the financial sector, the Fund's biggest stake as of March 31, which advanced mostly on the strength of commercial banks. Other contributors to the Fund's performance included our holdings in the sector's consumer finance, capital markets and real estate industries. Consumer discretionary holdings (the portfolio's second-largest sector stake at quarter-end), which ranged from music companies to makers of luxury goods, also fueled the Fund's advance. Other positive contributions came from the Fund's stake in multi-line retailers and companies that make sports apparel, electronic products and luxury goods. On a relative basis, the United Kingdom, Russia and South Korea were the top-contributing countries during the first quarter, while Switzerland, Japan and India detracted most.

Turning to the second quarter, the greatest contributors to performance included stock selection in Switzerland, a relative underweight position in Japan and stock selection in the U.K., offset somewhat by our overweight positions in South Korea. Our stakes in the consumer staples and health care sectors provide solid absolute returns. On the downside, the Fund's holdings in the energy sector delivered the worst performance against the benchmark. (In the oil and gas industry, we owned several businesses that declined that aren't in the Index.) Our stake in the consumer discretionary sector also underperformed the Index, with holdings in the media industry accounting for much of the damage. Several other industries in which we are invested in the sector also lagged the Index, including multi-line retail, household durables and automobiles. On an absolute basis, the Fund's information technology holdings detracted most from performance, as the semiconductor and semiconductor equipment industry led the retreat. Financials, the portfolio's largest sector stake, also detracted. Among countries, France, Sweden and Australia made the largest contribution to the portfolio on a relative basis, while the United Kingdom, South Korea and India detracted most.

WHAT IS YOUR OUTLOOK - AND HOW HAVE YOU POSITIONED THE FUND AS A RESULT?

We continue to find undervalued securities in the world today. It is difficult to single out one geographic region that offers the greatest investment opportunities. Though we are overweight in Europe, we are invested very broadly from continental Europe to the U.K., Latin America and Asia. Whether it is a South Korean mobile phone stock or an Italian bank, we are finding lots of opportunity by placing strong focus on fundamental analysis.

                            MASSMUTUAL OVERSEAS FUND
                      LARGEST COUNTRY WEIGHTINGS (6/30/04)

                                                % OF FUND
                                                ---------
United Kingdom                                     19.95%
Japan                                              14.66%
Switzerland                                        12.36%
France                                             12.00%
Germany                                             6.56%
Netherlands                                         4.50%
Australia                                           3.74%
South Korea                                         3.28%
Spain                                               2.65%
Italy                                               2.53%

                            MASSMUTUAL OVERSEAS FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Novartis AG
Diageo PLC
Nestle SA
Cadbury Schweppes PLC
GlaxoSmithKline PLC
Vivendi Universal SA
Bank of Ireland
Euronext
Bayerische Motoren Werke AG
Reed Elsevier PLC

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Morgan Stanley Capital International Index for Europe, Australasia and the Far East (MSCI EAFE)

MASSMUTUAL OVERSEAS FUND
TOTAL RETURN

                                                          SINCE INCEPTION
                    YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                  1/1/04 - 6/30/04    7/1/03 - 6/30/04    5/1/01 - 6/30/04
Class S                 4.89%              27.10%               0.49%
Class A                 4.61%              26.45%               0.03%
Class A (sales
load deducted)*        -1.38%              19.22%              -1.82%
Class Y                 4.79%              26.98%               0.42%
Class L                 4.69%              26.82%               0.27%

MSCI EAFE               4.56%              32.37%               1.15%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                     CLASS A
                    CLASS S       CLASS A     (SALES LOAD DEDUCTED)     CLASS Y       CLASS L     MSCI EAFE
5/1/2001          $   10,000    $   10,000         $    9,425         $   10,000    $   10,000    $   10,000
6/01              $    9,370    $    9,360         $    8,822         $    9,370    $    9,370    $    9,253
6/02              $    8,720    $    8,670         $    8,171         $    8,710    $    8,690    $    8,374
6/03              $    7,991    $    7,916         $    7,461         $    7,982    $    7,953    $    7,833
6/04              $   10,156    $   10,010         $    9,434         $   10,135    $   10,086    $   10,369

Hypothetical Investments in MassMutual Overseas Fund Class N, Class N (CDSC fees deducted) and the Morgan Stanley Capital International Index for Europe, Australasia and the Far East (MSCI EAFE)

MASSMUTUAL OVERSEAS FUND
TOTAL RETURN

                                                          SINCE INCEPTION
                    YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                  1/1/04 - 6/30/04    7/1/03 - 6/30/04  12/31/02 - 6/30/04
Class N                 4.42%              26.05%              23.39%
Class N (CDSC
fees deducted)*         3.42%              25.05%              23.39%

MSCI EAFE               4.56%              32.37%              29.31%

[CHART]

                                       CLASS N
                   CLASS N       (CDSC FEES DEDUCTED)      MSCI EAFE
12/31/2002        $   10,000          $   10,000          $   10,000
6/03              $   10,870          $   10,770          $   10,947
6/04              $   13,702          $   13,702          $   14,704

* CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR THE FIRST 18 MONTHS SHOWN.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL DESTINATION RETIREMENT SERIES - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS THAT COMPRISE THE MASSMUTUAL DESTINATION RETIREMENT SERIES?

- Destination Retirement Income Fund: This Fund seeks to achieve high current income and, as a secondary objective, capital appreciation, by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors already in retirement.

- Destination Retirement 2010 / 2020 / 2030 / 2040 Funds: Each of these Funds seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2010, 2020, 2030, or 2040, respectively.

HOW DID THE FUNDS PERFORM DURING THE FIRST HALF OF 2004?
For the six months ended June 30, 2004, each Fund's Class S return, along with the return of its custom benchmark and the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios, was as follows:

                                              CUSTOM         LIPPER BALANCED
                                             BENCHMARK         FUND INDEX
DESTINATION RETIREMENT INCOME FUND
             1.50%                             1.71%              2.25%

DESTINATION RETIREMENT 2010 FUND
             2.00%                             2.12%              2.25%

DESTINATION RETIREMENT 2020 FUND
             3.40%                             2.87%              2.25%

DESTINATION RETIREMENT 2030 FUND
             4.80%                             3.91%              2.25%

DESTINATION RETIREMENT 2040 FUND
             5.50%                             4.38%              2.25%

The Funds performed comparably with their respective benchmarks for the year-to-date period. The Destination Retirement Income and 2010 Funds slightly underperformed their custom benchmarks, while the Destination Retirement 2020, 2030 and 2040 Funds outperformed their custom benchmarks. See the description of each custom benchmark below.

The Custom Destination Income Index comprises the Russell 1000 Value, Russell 1000 Growth, Russell 2000, MSCI EAFE, Lehman Brothers Aggregate Bond, Lehman Brothers TIPS, Lehman Brothers 1-3 Year Government Bond and T-Bill indices. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the Russell 1000 Value, Russell 1000 Growth, Russell 2000, Russell Mid Cap Growth, MSCI EAFE, Lehman Brothers Aggregate Bond, Lehman Brothers TIPS, Lehman Brothers 1-3 Year Government Bond and T-Bill indices. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the Russell 1000 Value, Russell 1000 Growth, Russell 2000, Russell Mid Cap Value, Russell Mid Cap Growth, MSCI EAFE, Lehman Brothers Aggregate Bond and Lehman Brothers 1-3 Year Government Bond indices. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the Russell 1000 Value, Russell 1000 Growth, Russell 2000 Value, Russell Mid Cap Value, Russell Mid Cap Growth, Russell 2000 Growth, MSCI EAFE, Lehman Brothers Aggregate Bond and Lehman Brothers TIPS indices. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the Russell 1000 Value, Russell 1000 Growth, Russell 2000 Value, Russell Mid Cap Value, Russell Mid Cap Growth, Russell 2000 Growth and MSCI EAFE indices. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The strong market rally that began in October 2002 and accelerated throughout 2003 continued into 2004 for some areas of the market, but not for others. Large-capitalization, major equity indexes posted flat or negative returns for the first quarter and smaller-capitalization stocks continued their upward climb. Concerns about a "jobless recovery" and the re-emergence of terrorist activities weighed heavily on investor sentiment, despite stronger-than-expected U.S. economic activity and corporate profit growth.

In the second quarter, a seesaw of positives and negatives kept many investors from making definitive moves, which was reflected in the performance of the major indexes. For the quarter, market performance was mixed and meager, with many indexes hovering just above flat. In the U.S., large stocks outperformed small stocks. International stocks, as measured by the MSCI EAFE Index, advanced 0.22%. Climbing interest rates hampered the performance of fixed-income investments, and the Lehman Brothers Aggregate Bond Index returned -2.44% for the period. Drilling down into the returns of the growth and value components of U.S. equity indexes as well as the different sectors of the bond market also indicated no clear style-specific investing trend for the quarter. As the second quarter of 2004 drew to a close, the Federal Reserve (Fed) changed the direction of its monetary policy from "easing" to "tightening" by raising the benchmark federal funds rate by 0.25% to 1.25%, a clear indication of growth in the U.S. economy. The news had little immediate impact on the markets, however, as Fed policymakers had indicated in May that they would raise rates at a measured pace. Investors considered the subsequent moves inevitable and had factored them into the market long before the formal announcement.

WHAT FACTORS CONTRIBUTED TO THE FUNDS' PERFORMANCE?

In the first quarter, the best-performing underlying equity funds were MassMutual Aggressive Growth and MassMutual Large Cap Value, as these two Funds outperformed both their respective benchmark indexes and their peer groups. The results of these two Funds had the greatest impact, from a performance perspective, on the Destination Retirement 2030 and Destination Retirement 2040 Funds. Although the underlying bond funds, with the exception of MassMutual Short-Duration Bond, generally underperformed their respective benchmarks, the fixed-income asset class posted positive returns. During the period, the higher-yielding securities found in the MassMutual Core Bond and MassMutual Diversified Bond Funds reversed their path of 2003 and underperformed higher-grade bonds.

Turning to the second quarter, the best-performing underlying equity funds were MassMutual Aggressive Growth, MassMutual Mid Cap Growth II and MassMutual Small Company Value, as these Funds outpaced their respective benchmark indexes and their peer groups. The second quarter did not fare well for bonds, due to the Fed's interest rate increase. (Bond prices move in the opposite direction to interest rates [or yields]; when yields fall, the prices of existing bonds rise.) Those Funds that maintained a weighting to lower-quality corporate bonds and mortgage-backed securities (while maintaining short durations) performed well. Both the MassMutual Core Bond and MassMutual Diversified Bond Funds remained short on duration, given the expectations for higher interest rates moving forward, but also continued to overweight corporate bonds.

WHAT IS YOUR OUTLOOK?

Investors may take cues from the growing economy, focus on corporate earnings and fundamentals and once again drive up equities. Bonds will likely continue to struggle against rising interest rates and many fixed-income investors may turn their backs on bonds in the near term to favor the growth potential of stocks. Conversely, the specter of terrorist threats and speculation about the upcoming U.S. presidential election will figure prominently in the minds of investors and have the potential to weigh heavily on market performance in the months to come.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination Income Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT INCOME FUND
TOTAL RETURN

                                        YEAR TO DATE      SINCE INCEPTION
                                      1/1/04 - 6/30/04  12/31/03 - 6/30/04
Class S                                    1.50%              1.50%
Class A                                    1.40%              1.40%
Class A (sales load fees deducted)**      -4.43%             -4.43%
Class Y                                    1.60%              1.60%

Custom Destination Income Index            1.71%               N/A***
Lipper Balanced Fund Index                 2.25%              2.25%
Lehman Brothers Aggregate
Bond Index                                 0.16%              0.24%
S&P 500 Index                              3.44%              3.66%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                                                                        CUSTOM                         LEHMAN BROTHERS
                                            CLASS A                   DESTINATION    LIPPER BALANCED      AGGREGATE     S&P 500
                 CLASS S    CLASS A  (SALES LOAD DEDUCTED)  CLASS Y   INCOME INDEX     FUND INDEX        BOND INDEX      INDEX
12/31/2003      $ 10,000   $ 10,000         $  9,425        $ 10,000    $ 10,000        $ 10,000          $ 10,000     $ 10,000
3/31/2004       $ 10,260   $ 10,260         $  9,670        $ 10,260    $ 10,292        $ 10,112          $ 10,012     $ 10,190
6/30/2004       $ 10,150   $ 10,140         $  9,557        $ 10,160    $ 10,171        $ 10,224          $ 10,024     $ 10,366

Hypothetical Investments in MassMutual Destination Retirement Income Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination Income Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT INCOME FUND
TOTAL RETURN

                                       YEAR TO DATE     SINCE INCEPTION
                                     1/1/04 - 6/30/04  12/31/03 - 6/30/04
Class L                                    1.50%              1.50%
Class N                                    1.20%              1.20%
Class N (CDSC fees deducted)**             0.20%              0.20%

Custom Destination Income Index            1.71%               N/A***
Lipper Balanced Fund Index                 2.25%              2.25%
Lehman Brothers Aggregate
Bond Index                                 0.16%              0.24%
S&P 500 Index                              3.44%              3.66%

[CHART]

                                                                                                   LEHMAN BROTHERS
                                               CLASS N       CUSTOM DESTINATION   LIPPER BALANCED     AGGREGATE
                   CLASS L     CLASS N  (CDSC FEES DEDUCTED)    INCOME INDEX        FUND INDEX       BOND INDEX       S&P 500 INDEX
Dec 31, 2003      $ 10,000    $ 10,000        $ 10,000            $ 10,000           $ 10,000         $ 10,000           $ 10,000
Mar 31, 2004      $ 10,270    $ 10,250        $ 10,120            $ 10,292           $ 10,212         $ 10,012           $ 10,190
Jun 30, 2004      $ 10,150    $ 10,120        $ 10,020            $ 10,171           $ 10,224         $ 10,024           $ 10,366

* THE CUSTOM BENCHMARK $10,000 GROWTH CHART VALUES COMMENCE ON 1/1/04.

** CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

*** DUE TO THE NATURE OF THE CUSTOM BENCHMARK, IT IS NOT POSSIBLE TO ACCURATELY SHOW A RETURN SINCE THE FUND'S INCEPTION ON DECEMBER 31, 2003.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE CUSTOM DESTINATION INCOME INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2010 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2010 FUND
TOTAL RETURN

                                       YEAR TO DATE     SINCE INCEPTION
                                     1/1/04 - 6/30/04  12/31/03 - 6/30/04
Class S                                    2.00%              2.00%
Class A                                    1.80%              1.80%
Class A (sales load fees deducted)**      -4.05%             -4.05%
Class Y                                    1.90%              1.90%

Custom Destination 2010 Index              2.12%                N/A***
Lipper Balanced Fund Index                 2.25%              2.25%
Lehman Brothers Aggregate
Bond Index                                 0.16%              0.24%
S&P 500 Index                              3.44%              3.66%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                                                                                                     LEHMAN BROTHERS
                                        CLASS A                  CUSTOM DESTINATION LIPPER BALANCED   AGGREGATE BOND
             CLASS S    CLASS A  (SALES LOAD DEDUCTED)  CLASS Y      2010 INDEX       FUND INDEX          INDEX       S&P 500 INDEX
12/31/2003  $  10,000  $  10,000       $    9,425      $  10,000     $   10,000       $   10,000       $     10,000    $    10,000
3/31/2004   $  10,260  $  10,250       $    9,661      $  10,260     $   10,303       $   10,112       $     10,012    $    10,190
6/30/2004   $  10,200  $  10,180       $    9,595      $  10,190     $   10,212       $   10,224       $     10,024    $    10,366

Hypothetical Investments in MassMutual Destination Retirement 2010 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2010 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2010 FUND
TOTAL RETURN

                                       YEAR TO DATE      SINCE INCEPTION
                                     1/1/04 - 6/30/04  12/31/03 - 6/30/04
Class L                                    1.90%              1.90%
Class N                                    1.60%              1.60%
Class N (CDSC fees deducted)**             0.60%              0.60%

Custom Destination 2010 Index              2.12%                N/A***
Lipper Balanced Fund Index                 2.25%              2.25%
Lehman Brothers Aggregate
Bond Index                                 0.16%              0.24%
S&P 500 Index                              3.44%              3.66%

[CHART]

                                                                   CUSTOM        LIPPER     LEHMAN BROTHERS
                                                   CLASS N       DESTINATION    BALANCED      AGGREGATE
                  CLASS L          CLASS N  (CDSC FEES DEDUCTED) 2010 INDEX    FUND INDEX     BOND INDEX      S&P 500 INDEX
12/31/2003        $ 10,000        $ 10,000        $ 10,000        $ 10,000      $ 10,000       $ 10,000         $ 10,000
3/31/2004         $ 10,260        $ 10,240        $ 10,240        $ 10,303      $ 10,112       $ 10,012         $ 10,190
6/30/2004         $ 10,190        $ 10,160        $ 10,060        $ 10,212      $ 10,224       $ 10,024         $ 10,366

* THE CUSTOM BENCHMARK $10,000 GROWTH CHART VALUES COMMENCE ON 1/1/04.

** CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

*** DUE TO THE NATURE OF THE CUSTOM BENCHMARK, IT IS NOT POSSIBLE TO ACCURATELY SHOW A RETURN SINCE THE FUND'S INCEPTION ON DECEMBER 31, 2003.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE CUSTOM DESTINATION 2010 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2020 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2020 FUND
TOTAL RETURN

                                         YEAR TO DATE       SINCE INCEPTION
                                       1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class S                                      3.40%                3.40%
Class A                                      3.20%                3.20%
Class A (sales load fees deducted)**        -2.73%               -2.73%
Class Y                                      3.40%                3.40%

Custom Destination 2020 Index                2.87%                 N/A***
Lipper Balanced Fund Index                   2.25%                2.25%
Lehman Brothers Aggregate
Bond Index                                   0.16%                0.24%
S&P 500 Index                                3.44%                3.66%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                                                                                                         LEHMAN BROTHERS
                                        CLASS A                     CUSTOM DESTINATION  LIPPER BALANCED     AGGREGATE     S&P 500
             CLASS S     CLASS A  (SALES LOAD DEDUCTED)   CLASS Y       2020 INDEX        FUND INDEX        BOND INDEX     INDEX
12/31/2003   $ 10,000   $ 10,000        $  9,425         $  10,000      $ 10,000           $ 10,000         $ 10,000      $ 10,000
Mar-2004     $ 10,310   $ 10,300        $  9,708         $  10,310      $ 10,318           $ 10,112         $ 10,012      $ 10,190
Jun-2004     $ 10,340   $ 10,320        $  9,727         $  10,340      $ 10,287           $ 10,224         $ 10,024      $ 10,366

Hypothetical Investments in MassMutual Destination Retirement 2020 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2020 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2020 FUND
TOTAL RETURN

                                         YEAR TO DATE      SINCE INCEPTION
                                       1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class L                                      3.30%                3.30%
Class N                                      3.00%                3.00%
Class N (CDSC fees deducted)**               2.00%                2.00%

Custom Destination 2020 Index                2.87%                 N/A***
Lipper Balanced Fund Index                   2.25%                2.25%
Lehman Brothers Aggregate
Bond Index                                   0.16%                0.24%
S&P 500 Index                                3.44%                3.66%

[CHART]

                                                                                                   LEHMAN BROTHERS
                                                CLASS N       CUSTOM DESTINATION  LIPPER BALANCED     AGGREGATE
                   CLASS L    CLASS N    (CDSC FEES DEDUCTED)     2020 INDEX         FUND INDEX       BOND INDEX    S&P 500 INDEX
12/31/2003        $ 10,000    $ 10,000         $ 10,000            $ 10,000           $ 10,000         $ 10,000         $ 10,000
3/31/2004         $ 10,310    $ 10,300         $ 10,300            $ 10,318           $ 10,112         $ 10,012         $ 10,190
6/30/2004         $ 10,330    $ 10,300         $ 10,200            $ 10,287           $ 10,224         $ 10,024         $ 10,366

* THE CUSTOM BENCHMARK $10,000 GROWTH CHART VALUES COMMENCE ON 1/1/04.

** CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

*** DUE TO THE NATURE OF THE CUSTOM BENCHMARK, IT IS NOT POSSIBLE TO ACCURATELY SHOW A RETURN SINCE THE FUND'S INCEPTION ON DECEMBER 31, 2003.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE CUSTOM DESTINATION 2020 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2030 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2030 FUND
TOTAL RETURN

                                         YEAR TO DATE      SINCE INCEPTION
                                       1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class S                                      4.80%                4.80%
Class A                                      4.60%                4.60%
Class A (sales load fees deducted)**        -1.41%               -1.41%
Class Y                                      4.80%                4.80%

Custom Destination 2030 Index                3.91%                 N/A***
Lipper Balanced Fund Index                   2.25%                2.25%
Lehman Brothers Aggregate
Bond Index                                   0.16%                0.24%
S&P 500 Index                                3.44%                3.66%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                                                                                                         LEHMAN BROTHERS
                                            CLASS A                 CUSTOM DESTINATION  LIPPER BALANCED     AGGREGATE     S&P 500
                 CLASS S   CLASS A  (SALES LOAD DEDUCTED)  CLASS Y      2030 INDEX        FUND INDEX        BOND INDEX     INDEX
12/31/2003      $ 10,000   $ 10,000        $  9,425        $ 10,000      $ 10,000          $ 10,000          $ 10,000    $ 10,000
3/31/2004       $ 10,360   $ 10,350        $  9,755        $ 10,360      $ 10,337          $ 10,112          $ 10,012    $ 10,190
6/30/2004       $ 10,480   $ 10,460        $  9,859        $ 10,480      $ 10,391          $ 10,224          $ 10,024    $ 10,366

Hypothetical Investments in MassMutual Destination Retirement 2030 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2030 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2030 FUND
TOTAL RETURN

                                         YEAR TO DATE       SINCE INCEPTION
                                       1/1/04 - 6/30/04   12/31/03 - 6/30/04
Class L                                      4.70%                4.70%
Class N                                      4.40%                4.40%
Class N (CDSC fees deducted)**               3.40%                3.40%

Custom Destination 2030 Index                3.91%                 N/A***
Lipper Balanced Fund Index                   2.25%                2.25%
Lehman Brothers Aggregate
Bond Index                                   0.16%                0.24%
S&P 500 Index                                3.44%                3.66%

[CHART]

                                                                                              LEHMAN BROTHERS
                                           CLASS N       CUSTOM DESTINATION  LIPPER BALANCED     AGGREGATE
              CLASS L     CLASS N   (CDSC FEES DEDUCTED)     2030 INDEX         FUND INDEX      BOND INDEX      S&P 500 INDEX
12/31/2003   $ 10,000    $ 10,000         $ 10,000            $ 10,000           $ 10,000        $ 10,000         $ 10,000
3/31/2004    $ 10,360    $ 10,350         $ 10,350            $ 10,337           $ 10,112        $ 10,012         $ 10,190
6/30/2004    $ 10,470    $ 10,440         $ 10,340            $ 10,391           $ 10,224        $ 10,024         $ 10,366

* THE CUSTOM BENCHMARK $10,000 GROWTH CHART VALUES COMMENCE ON 1/1/04.

** CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

*** DUE TO THE NATURE OF THE CUSTOM BENCHMARK, IT IS NOT POSSIBLE TO ACCURATELY SHOW A RETURN SINCE THE FUND'S INCEPTION ON DECEMBER 31, 2003.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE CUSTOM DESTINATION 2030 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2040 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2040 FUND
TOTAL RETURN

                                         YEAR TO DATE      SINCE INCEPTION
                                       1/1/04 - 6/30/04  12/31/03 - 6/30/04
Class S                                      5.50%              5.50%
Class A                                      5.30%              5.30%
Class A (sales load fees deducted)**        -0.75%             -0.75%
Class Y                                      5.50%              5.50%

Custom Destination 2040 Index                4.38%               N/A***
Lipper Balanced Fund Index                   2.25%              2.25%
Lehman Brothers Aggregate Bond Index         0.16%              0.24%
S&P 500 Index                                3.44%              3.66%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                                       CLASS A                   CUSTOM DESTINATION  LIPPER BALANCED     LEHMAN BROTHERS    S&P 500
            CLASS S     CLASS A  (SALES LOAD DEDUCTED)  CLASS Y      2040 INDEX         FUND INDEX    AGGREGATE BOND INDEX   INDEX
12/31/2003 $  10,000  $  10,000       $  9,425         $  10,000     $  10,000          $  10,000           $  10,000      $ 10,000
3/31/2004  $  10,370  $  10,360       $  9,764         $  10,370     $  10,322          $  10,112           $  10,012      $ 10,190
6/30/2004  $  10,550  $  10,530       $  9,925         $  10,550     $  10,438          $  10,224           $  10,024      $ 10,366

Hypothetical Investments in MassMutual Destination Retirement 2040 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2040 Index the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MASSMUTUAL DESTINATION RETIREMENT 2040 FUND
TOTAL RETURN

                                         YEAR TO DATE      SINCE INCEPTION
                                       1/1/04 - 6/30/04  12/31/03 - 6/30/04
Class L                                      5.50%              5.50%
Class N                                      5.20%              5.20%
Class N (CDSC fees deducted)**               4.20%              4.20%

Custom Destination 2040 Index                4.38%               N/A***
Lipper Balanced Fund Index                   2.25%              2.25%
Lehman Brothers Aggregate Bond Index         0.16%              0.24%
S&P 500 Index                                3.44%              3.66%

[CHART]

                                           CLASS N          CUSTOM DESTINATION  LIPPER BALANCED     LEHMAN BROTHERS       S&P 500
                CLASS L     CLASS N  (CDSC FEES DEDUCTED)       2040 INDEX         FUND INDEX     AGGREGATE BOND INDEX     INDEX
12/31/2003      $ 10,000   $ 10,000        $ 10,000              $ 10,000           $ 10,000            $ 10,000          $ 10,000
3/31/2004       $ 10,370   $ 10,350        $ 10,350              $ 10,322           $ 10,112            $ 10,012          $ 10,190
6/30/2004       $ 10,550   $ 10,520        $ 10,420              $ 10,438           $ 10,224            $ 10,024          $ 10,366

* THE CUSTOM BENCHMARK $10,000 GROWTH CHART VALUES COMMENCE ON 1/1/04.

** CLASS A (SALES LOAD DEDUCTED) RETURNS INCLUDE THE 5.75% MAXIMUM SALES CHARGE AND CLASS N (CDSC FEES DEDUCTED) RETURNS INCLUDE THE 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE.

*** DUE TO THE NATURE OF THE CUSTOM BENCHMARK, IT IS NOT POSSIBLE TO ACCURATELY SHOW A RETURN SINCE THE FUND'S INCEPTION ON DECEMBER 31, 2003.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-309-3539. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE CUSTOM DESTINATION 2040 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
SHORT-TERM INVESTMENTS -- 100.1%

COMMERCIAL PAPER -- 50.7%
American Honda
  Finance Corp.
  1.180% 07/21/2004                         $      9,490,000    $      9,483,776
Anheuser-Busch Cos., Inc.
  1.050% 07/19/2004                               12,000,000          11,993,700
Bemis Co., Inc.
  1.040% 07/07/2004                                5,200,000           5,199,099
Bemis Co., Inc.
  1.120% 07/16/2004                                6,300,000           6,297,060
CIT Group, Inc.
  1.190% 08/09/2004                                5,000,000           4,993,554
CIT Group, Inc.
  1.300% 09/15/2004                                2,765,000           2,757,412
The Coca-Cola Co.
  1.020% 07/30/2004                                2,800,000           2,797,699
The Coca-Cola Co.
  1.050% 07/28/2004                                8,700,000           8,693,149
Countrywide Home
  Loans, Inc.
  1.330% 07/27/2004                               10,550,000          10,539,867
Dow Jones & Co., Inc.+
  1.040% 07/20/2004                                6,200,000           6,196,597
Dow Jones & Co., Inc.+
  1.430% 09/17/2004                                2,955,000           2,945,844
Eli Lilly & Co.+
  1.510% 10/04/2004                               11,500,000          11,454,175
Florida Power & Light Co.
  1.100% 07/02/2004                                8,615,000           8,614,737
Gannett Co., Inc.
  1.020% 07/09/2004                                7,100,000           7,098,391
Gannett Co., Inc.
  1.140% 08/10/2004                                4,700,000           4,694,047
General Electric
  Capital Corp.
  1.140% 09/24/2004                                4,865,000           4,851,905
General Electric
  Capital Corp.
  1.230% 09/03/2004                                7,000,000           6,984,693
Goldman Sachs
  Group, Inc.
  1.300% 08/16/2004                                8,175,000           8,161,420
Hershey Foods Corp.+
  1.050% 07/02/2004                                1,500,000           1,499,956
Household Finance Corp.
  1.320% 10/05/2004                               12,000,000          11,957,760
L'Oreal USA, Inc.+
  1.150% 07/13/2004                               10,000,000           9,996,167
McCormick & Co., Inc.+
  1.600% 10/26/2004                                4,210,000           4,188,108
Minnesota Mining &
  Manufacturing Co.
  1.280% 07/26/2004                               11,500,000          11,489,778
Nestle Capital Corp.+
  1.030% 07/14/2004                         $      9,000,000    $      8,996,653
Nestle Capital Corp.+
  1.360% 08/26/2004                                2,400,000           2,394,923
Paccar Financial Corp.
  1.020% 07/09/2004                                  685,000             684,845
Paccar Financial Corp.
  1.140% 08/13/2004                                8,100,000           8,088,971
PepsiCo, Inc.
  1.250% 07/12/2004                               11,443,000          11,438,630
Pfizer, Inc.+
  1.030% 09/01/2004                                3,325,000           3,319,101
Pfizer, Inc.+
  1.040% 09/10/2004                                4,290,000           4,281,201
Pfizer, Inc.+
  1.120% 08/03/2004                                4,350,000           4,345,534
Procter & Gamble Co.+
  1.050% 07/07/2004                                4,585,000           4,584,198
Procter & Gamble Co.+
  1.110% 07/12/2004                                7,150,000           7,147,575
South Carolina
  Electric & Gas
  1.270% 07/23/2004                                7,970,000           7,963,815
Toyota Motor Credit Corp.
  1.450% 09/22/2004                                3,900,000           3,886,962
United Parcel
  Service, Inc.+
  1.070% 12/30/2004                                1,515,000           1,506,805
Wal-Mart Stores, Inc.+
  1.030% 07/06/2004                               12,200,000          12,198,255
                                                                ----------------
                                                                     243,726,362
                                                                ----------------
U.S. TREASURY BILLS -- 49.4%
U.S. Treasury Bill
  0.895% 07/22/2004                                4,415,000           4,412,695
U.S. Treasury Bill
  0.920% 07/01/2004                               16,580,000          16,580,000
U.S. Treasury Bill
  0.925% 07/08/2004                               11,795,000          11,792,879
U.S. Treasury Bill
  0.940% 07/15/2004                                2,110,000           2,109,228
U.S. Treasury Bill
  0.940% 07/29/2004                               14,415,000          14,404,461
U.S. Treasury Bill
  0.955% 08/12/2004                                8,900,000           8,890,084
U.S. Treasury Bill
  0.955% 08/19/2004                                9,450,000           9,437,717
U.S. Treasury Bill
  0.960% 08/05/2004                               11,120,000          11,109,621
U.S. Treasury Bill
  0.965% 07/22/2004                                9,625,000           9,619,581
U.S. Treasury Bill
  0.978% 07/22/2004                                4,710,000           4,707,313
U.S. Treasury Bill
  0.980% 07/15/2004                         $     11,720,000    $     11,715,533
U.S. Treasury Bill
  0.990% 08/26/2004                                6,685,000           6,674,705
U.S. Treasury Bill
  1.000% 09/30/2004                                7,150,000           7,131,926
U.S. Treasury Bill
  1.035% 09/09/2004                               11,300,000          11,277,259
U.S. Treasury Bill
  1.040% 09/02/2004                                6,855,000           6,842,524
U.S. Treasury Bill
  1.068% 09/16/2004                                7,400,000           7,383,096
U.S. Treasury Bill
  1.074% 08/12/2004                                8,390,000           8,379,487
U.S. Treasury Bill
  1.085% 09/23/2004                               16,400,000          16,358,481
U.S. Treasury Bill
  1.085% 10/07/2004                               13,875,000          13,834,019
U.S. Treasury Bill
  1.090% 10/14/2004                                8,140,000           8,114,122
U.S. Treasury Bill
  1.100% 08/26/2004                                4,965,000           4,956,504
U.S. Treasury Bill
  1.135% 09/30/2004                                8,200,000           8,176,474
U.S. Treasury Bill
  1.160% 09/02/2004                                9,500,000           9,480,715
U.S. Treasury Bill
  1.165% 08/19/2004                                4,840,000           4,832,325
U.S. Treasury Bill
  1.230% 09/16/2004                                9,125,000           9,100,994
U.S. Treasury Bill
  1.345% 11/18/2004                               10,680,000          10,624,138
                                                                ----------------
                                                                     237,945,881
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                                 481,672,243
                                                                ----------------

TOTAL INVESTMENTS -- 100.1%

OTHER ASSETS/
(LIABILITIES) -- (0.1%)                                                 (435,910)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    481,236,333
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $85,055,092 or 17.7% of net assets.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 0.0%

TELEPHONE UTILITIES
MCI, Inc. Escrow shares*                           2,000,000    $              -
                                                                ----------------

TOTAL EQUITIES
(COST $0)                                                                      0
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
BONDS & NOTES -- 81.7%

ASSET BACKED SECURITIES -- 2.9%
Capital Auto Receivables
  Asset Trust Series 2003-1,
  Class A2A
  2.270% 01/17/2006                         $      1,250,000           1,251,954
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                                3,236,213           3,089,956
Ford Credit Auto Owner
  Trust Series 2002-B,
  Class A3A
  4.140% 12/15/2005                                  563,052             566,923
Ford Credit Auto Owner
  Trust Series 2003-A,
  Class A3A
  2.200% 07/17/2006                                1,300,000           1,301,219
Massachusetts RRB
  Special Purpose Trust
  Series 1999-1, Class A4
  6.910% 09/15/2009                                2,500,000           2,690,340
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970% 03/15/2007                                2,426,326           2,432,391
New Century Home Equity
  Loan Trust
  Series 1997-NC5,
  Class A6
  6.700% 10/25/2028                                  335,986             340,658
Rental Car Finance Corp.
  Series 1999-1A, Class A+
  5.900% 02/25/2007                                  250,000             251,445
                                                                ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $11,822,798)                                                    11,924,886
                                                                ----------------
CORPORATE DEBT -- 33.0%
Allied Waste
  North America, Inc.+
  5.750% 02/15/2011                                  365,000             345,838
American General
  Finance Corp.
  5.875% 07/14/2006                         $      1,000,000    $      1,050,002
American Greetings Corp.
  6.100% 08/01/2028                                1,135,000           1,160,537
American Honda
  Finance Corp.+
  3.850% 11/06/2008                                  900,000             884,038
American Standard, Inc.
  7.625% 02/15/2010                                  900,000             990,000
Ametek, Inc.
  7.200% 07/15/2008                                1,330,000           1,436,719
Anheuser-Busch Cos., Inc.
  5.050% 10/15/2016                                1,135,000           1,092,689
AOL Time Warner, Inc.
  5.625% 05/01/2005                                1,140,000           1,167,921
Aramark Services, Inc.
  8.150% 05/01/2005                                1,050,000           1,092,140
Bank of America Corp.
  3.250% 08/15/2008                                  500,000             482,754
Bombardier
  Capital, Inc.+ ++
  7.500% 08/15/2004                                  410,000             411,706
BP Capital Markets PLC
  2.750% 12/29/2006                                2,500,000           2,468,163
Briggs & Stratton Corp.
  8.875% 03/15/2011                                1,750,000           2,043,125
British Telecom PLC
  7.875% 12/15/2005                                2,000,000           2,138,326
British Telecom PLC
  8.375% 12/15/2010                                1,125,000           1,313,792
Cabot Corp.+
  5.250% 09/01/2013                                  600,000             583,258
Camden Property Trust
  7.000% 11/15/2006                                1,000,000           1,057,704
Carolina Power & Light Co.
  5.125% 09/15/2013                                  780,000             768,047
CarrAmerica Realty Corp.
  6.625% 03/01/2005                                  400,000             409,173
CenturyTel, Inc. Series E
  6.150% 01/15/2005                                1,000,000           1,019,175
Certegy, Inc.
  4.750% 09/15/2008                                  300,000             303,075
Chesapeake Energy Corp.+
  7.500% 06/15/2014                                  575,000             592,250
Cinergy Corp.
  6.250% 09/01/2004                                1,000,000           1,006,736
Clear Channel
  Communications, Inc.
  4.250% 05/15/2009                                  885,000             863,747
CNF, Inc.
  8.875% 05/01/2010                         $        930,000    $      1,078,610
Comcast Corp.
  5.850% 01/15/2010                                  625,000             652,168
ConAgra Foods, Inc.
  7.500% 09/15/2005                                1,000,000           1,051,979
Cox Enterprises, Inc.+
  4.375% 05/01/2008                                1,200,000           1,195,733
Crane Co.
  5.500% 09/15/2013                                  250,000             249,087
CSX Corp.
  6.250% 10/15/2008                                1,900,000           2,027,081
DaimlerChrysler NA Holding Corp.
  4.050% 06/04/2008                                1,700,000           1,666,892
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                                1,100,000           1,107,594
Deutsche Telekom
  International Finance BV
  8.250% 06/15/2005                                1,155,000           1,214,398
Diageo Finance BV
  3.000% 12/15/2006                                1,000,000             989,280
Dominion Resources, Inc.
  2.800% 02/15/2005                                1,500,000           1,504,665
Dominion Resources, Inc.
  7.820% 09/15/2004                                1,000,000           1,011,258
DPL, Inc.
  8.250% 03/01/2007                                1,000,000           1,062,500
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                                  490,000             467,993
Emerald Investment
  Grade CBO Limited+
  1.735% 05/24/2011                                1,849,535           1,814,856
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                2,200,000           2,080,261
Equifax, Inc.
  4.950% 11/01/2007                                  500,000             515,913
ERAC USA Finance Co.+
  8.250% 05/01/2005                                1,000,000           1,042,844
FedEx Corp.+
  1.390% 04/01/2005                                  570,000             570,666
First Industrial LP
  7.600% 05/15/2007                                  880,000             964,878
Fiserv, Inc.
  4.000% 04/15/2008                                  500,000             496,140
Ford Motor Credit Co.++
  5.625% 10/01/2008                                2,325,000           2,345,216
Ford Motor Credit Co.
  6.875% 02/01/2006                                2,500,000           2,622,242

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Ford Motor Credit Co.
  7.000% 10/01/2013                         $         35,000    $         35,331
Foster's Finance Corp.+
  6.875% 06/15/2011                                1,000,000           1,097,732
FPL Group Capital, Inc.
  6.125% 05/15/2007                                1,000,000           1,066,716
Franklin Resources, Inc.
  3.700% 04/15/2008                                1,025,000           1,009,186
General Mills, Inc.
  2.625% 10/24/2006                                4,300,000           4,207,275
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                1,000,000           1,044,304
General Motors Corp.++
  7.125% 07/15/2013                                1,475,000           1,514,897
Glencore Funding LLC+
  6.000% 04/15/2014                                  900,000             834,786
Goldman Sachs Group, Inc.
  3.875% 01/15/2009                                  400,000             390,056
Goldman Sachs Group, Inc.
  5.150% 01/15/2014                                  500,000             480,159
Harrah's
  Operating Co., Inc.+
  5.500% 07/01/2010                                  485,000             487,429
HCA, Inc.
  6.950% 05/01/2012                                1,000,000           1,043,326
Household Finance Corp.
  4.125% 12/15/2008                                1,250,000           1,232,149
Household Finance Corp.
  6.375% 10/15/2011                                  175,000             186,796
Humana, Inc.
  7.250% 08/01/2006                                  500,000             535,982
Idex Corp.
  6.875% 02/15/2008                                  675,000             723,448
International
  Game Technology
  8.375% 05/15/2009                                  550,000             647,041
iStar Financial, Inc.+
  5.700% 03/01/2014                                  385,000             361,375
iStar Financial, Inc. Series B
  4.875% 01/15/2009                                  200,000             193,659
Jefferies Group, Inc.
  7.500% 08/15/2007                                  250,000             277,001
Jones Apparel Group, Inc.
  7.875% 06/15/2006                                1,000,000           1,082,934
JP Morgan Chase & Co.
  3.125% 12/11/2006                                1,250,000           1,244,572
Kellwood Co.
  7.625% 10/15/2017                                  725,000             769,846
Kennametal, Inc.
  7.200% 06/15/2012                                1,000,000           1,057,619
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                1,000,000           1,040,618
Lafarge Corp.
  6.375% 07/15/2005                         $      1,000,000    $      1,033,789
Leucadia National Corp.
  7.000% 08/15/2013                                1,000,000             988,750
Liberty Media Corp.
  3.500% 09/25/2006                                4,145,000           4,137,477
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                1,550,000           1,688,266
MCI, Inc.
  5.908% 05/01/2007                                  118,000             114,460
MCI, Inc.
  6.688% 05/01/2009                                  118,000             109,150
MCI, Inc.++
  7.735% 05/01/2014                                  102,000              91,290
MGM Grand, Inc.
  6.950% 02/01/2005                                  600,000             612,000
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                1,270,000           1,225,032
Mohawk Industries,
  Inc. Series C
  6.500% 04/15/2007                                  700,000             746,915
Monongahela Power Co.+
  6.700% 06/15/2014                                  500,000             504,772
National Rural Utilities
  Cooperative Finance Corp.
  4.375% 10/01/2010                                  500,000             491,060
National Rural Utilities
  Cooperative Finance Corp.
  7.250% 03/01/2012                                1,540,000           1,748,841
Navistar International Corp.
  7.500% 06/15/2011                                  325,000             333,125
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                  400,000             379,701
Nisource Finance Corp.
  3.200% 11/01/2006                                  750,000             741,476
Norfolk Southern Corp.
  7.350% 05/15/2007                                1,000,000           1,095,798
Nova Chemicals Corp.
  6.500% 01/15/2012                                  365,000             359,525
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.+
  7.125% 06/15/2014                                  540,000             548,100
Pacific Gas & Electric Co.
  4.800% 03/01/2014                                  950,000             900,163
Park Place
  Entertainment Corp.++
  8.500% 11/15/2006                                  600,000             651,000
Plains All American
  Pipeline LP+
  5.625% 12/15/2013                                  685,000             650,244
Precision Castparts Corp.
  5.600% 12/15/2013                         $      1,500,000    $      1,460,318
Procter & Gamble Co.
  3.500% 12/15/2008                                4,000,000           3,914,272
PSEG Power LLC
  5.500% 12/01/2015                                  775,000             740,386
Rogers Cable, Inc.
  5.500% 03/15/2014                                  535,000             472,705
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                  450,000             414,000
Ryder System, Inc.
  6.600% 11/15/2005                                  250,000             261,087
Simon Property Group LP
  6.875% 11/15/2006                                  930,000             985,167
SLM Corp.
  5.000% 10/01/2013                                4,000,000           3,862,616
Sony Capital Corp.+ ++
  4.950% 11/01/2006                                  650,000             673,163
Sprint Capital Corp.
  8.375% 03/15/2012                                  125,000             143,666
Steelcase, Inc.
  6.375% 11/15/2006                                1,425,000           1,468,428
SuperValu, Inc.
  7.500% 05/15/2012                                1,500,000           1,681,655
TCI Communications, Inc.
  6.875% 02/15/2006                                2,750,000           2,904,473
Textron Financial
  Corp. Series E
  2.690% 10/03/2006                                3,500,000           3,445,925
Thomas & Betts Corp.
  6.500% 01/15/2006                                  425,000             441,047
Timken Co.
  5.750% 02/15/2010                                  125,000             125,262
Timken Co. Series A
  6.750% 08/21/2006                                  650,000             678,180
Toro Co.
  7.125% 06/15/2007                                1,050,000           1,110,161
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                1,800,000           1,773,832
TransAlta Corp.
  5.750% 12/15/2013                                1,250,000           1,237,678
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                  580,000             699,902
Tri-State Generation &
  Transmission Association
  Series 2003, Class A+
  6.040% 01/31/2018                                  700,000             700,329
Tyco International
  Group SA++
  6.000% 11/15/2013                                2,350,000           2,415,828

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
United Rentals
  North America, Inc.
  6.500% 02/15/2012                         $        800,000    $        756,000
USA Interactive
  7.000% 01/15/2013                                1,100,000           1,186,241
Verizon Global Funding
  Corp. Series MTNA
  7.600% 03/15/2007                                1,250,000           1,377,386
Verizon
  New England, Inc.++
  6.500% 09/15/2011                                  500,000             532,769
Vodafone Group PLC
  5.375% 01/30/2015                                  100,000              98,478
The Walt Disney Co.
  6.750% 03/30/2006                                  800,000             847,428
Washington Mutual, Inc.
  2.400% 11/03/2005                                2,000,000           1,986,110
Weyerhaeuser Co.
  5.500% 03/15/2005                                  630,000             643,323
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                  500,000             534,375
XTO Energy, Inc.
  4.900% 02/01/2014                                1,000,000             941,570
                                                                ----------------

TOTAL CORPORATE DEBT
(COST $135,702,887)                                                  134,642,100
                                                                ----------------
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 6.6%

COLLATERALIZED MORTGAGE OBLIGATIONS
ABN AMRO Mortgage
  Corp. Series 2003-12,
  Class 1A
  5.000% 12/25/2033                                2,386,505           2,278,653
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                  526,796             551,712
Countrywide Home Loans,
  Inc. Series 2003-42,
  Class 1A1
  3.829% 09/25/2033                                1,129,016           1,125,244
Countrywide Home Loans,
  Inc. Series 2004-23,
  Class 1A1
  4.445% 02/25/2034                                1,156,754           1,162,840
CS First Boston Mortgage
  Securities Corp.
  Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                1,500,000           1,506,276
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                1,421,980           1,391,189
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A, Class A1
  5.033% 12/10/2035                                1,086,786           1,116,184
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.820% 06/30/2034                         $      3,200,000    $      3,236,000
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4, Class IA
  4.317% 07/25/2033                                1,136,674           1,143,506
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1, Class IA
  4.216% 02/25/2034                                  557,863             559,891
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-2AR,
  Class PT3
  5.248% 02/25/2034                                  347,490             352,697
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                  602,573             611,349
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2004-2, Class 2A
  5.095% 03/25/2034                                2,459,103           2,482,858
Structured Asset Securities
  Corp. Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                1,039,630           1,057,823
Structured Asset Securities
  Corp. Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                2,657,329           2,613,815
Washington Mutual MSC
  Mortgage Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                2,735,279           2,831,200
Washington Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.574% 04/25/2044                                3,058,135           3,066,436
                                                                ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $27,331,946)                                                    27,087,673
                                                                ----------------
SOVEREIGN DEBT OBLIGATIONS -- 0.3%
Republic of South Africa
  6.500% 06/02/2014                                  950,000             959,500
United Mexican States
  8.375% 01/14/2011                                  300,000             339,000
                                                                ----------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $1,275,930)                                                      1,298,500
                                                                ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 33.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 0.0%
PASS-THROUGH SECURITIES
FHLMC
  7.500% 06/01/2015                         $        106,667    $        113,996
                                                                ----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 30.1%
OTHER -- 27.6%
FNMA (Benchmark Note)
  5.500% 03/15/2011                               41,500,000          43,413,436
FNMA (Benchmark Note)
  6.000% 12/15/2005                               35,000,000          36,683,392
FNMA (Benchmark Note)
  6.500% 08/15/2004                               32,500,000          32,714,783
                                                                ----------------

TOTAL OTHER                                                          112,811,611
                                                                ----------------

PASS-THROUGH SECURITIES -- 2.5%
FNMA
  5.000% 08/01/2033                                6,604,868           6,389,436
FNMA
  5.500% 02/01/2018-
         05/01/2018                                2,525,909           2,589,155
FNMA
  6.420% 11/01/2008                                1,072,864           1,155,463
FNMA
  8.000% 05/01/2013                                    1,145               1,241
FNMA
  9.000% 10/01/2009                                   69,596              74,530
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         10,209,825
                                                                ----------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                   123,021,436
                                                                ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 3.0%
PASS-THROUGH SECURITIES
GNMA
  5.000% 05/15/2033-
         01/15/2034                               10,166,182           9,893,741
GNMA
  6.500% 09/15/2032                                1,492,883           1,564,495
GNMA
  7.500% 08/15/2029                                  632,883             685,813
GNMA
  8.000% 09/15/2007-
         11/15/2007                                  118,970             130,402
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         12,274,451
                                                                ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $132,198,430)                                                  135,409,883
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
U.S. TREASURY OBLIGATIONS -- 5.8%
U.S. Treasury Note++
  3.375% 11/15/2008                         $      2,385,000    $      2,359,659
U.S. Treasury Note++
  3.875% 02/15/2013                                6,900,000           6,599,203
U.S. Treasury Note++
  6.500% 10/15/2006                               13,500,000          14,573,671
                                                                ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $23,418,535)                                                    23,532,533
                                                                ----------------

TOTAL BONDS & NOTES
(COST $331,750,526)                                                  333,895,575
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $331,750,526)                                                  333,895,575
                                                                ----------------

SHORT-TERM INVESTMENTS -- 26.7%

CASH EQUIVALENTS -- 7.7%***
American AAdvantage
  Select Money
  Market Fund                                        843,390             843,390
Bank of America
  Bank Note
  1.500% 07/21/2004                                1,159,660           1,159,660
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                1,054,237           1,054,237
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  274,101             274,101
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                  881,937             881,937
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                  843,390             843,390
BGIF Prime
  Money Market Fund                                1,623,524           1,623,524
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  527,119             527,119
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  105,424             105,424
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                2,108,474           2,108,474
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                         $      1,686,780    $      1,686,780
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                  843,390             843,390
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                  768,539             768,539
Fannie Mae Discount Note
  0.960% 07/01/2004                                  632,542             632,542
Fannie Mae Discount Note
  1.131% 07/14/2004                                  316,271             316,271
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  316,271             316,271
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  316,271             316,271
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                1,475,932           1,475,932
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  421,695             421,695
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  316,271             316,271
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  527,119             527,119
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  527,728             527,728
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  315,208             315,208
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  104,352             104,352
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  525,967             525,967
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                  527,119             527,119
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                         $        632,542    $        632,542
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  316,271             316,271
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                1,686,780           1,686,780
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        762,024             762,024
Merrimac Cash Fund,
  Premium Class                                    3,373,559           3,373,559
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,096,407           1,096,407
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  316,271             316,271
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                1,054,238           1,054,238
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                1,054,238           1,054,238
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  527,119             527,119
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  316,271             316,271
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  527,119             527,119
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                  632,542             632,542
                                                                ----------------
                                                                      31,338,092
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
COMMERCIAL PAPER -- 19.0%
Alcoa, Inc.**
  1.350% 08/12/2004                         $      2,750,000    $      2,745,669
Alcoa, Inc.**
  1.370% 08/16/2004                                1,585,000           1,582,224
Autoliv ASP, Inc.+ **
  1.120% 07/26/2004                                4,650,000           4,646,383
Autoliv ASP, Inc.+ **
  1.150% 07/27/2004                                3,960,000           3,956,711
Boston Scientific Corp.+ **
  1.150% 07/22/2004                                3,455,000           3,452,682
Boston Scientific Corp.+ **
  1.260% 08/31/2004                                  800,000             798,044
Boston Scientific Corp.+ **
  1.410% 08/16/2004                                  265,000             264,523
British Aero
  North America+ **
  1.300% 07/12/2004                                6,610,000           6,607,374
Burlington Northern
  Santa Fe Corp.+ **
  1.140% 07/08/2004                                2,900,000           2,899,357
Burlington Northern
  Santa Fe Corp.+ **
  1.170% 07/30/2004                                1,790,000           1,788,313
Burlington Northern
  Santa Fe Corp.+ **
  1.400% 08/31/2004                                5,135,000           5,122,442
Caterpillar Financial
  Services Corp.**
  1.280% 07/15/2004                                1,240,000           1,239,381
CIT Group, Inc.**
  1.090% 08/16/2004                                1,225,000           1,223,294
CIT Group, Inc.**
  1.300% 09/07/2004                                  215,000             214,493
Elsevier Finance SA+ **
  1.100% 07/28/2004                               10,165,000          10,156,614
General Electric
  Capital Corp.**
  1.100% 12/22/2004                                1,780,000           1,766,156
General Mills, Inc.+ **
  1.310% 10/15/2004                                3,925,000           3,907,384
Goldman Sachs
  Group, Inc.**
  1.130% 07/06/2004                                3,965,000           3,964,378
John Deere
  Capital Corp.+ **
  1.120% 07/15/2004                                4,100,000           4,098,214
Kellogg Co.+ **
  1.580% 09/07/2004                                2,535,000           2,528,101
Kinder Morgan Energy
  Partners LP+ **
  1.180% 07/06/2004                                  600,000             599,902
McCormick & Co., Inc.+ **
  1.120% 08/31/2004                                  315,000             314,230
McCormick & Co., Inc.+ **
  1.130% 08/31/2004                         $      2,000,000    $      1,995,109
McCormick & Co., Inc.+ **
  1.280% 08/25/2004                                1,755,000           1,751,568
McCormick & Co., Inc.+ **
  1.600% 10/26/2004                                4,690,000           4,666,787
Tribune Co.+ **
  1.200% 08/24/2004                                3,000,000           2,994,600
Tribune Co.+ **
  1.330% 09/24/2004                                1,535,000           1,529,793
Tribune Co.+ **
  1.500% 09/24/2004                                  750,000             747,456
                                                                ----------------
                                                                      77,561,182
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $108,906,403)                                                  108,899,274
                                                                ----------------

TOTAL INVESTMENTS -- 108.4%
(COST $440,656,929)****                                              442,794,849

OTHER ASSETS/
(LIABILITIES) -- (8.4%)                                              (34,167,551)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    408,627,298
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
** All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
***   Represents investments of security lending collateral. (NOTE 2).
****  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $79,521,875 or 19.5% of net assets.
++    Denotes all or a portion of security on loan.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INFLATION-PROTECTED BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
BONDS & NOTES -- 97.8%

U.S. TREASURY OBLIGATIONS

U.S. TREASURY BONDS -- 26.0%
U.S. Treasury
  Inflation Index
  3.375% 04/15/2032                         $      3,039,445    $      3,688,176
U.S. Treasury
  Inflation Index
  3.625% 04/15/2028                               11,622,400          14,137,559
U.S. Treasury
  Inflation Index
  3.875% 04/15/2029                               13,361,564          16,981,712
                                                                ----------------
TOTAL U.S. TREASURY BONDS                                             34,807,447
                                                                ----------------
U.S. TREASURY NOTES -- 71.8%
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                               11,985,185          11,833,498
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                               12,508,504          12,426,417
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                               14,161,162          15,296,267
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012                                3,684,137           4,079,606
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                6,963,592           7,731,764
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008                               17,372,100          18,981,733
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009                               15,674,559          17,472,235
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                7,485,910           8,565,519
                                                                ----------------

TOTAL U.S. TREASURY NOTES                                             96,387,039
                                                                ----------------

TOTAL BONDS & NOTES
(COST $136,020,860)                                                  131,194,486
                                                                ----------------

SHORT-TERM INVESTMENTS -- 1.1%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $      1,528,664    $      1,528,664
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    1,528,664
                                                                ----------------

TOTAL INVESTMENTS -- 98.9%
(COST $137,549,524)*                                                 132,723,150

OTHER ASSETS/
(LIABILITIES) -- 1.1%                                                  1,506,242
                                                                ----------------

NET ASSETS -- 100.0%                                            $    134,229,392
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $1,528,694. Collaterized by U.S. Government Agency obligation with a rate of 4.125%, maturity date of 06/25/2028, and an aggregate market value, including accrued interest, of $1,605,097.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 0.2%

AUTOMOTIVE & PARTS -- 0.2%
General Motors Corp.
  Series B
  Convertible Preferred                              100,000    $      2,471,000
                                                                ----------------
TELEPHONE UTILITIES -- 0.0%
MCI, Inc.* +                                           6,643              93,666
MCI, Inc.
  Escrow shares*                                   7,413,000                   -
                                                                ----------------
                                                                          93,666
                                                                ----------------

TOTAL EQUITIES
(COST $2,862,900)                                                      2,564,666
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
BONDS & NOTES -- 86.0%

ASSET BACKED SECURITIES -- 2.6%
Capital Auto Receivables
  Asset Trust
  Series 2003-1,
  Class A2A
  2.270% 01/17/2006                         $      5,341,000           5,349,348
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                               11,938,771          11,399,212
Community Program
  Loan Trust
  Series 1987-A,
  Class A4
  4.500% 10/01/2018                                1,098,102           1,096,343
Conseco Finance
  Securitizations Corp.
  Series 2001-C,
  Class AI4
  6.190% 03/15/2030                                1,786,114           1,864,000
Ford Credit Auto Owner
  Trust Series 2001-B,
  Class A5
  5.360% 06/15/2005                                2,021,356           2,027,673
Ford Credit Auto Owner
  Trust Series 2003-A,
  Class A3A
  2.200% 07/17/2006                                5,786,000           5,791,427
National City Auto
  Receivables Trust
  Series 2002-A,
  Class A4
  4.830% 08/15/2009                         $      2,678,000    $      2,747,880
New Century Home
  Equity Loan Trust
  Series 1997-NC5,
  Class A6
  6.700% 10/25/2028                                1,416,516           1,436,214
Travelers Funding
  Limited Series 1A,
  Class A1++
  6.300% 02/18/2014                                2,088,761           2,172,312
Vanderbilt Mortgage
  and Finance, Inc.
  Series 2002-C,
  Class A2
  4.230% 02/07/2015                                5,058,000           5,091,312
                                                                ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $39,109,229)                                                    38,975,721
                                                                ----------------
CORPORATE DEBT -- 45.8%
Alcan Aluminum Limited
  6.250% 11/01/2008                                2,023,000           2,165,330
Alliance Pipeline LP++
  6.996% 12/31/2019                                1,814,226           1,996,229
Allied Waste
  North America, Inc.++
  5.750% 02/15/2011                                1,400,000           1,326,500
American General
  Finance Corp.
  5.875% 07/14/2006                                3,714,000           3,899,707
American
  Greetings Corp.
  6.100% 08/01/2028                                4,330,000           4,427,425
American Honda
  Finance Corp.++
  3.850% 11/06/2008                                3,277,000           3,218,879
American Standard, Inc.
  7.625% 02/15/2010                                3,290,000           3,619,000
Ametek, Inc.
  7.200% 07/15/2008                                4,770,000           5,152,745
Anheuser-Busch
  Cos., Inc.
  5.050% 10/15/2016                                3,439,000           3,310,801
Anheuser-Busch
  Cos., Inc.
  6.500% 02/01/2043                                4,046,000           4,241,393
Aramark Services, Inc.
  6.750% 08/01/2004                         $      1,295,000    $      1,299,144
Aramark Services, Inc.
  7.000% 07/15/2006                                  910,000             969,572
Aramark Services, Inc.
  7.000% 05/01/2007                                  151,000             162,995
Aramark Services, Inc.
  8.150% 05/01/2005                                1,533,000           1,594,524
Arrow Electronics, Inc.
  9.150% 10/01/2010                                  449,000             523,684
AT&T Broadband Corp.
  8.375% 03/15/2013                                  132,000             154,961
AT&T Corp.
  6.000% 03/15/2009                                   16,000              15,239
Avnet, Inc.+
  8.000% 11/15/2006                                   77,000              83,160
Bank of America Corp.
  3.250% 08/15/2008                                4,495,000           4,339,963
Bank One Corp.
  6.000% 08/01/2008                                2,428,000           2,586,808
Barrick Gold Corp.
  7.500% 05/01/2007                                3,237,000           3,559,561
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                2,900,000           2,903,434
Boeing Capital Corp.
  5.800% 01/15/2013                                  635,000             653,911
Boeing Capital Corp.
  7.100% 09/27/2005                                1,618,000           1,708,593
Bombardier
  Capital, Inc.+ ++
  7.500% 08/15/2004                                2,719,000           2,730,311
BP Capital Markets PLC
  2.750% 12/29/2006                               10,034,000           9,906,217
BRE Properties, Inc.
  7.450% 01/15/2011                                2,023,000           2,270,273
Briggs & Stratton Corp.
  8.875% 03/15/2011                                6,860,000           8,009,050
British Telecom PLC
  7.875% 12/15/2005                                8,230,000           8,799,211
British Telecom PLC
  8.875% 12/15/2030                                2,777,000           3,425,949
Buckeye Partners LP
  4.625% 07/15/2013                                2,023,000           1,864,460
Cabot Corp.++
  5.250% 09/01/2013                                3,237,000           3,146,678
Capital One Bank
  Series BKNT
  8.250% 06/15/2005                                2,023,000           2,120,925
Capitol Records, Inc.+ ++
  8.375% 08/15/2009                                4,451,000           4,784,825

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Carlisle Companies, Inc.
  6.700% 05/15/2008                         $      3,641,000    $      3,917,013
CarrAmerica Realty Corp.
  6.625% 03/01/2005                                1,728,000           1,767,627
Cendant Corp.
  6.875% 08/15/2006                                  809,000             864,418
CenturyTel, Inc. Series E
  6.150% 01/15/2005                                1,618,000           1,649,025
Certegy, Inc.
  4.750% 09/15/2008                                1,133,000           1,144,614
Champion
  International Corp.
  6.400% 02/15/2026                                2,023,000           2,114,438
Chesapeake
  Energy Corp.++
  7.500% 06/15/2014                                2,000,000           2,060,000
Chevron Phillips
  Chemical Co. LLC
  5.375% 06/15/2007                                1,821,000           1,896,235
Cinergy Corp.
  6.250% 09/01/2004                                3,091,000           3,111,821
Cingular Wireless
  5.625% 12/15/2006                                  647,000             676,395
CIT Group, Inc.
  4.125% 02/21/2006                                1,250,000           1,271,398
CIT Group, Inc.
  6.875% 11/01/2009                                4,046,000           4,445,696
CIT Group, Inc.
  7.375% 04/02/2007                                2,152,000           2,354,368
Citigroup, Inc.
  6.750% 12/01/2005                               14,161,000          14,939,402
CNF, Inc.
  8.875% 05/01/2010                                2,023,000           2,346,267
Colonial Pipeline Co.++
  7.630% 04/15/2032                                1,813,000           2,136,816
Comcast Cable
  Communications, Inc.
  6.375% 01/30/2006                                2,314,000           2,422,867
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                2,023,000           2,260,941
Comcast Corp.
  5.850% 01/15/2010                                1,250,000           1,304,335
Cominco Limited
  6.875% 02/15/2006                                2,428,000           2,530,775
Commercial Credit Co.**
  7.750% 03/01/2005                                2,428,000           2,516,022
ConAgra Foods, Inc.
  7.500% 09/15/2005                                3,443,000           3,621,964
Conoco, Inc.
  6.350% 04/15/2009                                  494,000             536,812
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                2,181,000           2,320,514
Cooper Industries
  Limited
  5.250% 07/01/2007                         $      4,046,000    $      4,219,379
Cox
  Communications, Inc.
  6.750% 03/15/2011                                  180,000             194,083
Cox Enterprises, Inc.++
  4.375% 05/01/2008                                1,425,000           1,419,933
Crane Co.
  5.500% 09/15/2013                                  971,000             967,455
CSX Corp.
  6.250% 10/15/2008                                3,401,000           3,628,476
CSX Corp.
  7.250% 05/01/2027                                3,237,000           3,528,874
DaimlerChrysler NA Holding Corp.
  4.050% 06/04/2008                                4,580,000           4,490,805
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                                4,693,000           4,725,400
Delhaize America, Inc.
  9.000% 04/15/2031                                4,200,000           4,617,963
Deutsche
  Telekom International
  Finance BV
  8.250% 06/15/2005                                3,484,000           3,663,172
Diageo Finance BV
  3.000% 12/15/2006                                2,266,000           2,241,708
Dominion
  Resources, Inc.
  2.800% 02/15/2005                                2,796,000           2,804,696
Dominion
  Resources, Inc.
  7.820% 09/15/2004                                2,589,000           2,618,147
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                1,919,000           1,952,845
Dover Corp.
  6.250% 06/01/2008                                1,618,000           1,751,877
DPL, Inc.
  8.250% 03/01/2007                                2,525,000           2,682,813
Duke Energy Field
  Services Corp.**
  7.875% 08/16/2010                                4,046,000           4,611,093
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                                1,727,000           1,649,437
Emerald Investment
  Grade CBO Limited++
  1.735% 05/24/2011                                2,265,680           2,223,199
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                9,710,000           9,181,514
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                4,042,000           4,324,976
Equifax, Inc.
  4.950% 11/01/2007                         $      1,691,000    $      1,744,816
ERAC USA Finance Co.++
  6.625% 05/15/2006                                1,457,000           1,541,707
ERAC USA Finance Co.++
  6.700% 06/01/2034                                3,555,000           3,560,023
ERAC USA Finance Co.++
  6.750% 05/15/2007                                3,641,000           3,926,968
FedEx Corp.++
  1.390% 04/01/2005                                2,175,000           2,177,540
FedEx Corp.
  6.875% 02/15/2006                                3,678,000           3,895,517
First Industrial LP
  7.000% 12/01/2006                                1,821,000           1,947,097
First Industrial LP
  7.600% 05/15/2007                                2,428,000           2,662,185
FirstEnergy Corp.
  Series A
  5.500% 11/15/2006                                   99,000             102,418
FirstEnergy Corp.
  Series B
  6.450% 11/15/2011                                   99,000             102,639
Florida Gas
  Transmission Co.++
  8.630% 11/01/2004                                1,618,000           1,643,320
Ford Motor Co.
  6.375% 02/01/2029                                5,531,000           4,674,314
Ford Motor Co.
  6.625% 02/15/2028                                2,410,000           2,113,327
Ford Motor Credit Co.**
  7.375% 10/28/2009                                6,852,000           7,312,633
Forte CDO (Cayman)
  Limited Series A3-A++
  7.011% 04/12/2013                                1,214,000           1,218,856
Foster's Finance Corp.++
  6.875% 06/15/2011                                  900,000             987,959
France Telecom SA
  9.500% 03/01/2031                                3,467,000           4,351,154
Franklin Resources, Inc.
  3.700% 04/15/2008                                3,823,000           3,764,019
General American
  Transportation Corp.
  8.625% 12/01/2004                                  319,000             327,194
General Mills, Inc.
  2.625% 10/24/2006                               15,682,000          15,343,833
General Mills, Inc.
  8.900% 06/15/2006                                1,821,000           2,013,744
General Motors
  Acceptance Corp.
  5.625% 05/15/2009                                1,030,000           1,027,936
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                8,045,000           8,401,426

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
General Motors
  Acceptance Corp.**
  6.875% 09/15/2011                         $      4,046,000    $      4,148,352
General Motors Corp.
  8.375% 07/15/2033                                2,808,000           2,972,246
Glencore Funding LLC++
  6.000% 04/15/2014                                3,500,000           3,246,390
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                3,480,000           3,848,334
Harrah's Operating
  Co., Inc.++
  5.500% 07/01/2010                                1,740,000           1,748,714
HCA, Inc.
  6.950% 05/01/2012                                3,835,000           4,001,155
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                1,618,000           1,739,378
Hershey Foods Corp.**
  7.200% 08/15/2027                                4,289,000           4,892,377
Hilton Hotels Corp.
  7.000% 07/15/2004                                1,214,000           1,214,000
Household Finance Corp.
  4.125% 12/15/2008                                3,813,000           3,758,547
Household Finance Corp.
  6.375% 10/15/2011                                  732,000             781,342
Humana, Inc.**
  7.250% 08/01/2006                                4,046,000           4,337,162
IBM Canada Credit
  Services Corp.++
  3.750% 11/30/2007                                1,214,000           1,224,775
ICI Wilmington, Inc.
  7.050% 09/15/2007                                1,618,000           1,731,834
Idex Corp.
  6.875% 02/15/2008                                3,581,000           3,838,026
International Flavors &
  Fragrances, Inc.
  6.450% 05/15/2006                                3,034,000           3,205,530
International
  Game Technology
  8.375% 05/15/2009                                2,537,000           2,984,626
Interpool, Inc.
  7.350% 08/01/2007                                1,618,000           1,573,505
iStar Financial, Inc.++
  5.700% 03/01/2014                                1,475,000           1,384,490
iStar Financial, Inc.
  Series B
  4.875% 01/15/2009                                  770,000             745,586
Jefferies Group, Inc.
  7.500% 08/15/2007                                2,003,000           2,219,334
Jones Apparel
  Group, Inc.
  7.875% 06/15/2006                                2,428,000           2,629,364
JP Morgan Chase & Co.
  3.125% 12/11/2006                                5,308,000           5,284,953
Kellwood Co.
  7.625% 10/15/2017                         $      2,610,000    $      2,771,447
Kennametal, Inc.
  7.200% 06/15/2012                                3,840,000           4,061,257
Kern River
  Funding Corp.++
  4.893% 04/30/2018                                3,976,528           3,853,852
KeySpan Corp.**
  6.150% 06/01/2006                                4,046,000           4,261,575
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                  525,000             579,622
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                3,040,000           3,427,378
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                3,593,000           3,738,940
The Kroger Co.
  6.750% 04/15/2012                                4,264,000           4,619,323
Lafarge Corp.
  6.375% 07/15/2005                                1,618,000           1,672,671
Leucadia National Corp.
  7.000% 08/15/2013                                2,150,000           2,125,813
Leucadia National Corp.+
  7.750% 08/15/2013                                2,023,000           2,103,920
Liberty Media Corp.
  3.500% 09/25/2006                               10,475,000          10,455,988
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                5,571,000           6,067,955
Masco Corp.
  6.750% 03/15/2006                                4,046,000           4,285,550
MCI, Inc.
  5.908% 05/01/2007                                  447,000             433,590
MCI, Inc.
  6.688% 05/01/2009                                  447,000             413,475
MCI, Inc.
  7.735% 05/01/2014                                  382,000             341,890
Meritor Automotive, Inc.
  6.800% 02/15/2009                                3,000,000           3,052,500
Merrill Lynch & Co., Inc.
  2.940% 01/30/2006                               15,419,000          15,494,353
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                5,745,000           5,541,581
Miller (Herman), Inc.
  7.125% 03/15/2011                                2,428,000           2,520,665
Millipore Corp.
  7.500% 04/01/2007                                3,034,000           3,231,453
Mobil Corp.**
  8.625% 08/15/2021                                3,641,000           4,789,950
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                         $      1,760,000    $      1,952,824
Monongahela
  Power Co.++
  6.700% 06/15/2014                                1,825,000           1,842,416
Motorola, Inc.
  6.750% 02/01/2006                                2,428,000           2,553,190
National Rural
  Utilities Cooperative
  Finance Corp.
  3.250% 10/01/2007                                1,274,000           1,248,850
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000% 03/01/2032                                3,784,000           4,670,849
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                1,618,000           1,535,890
News America
  Holdings, Inc.
  9.250% 02/01/2013                                2,428,000           3,046,555
News America, Inc.
  6.750% 01/09/2038                                1,618,000           1,769,045
Nisource Finance Corp.
  3.200% 11/01/2006                                2,213,000           2,187,849
Nortel Networks Limited
  6.125% 02/15/2006                                  842,000             846,210
North Finance
  (Bermuda) Limited++
  7.000% 09/15/2005                                1,618,000           1,678,285
Northern Natural
  Gas Co.++
  7.000% 06/01/2011                                  809,000             890,187
Nova Chemicals Corp.
  6.500% 01/15/2012                                1,345,000           1,324,825
Oak Hill Securities
  Fund II++
  8.920% 10/15/2006                                2,270,000           2,355,163
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.++
  7.125% 06/15/2014                                1,985,000           2,014,775
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                2,540,000           2,389,012
Park Place
  Entertainment Corp.
  7.000% 04/15/2013                                1,618,000           1,630,135
Park Place
  Entertainment Corp.
  7.500% 09/01/2009                                1,760,000           1,852,400
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                  445,000             482,825

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Piedmont Natural Gas Co.
  Series E
  6.000% 12/19/2033                         $      1,667,000    $      1,622,248
Plains All American
  Pipeline LP++
  5.625% 12/15/2013                                2,405,000           2,282,973
Precision Castparts Corp.
  5.600% 12/15/2013                                1,821,000           1,772,825
Precision Castparts Corp.
  8.750% 03/15/2005                                4,006,000           4,115,704
Procter & Gamble Co.
  5.500% 02/01/2034                                3,030,000           2,861,232
PSEG Power LLC
  5.500% 12/01/2015                                2,913,000           2,782,897
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                3,107,000           2,438,995
Qwest Corp.++
  9.125% 03/15/2012                                1,987,000           2,145,960
Raytheon Co.
  6.500% 07/15/2005                                2,428,000           2,513,337
Reliant Energy
  Resources Corp.
  Series B
  8.125% 07/15/2005                                3,844,000           4,037,749
Republic Services, Inc.
  7.125% 05/15/2009                                3,034,000           3,369,793
Rogers Cable, Inc.
  5.500% 03/15/2014                                2,000,000           1,767,122
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                1,700,000           1,564,000
Ryder System, Inc.
  6.600% 11/15/2005                                3,075,000           3,211,367
Simon Property Group LP
  6.875% 11/15/2006                                1,214,000           1,286,013
Simon Property Group LP
  7.375% 01/20/2006                                3,115,000           3,323,973
SLM Corp.
  5.000% 10/01/2013                                8,240,000           7,956,989
SLM Corp.
  5.625% 08/01/2033                                2,875,000           2,592,017
Sony Capital Corp.++
  4.950% 11/01/2006                                2,674,000           2,769,288
Sprint Capital Corp.
  6.900% 05/01/2019                                3,118,000           3,136,571
Sprint Capital Corp.
  7.125% 01/30/2006                                  809,000             856,124
Sprint Capital Corp.
  8.375% 03/15/2012                                1,497,000           1,720,546
Steelcase, Inc.
  6.375% 11/15/2006                                5,453,000           5,619,186
SuperValu, Inc.**
  7.875% 08/01/2009                                5,664,000           6,397,426
TCI Communications, Inc.
  6.875% 02/15/2006                         $      1,134,000    $      1,197,699
Temple-Inland, Inc.
  Series MTND**
  8.125% 12/15/2006                                4,305,000           4,618,055
Tenet Healthcare Corp.
  6.375% 12/01/2011                                  503,000             440,125
Tenet Healthcare Corp.
  6.500% 06/01/2012                                1,570,000           1,365,900
Textron Financial Corp.
  Series E
  2.690% 10/03/2006                                4,034,000           3,971,675
Thomas & Betts Corp.
  6.500% 01/15/2006                                1,600,000           1,660,413
The Thomson Corp.
  6.200% 01/05/2012                                2,144,000           2,285,708
Time Warner
  Companies, Inc.
  7.750% 06/15/2005                                2,266,000           2,360,436
Timken Co.
  5.750% 02/15/2010                                  540,000             541,132
Timken Co. Series A
  6.750% 08/21/2006                                2,343,000           2,444,578
Toro Co.
  7.800% 06/15/2027                                3,473,000           3,729,582
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                5,794,000           5,709,767
Trains 5-2002++
  5.936% 01/25/2007                                3,680,392           3,858,854
Trains 10-2002++ +++
  0.000% 01/15/2012                                3,547,728           3,877,241
TransAlta Corp.
  5.750% 12/15/2013                                4,847,000           4,799,218
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                2,180,000           2,630,665
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class A++
  6.040% 01/31/2018                                2,164,000           2,165,017
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class B++
  7.144% 07/31/2033                                2,403,000           2,494,506
TTX Co.++
  4.500% 12/15/2010                                5,260,000           5,012,801
Tyco International
  Group SA
  6.375% 02/15/2006                                3,415,000           3,585,429
Tyco International
  Group SA
  6.375% 10/15/2011                                2,480,000           2,638,177
Tyco International
  Group SA
  6.875% 01/15/2029                         $      5,191,000    $      5,434,510
United Air Lines, Inc.
  Series 91B* +++
  10.110% 02/19/2006                                 501,793             185,663
United Rentals
  North America, Inc.
  6.500% 02/15/2012                                3,065,000           2,896,425
US Airways,
  Inc. Cl. B* +++
  7.500% 04/15/2008                                1,087,971                   -
USA Interactive
  7.000% 01/15/2013                                4,195,000           4,523,892
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                2,780,000           3,122,440
Verizon Global Funding
  Corp. Series MTNA**
  7.600% 03/15/2007                                4,046,000           4,458,324
VF Corp.
  8.100% 10/01/2005                                1,416,000           1,507,096
Vodafone Group PLC
  5.375% 01/30/2015                                  558,000             549,504
Vulcan Materials Co.
  6.000% 04/01/2009                                3,237,000           3,467,050
The Walt Disney Co.
  6.750% 03/30/2006                                3,111,000           3,295,436
Washington Mutual, Inc.
  2.400% 11/03/2005                                7,505,000           7,452,878
Westvaco Corp.
  7.650% 03/15/2027                                2,250,000           2,539,170
Westvaco Corp.
  8.400% 06/01/2007                                  785,000             876,901
Weyerhaeuser Co.
  5.500% 03/15/2005                                2,409,000           2,459,943
Weyerhaeuser Co.
  5.950% 11/01/2008                                3,237,000           3,416,530
Williams Gas Pipelines
  Central, Inc.++
  7.375% 11/15/2006                                2,225,000           2,377,969
WPP Finance
  (USA) Corp.
  6.625% 07/15/2005                                2,650,000           2,697,157
XTO Energy, Inc.
  4.900% 02/01/2014                                4,100,000           3,860,437
York International Corp.
  6.625% 08/15/2006                                1,942,000           2,061,583
                                                                ----------------

TOTAL CORPORATE DEBT
(COST $679,577,753)                                                  687,859,964
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 9.2%

COLLATERALIZED MORTGAGE OBLIGATIONS
ABN AMRO Mortgage
  Corp. Series 2003-12,
  Class 1A
  5.000% 12/25/2033                         $      8,468,243    $      8,085,544
Asset Securitization
  Corp. Series 1995-MD4,
  Class A1**
  7.100% 08/13/2029                                1,118,796           1,171,712
Bank of America Large
  Loan Series 2001-FMA,
  Class A2++
  6.490% 12/13/2016                                1,537,000           1,649,849
Countrywide Home
  Loans, Inc.
  Series 2003-42,
  Class 1A1
  3.829% 09/25/2033                                4,410,220           4,395,484
Countrywide Home
  Loans, Inc.
  Series 2004-23,
  Class 1A1
  4.445% 02/25/2034                                4,391,742           4,414,849
CS First Boston
  Mortgage Securities
  Corp. Series 1998-C2,
  Class A1
  5.960% 11/11/2030                                1,202,144           1,243,329
CS First Boston
  Mortgage Securities
  Corp. Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                5,800,000           5,824,265
CS First Boston
  Mortgage Securities
  Corp. Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                5,403,524           5,286,517
GMAC Mortgage Corp.
  Loan Trust
  Series 2001-J5,
  Class A7
  6.750% 11/25/2031                                1,244,582           1,244,582
GSR Mortgage Loan
  Trust Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                  497,789             500,243
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.820% 06/30/2034                               10,650,000          10,769,813
MASTR Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                         $      1,252,510    $      1,283,626
MASTR Asset
  Securitization Trust
  Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                               13,150,126          12,555,774
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                1,157,108           1,191,821
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4,
  Class IA
  4.317% 07/25/2033                                2,841,686           2,858,766
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1,
  Class IA
  4.216% 02/25/2034                                2,274,366           2,282,632
Morgan Stanley Dean
  Witter Capital I
  Series 2001-280,
  Class A1++
  6.148% 02/03/2011                                2,429,625           2,578,434
Morgan Stanley
  Mortgage Loan Trust
  Series 2004-2AR,
  Class PT3
  5.248% 02/25/2034                                1,267,317           1,286,308
Residential Accredit
  Loans, Inc.
  Series 1996-QS5,
  Class M2
  8.000% 09/25/2026                                1,514,998           1,514,998
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1++
  5.323% 02/18/2034                                2,141,670           2,172,862
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B++
  6.920% 02/03/2014                                2,428,000           2,661,460
Structured Adjustable
  Rate Mortgage Loan
  Trust Series 2004-2,
  Class 2A
  5.095% 03/25/2034                                9,463,155           9,554,570
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                  266,237             270,355
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                         $      3,989,324    $      4,059,137
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                8,887,880           8,742,341
Vendee Mortgage
  Trust Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                2,521,401           2,657,353
Washington Mutual
  MSC Mortgage
  Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                               10,257,297          10,617,001
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                               15,802,759          15,088,586
Washington Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.574% 04/25/2044                               11,365,669          11,396,520
                                                                ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $138,749,099)                                                  137,358,731
                                                                ----------------

SOVEREIGN DEBT OBLIGATIONS -- 0.5%
Chile Government
  International Bond
  5.500% 01/15/2013                                2,355,000           2,361,123
Republic of South Africa
  6.500% 06/02/2014                                3,300,000           3,333,000
United Mexican States
  8.300% 08/15/2031                                2,023,000           2,119,093
                                                                ----------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $7,716,240)                                                      7,813,216
                                                                ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 10.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 3.9%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
FHLMC
  Series 1337, Class D
  6.000% 08/15/2007                                  163,252             167,083

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
FHLMC
  Series 2178, Class PB
  7.000% 08/15/2029                         $      4,532,000    $      4,786,331
FHLMC
  Series W067, Class A
  6.420% 12/01/2005                                  577,729             602,802
                                                                ----------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                   5,556,216
                                                                ----------------

PASS-THROUGH SECURITIES -- 3.5%
FHLMC
  5.500% 06/01/2033                                9,828,395           9,825,708
FHLMC
  6.000% 06/01/2016-
         02/01/2018                                2,133,449           2,227,038
FHLMC
  6.500% 05/01/2016-
         07/01/2017                                3,545,476           3,751,926
FHLMC
  6.625% 09/15/2009                               24,915,000          27,563,818
FHLMC
  7.000% 07/01/2029-
         10/01/2031                                3,797,607           4,015,656
FHLMC
  7.500% 06/01/2015-
         01/01/2031                                2,044,626           2,206,261
FHLMC
  8.000% 03/01/2015-
         08/01/2015                                2,241,212           2,368,855
FHLMC
  8.250% 05/01/2017                                  207,578             221,782
FHLMC
  8.500% 11/01/2025                                  325,423             352,614
FHLMC
  9.000% 03/01/2017                                   26,371              28,492
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         52,562,150
                                                                ----------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                   58,118,366
                                                                ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 1.0%
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 0.2%
FNMA Series 1989-20,
  Class A
  6.750% 04/25/2018                                2,449,258           2,589,686
                                                                ----------------
PASS-THROUGH SECURITIES -- 0.8%
FNMA
  5.500% 11/01/2016                                        3                   3
FNMA
  6.420% 11/01/2008                                4,793,371           5,162,408
FNMA
  6.500% 05/01/2017                                1,727,572           1,828,122
FNMA
  7.000% 07/01/2032                         $        822,318    $        869,408
FNMA
  7.500% 06/01/2031-
         10/01/2031                                1,001,216           1,076,542
FNMA
  8.000% 05/01/2013-
         09/01/2031                                2,849,045           3,096,353
FNMA
  8.500% 08/01/2026                                  422,718             457,400
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         12,490,236
                                                                ----------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                    15,079,922
                                                                ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 5.5%
PASS-THROUGH SECURITIES
GNMA
  5.000% 06/15/2033-
         01/15/2034                               57,368,752          55,820,991
GNMA
  6.000% 08/15/2028-
         02/15/2032                                9,586,379           9,873,370
GNMA
  6.500% 09/15/2023-
         11/15/2028                                4,774,721           5,021,531
GNMA
  7.000% 08/15/2023-
         08/15/2032                                6,086,546           6,483,359
GNMA
  7.250% 07/20/2021-
         07/20/2022                                2,539,005           2,713,264
GNMA
  7.500% 01/15/2017-
         06/15/2017                                  812,118             877,501
GNMA
  8.000% 11/15/2005-
         11/15/2030                                1,483,734           1,627,281
GNMA
  9.000% 12/15/2004-
         10/15/2009                                    7,985               8,463
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         82,425,760
                                                                ----------------

OTHER AGENCIES -- 0.1%
PASS-THROUGH SECURITIES
New Valley
  Generation IV
  4.687% 01/15/2022                                2,110,391           1,951,124
                                                                ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $157,803,216)                                                  157,575,172
                                                                ----------------
U.S. TREASURY OBLIGATIONS -- 17.4%
U.S. TREASURY BONDS -- 4.6%
U.S. Treasury Bond+
  6.125% 11/15/2027                         $     12,947,000    $     14,193,149
U.S. Treasury Bond+
  6.125% 08/15/2029                                7,886,000           8,675,832
U.S. Treasury Bond+
  6.875% 08/15/2025                                6,555,000           7,798,402
U.S. Treasury Bond**
  7.125% 02/15/2023                                3,520,000           4,268,000
U.S. Treasury Bond**
  7.500% 11/15/2016                                8,092,000           9,978,448
U.S. Treasury Bond**
  8.875% 08/15/2017                               17,641,000          24,179,196
                                                                ----------------

TOTAL U.S. TREASURY BONDS                                             69,093,027
                                                                ----------------

U.S. TREASURY NOTES -- 12.8%
U.S. Treasury Note+
  3.375% 11/15/2008                              144,109,000         142,577,842
U.S. Treasury Note+
  3.875% 02/15/2013                               38,147,000          36,484,027
U.S. Treasury Note+
  5.000% 08/15/2011                               12,750,000          13,315,781
                                                                ----------------

TOTAL U.S. TREASURY NOTES                                            192,377,650
                                                                ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $260,234,377)                                                  261,470,677
                                                                ----------------

TOTAL BONDS & NOTES
(COST $1,283,189,914)                                              1,291,053,481
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $1,286,052,814)                                              1,293,618,147
                                                                ----------------

SHORT-TERM INVESTMENTS -- 26.9%

CASH EQUIVALENTS -- 14.2%***
American AAdvantage
  Select Money
  Market Fund                                      5,713,009           5,713,009
Bank of America
  Bank Note
  1.500% 07/21/2004                                7,855,387           7,855,387
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                7,141,260           7,141,260
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                1,856,729           1,856,729

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                         $      5,974,125    $      5,974,125
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                5,713,008           5,713,008
BGIF Prime Money
  Market Fund                                     10,997,541          10,997,541
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                3,570,630           3,570,630
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  714,126             714,126
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                               14,282,520          14,282,520
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                               11,426,016          11,426,016
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                5,713,008           5,713,008
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                5,205,979           5,205,979
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                4,284,756           4,284,756
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                2,142,378           2,142,378
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                2,142,378           2,142,378
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                2,142,378           2,142,378
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                9,997,764           9,997,764
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                2,856,504           2,856,504
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                         $      2,142,378    $      2,142,378
General Electric
  Capital Corp.
  1.201% 07/19/2004                                3,570,630           3,570,630
General Electric
  Capital Corp.
  1.211% 07/21/2004                                3,574,760           3,574,760
General Electric
  Capital Corp.
  1.211% 07/22/2004                                2,135,177           2,135,177
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  706,866             706,866
General Electric
  Capital Corp.
  1.231% 07/26/2004                                3,562,822           3,562,822
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                3,570,630           3,570,630
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                4,284,756           4,284,756
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                2,142,378           2,142,378
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                               11,426,016          11,426,016
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      5,161,845           5,161,845
Merrimac Cash Fund,
  Premium Class                                   22,852,033          22,852,033
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                7,426,911           7,426,911
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                2,142,378           2,142,378
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                7,141,260           7,141,260
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                         $      7,141,260    $      7,141,260
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                3,570,630           3,570,630
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                2,142,378           2,142,378
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                3,570,630           3,570,630
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                4,284,756           4,284,756
                                                                ----------------
                                                                     212,279,990
                                                                ----------------
COMMERCIAL PAPER -- 12.7%
Alcoa, Inc.
  1.130% 07/09/2004                                2,370,000           2,369,405
Alcoa, Inc.
  1.370% 08/05/2004                                9,950,000           9,936,747
Autoliv ASP, Inc.++
  1.170% 07/27/2004                                6,040,000           6,034,896
Autoliv ASP, Inc.++
  1.170% 07/28/2004                                9,000,000           8,992,103
Boston
  Scientific Corp.++
  1.130% 07/08/2004                                7,770,000           7,768,293
Boston
  Scientific Corp.++
  1.170% 07/16/2004                                2,550,000           2,548,757
Boston
  Scientific Corp.++
  1.440% 08/30/2004                                7,000,000           6,983,157
British Aero
  North America++
  1.280% 07/13/2004                                4,095,000           4,093,253
British Aero
  North America++
  1.300% 07/12/2004                                6,000,000           5,997,617
Burlington Northern
  Santa Fe Corp.++
  1.170% 07/30/2004                                8,395,000           8,387,088
Campbell Soup Co.
  1.200% 07/15/2004                                5,100,000           5,097,620
Cargill, Inc.++
  1.470% 09/14/2004                                8,700,000           8,673,919

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Countrywide Home
  Loans, Inc.
  1.320% 07/19/2004                         $      1,575,000    $      1,573,961
Dow Jones & Co., Inc.++
  1.280% 08/20/2004                                6,180,000           6,169,013
Elsevier Finance SA++
  1.280% 07/23/2004                                5,200,000           5,195,933
Elsevier Finance SA++
  1.290% 07/19/2004                                3,290,000           3,287,878
Florida Power & Light Co.
  1.200% 07/06/2004                                5,250,000           5,249,125
General Mills, Inc.++
  1.290% 07/26/2004                                8,345,000           8,337,524
ITT Industries, Inc.++
  1.310% 07/29/2004                                8,000,000           7,991,849
John Deere
  Capital Corp.++
  1.140% 07/07/2004                                6,120,000           6,118,837
Kellogg Co.++
  1.110% 07/14/2004                                6,145,000           6,142,537
Kellogg Co.++
  1.600% 09/03/2004                                7,400,000           7,381,027
Kinder Morgan
  Energy Partners LP++
  1.180% 07/06/2004                                3,850,000           3,849,369
L'Oreal USA, Inc.++
  1.300% 08/02/2004                               10,000,000           9,988,444
McCormick &
  Co., Inc.++
  1.170% 08/31/2004                                8,390,000           8,369,482
Sara Lee Corp.++
  1.070% 07/01/2004                                7,326,000           7,326,000
SBC International, Inc.++
  1.230% 07/20/2004                                7,625,000           7,620,050
SBC International, Inc.++
  1.260% 07/22/2004                                7,295,000           7,289,638
VF Corp.
  1.330% 07/21/2004                                7,815,000           7,809,225
Wisconsin Electric
  Power Co.
  1.080% 07/02/2004                                4,305,000           4,304,871
                                                                ----------------
                                                                     190,887,618
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $403,168,897)                                                  403,167,608
                                                                ----------------

TOTAL INVESTMENTS -- 113.1%
(COST $1,689,221,711)****                                          1,696,785,755

OTHER ASSETS/
(LIABILITIES) -- (13.1%)                                            (195,885,521)
                                                                ----------------

NET ASSETS -- 100.0%                                            $  1,500,900,234
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
** All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
***   Represents investments of security lending collateral. (NOTE 2).
****  Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $253,104,980 or 16.9% of net assets.
+++   Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 0.1%

AUTOMOTIVE & PARTS -- 0.1%
General Motors Corp.
  Series B
  Convertible Preferred                                6,250    $        154,438
                                                                ----------------
FINANCIAL SERVICES -- 0.0%
Contifinancial Corp.
  Liquidating Trust                                  114,845               3,445
                                                                ----------------
TELEPHONE UTILITIES -- 0.0%
Global Crossing Limited*                                  12                 187
Manitoba Telecom
  Services, Inc. Cl. B*                                1,909              64,582
MCI, Inc. Escrow shares*                             265,000                   -
                                                                ----------------
                                                                          64,769
                                                                ----------------

TOTAL EQUITIES
(COST $307,464)                                                          222,652
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
BONDS & NOTES -- 93.9%

ASSET BACKED SECURITIES -- 1.4%
Capital Auto Receivables
  Asset Trust
  Series 2003-1,
  Class A2A
  2.270% 01/17/2006                         $        225,000             225,352
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                                  904,236             863,370
Ford Credit Auto Owner
  Trust Series 2003-A,
  Class A3A
  2.200% 07/17/2006                                  250,000             250,234
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970% 03/15/2007                                  521,090             522,393
National City Auto
  Receivables Trust
  Series 2002-A, Class A4
  4.830% 08/15/2009                                  400,000             410,438
New Century Home
  Equity Loan Trust
  Series 1997-NC5,
  Class A6
  6.700% 10/25/2028                                   58,797              59,615
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                         $        416,254    $        432,904
Vanderbilt Mortgage
  and Finance, Inc.
  Series 2002-C,
  Class A2
  4.230% 02/07/2015                                  300,000             301,976
                                                                ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $3,084,854)                                                      3,066,282
                                                                ----------------
CORPORATE DEBT -- 38.9%
Activant Solutions, Inc.
  10.500% 06/15/2011                                 375,000             395,625
Aearo Co. I+
  8.250% 04/15/2012                                  250,000             255,000
AEP Industries, Inc.
  9.875% 11/15/2007                                  325,000             333,125
AES Corp.+
  8.750% 05/15/2013                                  175,000             187,469
AES Corp.+
  9.000% 05/15/2015                                   55,000              58,919
Ahold Finance USA, Inc.
  6.250% 05/01/2009                                  225,000             220,500
Airgas, Inc.
  6.250% 07/15/2014                                  125,000             119,687
Airgas, Inc. Series MTN
  7.750% 09/15/2006                                  105,000             111,300
Alamosa Delaware, Inc.+
  8.500% 01/31/2012                                  275,000             269,500
Alamosa Delaware, Inc.
  11.000% 07/31/2010                                 130,000             141,700
Albertson's, Inc.
  7.500% 02/15/2011                                  250,000             281,724
Allied Waste
  North America, Inc.+
  5.750% 02/15/2011                                   55,000              52,112
American General
  Finance Corp.
  5.875% 07/14/2006                                  175,000             183,750
American Greetings Corp.
  6.100% 08/01/2028                                  545,000             557,262
American Honda
  Finance Corp.+
  3.850% 11/06/2008                                  200,000             196,453
American Media
  Operation, Inc.
  8.875% 01/15/2011                                  425,000             411,187
American Standard, Inc.
  7.625% 02/15/2010                                  100,000             110,000
Ametek, Inc.
  7.200% 07/15/2008                         $        690,000    $        745,366
Anheuser-Busch
  Cos., Inc.
  5.050% 10/15/2016                                  165,000             158,849
Anheuser-Busch
  Cos., Inc.
  6.500% 02/01/2043                                  600,000             628,976
AOL Time Warner, Inc.
  5.625% 05/01/2005                                   50,000              51,225
Appleton Papers, Inc.+
  8.125% 06/15/2011                                  100,000             101,250
Aramark Services, Inc.
  7.000% 07/15/2006                                  200,000             213,093
Aramark Services, Inc.
  8.150% 05/01/2005                                   55,000              57,207
Argo-Tech Corp.+
  9.250% 06/01/2011                                  300,000             309,000
Avnet, Inc.
  8.000% 11/15/2006                                   20,000              21,600
Ball Corp.
  6.875% 12/15/2012                                  200,000             203,000
Bally Total Fitness
  Holding Corp.
  Series D
  9.875% 10/15/2007                                  175,000             145,250
Bausch & Lomb, Inc.
  6.950% 11/15/2007                                  135,000             143,687
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                  385,000             385,456
BCP Caylux Holdings
  Luxembourg SCA+
  9.625% 06/15/2014                                  225,000             233,156
Belo Corp.
  7.125% 06/01/2007                                  558,000             605,462
Blyth, Inc.
  7.900% 10/01/2009                                  655,000             730,379
Boeing Capital Corp.
  5.800% 01/15/2013                                  150,000             154,467
Boeing Capital Corp.
  7.100% 09/27/2005                                   50,000              52,800
Bombardier
  Capital, Inc.+
  7.500% 08/15/2004                                   60,000              60,250
Bombardier, Inc.+
  6.300% 05/01/2014                                  350,000             297,272
Bombardier, Inc.+
  6.750% 05/01/2012                                  200,000             180,485
BP Capital Markets PLC
  2.750% 12/29/2006                                  700,000             691,085

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Briggs & Stratton Corp.
  8.875% 03/15/2011                         $        880,000    $      1,027,400
Buckeye Partners LP
  4.625% 07/15/2013                                  200,000             184,326
Cablevision
  Systems Corp.+
  5.670% 04/01/2009                                  450,000             461,250
Cabot Corp.+
  5.250% 09/01/2013                                  110,000             106,931
Cadmus
  Communications Corp.+
  8.375% 06/15/2014                                  300,000             300,000
Capitol Records, Inc.+
  8.375% 08/15/2009                                  500,000             537,500
CarrAmerica Realty Corp.
  6.625% 03/01/2005                                   70,000              71,605
Caterpillar Financial
  Services Corp.
  3.000% 02/15/2007                                2,000,000           1,975,746
Cendant Corp.
  6.875% 08/15/2006                                   75,000              80,138
CenterPoint Energy, Inc.+
  3.750% 05/15/2023                                   50,000              56,750
Centerpoint Energy, Inc.
  Series B
  6.850% 06/01/2015                                  525,000             533,535
Certegy, Inc.
  4.750% 09/15/2008                                   50,000              50,513
Charter Communications
  Holdings, Inc.
  10.750% 10/01/2009                                 450,000             378,000
Chesapeake Energy Corp.
  6.875% 01/15/2016                                  250,000             243,750
Chesapeake
  Energy Corp.+
  7.500% 06/15/2014                                  175,000             180,250
Cincinnati Bell, Inc.
  8.375% 01/15/2014                                   50,000              44,500
Cinergy Corp.
  6.250% 09/01/2004                                  150,000             151,010
CIT Group, Inc.
  4.125% 02/21/2006                                  275,000             279,707
CIT Group, Inc.
  7.375% 04/02/2007                                   75,000              82,053
CNF, Inc.
  8.875% 05/01/2010                                   85,000              98,583
Collins &
  Aikman Products
  11.500% 04/15/2006                                 500,000             492,500
Colonial Pipeline Co.+
  7.630% 04/15/2032                                   65,000              76,610
Comcast Cable
  Communications, Inc.
  6.375% 01/30/2006                                  140,000             146,587
Comcast Corp.
  5.850% 01/15/2010                         $         50,000    $         52,173
Comcast Corp.
  7.050% 03/15/2033                                1,000,000           1,035,874
Consolidated
  Container Co. LLC+
  0.000% 06/15/2009                                  200,000             152,000
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                   75,000              79,798
Constellation
  Brands, Inc.
  8.125% 01/15/2012                                  200,000             213,000
Crane Co.
  5.500% 09/15/2013                                   50,000              49,817
CSC Holdings, Inc.
  7.625% 04/01/2011                                  300,000             300,750
CSC Holdings, Inc.
  Series B
  8.125% 08/15/2009                                  100,000             104,000
CSX Corp.
  6.250% 10/15/2008                                  250,000             266,721
DaimlerChrysler NA Holding Corp.
  4.050% 06/04/2008                                  100,000              98,052
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                                  150,000             151,036
Del Monte Corp.
  8.625% 12/15/2012                                   25,000              26,937
Delhaize America, Inc.
  9.000% 04/15/2031                                  355,000             390,328
Delta Air Lines, Inc.
  10.000% 08/15/2008                                 250,000             138,750
Deutsche Telekom
  International
  Finance BV
  8.250% 06/15/2005                                  200,000             210,285
Diageo Finance BV
  3.000% 12/15/2006                                2,000,000           1,978,560
Dollar Financial
  Group, Inc.
  9.750% 11/15/2011                                  200,000             209,000
Dominion
  Resources, Inc.
  2.800% 02/15/2005                                  450,000             451,399
Dominion
  Resources, Inc.
  7.820% 09/15/2004                                  120,000             121,351
Domino's, Inc.
  8.250% 07/01/2011                                  125,000             132,500
Duke Energy Corp.
  1.750% 05/15/2023                                  100,000             100,750
Duke Energy
  Field Services Corp.
  7.875% 08/16/2010                         $        255,000    $        290,615
Dunlop Standard
  Aerospace
  Holdings PLC+
  11.875% 05/15/2009                                 200,000             212,500
Ecolab, Inc.
  6.875% 02/01/2011                                  135,000             148,657
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                                  245,000             233,997
Elgin National Industries,
  Inc. Series B
  11.000% 11/01/2007                                 125,000              94,062
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                  425,000             401,869
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                  140,000             149,801
Equifax, Inc.
  4.950% 11/01/2007                                  625,000             644,891
ERAC USA Finance Co.+
  6.700% 06/01/2034                                  675,000             675,954
ERAC USA Finance Co.+
  6.800% 02/15/2008                                  100,000             108,374
Exco Resources, Inc.
  7.250% 01/15/2011                                  275,000             279,125
Fairpoint
  Communications, Inc.
  11.875% 03/01/2010                                 175,000             199,938
FedEx Corp.+
  1.390% 04/01/2005                                  275,000             275,321
FedEx Corp.
  6.875% 02/15/2006                                  150,000             158,871
First Industrial LP
  7.600% 05/15/2007                                  175,000             191,879
Fiserv, Inc.
  4.000% 04/15/2008                                  100,000              99,228
Flextronics
  International Limited
  6.500% 05/15/2013                                  250,000             243,750
Ford Motor Co.
  6.375% 02/01/2029                                  140,000             118,316
Ford Motor Credit Co.
  5.625% 10/01/2008                                  575,000             580,000
Ford Motor Credit Co.
  7.000% 10/01/2013                                1,595,000           1,610,098
Ford Motor Credit Co.
  7.375% 10/28/2009                                  100,000             106,723
Foster's Finance Corp.+
  6.875% 06/15/2011                                  430,000             472,025
France Telecom SA
  9.500% 03/01/2031                                  275,000             345,131

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Franklin Resources, Inc.
  3.700% 04/15/2008                         $        175,000    $        172,300
GenCorp, Inc.
  9.500% 08/15/2013                                  150,000             156,000
General American
  Transportation Corp.
  8.625% 12/01/2004                                   35,000              35,899
General Electric
  Capital Corp.
  4.250% 12/01/2010                                  270,000             262,493
General Mills, Inc.
  2.625% 10/24/2006                                  800,000             782,749
General Motors
  Acceptance Corp.
  5.625% 05/15/2009                                1,000,000             997,996
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                  400,000             417,722
General Motors Corp.
  7.200% 01/15/2011                                  150,000             157,169
General Motors Corp.
  8.375% 07/15/2033                                  120,000             127,019
General Nutrition
  Centers, Inc.+
  8.500% 12/01/2010                                  275,000             285,312
Georgia Gulf Corp.+
  7.125% 12/15/2013                                  175,000             177,187
Georgia Gulf Corp.
  7.625% 11/15/2005                                  110,000             115,500
GFSI, Inc.
  9.625% 03/01/2007                                  850,000             816,000
Glencore Funding LLC+
  6.000% 04/15/2014                                  450,000             417,393
Global Crossing
  Holdings Limited
  0.000% 11/15/2009                                  100,000               9,750
Goldman Sachs
  Group, Inc.
  5.150% 01/15/2014                                1,575,000           1,512,501
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                  100,000             110,584
Great Lakes Dredge &
  Dock Corp.
  7.750% 12/15/2013                                  100,000              84,500
Harrah's Operating
  Co., Inc.+
  5.500% 07/01/2010                                  250,000             251,252
HCA, Inc.
  6.950% 05/01/2012                                  400,000             417,330
HCA, Inc.
  7.500% 11/06/2033                                  200,000             196,940
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                   50,000              53,751
Hercules, Inc.
  11.125% 11/15/2007                        $         60,000    $         70,200
Hershey Foods Corp.
  7.200% 08/15/2027                                  160,000             182,509
Hilton Hotels Corp.
  7.950% 04/15/2007                                  160,000             172,800
Home Depot
  Exchangeable Trust+
  1.000% 02/14/2006                                  100,000              96,625
Host Marriott LP
  Series E
  8.375% 02/15/2006                                  100,000             105,500
Houghton Mifflin Co.
  8.250% 02/01/2011                                  100,000             100,000
Household Finance Corp.
  4.125% 12/15/2008                                  375,000             369,645
Household Finance Corp.
  6.375% 10/15/2011                                  180,000             192,133
Humana, Inc.
  7.250% 08/01/2006                                  100,000             107,196
Huntsman LLC
  11.625% 10/15/2010                                 350,000             386,750
Idex Corp.
  6.875% 02/15/2008                                  135,000             144,690
Imax Corp.+
  9.625% 12/01/2010                                  250,000             234,375
Indianapolis
  Power & Light+
  6.300% 07/01/2013                                  175,000             179,618
Insight Midwest
  LP/Insight Capital, Inc.
  9.750% 10/01/2009                                  125,000             131,875
Instron Corp.
  13.250% 09/15/2009                                 550,000             566,500
International Flavors &
  Fragrances, Inc.
  6.450% 05/15/2006                                  125,000             132,067
International
  Game Technology
  8.375% 05/15/2009                                   95,000             111,762
International Paper Co.
  5.500% 01/15/2014                                  750,000             734,227
Interpool, Inc.
  7.350% 08/01/2007                                  200,000             194,500
Intrawest Corp.
  7.500% 10/15/2013                                  250,000             244,375
iStar Financial, Inc.+
  5.700% 03/01/2014                                  170,000             159,568
iStar Financial,
  Inc. Series B
  4.875% 01/15/2009                                   85,000              82,305
Jefferies Group, Inc.
  7.500% 08/15/2007                                  160,000             177,281
JP Morgan Chase & Co.
  3.125% 12/11/2006                         $      1,500,000    $      1,493,487
K2, Inc.+
  7.375% 07/01/2014                                  175,000             178,063
Kansas City Southern
  Railway
  9.500% 10/01/2008                                  125,000             135,781
Kellwood Co.
  7.625% 10/15/2017                                  385,000             408,815
Kennametal, Inc.
  7.200% 06/15/2012                                  600,000             634,571
Kern River
  Funding Corp.+
  4.893% 04/30/2018                                  166,841             161,694
Keystone Automotive
  Operations, Inc.+
  9.750% 11/01/2013                                  150,000             160,500
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                  130,000             146,566
Kinder Morgan
  Energy Partners LP
  5.350% 08/15/2007                                  150,000             156,093
Koppers, Inc.
  9.875% 10/15/2013                                  150,000             164,250
The Kroger Co.
  6.750% 04/15/2012                                  600,000             649,999
The Kroger Co.
  7.650% 04/15/2007                                  250,000             275,071
Land O' Lakes, Inc.
  8.750% 11/15/2011                                  150,000             138,000
Land O' Lakes, Inc.+
  9.000% 12/15/2010                                  250,000             260,313
Lear Corp.
  8.110% 05/15/2009                                  150,000             170,857
Leucadia National Corp.
  7.000% 08/15/2013                                  235,000             232,356
Leucadia National Corp.
  7.750% 08/15/2013                                  300,000             312,000
Liberty Media Corp.
  3.500% 09/25/2006                                  555,000             553,993
LodgeNet
  Entertainment Corp.
  9.500% 06/15/2013                                  100,000             109,250
Lyondell Chemical Co.
  9.500% 12/15/2008                                  300,000             313,062
Mail Well I Corp.+
  7.875% 12/01/2013                                  350,000             318,500
Mail-Well, Inc.
  9.625% 03/15/2012                                  100,000             107,500
Majestic Star Casino
  LLC/ Majestic Star
  Casino Capital
  9.500% 10/15/2010                                  250,000             251,250

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Manitowoc Co., Inc.
  7.125% 11/01/2013                         $         65,000    $         65,000
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                  650,000             707,983
Masco Corp.
  6.750% 03/15/2006                                  155,000             164,177
MCI, Inc.
  5.908% 05/01/2007                                   15,000              14,550
MCI, Inc.
  6.688% 05/01/2009                                   14,999              13,874
MCI, Inc.
  7.735% 05/01/2014                                  214,000             191,530
Mediacom
  LLC/Mediacom
  Capital Corp.
  8.500% 04/15/2008                                  350,000             351,750
Merrill Lynch & Co., Inc.
  4.125% 01/15/2009                                  775,000             764,433
Metaldyne Corp.+
  10.000% 11/01/2013                                  50,000              49,000
Metaldyne Corp.
  11.000% 06/15/2012                                 250,000             212,500
MGM Mirage, Inc.
  6.000% 10/01/2009                                  200,000             196,000
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                  640,000             617,339
Millipore Corp.
  7.500% 04/01/2007                                  500,000             532,540
Mohawk Industries,
  Inc. Series D
  7.200% 04/15/2012                                  290,000             321,772
Monongahela
  Power Co.+
  6.700% 06/15/2014                                  275,000             277,624
Mrs. Fields Famous
  Brands LLC/Mrs. Fields
  Financing Co., Inc.+
  11.500% 03/15/2011                                 250,000             240,000
MSX International, Inc.
  11.000% 10/15/2007                                 100,000              97,000
MSX International, Inc.
  11.375% 01/15/2008                                 400,000             310,000
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                  165,000             203,671
National Wine And
  Spirits, Inc.
  10.125% 01/15/2009                                 400,000             372,000
Navistar
  International Corp.
  7.500% 06/15/2011                                  150,000             153,750
New ASAT Finance
  Limited+
  9.250% 02/01/2011                         $        100,000    $         99,000
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                   75,000              71,194
News America, Inc.
  Zero Coupon+
  0.000% 02/28/2021                                  100,000              56,875
Nextel
  Communications, Inc.
  7.375% 08/01/2015                                  200,000             202,000
Nextel Partners, Inc.
  11.000% 03/15/2010                                 150,000             167,250
Niagara Mohawk
  Power Corp. Series G
  7.750% 10/01/2008                                  150,000             168,849
Nisource Finance Corp.
  3.200% 11/01/2006                                  135,000             133,466
Norfolk Southern Corp.
  7.250% 02/15/2031                                  140,000             153,644
North American
  Energy Partners, Inc.+
  8.750% 12/01/2011                                  125,000             123,750
Northwest Airlines Corp.
  7.875% 03/15/2008                                  250,000             176,250
Nova Chemicals Corp.
  6.500% 01/15/2012                                   50,000              49,250
Nova Chemicals Corp.
  7.000% 05/15/2006                                  200,000             209,000
NRG Energy, Inc.+
  8.000% 12/15/2013                                  300,000             303,000
OED Corp./
  DIAMOND JO LLC+
  8.750% 04/15/2012                                  400,000             391,000
OM Group, Inc.
  9.250% 12/15/2011                                  200,000             205,000
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.+
  7.125% 06/15/2014                                  275,000             279,125
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                  350,000             329,195
Packaging Corp. of America
  5.750% 08/01/2013                                  175,000             173,531
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                   80,000              86,800
Park Place
  Entertainment Corp.
  8.875% 09/15/2008                                  100,000             108,500
Petroleos
  Mexicanos Series P
  9.500% 09/15/2027                                  125,000             142,500
Piedmont Natural
  Gas Co. Series E
  6.000% 12/19/2033                         $        175,000    $        170,302
Pinnacle Foods
  Holding Corp.+
  8.250% 12/01/2013                                  100,000              96,500
Plains All American
  Pipeline LP+
  5.625% 12/15/2013                                  335,000             318,002
Precision Castparts Corp.
  5.600% 12/15/2013                                  875,000             851,852
Precision Castparts Corp.
  8.750% 03/15/2005                                  100,000             102,739
Premier Entertainment
  Biloxi LLC+
  10.750% 02/01/2012                                 100,000             105,000
Primedia, Inc.+
  6.615% 05/15/2010                                  200,000             202,750
Procter & Gamble Co.
  5.500% 02/01/2034                                  330,000             311,619
PSEG Energy
  Holdings, Inc.
  8.625% 02/15/2008                                  150,000             161,250
PSEG Power LLC
  5.500% 12/01/2015                                  200,000             191,067
Quintiles
  Transnational Corp.
  10.000% 10/01/2013                                 350,000             346,500
Qwest Capital
  Funding, Inc.
  7.000% 08/03/2009                                  250,000             219,375
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                   70,000              54,950
Qwest Corp.+
  9.125% 03/15/2012                                   70,000              75,600
Rayovac Corp.
  8.500% 10/01/2013                                   50,000              52,500
Raytheon Co.
  6.500% 07/15/2005                                  250,000             258,787
Rent-A-Center, Inc.
  7.500% 05/01/2010                                  150,000             153,750
Rent-Way, Inc.
  11.875% 06/15/2010                                 175,000             192,062
River Rock
  Entertainment Authority
  9.750% 11/01/2011                                  125,000             136,250
Rogers Cable, Inc.
  5.500% 03/15/2014                                  275,000             242,979
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                  200,000             184,000
Ryder System, Inc.
  6.600% 11/15/2005                                  500,000             522,173

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Sea Containers Limited
  10.500% 05/15/2012                        $        200,000    $        200,750
Servicemaster Co.
  8.450% 04/15/2005                                   61,000              62,702
Ship Finance
  International Limited+
  8.500% 12/15/2013                                  600,000             579,000
Simon Property
  Group LP
  6.875% 11/15/2006                                  175,000             185,381
Simon Property
  Group LP
  7.375% 01/20/2006                                  100,000             106,709
Six Flags, Inc.+
  9.625% 06/01/2014                                  125,000             124,375
Six Flags, Inc.
  9.750% 04/15/2013                                  100,000             100,500
SLM Corp.
  5.625% 08/01/2033                                  325,000             293,011
Smithfield Foods,
  Inc. Series B
  7.750% 05/15/2013                                  200,000             210,000
Sonat, Inc.
  7.625% 07/15/2011                                  225,000             200,812
Sony Capital Corp.+
  4.950% 11/01/2006                                   75,000              77,673
Special Devices,
  Inc. Series B
  11.375% 12/15/2008                                 800,000             768,000
Sprint Capital Corp.
  6.900% 05/01/2019                                  500,000             502,978
Sprint Capital Corp.
  7.900% 03/15/2005                                  125,000             129,575
Sprint Capital Corp.
  8.375% 03/15/2012                                  130,000             149,413
SPX Corp.
  6.250% 06/15/2011                                  125,000             121,563
Steelcase, Inc.
  6.375% 11/15/2006                                  625,000             644,048
SuperValu, Inc.
  7.500% 05/15/2012                                  100,000             112,110
SuperValu, Inc.
  7.875% 08/01/2009                                  250,000             282,372
TD Funding Corp.
  8.375% 07/15/2011                                   75,000              76,125
Tekni-Plex, Inc. Series B
  12.750% 06/15/2010                                 710,000             681,600
Telex
  Communications, Inc.
  11.500% 10/15/2008                                 375,000             397,500
Tenet Healthcare Corp.
  6.375% 12/01/2011                                  180,000             157,500
Tenet Healthcare Corp.
  7.375% 02/01/2013                                  300,000             271,500
Tenneco Automotive Inc.
  10.250% 07/15/2013                        $        125,000    $        141,250
Tenneco Automotive, Inc.
  11.625% 10/15/2009                                 400,000             430,000
Textron Financial
  Corp. Series E
  2.690% 10/03/2006                                  155,000             152,605
Thomas & Betts Corp.
  6.500% 01/15/2006                                  185,000             191,985
The Thomson Corp.
  6.200% 01/05/2012                                   70,000              74,627
Timken Co. Series A
  6.750% 08/21/2006                                  502,000             523,764
Toro Co.
  7.800% 06/15/2027                                  590,000             633,589
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                  500,000             492,731
TransAlta Corp.
  5.750% 12/15/2013                                1,000,000             990,142
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                  250,000             301,682
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class A+
  6.040% 01/31/2018                                  150,000             150,070
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class B+
  7.144% 07/31/2033                                  290,000             301,043
Triton PCS, Inc.
  8.500% 06/01/2013                                  125,000             118,125
TTX Co.+
  4.500% 12/15/2010                                1,000,000             953,004
Tyco International
  Group SA
  6.000% 11/15/2013                                  500,000             514,006
Tyco International
  Group SA
  6.375% 10/15/2011                                   30,000              31,913
Tyco International
  Group SA
  6.875% 01/15/2029                                  485,000             507,751
Unisys Corp.
  7.875% 04/01/2008                                  125,000             127,812
United Rentals
  North America, Inc.
  7.000% 02/15/2014                                  500,000             445,000
United Rentals
  North America, Inc.
  7.750% 11/15/2013                                  300,000             283,500
Universal
  Health Services, Inc.
  6.750% 11/15/2011                         $        165,000    $        175,773
USA Interactive
  7.000% 01/15/2013                                  800,000             862,721
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                  175,000             196,556
Verizon Virginia,
  Inc. Series A
  4.625% 03/15/2013                                  610,000             569,583
VICORP
  Restaurants, Inc.+
  10.500% 04/15/2011                                 350,000             348,250
Von Hoffman Corp.
  10.250% 03/15/2009                                  50,000              51,437
Von Hoffmann
  Press, Inc.
  10.375% 05/15/2007                                  50,000              50,312
Vought Aircraft
  Industries, Inc.+
  8.000% 07/15/2011                                  225,000             213,750
The Walt Disney Co.
  6.750% 03/30/2006                                  150,000             158,893
Warner Music Group+
  7.375% 04/15/2014                                  150,000             144,750
Washington Mutual, Inc.
  2.400% 11/03/2005                                  450,000             446,875
Weingarten Realty
  Investors REIT Series A
  4.857% 01/15/2014                                  720,000             682,334
Westinghouse
  Air Brake Co.
  6.875% 07/31/2013                                  100,000              99,000
Weyerhaeuser Co.
  5.500% 03/15/2005                                   97,000              99,051
The Williams
  Companies, Inc.
  8.125% 03/15/2012                                  150,000             160,125
The Williams
  Companies, Inc.
  8.625% 06/01/2010                                  125,000             137,500
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                   70,000              74,812
Williams Scotsman, Inc.
  9.875% 06/01/2007                                  350,000             347,375
The Wornick Co.+
  10.875% 07/15/2011                                 200,000             204,500
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                  135,000             137,402
XTO Energy, Inc.
  4.900% 02/01/2014                                  375,000             353,089

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
XTO Energy, Inc.
  6.250% 04/15/2013                         $        125,000    $        130,032
York International Corp.
  6.700% 06/01/2008                                  365,000             389,653
                                                                ----------------

TOTAL CORPORATE DEBT
(COST $85,588,009)                                                    85,553,145
                                                                ----------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 6.4%

COLLATERALIZED MORTGAGE OBLIGATIONS
ABN AMRO Mortgage
  Corp. Series 2003-12,
  Class 1A
  5.000% 12/25/2033                                  940,916             898,394
Countrywide Home Loans,
  Inc. Series 2003-42,
  Class 1A1
  3.829% 09/25/2033                                  589,205             587,237
Countrywide Home Loans,
  Inc. Series 2004-23,
  Class 1A1
  4.445% 02/25/2034                                  564,653             567,623
CS First Boston Mortgage
  Securities Corp.
  Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                  750,000             753,138
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                  639,891             626,035
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A,
  Class A1
  5.033% 12/10/2035                                  237,734             244,165
GMAC Mortgage Corp.
  Loan Trust
  Series 2001-J5,
  Class A7
  6.750% 11/25/2031                                  122,066             122,066
GSR Mortgage Loan
  Trust Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                   21,139              21,244
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.820% 06/30/2034                                1,700,000           1,719,125
MASTR Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                         $         38,696    $         39,657
MASTR Asset
  Securitization Trust
  Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                                1,433,933           1,369,123
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4,
  Class IA
  4.317% 07/25/2033                                  554,129             557,459
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1,
  Class IA
  4.216% 02/25/2034                                  278,931             279,945
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-2AR,
  Class PT3
  5.248% 02/25/2034                                  143,084             145,228
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                   79,286              80,441
Structured Adjustable
  Rate Mortgage Loan
  Trust Series 2004-2,
  Class 2A
  5.095% 03/25/2034                                1,097,814           1,108,419
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                  509,623             518,541
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                  354,311             348,509
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                   93,500              98,541
Washington Mutual MSC
  Mortgage Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                         $      1,303,531    $      1,349,244
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                1,171,732           1,118,778
Washington Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.574% 04/25/2044                                1,492,948           1,497,000
                                                                ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $14,238,329)                                                    14,049,912
                                                                ----------------

SOVEREIGN DEBT OBLIGATIONS -- 0.5%
Chile Government
  International Bond
  5.500% 01/15/2013                                  100,000             100,260
Republic of South Africa
  6.500% 06/02/2014                                  500,000             505,000
United Mexican States
  8.375% 01/14/2011                                  375,000             423,750
                                                                ----------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $1,015,575)                                                      1,029,010
                                                                ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 20.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 3.1%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC
  Series 2178, Class PB
  7.000% 08/15/2029                                  250,000             264,030
                                                                ----------------

PASS-THROUGH SECURITIES -- 3.0%
FHLMC
  5.500% 06/01/2017-
         11/01/2031                                  359,951             363,731
FHLMC
  6.000% 04/01/2017-
         02/01/2018                                  116,754             121,876
FHLMC
  6.625% 09/15/2009                                5,300,000           5,863,465
FHLMC
  7.000% 09/01/2031                                   37,286              39,421

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
FHLMC
  7.500% 09/01/2024-
         02/01/2030                         $        195,443    $        211,707
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                          6,600,200
                                                                ----------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                    6,864,230
                                                                ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 1.5%
PASS-THROUGH SECURITIES
FNMA
  4.500% 09/01/2018                                  152,573             149,307
FNMA
  5.000% 03/01/2018-
         09/01/2033                                2,119,301           2,069,881
FNMA
  5.500% 03/01/2017-
         02/01/2018                                  532,688             546,147
FNMA
  6.420% 11/01/2008                                  209,908             226,069
FNMA
  6.500% 07/01/2016                                   55,837              59,087
FNMA
  7.500% 04/01/2031-
         06/01/2031                                  117,976             126,851
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                          3,177,342
                                                                ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 15.7%
PASS-THROUGH SECURITIES
GNMA
  5.000% 08/15/2033-
         06/15/2034                               22,246,302          21,629,635
GNMA
  5.500% 06/15/2033                               11,333,792          11,355,043
GNMA
  6.000% 03/15/2033                                  415,523             426,479
GNMA
  6.500% 03/15/2031-
         09/15/2032                                  688,331             721,820
GNMA
  7.000% 10/15/2027-
         08/15/2032                                  355,265             379,341
GNMA
  8.000% 08/15/2026-
         03/15/2027                                   76,733              84,874
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         34,597,192
                                                                ----------------
OTHER AGENCIES -- 0.0%

PASS-THROUGH SECURITIES
New Valley
  Generation IV
  4.687% 01/15/2022                         $         97,478    $         90,121
                                                                ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $45,608,802)                                                    44,728,885
                                                                ----------------

U.S. TREASURY OBLIGATIONS -- 26.4%
U.S. TREASURY BONDS -- 4.6%
U.S. Treasury Bond
  6.125% 08/15/2029                                7,590,000           8,350,186
U.S. Treasury Bond
  7.125% 02/15/2023                                1,500,000           1,818,750
                                                                ----------------

TOTAL U.S. TREASURY BONDS                                             10,168,936
                                                                ----------------

U.S. TREASURY NOTES -- 21.8%
U.S. Treasury Note
  1.875% 11/30/2005                               10,000,000           9,929,688
U.S. Treasury Note
  2.000% 05/15/2006                                3,250,000           3,211,914
U.S. Treasury Note
  3.375% 11/15/2008                               24,605,000          24,343,572
U.S. Treasury Note
  3.875% 02/15/2013                                  720,000             688,612
U.S. Treasury Note
  4.375% 05/15/2007                                6,000,000           6,202,500
U.S. Treasury Note
  5.000% 08/15/2011                                3,250,000           3,394,219
                                                                ----------------

TOTAL U.S. TREASURY NOTES                                             47,770,505
                                                                ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $58,549,234)                                                    57,939,441
                                                                ----------------

TOTAL BONDS & NOTES
(COST $208,084,803)                                                  206,366,675
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $208,392,267)                                                  206,589,327
                                                                ----------------

SHORT-TERM INVESTMENTS -- 5.2%

COMMERCIAL PAPER
Alcoa, Inc.
  1.320% 07/07/2004                                2,970,000           2,969,347
Baxter International, Inc.
  1.170% 07/01/2004                                2,675,000           2,675,000
Pearson Holdings, Inc.
  1.300% 07/08/2004                         $      1,385,000    $      1,384,650
Sara Lee Corp.+
  1.120% 07/02/2004                                1,565,000           1,564,951
Wisconsin Electric
  Power Co.
  1.250% 07/06/2004                                2,895,000           2,894,497
                                                                ----------------
                                                                      11,488,445
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   11,488,445
                                                                ----------------

TOTAL INVESTMENTS -- 99.2%
(COST $219,880,712)**                                                218,077,772

OTHER ASSETS/
(LIABILITIES) -- 0.8%                                                  1,691,937
                                                                ----------------

NET ASSETS -- 100.0%                                            $    219,769,709
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $16,563,480 or 7.5% of net assets.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 61.8%

ADVERTISING -- 0.1%
Omnicom Group, Inc.                                    3,400    $        258,026
                                                                ----------------
AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                            28,500           1,456,065
General Dynamics Corp.                                 5,200             516,360
Goodrich Corp.                                         4,500             145,485
Honeywell
  International, Inc.                                 13,500             494,505
Lockheed Martin Corp.                                  4,700             244,776
Northrop Grumman Corp.                                 4,000             214,800
Raytheon Co.                                           7,500             268,275
Rockwell Collins, Inc.                                 3,000              99,960
United Technologies Corp.                              8,700             795,876
                                                                ----------------
                                                                       4,236,102
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.5%
The Gap, Inc.+                                        22,000             533,500
Jones Apparel Group, Inc.                              2,300              90,804
Limited Brands                                         7,600             142,120
Liz Claiborne, Inc.                                    2,300              82,754
Nike, Inc. Cl. B                                       4,300             325,725
Nordstrom, Inc.                                        3,600             153,396
Reebok International
  Limited+                                             1,100              39,578
VF Corp.+                                              3,000             146,100
                                                                ----------------
                                                                       1,513,977
                                                                ----------------
AUTOMOTIVE & PARTS -- 0.9%
AutoNation, Inc.*                                     17,800             304,380
Cooper Tire & Rubber Co.                               8,200             188,600
Dana Corp.                                             7,000             137,200
Delphi Corp.+                                          9,200              98,256
Ford Motor Co.+                                       51,100             799,715
General Motors Corp.                                   8,500             396,015
Genuine Parts Co.                                      4,800             190,464
Harley-Davidson, Inc.                                  2,700             167,238
Paccar, Inc.                                           3,375             195,716
                                                                ----------------
                                                                       2,477,584
                                                                ----------------
BANKING, SAVINGS & LOANS -- 7.3%
AmSouth Bancorp                                          300               7,641
Bank of America Corp.                                 40,328           3,412,555
Bank of New York Co., Inc.                             7,400             218,152
Bank One Corp.                                        18,300             933,300
BB&T Corp.                                             1,400              51,758
Capital One Financial Corp.                            6,400             437,632
Charter One Financial, Inc.                            4,282             189,222
Citigroup, Inc.                                       86,300           4,012,950
Comerica, Inc.                                           100               5,488
Fannie Mae                                            15,700           1,120,352
Fifth Third Bancorp                                    1,000    $         53,780
First Horizon
  National Corp.                                       2,200             100,034
Freddie Mac                                           22,200           1,405,260
Golden West
  Financial Corp.                                      2,600             276,510
J.P. Morgan Chase & Co.                               51,900           2,012,163
KeyCorp                                               10,600             316,834
Marshall and Ilsley Corp.                              4,000             156,360
National City Corp.                                    9,900             346,599
North Fork
  Bancorporation, Inc.+                                  100               3,805
Northern Trust Corp.                                   2,200              93,016
Providian Financial Corp.*                            18,500             271,395
Regions Financial Corp.+                               2,200              80,410
SLM Corp.                                              1,400              56,630
SouthTrust Corp.                                         400              15,524
State Street Corp.                                     5,600             274,624
SunTrust Banks, Inc.+                                  4,800             311,952
U.S. Bancorp                                          31,500             868,140
Union Planters Corp.                                     350              10,434
Wachovia Corp.                                        34,900           1,553,050
Washington Mutual, Inc.                               14,600             564,144
Wells Fargo & Co.                                     27,700           1,585,271
Zions Bancorp                                            900              55,305
                                                                ----------------
                                                                      20,800,290
                                                                ----------------
BEVERAGES -- 1.3%
Anheuser-Busch
  Companies, Inc.                                      4,500             243,000
Brown-Forman Corp. Cl. B                                 200               9,654
The Coca-Cola Co.                                     34,100           1,721,368
Coca-Cola Enterprises, Inc.                           13,100             379,769
Coors (Adolph) Co. Cl. B+                                600              43,404
The Pepsi Bottling
  Group, Inc.                                          7,400             225,996
PepsiCo, Inc.                                         21,600           1,163,808
                                                                ----------------
                                                                       3,786,999
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 1.6%
Clear Channel
  Communications, Inc.                                10,400             384,280
Comcast Corp. Cl. A*                                  13,500             378,405
Dow Jones & Co., Inc.+                                 1,700              76,670
Gannett Co., Inc.                                      4,600             390,310
Knight Ridder, Inc.                                      800              57,600
The McGraw-Hill
  Companies, Inc.                                      3,400             260,338
Meredith Corp.                                         1,000              54,960
New York Times Co. Cl. A                               1,500              67,065
Time Warner, Inc.*                                    96,000           1,687,680
Tribune Co.                                              600    $         27,324
Viacom, Inc. Cl. B                                    29,600           1,057,312
                                                                ----------------
                                                                       4,441,944
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Louisiana-Pacific Corp.+                              12,300             290,895
Masco Corp.                                           16,300             508,234
Vulcan Materials Co.+                                  1,300              61,815
                                                                ----------------
                                                                         860,944
                                                                ----------------
CHEMICALS -- 0.7%
Air Products &
  Chemicals, Inc.                                      3,900             204,555
Ashland, Inc.                                          1,200              63,372
Dow Chemical Co.                                      15,500             630,850
Du Pont (E.I.) de
  Nemours & Co.                                          700              31,094
Engelhard Corp.                                        1,500              48,465
Hercules, Inc.*                                        2,100              25,599
International Flavors &
  Fragrances, Inc.                                     1,600              59,840
Monsanto Co.                                           4,300             165,550
PPG Industries, Inc.                                   4,500             281,205
Praxair, Inc.                                          5,500             219,505
Rohm & Haas Co.                                        3,800             158,004
                                                                ----------------
                                                                       1,888,039
                                                                ----------------
COMMERCIAL SERVICES -- 1.0%
Allied Waste
  Industries, Inc.*                                    7,500              98,850
Apollo Group, Inc. Cl. A*                              1,800             158,922
Block (H&R), Inc.+                                     3,100             147,808
Cendant Corp.                                         27,300             668,304
Convergys Corp.*                                       2,400              36,960
eBay, Inc.*                                            4,500             413,775
Equifax, Inc.                                          5,400             133,650
Moody's Corp.                                          2,400             155,184
Paychex, Inc.                                          6,100             206,668
PerkinElmer, Inc.                                     17,600             352,704
Quest Diagnostics, Inc.                                1,500             127,425
Robert Half
  International, Inc.                                  1,800              53,586
Ryder System, Inc.+                                    1,100              44,077
Waste Management, Inc.                                10,700             327,955
                                                                ----------------
                                                                       2,925,868
                                                                ----------------
COMMUNICATIONS -- 1.5%
Andrew Corp.+ *                                        2,700              54,027
Avaya, Inc.*                                          10,000             157,900
Citizens
  Communications Co.*                                  4,900              59,290
Lucent
  Technologies, Inc.+ *                               65,900             249,102

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Network Appliance, Inc.*                               6,100    $        131,333
Nextel Communications,
  Inc. Cl. A*                                         17,900             477,214
Qualcomm, Inc.                                        17,400           1,269,852
SBC Communications, Inc.                              57,659           1,398,231
Scientific-Atlanta, Inc.                               2,600              89,700
Tellabs, Inc.+ *                                      29,200             255,208
                                                                ----------------
                                                                       4,141,857
                                                                ----------------
COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                        55,100           1,005,575
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.2%
Autodesk, Inc.                                         8,000             342,480
Computer Sciences Corp.*                               3,100             143,933
Parametric
  Technology Corp.*                                    4,595              22,975
Teradyne, Inc.*                                        3,300              74,910
Unisys Corp.*                                          3,300              45,804
                                                                ----------------
                                                                         630,102
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.+ *                                 1,400              69,762
                                                                ----------------
COMPUTERS & INFORMATION -- 2.1%
Apple Computer, Inc.*                                  6,900             224,526
Cisco Systems, Inc.*                                 117,400           2,782,380
Comverse
  Technology, Inc.*                                    2,700              53,838
Dell, Inc.*                                           43,400           1,554,588
EMC Corp.*                                            21,300             242,820
Gateway, Inc.*                                         5,800              26,100
International
  Game Technology                                      6,300             243,180
Jabil Circuit, Inc.+ *                                 6,900             173,742
Lexmark
  International, Inc.*                                 4,700             453,691
Solectron Corp.*                                      14,600              94,462
Symbol Technologies, Inc.                              3,500              51,590
                                                                ----------------
                                                                       5,900,917
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
Hewlett-Packard Co.                                   51,600           1,088,760
International Business
  Machines Corp.                                      28,700           2,529,905
Pitney Bowes, Inc.                                     3,800             168,150
Xerox Corp.+ *                                        12,900             187,050
                                                                ----------------
                                                                       3,973,865
                                                                ----------------
CONTAINERS -- 0.2%
Ball Corp.                                             1,200              86,460
Bemis Co., Inc.+                                       2,300              64,975
Pactiv Corp.*                                          3,600              89,784
Sealed Air Corp.*                                      1,400    $         74,578
Temple-Inland, Inc.                                    1,900             131,575
                                                                ----------------
                                                                         447,372
                                                                ----------------
COSMETICS & PERSONAL CARE -- 1.5%
Alberto-Culver Co.                                     1,800              90,252
Avon Products, Inc.                                    4,800             221,472
Colgate-Palmolive Co.                                  5,900             344,855
The Gillette Co.                                      18,000             763,200
Kimberly-Clark Corp.                                   5,800             382,104
The Procter & Gamble Co.                              46,400           2,526,016
                                                                ----------------
                                                                       4,327,899
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.6%
Affiliated Computer
  Services, Inc. Cl. A*                                1,300              68,822
Automatic Data
  Processing, Inc.                                     9,900             414,612
Deluxe Corp.+                                          1,000              43,500
First Data Corp.                                      15,000             667,800
Fiserv, Inc.*                                          3,500             136,115
IMS Health, Inc.                                       4,400             103,136
NCR Corp.*                                             5,900             292,581
                                                                ----------------
                                                                       1,726,566
                                                                ----------------
ELECTRIC UTILITIES -- 1.2%
Ameren Corp.+                                          2,900             124,584
American Electric
  Power Co.+                                           6,400             204,800
CenterPoint Energy, Inc.+                             12,400             142,600
Cinergy Corp.+                                         3,100             117,800
CMS Energy Corp.+ *                                    2,900              26,477
Consolidated Edison, Inc.+                             1,400              55,664
Constellation Energy
  Group, Inc.                                          3,100             117,490
Dominion Resources, Inc.                               1,400              88,312
DTE Energy Co.                                         2,900             117,566
Duke Energy Corp.                                      1,600              32,464
Edison International                                   5,900             150,863
Entergy Corp.                                          3,600             201,636
Exelon Corp.                                          11,800             392,822
FirstEnergy Corp.                                      3,600             134,676
FPL Group, Inc.                                        3,000             191,850
NiSource, Inc.                                         4,300              88,666
PG&E Corp.*                                            6,800             189,992
Pinnacle West Capital Corp.                            1,000              40,390
PPL Corp.                                              3,100             142,290
Progress Energy, Inc.+                                 4,200             185,010
Public Service
  Enterprise Group, Inc.+                              4,200             168,126
Southern Co.+                                         12,600             367,290
Teco Energy, Inc.+                                     3,300              39,567
TXU Corp.                                              5,300             214,703
                                                                ----------------
                                                                       3,535,638
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.9%
Advanced Micro
  Devices, Inc.*                                       5,700    $         90,630
Altera Corp.*                                          6,500             144,430
Analog Devices, Inc.                                   6,100             287,188
Applied Micro
  Circuits Corp.*                                      5,800              30,856
Broadcom Corp. Cl. A*                                  5,300             247,881
Emerson Electric Co.                                   6,700             425,785
General Electric Co.                                 147,600           4,782,240
Intel Corp.                                          109,700           3,027,720
Linear Technology Corp.                                5,200             205,244
LSI Logic Corp.*                                      14,500             110,490
Maxim Integrated
  Products, Inc.                                       5,700             298,794
Micron Technology, Inc.*                               5,300              81,143
Molex, Inc.                                            1,900              60,952
National
  Semiconductor Corp.*                                 5,800             127,542
PMC-Sierra, Inc.+ *                                    3,000              43,050
Rockwell Automation, Inc.                              3,700             138,787
Sanmina-SCI Corp.*                                    13,400             121,940
Texas Instruments, Inc.                               28,300             684,294
Thomas & Betts Corp.                                   1,000              27,230
Xilinx, Inc.                                           5,900             196,529
                                                                ----------------
                                                                      11,132,725
                                                                ----------------
ENERGY -- 4.4%
Amerada Hess Corp.                                     3,400             269,246
Anadarko Petroleum Corp.                               6,000             351,600
Apache Corp.                                           5,300             230,815
BJ Services Co.*                                       2,700             123,768
Burlington Resources, Inc.                             3,600             130,248
ChevronTexaco Corp.                                   22,900           2,155,119
ConocoPhillips                                        18,200           1,388,478
Devon Energy Corp.                                     5,800             382,800
EOG Resources, Inc.                                    1,700             101,507
Exxon Mobil Corp.                                    100,700           4,472,087
Halliburton Co.                                        8,200             248,132
Kerr-McGee Corp.                                       1,600              86,032
KeySpan Corp.                                          1,800              66,060
Kinder Morgan, Inc.                                    2,100             124,509
Marathon Oil Corp.                                     5,700             215,688
Nabors Industries Limited*                             2,500             113,050
Nicor, Inc.                                              800              27,176
Noble Corp.*                                           1,300              49,257
Occidental
  Petroleum Corp.                                      6,200             300,142
Peoples Energy Corp.                                     700              29,505
Schlumberger Limited                                   9,900             628,749
Sempra Energy                                          6,400             220,352
Sunoco, Inc.                                             800              50,896
Transocean, Inc.*                                      8,200             237,308
Unocal Corp.                                           3,900             148,200

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Valero Energy Corp.                                    3,100    $        228,656
Xcel Energy, Inc.+                                     6,900             115,299
                                                                ----------------
                                                                      12,494,679
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.4%
Brunswick Corp.                                        1,000              40,800
Harrah's
  Entertainment, Inc.                                  3,000             162,300
The Walt Disney Co.                                   34,800             887,052
                                                                ----------------
                                                                       1,090,152
                                                                ----------------
FINANCIAL SERVICES -- 2.6%
American Express Co.                                  11,900             611,422
Apartment Investment &
  Management Co. Cl. A+                                  200               6,226
Bear Stearns
  Companies, Inc.+                                     3,400             286,654
Countrywide
  Financial Corp.                                      8,449             593,542
E Trade Financial Corp.*                               9,100             101,465
Franklin Resources, Inc.                               3,800             190,304
The Goldman Sachs
  Group, Inc.                                         12,400           1,167,584
Huntington
  Bancshares, Inc.                                     4,500             103,050
Lehman Brothers
  Holdings, Inc.                                       8,100             609,525
MBNA Corp.                                            21,000             541,590
Merrill Lynch & Co., Inc.                             23,600           1,273,928
Morgan Stanley                                        26,500           1,398,405
PNC Financial Services
  Group, Inc.                                          4,400             233,552
Price (T. Rowe)
  Group, Inc.                                          1,500              75,600
ProLogis Trust                                         1,700              55,964
Simon Property
  Group, Inc.+                                           400              20,568
                                                                ----------------
                                                                       7,269,379
                                                                ----------------
FOODS -- 0.9%
Archer-Daniels-
  Midland Co.                                         17,200             288,616
Campbell Soup Co.                                      4,500             120,960
ConAgra Foods, Inc.                                    6,000             162,480
General Mills, Inc.                                    2,400             114,072
Heinz (H. J.) Co.                                        900              35,280
Hershey Foods Corp.                                    4,600             212,842
Kellogg Co.                                            6,600             276,210
The Kroger Co.*                                       12,600             229,320
McCormick & Co., Inc.                                    300              10,200
Safeway, Inc.+ *                                       4,300             108,962
Sara Lee Corp.+                                       12,900             296,571
Starbucks Corp.*                                       4,500             195,660
SuperValu, Inc.                                        2,400              73,464
Sysco Corp.                                           11,100    $        398,157
Wrigley (Wm.) Jr. Co.                                  1,000              63,050
                                                                ----------------
                                                                       2,585,844
                                                                ----------------
FOREST PRODUCTS & PAPER -- 0.3%
Boise Cascade Corp.                                    1,100              41,404
Georgia-Pacific Corp.                                  8,800             325,424
International Paper Co.                                4,400             196,680
MeadWestvaco Corp.                                     3,300              96,987
Plum Creek
  Timber Co., Inc.                                     2,700              87,966
Weyerhaeuser Co.                                       3,900             246,168
                                                                ----------------
                                                                         994,629
                                                                ----------------
HEALTHCARE -- 0.5%
Caremark Rx, Inc.*                                     6,300             207,522
Express Scripts, Inc.*                                 1,300             102,999
HCA, Inc.                                              5,100             212,109
Health Management
  Associates, Inc. Cl. A+                                100               2,242
Humana, Inc.*                                          2,800              47,320
Manor Care, Inc.                                       1,300              42,484
UnitedHealth Group, Inc.                              10,600             659,850
Wellpoint Health
  Networks, Inc.*                                      2,600             291,226
                                                                ----------------
                                                                       1,565,752
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                                           4,900             224,175
KB Home+                                               4,400             301,972
Leggett & Platt, Inc.                                  2,900              77,459
Maytag Corp.                                           1,200              29,412
Pulte Homes, Inc.                                      3,000             156,090
Whirlpool Corp.+                                       1,600             109,760
                                                                ----------------
                                                                         898,868
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.3%
Black & Decker Corp.+                                  2,300             142,899
The Clorox Co.                                         3,700             198,986
Corning, Inc.*                                        21,000             274,260
Fortune Brands, Inc.                                   1,300              98,059
Sherwin-Williams Co.                                   2,300              95,565
Snap-On, Inc.                                            500              16,775
The Stanley Works+                                     2,500             113,950
                                                                ----------------
                                                                         940,494
                                                                ----------------
INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                  2,600             149,500
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                                13,200           1,188,132
Cooper Industries
  Limited Cl. A                                        5,100             302,991
Danaher Corp.                                          5,200             269,620
Eaton Corp.                                            2,800             181,272
Illinois Tool Works, Inc.                              5,100    $        489,039
ITT Industries, Inc.                                   1,500             124,500
Textron, Inc.                                          4,900             290,815
Tyco International
  Limited+                                            33,789           1,119,767
                                                                ----------------
                                                                       3,966,136
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 0.3%
Yahoo!, Inc.*                                         21,400             777,462
                                                                ----------------
INSURANCE -- 3.9%
ACE Limited                                           10,000             422,800
Aetna, Inc.                                            4,100             348,500
AFLAC, Inc.                                            8,500             346,885
Allstate Corp.                                        26,800           1,247,540
Ambac Financial
  Group, Inc.                                          1,600             117,504
American International
  Group, Inc.                                         33,700           2,402,136
Anthem, Inc.+ *                                        2,600             232,856
Aon Corp.                                              5,500             156,585
Chubb Corp.                                            6,800             463,624
Cigna Corp.                                            5,000             344,050
Cincinnati Financial Corp.                             1,680              73,114
The Hartford Financial
  Services Group, Inc.                                10,600             728,644
Jefferson-Pilot Corp.+                                   150               7,620
Lincoln National Corp.                                 4,600             217,350
Loews Corp.                                            6,800             407,728
Marsh & McLennan
  Companies, Inc.+                                     4,600             208,748
MBIA, Inc.                                             2,200             125,664
Metlife, Inc.                                         12,700             455,295
MGIC Investment Corp.                                    900              68,274
Principal Financial
  Group, Inc.                                          5,700             198,246
Progressive Corp.                                      3,600             307,080
Prudential Financial, Inc.                             9,000             418,230
Safeco Corp.                                           6,800             299,200
St. Paul
  Travelers Companies                                 25,322           1,026,554
Torchmark Corp.                                          100               5,380
UnumProvident Corp.+                                   5,200              82,680
XL Capital Limited Cl. A                               4,900             369,754
                                                                ----------------
                                                                      11,082,041
                                                                ----------------
LODGING -- 0.2%
Hilton Hotels Corp.                                    9,900             184,734
Marriott International,
  Inc. Cl. A+                                          4,100             204,508
Starwood Hotels & Resorts
  Worldwide, Inc.                                      3,900             174,915
                                                                ----------------
                                                                         564,157
                                                                ----------------
MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                     8,700             327,555
Caterpillar, Inc.                                      5,900             468,696

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Cummins, Inc.                                          5,600    $        350,000
Deere & Co.                                            4,100             287,574
Dover Corp.                                            3,700             155,770
Ingersoll-Rand Co. Cl. A                               3,000             204,930
Pall Corp.+                                            2,300              60,237
Parker-Hannifin Corp.                                  1,900             112,974
                                                                ----------------
                                                                       1,967,736
                                                                ----------------
MANUFACTURING -- 0.3%
American Standard
  Companies, Inc.*                                     3,600             145,116
Applied Materials, Inc.*                              28,500             559,170
Avery Dennison Corp.                                   1,800             115,218
                                                                ----------------
                                                                         819,504
                                                                ----------------
MEDICAL SUPPLIES -- 1.2%
Agilent Technologies, Inc.*                           11,800             345,504
Allergan, Inc.                                           300              26,856
Applied Biosystems
  Group-Applera Corp.                                  3,500              76,125
Bard (C.R.), Inc.                                      2,000             113,300
Bausch & Lomb, Inc.                                    2,300             149,661
Baxter International, Inc.                             6,600             227,766
Becton, Dickinson & Co.+                               4,600             238,280
Biomet, Inc.                                             700              31,108
Guidant Corp.                                            700              39,116
Medtronic, Inc.                                       14,500             706,440
St. Jude Medical, Inc.*                                  300              22,695
Stryker Corp.+                                        17,000             935,000
Tektronix, Inc.                                       10,000             340,200
Thermo Electron Corp.*                                 2,500              76,850
Waters Corp.*                                          1,300              62,114
Zimmer Holdings, Inc.*                                   900              79,380
                                                                ----------------
                                                                       3,470,395
                                                                ----------------
METALS & MINING -- 0.4%
Alcoa, Inc.                                           14,500             478,935
Crane Co.                                              1,000              31,390
Newmont Mining Corp.                                     900              34,884
Nucor Corp.                                            4,200             322,392
Phelps Dodge Corp.*                                    2,400             186,024
United States Steel Corp.+                             1,900              66,728
                                                                ----------------
                                                                       1,120,353
                                                                ----------------
PHARMACEUTICALS -- 5.4%
Abbott Laboratories                                   13,700             558,412
AmerisourceBergen Corp.                                2,800             167,384
Amgen, Inc.*                                          22,500           1,227,825
Bristol-Myers Squibb Co.                              34,000             833,000
Cardinal Health, Inc.                                  1,700             119,085
Eli Lilly & Co.                                       12,100             845,911
Hospira, Inc.*                                         2,040              56,304
Johnson & Johnson                                     52,000           2,896,400
King
  Pharmaceuticals, Inc.*                               4,300              49,235
McKesson Corp.                                         5,900    $        202,547
Medco Health
  Solutions, Inc.*                                     3,556             133,350
Medimmune, Inc.*                                       2,600              60,840
Merck & Co., Inc.                                     50,500           2,398,750
Mylan Laboratories, Inc.                               4,600              93,150
Pfizer, Inc.                                         133,500           4,576,380
Schering-Plough Corp.                                  2,000              36,960
Sigma-Aldrich Corp.                                    1,100              65,571
Watson
  Pharmaceutical, Inc.*                                1,900              51,110
Wyeth                                                 24,000             867,840
                                                                ----------------
                                                                      15,240,054
                                                                ----------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                     6,600             178,068
                                                                ----------------
PREPACKAGED SOFTWARE -- 2.8%
Adobe Systems, Inc.                                    7,900             367,350
BMC Software, Inc.*                                    4,500              83,250
Citrix Systems, Inc.*                                  2,700              54,972
Compuware Corp.*                                       6,100              40,260
Intuit, Inc.*                                          3,500             135,030
Microsoft Corp.                                      181,900           5,195,064
Novell, Inc.*                                          6,000              50,340
Oracle Corp.*                                         89,100           1,062,963
Peoplesoft, Inc.*                                      6,400             118,400
Siebel Systems, Inc.*                                  7,900              84,372
Symantec Corp.*                                        9,800             429,044
Veritas Software Corp.*                                7,000             193,900
                                                                ----------------
                                                                       7,814,945
                                                                ----------------
REAL ESTATE -- 0.1%
Equity Office
  Properties Trust                                     7,100             193,120
Equity Residential                                     1,000              29,730
                                                                ----------------
                                                                         222,850
                                                                ----------------
RESTAURANTS -- 0.3%
Darden Restaurants, Inc.                               3,100              63,705
McDonald's Corp.                                      21,500             559,000
Wendy's International, Inc.                            2,100              73,164
Yum! Brands, Inc.*                                     5,600             208,432
                                                                ----------------
                                                                         904,301
                                                                ----------------
RETAIL -- 3.5%
AutoZone, Inc.+ *                                      3,000             240,300
Bed Bath & Beyond, Inc.*                               4,800             184,560
Best Buy Co., Inc.                                    10,500             532,770
Big Lots, Inc.*                                        1,900              27,474
Costco Wholesale Corp.                                 7,400             303,918
CVS Corp.                                              6,700             281,534
Dollar General Corp.                                   5,500             107,580
Federated Department
  Stores, Inc.                                         3,100             152,210
The Home Depot, Inc.                                  38,500           1,355,200
J.C. Penney
  Company, Inc.+                                       4,700    $        177,472
Lowe's Companies, Inc.                                12,700             667,385
The May Department
  Stores Co.                                           4,900             134,701
Office Depot, Inc.+ *                                  8,000             143,280
RadioShack Corp.                                       9,300             266,259
Sears, Roebuck and Co.+                                7,800             294,528
Staples, Inc.                                          8,400             246,204
Target Corp.                                          14,700             624,309
TJX Companies, Inc.                                   11,800             284,852
Wal-Mart Stores, Inc.                                 73,300           3,867,308
                                                                ----------------
                                                                       9,891,844
                                                                ----------------
RETAIL - GROCERY -- 0.0%
Albertson's, Inc.+                                     3,700              98,198
                                                                ----------------
TELEPHONE UTILITIES -- 1.2%
Alltel Corp.                                             500              25,310
AT&T Corp.+                                           13,880             203,064
BellSouth Corp.                                       30,400             797,088
CenturyTel, Inc.                                       2,400              72,096
MCI, Inc. Escrow shares                              655,000                   0
Qwest Communications
  International, Inc.*                                29,400             105,546
Sprint Corp. (FON Group)                              24,400             429,440
Verizon
  Communications, Inc.                                48,068           1,739,581
                                                                ----------------
                                                                       3,372,125
                                                                ----------------
TOBACCO -- 0.8%
Altria Group, Inc.                                    36,700           1,836,835
Reynolds (R.J.) Tobacco
  Holdings, Inc.+                                      5,700             385,263
UST, Inc.                                              2,900             104,400
                                                                ----------------
                                                                       2,326,498
                                                                ----------------
TOYS, GAMES -- 0.0%
Hasbro, Inc.                                           2,700              51,300
                                                                ----------------
TRANSPORTATION -- 1.2%
Burlington Northern
  Santa Fe Corp.                                       8,700             305,109
Carnival Corp.                                        11,500             540,500
CSX Corp.                                              3,516             115,219
FedEx Corp.                                            4,700             383,943
Norfolk Southern Corp.                                14,200             376,584
Union Pacific Corp.                                    2,600             154,570
United Parcel Service,
  Inc. Cl. B                                          19,100           1,435,747
                                                                ----------------
                                                                       3,311,672
                                                                ----------------
TRAVEL -- 0.0%
Sabre Holdings Corp.                                   2,600              72,046
                                                                ----------------

TOTAL EQUITIES
(COST $160,829,798)                                                  175,323,033
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology* ++                                 5,100    $              -
                                                                ----------------

TOTAL RIGHTS
(COST $0)                                                                      0
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
BONDS & NOTES -- 28.8%

ASSET BACKED SECURITIES -- 0.5%
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                         $        666,279             636,167
Travelers Funding Limited
  Series 1A, Class A1+++
  6.300% 02/18/2014                                  582,755             606,065
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                  300,000             301,976
                                                                ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $1,528,087)                                                      1,544,208
                                                                ----------------
CORPORATE DEBT -- 12.8%
Allied Waste
  North America, Inc.+++
  5.750% 02/15/2011                                   80,000              75,800
American General
  Finance Corp.
  5.875% 07/14/2006                                  200,000             210,000
American Greetings Corp.
  6.100% 08/01/2028                                  245,000             250,513
American Honda
  Finance Corp.+++
  3.850% 11/06/2008                                  175,000             171,896
American Standard, Inc.
  7.625% 02/15/2010                                  200,000             220,000
Ametek, Inc.
  7.200% 07/15/2008                                  280,000             302,467
Anheuser-Busch Cos., Inc.
  5.050% 10/15/2016                                  200,000             192,544
Anheuser-Busch Cos., Inc.
  6.500% 02/01/2043                                  200,000             209,659
AOL Time Warner, Inc.
  5.625% 05/01/2005                                  400,000             409,797
Aramark Services, Inc.
  7.000% 05/01/2007                                   60,000              64,766
Aramark Services, Inc.
  8.150% 05/01/2005                                  175,000             182,023
Avnet, Inc.+
  8.000% 11/15/2006                         $        160,000    $        172,800
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                  175,000             175,207
BP Capital Markets PLC
  2.750% 12/29/2006                                  550,000             542,996
Briggs & Stratton Corp.
  8.875% 03/15/2011                                  360,000             420,300
Buckeye Partners LP
  4.625% 07/15/2013                                  100,000              92,163
Cabot Corp.+++
  5.250% 09/01/2013                                  120,000             116,652
Certegy, Inc.
  4.750% 09/15/2008                                   60,000              60,615
Champion
  International Corp.
  6.400% 02/15/2026                                  500,000             522,599
Chesapeake
  Energy Corp.+++
  7.500% 06/15/2014                                  120,000             123,600
Cinergy Corp.
  6.250% 09/01/2004                                  500,000             503,368
CIT Group, Inc.
  7.375% 04/02/2007                                  250,000             273,509
Citigroup, Inc.
  6.750% 12/01/2005                                  500,000             527,484
Colonial Pipeline Co.+++
  7.630% 04/15/2032                                  200,000             235,722
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                  750,000             838,213
Cox Communications, Inc.
  6.750% 03/15/2011                                  100,000             107,824
CSX Corp.
  7.250% 05/01/2027                                  500,000             545,084
DaimlerChrysler NA Holding Corp.
  4.050% 06/04/2008                                  530,000             519,678
Delhaize America, Inc.
  9.000% 04/15/2031                                  245,000             269,381
Deutsche Telekom
  International Finance BV
  8.250% 06/15/2005                                  225,000             236,571
Diageo Finance BV
  3.000% 12/15/2006                                  100,000              98,928
Dominion Resources, Inc.
  7.820% 09/15/2004                                  700,000             707,881
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                   80,000              81,411
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                  550,000             626,817
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                         $        100,000    $         95,509
Emerald Investment
  Grade CBO Limited+++
  1.735% 05/24/2011                                  924,767             907,428
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                  425,000             401,869
ERAC USA Finance Co.+++
  6.700% 06/01/2034                                  225,000             225,318
ERAC USA Finance Co.+++
  6.750% 05/15/2007                                  250,000             269,635
FedEx Corp.+++
  1.390% 04/01/2005                                  125,000             125,146
First Industrial LP
  7.600% 05/15/2007                                  175,000             191,879
Ford Motor Co.
  6.375% 02/01/2029                                  255,000             215,504
Ford Motor Co.
  6.625% 02/15/2028                                   85,000              74,536
Ford Motor Credit Co.
  5.625% 10/01/2008                                   75,000              75,652
Ford Motor Credit Co.
  7.000% 10/01/2013                                  360,000             363,408
Foster's Finance Corp.+++
  6.875% 06/15/2011                                  225,000             246,990
France Telecom SA
  8.750% 03/01/2011                                  240,000             278,117
France Telecom SA
  9.500% 03/01/2031                                  100,000             125,502
Franklin Resources, Inc.
  3.700% 04/15/2008                                  200,000             196,914
General Mills, Inc.
  2.625% 10/24/2006                                  875,000             856,132
General Mills, Inc.
  8.900% 06/15/2006                                  500,000             552,923
General Motors Corp.+
  7.200% 01/15/2011                                  500,000             523,898
General Motors Corp.
  8.375% 07/15/2033                                  120,000             127,019
Glencore Funding LLC+++
  6.000% 04/15/2014                                  200,000             185,508
Goldman Sachs
  Group, Inc.
  5.150% 01/15/2014                                  225,000             216,072
Harrah's Operating
  Co., Inc.+++
  5.500% 07/01/2010                                  100,000             100,501
HCA, Inc.
  6.950% 05/01/2012                                  210,000             219,098
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                  300,000             322,505

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Household Finance Corp.
  4.125% 12/15/2008                         $        250,000    $        246,430
Household Finance Corp.
  6.375% 10/15/2011                                  100,000             106,741
ICI Wilmington, Inc.
  7.050% 09/15/2007                                  150,000             160,553
International
  Game Technology
  8.375% 05/15/2009                                  110,000             129,408
Interpool, Inc.
  7.350% 08/01/2007                                  250,000             243,125
iStar Financial, Inc.+++
  5.700% 03/01/2014                                   80,000              75,091
iStar Financial, Inc.
  Series B
  4.875% 01/15/2009                                   45,000              43,573
JP Morgan Chase & Co.
  3.125% 12/11/2006                                  250,000             248,915
Kellwood Co.
  7.625% 10/15/2017                                  155,000             164,588
Kennametal, Inc.
  7.200% 06/15/2012                                  215,000             227,388
Kern River
  Funding Corp.+++
  4.893% 04/30/2018                                  190,675             184,793
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                  350,000             394,599
The Kroger Co.
  6.750% 04/15/2012                                  300,000             324,999
Leucadia National Corp.
  7.750% 08/15/2013                                  350,000             364,000
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                  185,000             201,503
MCI, Inc.
  5.908% 05/01/2007                                   39,000              37,830
MCI, Inc.
  6.688% 05/01/2009                                   39,000              36,075
MCI, Inc.+
  7.735% 05/01/2014                                   33,000              29,535
Meritor Automotive, Inc.
  6.800% 02/15/2009                                  170,000             172,975
Merrill Lynch & Co., Inc.
  2.940% 01/30/2006                                  825,000             829,032
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                  275,000             265,263
Millipore Corp.
  7.500% 04/01/2007                                1,000,000           1,065,080
Mobil Corp.
  8.625% 08/15/2021                                1,000,000           1,315,559
Mohawk Industries,
  Inc. Series D
  7.200% 04/15/2012                                  175,000             194,173
Monongahela
  Power Co.+++
  6.700% 06/15/2014                         $        110,000    $        111,050
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000% 03/01/2032                                  115,000             141,952
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                  100,000              94,925
News America
  Holdings, Inc.
  9.250% 02/01/2013                                  500,000             627,380
Nisource Finance Corp.
  3.200% 11/01/2006                                  125,000             123,579
North Finance
  (Bermuda) Limited+++
  7.000% 09/15/2005                                1,000,000           1,037,259
Nova Chemicals Corp.
  6.500% 01/15/2012                                   75,000              73,875
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.+++
  7.125% 06/15/2014                                  115,000             116,725
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                  150,000             141,083
Piedmont Natural
  Gas Co. Series E
  6.000% 12/19/2033                                  100,000              97,315
Plains All American
  Pipeline LP+++
  5.625% 12/15/2013                                  140,000             132,897
Precision Castparts Corp.
  5.600% 12/15/2013                                  300,000             292,064
Procter & Gamble Co.
  5.500% 02/01/2034                                  170,000             160,531
PSEG Power LLC
  5.500% 12/01/2015                                  150,000             143,301
Qwest Corp.+++
  9.125% 03/15/2012                                  225,000             243,000
Rogers Cable, Inc.
  5.500% 03/15/2014                                  125,000             110,445
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                  100,000              92,000
Ryder System, Inc.
  6.600% 11/15/2005                                  750,000             783,260
Simon Property Group LP
  6.875% 11/15/2006                                  200,000             211,864
SLM Corp.
  5.000% 10/01/2013                                  340,000             328,322
SLM Corp.
  5.625% 08/01/2033                                  160,000             144,251
Sprint Capital Corp.
  6.900% 05/01/2019                                  500,000             502,978
Sprint Capital Corp.
  8.375% 03/15/2012                         $         25,000    $         28,733
Steelcase, Inc.
  6.375% 11/15/2006                                  290,000             298,838
SuperValu, Inc.
  7.875% 08/01/2009                                  500,000             564,745
Tenet Healthcare Corp.
  6.375% 12/01/2011                                  115,000             100,625
Textron Financial
  Corp. Series E
  2.690% 10/03/2006                                  495,000             487,352
Thomas & Betts Corp.
  6.500% 01/15/2006                                  100,000             103,776
Timken Co.
  5.750% 02/15/2010                                   35,000              35,073
Timken Co. Series A
  6.750% 08/21/2006                                  125,000             130,419
Toro Co.
  7.800% 06/15/2027                                  325,000             349,011
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                  375,000             369,548
TransAlta Corp.
  5.750% 12/15/2013                                  250,000             247,536
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                  120,000             144,807
Tri-State Generation &
  Transmission Association
  Series 2003, Class A+++
  6.040% 01/31/2018                                  120,000             120,056
Tri-State Generation &
  Transmission Association
  Series 2003, Class B+++
  7.144% 07/31/2033                                  135,000             140,141
Tyco International
  Group SA
  6.375% 02/15/2006                                  375,000             393,715
Tyco International
  Group SA
  6.375% 10/15/2011                                  325,000             345,729
Tyco International
  Group SA
  6.875% 01/15/2029                                  165,000             172,740
United Rentals
  North America, Inc.
  6.500% 02/15/2012                                  180,000             170,100
US Airways,
  Inc. Cl. B* +++++
  7.500% 04/15/2008                                  434,841                   -
USA Interactive
  7.000% 01/15/2013                                  235,000             253,424
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                  195,000             219,020

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Vodafone Group PLC
  5.375% 01/30/2015                         $         25,000    $         24,619
Vulcan Materials Co.
  6.000% 04/01/2009                                  250,000             267,767
The Walt Disney Co.
  6.750% 03/30/2006                                  175,000             185,375
Washington Mutual, Inc.
  2.400% 11/03/2005                                  425,000             422,048
Weyerhaeuser Co.
  5.500% 03/15/2005                                   67,000              68,417
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                  675,000             687,012
XTO Energy, Inc.
  4.900% 02/01/2014                                  225,000             211,853
                                                                ----------------

TOTAL CORPORATE DEBT
(COST $36,071,732)                                                    36,299,094
                                                                ----------------
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.4%

COLLATERALIZED MORTGAGE OBLIGATIONS
ABN AMRO Mortgage Corp.
  Series 2003-12, Class 1A
  5.000% 12/25/2033                                  470,458             449,197
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                  309,516             324,155
Countrywide Home
  Loans, Inc.
  Series 2003-42,
  Class 1A1
  3.829% 09/25/2033                                  246,972             246,147
Countrywide Home
  Loans, Inc.
  Series 2004-23,
  Class 1A1
  4.445% 02/25/2034                                  254,878             256,219
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                  371,338             384,059
CS First Boston Mortgage
  Securities Corp.
  Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                  325,000             326,360
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1, Class A1
  2.254% 01/15/2037                                  308,096             301,424
GSR Mortgage Loan Trust
  Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                         $         42,279    $         42,487
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.820% 06/30/2034                                  700,000             707,875
MASTR Asset Securitization
  Trust Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                                  764,765             730,199
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1, Class A1
  6.310% 11/15/2026                                  317,788             327,322
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4, Class IA
  4.317% 07/25/2033                                  284,169             285,877
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1, Class IA
  4.216% 02/25/2034                                  128,738             129,206
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-2AR,
  Class PT3
  5.248% 02/25/2034                                   81,762              82,988
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+++
  5.323% 02/18/2034                                  237,858             241,322
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+++
  6.920% 02/03/2014                                1,000,000           1,096,153
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2004-2, Class 2A
  5.095% 03/25/2034                                  548,907             554,209
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                   54,835              55,684
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                  224,234             228,158
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                         $        575,755    $        566,327
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                  272,710             287,415
Washington Mutual
  MSC Mortgage
  Pass-Through Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                  576,973             597,206
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                  829,977             792,468
Washington Mutual, Inc.
  Series 2004-AR2, Class A
  2.574% 04/25/2044                                  650,155             651,920
                                                                ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $9,653,955)                                                      9,664,377
                                                                ----------------

SOVEREIGN DEBT OBLIGATIONS -- 0.1%
Republic of South Africa
  6.500% 06/02/2014                                  200,000             202,000
United Mexican States
  8.375% 01/14/2011                                  190,000             214,700
                                                                ----------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $411,662)                                                          416,700
                                                                ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 5.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 0.6%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                  185,627             193,683
                                                                ----------------

PASS-THROUGH SECURITIES -- 0.5%
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                  234,339             244,619
FHLMC
  6.500% 08/01/2016                                   81,547              86,268
FHLMC
  6.625% 09/15/2009                                  875,000             968,025
FHLMC
  8.000% 06/01/2027                                  147,538             161,295

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
FHLMC
  9.000% 03/01/2017                         $         16,294    $         17,604
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                          1,477,811
                                                                ----------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                    1,671,494
                                                                ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 0.4%
PASS-THROUGH SECURITIES
FNMA
  6.000% 05/01/2016                                   87,721              91,542
FNMA
  7.000% 01/01/2031-
         05/01/2031                                  237,260             250,847
FNMA
  7.500% 10/01/2029-
         05/01/2030                                  410,321             441,260
FNMA
  8.000% 05/01/2013-
         10/01/2031                                  186,283             202,543
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                            986,192
                                                                ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 4.6%
PASS-THROUGH SECURITIES
GNMA
  5.000% 08/15/2033-
         02/15/2034                                7,912,768           7,690,480
GNMA
  5.500% 12/15/2032                                3,638,423           3,645,245
GNMA
  6.000% 01/15/2032-
         08/15/2032                                  687,666             706,199
GNMA
  6.500% 06/15/2023-
         12/15/2023                                  326,229             343,053
GNMA
  7.000% 08/15/2023-
         08/15/2032                                  262,886             280,025
GNMA
  7.500% 10/15/2006-
         06/15/2017                                  202,877             219,209
GNMA
  8.000% 03/15/2005-
         07/15/2008                                   92,203             101,062
GNMA
  9.000% 12/15/2008-
         05/15/2009                                   66,833              71,550
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                         13,056,823
                                                                ----------------

OTHER AGENCIES -- 0.0%

PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                         $         97,478    $         90,121
                                                                ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $15,877,852)                                                    15,804,630
                                                                ----------------
U.S. TREASURY OBLIGATIONS -- 6.4%

U.S. TREASURY BONDS -- 1.8%
U.S. Treasury Bond+
  6.125% 08/15/2029                                1,215,000           1,336,690
U.S. Treasury Bond
  6.875% 08/15/2025                                  200,000             237,938
U.S. Treasury Bond++++
  8.750% 05/15/2017                                2,625,000           3,558,926
                                                                ----------------

TOTAL U.S. TREASURY BONDS                                              5,133,554
                                                                ----------------
U.S. TREASURY NOTES -- 4.6%
U.S. Treasury Note+
  2.000% 05/15/2006                                3,400,000           3,360,156
U.S. Treasury Note+
  3.375% 11/15/2008                                5,130,000           5,075,494
U.S. Treasury Note+
  3.875% 02/15/2013                                2,250,000           2,151,914
U.S. Treasury Note+
  5.000% 08/15/2011                                2,200,000           2,297,625
                                                                ----------------

TOTAL U.S. TREASURY NOTES                                             12,885,189
                                                                ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $17,396,770)                                                    18,018,743
                                                                ----------------

TOTAL BONDS & NOTES
(COST $80,940,058)                                                    81,747,752
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $241,769,856)                                                  257,070,785
                                                                ----------------

SHORT-TERM INVESTMENTS -- 16.5%

CASH EQUIVALENTS -- 8.5%**
American AAdvantage
  Select Money
  Market Fund                                        646,797             646,797
Bank of America
  Bank Note
  1.500% 07/21/2004                                  889,346             889,346
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                  808,496             808,496
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                  210,209             210,209
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                         $        676,359    $        676,359
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                  646,797             646,797
BGIF Prime
  Money Market Fund                                1,245,084           1,245,084
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  404,248             404,248
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                   80,850              80,850
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                1,616,992           1,616,992
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                1,293,593           1,293,593
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  646,797             646,797
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                  589,394             589,394
Fannie Mae Discount Note
  0.960% 07/01/2004                                  485,098             485,098
Fannie Mae Discount Note
  1.131% 07/14/2004                                  242,549             242,549
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  242,549             242,549
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  242,549             242,549
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                1,131,894           1,131,894
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  323,398             323,398
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                  242,549             242,549
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  404,248             404,248
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  404,716             404,716
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  241,734             241,734

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
General Electric
  Capital Corp.
  1.221% 07/23/2004                         $         80,028    $         80,028
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  403,365             403,365
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        404,248             404,248
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  485,098             485,098
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                  242,549             242,549
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                1,293,593           1,293,593
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        584,397             584,397
Merrimac Cash Fund,
  Premium Class                                    2,587,187           2,587,187
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                  840,836             840,836
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                  242,549             242,549
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                  808,496             808,496
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                  808,496             808,496
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  404,248             404,248
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                  242,549             242,549
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  404,248             404,248
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  485,098             485,098
                                                                ----------------
                                                                      24,033,231
                                                                ----------------
COMMERCIAL PAPER -- 8.0%
Baxter International, Inc.
  1.350% 07/06/2004                         $      1,025,000    $      1,024,808
Baxter International, Inc.
  1.380% 07/13/2004                                2,830,000           2,828,698
British Aero
  North America+++
  1.310% 07/12/2004                                4,760,000           4,758,095
Carolina Power & Light Co.
  1.250% 07/02/2004                                4,755,000           4,754,835
Kellogg Co.+++
  1.200% 07/08/2004                                4,480,000           4,478,955
Kinder Morgan
  Energy Partners LP+++
  1.280% 07/01/2004                                1,920,000           1,920,000
Reed Elsevier+++
  1.200% 07/07/2004                                2,985,000           2,984,403
                                                                ----------------
                                                                      22,749,794
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   46,783,025
                                                                ----------------

TOTAL INVESTMENTS -- 107.1%
(COST $288,552,881)***                                               303,853,810

OTHER ASSETS/
(LIABILITIES) -- (7.1%)                                              (20,115,438)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    283,738,372
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
++ This security is valued in good faith under procedures established by the board of directors.
+++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $21,030,201 or 7.4% of net assets.
++++ This security is held as collateral for open futures contracts. (NOTE 2). +++++ Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL STRATEGIC BALANCED FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 57.5%

AEROSPACE & DEFENSE -- 2.4%
Boeing Co.                                            30,100    $      1,537,809
Honeywell
  International, Inc.                                 38,800           1,421,244
Raytheon Co.                                          69,400           2,482,438
                                                                ----------------
                                                                       5,441,491
                                                                ----------------
AIR TRANSPORTATION -- 0.9%
AMR Corp.*                                            24,200             293,062
Continental Airlines,
  Inc. Cl. B*                                         27,100             308,127
Delta Air Lines, Inc.*                                43,100             306,872
Frontier Airlines, Inc.*                              23,500             255,680
Northwest Airlines Corp.*                             26,500             294,680
Southwest Airlines Co.                                35,200             590,304
US Airways Group,
  Inc. Cl. A*                                             73                 172
US Airways Group, Inc.
  Escrow shares                                      130,000                   0
                                                                ----------------
                                                                       2,048,897
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.3%
Tommy Hilfiger Corp.*                                 50,600             766,084
                                                                ----------------
AUTOMOTIVE & PARTS -- 0.4%
Delphi Corp.                                          81,200             867,216
                                                                ----------------
BANKING, SAVINGS & LOANS -- 2.1%
Bank of New York
  Co., Inc.                                           22,400             660,352
Bank One Corp.                                        27,000           1,377,000
J.P. Morgan Chase & Co.                               40,900           1,585,693
Mitsubishi Tokyo
  Financial Group, Inc.                                   11             101,819
State Street Corp.                                    23,300           1,142,632
                                                                ----------------
                                                                       4,867,496
                                                                ----------------
BEVERAGES -- 0.4%
PepsiCo, Inc.                                         16,300             878,244
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 3.7%
Comcast Corp.
  Special Cl. A*                                      57,400           1,584,814
InterActive Corp.*                                     8,900             268,246
Liberty Media Corp. Cl. A                            193,300           1,737,767
Liberty
  Media International,
  Inc. Cl. A*                                          9,665             358,571
News Corp.
  Limited Sponsored
  ADR (Australia)                                     46,300           1,639,946
Time Warner, Inc.*                                   127,200    $      2,236,176
Viacom, Inc. Cl. B                                    15,600             557,232
                                                                ----------------
                                                                       8,382,752
                                                                ----------------
CHEMICALS -- 2.1%
Cabot Corp.                                           30,000           1,221,000
Dow Chemical Co.                                      42,400           1,725,680
Engelhard Corp.                                       58,100           1,877,211
WGI Heavy
  Minerals, Inc.*                                     10,200              60,996
                                                                ----------------
                                                                       4,884,887
                                                                ----------------
COMMERCIAL SERVICES -- 1.4%
Fluor Corp.                                           11,900             567,273
Ikon Office Solutions, Inc.                           82,000             940,540
Waste Management, Inc.                                53,900           1,652,035
                                                                ----------------
                                                                       3,159,848
                                                                ----------------
COMMUNICATIONS -- 2.0%
Lucent
  Technologies, Inc.*                                441,700           1,669,626
Nokia Oyj Sponsored
  ADR (Finland)                                      123,300           1,792,782
SBC
  Communications, Inc.                                45,900           1,113,075
Socket
  Communications, Inc.*                                3,000               8,580
                                                                ----------------
                                                                       4,584,063
                                                                ----------------
COMMUNICATIONS EQUIPMENT -- 1.3%
Motorola, Inc.                                       158,600           2,894,450
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.7%
3Com Corp.*                                            3,800              23,750
Unisys Corp.*                                        119,900           1,664,212
                                                                ----------------
                                                                       1,687,962
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.4%
RealNetworks, Inc.*                                  124,700             852,948
                                                                ----------------
COMPUTERS & INFORMATION -- 1.1%
Solectron Corp.*                                     407,119           2,634,060
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 0.6%
International Business
  Machines Corp.                                      16,400           1,445,660
                                                                ----------------
CONTAINERS -- 0.0%
Smurfit-Stone
  Container Corp.                                      3,600              71,820
                                                                ----------------
ELECTRIC UTILITIES -- 0.1%
Calpine Corp.*                                        37,900             163,728
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 2.3%
Intel Corp.                                           67,200    $      1,854,720
Lattice
  Semiconductor Corp.*                                25,600             179,456
Sony Corp.                                             1,000              37,667
Taiwan Semiconductor
  Manufacturing Co.
  Limited Sponsored
  ADR (Taiwan)                                       215,281           1,788,989
Texas Instruments, Inc.                               56,900           1,375,842
                                                                ----------------
                                                                       5,236,674
                                                                ----------------
ENERGY -- 4.1%
Anadarko
  Petroleum Corp.                                     26,900           1,576,340
ChevronTexaco Corp.                                   26,400           2,484,504
GlobalSantaFe Corp.                                   54,000           1,431,000
Halliburton Co.                                       40,500           1,225,530
Murphy Oil Corp.                                      19,400           1,429,780
The Williams
  Companies, Inc.                                    113,200           1,347,080
                                                                ----------------
                                                                       9,494,234
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.0%
Metro-Goldwyn-Mayer, Inc.                             51,500             623,150
The Walt Disney Co.                                   67,500           1,720,575
                                                                ----------------
                                                                       2,343,725
                                                                ----------------
FINANCIAL SERVICES -- 2.1%
American Express Co.                                  45,000           2,312,100
Merrill Lynch & Co., Inc.                             30,400           1,640,992
Morgan Stanley                                        16,300             860,151
                                                                ----------------
                                                                       4,813,243
                                                                ----------------
FOODS -- 0.7%
Safeway, Inc.*                                        60,200           1,525,468
                                                                ----------------
FOREST PRODUCTS & PAPER -- 1.7%
Georgia-Pacific Corp.                                 59,200           2,189,216
Weyerhaeuser Co.                                      27,500           1,735,800
                                                                ----------------
                                                                       3,925,016
                                                                ----------------
HEALTHCARE -- 1.6%
Enzo Biochem, Inc.*                                   50,400             756,000
GlaxoSmithKline PLC
  ADR (United Kingdom)                                41,200           1,708,152
UnitedHealth Group, Inc.                              18,900           1,176,525
                                                                ----------------
                                                                       3,640,677
                                                                ----------------
INSURANCE -- 6.0%
Ambac Financial
  Group, Inc.                                         23,800           1,747,872

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
American International
  Group, Inc.                                         29,800    $      2,124,144
Assured Guaranty, Ltd.*                               18,900             320,355
Chubb Corp.                                           24,500           1,670,410
The Hartford Financial
  Services Group, Inc.                                19,600           1,347,304
Marsh & McLennan
  Companies, Inc.                                     30,100           1,365,938
MBIA, Inc.                                            16,100             919,632
MGIC Investment Corp.                                 26,400           2,002,704
The PMI Group, Inc.                                    8,000             348,160
Radian Group, Inc.                                    42,400           2,030,960
United American
  Healthcare Corp.*                                      700               3,605
                                                                ----------------
                                                                      13,881,084
                                                                ----------------
MACHINERY & COMPONENTS -- 0.8%
Caterpillar, Inc.                                     18,900           1,501,416
Chicago Bridge &
  Iron Co. NV                                         14,000             389,900
                                                                ----------------
                                                                       1,891,316
                                                                ----------------
MEDICAL SUPPLIES -- 1.0%
Agilent
  Technologies, Inc.*                                 79,400           2,324,832
                                                                ----------------
METALS & MINING -- 3.0%
Alcoa, Inc.                                           64,300           2,123,829
Allegheny
  Technologies, Inc.                                  34,100             615,505
Newmont Mining Corp.                                  50,100           1,941,876
RTI International
  Metals, Inc.*                                       36,510             582,334
The Shaw Group, Inc.*                                 52,100             527,773
United States Steel Corp.                             32,800           1,151,936
                                                                ----------------
                                                                       6,943,253
                                                                ----------------
PHARMACEUTICALS -- 6.2%
Abbott Laboratories                                   49,000           1,997,240
Amgen, Inc.*                                          12,100             660,297
Aphton Corp.*                                        106,400             425,600
Bentley
  Pharmaceuticals, Inc.*                              24,300             333,882
Genelabs
  Technologies, Inc.*                                 74,600             172,326
Johnson & Johnson                                     42,200           2,350,540
McKesson Corp.                                        46,700           1,603,211
Merck & Co., Inc.                                     50,900           2,417,750
Pfizer, Inc.                                          66,300           2,272,764
Wyeth                                                 44,300           1,601,888
XOMA Limited*                                         96,400             431,872
                                                                ----------------
                                                                      14,267,370
                                                                ----------------
PREPACKAGED SOFTWARE -- 1.9%
Actuate Corp.*                                         9,400              37,130
Micromuse, Inc.*                                     132,400             885,756
Microsoft Corp.                                       74,200           2,119,152
SunGard Data
  Systems, Inc.*                                      49,400    $      1,284,400
                                                                ----------------
                                                                       4,326,438
                                                                ----------------
RETAIL -- 0.9%
Costco Wholesale Corp.                                15,500             636,585
The Home Depot, Inc.                                  43,000           1,513,600
                                                                ----------------
                                                                       2,150,185
                                                                ----------------
TELEPHONE UTILITIES -- 1.5%
Nippon Telegraph &
  Telephone Corp.
  ADR (Japan)                                         67,500           1,811,700
Vodafone Group
  PLC Sponsored
  ADR (United Kingdom)                                74,500           1,646,450
                                                                ----------------
                                                                       3,458,150
                                                                ----------------
TOYS, GAMES -- 1.1%
Hasbro, Inc.                                          81,000           1,539,000
Mattel, Inc.                                          54,000             985,500
                                                                ----------------
                                                                       2,524,500
                                                                ----------------
TRANSPORTATION -- 1.1%
Carnival Corp.                                        51,200           2,406,400
                                                                ----------------
TRAVEL -- 0.6%
Sabre Holdings Corp.                                  46,100           1,277,431
                                                                ----------------

TOTAL EQUITIES
(COST $129,700,926)                                                  132,061,602
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
BONDS & NOTES -- 32.8%

ASSET BACKED SECURITIES -- 0.8%
Credit-Based Asset
  Servicing and
  Securitization
  Series 2004-RP1,
  Class A2+
  1.389% 05/25/2050                         $        800,000             800,000
MBNA Master Credit
  Card Trust
  Series 2002-3A,
  Class A
  1.479% 09/15/2014                                  260,000             261,625
MMCA Automobile Trust
  Series 2002-2, Class A3
  3.670% 07/17/2006                                   96,062              96,383
Nissan Auto Receivables
  Owner Trust
  Series 2002-B, Class A4
  4.600% 09/17/2007                                  700,000             713,891
Option One Mortgage
  Securities Corp. Trust
  Series 2003-1, Class N+
  1.710% 01/26/2010                         $         42,386    $         42,426
                                                                ----------------

TOTAL ASSET BACKED
SECURITIES
(COST $1,916,464)                                                      1,914,325
                                                                ----------------
CORPORATE DEBT -- 6.0%
Altria Group, Inc.
  7.000% 11/04/2013                                  395,000             402,238
Anadarko Finance Co.
  6.750% 05/01/2011                                  205,000             225,474
Anheuser-Busch Cos., Inc.
  4.950% 01/15/2014                                  265,000             260,654
AOL Time Warner, Inc.
  6.875% 05/01/2012                                  245,000             264,745
AOL Time Warner, Inc.
  7.700% 05/01/2032                                  235,000             256,719
Apache Corp.
  6.250% 04/15/2012                                  205,000             222,965
Bank of America Corp.
  3.875% 01/15/2008                                  345,000             344,443
Bank One Corp.
  6.500% 02/01/2006                                  370,000             390,464
British Telecom PLC
  8.375% 12/15/2010                                  160,000             186,850
ChevronTexaco Capital Co.
  3.500% 09/17/2007                                  230,000             229,736
Citigroup, Inc.
  3.500% 02/01/2008                                  390,000             384,635
The Cleveland Electric
  Illuminating Co.+
  5.650% 12/15/2013                                   40,000              38,924
Comcast Corp.
  6.500% 01/15/2015                                  395,000             409,397
Conoco, Inc.
  6.950% 04/15/2029                                  375,000             412,855
ConocoPhillips Co.
  4.750% 10/15/2012                                  190,000             185,667
COX
  Communications, Inc.
  3.875% 10/01/2008                                  120,000             116,995
Credit Suisse First
  Boston USA, Inc.
  4.625% 01/15/2008                                  150,000             152,794
DaimlerChrysler NA Holding Corp.
  4.050% 06/04/2008                                  235,000             230,423
Deutsche
  Telekom International
  Finance BV
  5.250% 07/22/2013                                   75,000              73,015
Devon Energy Corp.
  7.950% 04/15/2032                                  220,000             254,119

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Dominion Resources, Inc.
  5.700% 09/17/2012                         $        185,000    $        188,167
Duke Energy Corp.
  5.625% 11/30/2012                                  225,000             224,361
El Paso Natural Gas Co.
  8.375% 06/15/2032                                  190,000             181,450
Export-Import
  Bank of Korea+
  5.250% 02/10/2014                                    5,000               4,793
FirstEnergy Corp.
  Series B
  6.450% 11/15/2011                                   60,000              62,205
FirstEnergy Corp.
  Series C
  7.375% 11/15/2031                                  315,000             328,319
Ford Motor Credit Co.
  6.875% 02/01/2006                                  525,000             550,671
Gaz Capital SA+
  8.625% 04/28/2034                                   40,000              38,750
General Electric
  Capital Corp.
  4.250% 01/15/2008                                  380,000             384,759
General Motors
  Acceptance Corp.
  5.625% 05/15/2009                                  460,000             459,078
Goldman Sachs
  Group, Inc.
  4.125% 01/15/2008                                  265,000             265,803
Household Finance Corp.
  4.625% 01/15/2008                                  375,000             381,735
Intelsat Limited
  6.500% 11/01/2013                                   30,000              26,503
International Paper Co.
  5.500% 01/15/2014                                  115,000             112,581
JP Morgan Chase & Co.
  3.625% 05/01/2008                                  545,000             538,967
Kellogg Co.
  6.600% 04/01/2011                                  190,000             208,405
Kraft Foods, Inc.
  5.625% 11/01/2011                                  210,000             213,631
Lehman Brothers
  Holdings, Inc.
  4.000% 01/22/2008                                  190,000             189,618
MeadWestvaco Corp.
  6.850% 04/01/2012                                   70,000              75,090
Morgan Stanley
  3.625% 04/01/2008                                  310,000             304,653
Oncor Electric
  Delivery Co.
  6.375% 01/15/2015                                   70,000              73,717
Pacific Gas & Electric Co.
  1.810% 04/03/2006                                   10,000              10,006
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                   10,000               9,406
Philip Morris Cos., Inc.
  7.750% 01/15/2027                         $         10,000    $         10,225
Qwest Capital
  Funding, Inc.
  7.250% 02/15/2011                                   40,000              34,200
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                   30,000              23,550
Qwest Corp.+
  9.125% 03/15/2012                                   10,000              10,800
SLM Corp.
  4.225% 04/01/2009                                   10,000               9,806
Sprint Capital Corp.
  4.780% 08/17/2006                                   65,000              66,258
Sprint Capital Corp.
  6.000% 01/15/2007                                  480,000             502,668
Target Corp. 5.4%
  5.400% 10/01/2008                                  255,000             267,214
Tyco International
  Group SA
  6.375% 10/15/2011                                  180,000             191,481
Tyco International
  Group SA
  6.875% 01/15/2029                                  380,000             397,826
U.S. West
  Communications, Inc.
  5.625% 11/15/2008                                   30,000              29,325
Verizon Global
  Funding Corp.
  7.375% 09/01/2012                                  190,000             213,706
Wachovia Asset
  Securitization, Inc.
  Series 2002-HE1,
  Class A
  1.670% 09/27/2032                                  601,723             605,726
Wal-Mart Stores, Inc.
  3.375% 10/01/2008                                  315,000             306,169
Waste Management, Inc.
  6.375% 11/15/2012                                  175,000             185,135
Wells Fargo & Co.
  3.500% 04/04/2008                                  350,000             344,913
Weyerhaeuser Co.
  6.750% 03/15/2012                                  315,000             341,130
Williams Cos.,
  Inc. Series A
  7.500% 01/15/2031                                  290,000             262,450
XTO Energy, Inc.
  7.500% 04/15/2012                                   80,000              90,269
                                                                ----------------

TOTAL CORPORATE DEBT
(COST $14,304,608)                                                    13,768,631
                                                                ----------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.1%
COLLATERALIZED MORTGAGE OBLIGATIONS
Amresco Residential
  Securities Mortgage
  Loan Trust
  Series 1997-3,
  Class M1A
  1.460% 09/25/2027                         $        169,483    $        169,519
Bear Stearns Adjustable
  Rate Mortgage Trust
  Series 2004-4, Class A6
  3.517% 06/25/2034                                  800,000             766,125
Chase Commercial
  Mortgage Securities
  Corp. Series 2000-FL1,
  Class A+
  1.491% 12/12/2013                                  113,554             113,517
CRIIMI MAE Commercial
  Mortgage Trust
  Series 1998-C1,
  Class A2+
  7.000% 06/02/2033                                  200,000             211,367
Green Tree Home
  Improvement Loan
  Trust Series 1999-E,
  Class M1
  8.130% 03/15/2023                                  339,749             341,660
HFC Home Equity
  Loan Asset
  Backed Certificates
  Series 2002-4, Class A
  1.830% 10/20/2032                                  144,025             144,373
Long Beach Mortgage
  Loan Trust
  Series 2003-1, Class A2
  1.500% 03/25/2033                                   83,898              84,003
MLCC Mortgage
  Investors, Inc.
  Series 2004-B, Class A3
  2.875% 05/25/2029                                  793,495             797,587
Mutual Fund Fee Trust
  Series 2000-3
  9.070% 07/01/2008                                  731,973             247,041
Residential Asset
  Mortgage Products, Inc.
  Series 2002-RS4,
  Class A11
  1.410% 08/25/2032                                  142,727             141,657
Residential Asset
  Mortgage Products, Inc.
  Series 2004-RP1,
  Class A2A
  1.400% 03/01/2034                                  755,808             755,808

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
UCFC Home Equity
  Loan Series 1998-D,
  Class MF1
  6.905% 04/15/2030                         $        180,000    $        185,984
Wachovia
  Bank Commercial
  Mortgage Trust
  Series 2002-WHALE 1,
  Class A1+
  1.400% 03/15/2015                                   79,688              79,683
Washington Mutual MSC
  Mortgage Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                  683,820             707,800
Washington Mutual, Inc.
  Series 2004-AR7,
  Class A6
  3.963% 07/25/2034                                  100,000              99,437
                                                                ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $4,876,652)                                                      4,845,561
                                                                ----------------

SOVEREIGN DEBT OBLIGATIONS -- 4.8%
Bundesobligation
  3.250% 04/17/2009                                2,600,000           3,113,465
Republic of Brazil
  2.125% 04/15/2012                                  131,765             110,189
Republic of Brazil
  8.000% 04/15/2014                                  187,643             171,225
Republic of Brazil
  11.000% 08/17/2040                                  70,000              65,975
Republic of Brazil
  12.750% 01/15/2020                                 130,000             138,450
Republic of Brazil
  14.500% 10/15/2009                                 330,000             384,450
Republic of Bulgaria+
  8.250% 01/15/2015                                  360,000             418,885
Republic of Colombia
  10.500% 07/09/2010                                  70,000              74,900
Republic of Colombia
  11.750% 02/25/2020                                  90,000              98,325
Republic of Germany
  4.250% 01/04/2014                                1,700,000           2,058,168
Republic of Germany
  5.500% 01/04/2031                                1,300,000           1,711,496
Republic of Panama
  9.375% 01/16/2023                                   30,000              30,600
Republic of Panama
  9.625% 02/08/2011                                   70,000              77,525
Republic of Panama
  10.750% 05/15/2020                                  70,000              78,400
Republic of Peru
  5.000% 03/07/2017                                  127,400             110,201
Republic of Peru
  8.750% 11/21/2033                         $        100,000    $         87,800
Republic of Peru
  9.125% 02/21/2012                                   30,000              30,750
Russian Federation
  5.000% 03/31/2030                                  850,000             776,050
United Mexican States
  7.500% 04/08/2033                                  619,000             599,192
United Mexican States
  8.375% 01/14/2011                                  370,000             418,100
United Mexican States
  11.500% 05/15/2026                                 350,000             490,700
                                                                ----------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $11,451,239)                                                    11,044,846
                                                                ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 8.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC)-- 0.6%
PASS-THROUGH SECURITIES
Federal Home Loan Bank
  0.993% 10/05/2005                                  910,000             909,802
Federal Home Loan Bank
  1.875% 06/15/2006                                   10,000               9,796
Federal Home Loan Bank
  2.750% 05/15/2006                                  220,000             219,044
Federal Home Loan Bank
  5.250% 06/18/2014                                  110,000             110,634
FHLMC
  5.500% 02/01/2019                                  189,248             193,768
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                          1,443,044
                                                                ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA)-- 0.3%
PASS-THROUGH SECURITIES
FNMA
  2.375% 02/15/2007                                   10,000               9,761
FNMA
  2.800% 03/01/2019                                   20,000              19,668
FNMA
  3.000% 04/26/2019                                  440,000             432,576
FNMA
  6.000% 08/01/2017                                  169,103             176,468
                                                                ----------------

TOTAL PASS-THROUGH SECURITIES                                            638,473
                                                                ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA)-- 7.2%
PASS-THROUGH SECURITIES
GNMA
  5.000% 05/15/2034                                5,426,564           5,271,186
GNMA
  5.500% 12/15/2032-
         04/15/2034                                7,488,431           7,500,395
GNMA
  6.000% 02/15/2032-
         03/15/2033                         $      3,641,828    $      3,738,027

TOTAL PASS-THROUGH SECURITIES                                         16,509,608
                                                                ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $18,799,049)                                                    18,591,125
                                                                ----------------

U.S. TREASURY OBLIGATIONS -- 11.0%

U.S. TREASURY BONDS -- 1.5%
U.S. Treasury Bond
  5.375% 02/15/2031                                3,000,000           3,026,250
U.S. Treasury Bond
  6.250% 08/15/2023                                   20,000              22,153
U.S. Treasury Bond
  6.250% 05/15/2030                                   50,000              56,000
U.S. Treasury
  Inflation Index
  3.875% 04/15/2029                                  148,652             188,928
                                                                ----------------

TOTAL U.S. TREASURY BONDS                                              3,293,331
                                                                ----------------

U.S. TREASURY NOTES -- 9.1%
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                5,035,883           5,002,834
U.S. Treasury Note
  2.625% 03/15/2009                               16,700,000          15,891,094
U.S. Treasury Note
  3.250% 01/15/2009                                   20,000              19,625
U.S. Treasury Note
  4.250% 11/15/2013                                   40,000              38,944
                                                                ----------------

TOTAL U.S. TREASURY NOTES                                             20,952,497
                                                                ----------------

U.S. TREASURY STRIPS -- 0.4%
U.S. Treasury Strips
  0.000% 11/15/2021                                2,500,000             953,566
                                                                ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $26,368,540)                                                    25,199,394
                                                                ----------------

TOTAL BONDS & NOTES
(COST $77,716,552)                                                    75,363,882
                                                                ----------------

OPTIONS -- 0.0%
90 Day Sterling
  LIBOR Futures,
  September 2005
  Call, Expires 9/21/2005,
  Strike 93.25                                        46,250             118,359
                                                                ----------------

TOTAL OPTIONS
(COST $113,855)                                                          118,359
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $207,531,333)                                                  207,543,843
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
SHORT-TERM INVESTMENTS -- 9.4%

DISCOUNT NOTES -- 1.3%
Federal Home Loan Bank***
  1.040% 07/16/2004                         $        940,000    $        939,593
FHLMC***
  1.041% 07/26/2004                                  960,000             959,306
FNMA***
  1.035% 07/21/2004                                  930,000             929,466
FNMA**
  1.075% 09/08/2004                                   60,000              59,878
FNMA**
  1.370% 09/08/2004                                   20,000              19,947
                                                                ----------------
                                                                       2,908,190
                                                                ----------------
REPURCHASE AGREEMENT -- 8.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004***(a)                            18,695,872          18,695,872
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   21,604,062
                                                                ----------------

TOTAL INVESTMENTS -- 99.7%
(COST $229,135,395)****                                              229,147,905

OTHER ASSETS/
(LIABILITIES) -- 0.3%                                                    702,151
                                                                ----------------

NET ASSETS -- 100.0%                                            $    229,850,056
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    This security is held as collateral for open futures contracts. (NOTE 2).
*** All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
****  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $1,759,145 or 0.8% of net assets.
(a) Maturity value of $18,696,236. Collaterized by U.S. Government Agency obligation with a rate of 3.660%, a maturity date of 04/01/2033, and an aggregate market value, including accrued interest, of $19,630,666.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 98.5%

ADVERTISING -- 0.0%
Harte-Hanks, Inc.                                        200    $          4,882
Lamar Advertising Co.*                                   500              21,675
                                                                ----------------
                                                                          26,557
                                                                ----------------
AEROSPACE & DEFENSE -- 3.6%
Alliant Techsystems, Inc.*                               300              19,002
Boeing Co.                                            30,600           1,563,354
General Dynamics Corp.                                 9,700             963,210
Goodrich Corp.                                        40,200           1,299,666
Honeywell
  International, Inc.                                 26,700             978,021
Lockheed Martin Corp.                                194,600          10,134,768
Northrop Grumman Corp.                                 5,700             306,090
Raytheon Co.                                          13,100             468,587
Rockwell Collins, Inc.                               430,800          14,354,256
TRW, Inc.*                                               700              13,195
United Defense
  Industries, Inc.*                                      200               7,000
United Technologies Corp.                             12,100           1,106,908
                                                                ----------------
                                                                      31,214,057
                                                                ----------------
AIR TRANSPORTATION -- 0.0%
AMR Corp.*                                             2,800              33,908
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 1.8%
American Eagle
  Outfitters, Inc.*                                    5,100             147,441
AnnTaylor Stores Corp.*                                  600              17,388
Claire's Stores, Inc.                                    300               6,510
Jones Apparel Group, Inc.                              6,600             260,568
Limited Brands                                       707,900          13,237,730
Liz Claiborne, Inc.                                   22,100             795,158
Nordstrom, Inc.                                       12,300             524,103
Polo Ralph Lauren Corp.                                  700              24,115
Reebok
  International Limited                                  900              32,382
VF Corp.+                                              4,600             224,020
                                                                ----------------
                                                                      15,269,415
                                                                ----------------
AUTOMOTIVE & PARTS -- 1.2%
American Axle &
  Manufacturing
  Holdings, Inc.                                      17,000             618,120
Autoliv, Inc.+                                        35,200           1,485,440
AutoNation, Inc.*                                      5,600              95,760
BorgWarner, Inc.                                      17,000             744,090
Dana Corp.                                            33,100             648,760
Delphi Corp.+                                         14,900             159,132
Ford Motor Co.+                                       63,600             995,340
General Motors Corp.+                                 44,700           2,082,573
Genuine Parts Co.                                      4,100    $        162,688
Lear Corp.                                            23,100           1,362,669
Magna International,
  Inc. Cl. A                                          11,800           1,005,006
Paccar, Inc.                                          10,900             632,091
SPX Corp.                                              2,900             134,676
                                                                ----------------
                                                                      10,126,345
                                                                ----------------
BANKING, SAVINGS & LOANS -- 17.8%
AmSouth Bancorp                                       10,200             259,794
Associated Banc-Corp                                   4,150             122,964
Astoria Financial Corp.                                5,300             193,874
Bank of America Corp.                                282,534          23,908,027
Bank of Hawaii Corp.                                   5,000             226,100
Bank of New York
  Co., Inc.                                           19,600             577,808
Bank One Corp.                                        97,300           4,962,300
Banknorth Group, Inc.                                  4,900             159,152
BB&T Corp.                                            10,272             379,756
BOK Financial Corp.*                                     300              11,781
Capital One
  Financial Corp.                                      4,700             321,386
Capitol Federal Financial                                600              17,940
Charter One Financial, Inc.                            6,515             287,898
Citigroup, Inc.                                      700,300          32,563,950
City National Corp.                                    1,200              78,840
The Colonial
  BancGroup, Inc.                                      4,800              87,216
Comerica, Inc.                                        29,400           1,613,472
Commerce
  Bancshares, Inc.                                     1,690              77,647
Compass Bancshares, Inc.                               3,500             150,500
Cullen/Frost Bankers, Inc.                               900              40,275
Fannie Mae                                            12,400             884,864
Fifth Third Bancorp+                                 119,400           6,421,332
First Horizon
  National Corp.                                       3,600             163,692
FirstMerit Corp.                                         200               5,274
Freddie Mac                                          278,900          17,654,370
Fulton Financial Corp.                                   420               8,463
Golden West
  Financial Corp.                                      2,500             265,875
Greenpoint
  Financial Corp.                                      3,300             131,010
Hibernia Corp. Cl. A                                   4,500             109,350
Hudson United Bancorp                                  1,200              44,736
Independence Community
  Bank Corp.                                           3,100             112,840
International
  Bancshares Corp.                                       500              20,275
J.P. Morgan Chase & Co.                              155,200           6,017,104
KeyCorp                                               65,000    $      1,942,850
M&T Bank Corp.                                           400              34,920
Marshall and Ilsley Corp.                              8,700             340,083
Mellon Financial Corp.                                 5,400             158,382
National City Corp.                                   66,000           2,310,660
National Commerce
  Financial Corp.                                      6,000             195,000
New York Community
  Bancorp, Inc.                                        7,599             149,168
North Fork
  Bancorporation, Inc.                                 3,400             129,370
Northern Trust Corp.                                   4,000             169,120
Peoples Bank Bridgeport                                1,100              34,265
Popular, Inc.                                          3,800             162,526
Provident Financial
  Group, Inc.+                                         1,200              47,352
Providian Financial Corp.*                            12,100             177,507
Regions Financial Corp.+                              40,300           1,472,965
Sky Financial Group, Inc.                              2,600              64,298
SLM Corp.                                            261,700          10,585,765
The South Financial
  Group, Inc.                                          1,700              48,178
SouthTrust Corp.                                      66,500           2,580,865
Sovereign Bancorp, Inc.                                8,900             196,690
State Street Corp.                                     5,400             264,816
Student Loan Corp.                                       100              13,650
SunTrust Banks, Inc.+                                 26,300           1,709,237
Synovus Financial Corp.                                2,700              68,364
TCF Financial Corp.                                      300              17,415
U.S. Bancorp                                         143,000           3,941,080
Union Planters Corp.                                  30,850             919,638
UnionBanCal Corp.                                      2,200             124,080
Valley National Bancorp                                2,610              65,981
W Holding Co., Inc.                                    6,900             118,473
Wachovia Corp.                                       115,500           5,139,750
Washington Federal, Inc.                               2,304              55,296
Washington Mutual, Inc.                               90,400           3,493,056
Webster Financial Corp.                                1,500              70,530
Wells Fargo & Co.                                    336,000          19,229,280
Westcorp                                               5,300             240,885
WFS Financial, Inc.                                    2,600             128,726
Whitney Holding Corp.                                  2,100              93,807
Wilmington Trust Corp.                                 2,000              74,440
Zions Bancorp                                          2,600             159,770
                                                                ----------------
                                                                     154,608,103
                                                                ----------------
BEVERAGES -- 1.9%
Anheuser-Busch
  Companies, Inc.                                        200              10,800
Brown-Forman
  Corp. Cl. B                                            500              24,135

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
The Coca-Cola Co.                                      3,200    $        161,536
Coca-Cola Enterprises, Inc.                           13,500             391,365
Constellation Brands, Inc.*                              100               3,713
Coors (Adolph) Co. Cl. B+                                900              65,106
Diageo PLC Sponsored
  ADR (United Kingdom)+                              275,800          15,100,050
The Pepsi Bottling
  Group, Inc.                                          4,200             128,268
PepsiAmericas, Inc.+                                   2,200              46,728
PepsiCo, Inc.                                          1,800              96,984
                                                                ----------------
                                                                      16,028,685
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 2.6%
Belo Corp. Cl. A                                       4,300             115,455
Citadel Broadcasting Corp.*                              500               7,285
Clear Channel
  Communications, Inc.                                 9,200             339,940
Comcast Corp. Cl. A*                                 102,700           2,878,681
Cox Communications,
  Inc. Cl. A*                                          1,700              47,243
Fox Entertainment Group,
  Inc. Cl. A*                                          4,400             117,480
Gannett Co., Inc.                                    154,200          13,083,870
Hearst-Argyle
  Television, Inc.                                    10,700             275,846
InterActive Corp.*                                     5,500             165,770
Knight Ridder, Inc.                                    2,100             151,200
Lee Enterprises, Inc.                                  1,400              67,214
Liberty Media
  International, Inc. Cl. A*                           1,500              55,650
McClatchy Co. Cl. A                                      500              35,075
Media General, Inc. Cl. A                                400              25,688
New York Times Co. Cl. A                                 500              22,355
Radio One, Inc. Cl. D*                                 1,400              22,414
Time Warner, Inc.*                                   231,400           4,068,012
Tribune Co.                                            1,000              45,540
UnitedGlobalCom,
  Inc. Cl. A*                                          2,400              17,424
Viacom, Inc. Cl. B                                    25,300             903,716
                                                                ----------------
                                                                      22,445,858
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Florida Rock
  Industries, Inc.                                     2,650             111,750
Lafarge
  North America, Inc.                                  1,100              47,630
Louisiana-Pacific Corp.                                8,100             191,565
Martin Marietta
  Materials, Inc.+                                     9,900             438,867
Masco Corp.                                           47,000           1,465,460
Vulcan Materials Co.+                                 12,900             613,395
                                                                ----------------
                                                                       2,868,667
                                                                ----------------
CHEMICALS -- 4.2%
Air Products &
  Chemicals, Inc.                                      4,200    $        220,290
Ashland, Inc.                                         13,300             702,373
BOC Group PLC
  Sponsored ADR
  (United Kingdom)+                                  196,700           6,660,262
Cabot Corp.                                            2,600             105,820
Dow Chemical Co.                                     291,700          11,872,190
Du Pont (E.I.) de
  Nemours & Co.                                       24,000           1,066,080
Eastman Chemical Co.+                                  2,500             115,575
Engelhard Corp.                                        3,900             126,009
International Flavors &
  Fragrances, Inc.                                       500              18,700
The Lubrizol Corp.                                     5,800             212,396
Monsanto Co.                                          16,900             650,650
PPG Industries, Inc.                                 231,100          14,441,439
Rohm & Haas Co.                                        5,100             212,058
The Scotts Co. Cl. A*                                  4,200             268,296
The Valspar Corp.                                      1,600              80,704
                                                                ----------------
                                                                      36,752,842
                                                                ----------------
COMMERCIAL SERVICES -- 1.9%
Allied Waste
  Industries, Inc.*                                    6,800              89,624
The Brink's Co.                                        4,000             137,000
Cendant Corp.                                         39,800             974,304
Convergys Corp.*                                       4,500              69,300
Donnelley (R.R.) &
  Sons Co.                                            37,200           1,228,344
Equifax, Inc.                                          4,400             108,900
Ikon Office Solutions, Inc.                            8,900             102,083
Laureate Education, Inc.*                                200               7,648
Manpower, Inc.                                         1,400              71,078
PerkinElmer, Inc.                                      5,100             102,204
Regis Corp.                                              800              35,672
Rent-A-Center, Inc.*                                     600              17,958
Republic Services, Inc.                                6,600             191,004
Ryder System, Inc.                                     1,100              44,077
Service Corp. International*                           9,500              70,015
Servicemaster Co.                                      3,800              46,816
Waste Management, Inc.                               416,100          12,753,465
                                                                ----------------
                                                                      16,049,492
                                                                ----------------
COMMUNICATIONS -- 1.5%
ADC
  Telecommunications, Inc.*                          246,400             699,776
Advanced Fibre
  Communications, Inc.*                                1,700              34,340
American Tower
  Corp. Cl. A*                                         6,700             101,840
Andrew Corp.*                                          2,800              56,028
BCE, Inc.+                                           200,600           4,020,024
Citizens
  Communications Co.*                                  8,900    $        107,690
Crown Castle
  International Corp.*                                 2,900              42,775
Harris Corp.                                           4,100             208,075
L-3 Communications
  Holdings, Inc.                                       1,400              93,520
Lucent
  Technologies, Inc.* +                              133,000             502,740
Nortel Networks Corp.*                               180,400             900,196
NTL, Inc.* +                                           2,200             126,764
PanAmSat Corp.*                                          900              20,898
Polycom, Inc.*                                         4,600             103,086
SBC Communications, Inc.                             206,700           5,012,475
Scientific-Atlanta, Inc.                               7,000             241,500
Sirius Satellite Radio, Inc.*                         38,500             118,580
Tellabs, Inc.* +                                     106,900             934,306
                                                                ----------------
                                                                      13,324,613
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.1%
3Com Corp.*                                           12,100              75,625
Computer Sciences Corp.*                               9,600             445,728
Reynolds & Reynolds,
  Inc. Cl. A                                             100               2,313
Unisys Corp.*                                          9,800             136,024
                                                                ----------------
                                                                         659,690
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Ceridian Corp.* +                                      1,600              36,000
VeriSign, Inc.*                                        2,300              45,770
                                                                ----------------
                                                                          81,770
                                                                ----------------
COMPUTER RELATED SERVICES -- 0.1%
Checkfree Corp.*                                         900              27,000
Ingram Micro, Inc. Cl. A*                             43,000             622,210
                                                                ----------------
                                                                         649,210
                                                                ----------------
COMPUTERS & INFORMATION -- 2.0%
Apple Computer, Inc.*                                454,200          14,779,668
Comverse Technology, Inc.*                             2,700              53,838
EMC Corp.*                                            15,100             172,140
Quantum Corp.*                                        50,000             155,000
Solectron Corp.*                                     146,275             946,399
Storage Technology Corp.*                              7,100             205,900
Tech Data Corp.* +                                    21,300             833,469
                                                                ----------------
                                                                      17,146,414
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 2.2%
Electronic Data
  Systems Corp.                                       15,100             289,165
Hewlett-Packard Co.                                  245,552           5,181,147
International Business
  Machines Corp.                                     147,600          13,010,940

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Pitney Bowes, Inc.                                     3,200    $        141,600
Xerox Corp.* +                                        22,500             326,250
                                                                ----------------
                                                                      18,949,102
                                                                ----------------
CONTAINERS -- 0.2%
Ball Corp.                                               800              57,640
Bemis Co., Inc.+                                       3,300              93,225
Owens-Illinois, Inc.*                                  3,500              58,660
Pactiv Corp.*                                          4,400             109,736
Sealed Air Corp.*                                        400              21,308
Smurfit-Stone
  Container Corp.                                     57,400           1,145,130
Temple-Inland, Inc.                                    2,900             200,825
                                                                ----------------
                                                                       1,686,524
                                                                ----------------
COSMETICS & PERSONAL CARE -- 0.1%
Alberto-Culver Co.                                       250              12,535
Colgate-Palmolive Co.                                    300              17,535
The Gillette Co.                                       3,200             135,680
Kimberly-Clark Corp.                                   9,100             599,508
The Procter & Gamble Co.                               3,600             195,984
                                                                ----------------
                                                                         961,242
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.5%
Automatic Data
  Processing, Inc.                                   104,300           4,368,084
Deluxe Corp.                                           2,200              95,700
NCR Corp.*                                             4,200             208,278
                                                                ----------------
                                                                       4,672,062
                                                                ----------------
ELECTRIC UTILITIES -- 4.3%
Allegheny Energy, Inc.*                                3,200              49,312
Allete, Inc.                                           2,700              89,910
Alliant Energy Corp.                                  34,500             899,760
Ameren Corp.+                                          5,600             240,576
American Electric
  Power Co.+                                          49,100           1,571,200
CenterPoint Energy, Inc.                              11,300             129,950
Cinergy Corp.+                                         5,700             216,600
CMS Energy Corp.* +                                   38,200             348,766
Consolidated Edison, Inc.+                             5,100             202,776
Constellation Energy
  Group, Inc.                                         37,600           1,425,040
DPL, Inc.+                                             5,200             100,984
DTE Energy Co.                                         5,500             222,970
Duke Energy Corp.                                     17,900             363,191
Edison International                                  63,200           1,616,024
Energy East Corp.                                      4,500             109,125
Entergy Corp.                                        177,000           9,913,770
Exelon Corp.                                         242,000           8,056,180
FirstEnergy Corp.                                     10,200             381,582
FPL Group, Inc.                                        4,100             262,195
Great Plains Energy, Inc.+                             2,200              65,340
Hawaiian Electric
  Industries, Inc.                                     2,600              67,860
MDU Resources
  Group, Inc.                                          3,600    $         86,508
NiSource, Inc.                                         8,300             171,146
Northeast Utilities                                   44,600             868,362
NRG Energy, Inc.*                                      2,400              59,520
NSTAR                                                 97,700           4,677,876
OGE Energy Corp.                                      10,500             267,435
Pepco Holdings, Inc.                                   5,300              96,884
PG&E Corp.*                                            7,900             220,726
Pinnacle West
  Capital Corp.                                        2,800             113,092
PPL Corp.                                             29,900           1,372,410
Progress Energy, Inc.+                                 7,600             334,780
Public Service Enterprise
  Group, Inc.+                                         7,400             296,222
Puget Energy, Inc.                                     1,800              39,438
Reliant Energy, Inc.* +                                9,300             100,719
SCANA Corp.                                            3,500             127,295
Southern Co.+                                         23,000             670,450
Teco Energy, Inc.+                                     5,900              70,741
Texas Genco Holdings, Inc.                               500              22,545
TXU Corp.                                             20,400             826,404
Westar Energy, Inc.                                    2,600              51,766
Wisconsin Energy Corp.                                 1,000              32,610
WPS Resources Corp.+                                   1,100              50,985
                                                                ----------------
                                                                      36,891,025
                                                                ----------------
ELECTRICAL EQUIPMENT -- 0.0%
Ametek, Inc.                                             700              21,630
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 2.2%
Advanced Micro
  Devices, Inc.*                                       5,100              81,090
Applied Micro
  Circuits Corp.*                                      5,000              26,600
Arrow Electronics, Inc.*                              36,900             989,658
Avnet, Inc.*                                           3,800              86,260
AVX Corp.                                             12,900             186,405
Celestica, Inc.                                       13,200             263,340
Emerson Electric Co.                                  10,500             667,275
Energizer Holdings, Inc.*                              1,500              67,500
Fairchild Semiconductor
  International, Inc. Cl. A*                           1,700              27,829
Flextronics International
  Limited*                                            53,700             856,515
General Electric Co.                                 417,600          13,530,240
Hubbell, Inc. Cl. B                                   21,400             999,594
International
  Rectifier Corp.*                                     2,000              82,840
LSI Logic Corp.*                                       6,500              49,530
Micron Technology, Inc.*                               9,500             145,445
Molex, Inc.                                              400              12,832
Novellus Systems, Inc.*                                1,100              34,584
Rockwell Automation, Inc.                              5,900             221,309
Sanmina-SCI Corp.* +                                  59,000    $        536,900
Teleflex, Inc.                                           700              35,105
Vishay
  Intertechnology, Inc.* +                             8,800             163,504
                                                                ----------------
                                                                      19,064,355
                                                                ----------------
ENERGY -- 9.6%
Amerada Hess Corp.                                     2,500             197,975
Anadarko Petroleum Corp.                               7,800             457,080
Apache Corp.                                             900              39,195
Arch Coal, Inc.                                        1,000              36,590
BP PLC Sponsored ADR
  (United Kingdom)                                   231,800          12,417,526
Burlington Resources, Inc.                             7,100             256,878
Chesapeake Energy Corp.+                               4,500              66,240
ChevronTexaco Corp.                                   79,100           7,444,101
ConocoPhillips                                        56,647           4,321,600
Devon Energy Corp.                                     7,500             495,000
Diamond Offshore
  Drilling, Inc.                                       1,200              28,596
Dynegy, Inc. Cl. A*                                   21,500              91,590
El Paso Corp.+                                       106,300             837,644
Energen Corp.                                          2,100             100,779
EOG Resources, Inc.                                    2,200             131,362
Equitable Resources, Inc.                              2,000             103,420
Exxon Mobil Corp.                                    812,000          36,060,920
Kerr-McGee Corp.                                       5,046             271,323
KeySpan Corp.                                          5,000             183,500
Kinder Morgan, Inc.                                    3,400             201,586
Marathon Oil Corp.                                    53,400           2,020,656
Murphy Oil Corp.                                         400              29,480
National Fuel Gas Co.                                  2,200              55,000
Newfield Exploration Co.*                                900              50,166
Noble Energy, Inc.                                     1,800              91,800
Occidental Petroleum Corp.                           162,900           7,885,989
Oneok, Inc.                                            3,200              70,368
Peabody Energy Corp.                                   1,900             106,381
Pioneer Natural
  Resources Co.                                        3,700             129,796
Pogo Producing Co.                                     1,600              79,040
Pride International, Inc.*                             2,600              44,486
Questar Corp.                                          2,700             104,328
Royal Dutch Petroleum
  Co. NY Shares                                       79,200           4,092,264
Sempra Energy                                         43,800           1,508,034
Sunoco, Inc.                                           2,400             152,688
Unocal Corp.                                           5,400             205,200
Valero Energy Corp.                                   26,700           1,969,392
Vectren Corp.                                          2,300              57,707
Western Gas
  Resources, Inc.                                        700              22,736
The Williams
  Companies, Inc.+                                    22,300             265,370
Xcel Energy, Inc.+                                    32,400             541,404
                                                                ----------------
                                                                      83,225,190
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
ENTERTAINMENT & LEISURE -- 1.2%
Blockbuster, Inc. Cl. A+                                 800    $         12,144
Brunswick Corp.+                                       1,300              53,040
Caesars
  Entertainment, Inc.*                                16,300             244,500
Harrah's
  Entertainment, Inc.                                  1,600              86,560
International Speedway
  Corp. Cl. A                                            100               4,864
Metro-Goldwyn-Mayer, Inc.                              1,200              14,520
The Walt Disney Co.                                  398,500          10,157,765
                                                                ----------------
                                                                      10,573,393
                                                                ----------------
FINANCIAL SERVICES -- 5.1%
AG Edwards, Inc.                                       3,400             115,702
Allied Capital Corp.+                                    200               4,884
AMB Property Corp.                                     2,000              69,260
American Express Co.                                 234,900          12,069,162
AmeriCredit Corp.* +                                   8,800             171,864
Annaly Mortgage
  Management, Inc.+                                    4,700              79,712
Apartment Investment &
  Management Co. Cl. A                                   400              12,452
Archstone-Smith Trust                                  7,700             225,841
Arden Realty, Inc.                                     2,500              73,525
AvalonBay
  Communities, Inc.                                    1,600              90,432
Bear Stearns
  Companies, Inc.+                                    14,800           1,247,788
Boston Properties, Inc.                                2,000             100,160
BRE Properties, Inc. Cl. A                               200               6,950
Camden Property Trust                                  1,500              68,700
CBL & Associates
  Properties, Inc. REIT                                  500              27,500
Centerpoint
  Properties Corp.                                       200              15,350
CIT Group, Inc.                                        6,600             252,714
Countrywide
  Financial Corp.                                     10,950             769,238
Developers Diversified
  Realty Corp.                                         2,400              84,888
Duke Realty Corp.                                      3,600             114,516
Federal Realty Investment
  Trust REIT                                             300              12,477
Franklin Resources, Inc.                               4,400             220,352
Friedman Billings Ramsey
  Group, Inc. Cl. A                                    1,500              29,685
General Growth
  Properties, Inc.                                     4,800             141,936
The Goldman Sachs
  Group, Inc.                                         26,900           2,532,904
Health Care Property
  Investors, Inc.                                        800              19,232
Hospitalities
  Properties Trust                                     2,600    $        109,980
HRPT Properties Trust                                  6,900              69,069
Huntington Bancshares, Inc.                           59,900           1,371,710
IndyMac Bancorp, Inc.                                  1,000              31,600
Instinet Group, Inc.*                                  3,600              19,008
iStar Financial, Inc.                                  4,300             172,000
Janus Capital Group, Inc.                              4,400              72,556
Jefferies Group, Inc.                                  1,500              46,380
Kimco Realty Corp.                                     3,800             172,900
Lehman Brothers
  Holdings, Inc.                                      26,800           2,016,700
Liberty Property Trust+                                  600              24,126
The Macerich Co. REIT                                  2,300             110,101
Mack-Cali Realty Corp.                                 2,300              95,174
MBNA Corp.                                             9,500             245,005
Mercantile
  Bankshares Corp.                                     2,200             103,004
Merrill Lynch & Co., Inc.                             53,100           2,866,338
Morgan Stanley                                       307,100          16,205,667
New Plan Excel Realty Trust                            3,900              91,104
Pan Pacific Retail
  Properties, Inc. REIT                                1,000              50,520
PNC Financial Services
  Group, Inc.                                         15,700             833,356
ProLogis Trust                                         1,899              62,515
Public Storage, Inc.                                     700              32,207
Raymond James
  Financial, Inc.                                      3,950             104,478
Reckson Associates
  Realty Corp.                                         2,600              71,396
Regency Centers Corp.                                    700              30,030
The Rouse Co.                                          1,200              57,000
Shurgard Storage Centers,
  Inc. Cl. A REIT                                        200               7,480
Simon Property
  Group, Inc.+                                         4,000             205,680
SL Green Realty Corp.                                    100               4,680
Thornburg Mortgage,
  Inc. REIT                                           12,400             334,180
Trizec Properties, Inc.                                8,800             143,088
United Dominion Realty
  Trust, Inc.                                            700              13,846
Ventas, Inc.                                           1,400              32,690
Vornado Realty Trust+                                  1,000              57,110
                                                                ----------------
                                                                      44,419,902
                                                                ----------------
FOODS -- 3.5%
Archer-Daniels-Midland Co.                            91,000           1,526,980
Campbell Soup Co.                                        400              10,752
ConAgra Foods, Inc.                                   16,500             446,820
Dean Foods Co.*                                        1,000              37,310
Del Monte Foods Co.*                                   5,600              56,896
General Mills, Inc.                                    5,800             275,674
Heinz (H. J.) Co.                                    338,600    $     13,273,120
Hershey Foods Corp.                                      800              37,016
Hormel Foods Corp.                                     2,300              71,530
The J.M. Smucker Co.                                     300              13,773
Kellogg Co.                                          236,700           9,905,895
Kraft Foods, Inc. Cl. A                                2,400              76,032
The Kroger Co.*                                       43,400             789,880
Pilgrim's Pride Corp.                                 10,300             298,082
Safeway, Inc.* +                                      42,400           1,074,416
Sara Lee Corp.                                        12,700             291,973
Smithfield Foods, Inc.*                                2,600              76,440
SuperValu, Inc.                                        5,600             171,416
Tyson Foods, Inc. Cl. A                               82,200           1,722,090
                                                                ----------------
                                                                      30,156,095
                                                                ----------------
FOREST PRODUCTS & PAPER -- 2.5%
Boise Cascade Corp.                                   12,200             459,208
Bowater, Inc.                                          1,000              41,590
Georgia-Pacific Corp.                                 55,700           2,059,786
International Paper Co.                                8,400             375,480
MeadWestvaco Corp.                                    42,200           1,240,258
Packaging Corp.
  of America                                           1,100              26,290
Plum Creek Timber
  Co., Inc.                                           13,000             423,540
Rayonier, Inc. REIT                                    1,950              86,678
Sonoco Products Co.                                    3,000              76,500
Weyerhaeuser Co.                                     262,600          16,575,312
                                                                ----------------
                                                                      21,364,642
                                                                ----------------
HEALTHCARE -- 0.2%
Caremark Rx, Inc.*                                     6,200             204,228
Community Health
  Systems, Inc.*                                         700              18,739
GlaxoSmithKline PLC
  ADR (United Kingdom)                                18,700             775,302
HCA, Inc.                                              2,900             120,611
Health Net, Inc.* +                                    2,100              55,650
Humana, Inc.*                                         36,200             611,780
Laboratory Corp. of
  America Holdings*                                    3,200             127,040
Manor Care, Inc.                                         400              13,072
Pacificare Health Systems*                             2,800             108,248
Triad Hospitals, Inc.*                                 1,000              37,230
Universal Health
  Services Cl. B                                         400              18,356
Wellpoint Health
  Networks, Inc.*                                        500              56,005
                                                                ----------------
                                                                       2,146,261
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                                           4,100             187,575
D.R. Horton, Inc.                                      3,300              93,720

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Hillenbrand Industries, Inc.                           1,300    $         78,585
KB Home+                                               1,100              75,493
Leggett & Platt, Inc.                                 42,700           1,140,517
Lennar Corp.                                           3,200             143,104
MDC Holdings, Inc.+                                    1,800             114,498
Mohawk Industries, Inc.*                                 400              29,332
Pulte Homes, Inc.                                      2,000             104,060
The Ryland Group, Inc.                                   700              54,740
Standard-Pacific Corp.                                 1,000              49,300
Steelcase, Inc.                                        1,500              21,000
Toll Brothers, Inc.*                                     900              38,088
Whirlpool Corp.+                                       5,700             391,020
                                                                ----------------
                                                                       2,521,032
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                  21,700           1,348,221
The Clorox Co.                                         1,300              69,914
Corning, Inc.*                                        85,750           1,119,895
Fortune Brands, Inc.                                     300              22,629
RPM, Inc.                                              2,200              33,440
Sherwin-Williams Co.                                  10,300             427,965
Snap-On, Inc.                                          1,800              60,390
The Stanley Works+                                     4,600             209,668
Unilever NV NY Shares                                 11,900             815,269
                                                                ----------------
                                                                       4,107,391
                                                                ----------------
INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                  2,800             161,000
Hughes Supply, Inc.                                    3,000             176,790
                                                                ----------------
                                                                         337,790
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.2%
Carlisle Companies, Inc.                               1,000              62,250
Cooper Industries
  Limited Cl. A                                       17,200           1,021,852
Eaton Corp.                                           29,800           1,929,252
Harsco Corp.                                             900              42,300
Illinois Tool Works, Inc.                                500              47,945
ITT Industries, Inc.                                   1,800             149,400
Textron, Inc.+                                        27,200           1,614,320
Tyco International Limited+                          153,600           5,090,304
                                                                ----------------
                                                                       9,957,623
                                                                ----------------
INSURANCE -- 8.5%
ACE Limited                                           11,000             465,080
Aetna, Inc.                                           11,600             986,000
AFLAC, Inc.                                          170,900           6,974,429
Alleghany Corp.*                                         100              28,700
Allmerica Financial Corp.*                             1,500              50,700
Allstate Corp.                                       291,700          13,578,635
Ambac Financial
  Group, Inc.                                          1,500             110,160
American Financial
  Group, Inc.                                          3,500             106,995
American International
  Group, Inc.                                        282,000    $     20,100,960
American National
  Insurance Co.                                          300              27,699
Anthem, Inc.* +                                        2,655             237,782
Aon Corp.                                              9,800             279,006
Assurant, Inc.                                         2,300              60,674
Berkley (W.R.) Corp.                                   2,000              85,900
Chubb Corp.                                           21,700           1,479,506
Cigna Corp.                                            7,200             495,432
Cincinnati Financial Corp.                             4,410             191,923
CNA Financial Corp.*                                     700              20,713
Conseco, Inc.*                                         2,600              51,740
Erie Indemnity Co. Cl. A                                 400              18,712
Everest Re Group Limited                              75,500           6,067,180
Fidelity National
  Financial, Inc.                                      4,600             171,764
First American Corp.+                                  1,300              33,657
Fremont General Corp.                                  6,300             111,195
Gallagher (Arthur J.) & Co.                              100               3,045
Genworth Financial,
  Inc. Cl. A*                                          3,600              82,620
The Hartford Financial
  Services Group, Inc.                                33,300           2,289,042
HCC Insurance
  Holdings, Inc.                                       1,300              43,433
Jefferson-Pilot Corp.+                                 4,000             203,200
Leucadia National Corp.                                  100               4,970
Lincoln National Corp.                                 6,700             316,575
Loews Corp.                                            4,300             257,828
Manulife Financial Corp.                              23,706             960,093
MBIA, Inc.                                             4,200             239,904
Mercury General Corp.                                    800              39,720
Metlife, Inc.                                         44,900           1,609,665
MGIC Investment Corp.+                                16,500           1,251,690
Nationwide Financial
  Services, Inc. Cl. A                                 5,800             218,138
Odyssey Re
  Holdings Corp.+                                     12,500             300,000
Old Republic
  International Corp.                                  3,250              77,090
PartnerRe Limited                                      6,500             368,745
The PMI Group, Inc.                                    2,700             117,504
Progressive Corp.                                      3,300             281,490
Protective Life Corp.                                  5,500             212,685
Prudential Financial, Inc.                             7,800             362,466
Radian Group, Inc.                                   201,800           9,666,220
RenaissanceRe
  Holdings Limited                                     4,600             248,170
Safeco Corp.                                           4,100             180,400
St. Paul Travelers
  Companies                                           60,446           2,450,481
StanCorp Financial
  Group, Inc.                                            900              60,300
Torchmark Corp.                                        3,200    $        172,160
Transatlantic Holdings, Inc.                             600              48,594
Unitrin, Inc.                                          2,400             102,240
WellChoice, Inc.*                                        500              20,700
                                                                ----------------
                                                                      73,923,710
                                                                ----------------
LODGING -- 0.1%
Hilton Hotels Corp.                                   14,100             263,106
Marriott International,
  Inc. Cl. A                                             800              39,904
MGM Mirage, Inc.*                                      2,000              93,880
Starwood Hotels & Resorts
  Worldwide, Inc.                                      5,500             246,675
                                                                ----------------
                                                                         643,565
                                                                ----------------
MACHINERY & COMPONENTS -- 1.3%
Briggs & Stratton Corp.                                  100               8,835
Caterpillar, Inc.                                      1,500             119,160
Cooper Cameron Corp.*                                  1,800              87,660
Cummins, Inc.                                          3,200             200,000
Deere & Co.                                            4,500             315,630
Dover Corp.                                            2,500             105,250
Pall Corp.                                             2,200              57,618
Parker-Hannifin Corp.                                167,700           9,971,442
Roper Industries, Inc.                                   100               5,690
Timken Co.                                             8,200             217,218
                                                                ----------------
                                                                      11,088,503
                                                                ----------------
MANUFACTURING -- 0.0%
Pentair, Inc.                                          6,600             222,024
                                                                ----------------
MEDICAL SUPPLIES -- 0.2%
Agilent Technologies, Inc.*                            3,400              99,552
Applied Biosystems
  Group-Applera Corp.                                  6,500             141,375
Bausch & Lomb, Inc.                                      700              45,549
Dade Behring
  Holdings, Inc.*                                      3,300             156,816
Guidant Corp.                                         15,400             860,552
Mettler-Toledo
  International, Inc.*                                   500              24,570
Tektronix, Inc.                                        3,400             115,668
Thermo Electron Corp.*                                 2,300              70,702
                                                                ----------------
                                                                       1,514,784
                                                                ----------------
METALS -- 0.0%
Southern Peru
  Copper Corp.                                           200               8,266
                                                                ----------------
METALS & MINING -- 0.7%
Alcan, Inc.                                           20,100             832,140
Alcoa, Inc.                                           26,300             868,689
Consol Energy, Inc.                                    1,000              36,000
Crane Co.                                             18,200             571,298
Massey Energy Co.                                      2,300              64,883
Newmont Mining Corp.                                     500              19,380

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Nucor Corp.                                           19,000    $      1,458,440
Phelps Dodge Corp.*                                    3,600             279,036
United States Steel Corp.+                            37,300           1,309,976
Worthington Industries, Inc.                          19,600             402,388
                                                                ----------------
                                                                       5,842,230
                                                                ----------------
OIL & GAS -- 0.0%
AGL Resources, Inc.                                    2,000              58,100
                                                                ----------------
PHARMACEUTICALS -- 3.4%
Abbott Laboratories                                    4,800             195,648
AmerisourceBergen Corp.                                1,900             113,582
Bristol-Myers Squibb Co.                             465,300          11,399,850
Hospira, Inc.*                                         3,000              82,800
ICOS Corp.*                                              900              26,856
Invitrogen Corp.*                                      1,400             100,786
King
  Pharmaceuticals, Inc.*                               7,800              89,310
McKesson Corp.                                         3,700             127,021
Medco Health
  Solutions, Inc.*                                     4,700             176,250
Merck & Co., Inc.                                     72,800           3,458,000
Millennium
  Pharmaceuticals, Inc.*                               2,700              37,260
Pfizer, Inc.                                         386,400          13,245,792
Sigma-Aldrich Corp.                                    1,600              95,376
Wyeth                                                  3,600             130,176
                                                                ----------------
                                                                      29,278,707
                                                                ----------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 1.2%
Eastman Kodak Co.+                                   400,100          10,794,698
                                                                ----------------
PREPACKAGED SOFTWARE -- 1.0%
BMC Software, Inc.*                                    4,900              90,650
Compuware Corp.*                                      15,900             104,940
Fair Isaac Corp.                                         300              10,014
Microsoft Corp.                                      278,900           7,965,384
Oracle Corp.*                                         12,300             146,739
Siebel Systems, Inc.*                                  3,200              34,176
SunGard Data
  Systems, Inc.*                                       1,100              28,600
Sybase, Inc.*                                          3,000              54,000
Tibco Software, Inc.*                                  1,100               9,295
                                                                ----------------
                                                                       8,443,798
                                                                ----------------
REAL ESTATE -- 0.1%
Equity Office Properties Trust                        15,900             432,480
Equity Residential                                     4,400             130,812
Host Marriott Corp.*                                  12,600             155,736
                                                                ----------------
                                                                         719,028
                                                                ----------------
RESTAURANTS -- 2.0%
Darden Restaurants, Inc.                               2,800              57,540
McDonald's Corp.                                     666,000          17,316,000
Wendy's International, Inc.                            3,200             111,488
                                                                ----------------
                                                                      17,485,028
                                                                ----------------
RETAIL -- 1.6%
Barnes & Noble, Inc.*                                  1,600    $         54,368
BJ's Wholesale Club, Inc.*                             2,200              55,000
Borders Group, Inc.                                    2,400              56,256
Circuit City Stores, Inc.                              5,200              67,340
Costco Wholesale Corp.                                13,500             554,445
Dillards, Inc. Cl. A                                  10,500             234,150
Federated Department
  Stores, Inc.                                        31,200           1,531,920
Foot Locker, Inc.                                      1,400              34,076
The Home Depot, Inc.                                   5,800             204,160
J.C. Penney Company, Inc.                              7,700             290,752
Kmart Holding Corp.*                                   1,900             136,420
The May Department
  Stores Co.+                                         44,700           1,228,803
Neiman Marcus Group,
  Inc. Cl. A                                             100               5,565
Office Depot, Inc.* +                                 60,600           1,085,346
Rite Aid Corp.*                                    1,152,000           6,013,440
Saks, Inc.                                             4,000              60,000
Sears, Roebuck and Co.+                               47,700           1,801,152
Toys R Us, Inc.*                                       6,800             108,664
                                                                ----------------
                                                                      13,521,857
                                                                ----------------
RETAIL - GROCERY -- 0.0%
Albertson's, Inc.+                                    11,600             307,864
                                                                ----------------
TELEPHONE UTILITIES -- 3.0%
Alltel Corp.                                           9,600             485,952
AT&T Corp.+                                           24,700             361,361
BellSouth Corp.                                      110,100           2,886,822
CenturyTel, Inc.                                       4,400             132,176
Qwest Communications
  International, Inc.* +                             196,000             703,640
Sprint Corp. (FON Group)                             174,850           3,077,360
Telephone & Data
  Systems, Inc.                                          100               7,120
Verizon
  Communications, Inc.                               514,500          18,619,755
West Corp.*                                            4,700             122,905
                                                                ----------------
                                                                      26,397,091
                                                                ----------------
TOBACCO -- 0.9%
Altria Group, Inc.                                   133,800           6,696,690
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                       4,500             304,155
UST, Inc.                                             31,200           1,123,200
                                                                ----------------
                                                                       8,124,045
                                                                ----------------
TOYS, GAMES -- 0.0%
Hasbro, Inc.                                           4,800              91,200
Mattel, Inc.                                             200               3,650
                                                                ----------------
                                                                          94,850
                                                                ----------------
TRANSPORTATION -- 1.9%
Burlington Northern Santa
  Fe Corp.                                            51,600    $      1,809,612
CNF, Inc.                                              6,800             282,608
CSX Corp.                                             30,400             996,208
FedEx Corp.                                            3,400             277,746
Norfolk Southern Corp.                                59,200           1,569,984
Union Pacific Corp.                                  188,300          11,194,435
Yellow Roadway Corp.*                                  2,700             107,622
                                                                ----------------
                                                                      16,238,215
                                                                ----------------
TRAVEL -- 0.0%
Sabre Holdings Corp.                                   5,800             160,718
                                                                ----------------
WATER COMPANIES -- 0.0%
Aqua America, Inc.                                       300               6,015
                                                                ----------------

TOTAL EQUITIES
(COST $730,348,215)                                                  853,213,981
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 5.9%

CASH EQUIVALENTS -- 5.1%**
American AAdvantage
  Select Money
  Market Fund                                      1,199,894           1,199,894
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      1,649,854           1,649,854
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                1,499,868           1,499,868
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                  389,966             389,966
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                1,254,735           1,254,735
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                1,199,894           1,199,894
BGIF Prime
  Money Market Fund                                2,309,797           2,309,797
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  749,934             749,934
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                  149,987             149,987

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                         $      2,999,737    $      2,999,737
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                2,399,788           2,399,788
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                1,199,894           1,199,894
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                1,093,403           1,093,403
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  899,921             899,921
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  449,959             449,959
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                  449,959             449,959
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                  449,959             449,959
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                2,099,814           2,099,814
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  599,947             599,947
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                  449,959             449,959
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  749,934             749,934
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  750,801             750,801
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  448,448             448,448
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  148,462             148,462
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  748,294             748,294
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                  749,934             749,934
HBOS Halifax Bank
  of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                         $        899,921    $        899,921
HBOS Halifax Bank
  of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                  449,959             449,959
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                2,399,788           2,399,788
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,084,134           1,084,134
Merrimac Cash Fund,
  Premium Class                                    4,799,576           4,799,576
Morgan Stanley
  Dean Witter & Co.
  1.580% 10/22/2004                                1,559,863           1,559,863
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                  449,959             449,959
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                1,499,868           1,499,868
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                1,499,868           1,499,868
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  749,934             749,934
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                  449,959             449,959
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  749,934             749,934
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  899,921             899,921
                                                                ----------------
                                                                      44,584,826
                                                                ----------------
REPURCHASE AGREEMENT -- 0.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                6,993,485           6,993,485
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   51,578,311
                                                                ----------------

TOTAL INVESTMENTS -- 104.4%
(COST $781,926,526)***                                          $    904,792,292

OTHER ASSETS/
(LIABILITIES) -- (4.4%)                                              (38,194,509)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    866,597,783
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $6,993,621. Collaterized by U.S. Government Agency obligation with a rate of 4.903%, maturity date 07/01/2032, and an aggregate market value, including accrued interest, of $7,343,159.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 98.4%

AEROSPACE & DEFENSE -- 0.5%
General Dynamics Corp.                                41,500    $      4,120,950
                                                                ----------------
AIR TRANSPORTATION -- 1.6%
Southwest Airlines Co.                               710,300          11,911,731
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 1.1%
Nike, Inc. Cl. B                                     110,000           8,332,500
                                                                ----------------
AUTOMOTIVE & PARTS -- 1.7%
General Motors Corp.+                                279,700          13,031,223
                                                                ----------------
BANKING, SAVINGS & LOANS -- 17.4%
Bank of America Corp.                                339,000          28,686,180
Bank One Corp.                                       404,600          20,634,600
Citigroup, Inc.                                      749,200          34,837,800
Fannie Mae                                           137,000           9,776,320
National City Corp.                                  465,100          16,283,151
SunTrust Banks, Inc.+                                115,200           7,486,848
Washington Mutual, Inc.                              113,900           4,401,096
Wells Fargo & Co.                                    200,800          11,491,784
                                                                ----------------
                                                                     133,597,779
                                                                ----------------
BEVERAGES -- 2.1%
Coca-Cola
  Enterprises, Inc.+                                 287,700           8,340,423
PepsiCo, Inc.                                        148,800           8,017,344
                                                                ----------------
                                                                      16,357,767
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 4.5%
Comcast Corp.
  Special Cl. A*                                     421,600          11,640,376
Gannett Co., Inc.                                     93,800           7,958,930
Time Warner, Inc.*                                   854,200          15,016,836
                                                                ----------------
                                                                      34,616,142
                                                                ----------------
CHEMICALS -- 2.0%
Du Pont (E.I.) de
  Nemours & Co.                                      348,300          15,471,486
                                                                ----------------
COMMUNICATIONS -- 0.9%
SBC Communications, Inc.                             272,400           6,605,700
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.8%
Teradyne, Inc.+ *                                    941,600          21,374,320
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Hewlett-Packard Co.                                  261,700           5,521,870
International Business
  Machines Corp.                                      84,200           7,422,230
                                                                ----------------
                                                                      12,944,100
                                                                ----------------
COSMETICS & PERSONAL CARE -- 1.3%
Kimberly-Clark Corp.                                 150,400           9,908,352
                                                                ----------------
ELECTRIC UTILITIES -- 5.6%
Dominion Resources, Inc.                             103,550    $      6,531,934
Exelon Corp.                                         391,700          13,039,693
PPL Corp.                                            150,900           6,926,310
Progress Energy, Inc.+                                90,200           3,973,310
SCANA Corp.                                           94,000           3,418,780
TXU Corp.                                            224,600           9,098,546
                                                                ----------------
                                                                      42,988,573
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.2%
Emerson Electric Co.                                 154,400           9,812,120
Intel Corp.                                          566,500          15,635,400
Rockwell Automation, Inc.                            180,500           6,770,555
                                                                ----------------
                                                                      32,218,075
                                                                ----------------
ENERGY -- 10.7%
ChevronTexaco Corp.                                   67,000           6,305,370
ConocoPhillips                                       203,700          15,540,273
Exxon Mobil Corp.                                    786,500          34,928,465
National Fuel Gas Co.                                  2,200              55,000
Shell Transport & Trading
  Co. PLC+                                           564,600          25,237,620
                                                                ----------------
                                                                      82,066,728
                                                                ----------------
FINANCIAL SERVICES -- 4.8%
The Goldman Sachs
  Group, Inc.                                        164,800          15,517,568
Morgan Stanley                                       255,500          13,482,735
PNC Financial Services
  Group, Inc.                                        150,400           7,983,232
                                                                ----------------
                                                                      36,983,535
                                                                ----------------
FOODS -- 1.1%
Kellogg Co.                                          196,100           8,206,785
                                                                ----------------
FOREST PRODUCTS & PAPER -- 1.5%
Weyerhaeuser Co.                                     178,900          11,292,168
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 4.7%
Illinois Tool Works, Inc.                            135,700          13,012,273
Tyco International Limited                           687,000          22,767,180
                                                                ----------------
                                                                      35,779,453
                                                                ----------------
INSURANCE -- 6.1%
ACE Limited                                          169,700           7,174,916
Anthem, Inc.+ *                                      120,000          10,747,200
Chubb Corp.                                          110,800           7,554,344
Marsh & McLennan
  Companies, Inc.                                     94,100           4,270,258
Principal Financial
  Group, Inc.                                        219,200           7,623,776
St. Paul
  Travelers Companies                                233,100           9,449,874
                                                                ----------------
                                                                      46,820,368
                                                                ----------------
MACHINERY & COMPONENTS -- 2.9%
Caterpillar, Inc.                                    282,400    $     22,433,856
                                                                ----------------
MANUFACTURING -- 2.2%
Applied Materials, Inc.*                             839,900          16,478,838
                                                                ----------------
MEDICAL SUPPLIES -- 3.5%
Bard (C.R.), Inc.                                    121,800           6,899,970
Baxter International, Inc.                           314,500          10,853,395
Beckman Coulter, Inc.                                142,600           8,698,600
                                                                ----------------
                                                                      26,451,965
                                                                ----------------
METALS & MINING -- 3.2%
Alcoa, Inc.                                          747,400          24,686,622
                                                                ----------------
PHARMACEUTICALS -- 4.1%
Pfizer, Inc.                                         625,820          21,453,110
Wyeth                                                279,400          10,103,104
                                                                ----------------
                                                                      31,556,214
                                                                ----------------
RESTAURANTS -- 1.2%
McDonald's Corp.                                     362,200           9,417,200
                                                                ----------------
RETAIL -- 2.5%
CVS Corp.                                            270,500          11,366,410
Dollar General Corp.                                 398,600           7,796,616
                                                                ----------------
                                                                      19,163,026
                                                                ----------------
TELEPHONE UTILITIES -- 1.0%
BellSouth Corp.                                      283,400           7,430,748
                                                                ----------------
TRANSPORTATION -- 1.5%
CSX Corp.                                            357,500          11,715,275
                                                                ----------------

TOTAL EQUITIES
(COST $677,151,413)                                                  753,961,479
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 8.4%

CASH EQUIVALENTS -- 7.1%**
American AAdvantage
  Select Money
  Market Fund                                      1,458,575           1,458,575
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      2,005,538           2,005,538
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                1,823,217           1,823,217
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  474,036             474,036

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                         $      1,525,239    $      1,525,239
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                1,458,573           1,458,573
BGIF Prime Money
  Market Fund                                      2,807,754           2,807,754
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  911,608             911,608
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  182,322             182,322
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                3,646,433           3,646,433
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                2,917,147           2,917,147
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                1,458,573           1,458,573
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                1,329,125           1,329,125
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                1,093,930           1,093,930
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  546,965             546,965
Federal Home
  Loan Bank
  Discount Note
  0.970% 07/02/2004                                  546,965             546,965
Federal Home
  Loan Bank
  Discount Note
  0.990% 07/01/2004                                  546,965             546,965
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                2,552,503           2,552,503
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                         $        729,287    $        729,287
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  546,965             546,965
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  911,608             911,608
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  912,663             912,663
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  545,127             545,127
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  180,468             180,468
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  909,615             909,615
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        911,608             911,608
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                1,093,930           1,093,930
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  546,965             546,965
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                2,917,147           2,917,147
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,317,857           1,317,857
Merrimac Cash Fund,
  Premium Class                                    5,834,293           5,834,293
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,896,145           1,896,145
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  546,965             546,965
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                         $      1,823,217    $      1,823,217
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                1,823,217           1,823,217
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  911,608             911,608
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  546,965             546,965
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  911,608             911,608
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                1,093,930           1,093,930
                                                                ----------------
                                                                      54,196,656
                                                                ----------------
REPURCHASE AGREEMENT -- 1.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               10,149,014          10,149,014
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   64,345,670
                                                                ----------------

TOTAL INVESTMENTS -- 106.8%
(COST $741,497,083)***                                               818,307,149

OTHER ASSETS/
(LIABILITIES) -- (6.8%)                                              (52,407,865)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    765,899,284
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $10,149,211. Collaterized by U.S. Government Agency obligation with a rate of 3.229%, maturity date of 03/01/2029, and an aggregate market value, including accrued interest, of $10,656,600.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 99.5%

ADVERTISING -- 0.8%
Lamar Advertising Co.* +                              11,600    $        502,860
Monster Worldwide, Inc.* +                             4,800             123,456
                                                                ----------------
                                                                         626,316
                                                                ----------------
AEROSPACE & DEFENSE -- 3.9%
BE Aerospace, Inc.*                                    8,000              60,640
Boeing Co.                                             6,000             306,540
Embraer - Empresa
  Brasileira de Aeronautica
  SA Sponsored
  ADR (Brazil)                                         1,900              54,321
Goodrich Corp.                                         2,900              93,757
Honeywell
  International, Inc.                                 43,500           1,593,405
Lockheed Martin Corp.                                  8,900             463,512
Northrop Grumman Corp.                                 3,400             182,580
Raytheon Co.                                           8,600             307,622
United Defense
  Industries, Inc.*                                    4,000             140,000
                                                                ----------------
                                                                       3,202,377
                                                                ----------------
AIR TRANSPORTATION -- 0.8%
Airtran Holdings, Inc.*                               16,500             233,310
Southwest Airlines Co.                                25,600             429,312
                                                                ----------------
                                                                         662,622
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.7%
American Eagle
  Outfitters, Inc.*                                    7,400             213,934
The Gap, Inc.+                                        14,500             351,625
                                                                ----------------
                                                                         565,559
                                                                ----------------
AUTOMOTIVE & PARTS -- 0.5%
Harley-Davidson, Inc.+                                 2,300             142,462
SPX Corp.                                              5,200             241,488
TRW Automotive
  Holdings Corp.*                                      3,400              64,090
                                                                ----------------
                                                                         448,040
                                                                ----------------
BANKING, SAVINGS & LOANS -- 12.0%
Bank of America Corp.                                 29,729           2,515,668
Bank One Corp.                                        18,300             933,300
Banknorth Group, Inc.                                  5,900             191,632
Capital One Financial Corp.                            3,600             246,168
Citigroup, Inc.                                       32,000           1,488,000
Fannie Mae                                            11,100             792,096
Fifth Third Bancorp+                                   3,500             188,230
Freddie Mac                                            2,100             132,930
Golden West Financial Corp.                            2,000             212,700
J.P. Morgan Chase & Co.                               12,100    $        469,117
National Commerce
  Financial Corp.                                      3,900             126,750
New York Community
  Bancorp, Inc.                                        6,666             130,854
SouthTrust Corp.                                      12,300             477,363
Sovereign Bancorp, Inc.                               13,900             307,190
SunTrust Banks, Inc.+                                  2,000             129,980
Texas Capital
  Bancshares, Inc.*                                    6,000              99,600
UCBH Holdings, Inc.+                                   5,724             226,212
Wachovia Corp.                                        10,100             449,450
Washington Mutual, Inc.                                7,100             274,344
Wells Fargo & Co.                                      9,200             526,516
                                                                ----------------
                                                                       9,918,100
                                                                ----------------
BEVERAGES -- 0.9%
Anheuser-Busch
  Companies, Inc.                                      2,600             140,400
The Coca-Cola Co.                                      2,400             121,152
PepsiCo, Inc.                                          8,200             441,816
                                                                ----------------
                                                                         703,368
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 4.5%
Cablevision Systems
  Corp. Cl. A* +                                      10,500             206,325
Clear Channel
  Communications, Inc.                                11,900             439,705
Cumulus Media, Inc. Cl. A*                            10,500             176,505
The DIRECTV Group, Inc.*                              15,448             264,161
Emmis
  Communications Corp.*                               10,800             226,584
Fox Entertainment Group,
  Inc. Cl. A*                                          6,600             176,220
Grupo Televisa SA
  Sponsored ADR (Mexico)                               4,800             217,296
Liberty Media Corp. Cl. A                             30,000             269,700
News Corp. Limited
  Preferred Sponsored
  ADR (Australia)                                      4,691             154,240
Salem Communications
  Corp. Cl. A*                                         4,100             111,233
Time Warner, Inc.*                                    32,100             564,318
Univision Communications,
  Inc. Cl. A*                                          7,000             223,510
Viacom, Inc. Cl. B                                    19,000             678,680
                                                                ----------------
                                                                       3,708,477
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.7%
Masco Corp.+                                          17,700             551,886
                                                                ----------------

CHEMICALS -- 2.8%
Dow Chemical Co.                                      23,000    $        936,100
Du Pont (E.I.) de
  Nemours & Co.                                       14,500             644,090
Lyondell Chemical Co.+                                17,000             295,630
Millennium
  Chemicals, Inc.*                                    17,900             310,028
Olin Corp.                                             5,300              93,386
                                                                ----------------
                                                                       2,279,234
                                                                ----------------
COMMERCIAL SERVICES -- 3.2%
BearingPoint, Inc.*                                   11,900             105,553
Cendant Corp.                                         27,600             675,648
Cintas Corp.                                           3,800             181,146
Fluor Corp.                                            8,900             424,263
On Assignment, Inc.*                                   8,041              47,442
PerkinElmer, Inc.                                      4,300              86,172
Robert Half
  International, Inc.                                 25,170             749,311
Servicemaster Co.                                      7,200              88,704
Waste Management, Inc.                                 7,900             242,135
                                                                ----------------
                                                                       2,600,374
                                                                ----------------
COMMUNICATIONS -- 3.4%
Citizens
  Communications Co.* +                                7,000              84,700
Crown Castle
  International Corp.*                                12,900             190,275
EchoStar Communications
  Corp. Cl. A*                                           700              21,525
Juniper Networks, Inc.*                                5,800             142,506
Lucent
  Technologies, Inc.* +                               58,900             222,642
McData Corp. Cl. A*                                   11,400              61,332
Nextel Communications,
  Inc. Cl. A*                                          6,400             170,624
SBC Communications, Inc.                              68,300           1,656,275
Scientific-Atlanta, Inc.                               1,900              65,550
Titan Corp.*                                           7,800             101,244
XM Satellite Radio
  Holdings, Inc. Cl. A* +                              4,100             111,889
                                                                ----------------
                                                                       2,828,562
                                                                ----------------
COMMUNICATIONS EQUIPMENT -- 0.4%
Ericsson (LM)
  Cl. B Sponsored
  ADR (Sweden)* +                                      6,400             191,488
Motorola, Inc.                                         8,000             146,000
                                                                ----------------
                                                                         337,488
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
COMPUTERS & INFORMATION -- 0.9%
Cisco Systems, Inc.*                                   9,800    $        232,260
Diebold, Inc.                                          1,800              95,166
Foundry Networks, Inc.* +                             16,500             232,155
Solectron Corp.*                                      23,100             149,457
Western Digital Corp.*                                 6,600              57,156
                                                                ----------------
                                                                         766,194
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 1.2%
Hewlett-Packard Co.                                    7,800             164,580
International Business
  Machines Corp.                                       6,900             608,235
Xerox Corp.*                                          13,100             189,950
                                                                ----------------
                                                                         962,765
                                                                ----------------
CONTAINERS -- 1.2%
Ball Corp.                                             2,400             172,920
Bemis Co., Inc.+                                       5,000             141,250
Owens-Illinois, Inc.*                                 18,300             306,708
Sealed Air Corp.*                                      3,000             159,810
Smurfit-Stone
  Container Corp.                                     12,500             249,375
                                                                ----------------
                                                                       1,030,063
                                                                ----------------
COSMETICS & PERSONAL CARE -- 1.4%
Colgate-Palmolive Co.                                  1,300              75,985
Estee Lauder Companies,
  Inc. Cl. A                                           1,800              87,804
The Gillette Co.                                       7,400             313,760
The Procter & Gamble Co.                              12,200             664,168
                                                                ----------------
                                                                       1,141,717
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.5%
Affiliated Computer
  Services, Inc. Cl. A*                                3,800             201,172
The BISYS Group, Inc.*                                 5,100              71,706
WebMD Corp.*                                          17,200             160,304
                                                                ----------------
                                                                         433,182
                                                                ----------------
ELECTRIC UTILITIES -- 2.5%
AES Corp.*                                            22,700             225,411
Calpine Corp.* +                                      28,100             121,392
Entergy Corp.                                          5,800             324,858
FirstEnergy Corp.                                      7,100             265,611
PG&E Corp.*                                            9,800             273,812
PPL Corp.                                              4,100             188,190
Public Service Enterprise
  Group, Inc.+                                         2,000              80,060
Southern Co.+                                          5,600             163,240
TXU Corp.                                              7,000             283,570
Westar Energy, Inc.                                    8,200             163,262
                                                                ----------------
                                                                       2,089,406
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.1%
Agere Systems, Inc. Cl. B*                            60,700    $        130,505
Amphenol Corp. Cl. A*                                  3,100             103,292
Avnet, Inc.*                                           5,500             124,850
Flextronics International
  Limited*                                             6,000              95,700
FuelCell Energy, Inc.* +                               5,800              67,744
General Electric Co.                                 101,900           3,301,560
Graftech International
  Limited*                                             6,000              62,760
Intel Corp.                                            6,700             184,920
Intersil Corp. Cl. A                                   3,700              80,142
Kla-Tencor Corp.*                                      9,500             469,110
Micron Technology, Inc.*                               8,800             134,728
National
  Semiconductor Corp.*                                 5,800             127,542
Novellus Systems, Inc.*                               18,500             581,640
PMC-Sierra, Inc.* +                                    3,200              45,920
Rockwell Automation, Inc.                              2,700             101,277
Sony Corp. Sponsored
  ADR (Japan)                                          6,700             254,935
                                                                ----------------
                                                                       5,866,625
                                                                ----------------
ENERGY -- 10.3%
Amerada Hess Corp.                                     3,400             269,246
Apache Corp.                                           2,300             100,165
BP PLC Sponsored
  ADR (United Kingdom)                                 2,100             112,497
Burlington Resources, Inc.                             8,000             289,440
ChevronTexaco Corp.                                   16,008           1,506,513
ConocoPhillips                                         6,345             484,060
Encore Acquisition Co.*                                4,700             131,130
Ensco International, Inc.                             10,300             299,730
Exxon Mobil Corp.                                     53,400           2,371,494
GlobalSantaFe Corp.                                   11,100             294,150
Halliburton Co.                                       17,900             541,654
Occidental Petroleum Corp.                             8,100             392,121
Premcor, Inc.*                                         4,200             157,500
Pride International, Inc.* +                          16,100             275,471
Rowan Companies, Inc.*                                 6,100             148,413
Transocean, Inc.*                                     16,400             474,616
Valero Energy Corp.                                    3,400             250,784
Varco International, Inc.*                             6,100             133,529
Weatherford International
  Limited* +                                           5,300             238,394
                                                                ----------------
                                                                       8,470,907
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.2%
Brunswick Corp.                                        2,000              81,600
Caesars
  Entertainment, Inc.*                                 8,400             126,000
Leapfrog
  Enterprises, Inc.* +                                 4,300              85,527
The Walt Disney Co.                                   26,500             675,485
                                                                ----------------
                                                                         968,612
                                                                ----------------
FINANCIAL SERVICES -- 5.9%
Apartment Investment &
  Management Co. Cl. A+                               24,390    $        759,261
Bear Stearns
  Companies, Inc.                                      3,800             320,378
CIT Group, Inc.                                        3,900             149,331
East West Bancorp, Inc.                                3,600             110,520
iStar Financial, Inc.                                  3,200             128,000
Lehman Brothers
  Holdings, Inc.                                       5,500             413,875
Manufactured Home
  Communities, Inc.                                    2,300              76,337
MBNA Corp.                                             8,500             219,215
Merrill Lynch & Co., Inc.                             26,400           1,425,072
Morgan Stanley                                        21,600           1,139,832
Raymond James
  Financial, Inc.                                      5,000             132,250
                                                                ----------------
                                                                       4,874,071
                                                                ----------------
FOODS -- 0.8%
Interstate Bakeries                                   11,800             128,030
The J.M. Smucker Co.                                   1,700              78,047
McCormick & Co., Inc.                                  2,400              81,600
Safeway, Inc.* +                                      15,300             387,702
                                                                ----------------
                                                                         675,379
                                                                ----------------
FOREST PRODUCTS & PAPER -- 0.4%
Bowater, Inc.+                                         4,000             166,360
Packaging Corp.
  of America                                           8,600             205,540
                                                                ----------------
                                                                         371,900
                                                                ----------------
HEALTHCARE -- 1.1%
Covance, Inc.*                                         3,300             127,314
Healthsouth Corp.*                                     4,300              25,585
Odyssey Healthcare, Inc.*                              4,600              86,572
Tenet Healthcare Corp.* +                             19,700             264,177
UnitedHealth Group, Inc.                               6,200             385,950
                                                                ----------------
                                                                         889,598
                                                                ----------------
HEAVY MACHINERY -- 0.0%
Metals USA, Inc.*                                        800              14,304
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.1%
Pulte Homes, Inc.                                      1,300              67,639
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.6%
The Clorox Co.                                         3,700             198,986
Newell Rubbermaid, Inc.                                8,200             192,700
Trex Company, Inc.* +                                  2,100              79,275
                                                                ----------------
                                                                         470,961
                                                                ----------------
INDUSTRIAL - DISTRIBUTION -- 0.2%
Grainger (W.W.), Inc.                                  2,700             155,250
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
INDUSTRIAL - DIVERSIFIED -- 2.9%
3M Co.                                                 2,600    $        234,025
Tyco International Limited                            64,800           2,147,472
                                                                ----------------
                                                                       2,381,497
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 0.3%
Yahoo!, Inc.*                                          6,600             239,778
                                                                ----------------
INSURANCE -- 6.1%
ACE Limited                                            9,300             393,204
AFLAC, Inc.                                            4,800             195,888
Allianz AG
  ADR (Germany)+                                      17,100             187,245
Ambac Financial
  Group, Inc.+                                         6,500             477,360
American International
  Group, Inc.                                         27,700           1,974,456
Berkley (W.R.) Corp.                                   7,800             335,010
Chubb Corp.                                            1,100              74,998
The Hartford Financial
  Services Group, Inc.                                 5,600             384,944
Marsh & McLennan
  Companies, Inc.+                                     2,200              99,836
Metlife, Inc.                                          6,400             229,440
The PMI Group, Inc.                                    1,000              43,520
Scottish Re Group Limited+                             2,400              55,800
St. Paul
  Travelers Companies                                  2,525             102,363
UnumProvident Corp.+                                  15,100             240,090
XL Capital Limited Cl. A                               2,900             218,834
                                                                ----------------
                                                                       5,012,988
                                                                ----------------
INTERNET CONTENT -- 0.1%
BEA Systems, Inc.*                                    13,700             112,614
                                                                ----------------
INTERNET SOFTWARE -- 0.3%
Covad Communications
  Group, Inc.* +                                     100,100             240,240
                                                                ----------------
MACHINERY & COMPONENTS -- 1.1%
Agco Corp.* +                                          5,800             118,146
Baker Hughes, Inc.+                                   12,800             481,920
Chicago Bridge & Iron
  Co. NV                                               8,600             239,510
Smith International, Inc.* +                           1,800             100,368
                                                                ----------------
                                                                         939,944
                                                                ----------------
MANUFACTURING -- 0.4%
Avery Dennison Corp.                                   4,000             256,040
Bombardier, Inc. Cl. B                                27,500              82,454
                                                                ----------------
                                                                         338,494
                                                                ----------------
MEDICAL SUPPLIES -- 3.3%
Agilent Technologies, Inc.*                            1,700              49,776
Baxter International, Inc.                            32,200           1,111,222
Dade Behring
  Holdings, Inc.*                                      4,200    $        199,584
Immucor, Inc.*                                         4,800             156,240
Medtronic, Inc.                                        1,000              48,720
St. Jude Medical, Inc.*                                2,700             204,255
Thermo Electron Corp.*                                 8,600             264,364
Waters Corp.*                                         14,900             711,922
                                                                ----------------
                                                                       2,746,083
                                                                ----------------
METALS & MINING -- 2.5%
Alcoa, Inc.                                            9,800             323,694
Freeport-McMoRan
  Copper & Gold,
  Inc. Cl. B+                                          5,700             188,955
Massey Energy Co.                                     10,700             301,847
Newmont Mining Corp.                                   3,800             147,288
Nucor Corp.+                                          10,100             775,276
Phelps Dodge Corp.*                                    2,700             209,277
Precision Castparts Corp.                              2,500             136,725
                                                                ----------------
                                                                       2,083,062
                                                                ----------------
PHARMACEUTICALS -- 5.1%
Barr Pharmaceuticals*                                  6,200             208,940
Biogen Idec, Inc.* +                                   4,000             253,000
BioMarin
  Pharmaceuticals, Inc.*                              26,000             156,000
Cardinal Health, Inc.                                  4,700             329,235
Cephalon, Inc.* +                                      1,600              86,400
Genentech, Inc.*                                       3,400             191,080
Johnson & Johnson                                     10,600             590,420
Medimmune, Inc.*                                       7,000             163,800
Merck & Co., Inc.                                     18,600             883,500
Millennium
  Pharmaceuticals, Inc.*                               7,100              97,980
Nutraceutical
  International Corp.*                                 3,300              70,323
Pfizer, Inc.                                           6,300             215,964
Schering-Plough Corp.                                 39,200             724,416
Wyeth                                                  6,500             235,040
                                                                ----------------
                                                                       4,206,098
                                                                ----------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.3%
Eastman Kodak Co.+                                     8,200             221,236
                                                                ----------------
PREPACKAGED SOFTWARE -- 1.5%
Brocade Communications
  Systems, Inc.*                                      17,400             104,052
Microsoft Corp.                                       40,600           1,159,536
                                                                ----------------
                                                                       1,263,588
                                                                ----------------
RESTAURANTS -- 0.8%
McDonald's Corp.                                      25,600             665,600
                                                                ----------------
RETAIL -- 2.0%
99 Cents Only Stores* +                                6,700             102,175
The Home Depot, Inc.                                  16,000             563,200
J.C. Penney Company, Inc.+                             4,800    $        181,248
Office Depot, Inc.* +                                 16,600             297,306
Toys R Us, Inc.*                                      21,100             337,178
Wal-Mart Stores, Inc.                                  3,200             168,832
                                                                ----------------
                                                                       1,649,939
                                                                ----------------
RETAIL - GROCERY -- 0.2%
Albertson's, Inc.+                                     7,800             207,012
                                                                ----------------
RETAIL - INTERNET -- 0.2%
Amazon.com, Inc.* +                                    2,800             152,320
                                                                ----------------
TELECOMMUNICATIONS -- 0.1%
Telefonos de Mexico SA de
  CV Cl. L Sponsored
  ADR (Mexico)                                         2,600              86,502
                                                                ----------------
TELEPHONE UTILITIES -- 1.7%
Mastec, Inc.*                                          8,900              48,327
Nextel Partners, Inc. Cl. A*                           8,000             127,360
Verizon
  Communications, Inc.                                30,900           1,118,271
Western Wireless
  Corp. Cl. A*                                         2,900              83,839
                                                                ----------------
                                                                       1,377,797
                                                                ----------------
TOBACCO -- 0.2%
Altria Group, Inc.                                     3,100             155,155
                                                                ----------------
TRANSPORTATION -- 0.4%
Expeditors International
  of Washington, Inc.                                  2,800             138,348
Overnite Corp.                                         1,787              52,538
Royal Caribbean Cruises
  Limited+                                             3,000             130,230
                                                                ----------------
                                                                         321,116
                                                                ----------------

TOTAL EQUITIES
(COST $76,760,624)                                                    82,082,039
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 9.2%

CASH EQUIVALENTS**
American AAdvantage
  Select Money
  Market Fund                                        205,157             205,157
Bank of America
  Bank Note
  1.500% 07/21/2004                         $        282,090             282,090
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                  256,446             256,446

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                         $         66,676    $         66,676
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                  214,533             214,533
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                  205,157             205,157
BGIF Prime Money
  Market Fund                                        394,926             394,926
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  128,223             128,223
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                   25,645              25,645
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                  512,891             512,891
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                  410,313             410,313
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  205,157             205,157
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                  186,949             186,949
Fannie Mae Discount Note
  0.960% 07/01/2004                                  153,867             153,867
Fannie Mae Discount Note
  1.131% 07/14/2004                                   76,934              76,934
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                   76,934              76,934
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                   76,934              76,934
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                  359,024             359,024
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  102,578             102,578
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                   76,934              76,934
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  128,223             128,223
General Electric
  Capital Corp.
  1.211% 07/21/2004                         $        128,371    $        128,371
General Electric
  Capital Corp.
  1.211% 07/22/2004                                   76,675              76,675
General Electric
  Capital Corp.
  1.221% 07/23/2004                                   25,384              25,384
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  127,942             127,942
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                  128,223             128,223
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  153,867             153,867
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                   76,934              76,934
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                  410,310             410,310
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        185,364             185,364
Merrimac Cash Fund,
  Premium Class                                      820,626             820,626
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                  266,703             266,703
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                   76,934              76,934
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                  256,446             256,446
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                  256,446             256,446
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  128,223             128,223
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                   76,934              76,934
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  128,223             128,223
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                         $        153,867    $        153,867
                                                                ----------------
                                                                       7,623,063
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    7,623,063
                                                                ----------------

TOTAL INVESTMENTS -- 108.7%
(COST $84,383,687)***                                                 89,705,102

OTHER ASSETS/
(LIABILITIES) -- (8.7%)                                               (7,184,743)
                                                                ----------------

NET ASSETS -- 100.0%                                            $     82,520,359
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 91.6%

ADVERTISING -- 0.3%
WPP Group PLC Sponsored
  ADR (United Kingdom)                                59,200    $      3,032,816
                                                                ----------------
BANKING, SAVINGS & LOANS -- 18.5%
Bank One Corp.                                       643,400          32,813,400
Citigroup, Inc.                                      689,300          32,052,450
Fifth Third Bancorp                                  269,300          14,482,954
Golden West
  Financial Corp.                                    242,300          25,768,605
HSBC Holdings PLC                                  1,887,533          28,149,691
Lloyds TSB Group
  PLC Sponsored
  ADR (United Kingdom)+                              197,500           6,296,300
Providian Financial Corp.*                           146,700           2,152,089
State Street Corp.                                    48,500           2,378,440
Wells Fargo & Co.                                    535,000          30,618,050
                                                                ----------------
                                                                     174,711,979
                                                                ----------------
BEVERAGES -- 2.0%
Diageo PLC Sponsored
  ADR (United Kingdom)+                              225,200          12,329,700
Heineken Holding
  NV Cl. A+                                          216,450           6,343,116
                                                                ----------------
                                                                      18,672,816
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 4.6%
Comcast Corp.
  Special Cl. A*                                     984,300          27,176,523
Gannett Co., Inc.                                     68,600           5,820,710
Lagardere S.C.A. SA                                  170,000          10,657,430
                                                                ----------------
                                                                      43,654,663
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 1.3%
Martin Marietta
  Materials, Inc.                                    134,700           5,971,251
Vulcan Materials Co.+                                133,400           6,343,170
                                                                ----------------
                                                                      12,314,421
                                                                ----------------
COMMERCIAL SERVICES -- 3.2%
Block (H&R), Inc.+                                   263,800          12,577,984
Dun & Bradstreet Corp.*                              143,050           7,711,826
Moody's Corp.                                        156,200          10,099,892
                                                                ----------------
                                                                      30,389,702
                                                                ----------------
COMMUNICATIONS -- 0.8%
Nokia Oyj Sponsored
  ADR (Finland)                                      186,200           2,707,348
SK Telecom Co. Limited
  ADR (South Korea)+                                 208,800           4,382,712
                                                                ----------------
                                                                       7,090,060
                                                                ----------------
COMPUTERS & INFORMATION -- 1.8%
Lexmark
  International, Inc.*                               175,500    $     16,941,015
                                                                ----------------
CONTAINERS -- 3.1%
Sealed Air Corp.*                                    543,700          28,962,899
                                                                ----------------
DIVERSIFIED FINANCIAL -- 0.7%
Takefuji Corp.+                                       94,300           6,870,863
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.1%
Agere Systems, Inc. Cl. A*                           387,700             891,710
                                                                ----------------
ENERGY -- 7.2%
ConocoPhillips                                       289,946          22,119,980
Devon Energy Corp.                                   270,000          17,820,000
EOG Resources, Inc.                                  232,500          13,882,575
Occidental
  Petroleum Corp.                                    182,500           8,834,825
Transocean, Inc.*                                    174,700           5,055,818
                                                                ----------------
                                                                      67,713,198
                                                                ----------------
FINANCIAL SERVICES -- 13.9%
American Express Co.                               1,260,000          64,738,800
Berkshire Hathaway,
  Inc. Cl. A*                                            514          45,720,300
Centerpoint
  Properties Corp.                                   175,099          13,438,848
Morgan Stanley                                       145,900           7,699,143
                                                                ----------------
                                                                     131,597,091
                                                                ----------------
FOODS -- 1.4%
Hershey Foods Corp.                                  182,600           8,448,902
Kraft Foods, Inc. Cl. A                              144,600           4,580,928
                                                                ----------------
                                                                      13,029,830
                                                                ----------------
HEALTHCARE -- 0.9%
HCA, Inc.+                                           193,800           8,060,142
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 4.2%
Tyco International
  Limited+                                         1,182,124          39,175,589
                                                                ----------------
INSURANCE -- 13.5%
American International
  Group, Inc.                                        718,000          51,179,040
Aon Corp.+                                           305,300           8,691,891
Chubb Corp.                                           41,100           2,802,198
Loews Corp.                                          276,800          16,596,928
Markel Corp.*                                          2,800             777,000
Marsh & McLennan
  Companies, Inc.                                     55,400           2,514,052
Principal Financial
  Group, Inc.                                         95,600           3,324,968
Progressive Corp.                                    297,500    $     25,376,750
Sun Life Financial, Inc.+                             62,100           1,797,174
Transatlantic Holdings, Inc.                         177,250          14,355,478
                                                                ----------------
                                                                     127,415,479
                                                                ----------------
LODGING -- 0.7%
Marriott International,
  Inc. Cl. A+                                        141,400           7,053,032
                                                                ----------------
PHARMACEUTICALS -- 2.8%
Eli Lilly & Co.                                      171,100          11,961,601
Merck & Co., Inc.                                     60,900           2,892,750
Novartis AG                                           85,000           3,758,901
Pfizer, Inc.                                         229,400           7,863,832
                                                                ----------------
                                                                      26,477,084
                                                                ----------------
PREPACKAGED SOFTWARE -- 1.2%
Microsoft Corp.                                      399,200          11,401,152
                                                                ----------------
RETAIL -- 3.8%
AutoZone, Inc.+ *                                     99,600           7,977,960
Costco Wholesale Corp.                               688,700          28,284,909
                                                                ----------------
                                                                      36,262,869
                                                                ----------------
TOBACCO -- 4.8%
Altria Group, Inc.                                   913,700          45,730,685
                                                                ----------------
TRANSPORTATION -- 0.8%
United Parcel Service,
  Inc. Cl. B                                          99,800           7,501,966
                                                                ----------------

TOTAL EQUITIES
(COST $732,689,266)                                                  864,951,061
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 14.7%

CASH EQUIVALENTS -- 6.2%**
American AAdvantage
  Select Money
  Market Fund                                      1,570,125           1,570,125
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      2,158,922           2,158,922
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                1,962,656           1,962,656
Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  510,290             510,290

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                         $      1,641,889    $      1,641,889
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                1,570,126           1,570,126
BGIF Prime Money
  Market Fund                                      3,022,492           3,022,492
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  981,329             981,329
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  196,266             196,266
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                3,925,315           3,925,315
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                3,140,251           3,140,251
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                1,570,126           1,570,126
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                1,430,777           1,430,777
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                1,177,594           1,177,594
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  588,797             588,797
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  588,797             588,797
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  588,797             588,797
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                2,747,720           2,747,720
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  785,063             785,063
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                         $        588,797    $        588,797
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  981,329             981,329
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  982,464             982,464
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  586,818             586,818
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  194,270             194,270
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  979,183             979,183
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                  981,329             981,329
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                1,177,594           1,177,594
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  588,797             588,797
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                3,140,251           3,140,251
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,418,648           1,418,648
Merrimac Cash Fund,
  Premium Class                                    6,280,503           6,280,503
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                2,041,163           2,041,163
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  588,797             588,797
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                1,962,657           1,962,657
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                         $      1,962,657    $      1,962,657
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  981,329             981,329
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  588,797             588,797
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  981,329             981,329
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                1,177,594           1,177,594
                                                                ----------------
                                                                      58,341,638
                                                                ----------------
REPURCHASE AGREEMENT -- 8.5%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               80,515,632          80,515,632
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  138,857,270
                                                                ----------------

TOTAL INVESTMENTS -- 106.3%
(COST $871,546,536)***                                             1,003,808,331

OTHER ASSETS/
(LIABILITIES) -- (6.3%)                                              (59,631,554)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    944,176,777
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $80,517,198. Collateralized by U.S. Government Agency obligations with rates of 1.850% - 4.349%, maturity dates of 04/15/2023 - 04/01/2033, and an aggregate market value, including accrued interest, of $84,541,414.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 99.0%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.*                                    59,833    $        821,507
Monster
  Worldwide, Inc.* +                                  19,318             496,859
Omnicom Group, Inc.                                   25,714           1,951,435
                                                                ----------------
                                                                       3,269,801
                                                                ----------------
AEROSPACE & DEFENSE -- 1.9%
Boeing Co.                                           122,340           6,250,351
General Dynamics Corp.                                29,554           2,934,712
Goodrich Corp.                                        13,690             442,598
Honeywell
  International, Inc.                                126,410           4,630,398
Lockheed Martin Corp.                                 64,107           3,338,693
Northrop Grumman Corp.                                51,878           2,785,849
Raytheon Co.                                          62,100           2,221,317
Rockwell Collins, Inc.                                20,632             687,458
United Technologies Corp.                             75,631           6,918,724
                                                                ----------------
                                                                      30,210,100
                                                                ----------------
AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.* +                              19,716             140,378
Southwest Airlines Co.                               115,565           1,938,025
                                                                ----------------
                                                                       2,078,403
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.7%
The Gap, Inc.+                                       130,703           3,169,548
Jones Apparel Group, Inc.                             15,589             615,454
Limited Brands                                        78,259           1,463,443
Liz Claiborne, Inc.                                   13,092             471,050
Nike, Inc. Cl. B                                      39,983           3,028,712
Nordstrom, Inc.                                       20,438             870,863
Reebok International
  Limited                                              9,900             356,202
VF Corp.+                                             13,102             638,067
                                                                ----------------
                                                                      10,613,339
                                                                ----------------
AUTOMOTIVE & PARTS -- 1.0%
AutoNation, Inc.*                                     42,000             718,200
Cooper Tire & Rubber Co.                               8,230             189,290
Dana Corp.                                            16,969             332,592
Delphi Corp.                                          65,894             703,748
Ford Motor Co.+                                      263,014           4,116,169
General Motors Corp.+                                 79,745           3,715,320
Genuine Parts Co.                                     26,112           1,036,124
The Goodyear Tire &
  Rubber Co.* +                                       28,776             261,574
Harley-Davidson, Inc.                                 42,536           2,634,680
Navistar International
  Corp.* +                                            10,309    $        399,577
Paccar, Inc.                                          27,504           1,594,957
Visteon Corp.+                                        23,653             276,031
                                                                ----------------
                                                                      15,978,262
                                                                ----------------
BANKING, SAVINGS & LOANS -- 11.4%
AmSouth Bancorp                                       41,894           1,067,040
Bank of America Corp.                                294,307          24,904,258
Bank of New York
  Co., Inc.                                          116,203           3,425,664
Bank One Corp.                                       163,426           8,334,726
BB&T Corp.                                            85,916           3,176,315
Capital One
  Financial Corp.                                     33,746           2,307,551
Charter One
  Financial, Inc.                                     33,845           1,495,611
Citigroup, Inc.                                      747,841          34,774,607
Comerica, Inc.                                        22,376           1,227,995
Fannie Mae                                           142,479          10,167,301
Fifth Third Bancorp                                   83,988           4,516,875
First Horizon
  National Corp.                                      20,000             909,400
Freddie Mac                                           99,528           6,300,122
Golden West
  Financial Corp.                                     22,779           2,422,547
J.P. Morgan Chase & Co.                              298,326          11,566,099
KeyCorp                                               65,068           1,944,883
M&T Bank Corp.                                        16,700           1,457,910
Marshall and Ilsley Corp.                             28,700           1,121,883
Mellon Financial Corp.                                60,068           1,761,794
National City Corp.                                   94,971           3,324,935
North Fork
  Bancorporation, Inc.+                               26,100             993,105
Northern Trust Corp.                                  30,893           1,306,156
Providian Financial Corp.*                            44,504             652,874
Regions Financial Corp.                               26,190             957,244
SLM Corp.                                             68,031           2,751,854
SouthTrust Corp.                                      51,594           2,002,363
Sovereign Bancorp, Inc.                                4,090              86,299
State Street Corp.                                    45,968           2,254,271
SunTrust Banks, Inc.                                  43,534           2,829,275
Synovus Financial Corp.+                              35,699             903,899
U.S. Bancorp                                         281,134           7,748,053
Union Planters Corp.                                  28,308             843,861
Wachovia Corp.                                       194,348           8,648,486
Washington Mutual, Inc.                              123,952           4,789,505
Wells Fargo & Co.                                    242,437          13,874,670
Zions Bancorp                                         15,500             952,475
                                                                ----------------
                                                                     177,801,906
                                                                ----------------
BEVERAGES -- 2.7%
Anheuser-Busch
  Companies, Inc.                                    119,796    $      6,468,984
Brown-Forman
  Corp. Cl. B                                         14,442             697,115
The Coca-Cola Co.+                                   350,772          17,706,971
Coca-Cola
  Enterprises, Inc.                                   69,843           2,024,749
Coors (Adolph) Co. Cl. B                               5,765             417,040
The Pepsi Bottling
  Group, Inc.                                         33,082           1,010,324
PepsiCo, Inc.                                        245,066          13,204,156
                                                                ----------------
                                                                      41,529,339
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 2.9%
Clear Channel
  Communications, Inc.                                87,121           3,219,121
Comcast Corp. Cl. A*                                 326,896           9,162,895
Dow Jones & Co., Inc.+                                11,057             498,671
Gannett Co., Inc.                                     40,171           3,408,509
Knight Ridder, Inc.                                    9,637             693,864
The McGraw-Hill
  Companies, Inc.                                     29,444           2,254,527
Meredith Corp.                                         5,689             312,667
New York Times Co. Cl. A                              20,800             929,968
Time Warner, Inc.*                                   660,094          11,604,453
Tribune Co.                                           50,195           2,285,880
Univision Communications,
  Inc. Cl. A*                                         46,300           1,478,359
Viacom, Inc. Cl. B                                   248,418           8,873,491
                                                                ----------------
                                                                      44,722,405
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                               18,184             430,052
Masco Corp.                                           63,592           1,982,799
Vulcan Materials Co.+                                 11,878             564,799
                                                                ----------------
                                                                       2,977,650
                                                                ----------------
CHEMICALS -- 1.4%
Air Products &
  Chemicals, Inc.                                     34,505           1,809,787
Ashland, Inc.                                          8,025             423,800
Dow Chemical Co.                                     139,220           5,666,254
Du Pont (E.I.) de
  Nemours & Co.                                      148,850           6,611,917
Eastman Chemical Co.+                                 10,935             505,525
Engelhard Corp.                                       15,025             485,458
Great Lakes
  Chemical Corp.                                      10,196             275,904
Hercules, Inc.*                                       12,889             157,117

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
International Flavors &
  Fragrances, Inc.                                    11,082    $        414,467
Monsanto Co.                                          39,424           1,517,824
PPG Industries, Inc.                                  24,108           1,506,509
Praxair, Inc.                                         48,556           1,937,870
Rohm & Haas Co.                                       28,184           1,171,891
                                                                ----------------
                                                                      22,484,323
                                                                ----------------
COMMERCIAL SERVICES -- 1.9%
Allied Waste
  Industries, Inc.*                                   42,934             565,870
Apollo Group, Inc. Cl. A*                             26,500           2,339,685
Block (H&R), Inc.+                                    23,748           1,132,305
Cendant Corp.                                        145,144           3,553,125
Cintas Corp.+                                         26,000           1,239,420
Convergys Corp.*                                      20,871             321,413
Donnelley (R.R.) &
  Sons Co.                                            29,715             981,189
eBay, Inc.*                                           94,200           8,661,690
Ecolab, Inc.+                                         31,058             984,539
Equifax, Inc.+                                        17,149             424,438
Fluor Corp.                                           11,635             554,640
Moody's Corp.                                         22,786           1,473,343
Paychex, Inc.                                         55,906           1,894,095
PerkinElmer, Inc.                                     16,174             324,127
Quest Diagnostics, Inc.                               15,985           1,357,926
Robert Half
  International, Inc.                                 21,200             631,124
Ryder System, Inc.+                                    8,205             328,774
Waste Management, Inc.                                84,197           2,580,638
                                                                ----------------
                                                                      29,348,341
                                                                ----------------
COMMUNICATIONS -- 2.0%
ADC
  Telecommunications, Inc.*                          114,092             324,020
Andrew Corp.*                                         23,442             469,074
Avaya, Inc.*                                          59,975             947,005
Ciena Corp.*                                          93,100             346,332
Citizens
  Communications Co.* +                               33,600             406,560
Lucent
  Technologies, Inc.* +                              593,052           2,241,737
Network Appliance, Inc.*                              50,238           1,081,624
Nextel Communications,
  Inc. Cl. A*                                        157,039           4,186,660
Qualcomm, Inc.                                       116,609           8,510,125
SBC Communications, Inc.                             476,409          11,552,918
Scientific-Atlanta, Inc.+                             23,081             796,294
Tellabs, Inc.* +                                      60,123             525,475
                                                                ----------------
                                                                      31,387,824
                                                                ----------------
COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                       336,302           6,137,512
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                        17,906    $        766,556
Computer
  Sciences Corp.*                                     27,396           1,271,996
Parametric
  Technology Corp.*                                   24,388             121,940
Sun Microsystems, Inc.*                              496,604           2,155,261
Teradyne, Inc.*                                       26,606             603,956
Unisys Corp.*                                         43,051             597,548
                                                                ----------------
                                                                       5,517,257
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.*                                  14,740             734,494
                                                                ----------------
COMPUTERS & INFORMATION -- 3.1%
Apple Computer, Inc.*                                 57,375           1,866,982
Cisco Systems, Inc.*                                 982,287          23,280,202
Comverse
  Technology, Inc.*                                   28,629             570,862
Dell, Inc.*                                          369,148          13,222,881
EMC Corp.*                                           360,933           4,114,636
Gateway, Inc.*                                        48,768             219,456
International
  Game Technology                                     46,556           1,797,062
Jabil Circuit, Inc.*                                  29,300             737,774
Lexmark
  International, Inc.*                                17,428           1,682,325
Solectron Corp.*                                     117,753             761,862
Symbol
  Technologies, Inc.                                  33,100             487,894
                                                                ----------------
                                                                      48,741,936
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 2.3%
Electronic Data
  Systems Corp.+                                      69,223           1,325,620
Hewlett-Packard Co.                                  447,752           9,447,567
International Business
  Machines Corp.                                     243,302          21,447,071
Pitney Bowes, Inc.                                    29,855           1,321,084
Xerox Corp.* +                                       121,177           1,757,066
                                                                ----------------
                                                                      35,298,408
                                                                ----------------
CONTAINERS -- 0.2%
Ball Corp.                                             8,804             634,328
Bemis Co., Inc.                                       12,988             366,911
Pactiv Corp.*                                         19,198             478,798
Sealed Air Corp.*                                     10,048             535,257
Temple-Inland, Inc.                                    6,693             463,490
                                                                ----------------
                                                                       2,478,784
                                                                ----------------
COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co.                                    10,347             518,799
Avon Products, Inc.                                   69,438           3,203,869
Colgate-Palmolive Co.                                 78,819           4,606,971
The Gillette Co.                                     147,144    $      6,238,906
Kimberly-Clark Corp.                                  75,281           4,959,512
The Procter & Gamble Co.                             369,398          20,110,027
                                                                ----------------
                                                                      39,638,084
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.8%
Affiliated Computer
  Services, Inc. Cl. A* +                             19,100           1,011,154
Automatic Data
  Processing, Inc.                                    88,508           3,706,715
Deluxe Corp.+                                          6,828             297,018
First Data Corp.                                     126,251           5,620,695
Fiserv, Inc.*                                         29,201           1,135,627
IMS Health, Inc.                                      29,725             696,754
NCR Corp.*                                            14,868             737,304
                                                                ----------------
                                                                      13,205,267
                                                                ----------------
ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                            90,353             897,205
Allegheny Energy, Inc.* +                             22,300             343,643
Ameren Corp.+                                         24,642           1,058,620
American Electric
  Power Co.+                                          51,908           1,661,056
Calpine Corp.* +                                      52,779             228,005
CenterPoint Energy, Inc.+                             33,622             386,653
Cinergy Corp.+                                        22,381             850,478
CMS Energy Corp.* +                                   17,354             158,442
Consolidated Edison, Inc.+                            39,174           1,557,558
Constellation Energy
  Group, Inc.                                         24,664             934,766
Dominion Resources, Inc.                              48,820           3,079,566
DTE Energy Co.                                        26,352           1,068,310
Duke Energy Corp.                                    136,698           2,773,602
Edison International                                  51,487           1,316,523
Entergy Corp.                                         35,806           2,005,494
Exelon Corp.                                          98,848           3,290,650
FirstEnergy Corp.                                     48,187           1,802,676
FPL Group, Inc.                                       27,415           1,753,189
NiSource, Inc.                                        31,285             645,097
PG&E Corp.*                                           63,581           1,776,453
Pinnacle West
  Capital Corp.                                       11,750             474,582
PPL Corp.                                             24,655           1,131,664
Progress Energy, Inc.+                                31,521           1,388,500
Public Service Enterprise
  Group, Inc.+                                        32,782           1,312,263
Southern Co.+                                        110,646           3,225,331
Teco Energy, Inc.+                                    22,400             268,576
TXU Corp.                                             49,666           2,011,970
                                                                ----------------
                                                                      37,400,872
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.1%
Advanced Micro
  Devices, Inc.* +                                    54,942             873,578

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Altera Corp.*                                         56,204    $      1,248,853
American Power
  Conversion Corp.                                    29,542             580,500
Analog Devices, Inc.                                  52,725           2,482,293
Applied Micro
  Circuits Corp.*                                     48,600             258,552
Broadcom Corp. Cl. A*                                 47,100           2,202,867
Emerson Electric Co.                                  62,954           4,000,727
General Electric Co.                               1,528,275          49,516,110
Intel Corp.                                          935,432          25,817,923
JDS Uniphase Corp.*                                  220,876             837,120
Johnson Controls, Inc.                                29,302           1,564,141
Kla-Tencor Corp.* +                                   28,428           1,403,775
Linear Technology Corp.                               47,349           1,868,865
LSI Logic Corp.*                                      63,842             486,476
Maxim Integrated
  Products, Inc.                                      47,499           2,489,898
Micron
  Technology, Inc.* +                                 82,580           1,264,300
Molex, Inc.+                                          30,447             976,740
National
  Semiconductor Corp.*                                55,224           1,214,376
Novellus Systems, Inc.*                               23,831             749,247
Nvidia Corp.* +                                       26,800             549,400
PMC-Sierra, Inc.*                                     25,779             369,929
Power-One, Inc.*                                      10,600             116,388
Qlogic Corp.*                                         14,100             374,919
Rockwell
  Automation, Inc.                                    26,132             980,211
Sanmina-SCI Corp.* +                                  82,324             749,148
Texas Instruments, Inc.                              247,769           5,991,054
Thomas & Betts Corp.                                   8,502             231,509
Xilinx, Inc.                                          47,668           1,587,821
                                                                ----------------
                                                                     110,786,720
                                                                ----------------
ENERGY -- 6.6%
Amerada Hess Corp.                                    13,960           1,105,492
Anadarko Petroleum Corp.                              33,754           1,977,984
Apache Corp.                                          44,556           1,940,414
BJ Services Co.*                                      23,800           1,090,992
Burlington
  Resources, Inc.                                     60,760           2,198,297
ChevronTexaco Corp.                                  156,129          14,693,300
ConocoPhillips                                       101,655           7,755,260
Devon Energy Corp.                                    33,300           2,197,800
Dynegy, Inc. Cl. A*                                   48,037             204,638
El Paso Corp.                                         79,935             629,888
EOG Resources, Inc.                                   15,800             943,418
Exxon Mobil Corp.                                    946,498          42,033,976
Halliburton Co.                                       59,984           1,815,116
Kerr-McGee Corp.                                      21,666           1,164,981
KeySpan Corp.                                         25,600             939,520
Kinder Morgan, Inc.                                   17,100           1,013,859
Marathon Oil Corp.                                    51,851           1,962,042
Nabors Industries Limited*                            21,669    $        979,872
Nicor, Inc.                                            5,282             179,430
Noble Corp.*                                          22,400             848,736
Occidental
  Petroleum Corp.                                     58,151           2,815,090
Peoples Energy Corp.                                   4,262             179,643
Rowan Companies, Inc.*                                18,366             446,845
Schlumberger Limited                                  81,805           5,195,436
Sempra Energy                                         38,061           1,310,440
Sunoco, Inc.                                          12,656             805,175
Transocean, Inc.*                                     40,572           1,174,154
Unocal Corp.                                          42,229           1,604,702
Valero Energy Corp.                                   18,000           1,327,680
The Williams
  Companies, Inc.                                     81,191             966,173
Xcel Energy, Inc.+                                    46,087             770,114
                                                                ----------------
                                                                     102,270,467
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                       13,055             532,644
Harrah's
  Entertainment, Inc.                                 16,716             904,336
The Walt Disney Co.                                  297,970           7,595,255
                                                                ----------------
                                                                       9,032,235
                                                                ----------------
FINANCIAL SERVICES -- 3.6%
American Express Co.                                 187,560           9,636,833
Apartment Investment &
  Management Co. Cl. A                                15,600             485,628
Bear Stearns
  Companies, Inc.+                                    14,195           1,196,780
Countrywide
  Financial Corp.                                     39,399           2,767,780
E Trade Financial Corp.*                              51,300             571,995
Federated Investors,
  Inc. Cl. B                                          13,400             406,556
Franklin Resources, Inc.                              36,930           1,849,454
The Goldman Sachs
  Group, Inc.                                         69,500           6,544,120
Huntington
  Bancshares, Inc.                                    27,321             625,651
Janus Capital Group, Inc.                             34,794             573,753
Lehman Brothers
  Holdings, Inc.                                      37,918           2,853,329
MBNA Corp.                                           187,646           4,839,390
Merrill Lynch & Co., Inc.                            141,570           7,641,949
Morgan Stanley                                       162,299           8,564,518
PNC Financial Services
  Group, Inc.                                         41,513           2,203,510
Price (T. Rowe)
  Group, Inc.                                         20,513           1,033,855
ProLogis Trust                                        21,400             704,488
The Schwab
(Charles) Corp.                                      207,405    $      1,993,162
Simon Property Group, Inc.                            32,500           1,671,150
                                                                ----------------
                                                                      56,163,901
                                                                ----------------
FOODS -- 1.9%
Archer-Daniels-Midland Co.                            96,579           1,620,596
Campbell Soup Co.+                                    59,046           1,587,156
ConAgra Foods, Inc.                                   77,769           2,105,985
General Mills, Inc.+                                  58,351           2,773,423
Heinz (H. J.) Co.                                     54,722           2,145,102
Hershey Foods Corp.                                   39,684           1,836,179
Kellogg Co.                                           62,516           2,616,295
The Kroger Co.* +                                    110,975           2,019,745
McCormick & Co., Inc.                                 16,600             564,400
Safeway, Inc.*                                        60,677           1,537,555
Sara Lee Corp.+                                      121,436           2,791,814
Starbucks Corp.*                                      59,348           2,580,451
SuperValu, Inc.                                       15,932             487,679
Sysco Corp.                                           95,478           3,424,796
Wrigley (Wm.) Jr. Co.                                 29,804           1,879,142
                                                                ----------------
                                                                      29,970,318
                                                                ----------------
FOREST PRODUCTS & PAPER -- 0.6%
Boise Cascade Corp.                                   14,701             553,346
Georgia-Pacific Corp.                                 38,572           1,426,393
International Paper Co.                               71,451           3,193,860
MeadWestvaco Corp.                                    28,444             835,969
Plum Creek Timber
  Co., Inc.                                           22,200             723,276
Weyerhaeuser Co.                                      35,011           2,209,894
                                                                ----------------
                                                                       8,942,738
                                                                ----------------
HEALTHCARE -- 1.1%
Caremark Rx, Inc.*                                    62,600           2,062,044
Express Scripts, Inc.*                                11,900             942,837
HCA, Inc.+                                            72,085           2,998,015
Health Management
  Associates, Inc. Cl. A+                             35,600             798,152
Humana, Inc.*                                         23,296             393,702
Manor Care, Inc.                                      12,781             417,683
Tenet Healthcare Corp.* +                             64,328             862,638
UnitedHealth Group, Inc.                              91,448           5,692,638
Wellpoint Health
  Networks, Inc.*                                     23,020           2,578,470
                                                                ----------------
                                                                      16,746,179
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                                          18,810             860,558
KB Home+                                               7,385             506,833
Leggett & Platt, Inc.                                 21,947             586,204
Maytag Corp.                                          13,938             341,620

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Pulte Homes, Inc.                                     18,746    $        975,354
Whirlpool Corp.+                                      11,029             756,589
                                                                ----------------
                                                                       4,027,158
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.6%
Black & Decker Corp.                                   9,250             574,703
The Clorox Co.                                        27,815           1,495,891
Corning, Inc.*                                       203,661           2,659,813
Fortune Brands, Inc.                                  22,580           1,703,209
Newell Rubbermaid, Inc.+                              38,971             915,819
Sherwin-Williams Co.                                  23,389             971,813
Snap-On, Inc.                                          6,903             231,596
The Stanley Works+                                    10,755             490,213
                                                                ----------------
                                                                       9,043,057
                                                                ----------------
INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                 10,966             630,545
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 2.0%
3M Co.                                               111,898          10,071,939
Cooper Industries
  Limited Cl. A                                       13,065             776,192
Danaher Corp.                                         43,700           2,265,845
Eaton Corp.                                           19,856           1,285,477
Illinois Tool Works, Inc.+                            46,633           4,471,638
ITT Industries, Inc.                                  14,855           1,232,965
Textron, Inc.                                         21,655           1,285,224
Tyco International
  Limited                                            290,354           9,622,332
                                                                ----------------
                                                                      31,011,612
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 0.5%
Yahoo!, Inc.*                                        195,520           7,103,242
                                                                ----------------
INSURANCE -- 5.1%
ACE Limited                                           42,500           1,796,900
Aetna, Inc.                                           21,149           1,797,665
AFLAC, Inc.                                           74,938           3,058,220
Allstate Corp.                                       103,415           4,813,968
Ambac Financial
  Group, Inc.                                         17,600           1,292,544
American International
  Group, Inc.                                        376,808          26,858,874
Anthem, Inc.* +                                       18,500           1,656,860
Aon Corp.                                             45,752           1,302,559
Chubb Corp.                                           24,909           1,698,296
Cigna Corp.                                           18,388           1,265,278
Cincinnati Financial Corp.                            20,353             885,763
The Hartford Financial
  Services Group, Inc.                                40,534           2,786,307
Jefferson-Pilot Corp.+                                18,273             928,268
Lincoln National Corp.                                27,739           1,310,668
Loews Corp.                                           26,848           1,609,806
Marsh & McLennan
  Companies, Inc.                                     77,652           3,523,848
MBIA, Inc.                                            23,011    $      1,314,388
Metlife, Inc.                                        111,500           3,997,275
MGIC Investment Corp.                                 14,787           1,121,742
Principal Financial
  Group, Inc.                                         41,500           1,443,370
Progressive Corp.                                     32,487           2,771,141
Prudential Financial, Inc.                            77,200           3,587,484
Safeco Corp.                                          21,225             933,900
St. Paul
  Travelers Companies                                 96,259           3,902,340
Torchmark Corp.                                       18,026             969,799
UnumProvident Corp.+                                  33,525             533,048
XL Capital Limited Cl. A                              19,800           1,494,108
                                                                ----------------
                                                                      78,654,419
                                                                ----------------
LODGING -- 0.2%
Hilton Hotels Corp.                                   51,051             952,612
Marriott International,
  Inc. Cl. A                                          35,323           1,761,911
Starwood Hotels &
  Resorts Worldwide, Inc.                             27,027           1,212,161
                                                                ----------------
                                                                       3,926,684
                                                                ----------------
MACHINERY & COMPONENTS -- 0.9%
Baker Hughes, Inc.                                    49,983           1,881,860
Caterpillar, Inc.                                     50,516           4,012,991
Cummins, Inc.                                          7,473             467,063
Deere & Co.                                           36,513           2,561,022
Dover Corp.                                           30,959           1,303,374
Ingersoll-Rand Co. Cl. A                              25,886           1,768,273
Pall Corp.                                            14,618             382,845
Parker-Hannifin Corp.                                 19,098           1,135,567
                                                                ----------------
                                                                      13,512,995
                                                                ----------------
MANUFACTURING -- 0.5%
American Standard
  Companies, Inc.*                                    32,700           1,318,137
Applied Materials, Inc.*                             240,352           4,715,706
Avery Dennison Corp.                                  12,998             832,002
Millipore Corp.*                                       5,781             325,875
                                                                ----------------
                                                                       7,191,720
                                                                ----------------
MEDICAL SUPPLIES -- 2.5%
Agilent Technologies, Inc.*                           69,205           2,026,322
Allergan, Inc.                                        19,629           1,757,188
Applied Biosystems
  Group-Applera Corp.                                 24,968             543,054
Bard (C.R.), Inc.                                     12,978             735,204
Bausch & Lomb, Inc.                                    8,194             533,184
Baxter International, Inc.                            92,226           3,182,719
Becton, Dickinson & Co.                               37,946           1,965,603
Biomet, Inc.                                          38,594           1,715,117
Boston Scientific Corp.*                             120,240           5,146,272
Guidant Corp.                                         44,841           2,505,715
Medtronic, Inc.                                      178,414           8,692,330
St. Jude Medical, Inc.*                               24,396    $      1,845,557
Stryker Corp.+                                        59,402           3,267,110
Tektronix, Inc.                                       12,970             441,239
Thermo Electron Corp.*                                20,275             623,254
Waters Corp.*                                         15,900             759,702
Zimmer Holdings, Inc.*                                36,578           3,226,180
                                                                ----------------
                                                                      38,965,750
                                                                ----------------
METALS & MINING -- 0.7%
Alcoa, Inc.                                          128,966           4,259,747
Allegheny
  Technologies, Inc.                                   9,447             170,518
Crane Co.                                              7,007             219,950
Freeport-McMoRan
  Copper & Gold,
  Inc. Cl. B                                          28,583             947,526
Newmont Mining Corp.                                  64,097           2,484,400
Nucor Corp.                                           12,550             963,338
Phelps Dodge Corp.*                                   11,739             909,890
United States Steel Corp.+                            16,456             577,935
Worthington Industries, Inc.                          10,152             208,421
                                                                ----------------
                                                                      10,741,725
                                                                ----------------
PHARMACEUTICALS -- 9.5%
Abbott Laboratories                                  229,437           9,351,852
AmerisourceBergen Corp.                               14,316             855,810
Amgen, Inc.*                                         184,990          10,094,904
Biogen Idec, Inc.*                                    48,391           3,060,731
Bristol-Myers Squibb Co.                             287,384           7,040,908
Cardinal Health, Inc.+                                62,679           4,390,664
Chiron Corp.*                                         28,100           1,254,384
Eli Lilly & Co.                                      165,595          11,576,746
Forest Laboratories, Inc.*                            52,600           2,978,738
Genzyme Corp.*                                        32,100           1,519,293
Gilead Sciences, Inc.*                                 3,119             208,973
Hospira, Inc.*                                        22,493             620,807
Johnson & Johnson                                    428,400          23,861,880
King
  Pharmaceuticals, Inc.*                              38,148             436,795
McKesson Corp.                                        41,098           1,410,894
Medco Health
  Solutions, Inc.*                                    39,641           1,486,538
Medimmune, Inc.*                                      38,169             893,155
Merck & Co., Inc.                                    320,062          15,202,945
Mylan Laboratories, Inc.                              38,000             769,500
Pfizer, Inc.                                       1,104,521          37,862,980
Schering-Plough Corp.                                220,586           4,076,429
Sigma-Aldrich Corp.                                   11,651             694,516
Watson
  Pharmaceutical, Inc.* +                             15,471             416,170
Wyeth                                                196,104           7,091,121
                                                                ----------------
                                                                     147,156,733
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                    40,547    $      1,093,958
                                                                ----------------
PREPACKAGED SOFTWARE -- 4.5%
Adobe Systems, Inc.                                   33,722           1,568,073
BMC Software, Inc.*                                   34,531             638,824
Citrix Systems, Inc.*                                 24,727             503,442
Computer Associates
  International, Inc.                                 86,139           2,417,060
Compuware Corp.*                                      58,837             388,324
Electronic Arts, Inc.*                                41,700           2,274,735
Intuit, Inc.*                                         30,200           1,165,116
Microsoft Corp.                                    1,563,790          44,661,842
Novell, Inc.*                                         56,282             472,206
Oracle Corp.*                                        757,628           9,038,502
Peoplesoft, Inc.*                                     55,087           1,019,110
Siebel Systems, Inc.*                                 78,562             839,042
SunGard Data
  Systems, Inc.*                                      44,400           1,154,400
Symantec Corp.*                                       43,400           1,900,052
Veritas Software Corp.*                               61,990           1,717,123
                                                                ----------------
                                                                      69,757,851
                                                                ----------------
REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                    62,400           1,697,280
Equity Residential                                    41,700           1,239,741
                                                                ----------------
                                                                       2,937,021
                                                                ----------------
RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                              24,728             508,160
McDonald's Corp.                                     186,860           4,858,360
Wendy's
  International, Inc.                                 16,201             564,443
Yum! Brands, Inc.*                                    40,120           1,493,266
                                                                ----------------
                                                                       7,424,229
                                                                ----------------
RETAIL -- 5.6%
AutoZone, Inc.* +                                     11,836             948,064
Bed Bath & Beyond, Inc.*                              45,196           1,737,786
Best Buy Co., Inc.                                    44,841           2,275,232
Big Lots, Inc.*                                       13,696             198,044
Circuit City Stores, Inc.+                            31,959             413,869
Costco Wholesale Corp.                                69,289           2,845,699
CVS Corp.                                             58,289           2,449,304
Dillards, Inc. Cl. A                                  15,265             340,410
Dollar General Corp.                                  51,031             998,166
Family Dollar Stores, Inc.                            26,224             797,734
Federated Department
  Stores, Inc.                                        24,378           1,196,960
The Home Depot, Inc.                                 318,487          11,210,742
J.C. Penney
  Company, Inc.+                                      38,961           1,471,167
Kohl's Corp.*                                         46,176           1,952,321
Lowe's Companies, Inc.                               111,150           5,840,933
The May Department
  Stores Co.+                                         43,987    $      1,209,203
Office Depot, Inc.*                                   45,259             810,589
RadioShack Corp.+                                     21,830             624,993
Sears, Roebuck and Co.+                               33,623           1,269,604
Staples, Inc.                                         74,556           2,185,236
Target Corp.                                         132,110           5,610,712
Tiffany & Co.                                         19,156             705,899
TJX Companies, Inc.                                   70,160           1,693,662
Toys R Us, Inc.*                                      32,782             523,856
Walgreen Co.                                         150,580           5,452,502
Wal-Mart Stores, Inc.                                620,173          32,720,327
                                                                ----------------
                                                                      87,483,014
                                                                ----------------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.+                                    58,148           1,543,248
Winn-Dixie Stores, Inc.+                              26,455             190,476
                                                                ----------------
                                                                       1,733,724
                                                                ----------------
TELEPHONE UTILITIES -- 2.3%
Alltel Corp.                                          46,757           2,366,839
AT&T Corp.+                                          121,533           1,778,028
AT&T Wireless
  Services, Inc.*                                    394,726           5,652,476
BellSouth Corp.                                      268,723           7,045,917
CenturyTel, Inc.                                      21,848             656,314
Qwest Communications
  International, Inc.*                               256,621             921,269
Sprint Corp. (FON Group)                             209,306           3,683,786
Verizon
  Communications, Inc.                               398,983          14,439,195
                                                                ----------------
                                                                      36,543,824
                                                                ----------------
TOBACCO -- 1.1%
Altria Group, Inc.                                   295,539          14,791,727
Reynolds (R.J.) Tobacco
  Holdings, Inc.+                                     13,500             912,465
UST, Inc.                                             19,587             705,132
                                                                ----------------
                                                                      16,409,324
                                                                ----------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                          26,804             509,276
Mattel, Inc.                                          65,752           1,199,974
                                                                ----------------
                                                                       1,709,250
                                                                ----------------
TRANSPORTATION -- 1.7%
Burlington Northern
  Santa Fe Corp.                                      52,956           1,857,167
Carnival Corp.                                        94,468           4,439,996
CSX Corp.                                             31,886           1,044,904
FedEx Corp.                                           42,612           3,480,974
Norfolk Southern Corp.                                50,077           1,328,042
Union Pacific Corp.                                   39,738           2,362,424
United Parcel Service,
  Inc. Cl. B                                         165,900    $     12,470,703
                                                                ----------------
                                                                      26,984,210
                                                                ----------------
TRAVEL -- 0.0%
Sabre Holdings Corp.                                  16,528             457,991
                                                                ----------------

TOTAL EQUITIES
(COST $1,535,005,174)                                              1,539,966,901
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 5.9%

CASH EQUIVALENTS -- 5.0%***
American AAdvantage
  Select Money
  Market Fund                                      2,080,916           2,080,916
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      2,861,260           2,861,260
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                2,601,145           2,601,145
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  676,298             676,298
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                2,176,025           2,176,025
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                2,080,916           2,080,916
BGIF Prime Money
  Market Fund                                      4,005,763           4,005,763
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                1,300,572           1,300,572
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  260,114             260,114
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                5,202,290           5,202,290
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                4,161,832           4,161,832

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                         $      2,080,916    $      2,080,916
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                1,896,235           1,896,235
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                1,560,687           1,560,687
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  780,344             780,344
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  780,344             780,344
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  780,344             780,344
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                3,641,603           3,641,603
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,040,458           1,040,458
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  780,344             780,344
General Electric
  Capital Corp.
  1.201% 07/19/2004                                1,300,572           1,300,572
General Electric
  Capital Corp.
  1.211% 07/21/2004                                1,302,077           1,302,077
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  777,721             777,721
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  257,470             257,470
General Electric
  Capital Corp.
  1.231% 07/26/2004                                1,297,729           1,297,729
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                1,300,572           1,300,572
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                         $      1,560,687    $      1,560,687
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  780,344             780,344
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                4,161,832           4,161,832
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,880,160           1,880,160
Merrimac Cash Fund,
  Premium Class                                    8,323,664           8,323,664
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                2,705,191           2,705,191
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  780,344             780,344
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                2,601,145           2,601,145
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                2,601,145           2,601,145
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                1,300,572           1,300,572
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  780,344             780,344
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,300,573           1,300,573
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                1,560,687           1,560,687
                                                                ----------------
                                                                      77,321,235
                                                                ----------------
REPURCHASE AGREEMENT -- 0.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $     12,570,176    $     12,570,176
                                                                ----------------
U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill**
  0.950% 07/22/2004                                1,805,000           1,804,000
U.S. Treasury Bill
  1.011% 07/22/2004                                   35,000              34,979
U.S. Treasury Bill
  1.020% 07/22/2004                                   60,000              59,964
U.S. Treasury Bill
  1.025% 07/22/2004                                  115,000             114,931
U.S. Treasury Bill
  1.050% 07/22/2004                                   40,000              39,976
                                                                ----------------
                                                                       2,053,850
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   91,945,261
                                                                ----------------

TOTAL INVESTMENTS -- 104.9%
(COST $1,626,950,435)****                                          1,631,912,162

OTHER ASSETS/
(LIABILITIES) -- (4.9%)                                              (76,347,668)
                                                                ----------------

NET ASSETS -- 100.0%                                            $  1,555,564,494
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    This security is held as collateral for open futures contracts. (NOTE 2).
***   Represents investments of security lending collateral. (NOTE 2).
****  Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $12,570,420. Collateralized by U.S. Government Agency obligation with a rate of 1.90%, maturity date of 02/25/2034, and an aggregate market value, including accrued interest, of $13,198,685.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 97.9%

ADVERTISING -- 0.4%
Omnicom Group, Inc.+                                  25,300    $      1,920,017
                                                                ----------------
AEROSPACE & DEFENSE -- 1.3%
Boeing Co.                                            59,200           3,024,528
Lockheed Martin Corp.                                  5,300             276,024
Northrop Grumman Corp.                                43,800           2,352,060
                                                                ----------------
                                                                       5,652,612
                                                                ----------------
AIR TRANSPORTATION -- 0.3%
Southwest Airlines Co.                                75,300           1,262,781
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.7%
Liz Claiborne, Inc.                                   20,500             737,590
Nike, Inc. Cl. B                                      27,000           2,045,250
Ross Stores, Inc.                                     16,200             433,512
                                                                ----------------
                                                                       3,216,352
                                                                ----------------
BANKING, SAVINGS & LOANS -- 5.7%
Bank of America Corp.                                 21,900           1,853,178
Bank One Corp.                                        27,100           1,382,100
Capital One
  Financial Corp.                                     22,600           1,545,388
Citigroup, Inc.                                      188,900           8,783,850
Fannie Mae                                            87,200           6,222,592
Freddie Mac                                            4,800             303,840
Golden West
  Financial Corp.                                     17,900           1,903,665
SLM Corp.                                             41,700           1,686,765
State Street Corp.                                    20,600           1,010,224
                                                                ----------------
                                                                      24,691,602
                                                                ----------------
BEVERAGES -- 3.3%
Anheuser-Busch
  Companies, Inc.                                     35,200           1,900,800
The Coca-Cola Co.                                    120,800           6,097,984
PepsiCo, Inc.                                        115,320           6,213,442
                                                                ----------------
                                                                      14,212,226
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 3.2%
Clear Channel
  Communications, Inc.                                30,200           1,115,890
Comcast Corp. Cl. A*                                  15,536             435,474
Comcast Corp.
  Special Cl. A*                                      59,000           1,628,990
Fox Entertainment Group,
  Inc. Cl. A*                                         27,590             736,653
InterActive Corp.+ *                                  14,842             447,338
News Corp. Limited
  Sponsored
  ADR (Australia)+                                    46,300           1,639,946
Time Warner, Inc.*                                   167,600           2,946,408
Tribune Co.                                           17,500    $        796,950
Univision
  Communications,
  Inc. Cl. A*                                         52,700           1,682,711
Viacom, Inc. Cl. B                                    70,900           2,532,548
                                                                ----------------
                                                                      13,962,908
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Masco Corp.+                                          31,000             966,580
                                                                ----------------
CHEMICALS -- 1.0%
Dow Chemical Co.                                      57,700           2,348,390
Praxair, Inc.                                         49,400           1,971,554
                                                                ----------------
                                                                       4,319,944
                                                                ----------------
COMMERCIAL SERVICES -- 2.5%
Career Education Corp.*                               17,900             815,524
Cintas Corp.                                          13,800             657,846
eBay, Inc.*                                           27,800           2,556,210
Fluor Corp.                                           23,200           1,105,944
Paychex, Inc.                                         38,966           1,320,168
Quest Diagnostics, Inc.+                              13,800           1,172,310
Robert Half
  International, Inc.                                 46,600           1,387,282
Waste Management, Inc.                                58,600           1,796,090
                                                                ----------------
                                                                      10,811,374
                                                                ----------------
COMMUNICATIONS -- 1.9%
Alcatel SA Sponsored
  ADR (France)+ *                                     84,300           1,305,807
EchoStar Communications
  Corp. Cl. A*                                        29,100             894,825
Nextel Communications,
  Inc. Cl. A*                                         87,000           2,319,420
Qualcomm, Inc.                                        49,400           3,605,212
                                                                ----------------
                                                                       8,125,264
                                                                ----------------
COMMUNICATIONS EQUIPMENT -- 0.9%
Ericsson (LM) Cl. B
  Sponsored
  ADR (Sweden)+ *                                    108,127           3,235,160
Motorola, Inc.                                        43,300             790,225
                                                                ----------------
                                                                       4,025,385
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Cadence Design
  Systems, Inc.*                                      36,900             539,847
Sun Microsystems, Inc.*                              109,900             476,966
Synopsys, Inc.*                                       33,558             954,054
Teradyne, Inc.+ *                                     31,700             719,590
                                                                ----------------
                                                                       2,690,457
                                                                ----------------
COMPUTERS & INFORMATION -- 5.2%
CDW Corp.+                                            21,400    $      1,364,464
Cisco Systems, Inc.*                                 470,800          11,157,960
Dell, Inc.*                                          185,100           6,630,282
EMC Corp.*                                           211,540           2,411,556
Lexmark
  International, Inc.*                                11,300           1,090,789
                                                                ----------------
                                                                      22,655,051
                                                                ----------------
COMPUTERS & OFFICE EQUIPMENT -- 1.3%
International Business
  Machines Corp.                                      64,700           5,703,305
                                                                ----------------
CONTAINERS -- 0.2%
Smurfit-Stone
  Container Corp.                                     40,004             798,080
                                                                ----------------
COSMETICS & PERSONAL CARE -- 5.0%
Avon Products, Inc.                                   82,200           3,792,708
Colgate-Palmolive Co.                                 69,700           4,073,965
The Gillette Co.                                     151,100           6,406,640
The Procter & Gamble Co.                             141,800           7,719,592
                                                                ----------------
                                                                      21,992,905
                                                                ----------------
DATA PROCESSING & PREPARATION -- 1.6%
Affiliated Computer
  Services, Inc. Cl. A+ *                             24,900           1,318,206
Automatic Data
  Processing, Inc.                                    12,100             506,748
First Data Corp.                                     115,200           5,128,704
                                                                ----------------
                                                                       6,953,658
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 10.4%
Agere Systems,
  Inc. Cl. A+ *                                       31,400              72,220
Agere Systems, Inc. Cl. B*                           119,300             256,495
Altera Corp.+ *                                       54,300           1,206,546
Analog Devices, Inc.                                  52,800           2,485,824
Flextronics International
  Limited*                                           114,600           1,827,870
General Electric Co.                                 510,200          16,530,480
Intel Corp.                                          408,800          11,282,880
Intersil Corp. Cl. A                                  46,400           1,005,024
Kla-Tencor Corp.+ *                                   39,500           1,950,510
Linear Technology Corp.                               25,200             994,644
Marvell Technology Group
  Limited+ *                                          43,200           1,153,440
Microchip
  Technology, Inc.                                    12,100             381,634
PMC-Sierra, Inc.+ *                                   60,000             861,000
Texas Instruments, Inc.                              151,000           3,651,180
Xilinx, Inc.                                          46,400           1,545,584
                                                                ----------------
                                                                      45,205,331
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
ENERGY -- 3.7%
BJ Services Co.*                                      36,300    $      1,663,992
Burlington Resources, Inc.                            40,400           1,461,672
ChevronTexaco Corp.                                   17,500           1,646,925
Exxon Mobil Corp.                                     65,000           2,886,650
Helmerich & Payne, Inc.                                7,500             195,900
Nabors Industries
  Limited*                                            30,000           1,356,600
Schlumberger Limited                                  45,800           2,908,758
Total SA                                              11,200           2,135,267
Transocean, Inc.*                                     32,900             952,126
Weatherford International
  Limited+ *                                          23,900           1,075,022
                                                                ----------------
                                                                      16,282,912
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.4%
The Walt Disney Co.                                   65,100           1,659,399
                                                                ----------------
FINANCIAL SERVICES -- 3.6%
American Express Co.                                  95,200           4,891,376
The Goldman Sachs
  Group, Inc.                                         12,100           1,139,336
Lehman Brothers
  Holdings, Inc.                                      25,600           1,926,400
MBNA Corp.                                           125,050           3,225,039
Merrill Lynch & Co., Inc.                             35,900           1,937,882
Morgan Stanley                                        49,000           2,585,730
                                                                ----------------
                                                                      15,705,763
                                                                ----------------
FOODS -- 0.3%
Sysco Corp.                                           40,600           1,456,322
                                                                ----------------
HEALTHCARE -- 1.9%
Caremark Rx, Inc.*                                    38,400           1,264,896
Health Management
  Associates, Inc. Cl. A+                             62,100           1,392,282
Laboratory Corp. of
  America Holdings*                                   31,400           1,246,580
UnitedHealth Group, Inc.                              67,500           4,201,875
                                                                ----------------
                                                                       8,105,633
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Leggett & Platt, Inc.+                                35,500             948,205
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 2.5%
3M Co.                                                64,400           5,796,644
Danaher Corp.                                         26,000           1,348,100
Tyco International
  Limited+                                           116,600           3,864,124
                                                                ----------------
                                                                      11,008,868
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 0.9%
Yahoo!, Inc.*                                        111,206           4,040,114
                                                                ----------------
INSURANCE -- 3.3%
AFLAC, Inc.                                           46,000    $      1,877,260
Ambac Financial
  Group, Inc.                                         26,600           1,953,504
American International
  Group, Inc.                                        128,300           9,145,224
MBIA, Inc.                                            22,000           1,256,640
                                                                ----------------
                                                                      14,232,628
                                                                ----------------
INTERNET CONTENT -- 0.1%
BEA Systems, Inc.*                                    67,700             556,494
                                                                ----------------
MACHINERY & COMPONENTS -- 0.9%
Baker Hughes, Inc.                                    68,300           2,571,495
Ingersoll-Rand Co. Cl. A                              11,100             758,241
Parker-Hannifin Corp.                                 12,800             761,088
                                                                ----------------
                                                                       4,090,824
                                                                ----------------
MANUFACTURING -- 1.1%
Applied Materials, Inc.*                              83,000           1,628,460
Avery Dennison Corp.                                  22,300           1,427,423
Lam Research Corp.*                                   24,300             651,240
Millipore Corp.*                                      16,900             952,653
                                                                ----------------
                                                                       4,659,776
                                                                ----------------
MEDICAL SUPPLIES -- 4.1%
Allergan, Inc.                                        20,500           1,835,160
Baxter International, Inc.                            51,700           1,784,167
Becton, Dickinson & Co.+                              31,000           1,605,800
Boston Scientific Corp.*                              53,900           2,306,920
Medtronic, Inc.                                       96,200           4,686,864
St. Jude Medical, Inc.*                               32,200           2,435,930
Waters Corp.*                                         33,100           1,581,518
Zimmer Holdings, Inc.*                                16,410           1,447,362
                                                                ----------------
                                                                      17,683,721
                                                                ----------------
PHARMACEUTICALS -- 14.0%
Abbott Laboratories                                   95,900           3,908,884
Alkermes, Inc.+ *                                     12,000             163,200
Amgen, Inc.*                                          78,900           4,305,573
AstraZeneca PLC
  Sponsored ADR
  (United Kingdom)+                                   35,400           1,615,656
Barr Pharmaceuticals*                                 34,500           1,162,650
Biogen Idec, Inc.*                                    29,825           1,886,431
Bristol-Myers Squibb Co.                              16,100             394,450
Cardinal Health, Inc.                                 27,600           1,933,380
Cephalon, Inc.+ *                                     15,900             858,600
Eli Lilly & Co.                                       34,400           2,404,904
Forest Laboratories, Inc.*                            19,700           1,115,611
Genentech, Inc.*                                      46,600           2,618,920
Johnson & Johnson                                    177,326           9,877,058
Merck & Co., Inc.                                     88,200           4,189,500
Millennium
  Pharmaceuticals, Inc.*                              48,100             663,780
Pfizer, Inc.                                         478,980    $     16,419,434
Protein Design
  Labs, Inc.+ *                                       16,000             306,080
Schering-Plough Corp.                                142,300           2,629,704
Watson
  Pharmaceutical, Inc.*                                4,000             107,600
Wyeth                                                122,900           4,444,064
                                                                ----------------
                                                                      61,005,479
                                                                ----------------
PREPACKAGED SOFTWARE -- 6.3%
Adobe Systems, Inc.                                   14,500             674,250
DST Systems, Inc.*                                    28,800           1,384,992
Electronic Arts, Inc.*                                20,070           1,094,819
Microsoft Corp.                                      701,800          20,043,408
Network Associates, Inc.*                             33,300             603,729
Oracle Corp.*                                        182,900           2,181,997
Siebel Systems, Inc.*                                 28,100             300,108
Veritas Software Corp.*                               50,700           1,404,390
                                                                ----------------
                                                                      27,687,693
                                                                ----------------
RESTAURANTS -- 0.8%
Brinker
  International, Inc.+ *                              41,000           1,398,920
McDonald's Corp.                                      85,900           2,233,400
                                                                ----------------
                                                                       3,632,320
                                                                ----------------
RETAIL -- 5.4%
Best Buy Co., Inc.                                    31,000           1,572,940
CVS Corp.                                             30,700           1,290,014
The Home Depot, Inc.                                 180,800           6,364,160
Kohl's Corp.+ *                                        9,000             380,520
Lowe's Companies, Inc.                                30,760           1,616,438
Rite Aid Corp.*                                       46,000             240,120
Staples, Inc.                                         63,600           1,864,116
Target Corp.                                          17,200             730,484
Walgreen Co.                                          39,300           1,423,053
Wal-Mart Stores, Inc.                                153,200           8,082,832
                                                                ----------------
                                                                      23,564,677
                                                                ----------------
RETAIL - INTERNET -- 0.3%
Amazon.com, Inc.+ *                                   28,000           1,523,200
                                                                ----------------
TELEPHONE UTILITIES -- 0.4%
Qwest Communications
  International, Inc.+ *                             133,000             477,470
Verizon
  Communications, Inc.                                38,600           1,396,934
                                                                ----------------
                                                                       1,874,404
                                                                ----------------
TOBACCO -- 0.5%
Altria Group, Inc.                                    46,600           2,332,330
                                                                ----------------
TRANSPORTATION -- 1.5%
Carnival Corp.                                        46,400           2,180,800
Royal Caribbean Cruises
  Limited+                                            24,800           1,076,568

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
United Parcel Service,
  Inc. Cl. B                                          42,400    $      3,187,208
                                                                ----------------
                                                                       6,444,576
                                                                ----------------

TOTAL EQUITIES
(COST $413,771,780)                                                  427,661,170
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 9.0%

CASH EQUIVALENTS -- 6.9%**
American AAdvantage
  Select Money
  Market Fund                                        813,858             813,858
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      1,119,053           1,119,053
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                1,017,321           1,017,321
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                  264,503             264,503
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                  851,054             851,054
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                  813,856             813,856
BGIF Prime Money
  Market Fund                                      1,566,674           1,566,674
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  508,660             508,660
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                  101,732             101,732
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                2,034,641           2,034,641
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                1,627,713           1,627,713
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  813,856             813,856
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                  741,627             741,627
Fannie Mae Discount Note
  0.960% 07/01/2004                                  610,392             610,392
 Fannie Mae Discount Note
  1.131% 07/14/2004                         $        305,196    $        305,196
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  305,196             305,196
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                  305,196             305,196
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                1,424,249           1,424,249
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  406,928             406,928
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                  305,196             305,196
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  508,660             508,660
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  509,249             509,249
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  304,170             304,170
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  100,698             100,698
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  507,548             507,548
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        508,660             508,660
HBOS Halifax Bank
  of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  610,392             610,392
HBOS Halifax Bank
  of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                  305,196             305,196
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                1,627,713           1,627,713
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        735,340             735,340
Merrimac Cash Fund,
  Premium Class                                    3,255,426           3,255,426
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                         $      1,058,014    $      1,058,014
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                  305,196             305,196
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                1,017,321           1,017,321
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                1,017,321           1,017,321
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  508,660             508,660
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                  305,196             305,196
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  508,660             508,660
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  610,392             610,392
                                                                ----------------
                                                                      30,240,713
                                                                ----------------
REPURCHASE AGREEMENT -- 2.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                8,939,977           8,939,977
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   39,180,690
                                                                ----------------

TOTAL INVESTMENTS -- 106.9%
(COST $452,952,470)***                                               466,841,860

OTHER ASSETS/
(LIABILITIES) -- (6.9%)                                              (30,178,906)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    436,662,954
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $8,940,151. Collaterized by U.S. Government Agency obligation with a rate of 5.537%, maturity date 07/01/2032, and an aggregate market value, including accrued interest, of $9,386,976.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 99.9%

BANKING, SAVINGS & LOANS -- 4.9%
Citigroup, Inc.                                       23,500    $      1,092,750
J.P. Morgan Chase & Co.                               17,000             659,090
                                                                ----------------
                                                                       1,751,840
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 7.0%
News Corp. Limited
  Preferred Sponsored
  ADR (Australia)                                     10,400             341,952
The Scripps (E.W.) Co.+                                5,100             535,500
Time Warner, Inc.*                                    28,300             497,514
Univision Communications,
  Inc. Cl. A*                                         14,500             462,985
Viacom, Inc. Cl. B                                    19,300             689,396
                                                                ----------------
                                                                       2,527,347
                                                                ----------------
COMMERCIAL SERVICES -- 3.1%
eBay, Inc.*                                           12,090           1,111,675
                                                                ----------------
COMMUNICATIONS -- 3.1%
Juniper Networks, Inc.+ *                             30,150             740,785
Qualcomm, Inc.                                         5,200             379,496
                                                                ----------------
                                                                       1,120,281
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.8%
SAP AG Sponsored
  ADR (Germany)+                                       7,100             296,851
                                                                ----------------
COMPUTERS & INFORMATION -- 7.9%
Cisco Systems, Inc.*                                  37,100             879,270
Dell, Inc.*                                           41,000           1,468,620
EMC Corp.*                                            43,800             499,320
                                                                ----------------
                                                                       2,847,210
                                                                ----------------
COSMETICS & PERSONAL CARE -- 4.0%
Avon Products, Inc.                                   18,000             830,520
The Procter & Gamble Co.                              11,600             631,504
                                                                ----------------
                                                                       1,462,024
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.8%
Broadcom Corp. Cl. A*                                 14,630             684,245
General Electric Co.                                  39,700           1,286,280
Intel Corp.                                           50,700           1,399,320
Marvell Technology Group
  Limited+ *                                          20,300             542,010
Maxim Integrated
  Products, Inc.                                       7,950             416,739
Taiwan Semiconductor
  Manufacturing Co.
  Limited Sponsored
  ADR (Taiwan)                                        76,342             634,404
                                                                ----------------
                                                                       4,962,998
                                                                ----------------
FINANCIAL SERVICES -- 4.6%
Franklin Resources, Inc.                               6,900    $        345,552
MBNA Corp.+                                           30,950             798,201
Merrill Lynch & Co., Inc.                              9,650             520,907
                                                                ----------------
                                                                       1,664,660
                                                                ----------------
FOODS -- 0.2%
Starbucks Corp.*                                       1,800              78,264
                                                                ----------------
HEALTHCARE -- 4.7%
Caremark Rx, Inc.*                                    10,800             355,752
UnitedHealth Group, Inc.                              10,700             666,075
Wellpoint Health
  Networks, Inc.*                                      5,900             660,859
                                                                ----------------
                                                                       1,682,686
                                                                ----------------
HOUSEHOLD PRODUCTS -- 1.8%
Corning, Inc.*                                        50,100             654,306
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 4.3%
Yahoo!, Inc.+ *                                       42,400           1,540,392
                                                                ----------------
INSURANCE -- 5.4%
American International
  Group, Inc.                                         18,000           1,283,040
Progressive Corp.                                      8,000             682,400
                                                                ----------------
                                                                       1,965,440
                                                                ----------------
MANUFACTURING -- 1.8%
Applied Materials, Inc.*                              32,700             641,574
                                                                ----------------
MEDICAL SUPPLIES -- 5.3%
Boston Scientific Corp.*                              17,950             768,260
Medtronic, Inc.                                        8,700             423,864
St. Jude Medical, Inc.*                                7,150             540,898
Zimmer Holdings, Inc.*                                 2,050             180,810
                                                                ----------------
                                                                       1,913,832
                                                                ----------------
PHARMACEUTICALS -- 11.4%
Alcon, Inc.                                            8,400             660,660
Amgen, Inc.*                                          18,300             998,631
Forest Laboratories, Inc.*                             7,000             396,410
Gilead Sciences, Inc.*                                 6,400             428,800
Pfizer, Inc.                                          37,000           1,268,360
Teva Pharmaceutical
  Sponsored ADR (Israel)+                              5,400             363,366
                                                                ----------------
                                                                       4,116,227
                                                                ----------------
PREPACKAGED SOFTWARE -- 6.9%
Electronic Arts, Inc.*                                15,600             850,980
Microsoft Corp.                                       44,600           1,273,776
Symantec Corp.*                                        8,200             358,996
                                                                ----------------
                                                                       2,483,752
                                                                ----------------
RETAIL -- 8.3%
Bed Bath & Beyond, Inc.*                              14,300    $        549,835
Lowe's Companies, Inc.+                               20,000           1,051,000
Target Corp.                                           9,300             394,971
Wal-Mart Stores, Inc.                                 18,800             991,888
                                                                ----------------
                                                                       2,987,694
                                                                ----------------
RETAIL - INTERNET -- 0.6%
Amazon.com, Inc.*                                      4,000             217,600
                                                                ----------------

TOTAL EQUITIES
(COST $32,223,429)                                                    36,026,653
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 14.4%

CASH EQUIVALENTS -- 14.0%**
American AAdvantage Select
  Money Market Fund                                  136,317             136,317
Bank of America Bank Note
  1.500% 07/21/2004                         $        187,434             187,434
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                  170,395             170,395
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                   44,303              44,303
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                  142,546             142,546
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                  136,316             136,316
BGIF Prime Money
  Market Fund                                        262,408             262,408
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                   85,197              85,197
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                   17,039              17,039
Canadian Imperial Bank
  of Commerce Bank Note
  1.440% 05/18/2005                                  340,789             340,789
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                  272,632             272,632
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  136,316             136,316

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                         $        124,218    $        124,218
Fannie Mae Discount Note
  0.960% 07/01/2004                                  102,237             102,237
Fannie Mae Discount Note
  1.131% 07/14/2004                                   51,118              51,118
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                   51,118              51,118
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                   51,118              51,118
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                  238,553             238,553
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                   68,158              68,158
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                   51,118              51,118
General Electric
  Capital Corp.
  1.201% 07/19/2004                                   85,197              85,197
General Electric
  Capital Corp.
  1.211% 07/21/2004                                   85,296              85,296
General Electric
  Capital Corp.
  1.211% 07/22/2004                                   50,947              50,947
General Electric
  Capital Corp.
  1.221% 07/23/2004                                   16,866              16,866
General Electric
  Capital Corp.
  1.231% 07/26/2004                                   85,011              85,011
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                   85,197              85,197
HBOS Halifax Bank of
  Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  102,237             102,237
HBOS Halifax Bank of
  Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                   51,118              51,118
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                  272,632             272,632
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        123,165    $        123,165
Merrimac Cash Fund,
  Premium Class                                      545,263             545,263
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                         $        177,211             177,211
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                   51,118              51,118
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                  170,395             170,395
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                  170,395             170,395
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                   85,197              85,197
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                   51,118              51,118
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                   85,197              85,197
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  102,237             102,237
                                                                ----------------
                                                                       5,065,127
                                                                ----------------
REPURCHASE AGREEMENT -- 0.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                  138,137             138,137
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    5,203,264
                                                                ----------------

TOTAL INVESTMENTS -- 114.3%
(COST $37,426,693)***                                                 41,229,917

OTHER ASSETS/
(LIABILITIES) -- (14.3%)                                              (5,145,421)
                                                                ----------------

NET ASSETS -- 100.0%                                            $     36,084,496
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $138,140. Collateralized by U.S. Government Agency obligation with a rate of 4.875%, maturity date of 01/25/2016, and an aggregate market value, including accrued interest, of $145,044.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 99.0%

ADVERTISING -- 0.1%
Catalina
  Marketing Corp.* +                                  37,500    $        685,875
                                                                ----------------
AEROSPACE & DEFENSE -- 1.8%
Boeing Co.                                           236,700          12,093,003
United Defense
  Industries, Inc.*                                   22,400             784,000
United Technologies Corp.                             20,600           1,884,488
                                                                ----------------
                                                                      14,761,491
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 3.2%
Abercrombie &
  Fitch Co. Cl. A+                                    75,900           2,941,125
Chico's FAS, Inc.* +                                  40,400           1,824,464
Claire's Stores, Inc.                                 61,800           1,341,060
Coach, Inc.*                                          64,600           2,919,274
Columbia Sportswear Co.*                              18,900           1,032,318
The Gap, Inc.+                                       100,700           2,441,975
Nike, Inc. Cl. B                                      46,900           3,552,675
Nordstrom, Inc.                                       63,200           2,692,952
Pacific Sunwear of
  California, Inc.* +                                 39,200             767,144
Ross Stores, Inc.                                    152,400           4,078,224
Unifi, Inc.*                                          12,200              35,746
Urban Outfitters, Inc.*                               38,300           2,332,853
                                                                ----------------
                                                                      25,959,810
                                                                ----------------
AUTOMOTIVE & PARTS -- 1.8%
Harley-Davidson, Inc.                                186,000          11,520,840
Oshkosh Truck Corp.                                   30,800           1,765,148
SPX Corp.                                             40,600           1,885,464
                                                                ----------------
                                                                      15,171,452
                                                                ----------------
BANKING, SAVINGS & LOANS -- 3.1%
Capital One
  Financial Corp.                                     22,300           1,524,874
Fannie Mae                                           278,900          19,902,304
Freddie Mac                                           60,500           3,829,650
                                                                ----------------
                                                                      25,256,828
                                                                ----------------
BEVERAGES -- 1.0%
The Coca-Cola Co.                                     46,500           2,347,320
Coca-Cola
  Enterprises, Inc.                                   88,100           2,554,019
The Pepsi Bottling
  Group, Inc.                                         18,000             550,440
PepsiCo, Inc.                                         47,300           2,548,524
                                                                ----------------
                                                                       8,000,303
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 0.0%
Media General, Inc. Cl. A                                400    $         25,688
                                                                ----------------
CHEMICALS -- 0.3%
Dow Chemical Co.                                      51,600           2,100,120
                                                                ----------------
COMMERCIAL SERVICES -- 2.9%
Apollo Group,
  Inc. Cl. A* +                                       19,400           1,712,826
Career Education Corp.*                               11,300             514,828
Cendant Corp.                                        179,400           4,391,712
Convergys Corp.*                                      61,400             945,560
Donnelley (R.R.) &
  Sons Co.                                            93,000           3,070,860
eBay, Inc.*                                           21,800           2,004,510
Fastenal Co.                                          64,500           3,665,535
ITT Educational
  Services, Inc.*                                     40,100           1,524,602
Jacobs Engineering
  Group, Inc.*                                        24,200             952,996
Pharmaceutical Product
  Development, Inc.*                                     600              19,062
Regis Corp.                                           27,400           1,221,766
Rent-A-Center, Inc.*                                  70,700           2,116,051
Robert Half
  International, Inc.                                 44,700           1,330,719
                                                                ----------------
                                                                      23,471,027
                                                                ----------------
COMMUNICATIONS -- 3.8%
Harris Corp.                                          11,700             593,775
Juniper Networks, Inc.*                               36,800             904,176
Plantronics, Inc.*                                    37,300           1,570,330
Qualcomm, Inc.                                       386,200          28,184,876
                                                                ----------------
                                                                      31,253,157
                                                                ----------------
COMMUNICATIONS EQUIPMENT -- 1.7%
Motorola, Inc.                                       778,000          14,198,500
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Autodesk, Inc.                                       102,800           4,400,868
National
  Instruments Corp.+                                  53,600           1,642,840
Teradyne, Inc.* +                                    120,500           2,735,350
                                                                ----------------
                                                                       8,779,058
                                                                ----------------
COMPUTERS & INFORMATION -- 5.0%
CDW Corp.                                             59,600           3,800,096
Cisco Systems, Inc.*                                 275,700           6,534,090
Dell, Inc.*                                          667,900          23,924,178
Diebold, Inc.                                         11,300             597,431
EMC Corp.*                                           258,500           2,946,900
Lexmark
  International, Inc.*                                36,300           3,504,039
                                                                ----------------
                                                                      41,306,734
                                                                ----------------
COSMETICS & PERSONAL CARE -- 5.6%
Avon Products, Inc.                                   98,350    $      4,537,869
Estee Lauder Companies,
  Inc. Cl. A                                          14,300             697,554
The Gillette Co.                                     199,300           8,450,320
Kimberly-Clark Corp.                                 181,200          11,937,456
The Procter &
  Gamble Co.                                         365,900          19,919,596
                                                                ----------------
                                                                      45,542,795
                                                                ----------------
DATA PROCESSING & PREPARATION -- 1.8%
Alliance Data
  Systems Corp.*                                      24,700           1,043,575
Factset Research
  Systems, Inc.+                                      14,000             661,780
First Data Corp.                                     271,700          12,096,084
Total System
  Services, Inc.                                      38,100             834,390
                                                                ----------------
                                                                      14,635,829
                                                                ----------------
ELECTRIC UTILITIES -- 0.1%
AES Corp.*                                            66,400             659,352
Mirant Corp.*                                         10,900               3,815
                                                                ----------------
                                                                         663,167
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 11.6%
American Power
  Conversion Corp.                                     1,500              29,475
Analog Devices, Inc.                                  20,600             969,848
Arrow Electronics, Inc.*                              38,700           1,037,934
Broadcom Corp. Cl. A*                                 20,300             949,431
Cypress
  Semiconductor Corp.*                                36,100             512,259
Energizer Holdings, Inc.*                             12,600             567,000
General Electric Co.                                 182,600           5,916,240
Gentex Corp.+                                         17,100             678,528
Intel Corp.                                        1,818,600          50,193,360
Kla-Tencor Corp.*                                     14,800             730,824
Linear Technology Corp.                               59,500           2,348,465
Maxim Integrated
  Products, Inc.                                      81,500           4,272,230
National
  Semiconductor Corp.*                               252,100           5,543,679
Silicon
  Laboratories, Inc.* +                               19,500             903,825
Texas Instruments, Inc.                              768,000          18,570,240
Xilinx, Inc.                                          40,000           1,332,400
                                                                ----------------
                                                                      94,555,738
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
ENERGY -- 0.3%
Exxon Mobil Corp.                                     64,300    $      2,855,563
XTO Energy, Inc.                                       1,200              35,748
                                                                ----------------
                                                                       2,891,311
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.4%
Callaway Golf Co.+                                     5,200              58,968
Harrah's
  Entertainment, Inc.                                 44,400           2,402,040
The Walt Disney Co.                                   25,000             637,250
                                                                ----------------
                                                                       3,098,258
                                                                ----------------
FINANCIAL SERVICES -- 1.4%
MBNA Corp.+                                          434,500          11,205,755
                                                                ----------------
FOODS -- 2.6%
ConAgra Foods, Inc.                                   14,000             379,820
The J.M. Smucker Co.                                   1,200              55,092
The Kroger Co.*                                      188,900           3,437,980
Safeway, Inc.*                                        58,000           1,472,040
Sara Lee Corp.                                       152,700           3,510,573
Starbucks Corp.*                                     159,600           6,939,408
Sysco Corp.                                          158,900           5,699,743
                                                                ----------------
                                                                      21,494,656
                                                                ----------------
HEALTHCARE -- 4.5%
Coventry Health
  Care, Inc.*                                         80,300           3,926,670
DaVita, Inc.*                                         24,450             753,793
Health Management
  Associates, Inc. Cl. A+                            134,900           3,024,458
Health Net, Inc.* +                                   69,500           1,841,750
Lincare Holdings, Inc.* +                             78,400           2,576,224
Oxford Health Plans, Inc.                             63,200           3,478,528
Patterson Dental Co.* +                                8,100             619,569
Renal Care Group, Inc.*                               67,200           2,226,336
Tenet Healthcare Corp.* +                            170,700           2,289,087
UnitedHealth Group, Inc.                             224,500          13,975,125
Wellpoint Health
  Networks, Inc.*                                     19,600           2,195,396
                                                                ----------------
                                                                      36,906,936
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.7%
D.R. Horton, Inc.                                      2,700              76,680
Fossil, Inc.*                                         26,200             713,950
Harman International
  Industries                                          67,200           6,115,200
HNI Corp.                                              7,800             330,174
Lennar Corp.                                          10,500             469,560
Maytag Corp.                                          39,300             963,243
Miller (Herman), Inc.                                 45,300           1,310,982
Mohawk Industries, Inc.*                              31,100           2,280,563
NVR, Inc.*                                             1,000             484,200
Whirlpool Corp.+                                      22,500    $      1,543,500
                                                                ----------------
                                                                      14,288,052
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                  13,900             863,607
Fortune Brands, Inc.                                  23,900           1,802,777
Sherwin-Williams Co.                                  28,600           1,188,330
                                                                ----------------
                                                                       3,854,714
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 2.3%
3M Co.                                                78,400           7,056,784
Danaher Corp.                                         58,400           3,028,040
Illinois Tool Works, Inc.                             94,800           9,090,372
                                                                ----------------
                                                                      19,175,196
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                         32,400           1,177,092
                                                                ----------------
INSURANCE -- 4.2%
21st Century
  Insurance Group                                     19,400             251,036
Aetna, Inc.                                           47,800           4,063,000
AFLAC, Inc.                                           31,000           1,265,110
Ambac Financial
  Group, Inc.                                         26,900           1,975,536
American International
  Group, Inc.                                        313,800          22,367,664
Anthem, Inc.*                                         11,200           1,003,072
Marsh & McLennan
  Companies, Inc.+                                    35,100           1,592,838
Progressive Corp.                                     21,800           1,859,540
                                                                ----------------
                                                                      34,377,796
                                                                ----------------
LODGING -- 0.2%
Mandalay Resort Group                                 30,400           2,086,656
                                                                ----------------
MACHINERY & COMPONENTS -- 0.4%
Caterpillar, Inc.                                     42,000           3,336,480
Dover Corp.                                            3,300             138,930
                                                                ----------------
                                                                       3,475,410
                                                                ----------------
MANUFACTURING -- 1.2%
American Standard
  Companies, Inc.*                                   216,200           8,715,022
Applied Materials, Inc.*                              56,200           1,102,644
                                                                ----------------
                                                                       9,817,666
                                                                ----------------
MEDICAL SUPPLIES -- 3.2%
Agilent
  Technologies, Inc.*                                 27,400             802,272
Bard (C.R.), Inc.                                     65,100           3,687,915
Bausch & Lomb, Inc.                                   34,400           2,238,408
Biomet, Inc.                                          60,600           2,693,064
Boston Scientific Corp.*                              28,500           1,219,800
Cooper Cos., Inc.                                      5,600             353,752
Cytyc Corp.* +                                         6,500             164,905
Guidant Corp.                                        170,600    $      9,533,128
Stryker Corp.                                         22,100           1,215,500
Varian Medical
  Systems, Inc.*                                      15,000           1,190,250
Waters Corp.*                                         20,900             998,602
Zimmer Holdings, Inc.*                                19,800           1,746,360
                                                                ----------------
                                                                      25,843,956
                                                                ----------------
METALS & MINING -- 0.3%
Phelps Dodge Corp.*                                   28,500           2,209,035
                                                                ----------------
MISCELLANEOUS -- 0.0%
Handleman Co.                                            300               6,948
                                                                ----------------
PHARMACEUTICALS -- 15.2%
AmerisourceBergen Corp.                               74,200           4,435,676
Andrx Corp.*                                          42,700           1,192,611
Cardinal Health, Inc.                                260,000          18,213,000
Eon Labs, Inc.*                                       16,200             663,066
Forest Laboratories, Inc.*                            43,300           2,452,079
Genentech, Inc.*                                      57,100           3,209,020
Henry Schein, Inc.*                                   28,200           1,780,548
IVAX Corp.*                                           36,500             875,635
Johnson & Johnson+                                   205,700          11,457,490
King
  Pharmaceuticals, Inc.*                              55,700             637,765
Medco Health
  Solutions, Inc.*                                     8,900             333,750
Merck & Co., Inc.                                    878,900          41,747,750
NBTY, Inc.*                                           15,200             446,485
Pfizer, Inc.                                         942,200          32,298,616
Schering-Plough Corp.                                229,700           4,244,856
Valeant Pharmaceuticals
  International                                       36,200             724,000
                                                                ----------------
                                                                     124,712,347
                                                                ----------------
PREPACKAGED SOFTWARE -- 2.9%
Adobe Systems, Inc.                                   26,200           1,218,300
Microsoft Corp.                                      478,100          13,654,536
Oracle Corp.*                                        186,000           2,218,980
Renaissance
  Learning, Inc.+                                     18,400             412,528
Symantec Corp.*                                      119,300           5,222,954
Veritas Software Corp.*                               38,900           1,077,530
                                                                ----------------
                                                                      23,804,828
                                                                ----------------
RESTAURANTS -- 1.3%
Applebee's
  International, Inc.                                113,850           2,620,827
The Cheesecake Factory*                               19,800             787,842
Outback Steakhouse, Inc.                              82,400           3,408,064
Sonic Corp.*                                          16,900             384,475
Wendy's International, Inc.                           50,900           1,773,356
Yum! Brands, Inc.*                                    35,000           1,302,700
                                                                ----------------
                                                                      10,277,264
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
RETAIL -- 9.5%
Advance Auto
  Parts Corp.*                                        64,700    $      2,858,446
Bed Bath & Beyond, Inc.*                             164,500           6,325,025
Best Buy Co., Inc.                                    26,000           1,319,240
Blair Corp.                                            2,400              69,360
Dollar General Corp.                                 109,300           2,137,908
Dollar Tree Stores, Inc.*                             77,300           2,120,339
The Home Depot, Inc.                               1,117,200          39,325,440
Lowe's Companies, Inc.                               110,300           5,796,265
MSC Industrial
  Direct Co. Cl. A                                    46,100           1,513,924
O'Reilly Automotive, Inc.*                            25,900           1,170,680
Pier 1 Imports, Inc.                                  79,900           1,413,431
RadioShack Corp.                                       7,800             223,314
Staples, Inc.                                         14,200             416,202
Target Corp.                                         108,200           4,595,254
TJX Companies, Inc.                                  203,600           4,914,904
Walgreen Co.                                          27,600             999,396
Wal-Mart Stores, Inc.                                 48,800           2,574,688
                                                                ----------------
                                                                      77,773,816
                                                                ----------------
RETAIL - GROCERY -- 0.2%
Weis Markets, Inc.                                     9,500             332,975
Whole Foods Market, Inc.                              12,600           1,202,670
                                                                ----------------
                                                                       1,535,645
                                                                ----------------
TOBACCO -- 1.5%
Altria Group, Inc.                                   239,200          11,971,960
                                                                ----------------
TRANSPORTATION -- 0.2%
J.B. Hunt Transport
  Services, Inc.                                      40,100           1,547,058
                                                                ----------------

TOTAL EQUITIES
(COST $791,736,501)                                                  809,899,927
                                                                ----------------
RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology* ++                                66,000                   -
                                                                ----------------

TOTAL RIGHTS
(COST $0)                                                                      0
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $791,736,501)                                                  809,899,927
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 5.2%

CASH EQUIVALENTS -- 3.0%**
American AAdvantage
  Select Money
  Market Fund                                        662,837             662,837
Bank of America
  Bank Note
  1.500% 07/21/2004                         $        911,399    $        911,399
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                  828,546             828,546
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  215,423             215,423
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                  693,131             693,131
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                  662,836             662,836
BGIF Prime Money
  Market Fund                                      1,275,959           1,275,959
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  414,272             414,272
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                   82,854              82,854
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                1,657,090           1,657,090
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                1,325,672           1,325,672
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                  662,836             662,836
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                  604,009             604,009
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  497,127             497,127
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  248,563             248,563
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                  248,563             248,563
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                         $        248,563    $        248,563
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                1,159,963           1,159,963
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  331,418             331,418
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  248,563             248,563
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  414,272             414,272
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  414,752             414,752
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  247,728             247,728
General Electric
  Capital Corp.
  1.221% 07/23/2004                                   82,012              82,012
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  413,367             413,367
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        414,272             414,272
HBOS Halifax Bank of
  Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                  497,127             497,127
HBOS Halifax Bank of
  Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  248,563             248,563
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                1,325,672           1,325,672
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        598,889             598,889
Merrimac Cash Fund,
  Premium Class                                    2,651,344           2,651,344

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                         $        861,687    $        861,687
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  248,563             248,563
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                  828,545             828,545
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                  828,545             828,545
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  414,272             414,272
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  248,563             248,563
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  414,272             414,272
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                  497,127             497,127
                                                                ----------------
                                                                      24,629,196
                                                                ----------------
REPURCHASE AGREEMENT -- 2.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               17,642,677          17,642,677
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   42,271,873
                                                                ----------------

TOTAL INVESTMENTS -- 104.2%
(COST $834,008,374)***                                               852,171,800

OTHER ASSETS/
(LIABILITIES) -- (4.2%)                                              (34,624,674)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    817,547,126
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
++ This security is valued in good faith under procedures established by the board of directors.
(a) Maturity value of $17,643,021. Collateralized by U.S. Government Agency obligation with a rate of 3.078%, maturity date of 11/01/2033, and an aggregate market value, including accrued interest, of $18,525,607.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 96.9%

AUTOMOTIVE & PARTS -- 5.7%
Harley-Davidson, Inc.+                               373,000    $     23,103,620
                                                                ----------------
BANKING, SAVINGS & LOANS -- 4.5%
Capital One
  Financial Corp.                                    267,000          18,257,460
                                                                ----------------
COMMERCIAL SERVICES -- 19.8%
Apollo Group, Inc. Cl. A*                            300,000          26,487,000
eBay, Inc.*                                          432,500          39,768,375
Moody's Corp.+                                       144,000           9,311,040
Weight Watchers
  International, Inc.+ *                             108,500           4,246,690
                                                                ----------------
                                                                      79,813,105
                                                                ----------------
COMMUNICATIONS -- 4.7%
Qualcomm, Inc.                                       256,000          18,682,880
                                                                ----------------
COMPUTERS & INFORMATION -- 9.6%
Cisco Systems, Inc.*                                 790,000          18,723,000
Dell, Inc.*                                          561,500          20,112,930
                                                                ----------------
                                                                      38,835,930
                                                                ----------------
FOODS -- 5.3%
Starbucks Corp.*                                     494,000          21,479,120
                                                                ----------------
MEDICAL SUPPLIES -- 10.3%
Allergan, Inc.                                       155,500          13,920,360
Medtronic, Inc.                                      320,000          15,590,400
Stryker Corp.+                                       216,000          11,880,000
                                                                ----------------
                                                                      41,390,760
                                                                ----------------
PHARMACEUTICALS -- 15.2%
Amgen, Inc.*                                         206,500          11,268,705
Genentech, Inc.*                                     463,000          26,020,600
Genzyme Corp.+ *                                     238,000          11,264,540
Teva Pharmaceutical
  Sponsored
  ADR (Israel)                                       190,000          12,785,100
                                                                ----------------
                                                                      61,338,945
                                                                ----------------
PREPACKAGED SOFTWARE -- 5.8%
Microsoft Corp.                                      446,000          12,737,760
Red Hat, Inc.+ *                                     457,000          10,497,290
                                                                ----------------
                                                                      23,235,050
                                                                ----------------
RETAIL -- 16.0%
Bed Bath &
  Beyond, Inc.*                                      310,500          11,938,725
Kohl's Corp.*                                        193,000           8,160,040
Lowe's Companies, Inc.                               359,000          18,865,450
Tiffany & Co.                                        192,500           7,093,625
Walgreen Co.                                         265,000           9,595,650
Wal-Mart Stores, Inc.                                168,000    $      8,863,680
                                                                ----------------
                                                                      64,517,170
                                                                ----------------

TOTAL EQUITIES
(COST $350,723,519)                                                  390,654,040
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 12.5%

CASH EQUIVALENTS -- 9.3%**
American AAdvantage
  Select Money
  Market Fund                                      1,008,295           1,008,295
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      1,386,406           1,386,406
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                1,260,368           1,260,368
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  327,696             327,696
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                1,054,379           1,054,379
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                1,008,296           1,008,296
BGIF Prime Money
  Market Fund                                      1,940,968           1,940,968
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  630,184             630,184
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  126,037             126,037
Canadian Imperial Bank
  of Commerce Bank Note
  1.440% 05/18/2005                                2,520,738           2,520,738
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                2,016,590           2,016,590
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                         $      1,008,296    $      1,008,296
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                  918,809             918,809
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  756,221             756,221
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  378,111             378,111
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  378,111             378,111
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  378,111             378,111
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                1,764,516           1,764,516
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  504,148             504,148
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  378,111             378,111
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  630,184             630,184
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  630,913             630,913
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  376,840             376,840
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  124,756             124,756
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  628,806             628,806
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        630,184             630,184

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
HBOS Halifax Bank of
  Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                         $        756,221    $        756,221
HBOS Halifax Bank of
  Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  378,111             378,111
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                2,016,590           2,016,590
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        911,020             911,020
Merrimac Cash Fund,
  Premium Class                                    4,033,180           4,033,180
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,310,784           1,310,784
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  378,111             378,111
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                1,260,369           1,260,369
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                1,260,369           1,260,369
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  630,184             630,184
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  378,111             378,111
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  630,184             630,184
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                  756,221             756,221
                                                                ----------------
                                                                      37,465,529
                                                                ----------------
REPURCHASE AGREEMENT -- 3.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $     12,868,332    $     12,868,332
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   50,333,861
                                                                ----------------

TOTAL INVESTMENTS -- 109.4%
(COST $401,057,380)***                                               440,987,901

OTHER ASSETS/
(LIABILITIES) -- (9.4%)                                              (37,807,086)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    403,180,815
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $12,868,582. Collaterized by U.S. Government Agency obligation with a rate of 3.950%, maturity date 03/25/2029, and an aggregate market value, including accrued interest, of $13,511,748.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 99.2%

ADVERTISING -- 0.3%
Lamar Advertising Co.* +                               4,753    $        206,043
                                                                ----------------
AIR TRANSPORTATION -- 0.2%
Ryanair Holdings PLC
  Sponsored ADR (Ireland)* +                           3,416             111,976
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.3%
Ross Stores, Inc.                                      8,297             222,028
                                                                ----------------
AUTOMOTIVE & PARTS -- 0.9%
Paccar, Inc.+                                         11,058             641,254
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 3.9%
Comcast Corp. Cl. A*                                  53,480           1,499,044
InterActive Corp.* +                                  40,882           1,232,183
                                                                ----------------
                                                                       2,731,227
                                                                ----------------
COMMERCIAL SERVICES -- 7.4%
Apollo Group, Inc. Cl. A*                             10,041             886,520
Career Education Corp.*                                5,792             263,884
Cintas Corp.+                                         11,549             550,541
eBay, Inc.*                                           27,569           2,534,970
Fastenal Co.                                           4,079             231,810
Paychex, Inc.                                         20,147             682,580
                                                                ----------------
                                                                       5,150,305
                                                                ----------------
COMMUNICATIONS -- 12.2%
EchoStar Communications
  Corp. Cl. A*                                        13,710             421,582
Juniper Networks, Inc.*                               19,585             481,203
Network Appliance, Inc.* +                            20,434             439,944
Nextel
  Communications,
  Inc. Cl. A*                                         77,789           2,073,855
PanAmSat Corp.*                                       11,387             264,406
Qualcomm, Inc.                                        54,947           4,010,032
Research In
  Motion Limited*                                     10,397             711,571
Tellabs, Inc.*                                        13,336             116,557
                                                                ----------------
                                                                       8,519,150
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
Sun Microsystems, Inc.*                               81,360             353,102
Synopsys, Inc.*                                        8,049             228,833
                                                                ----------------
                                                                         581,935
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.8%
Mercury
  Interactive Corp.* +                                 5,520             275,062
VeriSign, Inc.*                                       13,148             261,645
                                                                ----------------
                                                                         536,707
                                                                ----------------
COMPUTERS & INFORMATION -- 9.7%
Apple Computer, Inc.*                                 29,807    $        969,920
CDW Corp.                                              4,885             311,468
Cisco Systems, Inc.*                                 135,836           3,219,313
Comverse Technology, Inc.*                            11,421             227,735
Dell, Inc.*                                           52,218           1,870,449
Sandisk Corp.* +                                       8,331             180,699
                                                                ----------------
                                                                       6,779,584
                                                                ----------------
CONTAINERS -- 0.4%
Smurfit-Stone
  Container Corp.                                     13,932             277,943
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.8%
Fiserv, Inc.*                                         13,713             533,299
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 17.5%
Altera Corp.* +                                       29,607             657,868
American Power
  Conversion Corp.                                    11,315             222,340
ATI Technologies, Inc.*                               13,553             255,610
Broadcom Corp. Cl. A* +                               12,980             607,075
Flextronics International
  Limited*                                            32,282             514,898
Garmin Limited+                                        5,644             209,054
Gentex Corp.                                           4,522             179,433
Intel Corp.                                          127,359           3,515,108
Intersil Corp. Cl. A                                   7,956             172,327
JDS Uniphase Corp.*                                   91,950             348,490
Kla-Tencor Corp.*                                     13,395             661,445
Linear Technology Corp.+                              23,255             917,875
Marvell Technology Group
  Limited* +                                          14,252             380,528
Maxim Integrated
  Products, Inc.                                      25,391           1,330,996
Microchip
  Technology, Inc.                                     9,667             304,897
Molex, Inc.                                            5,550             178,044
Novellus Systems, Inc.*                                8,475             266,454
Nvidia Corp.* +                                       10,085             206,742
Qlogic Corp.*                                          5,344             142,097
Sanmina-SCI Corp.* +                                  31,268             284,539
Xilinx, Inc.                                          25,893             862,496
                                                                ----------------
                                                                      12,218,316
                                                                ----------------
ENERGY -- 0.2%
Patterson-UTI Energy, Inc.                             4,841             161,738
                                                                ----------------
FOODS -- 1.9%
Starbucks Corp.*                                      31,002           1,347,967
                                                                ----------------
HEALTHCARE -- 1.2%
Express Scripts, Inc.*                                 3,910             309,789
First Health Group Corp.*                              5,348              83,482
Lincare Holdings, Inc.*                                5,392    $        177,181
Patterson Dental Co.* +                                3,688             282,095
                                                                ----------------
                                                                         852,547
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 1.9%
Yahoo!, Inc.*                                         36,429           1,323,466
                                                                ----------------
INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                                    21,227             174,486
                                                                ----------------
MANUFACTURING -- 1.7%
Applied Materials, Inc.*                              49,025             961,870
Lam Research Corp.*                                    7,782             208,558
                                                                ----------------
                                                                       1,170,428
                                                                ----------------
MEDICAL SUPPLIES -- 1.6%
Biomet, Inc.                                          19,264             856,092
Dentsply
  International, Inc.                                  4,348             226,531
                                                                ----------------
                                                                       1,082,623
                                                                ----------------
MISCELLANEOUS -- 0.1%
Nasdaq-100 Index
  Tracking Stock+                                      2,771             104,605
                                                                ----------------
PHARMACEUTICALS -- 10.8%
Amgen, Inc.*                                          33,329           1,818,764
Biogen Idec, Inc.* +                                  20,768           1,313,576
Cephalon, Inc.* +                                      2,890             156,060
Chiron Corp.*                                         14,860             663,350
Genzyme Corp.* +                                      15,969             755,813
Gilead Sciences, Inc.*                                11,869             795,223
Henry Schein, Inc.*                                    2,305             145,538
Invitrogen Corp.*                                      2,776             199,844
Medimmune, Inc.*                                      14,968             350,251
Millennium
  Pharmaceuticals, Inc.*                              18,791             259,316
Sigma-Aldrich Corp.                                    3,734             222,584
Teva Pharmaceutical
  Sponsored ADR (Israel)+                             12,610             848,527
                                                                ----------------
                                                                       7,528,846
                                                                ----------------
PREPACKAGED SOFTWARE -- 18.3%
Adobe Systems, Inc.                                   13,157             611,800
Check Point Software
  Technologies Limited*                               14,303             386,038
Citrix Systems, Inc.*                                 11,371             231,514
Compuware Corp.*                                      13,394              88,400
Electronic Arts, Inc.*                                17,159             936,023
Intuit, Inc.*                                         13,945             537,998
Microsoft Corp.                                      208,908           5,966,412
Oracle Corp.*                                        121,805           1,453,134
Peoplesoft, Inc.*                                     28,991             536,333

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Pixar, Inc.* +                                         3,181    $        221,111
Siebel Systems, Inc.* +                               33,104             353,551
Symantec Corp.*                                       18,300             801,174
Veritas Software Corp.*                               24,575             680,727
                                                                ----------------
                                                                      12,804,215
                                                                ----------------
RETAIL -- 3.5%
Bed Bath & Beyond, Inc.*                              22,722             873,661
Costco Wholesale Corp.                                13,594             558,306
Dollar Tree Stores, Inc.*                              6,149             168,667
Petsmart, Inc.+                                        8,042             260,963
Staples, Inc.                                         18,788             550,676
                                                                ----------------
                                                                       2,412,273
                                                                ----------------
RETAIL - GROCERY -- 0.5%
Whole Foods Market, Inc.+                              3,409             325,389
                                                                ----------------
RETAIL - INTERNET -- 1.2%
Amazon.com, Inc.* +                                   15,122             822,637
                                                                ----------------
TELEPHONE UTILITIES -- 0.2%
Level 3
  Communications, Inc.* +                             37,718             133,899
                                                                ----------------
TRANSPORTATION -- 0.7%
Expeditors International of
  Washington, Inc.                                     5,810             287,072
Robinson (C.H.)
  Worldwide, Inc.                                      4,748             217,648
                                                                ----------------
                                                                         504,720
                                                                ----------------

TOTAL EQUITIES
(COST $58,999,367)                                                    69,259,606
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 12.7%

CASH EQUIVALENTS -- 11.8%**
American AAdvantage
  Select Money
  Market Fund                                        221,746             221,746
Bank of America
  Bank Note
  1.500% 07/21/2004                         $        304,901             304,901
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                  277,183             277,183
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                   72,068              72,068
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                  231,882             231,882
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                         $        221,747    $        221,747
BGIF Prime
  Money Market Fund                                  426,863             426,863
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  138,592             138,592
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                   27,718              27,718
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                  554,367             554,367
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                  443,494             443,494
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  221,747             221,747
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                  202,067             202,067
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  166,310             166,310
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                   83,155              83,155
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                   83,155              83,155
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                   83,155              83,155
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                  388,057             388,057
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  110,873             110,873
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                   83,155              83,155
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  138,592             138,592
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  138,752             138,752
General Electric
  Capital Corp.
  1.211% 07/22/2004                                   82,876              82,876
General Electric
  Capital Corp.
  1.221% 07/23/2004                         $         27,437    $         27,437
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  138,289             138,289
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                  138,592             138,592
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  166,310             166,310
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                   83,155              83,155
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                  443,494             443,494
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        200,354             200,354
Merrimac Cash Fund,
  Premium Class                                      886,988             886,988
Morgan Stanley
  Dean Witter & Co.
  1.580% 10/22/2004                                  288,271             288,271
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                   83,155              83,155
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                  277,184             277,184
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                  277,184             277,184
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  138,592             138,592
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                   83,155              83,155
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  138,592             138,592
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  166,310             166,310
                                                                ----------------
                                                                       8,239,517
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
REPURCHASE AGREEMENT -- 0.6%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $        459,213    $        459,213
                                                                ----------------
U.S. TREASURY BILLS -- 0.3%
U.S. Treasury Bill++
  0.950% 07/22/2004                                  205,000             204,886
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    8,903,616
                                                                ----------------

TOTAL INVESTMENTS -- 111.9%
(COST $67,902,983)***                                                 78,163,222

OTHER ASSETS/
(LIABILITIES) -- (11.9%)                                              (8,310,250)
                                                                ----------------

NET ASSETS -- 100.0%                                            $     69,852,972
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
++    This security is held as collateral for open futures contracts. (NOTE 2).
(a) Maturity value of $459,222. Collateralized by U.S. Government Agency obligation with a rate of 4.625%, maturity date of 07/25/2016, and an aggregate market value, including accrued interest, of $482,173.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 91.9%

ADVERTISING -- 3.4%
Catalina Marketing Corp.*                             76,700    $      1,402,843
Harte-Hanks, Inc.                                     46,500           1,135,065
Interpublic Group of
  Companies, Inc.* +                               1,700,000          23,341,000
                                                                ----------------
                                                                      25,878,908
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 6.0%
The Gap, Inc.+                                     1,800,000          43,650,000
Jones Apparel Group, Inc.                             21,100             833,028
Tommy Hilfiger Corp.*                                 79,300           1,200,602
                                                                ----------------
                                                                      45,683,630
                                                                ----------------
AUTOMOTIVE & PARTS -- 0.3%
Federal Signal Corp.                                  81,200           1,511,132
Superior Industries
  International, Inc.+                                27,000             903,150
                                                                ----------------
                                                                       2,414,282
                                                                ----------------
BANKING, SAVINGS & LOANS -- 9.4%
Sovereign Bancorp, Inc.+                           2,000,000          44,200,000
Washington Mutual, Inc.                              700,000          27,048,000
                                                                ----------------
                                                                      71,248,000
                                                                ----------------
BEVERAGES -- 5.7%
The Pepsi Bottling
  Group, Inc.                                      1,400,000          42,756,000
PepsiAmericas, Inc.+                                  30,200             641,448
                                                                ----------------
                                                                      43,397,448
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 14.4%
Cablevision Systems
  Corp. Cl. A* +                                   1,800,000          35,370,000
Liberty Media
  Corp. Cl. A                                      3,200,000          28,768,000
Liberty Media
International, Inc. Cl. A*                           160,000           5,936,000
Time Warner, Inc.*                                 2,200,000          38,676,000
                                                                ----------------
                                                                     108,750,000
                                                                ----------------
CHEMICALS -- 0.2%
Albemarle Corp.                                       40,800           1,291,320
                                                                ----------------
COMMERCIAL SERVICES -- 4.7%
Viad Corp.                                            69,600           1,879,896
Waste Management, Inc.                             1,100,000          33,715,000
                                                                ----------------
                                                                      35,594,896
                                                                ----------------
COMMUNICATIONS -- 0.1%
ADC
  Telecommunications, Inc.*                          299,000             849,160
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Computer Sciences
  Corp.* +                                            23,700    $      1,100,391
Parametric
  Technology Corp.*                                  393,900           1,969,500
                                                                ----------------
                                                                       3,069,891
                                                                ----------------
DATA PROCESSING & PREPARATION -- 4.9%
First Data Corp.                                     800,000          35,616,000
IMS Health, Inc.                                      48,100           1,127,464
                                                                ----------------
                                                                      36,743,464
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.7%
AVX Corp.                                             36,600             528,870
Entegris, Inc.*                                      125,600           1,453,192
Hubbell, Inc. Cl. B                                   42,400           1,980,504
Mykrolis Corp.*                                       95,500           1,663,610
                                                                ----------------
                                                                       5,626,176
                                                                ----------------
FINANCIAL SERVICES -- 0.1%
Countrywide Financial Corp.                           12,900             906,225
                                                                ----------------
HEALTHCARE -- 0.1%
Universal Health
  Services Cl. B                                      14,700             674,583
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Steelcase, Inc.                                       85,200           1,192,800
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.3%
Snap-On, Inc.                                         58,600           1,966,030
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 0.3%
Carlisle Companies, Inc.                              34,300           2,135,175
                                                                ----------------
INSURANCE -- 0.9%
Ambac Financial
  Group, Inc.                                          9,150             671,976
Aon Corp.                                             75,600           2,152,332
MBIA, Inc.                                            25,000           1,428,000
Principal Financial
  Group, Inc.                                         24,400             848,632
UnumProvident Corp.+                                  95,300           1,515,270
                                                                ----------------
                                                                       6,616,210
                                                                ----------------
MACHINERY & COMPONENTS -- 0.3%
Dover Corp.                                           19,300             812,530
Pall Corp.+                                           63,800           1,670,922
                                                                ----------------
                                                                       2,483,452
                                                                ----------------
MEDICAL SUPPLIES -- 9.0%
Baxter International, Inc.                         1,100,000          37,961,000
Becton, Dickinson & Co.+                              12,600             652,680
Guidant Corp.                                        475,000    $     26,543,000
Haemonetics Corp.*                                    73,400           2,176,310
Mettler-Toledo
  International, Inc.*                                23,700           1,164,618
                                                                ----------------
                                                                      68,497,608
                                                                ----------------
PHARMACEUTICALS -- 3.5%
Hospira, Inc.*                                       910,000          25,116,000
Medco Health
  Solutions, Inc.*                                    33,400           1,252,500
                                                                ----------------
                                                                      26,368,500
                                                                ----------------
PREPACKAGED SOFTWARE -- 4.1%
SunGard Data
  Systems, Inc.*                                   1,200,000          31,200,000
                                                                ----------------
RESTAURANTS -- 9.3%
CBRL Group, Inc.                                      51,700           1,594,945
McDonald's Corp.+                                  1,200,000          31,200,000
Wendy's International, Inc.                           21,500             749,060
Yum! Brands, Inc.*                                 1,000,000          37,220,000
                                                                ----------------
                                                                      70,764,005
                                                                ----------------
RETAIL -- 8.4%
Big Lots, Inc.*                                      171,600           2,481,336
Costco Wholesale Corp.                               850,000          34,909,500
Dollar General Corp.                                  25,700             502,692
Tiffany & Co.                                        650,000          23,952,500
Zale Corp.*                                           75,100           2,047,226
                                                                ----------------
                                                                      63,893,254
                                                                ----------------
TOYS, GAMES -- 0.2%
Hasbro, Inc.                                          63,100           1,198,900
                                                                ----------------
TRANSPORTATION -- 5.0%
Carnival Corp.+                                      800,000          37,600,000
                                                                ----------------

TOTAL EQUITIES
(COST $569,649,085)                                                  696,043,917
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 20.3%

CASH EQUIVALENTS -- 12.2%**
American AAdvantage
  Select Money
  Market Fund                                      2,475,869           2,475,869
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      3,404,318           3,404,318

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                         $      3,094,834    $      3,094,834
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  804,657             804,657
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                2,589,028           2,589,028
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                2,475,867           2,475,867
BGIF Prime Money
  Market Fund                                      4,766,045           4,766,045
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                1,547,417           1,547,417
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  309,483             309,483
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                6,189,670           6,189,670
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                4,951,735           4,951,735
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                2,464,077           2,464,077
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                2,267,928           2,267,928
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                1,856,901           1,856,901
Fannie Mae Discount Note
  1.131% 07/14/2004                                  928,450             928,450
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  928,450             928,450
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  928,450             928,450
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                  928,450             928,450
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                         $      1,403,998    $      1,403,998
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                4,166,704           4,166,704
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  372,750             372,750
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  925,330             925,330
General Electric
  Capital Corp.
  1.211% 07/22/2004                                1,544,215           1,544,215
General Electric
  Capital Corp.
  1.221% 07/23/2004                                1,549,207           1,549,207
General Electric
  Capital Corp.
  1.231% 07/26/2004                                1,480,823           1,480,823
Goldman Sachs
  Financial Square Prime
  Obligations Money
  Market Fund                                      1,547,417           1,547,417
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                  978,270             978,270
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                1,807,081           1,807,081
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                4,951,735           4,951,735
Merrill Lynch
  Premier Institutional
  Money Market Fund                                2,237,009           2,237,009
Merrimac Cash Fund,
  Premium Class                                    9,903,471           9,903,471
Morgan Stanley
  Dean Witter & Co.
  1.580% 10/22/2004                                3,218,628           3,218,628
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                3,094,834           3,094,834
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                  928,450             928,450
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                         $      3,094,834    $      3,094,834
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  961,663             961,663
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                1,514,204           1,514,204
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,856,901           1,856,901
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                1,547,417           1,547,417
                                                                ----------------
                                                                      91,996,570
                                                                ----------------
REPURCHASE AGREEMENT -- 8.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               61,610,478          61,610,478
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  153,607,048
                                                                ----------------

TOTAL INVESTMENTS -- 112.2%
(COST $723,256,133)***                                               849,650,965

OTHER ASSETS/
(LIABILITIES) -- (12.2%)                                             (92,714,355)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    756,936,610
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $61,611,675. Collaterized by U.S. Government Agency obligations with rates ranging from 1.930% - 4.375%, maturity dates ranging from 05/25/2016 - 12/01/2032, and an aggregate market value, including accrued interest, of $64,691,001.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 96.0%

AIR TRANSPORTATION -- 0.5%
MAIR Holdings, Inc.* +                                96,800    $        789,888
Mesa Air Group, Inc.* +                               84,900             686,841
                                                                ----------------
                                                                       1,476,729
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 2.5%
American Eagle
  Outfitters, Inc.*                                   43,500           1,257,585
Ashworth, Inc.*                                       71,300             592,503
Charlotte Russe
  Holding, Inc.*                                     120,050           2,566,669
Charming Shoppes, Inc.*                              114,625           1,023,601
Culp, Inc.*                                           40,000             311,200
Payless Shoesource, Inc.*                            132,150           1,970,356
Unifi, Inc.*                                         119,000             348,670
                                                                ----------------
                                                                       8,070,584
                                                                ----------------
AUTOMOTIVE & PARTS -- 2.1%
Cooper Tire & Rubber Co.                              90,800           2,088,400
Federal Signal Corp.+                                 52,975             985,865
JLG Industries, Inc.                                 103,000           1,430,670
Myers Industries, Inc.                                49,400             696,540
TBC Corp.*                                            73,000           1,737,400
                                                                ----------------
                                                                       6,938,875
                                                                ----------------
BANKING, SAVINGS & LOANS -- 6.6%
Advanta Corp. Cl. B                                   35,625             816,525
Astoria Financial Corp.                               32,300           1,181,534
Bankunited Financial
  Corp. Cl. A*                                        51,575           1,330,635
The Colonial
  BancGroup, Inc.                                     78,700           1,429,979
First Republic Bank                                   57,800           2,490,024
Hibernia Corp. Cl. A                                  26,000             631,800
Hudson United Bancorp                                 22,400             835,072
Metris Companies, Inc.* +                             93,000             808,170
Providian Financial Corp.*                            98,900           1,450,863
Silicon Valley Bancshares*                            66,300           2,628,795
Sky Financial Group, Inc.                             51,550           1,274,831
The South Financial
  Group, Inc.                                         28,600             810,524
Sterling Financial Corp.*                             25,740             820,334
Texas Regional
  Bancshares, Inc.                                    76,597           3,516,568
Webster Financial Corp.                               24,450           1,149,639
                                                                ----------------
                                                                      21,175,293
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 2.6%
CSS Industries, Inc.                                  42,100           1,475,184
Cumulus Media, Inc. Cl. A*                            71,775           1,206,538
Entravision Communications
  Corp. Cl. A*                                       143,675    $      1,103,424
Hearst-Argyle
  Television, Inc.                                    22,525             580,694
Journal Register Co.*                                 63,300           1,266,000
Saga Communications,
  Inc. Cl. A*                                         83,800           1,529,350
Scholastic Corp.*                                     35,400           1,060,230
Sinclair Broadcast Group,
  Inc. Cl. A                                          23,700             243,399
                                                                ----------------
                                                                       8,464,819
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 1.1%
ElkCorp                                               39,700             950,418
Florida Rock
  Industries, Inc.+                                   36,650           1,545,530
Lennox
  International, Inc.+                                59,900           1,084,190
                                                                ----------------
                                                                       3,580,138
                                                                ----------------
CHEMICALS -- 1.8%
Airgas, Inc.                                          64,500           1,542,195
Arch Chemicals, Inc.                                  69,675           2,008,033
Georgia Gulf Corp.                                    12,675             454,525
MacDermid, Inc.                                       26,900             910,565
Symyx Technologies, Inc.*                             36,400             877,968
                                                                ----------------
                                                                       5,793,286
                                                                ----------------
COMMERCIAL SERVICES -- 7.7%
Aaron Rents, Inc.                                     93,550           3,100,247
Aaron Rents, Inc. Cl. A                                4,950             149,638
Casella Waste Systems,
  Inc. Cl. A*                                         98,400           1,293,960
Diversa Corp.*                                        96,300             975,519
Dollar Thrifty Automotive
  Group, Inc.*                                       100,000           2,744,000
Exelixis, Inc.*                                       85,300             860,677
First Consulting
  Group, Inc.*                                       104,825             578,634
FTI Consulting, Inc.*                                 45,400             749,100
G&K Services, Inc. Cl. A                              42,100           1,691,999
Landauer, Inc.                                        21,400             955,724
Lexicon Genetics, Inc.*                              121,600             953,344
McGrath Rentcorp                                      39,900           1,474,305
MPS Group, Inc.*                                     157,500           1,908,900
NCO Group, Inc.*                                      31,825             849,409
On Assignment, Inc.*                                 132,300             780,570
Rewards Network, Inc.* +                              75,025             675,225
Ryder System, Inc.+                                   13,900             556,973
Service
  Corp. International*                               125,525             925,119
Steiner Leisure Limited*                              36,275    $        798,050
United Rentals, Inc.* +                               59,900           1,071,611
Washington Group
  International, Inc.*                                18,150             651,403
Waste Connections, Inc.*                              36,300           1,076,658
                                                                ----------------
                                                                      24,821,065
                                                                ----------------
COMMUNICATIONS -- 0.9%
Cable Design
  Technologies Corp.* +                              140,000           1,484,000
Nice Systems Limited* +                               64,775           1,551,296
                                                                ----------------
                                                                       3,035,296
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.7%
Tier Technologies,
  Inc. Cl. B*                                         69,800             679,852
Websense, Inc.*                                       42,600           1,585,998
                                                                ----------------
                                                                       2,265,850
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.4%
Ciber, Inc.*                                          90,800             746,376
Netegrity, Inc.*                                      70,300             594,738
                                                                ----------------
                                                                       1,341,114
                                                                ----------------
COMPUTER RELATED SERVICES -- 1.6%
Acxiom Corp.                                          58,400           1,450,072
Carreker Corp.*                                       83,950             841,179
Checkpoint Systems, Inc.*                             35,625             638,756
EarthLink, Inc.*                                      62,575             647,651
Electro Rent Corp.                                    81,600             854,352
Register.com, Inc.*                                  138,525             825,609
                                                                ----------------
                                                                       5,257,619
                                                                ----------------
COMPUTERS & INFORMATION -- 0.2%
Maxtor Corp.* +                                       76,150             504,874
                                                                ----------------
CONTAINERS -- 1.0%
Chesapeake Corp.                                      53,850           1,436,718
Owens-Illinois, Inc.*                                 99,800           1,672,648
                                                                ----------------
                                                                       3,109,366
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.8%
The BISYS Group, Inc.*                                73,700           1,036,222
eFunds Corp.*                                         40,625             710,937
S1 Corp.*                                             91,925             913,734
                                                                ----------------
                                                                       2,660,893
                                                                ----------------
ELECTRIC UTILITIES -- 4.0%
Alliant Energy Corp.                                  22,100             576,368
Avista Corp.                                          62,900           1,158,618
Black Hills Corp.                                     41,900           1,319,850
Calpine Corp.* +                                     364,650           1,575,288

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Cleco Corp.                                           46,350    $        833,373
CMS Energy Corp.* +                                  266,950           2,437,253
El Paso Electric Co.*                                109,275           1,687,206
Northeast Utilities                                   42,075             819,200
Otter Tail Corp.                                      27,400             735,964
Reliant Energy, Inc.* +                              163,475           1,770,434
                                                                ----------------
                                                                      12,913,554
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.6%
Analogic Corp.                                        13,500             572,805
Arrow Electronics, Inc.*                              35,900             962,838
ATMI, Inc.* +                                         39,400           1,076,014
C&D Technologies, Inc.                                57,700           1,028,791
Distributed Energy
  Systems Corp.*                                      67,000             182,240
EDO Corp.                                             36,300             875,556
Exar Corp.*                                          137,200           2,011,352
Franklin Electric Co., Inc.                           63,500           2,397,760
Graftech International
  Limited*                                            51,100             534,506
Integrated Silicon
  Solution, Inc.*                                     51,825             632,783
IXYS Corp.*                                           81,875             645,175
Littelfuse, Inc.*                                     45,100           1,912,691
Magnetek, Inc.*                                      124,275           1,036,453
Methode Electronics, Inc.                             88,675           1,150,115
Mykrolis Corp.*                                       90,700           1,579,994
Rayovac Corp.*                                        47,850           1,344,585
                                                                ----------------
                                                                      17,943,658
                                                                ----------------
ENERGY -- 5.6%
Atwood Oceanics, Inc.*                                23,100             964,425
Cabot Oil & Gas Corp. Cl. A                           33,675           1,424,452
CARBO Ceramics, Inc.                                  23,800           1,624,350
Encore Acquisition Co.*                               34,525             963,247
Forest Oil Corp.* +                                   59,400           1,622,808
Grey Wolf, Inc.*                                     151,875             643,950
Key Energy Services, Inc.*                           137,050           1,293,752
Magnum Hunter
  Resources, Inc.*                                   177,300           1,840,374
NUI Corp.                                             31,300             456,980
Penn Virginia Corp.                                   57,400           2,072,714
SEMCO Energy, Inc.                                    67,175             390,958
TETRA Technologies, Inc.*                             65,100           1,747,935
Todco Cl. A* +                                        88,800           1,373,736
Vectren Corp.                                         36,200             908,258
W-H Energy Services, Inc.*                            42,900             840,840
                                                                ----------------
                                                                      18,168,779
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.9%
The Nautilus Group, Inc.+                             47,900             934,529
SCP Pool Corp.                                        44,050           1,982,250
                                                                ----------------
                                                                       2,916,779
                                                                ----------------
FINANCIAL SERVICES -- 9.0%
Allied Capital Corp.+                                 59,020    $      1,441,268
American Capital
  Strategies Limited+                                 27,500             770,550
AmeriCredit Corp.*                                    22,300             435,519
BankAtlantic Bancorp,
  Inc. Cl. A                                          90,900           1,677,105
Bedford Property Investors                            45,100           1,318,724
Developers Diversified
  Realty Corp.                                        21,800             771,066
East West Bancorp, Inc.                               84,700           2,600,290
FelCor Lodging
  Trust, Inc.*                                       243,600           2,947,560
Glenborough Realty
  Trust, Inc.                                         34,600             634,910
HRPT Properties Trust                                104,400           1,045,044
Innkeepers USA Trust                                  87,600             903,156
Instinet Group, Inc.*                                159,200             840,576
Kilroy Realty Corp.                                   54,000           1,841,400
LaSalle Hotel Properties                              53,900           1,315,160
LTC Properties, Inc.                                  70,900           1,176,940
Meristar Hospitality
  Corp. REIT*                                        104,500             714,780
Mills Corp. REIT                                      15,550             726,185
Raymond James
  Financial, Inc.                                     34,412             910,197
Stewart (W.P.) & Co.
  Limited+                                            45,425             930,758
Sun Communities, Inc.                                 41,300           1,554,945
SWS Group, Inc.+                                      40,450             618,885
US Restaurants
  Properties, Inc.                                    71,425           1,084,946
Waddell & Reed
  Financial, Inc. Cl. A                               79,750           1,763,272
Washington Real Estate
  Investment Trust                                    39,900           1,172,262
                                                                ----------------
                                                                      29,195,498
                                                                ----------------
FOODS -- 0.5%
Chiquita Brands
  International, Inc.*                                43,025             900,083
Wild Oats Markets, Inc.*                              49,000             689,430
                                                                ----------------
                                                                       1,589,513
                                                                ----------------
FOREST PRODUCTS & PAPER -- 2.8%
Buckeye
  Technologies, Inc.*                                 93,950           1,080,425
Caraustar Industries, Inc.*                           68,125             961,244
Deltic Timber Corp.                                   36,900           1,416,960
Packaging Corp.
  of America                                          53,900           1,288,210
Playtex Products, Inc.*                              161,125           1,259,997
School Specialty, Inc.* +                             17,225             625,440
Wausau-Mosinee
  Paper Corp.                                        148,300           2,565,590
                                                                ----------------
                                                                       9,197,866
                                                                ----------------
HEALTHCARE -- 1.8%
Curative Health
  Services, Inc.*                                     50,025    $        433,217
Hooper Holmes, Inc.                                  243,075           1,395,251
Orthodontic Centers of
  America, Inc.* +                                   142,300           1,165,437
Province Healthcare Co.*                             101,150           1,734,723
Triad Hospitals, Inc.*                                31,525           1,173,676
                                                                ----------------
                                                                       5,902,304
                                                                ----------------
HEAVY MACHINERY -- 0.3%
Milacron, Inc.*                                      209,925             839,700
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.9%
Helen of Troy Limited* +                              43,225           1,593,706
Stanley Furniture Co., Inc.                           29,100           1,225,401
                                                                ----------------
                                                                       2,819,107
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.2%
RPM, Inc.                                             53,800             817,760
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.3%
Ameron International Corp.                            23,800             812,294
Nordson Corp.                                         49,900           2,164,163
Tredegar Corp.                                        67,750           1,092,808
                                                                ----------------
                                                                       4,069,265
                                                                ----------------
INSURANCE -- 7.6%
American Financial
  Group, Inc.                                         26,100             797,877
Brown & Brown, Inc.+                                  45,100           1,943,810
Delphi Financial Group,
  Inc. Cl. A                                          39,400           1,753,300
FPIC Insurance
  Group, Inc.* +                                      25,325             625,274
Gallagher
  (Arthur J.) & Co.+                                  47,275           1,439,524
HCC Insurance
  Holdings, Inc.                                      37,975           1,268,745
Infinity Property &
  Casualty Corp.                                      38,825           1,281,225
Markel Corp.*                                          5,700           1,581,750
The Midland Co.                                       33,300             987,345
Ohio Casualty Corp.*                                  63,200           1,272,216
The Phoenix
  Companies, Inc.+                                    93,900           1,150,275
Platinum Underwriters
  Holdings Limited                                    55,675           1,694,190
ProAssurance Corp.* +                                 72,800           2,483,208
Scottish Re
  Group Limited+                                     119,100           2,769,075
Triad Guaranty, Inc.*                                 57,925           3,371,235
                                                                ----------------
                                                                      24,419,049
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MACHINERY & COMPONENTS -- 3.3%
Agco Corp.* +                                         68,825    $      1,401,965
Flowserve Corp.*                                      35,125             876,018
IDEX Corp.                                            51,150           1,757,003
Insituform Technologies,
  Inc. Cl. A*                                         80,000           1,301,600
Lone Star
  Technologies, Inc.*                                 30,600             843,336
Thomas Industries, Inc.                               50,000           1,660,000
Timken Co.+                                           61,050           1,617,215
Woodward Governor Co.                                 14,700           1,060,017
                                                                ----------------
                                                                      10,517,154
                                                                ----------------
MANUFACTURING -- 1.5%
AptarGroup, Inc.                                      42,500           1,856,825
Stewart & Stevenson
  Services Corp.                                     115,000           2,060,800
Terex Corp.*                                          29,450           1,005,129
                                                                ----------------
                                                                       4,922,754
                                                                ----------------
MEDICAL SUPPLIES -- 1.9%
Arrow International, Inc.                             24,600             736,032
Coherent, Inc.*                                       49,425           1,475,336
FEI Co.* +                                            41,250             986,288
Oakley, Inc.                                          60,500             782,870
Owens & Minor, Inc.                                   84,000           2,175,600
                                                                ----------------
                                                                       6,156,126
                                                                ----------------
METALS & MINING -- 3.2%
AK Steel Holding Corp.*                              193,450           1,019,482
Carpenter Technology                                  35,800           1,218,990
Gibraltar Steel Corp.                                 51,900           1,703,358
Intermet Corp.                                       200,075             860,323
Matthews
  International Corp.+                                78,000           2,569,320
Meridian Gold, Inc.*                                  58,600             760,042
NS Group, Inc.*                                       56,300             925,572
Reliance Steel &
  Aluminum Co.                                        12,550             506,016
Wolverine Tube, Inc.*                                 62,175             677,708
                                                                ----------------
                                                                      10,240,811
                                                                ----------------
PHARMACEUTICALS -- 1.6%
Andrx Corp.*                                          27,000             754,110
Bone Care
  International, Inc.*                                65,700           1,538,694
Molecular Devices Corp.*                              16,375             291,148
Natures Sunshine
  Products, Inc.                                      43,200             615,168
NBTY, Inc.*                                           39,925           1,173,396
VCA Antech, Inc.*                                     17,175             769,784
                                                                ----------------
                                                                       5,142,300
                                                                ----------------
PREPACKAGED SOFTWARE -- 2.4%
Activision, Inc.*                                     96,925    $      1,541,108
Dendrite
  International, Inc.*                                53,650             996,817
Packeteer, Inc.* +                                   102,400           1,653,760
Progress Software Corp.*                              66,600           1,443,222
SPSS, Inc.*                                           58,450           1,050,347
THQ, Inc.* +                                          41,050             940,045
                                                                ----------------
                                                                       7,625,299
                                                                ----------------
RESTAURANTS -- 1.6%
RARE Hospitality
  International, Inc.*                                80,300           1,999,470
Ruby Tuesday, Inc.                                   119,900           3,291,255
                                                                ----------------
                                                                       5,290,725
                                                                ----------------
RETAIL -- 4.0%
Barnes & Noble, Inc.*                                 67,675           2,299,597
Casey's General Stores, Inc.                          84,900           1,553,670
Electronics Boutique
  Holdings Corp.* +                                   33,275             876,464
Fred's, Inc.                                          70,850           1,565,077
Hancock Fabrics, Inc.                                 57,600             734,400
Haverty Furniture
  Companies, Inc.                                     96,600           1,688,568
Men's Wearhouse, Inc.*                                31,200             823,368
Shopko Stores, Inc.* +                                94,275           1,333,049
Stein Mart, Inc.*                                    135,100           2,196,726
                                                                ----------------
                                                                      13,070,919
                                                                ----------------
TELEPHONE UTILITIES -- 0.2%
Yak Communications, Inc.*                             63,750             570,563
                                                                ----------------
TRANSPORTATION -- 5.3%
Celadon Group, Inc.*                                  55,550             977,680
CNF, Inc.                                             34,825           1,447,327
Genesee & Wyoming,
  Inc. Cl. A*                                         33,800             801,060
Kirby Corp.*                                          46,300           1,801,070
Landstar System, Inc.*                                86,300           4,562,681
Navigant
  International, Inc.* +                              84,495           1,503,166
Overnite Corp.                                        23,650             695,310
Pegasus Solutions, Inc.*                              81,200           1,066,156
Skyline Corp.                                         24,000             975,600
UTI Worldwide, Inc.                                   34,800           1,833,612
Yellow Roadway Corp.*                                 39,450           1,572,477
                                                                ----------------
                                                                      17,236,139
                                                                ----------------
TOTAL EQUITIES
(COST $261,646,222)                                                  310,061,423
                                                                ----------------

MUTUAL FUNDS -- 0.6%

FINANCIAL SERVICES
First Financial Fund+                                 69,500    $      1,233,625
Government Reserve
  Investment Fund                                     42,558              42,558
iShares Russell 2000 Value
  Index Fund+                                          4,100             705,159
                                                                ----------------
                                                                       1,981,342
                                                                ----------------

TOTAL MUTUAL FUNDS
(COST $1,628,257)                                                      1,981,342
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $263,274,479)                                                  312,042,765
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 17.3%

CASH EQUIVALENTS -- 13.7%**
American AAdvantage
  Select Money
  Market Fund                               $      1,191,622           1,191,622
Bank of America
  Bank Note
  1.500% 07/21/2004                                1,638,480           1,638,480
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                1,489,527           1,489,527
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  387,277             387,277
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                1,246,086           1,246,086
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                1,191,622           1,191,622
BGIF Prime Money
  Market Fund                                      2,293,872           2,293,872
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  744,764             744,764
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  148,952             148,952

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                         $      2,979,054    $      2,979,054
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                2,383,243           2,383,243
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                1,191,622           1,191,622
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                1,085,865           1,085,865
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  893,716             893,716
Fannie Mae Discount Note
  1.131% 07/14/2004                                  446,858             446,858
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  446,858             446,858
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                  446,858             446,858
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                2,085,339           2,085,339
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  595,811             595,811
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  446,858             446,858
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  744,764             744,764
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  745,625             745,625
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  445,357             445,357
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  147,438             147,438
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  743,135             743,135
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                  744,764    $        744,764
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                         $        893,716             893,716
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  446,858             446,858
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                2,383,243           2,383,243
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,076,661           1,076,661
Merrimac Cash Fund,
  Premium Class                                    4,766,487           4,766,487
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,549,109           1,549,109
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  446,858             446,858
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                1,489,527           1,489,527
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                1,489,527           1,489,527
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  744,764             744,764
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  446,858             446,858
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  744,764             744,764
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                  893,714             893,714
                                                                ----------------
                                                                      44,277,453
                                                                ----------------
REPURCHASE AGREEMENT -- 3.6%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $     11,769,494    $     11,769,494
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   56,046,947
                                                                ----------------

TOTAL INVESTMENTS -- 113.9%
(COST $319,321,426)***                                               368,089,712

OTHER ASSETS/
(LIABILITIES) -- (13.9%)                                             (44,999,231)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    323,090,481
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $11,769,722. Collaterized by U.S. Government Agency obligation with a rate of 3.831%, maturity date of 02/01/2033, and an aggregate market value, including accrued interest, of $12,357,968.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 93.8%

AIR TRANSPORTATION -- 1.0%
SkyWest, Inc.+                                       269,900    $      4,698,959
                                                                ----------------
BANKING, SAVINGS & LOANS -- 7.4%
First Republic Bank                                  212,500           9,154,500
Hanmi Financial Corp.                                176,600           5,209,700
Pacific Capital Bancorp                              343,421           9,660,433
Webster Financial Corp.                              229,448          10,788,645
                                                                ----------------
                                                                      34,813,278
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 2 7%
Gray Television, Inc.                                489,600           6,800,544
Lin TV Corp. Cl. A*                                  266,300           5,645,560
                                                                ----------------
                                                                      12,446,104
                                                                ----------------
CHEMICALS -- 2.4%
MacDermid, Inc.                                      166,800           5,646,180
Spartech Corp.                                       220,900           5,730,146
                                                                ----------------
                                                                      11,376,326
                                                                ----------------
COMMERCIAL SERVICES -- 5.7%
ADVO, Inc.                                           268,250           8,830,790
Arbitron, Inc.*                                      276,700          10,105,084
G&K Services, Inc. Cl. A                             188,100           7,559,739
                                                                ----------------
                                                                      26,495,613
                                                                ----------------
COMMUNICATIONS -- 0.6%
Inet Technologies, Inc.*                             231,400           2,885,558
                                                                ----------------
COMPUTER RELATED SERVICES -- 1.3%
eSpeed, Inc. Cl. A*                                  344,600           6,082,190
                                                                ----------------
COSMETICS & PERSONAL CARE -- 0.9%
Revlon, Inc. Cl. A*                                1,384,700           4,084,865
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 11 4%
Baldor Electric Co.                                  196,800           4,595,280
Cognex Corp.+                                        313,800          12,075,024
Micrel, Inc.*                                        628,300           7,633,845
Mykrolis Corp.*                                      409,000           7,124,780
Technitrol, Inc.*                                    259,500           5,683,050
Teleflex, Inc.                                       327,300          16,414,095
                                                                ----------------
                                                                      53,526,074
                                                                ----------------
ENERGY -- 8.3%
Headwaters, Inc.*                                     13,700             355,241
Rowan Companies, Inc.*                               358,500           8,722,305
St. Mary Land &
  Exploration Co.                                    227,900           8,124,635
Tidewater, Inc.+                                     151,200           4,505,760
Unit Corp.*                                          328,800          10,340,760
W-H Energy Services, Inc.*                           342,000           6,703,200
                                                                ----------------
                                                                      38,751,901
                                                                ----------------
FINANCIAL SERVICES -- 8.9%
Chittenden Corp.                                     317,700    $     11,167,155
Eaton Vance Corp.                                    307,000          11,730,470
Fidelity Bankshares, Inc.                            202,900           7,192,805
Jefferies Group, Inc.+                               247,200           7,643,424
Piper Jaffray Cos.*                                   91,200           4,124,976
                                                                ----------------
                                                                      41,858,830
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.9%
Fossil, Inc.*                                        333,950           9,100,137
                                                                ----------------
HOUSEHOLD PRODUCTS -- 1.2%
Trex Company, Inc.+ *                                144,700           5,462,425
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 2.8%
Carlisle Companies, Inc.                             211,900          13,190,775
                                                                ----------------
INSURANCE -- 6.0%
The Commerce Group, Inc.                             170,900           8,437,333
HCC Insurance
  Holdings, Inc.                                     233,500           7,801,235
IPC Holdings Limited                                 185,500           6,850,515
Philadelphia Consolidated
  Holding Corp.*                                      82,300           4,943,761
                                                                ----------------
                                                                      28,032,844
                                                                ----------------
MACHINERY & COMPONENTS -- 14.6%
Actuant Corp. Cl. A*                                 128,200           4,998,518
Global Power Equipment
  Group, Inc.*                                       873,900           7,008,678
Hardinge, Inc.                                       429,150           5,158,383
Helix Technology Corp.                               501,000          10,686,330
IDEX Corp.                                           268,250           9,214,388
Kaydon Corp.                                         343,000          10,608,990
Regal-Beloit Corp.                                   207,000           4,607,820
Roper Industries, Inc.                               288,800          16,432,720
                                                                ----------------
                                                                      68,715,827
                                                                ----------------
MEDICAL SUPPLIES -- 6.0%
Coherent, Inc.*                                      460,100          13,733,985
Dionex Corp.*                                        180,100           9,936,117
Mine Safety Appliances Co.                           135,600           4,569,720
                                                                ----------------
                                                                      28,239,822
                                                                ----------------
PHARMACEUTICALS -- 1.9%
Taro Pharmaceutical
  Industries Limited+ *                               82,200           3,575,700
Valeant Pharmaceuticals
  International                                      271,900           5,438,000
                                                                ----------------
                                                                       9,013,700
                                                                ----------------
PREPACKAGED SOFTWARE -- 1.1%
Dendrite
  International, Inc.*                               284,910    $      5,293,628
                                                                ----------------
RESTAURANTS -- 1.0%
RARE Hospitality
  International, Inc.*                               190,331           4,739,242
                                                                ----------------
RETAIL -- 1.4%
Cabela's, Inc. Cl. A*                                  4,600             123,970
Coldwater Creek, Inc.*                               251,800           6,665,146
                                                                ----------------
                                                                       6,789,116
                                                                ----------------
TRANSPORTATION -- 5.3%
Heartland Express, Inc.                              358,890           9,819,230
Landstar System, Inc.*                               158,900           8,401,043
Robinson (C.H.)
  Worldwide, Inc.                                    141,800           6,500,112
                                                                ----------------
                                                                      24,720,385
                                                                ----------------

TOTAL EQUITIES
(COST $361,134,822)                                                  440,317,599
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 9.7%

CASH EQUIVALENTS -- 3.6%**
American
  AAdvantage Select
  Money Market Fund                                  456,381             456,381
Bank of America
  Bank Note
  1.500% 07/21/2004                         $        627,524             627,524
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                  570,476             570,476
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  148,324             148,324
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                  477,240             477,240
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                  456,381             456,381
BGIF Prime Money
  Market Fund                                        878,534             878,534

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                         $        285,238    $        285,238
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                   57,048              57,048
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                1,140,953           1,140,953
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                  912,762             912,762
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                  456,381             456,381
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                  415,878             415,878
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  342,286             342,286
Fannie Mae Discount Note
  1.131% 07/14/2004                                  171,143             171,143
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                  171,143             171,143
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  171,143             171,143
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                  798,667             798,667
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  228,191             228,191
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  171,143             171,143
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  285,238             285,238
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  285,568             285,568
General Electric
  Capital Corp.
  1.211% 07/22/2004                         $        170,568    $        170,568
General Electric
  Capital Corp.
  1.221% 07/23/2004                                   56,468              56,468
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  284,614             284,614
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                  285,238             285,238
HBOS Halifax Bank
  of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                  342,286             342,286
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  171,143             171,143
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                  912,762             912,762
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        412,352             412,352
Merrimac Cash Fund,
  Premium Class                                    1,825,525           1,825,525
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                  593,295             593,295
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  171,143             171,143
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                  570,476             570,476
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                  570,476             570,476
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  285,238             285,238
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                         $        171,143    $        171,143
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  285,238             285,238
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                  342,286             342,286
                                                                ----------------
                                                                      16,957,893
                                                                ----------------
REPURCHASE AGREEMENT -- 6.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               28,395,076          28,395,076
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   45,352,969
                                                                ----------------

TOTAL INVESTMENTS -- 103.5%
(COST $406,487,791)***                                               485,670,568

OTHER ASSETS/
(LIABILITIES) -- (3.5%)                                              (16,509,434)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    469,161,134
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $28,395,629. Collaterized by U.S. Government Agency obligations with rates of 4.000% - 4.625%, maturity dates of 08/25/2014 - 06/01/2019, and an aggregate market value, including accrued interest, of $29,814,830.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 98.3%

APPAREL, TEXTILES & SHOES -- 2.5%
Chico's FAS, Inc.* +                                  41,700    $      1,883,172
Coach, Inc.*                                          37,100           1,676,549
                                                                ----------------
                                                                       3,559,721
                                                                ----------------
AUTOMOTIVE & PARTS -- 2.1%
Autoliv, Inc.                                         43,500           1,835,700
Paccar, Inc.+                                         20,000           1,159,800
                                                                ----------------
                                                                       2,995,500
                                                                ----------------
BANKING, SAVINGS & LOANS -- 1.5%
Hudson City Bancorp, Inc.                             62,500           2,090,000
                                                                ----------------
BEVERAGES -- 1.5%
Constellation Brands, Inc.*                           57,000           2,116,410
                                                                ----------------
CHEMICALS -- 1.5%
Church & Dwight, Inc.                                 46,800           2,142,504
                                                                ----------------
COMMERCIAL SERVICES -- 1.4%
PerkinElmer, Inc.                                     99,000           1,983,960
                                                                ----------------
COMMUNICATIONS -- 4.8%
Avaya, Inc.*                                          89,400           1,411,626
L-3 Communications
  Holdings, Inc.                                      23,800           1,589,840
Research In Motion
  Limited*                                            34,700           2,374,868
XM Satellite Radio
  Holdings, Inc. Cl. A* +                             51,300           1,399,977
                                                                ----------------
                                                                       6,776,311
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Autodesk, Inc.                                        60,900           2,607,129
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 1.3%
Cognizant Technology
  Solutions Corp.*                                    71,200           1,809,192
                                                                ----------------
COMPUTERS & INFORMATION -- 4.8%
International Game
  Technology                                          87,200           3,365,920
Zebra Technologies
  Corp. Cl. A*                                        40,300           3,506,100
                                                                ----------------
                                                                       6,872,020
                                                                ----------------
COSMETICS & PERSONAL CARE -- 1.0%
Alberto-Culver Co.                                    27,900           1,398,906
                                                                ----------------
ELECTRIC UTILITIES -- 1.3%
Great Plains Energy, Inc.+                            61,100           1,814,670
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.7%
Arrow Electronics, Inc.*                              53,600    $      1,437,552
ATI Technologies, Inc.*                              133,000           2,508,380
Energizer Holdings, Inc.*                             52,900           2,380,500
Marvell Technology
  Group Limited* +                                   114,800           3,065,160
Rockwell Automation, Inc.                             78,600           2,948,286
                                                                ----------------
                                                                      12,339,878
                                                                ----------------
ENERGY -- 8.9%
Canadian Natural
  Resources Limited                                   90,200           2,696,980
Chesapeake Energy Corp.+                             120,100           1,767,872
Kerr-McGee Corp.                                      41,748           2,244,790
Sunoco, Inc.                                          43,000           2,735,660
XTO Energy, Inc.                                     105,000           3,127,950
                                                                ----------------
                                                                      12,573,252
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.1%
GTECH Holdings Corp.                                  35,000           1,620,850
                                                                ----------------
FOODS -- 3.9%
Hershey Foods Corp.                                   30,600           1,415,862
The J.M. Smucker Co.                                  43,400           1,992,494
McCormick & Co., Inc.                                 60,200           2,046,800
                                                                ----------------
                                                                       5,455,156
                                                                ----------------
HEALTHCARE -- 4.9%
Coventry Health Care, Inc.*                           38,700           1,892,430
DaVita, Inc.*                                         60,600           1,868,298
Idexx Laboratories, Inc.* +                           20,900           1,315,446
Renal Care Group, Inc.*                               58,500           1,938,105
                                                                ----------------
                                                                       7,014,279
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.4%
Hillenbrand Industries, Inc.                          31,800           1,922,310
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.5%
ITT Industries, Inc.                                  26,100           2,166,300
                                                                ----------------
INSURANCE -- 3.0%
Aetna, Inc.                                           30,900           2,626,500
Reinsurance Group of
  America, Inc.                                       40,700           1,654,455
                                                                ----------------
                                                                       4,280,955
                                                                ----------------
LODGING -- 4.0%
Mandalay Resort Group                                 34,300           2,354,352
Starwood Hotels & Resorts
  Worldwide, Inc.                                     34,000           1,524,900
Station Casinos, Inc.                                 37,200           1,800,480
                                                                ----------------
                                                                       5,679,732
                                                                ----------------
MACHINERY & COMPONENTS -- 2.6%
Graco, Inc.                                           70,700    $      2,195,235
Smith International, Inc.* +                          27,600           1,538,976
                                                                ----------------
                                                                       3,734,211
                                                                ----------------
MANUFACTURING -- 1.6%
Pentair, Inc.                                         68,500           2,304,340
                                                                ----------------
MEDICAL SUPPLIES -- 8.0%
Bard (C.R.), Inc.                                     25,700           1,455,905
Biomet, Inc.                                          69,500           3,088,580
Fisher
  Scientific International* +                         33,000           1,905,750
St. Jude Medical, Inc.*                               35,300           2,670,445
Varian Medical
  Systems, Inc.*                                      28,100           2,229,735
                                                                ----------------
                                                                      11,350,415
                                                                ----------------
METALS & MINING -- 1.7%
Cameco Corp.+                                         40,500           2,373,705
                                                                ----------------
PHARMACEUTICALS -- 3.1%
Eon Labs, Inc.*                                       53,000           2,169,290
Invitrogen Corp.* +                                   30,000           2,159,700
                                                                ----------------
                                                                       4,328,990
                                                                ----------------
PREPACKAGED SOFTWARE -- 7.5%
Adobe Systems, Inc.                                   69,400           3,227,100
Electronic Arts, Inc.*                                52,000           2,836,600
Red Hat, Inc.* +                                      47,700           1,095,669
Symantec Corp.*                                       25,900           1,133,902
Veritas Software Corp.*                               83,500           2,312,950
                                                                ----------------
                                                                      10,606,221
                                                                ----------------
RETAIL -- 4.2%
Borders Group, Inc.                                   53,200           1,247,008
Foot Locker, Inc.                                     75,900           1,847,406
Marvel Enterprises, Inc.* +                          143,450           2,800,144
                                                                ----------------
                                                                       5,894,558
                                                                ----------------
RETAIL - GROCERY -- 1.0%
Whole Foods Market, Inc.                              15,200           1,450,840
                                                                ----------------
TELEPHONE UTILITIES -- 4.5%
Nextel Partners, Inc. Cl. A*                         183,000           2,913,360
NII Holdings, Inc. Cl. B* +                           48,000           1,617,120
US Cellular Corp.*                                    47,000           1,811,850
                                                                ----------------
                                                                       6,342,330
                                                                ----------------
TRANSPORTATION -- 1.2%
Teekay Shipping Corp.+                                47,000           1,756,860
                                                                ----------------

TOTAL EQUITIES
(COST $118,212,364)                                                  139,361,505
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
SHORT-TERM INVESTMENTS -- 19.2%

CASH EQUIVALENTS -- 16.9%**
American AAdvantage
  Select Money
  Market Fund                                        644,292    $        644,292
Bank of America
  Bank Note
  1.500% 07/21/2004                         $        885,902             885,902
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                  805,365             805,365
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                  209,394             209,394
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                  673,740             673,740
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                  644,292             644,292
BGIF Prime Money
  Market Fund                                      1,240,263           1,240,263
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  402,683             402,683
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                   80,537              80,537
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                1,610,732           1,610,732
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                1,288,586           1,288,586
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  644,293             644,293
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                  587,112             587,112
Fannie Mae Discount Note
  0.960% 07/01/2004                                  483,220             483,220
Fannie Mae Discount Note
  1.131% 07/14/2004                                  241,610             241,610
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  241,610             241,610
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  241,610             241,610
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                1,127,512           1,127,512
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                         $        322,146    $        322,146
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                  241,610             241,610
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  402,683             402,683
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  403,149             403,149
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  240,798             240,798
General Electric
  Capital Corp.
  1.221% 07/23/2004                                   79,718              79,718
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  401,802             401,802
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        402,683             402,683
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  483,220             483,220
HBOS Halifax
  Bank of Scotland
 Eurodollar Time Deposit
  1.300% 09/03/2004                                  241,610             241,610
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                1,288,586           1,288,586
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        582,135             582,135
Merrimac Cash Fund,
  Premium Class                                    2,577,171           2,577,171
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                  837,581             837,581
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                  241,610             241,610
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                  805,366             805,366
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                  805,366             805,366
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                         $        402,683    $        402,683
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                  241,610             241,610
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  402,683             402,683
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  483,220             483,220
                                                                ----------------
                                                                      23,940,183
                                                                ----------------
REPURCHASE AGREEMENT -- 2.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                3,360,841           3,360,841
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   27,301,024
                                                                ----------------

TOTAL INVESTMENTS -- 117.5%
(COST $145,513,388)***                                               166,662,529

OTHER ASSETS/
(LIABILITIES) -- (17.5%)                                             (24,862,917)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    141,799,612
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $3,360,906. Collateralized by U.S. Government Agency obligation with a rate of 4.685%, maturity date of 02/01/2032, and an aggregate market value, including accrued interest, of $3,528,883.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 95.8%

ADVERTISING -- 1.5%
Catalina
  Marketing Corp.* +                                 171,000    $      3,127,590
Getty Images, Inc.*                                   19,400           1,164,000
Harte-Hanks, Inc.                                      4,100             100,081
Lamar Advertising Co.* +                              35,400           1,534,590
Monster
  Worldwide, Inc.* +                                 141,900           3,649,668
Omnicom Group, Inc.+                                   1,900             144,191
WPP Group
  PLC Sponsored
  ADR (United Kingdom)                                 7,500             384,225
                                                                ----------------
                                                                      10,104,345
                                                                ----------------
AEROSPACE & DEFENSE -- 2.2%
Alliant
  Techsystems, Inc.* +                               108,000           6,840,720
Embraer - Empresa
  Brasileira de
  Aeronautica SA
  Sponsored
  ADR (Brazil)                                         5,300             151,527
Rockwell Collins, Inc.                               229,900           7,660,268
                                                                ----------------
                                                                      14,652,515
                                                                ----------------
AGRIBUSINESS -- 0.0%
Delta & Pine Land Co.                                  3,900              85,605

AIR TRANSPORTATION -- 0.6%
JetBlue Airways Corp.* +                             119,000           3,496,220
SkyWest, Inc.+                                         5,900             102,719
Southwest Airlines Co.                                 5,600              93,912
                                                                ----------------
                                                                       3,692,851
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.7%
Coach, Inc.*                                           3,500             158,165
Ross Stores, Inc.                                    171,700           4,594,692
                                                                ----------------
                                                                       4,752,857
                                                                ----------------
AUTOMOTIVE & PARTS -- 0.8%
Harley-Davidson, Inc.                                  1,700             105,298
Oshkosh Truck Corp.                                   86,000           4,928,660
Winnebago
  Industries, Inc.                                     3,800             141,664
                                                                ----------------
                                                                       5,175,622
                                                                ----------------
BANKING, SAVINGS & LOANS -- 0.8%
City National Corp.                                    1,500              98,550
First Horizon
  National Corp.                                       2,200             100,034
Investors Financial
  Services Corp.                                      64,500           2,810,910
Mellon Financial Corp.                                13,700    $        401,821
North Fork
  Bancorporation, Inc.+                                4,000             152,200
Northern Trust Corp.                                  11,700             494,676
Silicon
  Valley Bancshares*                                  35,800           1,419,470
Synovus Financial Corp.                                6,000             151,920
UCBH Holdings, Inc.                                    2,600             102,752
                                                                ----------------
                                                                       5,732,333
                                                                ----------------
BEVERAGES -- 0.8%
Cott Corp.*                                          164,400           5,326,560
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 2 8%
Cablevision
  Systems Corp. Cl. A*                               133,000           2,613,450
Citadel
  Broadcasting Corp.* +                              347,400           5,061,618
Cox Radio, Inc. Cl. A*                               145,700           2,532,266
Cumulus
  Media, Inc. Cl. A*                                   6,200             104,222
Dow Jones & Co., Inc.                                  3,200             144,320
Entercom
  Communications Corp.*                               53,100           1,980,630
InterActive Corp.* +                                  48,000           1,446,720
The McGraw-Hill
  Companies, Inc.                                      2,000             153,140
Meredith Corp.                                         5,700             313,272
New York Times
  Co. Cl. A                                            6,200             277,202
Radio One, Inc. Cl. D*                                 9,400             150,494
Regent
  Communications, Inc.*                               17,200             106,468
Salem Communications
  Corp. Cl. A*                                         4,900             132,937
Scholastic Corp.*                                     99,000           2,965,050
The Scripps (E.W.) Co.                                 2,600             273,000
Spanish Broadcasting
  System, Inc. Cl. A*                                 10,200              94,962
Univision
  Communications,
  Inc. Cl. A*                                          9,200             293,756
Washington Post
  Co. Cl. B                                              200             186,002
Westwood One, Inc.*                                    6,900             164,220
                                                                ----------------
                                                                      18,993,729
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.8%
Kinetic Concepts, Inc.*                              109,000           5,439,100
                                                                ----------------
CHEMICALS -- 1.1%
Engelhard Corp.                                        3,100    $        100,161
Potash Corp.
  of Saskatchewan+                                    69,000           6,686,100
Praxair, Inc.                                          3,900             155,649
Symyx
  Technologies, Inc.*                                  3,900              94,068
The Valspar Corp.                                      2,900             146,276
                                                                ----------------
                                                                       7,182,254
                                                                ----------------
COMMERCIAL SERVICES -- 8.2%
Apollo Group,
  Inc. Cl. A* +                                       36,200           3,196,098
ARAMARK Corp. Cl. B                                    5,000             143,800
BearingPoint, Inc.*                                  254,000           2,252,980
Block (H&R), Inc.                                      2,000              95,360
Career Education Corp.*                                3,300             150,348
Certegy, Inc.                                        194,300           7,538,840
Cintas Corp.                                           7,600             362,292
Corinthian
  Colleges, Inc.*                                      3,600              89,064
The Corporate Executive
  Board Co.+                                           3,500             202,265
Decode
  Genetics, Inc.* +                                   11,500              97,750
DeVry, Inc.*                                           3,500              95,970
Diversa Corp.*                                        10,500             106,365
Dun & Bradstreet Corp.*                                3,500             188,685
Ecolab, Inc.+                                          4,700             148,990
Education
  Management Corp.*                                  133,600           4,390,096
Equifax, Inc.                                          4,800             118,800
Global Payments, Inc.+                                54,800           2,467,096
Hewitt Associates,
  Inc. Cl. A*                                        163,400           4,493,500
Iron Mountain, Inc.*                                 126,100           6,085,586
ITT Educational
  Services, Inc.*                                      3,700             140,674
Manpower, Inc.                                       150,000           7,615,500
Moody's Corp.                                          7,600             491,416
Neurocrine
  Biosciences, Inc.*                                  46,900           2,431,765
Paychex, Inc.                                          4,100             138,908
QIAGEN NV*                                             8,800             106,568
Quest Diagnostics, Inc.                                2,800             237,860
Robert Half
  International, Inc.                                198,700           5,915,299
Stericycle, Inc.*                                      1,900              98,306
Universal Technical
  Institute, Inc.*                                     2,100              83,958
University of
  Phoenix Online*                                      4,500             394,155

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Viad Corp.                                           212,800    $      5,747,728
Watson Wyatt & Co.
  Holdings                                             3,500              93,275
                                                                ----------------
                                                                      55,719,297
                                                                ----------------
COMMUNICATIONS -- 4.4%
American Tower
  Corp. Cl. A* +                                       9,800             148,960
Crown Castle
  International Corp.*                               316,500           4,668,375
Harris Corp.+                                        144,000           7,308,000
Juniper Networks, Inc.*                              130,400           3,203,928
Network
  Appliance, Inc.* +                                   7,500             161,475
Nextel Communications,
  Inc. Cl. A*                                         89,000           2,372,740
Plantronics, Inc.*                                     2,500             105,250
Research In Motion
  Limited* +                                          75,100           5,139,844
Rogers Communications,
  Inc. Cl. B+                                        185,000           3,354,050
XM Satellite Radio
  Holdings, Inc. Cl. A* +                            134,000           3,656,860
                                                                ----------------
                                                                      30,119,482
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Cadence Design
  Systems, Inc.* +                                   276,200           4,040,806
F5 Networks, Inc.*                                     6,300             166,824
FileNET Corp.*                                         3,000              94,710
Jack Henry &
  Associates, Inc.+                                  109,700           2,204,970
Mercury Computer
  Systems, Inc.*                                       4,300             106,640
National
  Instruments Corp.+                                   3,500             107,275
Synopsys, Inc.*                                        6,600             187,638
Websense, Inc.*                                        3,000             111,690
                                                                ----------------
                                                                       7,020,553
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 2.7%
CACI International,
  Inc. Cl. A*                                         50,000           2,022,000
Ceridian Corp.* +                                    257,000           5,782,500
Cognizant Technology
  Solutions Corp.* +                                  12,200             310,002
Mercury
  Interactive Corp.* +                                75,900           3,782,097
VeriSign, Inc.*                                      330,400           6,574,960
                                                                ----------------
                                                                      18,471,559
                                                                ----------------
COMPUTER RELATED SERVICES -- 0.4%
Checkfree Corp.* +                                    63,000           1,890,000
CNET Networks, Inc.* +                                77,000             852,390
                                                                ----------------
                                                                       2,742,390
                                                                ----------------
COMPUTERS & INFORMATION -- 2.9%
CDW Corp.                                             73,500    $      4,686,360
Cognos, Inc.*                                         35,300           1,276,448
Comverse
  Technology, Inc.*                                  101,000           2,013,940
Diebold, Inc.                                         93,100           4,922,197
Emulex Corp.*                                          6,200              88,722
International
  Game Technology                                      9,500             366,700
Jabil Circuit, Inc.*                                 110,800           2,789,944
Lexmark
  International, Inc.*                                37,200           3,590,916
Symbol
  Technologies, Inc.                                   6,600              97,284
Zebra Technologies
  Corp. Cl. A*                                         1,900             165,300
                                                                ----------------
                                                                      19,997,811
                                                                ----------------
CONTAINERS -- 0.0%
Sealed Air Corp.*                                      3,600             191,772
                                                                ----------------
COSMETICS & PERSONAL CARE -- 0.0%
Estee Lauder Companies,
  Inc. Cl. A                                           2,200             107,316
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.9%
Affiliated Computer
  Services, Inc. Cl. A*                                2,800             148,232
Factset Research
  Systems, Inc.+                                       3,000             141,810
Fiserv, Inc.*                                        116,000           4,511,240
IMS Health, Inc.                                      10,900             255,496
Kronos, Inc.*                                          2,300              94,760
SEI Investments Co.                                    3,600             104,544
WebMD Corp.*                                          53,000             493,960
                                                                ----------------
                                                                       5,750,042
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.7%
Agere Systems,
  Inc. Cl. A*                                        299,000             687,700
Agere Systems,
  Inc. Cl. B*                                        531,100           1,141,865
Altera Corp.*                                         21,300             473,286
AMIS Holdings, Inc.*                                 158,200           2,676,744
Analog Devices, Inc.                                   2,300             108,284
ASML Holding NV*                                       6,200             106,082
Broadcom Corp. Cl. A*                                  7,800             364,806
Cymer, Inc.*                                           3,000             112,320
FLIR Systems, Inc.* +                                 70,800           3,886,920
Garmin Limited+                                       89,000           3,296,560
Gentex Corp.                                           3,300             130,944
Integrated Circuit
  Systems, Inc.*                                     124,200           3,373,272
Intersil Corp. Cl. A                                 219,700           4,758,702
JDS Uniphase Corp.*                                   76,300             289,177
Kla-Tencor Corp.* +                                    3,200             158,016
Linear Technology Corp.                               10,400    $        410,488
Littelfuse, Inc.*                                      2,300              97,543
Marvell Technology
  Group Limited* +                                     4,200             112,140
Maxim Integrated
  Products, Inc.                                       5,500             288,310
Microchip
  Technology, Inc.                                   181,700           5,730,818
Microsemi Corp.*                                       7,800             110,838
Molex, Inc. Cl. A                                      5,100             139,128
National
  Semiconductor Corp.* +                              11,900             261,681
Novellus Systems, Inc.*                              103,800           3,263,472
Power Integrations, Inc.*                              4,000              99,600
Qlogic Corp.*                                        107,800           2,866,402
Semtech Corp.*                                       131,700           3,100,218
Silicon
  Laboratories, Inc.* +                                1,900              88,065
Xilinx, Inc.                                          11,900             396,389
                                                                ----------------
                                                                      38,529,770
                                                                ----------------
ENERGY -- 5.6%
Apache Corp.                                           4,300             187,265
BJ Services Co.*                                     208,400           9,553,056
Devon Energy Corp.                                     3,600             237,600
Diamond Offshore
  Drilling, Inc.+                                    196,800           4,689,744
EOG Resources, Inc.                                  107,000           6,388,970
Murphy Oil Corp.                                      96,000           7,075,200
Weatherford
  International Limited*                               3,200             143,936
Western Gas
  Resources, Inc.                                    138,000           4,482,240
XTO Energy, Inc.                                     187,500           5,585,625
                                                                ----------------
                                                                      38,343,636
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.1%
Alliance Gaming Corp.*                                 6,300             108,108
Brunswick Corp.                                      171,500           6,997,200
Multimedia
  Games, Inc.* +                                       3,600              96,552
Shuffle Master, Inc.* +                                5,700             206,967
                                                                ----------------
                                                                       7,408,827
                                                                ----------------
FINANCIAL SERVICES -- 3.6%
AG Edwards, Inc.                                       2,700              91,881
Ameritrade
  Holding Corp.*                                     282,300           3,204,105
AMVESCAP
  PLC Sponsored
  ADR (United Kingdom)+                                7,000              97,300
Boston Private Financial
  Holdings, Inc.                                       4,300              99,588
CapitalSource, Inc.* +                               167,000           4,083,150
East West Bancorp, Inc.                                3,200              98,240

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Eaton Vance Corp.                                    115,500    $      4,413,255
Federated Investors,
  Inc. Cl. B                                          72,700           2,205,718
Franklin Resources, Inc.                               9,900             495,792
Janus Capital Group, Inc.                              6,100             100,589
LaBranche & Co., Inc.+                                10,800              90,936
Legg Mason, Inc.+                                     46,400           4,222,864
Raymond James
  Financial, Inc.                                      3,400              89,930
The Schwab
  (Charles) Corp.                                     25,800             247,938
Waddell & Reed
  Financial, Inc. Cl. A                              236,200           5,222,382
                                                                ----------------
                                                                      24,763,668
                                                                ----------------
FOODS -- 0.1%
Hershey Foods Corp.                                    5,200             240,604
McCormick & Co., Inc.                                  3,000             102,000
Starbucks Corp.*                                       3,100             134,788
Tootsie Roll
  Industries, Inc.                                     2,700              87,750
Wrigley (Wm.) Jr. Co.                                  2,400             151,320
                                                                ----------------
                                                                         716,462
                                                                ----------------
HEALTHCARE -- 4.3%
Caremark Rx, Inc.*                                    10,400             342,576
Community Health
  Systems, Inc.*                                      72,000           1,927,440
Coventry
  Health Care, Inc.*                                  60,600           2,963,340
DaVita, Inc.*                                         82,450           2,541,933
Express Scripts, Inc.*                                 4,800             380,304
Health Management
  Associates, Inc. Cl. A+                            261,400           5,860,588
Human Genome
  Sciences, Inc.*                                    126,800           1,474,684
Laboratory Corp. of
  America Holdings* +                                152,800           6,066,160
Lincare Holdings, Inc.* +                              5,000             164,300
Manor Care, Inc.                                     210,100           6,866,068
Patterson Dental Co.*                                  1,900             145,331
Renal Care Group, Inc.*                                4,550             150,742
Wellpoint Health
  Networks, Inc.*                                      1,700             190,417
                                                                ----------------
                                                                      29,073,883
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Centex Corp.                                           4,900             224,175
HNI Corp.                                              3,500             148,155
KB Home+                                               1,500             102,945
Lennar Corp.+                                          6,600             295,152
Pulte Homes, Inc.                                      2,800             145,684
Toll Brothers, Inc.* +                                 5,400             228,528
                                                                ----------------
                                                                       1,144,639
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.1%
The Clorox Co.                                         1,900    $        102,182
Corning, Inc.*                                        31,500             411,390
Jarden Corp.*                                          2,800             100,772
Trex Company, Inc.* +                                  2,300              86,825
                                                                ----------------
                                                                         701,169
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.7%
Danaher Corp.                                        104,100           5,397,585
ITT Industries, Inc.                                  75,000           6,225,000
                                                                ----------------
                                                                      11,622,585
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 1.5%
ChoicePoint, Inc.*                                   223,500          10,205,010
Sina Corp.* +                                          5,400             178,146
                                                                ----------------
                                                                      10,383,156
                                                                ----------------
INSURANCE -- 3.8%
Ambac Financial
  Group, Inc.                                          2,600             190,944
Anthem, Inc.* +                                        7,700             689,612
Arch Capital Group
  Limited*                                             2,500              99,700
Assurant, Inc.                                       106,000           2,796,280
Axis Capital Holdings
  Limited                                             86,000           2,408,000
Brown & Brown, Inc.+                                   3,400             146,540
Gallagher
  (Arthur J.) & Co.                                    4,500             137,025
Genworth Financial,
  Inc. Cl. A* +                                      112,000           2,570,400
Markel Corp.*                                            400             111,000
MBIA, Inc.                                             1,800             102,816
MGIC Investment Corp.+                                 2,300             174,478
Principal Financial
  Group, Inc.                                        117,000           4,069,260
Protective Life Corp.                                 86,000           3,325,620
Radian Group, Inc.                                    73,100           3,501,490
RenaissanceRe Holdings
  Limited                                              2,900             156,455
Triad Guaranty, Inc.*                                  1,800             104,760
WellChoice, Inc.*                                      8,100             335,340
Willis Group Holdings
  Limited                                            135,500           5,074,475
                                                                ----------------
                                                                      25,994,195
                                                                ----------------
INTERNET SOFTWARE -- 0.0%
MatrixOne, Inc.*                                      13,900              96,049
                                                                ----------------
LODGING -- 0.9%
Fairmont Hotels &
  Resorts, Inc.                                      193,000           5,201,350
Hilton Hotels Corp.                                    5,500             102,630
Marriott International,
  Inc. Cl. A                                           8,400             418,992
Station Casinos, Inc.                                  7,000             338,800
Wynn Resorts Limited* +                                2,700    $        104,301
                                                                ----------------
                                                                       6,166,073
                                                                ----------------
MACHINERY & COMPONENTS -- 3.8%
Baker Hughes, Inc.+                                    9,400             353,910
Cooper Cameron Corp.*                                100,400           4,889,480
Dover Corp.                                            2,300              96,830
FMC Technologies, Inc.*                              148,000           4,262,400
IDEX Corp.                                             3,250             111,638
Kaydon Corp.                                           3,200              98,976
Pall Corp.+                                            4,100             107,379
Roper Industries, Inc.                               124,800           7,101,120
Smith
  International, Inc.* +                             154,800           8,631,648
                                                                ----------------
                                                                      25,653,381
                                                                ----------------
MANUFACTURING -- 0.8%
American Standard
  Companies, Inc.*                                   129,000           5,199,990
Avery Dennison Corp.                                   1,700             108,817
Lam Research Corp.*                                    6,200             166,160
Millipore Corp.*                                       2,800             157,836
                                                                ----------------
                                                                       5,632,803
                                                                ----------------
MEDICAL SUPPLIES -- 1.6%
Allergan, Inc.                                         2,200             196,944
Applied Biosystems
  Group-Applera Corp.                                  6,400             139,200
ArthoCare Corp.*                                       3,800             110,504
Bard (C.R.), Inc.                                      2,600             147,290
Bausch & Lomb, Inc.                                    1,700             110,619
Beckman Coulter, Inc.                                  2,500             152,500
Becton, Dickinson & Co.                                2,400             124,320
Biomet, Inc.                                           7,800             346,632
Cooper Cos., Inc.+                                     1,900             120,023
Cuno, Inc.*                                            1,900             101,365
Dentsply
  International, Inc.                                  4,400             229,240
Edwards
  Lifesciences Corp.*                                 95,100           3,314,235
Integra LifeSciences
  Holdings Corp.*                                      3,400             119,918
Mettler-Toledo
  International, Inc.*                                 1,900              93,366
Resmed, Inc.*                                          1,800              91,728
Respironics, Inc.* +                                   1,800             105,750
Smith & Nephew PLC
  ADR (United Kingdom)                                 2,800             154,756
St. Jude Medical, Inc.*                                2,000             151,300
Stryker Corp.                                          3,500             192,500
Sybron Dental
  Specialties, Inc.*                                   3,800             113,430
Techne Corp.*                                          3,500             152,075
Varian Medical
  Systems, Inc.*                                       3,400             269,790

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Waters Corp.*                                         78,400    $      3,745,952
Wright Medical
  Group, Inc.*                                         2,700              96,120
Zimmer Holdings, Inc.*                                 3,000             264,600
                                                                ----------------
                                                                      10,644,157
                                                                ----------------
METALS & MINING -- 1.9%
International Steel
  Group, Inc.*                                        77,000           2,290,750
Newmont Mining Corp.                                 104,000           4,031,040
Nucor Corp.+                                          86,000           6,601,360
                                                                ----------------
                                                                      12,923,150
                                                                ----------------
PHARMACEUTICALS -- 11.3%
Abgenix, Inc.*                                       115,200           1,350,144
Alkermes, Inc.* +                                    112,000           1,523,200
AmerisourceBergen Corp.                               92,700           5,541,606
Amylin
  Pharmaceuticals, Inc.*                              78,600           1,792,080
Andrx Corp.*                                         125,000           3,491,250
Atherogenics, Inc.*                                    4,900              93,247
Barr Pharmaceuticals*                                 69,000           2,325,300
Biogen Idec, Inc.*                                     2,600             164,450
Celgene Corp.*                                        36,500           2,089,990
Cephalon, Inc.* +                                     80,700           4,357,800
Charles River
  Laboratories
  International, Inc.*                                 2,300             112,401
Chiron Corp.* +                                        2,400             107,136
Genzyme Corp.* +                                       3,400             160,922
Gilead Sciences, Inc.*                                89,400           5,989,800
Henry Schein, Inc.*                                    3,000             189,420
ICOS Corp.* +                                         51,000           1,521,840
ImClone Systems, Inc.* +                              52,000           4,461,080
Invitrogen Corp.*                                     50,400           3,628,296
IVAX Corp.*                                          227,000           5,445,730
Martek
  Biosciences Corp.*                                   1,600              89,872
McKesson Corp.                                         2,900              99,557
Medco Health
  Solutions, Inc.*                                     9,400             352,500
The Medicines Co.*                                     3,700             112,887
Medicis Pharmaceutical
  Corp. Cl. A+                                         2,300              91,885
Medimmune, Inc.*                                     360,100           8,426,340
Millennium
  Pharmaceuticals, Inc.*                               7,300             100,740
Nektar Therapeutics*                                   5,500             109,780
Omnicare, Inc.+                                      274,100          11,734,221
Onyx
  Pharmaceuticals, Inc.* +                             2,400             101,664
Protein Design
  Labs, Inc.* +                                       82,200           1,572,486
Sepracor, Inc.* +                                     16,400             867,560
Sigma-Aldrich Corp.                                    1,800             107,298
Taro Pharmaceutical
  Industries Limited* +                               72,600    $      3,158,100
Valeant Pharmaceuticals
  International                                       85,000           1,700,000
Vertex
  Pharmaceuticals, Inc.*                             140,800           1,526,272
Watson
  Pharmaceutical, Inc.* +                             95,000           2,555,500
                                                                ----------------
                                                                      77,052,354
                                                                ----------------
PREPACKAGED SOFTWARE -- 5.0%
Adobe Systems, Inc.                                  107,100           4,980,150
BMC Software, Inc.*                                   11,200             207,200
Check Point Software
  Technologies Limited*                                3,900             105,261
Citrix Systems, Inc.*                                 67,300           1,370,228
DST Systems, Inc.* +                                 160,300           7,708,827
Electronic Arts, Inc.* +                              10,000             545,500
Fair Isaac Corp.                                      74,300           2,480,134
Internet Security
  Systems, Inc.*                                       5,600              85,904
Intuit, Inc.*                                         91,100           3,514,638
NetIQ Corp.*                                           7,500              99,000
Network Associates, Inc.*                            354,300           6,423,459
Peoplesoft, Inc.*                                      4,700              86,950
Red Hat, Inc.* +                                     127,400           2,926,378
Siebel Systems, Inc.*                                 13,800             147,384
SunGard Data
  Systems, Inc.*                                     104,300           2,711,800
Symantec Corp.*                                       11,500             503,470
Veritas Software Corp.*                                8,800             243,760
                                                                ----------------
                                                                      34,140,043
                                                                ----------------
REAL ESTATE -- 0.0%
Jones Lang Lasalle, Inc.*                              3,500              94,850
                                                                ----------------
RESTAURANTS -- 0.9%
The Cheesecake Factory*                               98,400           3,915,336
Outback Steakhouse, Inc.                               2,400              99,264
P.F. Chang's China
  Bistro, Inc.* +                                     52,000           2,139,800
Ruby Tuesday, Inc.                                     3,000              82,350
                                                                ----------------
                                                                       6,236,750
                                                                ----------------
RETAIL -- 5.2%
99 Cents Only Stores* +                                5,900              89,975
AutoZone, Inc.* +                                      1,600             128,160
Bed Bath & Beyond, Inc.*                               5,000             192,250
Best Buy Co., Inc.                                    95,000           4,820,300
Big Lots, Inc.*                                        6,600              95,436
CVS Corp.                                              2,400             100,848
Dollar General Corp.                                  18,000             352,080
Dollar Tree Stores, Inc.*                            140,100           3,842,943
Family Dollar
  Stores, Inc.+                                      201,600           6,132,672
Fred's, Inc.                                           4,300    $         94,987
Men's Wearhouse, Inc.*                                 3,900             102,921
MSC Industrial
  Direct Co. Cl. A+                                   22,000             722,480
O'Reilly
  Automotive, Inc.* +                                 87,200           3,941,440
Petsmart, Inc.+                                      219,000           7,106,550
Shoppers Drug Mart
  Corp. (CAD)*                                        54,000           1,345,217
Shoppers Drug Mart
  Corp. (USD)*                                        23,000             547,170
Staples, Inc.                                         17,500             512,925
Tiffany & Co.                                          4,600             169,510
TJX Companies, Inc.                                   20,400             492,456
Williams-Sonoma, Inc.* +                             128,700           4,241,952
                                                                ----------------
                                                                      35,032,272
                                                                ----------------
RETAIL - GROCERY -- 1.0%
Whole Foods
  Market, Inc.+                                       70,000           6,681,500
                                                                ----------------
TELEPHONE UTILITIES -- 1.8%
Nextel Partners,
  Inc. Cl. A* +                                      255,800           4,072,336
Rogers Wireless
  Communications, Inc.*                                3,600              97,380
Triton PCS Holdings,
  Inc. Cl. A*                                         64,000             279,040
Western Wireless
  Corp. Cl. A*                                       271,500           7,849,065
                                                                ----------------
                                                                      12,297,821
                                                                ----------------
TOYS, GAMES -- 0.0%
Mattel, Inc.                                           5,400              98,550
                                                                ----------------
TRANSPORTATION -- 1.3%
Expeditors International
  of Washington, Inc.                                 84,100           4,155,381
Landstar System, Inc.*                                 2,900             153,323
Polaris Industries, Inc.                               2,000              96,000
Robinson (C.H.)
  Worldwide, Inc.                                     88,800           4,070,592
Royal Caribbean Cruises
  Limited+                                             5,100             221,391
Thor Industries, Inc.+                                 4,600             153,916
UTI Worldwide, Inc.                                    2,000             105,380
                                                                ----------------
                                                                       8,955,983
                                                                ----------------
TRAVEL -- 0.0%
Sabre Holdings Corp.                                   3,500              96,985
                                                                ----------------

TOTAL EQUITIES
(COST $534,299,134)                                                  651,742,704
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MUTUAL FUND -- 0.3%

FINANCIAL SERVICES
Government Reserve
  Investment Fund                                  1,821,567    $      1,821,566
                                                                ----------------

TOTAL MUTUAL FUND
(COST $1,821,567)                                                      1,821,566
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $536,120,701)                                                  653,564,270
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 17.5%

CASH EQUIVALENTS -- 13.6%**
American AAdvantage
  Select Money
  Market Fund                                      2,493,408           2,493,408
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      3,428,437           3,428,437
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                3,116,760           3,116,760
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  810,358             810,358
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                2,607,371           2,607,371
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                2,493,408           2,493,408
BGIF Prime Money
  Market Fund                                      4,799,811           4,799,811
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                1,558,380           1,558,380
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  311,676             311,676
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                6,233,521           6,233,521
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                         $      4,986,817    $      4,986,817
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                2,493,408           2,493,408
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                2,272,118           2,272,118
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                1,870,056           1,870,056
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  935,028             935,028
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  935,028             935,028
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  935,028             935,028
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                4,363,465           4,363,465
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,246,704           1,246,704
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  935,028             935,028
General Electric
  Capital Corp.
  1.201% 07/19/2004                                1,558,380           1,558,380
General Electric
  Capital Corp.
  1.211% 07/21/2004                                1,560,183           1,560,183
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  931,886             931,886
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  308,507             308,507
General Electric
  Capital Corp.
  1.231% 07/26/2004                                1,554,973           1,554,973
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                1,558,380           1,558,380
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                         $      1,870,056    $      1,870,056
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  935,028             935,028
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                4,986,817           4,986,817
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      2,252,857           2,252,857
Merrimac Cash Fund,
  Premium Class                                    9,973,633           9,973,633
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                3,241,431           3,241,431
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  935,028             935,028
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                3,116,761           3,116,761
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                3,116,761           3,116,761
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                1,558,380           1,558,380
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  935,028             935,028
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,558,380           1,558,380
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                1,870,056           1,870,056
                                                                ----------------
                                                                      92,648,335
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
REPURCHASE AGREEMENT -- 3.9%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $     26,554,180    $     26,554,180
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  119,202,515
                                                                ----------------

TOTAL INVESTMENTS -- 113.6%
(COST $655,323,216)***                                               772,766,785

OTHER ASSETS/
(LIABILITIES) -- (13.6%)                                             (92,607,708)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    680,159,077
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $26,554,697. Collateralized by U.S. Government Agency obligations with rates of 3.065% - 5.231%, maturity dates of 07/01/2032 - 04/01/2035, and an aggregate market value, including accrued interest, of $27,881,890

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 93.6%

ADVERTISING -- 1.9%
Catalina
  Marketing Corp.* +                                  93,700    $      1,713,773
DoubleClick, Inc.*                                   124,300             965,811
                                                                ----------------
Getty Images, Inc.* +                                110,150           6,609,000
                                                                ----------------
                                                                       9,288,584
                                                                ----------------
AEROSPACE & DEFENSE -- 0.2%
Triumph Group, Inc.*                                  32,200           1,028,146
                                                                ----------------
AIR TRANSPORTATION -- 0.6%
Forward Air Corp.*                                     9,930             371,382
Gol Linhas Aereas
  Inteligentes SA
  ADR (Brazil)*                                        9,380             159,460
Northwest Airlines Corp.* +                          222,300           2,471,976
                                                                ----------------
                                                                       3,002,818
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 0.6%
K-Swiss, Inc. Cl. A                                    2,000              40,420
Quiksilver, Inc.*                                    113,470           2,701,721
                                                                ----------------
                                                                       2,742,141
                                                                ----------------
AUTOMOTIVE & PARTS -- 1.1%
LKQ Corp.*                                           147,339           2,730,192
Visteon Corp.+                                       229,300           2,675,931
                                                                ----------------
                                                                       5,406,123
                                                                ----------------
BANKING, SAVINGS & LOANS -- 5.3%
Advanta Corp. Cl. B                                  120,800           2,768,736
Amcore Financial, Inc.                                80,400           2,424,864
Bank of Hawaii Corp.                                  42,600           1,926,372
City National Corp.                                   42,200           2,772,540
Financial Federal Corp.*                             135,350           4,772,441
Hancock Holding Co.                                   76,500           2,223,090
Providian Financial Corp.*                           206,500           3,029,355
Southwest Bancorp. of
  Texas, Inc.                                         97,500           4,301,700
Westcorp                                              38,000           1,727,100
                                                                ----------------
                                                                      25,946,198
                                                                ----------------
BEVERAGES -- 0.9%
Peet's Coffee & Tea, Inc.*                             8,230             205,668
The Robert Mondavi Corp.*                            110,250           4,081,455
                                                                ----------------
                                                                       4,287,123
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 1 1%
Gray Television, Inc.                                 14,170             196,821
Journal Communications,
  Inc. Cl. A+                                         27,250             513,117
Lin TV Corp. Cl. A*                                   86,780           1,839,736
Playboy Enterprises,
  Inc. Cl. B*                                        166,700    $      1,935,387
TiVo, Inc.* +                                        160,830           1,140,285
                                                                ----------------
                                                                       5,625,346
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Eagle Materials, Inc.                                  3,760             267,035
                                                                ----------------
CHEMICALS -- 1.3%
Cytec Industries, Inc.                                57,900           2,631,555
IMC Global, Inc.                                     130,400           1,747,360
Minerals Technologies, Inc.                           33,200           1,925,600
                                                                ----------------
                                                                       6,304,515
                                                                ----------------
COMMERCIAL SERVICES -- 9.7%
ADVO, Inc.                                            69,250           2,279,710
The Corporate Executive
  Board Co.+                                         124,580           7,199,478
DiamondCluster
  International, Inc. Cl. A*                          16,590             144,167
Exelixis, Inc.*                                      225,620           2,276,506
Fluor Corp.                                           52,200           2,488,374
Gevity HR, Inc.                                       11,660             305,375
Harris Interactive, Inc.*                            133,100             894,432
Incyte Corp.* +                                      242,600           1,853,464
ITT Educational
  Services, Inc.*                                    196,200           7,459,524
Jackson Hewitt Tax
  Service, Inc.*                                      13,220             231,350
Maximus, Inc.*                                       136,800           4,850,928
MemberWorks, Inc.* +                                 128,700           3,812,094
MPS Group, Inc.*                                      24,730             299,728
Navigant Consulting, Inc.*                            11,140             238,842
Netease.com, Inc.
  Sponsored ADR
  (China)* +                                          83,650           3,456,418
Overland Storage, Inc.*                                1,870              24,852
Service Corp. International*                          41,070             302,686
Sotheby's Holdings,
  Inc. Cl. A*                                         15,960             254,722
Stericycle, Inc.*                                    119,280           6,171,547
University of Phoenix Online*                          2,180             190,946
Washington Group
  International, Inc.*                                76,860           2,758,505
                                                                ----------------
                                                                      47,493,648
                                                                ----------------
COMMUNICATIONS -- 1.9%
American Tower Corp. Cl. A*                           18,670             283,784
Crown Castle
  International Corp.*                                16,870             248,832
Harmonic, Inc.*                                      208,160           1,773,523
McData Corp. Cl. A*                                  157,400             846,812
NMS
  Communications Corp.*                               19,130    $        141,179
Openwave
  Systems, Inc.*                                     132,700           1,685,290
Plantronics, Inc.*                                     4,660             196,186
Polycom, Inc.*                                        10,410             233,288
Remec, Inc.*                                         146,400             925,248
Sirius Satellite Radio, Inc.*                         45,700             140,756
Tekelec*                                              77,580           1,409,629
Westell Technologies,
  Inc. Cl. A*                                        302,200           1,541,220
                                                                ----------------
                                                                       9,425,747
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Avid Technology, Inc.*                               108,450           5,918,116
IDX Systems Corp.*                                    71,800           2,289,702
SafeNet, Inc.*                                         3,800             105,184
Sapient Corp.*                                        47,440             285,114
                                                                ----------------
                                                                       8,598,116
                                                                ----------------
COMPUTER RELATED SERVICES -- 4.5%
Acxiom Corp.                                         189,580           4,707,271
Checkfree Corp.* +                                   361,349          10,840,470
Ingram Micro, Inc. Cl. A*                            135,100           1,954,897
Manhattan Associates, Inc.*                           35,100           1,083,888
Sierra Wireless*                                       3,730             138,122
Sohu.com, Inc.* +                                    167,950           3,338,846
                                                                ----------------
                                                                      22,063,494
                                                                ----------------
COMPUTERS & INFORMATION -- 0.3%
Maxtor Corp.* +                                      220,400           1,461,252
Scientific Games
  Corp. Cl. A*                                        12,620             241,547
                                                                ----------------
                                                                       1,702,799
                                                                ----------------
CONTAINERS -- 0.5%
Pactiv Corp.*                                        102,300           2,551,362
                                                                ----------------
COSMETICS & PERSONAL CARE -- 1.4%
Alberto-Culver Co.                                    94,650           4,745,751
Nu Skin Enterprises,
  Inc. Cl. A                                          88,600           2,243,352
                                                                ----------------
                                                                       6,989,103
                                                                ----------------
DATA PROCESSING & PREPARATION -- 1.3%
The BISYS Group, Inc.*                                   520               7,311
CSG Systems
  International, Inc.*                                 5,050             104,535
Factset Research
  Systems, Inc.+                                     137,350           6,492,534
                                                                ----------------
                                                                       6,604,380
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 9.1%
Aeroflex, Inc.*                                       32,790    $        469,881
Agere Systems, Inc. Cl. A* +                         525,000           1,207,500
Cognex Corp.                                           8,350             321,308
Credence Systems Corp.*                              152,700           2,107,260
Cree, Inc.* +                                        278,250           6,477,660
ESCO Technologies, Inc.*                               3,360             179,290
FuelCell Energy, Inc.* +                             167,510           1,956,517
Gentex Corp.+                                        185,440           7,358,259
Graftech International
  Limited*                                            19,290             201,773
Leadis Technology, Inc.* +                            42,500             569,925
MEMC Electronic
  Materials, Inc.*                                    41,790             412,885
Moog, Inc. Cl. A*                                     75,690           2,808,856
ON Semiconductor Corp.*                              549,580           2,758,892
Pixelworks, Inc.*                                      7,240             110,917
SBS Technologies, Inc.*                               23,380             375,717
Sigmatel, Inc.*                                      207,988           6,044,131
Teledyne
  Technologies, Inc.*                                108,400           2,170,168
Visx, Inc.*                                          335,200           8,956,544
                                                                ----------------
                                                                      44,487,483
                                                                ----------------
ENERGY -- 4.2%
Arch Coal, Inc.                                        7,210             263,814
Cabot Oil & Gas
  Corp. Cl. A                                          6,480             274,104
CAL Dive
  International, Inc.*                                35,500           1,076,360
Grey Wolf, Inc.*                                     595,400           2,524,496
Key Energy Services, Inc.*                             8,490              80,146
Newfield Exploration Co.*                            124,050           6,914,547
Patina Oil & Gas Corp.                                 8,570             255,986
Peabody Energy Corp.                                  49,100           2,749,109
Premcor, Inc.*                                        44,900           1,683,750
TETRA Technologies, Inc.*                             84,250           2,262,113
UGI Corp.                                             67,000           2,150,700
Whiting Petroleum Corp.*                               9,240             232,386
                                                                ----------------
                                                                      20,467,511
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.4%
AMC Entertainment, Inc.*                             163,600           2,514,532
Callaway Golf Co.+                                   129,000           1,462,860
Churchill Downs, Inc.                                 47,700           1,941,390
Life Time Fitness, Inc.*                               3,900              81,900
World Wrestling
  Entertainment, Inc.                                 76,000             969,000
                                                                ----------------
                                                                       6,969,682
                                                                ----------------
FINANCIAL SERVICES -- 3.5%
Affiliated Managers
  Group, Inc.* +                                      41,439           2,087,282
The Chicago
Mercantile Exchange+                                  60,008    $      8,663,355
IndyMac Bancorp, Inc.                                 71,160           2,248,656
Investment Technology
  Group, Inc.* +                                     156,800           2,005,472
Ventas, Inc.                                          97,100           2,267,285
                                                                ----------------
                                                                      17,272,050
                                                                ----------------
FOODS -- 1.9%
American Italian
  Pasta Co. Cl. A+                                   148,500           4,526,280
Panera Bread Co. Cl. A* +                             88,050           3,159,234
Wild Oats Markets, Inc.*                             125,800           1,770,006
                                                                ----------------
                                                                       9,455,520
                                                                ----------------
HEALTHCARE -- 9.9%
Accredo Health, Inc.*                                  2,430              94,649
Allscripts Healthcare
  Solutions, Inc.*                                   285,547           2,238,688
American
  Healthways, Inc.* +                                404,950          10,779,769
AmSurg Corp.*                                        321,500           8,079,295
Covance, Inc.*                                         7,970             307,483
Genesis HealthCare Corp.*                            101,660           2,952,206
Human Genome
  Sciences, Inc.*                                    184,800           2,149,224
Humana, Inc.*                                        157,000           2,653,300
Manor Care, Inc.                                      84,300           2,754,924
Matria Healthcare, Inc.* +                            61,900           1,551,833
Odyssey Healthcare, Inc.* +                          450,750           8,483,115
Province Healthcare Co.*                             129,900           2,227,785
Psychiatric Solutions, Inc.*                           3,310              82,518
Symbion, Inc.*                                         8,990             156,965
Triad Hospitals, Inc.*                                99,800           3,715,554
                                                                ----------------
                                                                      48,227,308
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.6%
Fossil, Inc.*                                        219,600           5,984,100
Furniture Brands
  International, Inc.+                                62,450           1,564,373
Helen of Troy Limited*                                 2,400              88,488
Standard-Pacific Corp.                                 4,610             227,273
                                                                ----------------
                                                                       7,864,234
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.5%
Ferro Corp.                                           88,400           2,358,512

INFORMATION RETRIEVAL SERVICES -- 1.2%
Agile Software Corp.*                                167,850           1,468,688
Ask Jeeves, Inc.*                                      4,080             159,242
CoStar Group, Inc.*                                   23,000           1,056,390
Sina Corp.* +                                         90,200           2,975,698
                                                                ----------------
                                                                       5,660,018
                                                                ----------------
INSURANCE -- 1.1%
American Equity Investment
  Life Holding Co.                                    20,240    $        201,388
Arch Capital Group
  Limited*                                             6,770             269,988
HealthExtras, Inc.*                                   10,240             169,677
Platinum Underwriters
  Holdings Limited                                     6,840             208,141
Reinsurance Group of
  America, Inc.                                       50,600           2,056,890
USI Holdings Corp.* +                                151,670           2,396,386
                                                                ----------------
                                                                       5,302,470
                                                                ----------------
INTERNET SOFTWARE -- 0.4%
webMethods, Inc.*                                    240,600           2,061,942
                                                                ----------------
LODGING -- 1.9%
Aztar Corp.*                                          84,200           2,357,600
Vail Resorts, Inc.*                                  368,300           7,056,628
                                                                ----------------
                                                                       9,414,228
                                                                ----------------
MACHINERY & COMPONENTS -- 1.9%
Agco Corp.*                                          120,700           2,458,659
Kennametal, Inc.+                                     46,800           2,143,440
Techtronic Industries
  Co. Sponsored
  ADR (Hong Kong)+                                   362,200           2,890,718
Ultratech, Inc.*                                      95,900           1,561,252
                                                                ----------------
                                                                       9,054,069
                                                                ----------------
MEDICAL SUPPLIES -- 2.9%
Abaxis, Inc.*                                          6,780             128,684
Arrow International, Inc.                             82,800           2,477,376
CONMED Corp.*                                         53,000           1,452,200
CTI Molecular
  Imaging, Inc.*                                     129,400           1,834,892
DJ Orthopedics, Inc.*                                  8,780             201,940
Kensey Nash Corp.* +                                  63,500           2,190,750
Orthofix International NV*                             3,380             144,427
PSS World Medical, Inc.*                             158,200           1,771,840
Resmed, Inc.*                                         68,700           3,500,952
Respironics, Inc.*                                     3,890             228,538
Zoll Medical Corp.*                                    4,560             159,965
                                                                ----------------
                                                                      14,091,564
                                                                ----------------
METALS & MINING -- 0.6%
Precision Castparts Corp.                             50,000           2,734,500
                                                                ----------------
PHARMACEUTICALS -- 2.2%
Abgenix, Inc.* +                                      82,350             965,142
Alkermes, Inc.*                                       13,940             189,584
Angiotech
  Pharmaceuticals, Inc.*                             102,680           2,069,002
Atherogenics, Inc.*                                    7,790             148,244
EPIX Medical, Inc.*                                  127,250           2,684,975
The Medicines Co.* +                                  56,700           1,729,917
NPS Pharmaceuticals, Inc.*                             3,790              79,590

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Omnicare, Inc.                                        57,780    $      2,473,562
Salix Pharmaceuticals
  Limited*                                             3,200             105,440
Telik, Inc.*                                           4,250             101,448
                                                                ----------------
                                                                      10,546,904
                                                                ----------------
PREPACKAGED SOFTWARE -- 7.1%
Cerner Corp.* +                                      159,900           7,128,342
Dendrite
  International, Inc.*                               543,200          10,092,656
Embarcadero
  Technologies, Inc.*                                 12,250             151,410
EPIQ Systems, Inc.* +                                145,129           2,104,371
Hyperion Solutions Corp.*                             51,000           2,229,720
Informatica Corp.*                                   151,700           1,157,471
Kintera, Inc.* +                                      49,047             511,560
Network Associates, Inc.*                              2,160              39,161
RADVision Limited*                                    73,300             908,920
Red Hat, Inc.* +                                     215,600           4,952,332
SkillSoft PLC Sponsored
  ADR (Ireland)*                                         880               6,688
SonicWALL, Inc.*                                      23,600             202,960
Take-Two Interactive
  Software, Inc.* +                                  159,610           4,890,450
THQ, Inc.*                                            10,210             233,809
Tumbleweed
  Communications Corp.*                               12,010              51,163
Verint Systems, Inc.*                                  7,670             262,467
                                                                ----------------
                                                                      34,923,480
                                                                ----------------
RESTAURANTS -- 0.9%
Krispy Kreme
  Doughnuts, Inc.* +                                 110,450           2,108,491
Landry's Restaurants, Inc.                             4,530             135,402
RARE Hospitality
  International, Inc.*                                83,670           2,083,383
                                                                ----------------
                                                                       4,327,276
                                                                ----------------
RETAIL -- 2.3%
A.C. Moore Arts &
  Crafts, Inc.*                                        8,720             239,887
Borders Group, Inc.                                   83,700           1,961,928
Foot Locker, Inc.                                    167,800           4,084,252
Insight Enterprises, Inc.*                            11,090             196,958
Kenneth Cole Productions,
  Inc. Cl. A                                           7,090             242,974
Linens `N Things, Inc.*                                5,800             169,998
O'Reilly
  Automotive, Inc.* +                                100,610           4,547,572
                                                                ----------------
                                                                      11,443,569
                                                                ----------------
TELEPHONE UTILITIES -- 1.3%
Dobson Communications
  Corp. Cl. A*                                       526,100           1,715,086
General Communication,
  Inc. Cl. A*                                        216,400           1,718,216
Nextel Partners, Inc. Cl. A*                         159,700    $      2,542,424
Rural Cellular Corp. Cl. A* +                         47,500             421,325
                                                                ----------------
                                                                       6,397,051
                                                                ----------------
TRANSPORTATION -- 3.2%
Arkansas Best Corp.                                    8,540             281,137
CNF, Inc.                                             64,700           2,688,932
J.B. Hunt Transport
  Services, Inc.+                                    201,050           7,756,509
Kansas City Southern*                                284,650           4,412,075
Sirva, Inc.*                                          14,100             324,300
Yellow Roadway Corp.*                                  6,630             264,272
                                                                ----------------
                                                                      15,727,225
                                                                ----------------

TOTAL EQUITIES
(COST $377,625,155)                                                  458,113,274
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 30.9%

CASH EQUIVALENTS -- 24.4%**
American AAdvantage
  Select Money
  Market Fund                                      3,218,689           3,218,689
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      4,425,702           4,425,702
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                4,023,362           4,023,362
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                1,046,075           1,046,075
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                3,365,802           3,365,802
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                3,218,692           3,218,692
BGIF Prime
  Money Market Fund                                6,195,983           6,195,983
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                2,011,683           2,011,683
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  402,337             402,337
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                         $      8,046,731    $      8,046,731
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                6,437,385           6,437,385
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                3,218,692           3,218,692
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                2,933,033           2,933,033
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                2,414,020           2,414,020
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                1,207,010           1,207,010
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                1,207,010           1,207,010
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                1,207,010           1,207,010
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                5,632,711           5,632,711
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,609,346           1,609,346
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                1,207,010           1,207,010
General
  Electric Capital Corp.
  1.201% 07/19/2004                                2,011,683           2,011,683
General
  Electric Capital Corp.
  1.211% 07/21/2004                                2,014,010           2,014,010
General
  Electric Capital Corp.
  1.211% 07/22/2004                                1,202,953           1,202,953
General
  Electric Capital Corp.
  1.221% 07/23/2004                                  398,247             398,247

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
General
  Electric Capital Corp.
  1.231% 07/26/2004                         $      2,007,284    $      2,007,284
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                2,011,683           2,011,683
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                2,414,020           2,414,020
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                1,207,010           1,207,010
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                6,437,385           6,437,385
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      2,908,169           2,908,169
Merrimac Cash Fund,
  Premium Class                                   12,874,769          12,874,769
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                4,184,300           4,184,300
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                1,207,010           1,207,010
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                4,023,365           4,023,365
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                4,023,365           4,023,365
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                2,011,683           2,011,683
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                1,207,010           1,207,010
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                2,011,683           2,011,683
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                         $      2,414,020    $      2,414,020
                                                                ----------------
                                                                     119,597,932
                                                                ----------------
REPURCHASE AGREEMENT -- 6.5%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               31,733,600          31,733,600
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  151,331,532
                                                                ----------------

TOTAL INVESTMENTS -- 124.5%
(COST $528,956,687)***                                               609,444,806

OTHER ASSETS/
(LIABILITIES) -- (24.5%)                                            (120,005,345)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    489,439,461
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $31,734,217. Collaterized by U.S. Government Agency obligations with rates of 1.839% - 4.108%, maturity dates of 11/15/2032 - 04/01/2033, and an aggregate market value, including accrued interest, of $33,320,280.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 98.7%

ADVERTISING -- 2.4%
Aquantive, Inc.*                                     123,200    $      1,217,216
DoubleClick, Inc.*                                   266,900           2,073,813
Jupitermedia Corp.*                                   15,800             223,728
Modem Media, Inc.*                                   168,000             883,680
                                                                ----------------
                                                                       4,398,437
                                                                ----------------
AEROSPACE & DEFENSE -- 0.6%
MTC Technologies, Inc.*                               42,800           1,105,096
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 2.9%
Christopher & Banks Corp.                             52,500             929,775
Hot Topic, Inc.*                                      88,600           1,815,414
Phillips-Van Heusen Corp.                             51,800             997,150
Quiksilver, Inc.*                                     69,300           1,650,033
                                                                ----------------
                                                                       5,392,372
                                                                ----------------
BANKING, SAVINGS & LOANS -- 4.8%
Cascade Bancorp                                       23,375             431,970
Columbia Bancorp                                      33,900             990,558
Commercial Capital
  Bancorp, Inc.*                                     164,596           2,859,033
Encore Capital
  Group, Inc.*                                        33,400             441,214
Euronet Worldwide, Inc.*                              10,600             245,178
ITLA Capital Corp.*                                   11,700             474,669
Silicon Valley Bancshares*                            34,600           1,371,890
Sterling Financial Corp.*                             12,021             383,109
United PanAm
  Financial Corp.*                                    31,700             540,485
W Holding Co., Inc.                                   70,700           1,213,919
                                                                ----------------
                                                                       8,952,025
                                                                ----------------
BEVERAGES -- 0.6%
Hansen Natural Corp.* +                               45,800           1,160,114
                                                                ----------------
CHEMICALS -- 1.6%
Cabot
  Microelectronics Corp.* +                           56,400           1,726,404
Symyx Technologies, Inc.*                             48,400           1,167,408
                                                                ----------------
                                                                       2,893,812
                                                                ----------------
COMMERCIAL SERVICES -- 4.2%
eResearch
  Technology, Inc.*                                   34,200             957,600
Exact Sciences Corp.*                                 20,800             127,920
Gevity HR, Inc.+                                      56,000           1,466,640
Kosan Biosciences, Inc.*                              27,700             218,830
Labor Ready, Inc.*                                    38,300             593,650
Laureate Education, Inc.*                             12,700             485,648
Lionbridge
  Technologies, Inc.*                                 62,700             479,655
Navigant Consulting, Inc.*                            19,300    $        413,792
Opsware, Inc.* +                                     165,800           1,313,136
Princeton Review, Inc.*                               58,700             444,359
Strayer Education, Inc.                               10,900           1,216,113
                                                                ----------------
                                                                       7,717,343
                                                                ----------------
COMMUNICATIONS -- 4.1%
Harmonic, Inc.*                                       40,800             347,616
Polycom, Inc.*                                       156,200           3,500,442
Remec, Inc.*                                         155,200             980,864
Telular Corp.*                                       100,700             724,033
Verso Technologies, Inc.*                            820,300           1,435,525
Westell Technologies,
  Inc. Cl. A*                                        140,000             714,000
                                                                ----------------
                                                                       7,702,480
                                                                ----------------
COMPUTER & DATA PROCESSING SERVICES -- 1 3%
Anteon International Corp.*                            7,600             247,912
Digimarc Corp.*                                      165,100           2,204,085
                                                                ----------------
                                                                       2,451,997
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 4.3%
Digital Insight Corp.* +                              67,400           1,397,202
F5 Networks, Inc.*                                    79,500           2,105,160
Inforte Corp.*                                        83,500             843,266
Jack Henry &
  Associates, Inc.                                    61,200           1,230,120
Mentor Graphics Corp.*                                18,600             287,742
RadiSys Corp.* +                                      40,100             744,657
Sapient Corp.*                                       177,700           1,067,977
Websense, Inc.*                                        8,400             312,732
                                                                ----------------
                                                                       7,988,856
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 0.6%
Cognizant Technology
  Solutions Corp.* +                                  42,100           1,069,761
                                                                ----------------
COMPUTER RELATED SERVICES -- 2.9%
Corillian Corp.*                                     223,089           1,124,369
Identix, Inc.*                                        69,600             519,912
LivePerson, Inc.*                                     62,700             188,727
Navarre Corp.* +                                     109,200           1,571,388
Secure Computing Corp.*                              162,500           1,893,125
                                                                ----------------
                                                                       5,297,521
                                                                ----------------
COMPUTERS & INFORMATION -- 3.4%
Danka Business
  Systems PLC
  ADR (United Kingdom)*                              209,400             946,488
Immersion Corp.*                                     191,000             911,070
Komag, Inc.* +                                        50,300             702,691
Network Engines, Inc.*                               270,000             734,400
Scientific Games
  Corp. Cl. A*                                        60,700    $      1,161,798
Sigma Designs, Inc.* +                               142,000           1,133,160
Western Digital Corp.*                                73,500             636,510
                                                                ----------------
                                                                       6,226,117
                                                                ----------------
DATA PROCESSING & PREPARATION -- 0.9%
HomeStore, Inc.*                                     282,500           1,127,175
Internap Network
  Services Corp.*                                    213,100             257,851
The TriZetto Group, Inc.*                             40,500             271,350
                                                                ----------------
                                                                       1,656,376
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 19 3%
Active Power, Inc.*                                   40,800             130,152
Artesyn Technologies, Inc.*                           10,600              95,400
August Technology Corp.*                              45,600             571,824
Ceva, Inc.* +                                        109,300             864,563
ChipPAC, Inc.*                                        92,200             578,094
Cognex Corp.                                          27,300           1,050,504
Credence Systems Corp.* +                            229,200           3,162,960
Cymer, Inc.* +                                        24,800             928,512
Dupont Photomasks, Inc.* +                            25,900             526,547
Electric City Corp.*                                 320,700             606,123
FSI International, Inc.*                             150,400           1,174,624
Genesis Microchip, Inc.*                             109,800           1,511,946
Integrated Circuit
  Systems, Inc.*                                      11,700             317,772
Ixia*                                                131,450           1,293,468
Lattice
  Semiconductor Corp.*                               477,600           3,347,976
Micrel, Inc.*                                        113,000           1,372,950
Mykrolis Corp.*                                       70,400           1,226,368
NAM TAI Electronics, Inc.+                            47,500           1,022,200
Nanometrics, Inc.* +                                  60,100             683,938
OmniVision
  Technologies, Inc.* +                               65,000           1,036,750
On Track
  Innovations Limited* +                             146,100           1,344,120
Pixelworks, Inc.* +                                  271,800           4,163,976
PLX Technology, Inc.*                                 47,400             818,124
Rudolph
  Technologies, Inc.* +                               45,200             822,188
Silicon Image, Inc.*                                 105,700           1,387,841
Skyworks Solutions, Inc.*                            110,100             961,173
Spatialight, Inc.* +                                 376,100           2,275,405
Trident
  Microsystems, Inc.*                                  5,100              57,171
Triquint
  Semiconductor, Inc.* +                             184,000           1,004,640
Ultra Clean Holdings*                                 63,400             462,820

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Universal Display Corp.* +                            14,900    $        160,026
YDI Wireless, Inc.*                                  163,300             938,975
                                                                ----------------
                                                                      35,899,130
                                                                ----------------
ENERGY -- 1.5%
CARBO Ceramics, Inc.                                  11,000             750,750
Headwaters, Inc.*                                     34,600             897,178
Range Resources Corp.                                  8,400             122,640
Ultra Petroleum Corp.*                                25,600             955,648
                                                                ----------------
                                                                       2,726,216
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.9%
Alliance Gaming Corp.*                                56,800             974,688
Lions Gate
  Entertainment Corp.*                               167,700           1,170,546
Macrovision Corp.* +                                  56,900           1,424,207
                                                                ----------------
                                                                       3,569,441
                                                                ----------------
FINANCIAL SERVICES -- 4.1%
Apollo Investment Corp.*                              10,900             150,093
BankAtlantic Bancorp,
  Inc. Cl. A                                          36,000             664,200
E Trade Financial Corp.*                             267,200           2,979,280
East West Bancorp, Inc.                                9,500             291,650
Friedman Billings Ramsey
  Group, Inc. Cl. A                                   68,500           1,355,615
Greenhill & Co., Inc.*                                 8,600             179,826
Piper Jaffray Cos.*                                    3,600             162,828
Redwood Trust, Inc.+                                  24,500           1,364,160
Saxon Capital, Inc.*                                  22,200             506,826
                                                                ----------------
                                                                       7,654,478
                                                                ----------------
FOODS -- 0.9%
Panera Bread Co. Cl. A* +                             23,100             828,828
United Natural Foods, Inc.*                           26,300             760,333
                                                                ----------------
                                                                       1,589,161
                                                                ----------------
HEALTHCARE -- 1.7%
Alliance Imaging, Inc.*                               55,700             254,549
Covance, Inc.*                                        31,400           1,211,412
LifePoint Hospitals, Inc.*                             7,700             286,594
Odyssey Healthcare, Inc.*                              9,800             184,436
Orthodontic Centers of
  America, Inc.* +                                    34,300             280,917
Psychiatric Solutions, Inc.*                          39,300             979,749
                                                                ----------------
                                                                       3,197,657
                                                                ----------------
HEAVY MACHINERY -- 0.7%
China Yuchai International
  Limited+                                            60,500           1,102,310
Electroglas, Inc.* +                                  26,100             139,635
                                                                ----------------
                                                                       1,241,945
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.2%
Brookfield Homes Corp.                                30,400    $        796,176
Emerson Radio Corp.*                                 149,800             468,874
Meritage Corp.*                                       13,100             901,280
                                                                ----------------
                                                                       2,166,330
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.3%
LJ International, Inc.* +                            144,900             536,130
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 1.0%
Ask Jeeves, Inc.* +                                   45,500           1,775,865
NIC, Inc.*                                            12,800              91,776
                                                                ----------------
                                                                       1,867,641
                                                                ----------------
INSURANCE -- 1.1%
Infinity Property &
  Casualty Corp.                                      53,200           1,755,600
Selective Insurance Group                              7,600             303,088
                                                                ----------------
                                                                       2,058,688
                                                                ----------------
INTERNET SOFTWARE -- 0.5%
webMethods, Inc.*                                     99,000             848,430
                                                                ----------------
MACHINERY & COMPONENTS -- 2.5%
Axcelis Technologies, Inc.*                          117,100           1,456,724
Brooks Automation, Inc.*                             101,000           2,035,150
Kulicke & Soffa
  Industries, Inc.*                                  103,000           1,128,880
                                                                ----------------
                                                                       4,620,754
                                                                ----------------
MEDICAL SUPPLIES -- 3.8%
ADE Corp.*                                            44,500             961,645
Advanced Medical
  Optics, Inc.*                                       22,100             940,797
Align Technology, Inc.*                               17,800             338,200
Bioject Medical
  Technologies, Inc.*                                 44,500              84,995
CTI Molecular
  Imaging, Inc.*                                      34,800             493,464
FEI Co.* +                                            89,000           2,127,990
Microtek Medical
  Holdings, Inc.*                                    177,900             910,848
PSS World Medical, Inc.*                              10,200             114,240
Technology Research Corp.                             36,800             454,112
Zoll Medical Corp.*                                   18,300             641,964
                                                                ----------------
                                                                       7,068,255
                                                                ----------------
METALS & MINING -- 1.8%
Century Aluminum Co.*                                 56,300           1,395,677
Massey Energy Co.                                     34,400             970,424
Minco Mining &
  Metals Corp.*                                      254,000             271,780
Steel Dynamics, Inc.*                                 26,200             750,106
                                                                ----------------
                                                                       3,387,987
                                                                ----------------
PHARMACEUTICALS -- 12.1%
Alkermes, Inc.* +                                     45,200    $        614,720
Arqule, Inc.*                                         15,300              80,631
AVI BioPharma, Inc.*                                   9,300              22,692
Bradley
  Pharmaceuticals, Inc.* +                            44,400           1,238,760
Calypte Biomedical Corp.*                          1,670,000           1,035,400
Cell Genesys, Inc.*                                  146,700           1,524,213
Columbia
  Laboratories, Inc.*                                 39,000             134,940
Corixa Corp.* +                                      134,500             628,115
Cubist
  Pharmaceuticals, Inc.* +                           144,900           1,608,390
Dendreon Corp.* +                                    116,000           1,421,000
Eon Labs, Inc.*                                       24,400             998,692
Genta, Inc.*                                         172,400             431,000
Isis
  Pharmaceuticals, Inc.* +                           160,000             918,400
La Jolla
  Pharmaceutical Co.*                                163,300             396,819
Medarex, Inc.* +                                     291,300           2,123,577
MGI Pharma, Inc.*                                     22,900             618,529
NPS Pharmaceuticals, Inc.*                            37,400             785,400
Nuvelo, Inc.*                                        156,100           1,501,682
OraSure Technologies, Inc.*                           43,700             425,201
Paradigm Genetics, Inc.*                             282,900             223,491
Protein Design Labs, Inc.* +                          47,000             899,110
Serologicals Corp.* +                                 55,500           1,109,445
Telik, Inc.*                                          37,200             887,964
Third Wave
  Technologies, Inc.*                                178,300             800,567
Transgenomic, Inc.*                                   73,600             100,832
United
  Therapeutics Corp.* +                               36,100             925,965
USANA Health
  Sciences, Inc.* +                                   28,200             876,456
Vasogen, Inc.*                                        17,100              82,935
Viropharma, Inc.*                                     35,700              63,903
                                                                ----------------
                                                                      22,478,829
                                                                ----------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.4%
Sonic Solutions, Inc.*                                38,200             811,750
                                                                ----------------
PREPACKAGED SOFTWARE -- 3.8%
Advent Software, Inc.*                                13,700             247,559
Blackboard, Inc.*                                      4,900              98,245
Motive, Inc.*                                         22,100             228,072
Onyx Software Corp.*                                  45,550             189,032
Open Solutions, Inc.*                                 32,100             801,858
Pinnacle Systems, Inc.* +                            243,200           1,738,880
RADVision Limited*                                    92,500           1,147,000
Roxio, Inc.* +                                        24,400             119,804
Tibco Software, Inc.*                                129,400           1,093,430
TradeStation Group, Inc.*                             67,100             482,449

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Transaction Systems
  Architects, Inc. Cl. A*                             40,800    $        878,424
                                                                ----------------
                                                                       7,024,753
                                                                ----------------
REAL ESTATE -- 0.9%
WCI Communities, Inc.* +                              78,100           1,742,411
                                                                ----------------
RESTAURANTS -- 0.4%
Chicago Pizza &
  Brewery, Inc.* +                                    17,900             272,259
Red Robin Gourmet
  Burgers, Inc.*                                      19,300             528,241
                                                                ----------------
                                                                         800,500
                                                                ----------------
RETAIL -- 1.5%
Cost Plus, Inc.*                                      26,200             850,190
Kenneth Cole Productions,
  Inc. Cl. A                                          34,600           1,185,742
Marvel Enterprises, Inc.* +                           38,250             746,640
                                                                ----------------
                                                                       2,782,572
                                                                ----------------
TELEPHONE UTILITIES -- 1.2%
Novatel Wireless, Inc.* +                             82,000           2,173,000

TRANSPORTATION -- 1.5%
OMI Corp.+                                           163,300           1,943,270
Yellow Roadway Corp.*                                 23,600             940,696
                                                                       2,883,966
                                                                ----------------

TOTAL EQUITIES
(COST $178,074,204)                                                  183,142,331
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 26.8%

CASH EQUIVALENTS -- 25.4%**
American AAdvantage
  Select Money
  Market Fund                                      1,268,316           1,268,316
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      1,743,935           1,743,935
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                1,585,395           1,585,395
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                  412,204             412,204
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                1,326,285           1,326,285
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                1,268,316           1,268,316
BGIF Prime Money
  Market Fund                                      2,441,509    $      2,441,509
BNP Paribas
  Eurodollar Time Deposit
         1.080% 07/29/2004                  $        792,698             792,698
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                  158,539             158,539
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                3,170,790           3,170,790
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                2,536,632           2,536,632
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                1,268,316           1,268,316
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                1,155,753           1,155,753
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  951,237             951,237
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  475,618             475,618
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  475,618             475,618
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  475,618             475,618
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                2,219,553           2,219,553
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  634,158             634,158
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                  475,618             475,618
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  792,698             792,698
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  793,615             793,615
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  474,020             474,020
General Electric
  Capital Corp.
  1.221% 07/23/2004                         $        156,928    $        156,928
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  790,964             790,964
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        792,698             792,698
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  951,237             951,237
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                  475,618             475,618
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                2,536,632           2,536,632
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,145,955           1,145,955
Merrimac Cash Fund,
  Premium Class                                    5,073,264           5,073,264
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,648,811           1,648,811
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                  475,618             475,618
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                1,585,395           1,585,395
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                1,585,395           1,585,395
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  792,698             792,698
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                  475,618             475,618
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  792,696             792,696
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  951,237             951,237
                                                                ----------------
                                                                      47,127,205
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
REPURCHASE AGREEMENT -- 1.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                         $      2,550,822    $      2,550,822
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   49,678,027
                                                                ----------------

TOTAL INVESTMENTS -- 125.5%
(COST $227,752,231)***                                               232,820,358

OTHER ASSETS/
(LIABILITIES) -- (25.5%)                                             (47,268,335)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    185,552,023
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $2,550,872. Collateralized by U.S. Government Agency Obligation with a rate of 4.375%, maturity date of 05/25/2015, and an aggregate market value, including accrued interest, of $2,678,363.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 93.5%

ADVERTISING -- 1.4%
Valueclick, Inc.*                                    159,500    $      1,910,810
                                                                ----------------
AEROSPACE & DEFENSE -- 0.2%
Engineered Support
  Systems, Inc.                                        5,500             321,805
                                                                ----------------
AIR TRANSPORTATION -- 1.2%
Airtran Holdings, Inc.*                               45,600             644,784
Forward Air Corp.*                                    26,400             987,360
Pinnacle Airlines Corp.*                                 200               2,260
                                                                ----------------
                                                                       1,634,404
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 5.2%
bebe stores, inc.* +                                  50,100           1,002,000
Deckers Outdoor Corp.* +                              37,600           1,108,824
Guess ?, Inc.*                                        56,400             908,040
Jos. A. Bank
  Clothiers, Inc.* +                                   6,500             204,035
Oxford Industries, Inc.                               31,350           1,365,606
Pacific Sunwear of
  California, Inc.* +                                 33,925             663,912
Urban Outfitters, Inc.*                               27,300           1,662,843
                                                                ----------------
                                                                       6,915,260
                                                                ----------------
BANKING, SAVINGS & LOANS -- 3.3%
Euronet Worldwide, Inc.*                              16,400             379,332
Nara Bancorp, Inc.                                    40,900             700,617
PrivateBancorp, Inc.+                                 32,000             878,720
Silicon Valley Bancshares*                            23,950             949,617
UCBH Holdings, Inc.+                                  17,700             699,504
Wintrust Financial Corp.                              16,650             840,991
                                                                ----------------
                                                                       4,448,781
                                                                ----------------
BEVERAGES -- 0.5%
Peet's Coffee & Tea, Inc.* +                          25,763             643,817
                                                                ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Merge Technologies, Inc.*                             31,800             465,234
                                                                ----------------
COMMERCIAL SERVICES -- 7.0%
Aaron Rents, Inc.                                     20,400             676,056
Bright Horizons Family
  Solutions, Inc.*                                    12,000             643,320
eResearch
  Technology, Inc.* +                                 51,412           1,439,536
Global Payments, Inc.+                                23,900           1,075,978
Heidrick & Struggles
  International, Inc.*                                12,100             359,128
Magellan Health
  Services, Inc.*                                      8,100             270,945
Marlin Business
  Services Corp.*                                     29,100    $        437,373
MPS Group, Inc.*                                     110,400           1,338,048
Navigant
  Consulting, Inc.* +                                 63,700           1,365,728
Netease.com,
  Inc. Sponsored
  ADR (China)* +                                      17,600             727,232
Pharmaceutical Product
  Development, Inc.*                                  23,450             745,006
Universal Technical
  Institute, Inc.*                                     8,700             347,826
                                                                ----------------
                                                                       9,426,176
                                                                ----------------
COMMUNICATIONS -- 3.3%
Alvarion Limited* +                                   46,150             612,872
Andrew Corp.* +                                       52,500           1,050,525
AudioCodes Limited* +                                 58,950             706,221
Ditech
  Communications Corp.*                               55,350           1,291,869
Mindspeed
  Technologies, Inc.*                                 88,300             437,968
PowerDsine Limited* +                                  8,050              97,324
Research In Motion
  Limited*                                             4,100             280,604
                                                                ----------------
                                                                       4,477,383
                                                                ----------------
COMPUTER & DATA PROCESSING SERVICES -- 0.3%
Anteon
  International Corp.*                                10,950             357,189
                                                                ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Blue Coat Systems, Inc.*                              13,600             455,464
Mentor Graphics Corp.*                                59,150             915,050
                                                                ----------------
                                                                       1,370,514
                                                                ----------------
COMPUTER PROGRAMMING SERVICES -- 1.1%
Macromedia, Inc.*                                     29,550             725,452
Shanda Interactive
  Entertainment Limited
  ADR (Cayman Islands)*                               46,550             717,801
                                                                ----------------
                                                                       1,443,253
                                                                ----------------
COMPUTER RELATED SERVICES -- 3.1%
Checkfree Corp.* +                                    33,600           1,008,000
CNET Networks, Inc.* +                               139,950           1,549,246
NetFlix, Inc.* +                                      23,550             846,622
Sierra Wireless*                                      19,450             720,233
                                                                ----------------
                                                                       4,124,101
                                                                ----------------
COMPUTERS & INFORMATION -- 1.4%
M-Systems Flash Disk
  Pioneers Limited* +                                 46,000             685,860
PalmOne, Inc.* +                                       9,500    $        330,315
Scientific Games
  Corp. Cl. A*                                        46,650             892,881
                                                                ----------------
                                                                       1,909,056
                                                                ----------------
DATA PROCESSING & PREPARATION -- 1.3%
CyberSources Corp.*                                   25,550             213,598
Factset Research
  Systems, Inc.+                                      20,900             987,943
Intersections, Inc.*                                  24,000             575,760
                                                                ----------------
                                                                       1,777,301
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 11.2%
Aeroflex, Inc.*                                       29,400             421,302
Artisan Components, Inc.*                             13,700             353,460
August Technology Corp.*                              68,800             862,752
Ceradyne, Inc.* +                                     15,724             562,447
Credence Systems Corp.* +                             68,800             949,440
ESS Technology, Inc.*                                 37,100             397,341
FormFactor, Inc.*                                     66,100           1,483,945
Integrated Silicon
  Solution, Inc.*                                     39,600             483,516
Ixia*                                                 83,350             820,164
Littelfuse, Inc.*                                      9,400             398,654
O2Micro International
  Limited*                                            73,850           1,257,665
Photon Dynamics, Inc.* +                              29,500           1,034,565
Power Integrations, Inc.* +                           40,700           1,013,430
Rudolph
  Technologies, Inc.*                                  2,600              47,294
Semtech Corp.*                                        18,550             436,667
Sigmatel, Inc.*                                       58,250           1,692,745
SiRF Technology
  Holdings, Inc.*                                     31,650             413,665
Tessera Technologies, Inc.*                           61,600           1,110,032
Trident Microsystems, Inc.*                           40,200             450,642
Virage Logic Corp.*                                   83,750             762,125
                                                                ----------------
                                                                      14,951,851
                                                                ----------------
ENERGY -- 0.9%
CAL Dive
  International, Inc.*                                 9,800             297,136
Patina Oil & Gas Corp.                                10,300             307,661
Quicksilver
  Resources, Inc.* +                                   4,400             295,108
Unit Corp.*                                           10,200             320,790
                                                                ----------------
                                                                       1,220,695
                                                                ----------------
ENTERTAINMENT & LEISURE -- 1.1%
Multimedia
  Games, Inc.* +                                      16,950             454,599

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Penn National
  Gaming, Inc.*                                       30,850    $      1,024,220
                                                                ----------------
                                                                       1,478,819
                                                                ----------------
FINANCIAL SERVICES -- 3.2%
Accredited Home Lenders
  Holding Co.* +                                      21,250             598,188
Affiliated Managers
  Group, Inc.* +                                      14,050             707,699
Ameritrade Holding Corp.*                             15,900             180,465
Boston Private Financial
  Holdings, Inc.                                      68,000           1,574,880
First Cash Financial
  Services, Inc.*                                     46,300             985,264
New Century
  Financial Corp.+                                     4,700             220,054
                                                                ----------------
                                                                       4,266,550
                                                                ----------------
HEALTHCARE -- 3.3%
American
  Healthways, Inc.* +                                 51,700           1,376,254
Matria Healthcare, Inc.* +                            31,300             784,691
Sunrise Senior
  Living, Inc.* +                                     19,100             747,574
Symbion, Inc.*                                        41,500             724,590
United Surgical Partners
  International, Inc.*                                19,330             762,955
                                                                ----------------
                                                                       4,396,064
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Select Comfort Corp.*                                 13,900             394,760
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 4.2%
Ask Jeeves, Inc.* +                                   28,600           1,116,258
Autobytel, Inc.* +                                   102,100             927,068
CoStar Group, Inc.*                                   20,501             941,611
Infospace, Inc.*                                      49,250           1,873,470
Sina Corp.* +                                         21,800             719,182
                                                                ----------------
                                                                       5,577,589
                                                                ----------------
INSURANCE -- 2.5%
AMERIGROUP Corp.*                                     22,850           1,124,220
Centene Corp.*                                        20,800             801,840
HealthExtras, Inc.*                                   27,700             458,989
Infinity Property &
  Casualty Corp.                                      11,250             371,250
LabOne, Inc.*                                          4,800             152,544
ProAssurance Corp.* +                                 13,050             445,136
                                                                ----------------
                                                                       3,353,979
                                                                ----------------
INTERNET SOFTWARE -- 1.2%
Chordiant Software, Inc.*                            103,150             470,364
WebEx
  Communications, Inc.* +                             52,666           1,146,012
                                                                ----------------
                                                                       1,616,376
                                                                ----------------
LODGING -- 0.6%
Station Casinos, Inc.                                 16,400    $        793,760
                                                                ----------------
MACHINERY & COMPONENTS -- 1.5%
Axcelis Technologies, Inc.*                           59,650             742,046
Grant Prideco, Inc.*                                  66,450           1,226,667
                                                                ----------------
                                                                       1,968,713
                                                                ----------------
MEDICAL SUPPLIES -- 6.6%
Abaxis, Inc.*                                         20,000             379,600
Advanced Medical
  Optics, Inc.*                                       15,100             642,807
Advanced
  Neuromodulation
  Systems, Inc.*                                       3,900             127,920
Align Technology, Inc.*                               47,000             893,000
ArthoCare Corp.*                                       6,200             180,048
BEI Technologies, Inc.                                26,500             750,215
Closure Medical Corp.*                                33,350             837,419
Cytyc Corp.* +                                        44,550           1,130,234
Inamed Corp.*                                          8,800             553,080
Intuitive Surgical, Inc.*                             70,600           1,341,400
Inveresk Research
  Group, Inc.*                                        31,900             983,796
Orthovita, Inc.*                                      21,550             110,767
Possis Medical, Inc.*                                 11,600             396,140
Wright Medical
  Group, Inc.*                                        14,800             526,880
                                                                ----------------
                                                                       8,853,306
                                                                ----------------
METALS & MINING -- 1.1%
Maverick Tube Corp.*                                  24,400             640,744
Schnitzer Steel
  Industries, Inc. Cl. A                               8,650             293,754
Steel Dynamics, Inc.*                                 19,900             569,737
                                                                ----------------
                                                                       1,504,235
                                                                ----------------
PHARMACEUTICALS -- 11.4%
Able Laboratories, Inc.* +                            56,650           1,164,724
Alexion
  Pharmaceuticals, Inc.*                              66,750           1,241,550
Angiotech
  Pharmaceuticals, Inc.*                              52,200           1,051,830
Atherogenics, Inc.* +                                 29,795             566,999
Charles River Laboratories
  International, Inc.*                                13,400             654,858
Cypress Bioscience, Inc.*                             48,200             661,786
Digene Corp.*                                         16,850             615,531
Discovery
  Laboratories, Inc.* +                              112,750           1,081,273
Dyax Corp.*                                           35,500             417,125
EPIX Medical, Inc.*                                   27,150             572,865
Flamel Technologies
  Sponsored
  ADR (France)*                                        5,150             126,845
Impax Laboratories, Inc.*                              8,300    $        160,854
Inspire
  Pharmaceuticals, Inc.*                              60,000           1,003,200
The Medicines Co.* +                                  24,850             758,174
Myogen, Inc.*                                         35,700             277,032
Nabi Biopharmaceuticals*                              78,200           1,112,004
Nuvelo, Inc.*                                         69,250             666,185
QLT, Inc.* +                                          45,200             904,904
Regeneration
  Technologies, Inc.*                                 76,400             819,772
Rigel
  Pharmaceuticals, Inc.*                              45,200             642,292
Salix Pharmaceuticals
  Limited*                                            21,600             711,720
Taro Pharmaceutical
  Industries Limited* +                                  500              21,750
                                                                ----------------
                                                                      15,233,273
                                                                ----------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.6%
Sonic Solutions, Inc.* +                              35,300             750,125
                                                                ----------------
PREPACKAGED SOFTWARE -- 6.3%
Altiris, Inc.* +                                      54,708           1,510,488
Dendrite
  International, Inc.*                                73,900           1,373,062
Informatica Corp.*                                    52,250             398,668
Magma Design
  Automation, Inc.* +                                 84,350           1,622,051
Micromuse, Inc.*                                     113,050             756,305
MicroStrategy, Inc. Cl. A*                            25,000           1,067,500
Open Solutions, Inc.*                                 32,450             810,601
Quest Software, Inc.*                                 39,700             512,130
salesforce.com, inc.* +                                5,700              91,599
TradeStation Group, Inc.*                              6,200              44,578
Verint Systems, Inc.*                                  6,700             229,274
                                                                ----------------
                                                                       8,416,256
                                                                ----------------
RESTAURANTS -- 1.3%
P.F. Chang's China
  Bistro, Inc.* +                                     14,200             584,330
RARE Hospitality
  International, Inc.*                                47,750           1,188,975
                                                                ----------------
                                                                       1,773,305
                                                                ----------------
RETAIL -- 2.1%
Cabela's, Inc. Cl. A*                                  1,600              43,120
Design Within Reach, Inc.*                             3,850              63,256
Kenneth Cole
  Productions, Inc. Cl. A                             34,000           1,165,180
The Sports Authority, Inc.*                           14,450             518,755
Tractor Supply Co.*                                   25,100           1,049,682
                                                                ----------------
                                                                       2,839,993
                                                                ----------------
RETAIL - INTERNET -- 1.2%
Priceline.com, Inc.* +                                58,716           1,581,222
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
TELEPHONE UTILITIES -- 0.1%
Novatel Wireless, Inc.*                                6,500    $        172,250
                                                                ----------------
TOYS, GAMES -- 0.7%
K2, Inc.*                                             57,150             897,255
                                                                ----------------
TRANSPORTATION -- 1.5%
Hub Group, Inc. Cl. A*                                14,400             491,040
Old Dominion Freight
  Line, Inc.*                                          8,400             247,632
UTI Worldwide, Inc.                                   24,300           1,280,367
                                                                ----------------
                                                                       2,019,039
                                                                ----------------

TOTAL EQUITIES
(COST $118,614,087)                                                  125,284,499
                                                                ----------------
WARRANTS -- 0.1%

INFORMATION RETRIEVAL SERVICES
InterActive Corp.*                                     4,476             154,471
                                                                ----------------

TOTAL WARRANTS
(COST $32,545)                                                           154,471
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $118,646,632)                                                  125,438,970
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 29.8%

CASH EQUIVALENTS -- 25.5%**
American AAdvantage
  Select Money
  Market Fund                                        919,565             919,565
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      1,264,403           1,264,403
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                1,149,458           1,149,458
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                  298,859             298,859
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                  961,594             961,594
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                  919,566             919,566
BGIF Prime Money
  Market Fund                                      1,770,165           1,770,165
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                  574,729             574,729
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                         $        114,946    $        114,946
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                2,298,915           2,298,915
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                1,839,132           1,839,132
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                  919,566             919,566
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                  837,955             837,955
Fannie Mae Discount Note
  0.960% 07/01/2004                                  689,675             689,675
Fannie Mae Discount Note
  1.131% 07/14/2004                                  344,837             344,837
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                  344,837             344,837
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                  344,837             344,837
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                1,609,241           1,609,241
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  459,783             459,783
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                  344,837             344,837
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  574,729             574,729
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  575,394             575,394
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  343,678             343,678
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  113,777             113,777
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  573,472             573,472
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        574,729             574,729
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                         $        689,675    $        689,675
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                  344,837             344,837
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                1,839,132           1,839,132
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        830,851             830,851
Merrimac Cash Fund,
  Premium Class                                    3,678,264           3,678,264
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,195,436           1,195,436
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                  344,837             344,837
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                1,149,458           1,149,458
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                1,149,458           1,149,458
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                  574,729             574,729
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                  344,837             344,837
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  574,729             574,729
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                  689,675             689,675
                                                                ----------------
                                                                      34,168,597
                                                                ----------------
REPURCHASE AGREEMENT -- 4.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                5,657,324           5,657,324
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   39,825,921
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                     MARKET
                                                                     VALUE
                                                                ----------------
TOTAL INVESTMENTS -- 123.4%
(COST $158,472,553)***                                          $    165,264,891

OTHER ASSETS/
(LIABILITIES) -- (23.4%)                                             (31,296,181)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    133,968,710
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $5,657,434. Collateralized by U.S. Government Agency obligation with a rate of 5.269%, maturity date of 07/01/2032, and an aggregate market value, including accrued interest, of $5,940,190.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 99.9%

AEROSPACE & DEFENSE -- 3.0%
Embraer-Empresa
  Brasileira de Aeronautica
  SA, Preference                                   3,434,519    $     24,464,155
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 1.9%
Hennes & Mauritz AB Cl. B                            441,800          11,443,027
Next PLC                                             155,820           4,030,493
                                                                ----------------
                                                                      15,473,520
                                                                ----------------
AUTOMOTIVE & PARTS -- 2.7%
Continental AG                                       257,284          12,454,801
Porsche AG, Preference                                13,991           9,390,280
                                                                ----------------
                                                                      21,845,081
                                                                ----------------
BANKING, SAVINGS & LOANS -- 8.9%
ABN Amro Holding NV                                  267,200           5,865,760
Anglo Irish Bank
  Corp. PLC                                        1,312,535          20,565,295
ICICI Bank Limited
  Sponsored ADR (India)+                             649,175           7,855,017
Joyo Bank Limited                                  1,078,000           4,804,703
Mitsubishi Tokyo
  Financial Group, Inc.                                2,104          19,640,558
National Australia Bank+                             196,500           4,087,762
Royal Bank of Scotland
  Group PLC                                          356,100          10,277,090
                                                                ----------------
                                                                      73,096,185
                                                                ----------------
BEVERAGES -- 2.8%
Foster's Group Limited                             1,815,004           5,970,886
Heineken NV                                          207,500           6,827,507
Pernod-Ricard SA                                      77,750           9,956,252
                                                                ----------------
                                                                      22,754,645
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 6 1%
British Sky Broadcasting
  Group PLC                                          177,903           2,011,362
Gestevision Telecinco SA*                            173,110           2,584,237
Grupo Televisa
  SA Sponsored
  ADR (Mexico)                                       121,400           5,495,778
Mediaset SpA                                         565,900           6,467,355
News Corp. Limited                                   718,294           6,346,622
Societe
  Television Francaise 1                             248,150           7,843,422
Sogecable SA+ *                                       71,900           2,912,783
Vivendi Universal SA*                                364,620          10,163,647
ZEE Telefilms Limited                              2,260,002           6,198,722
                                                                ----------------
                                                                      50,023,928
                                                                ----------------
COMMERCIAL SERVICES -- 1.9%
Boskalis Westminster                                  91,554    $      2,369,657
BTG PLC*                                           1,999,916           3,935,817
Leighton Holdings Limited+                           356,225           2,257,414
Prosegur, Compania de
  Seguridad SA                                       182,149           2,804,782
Randstad Holdings NV                                 154,856           4,259,647
                                                                ----------------
                                                                      15,627,317
                                                                ----------------
COMMUNICATIONS -- 8.0%
Ericsson (LM) Cl. B*                               7,077,900          20,975,691
Nokia Oyj                                            232,600           3,367,602
SK Telecom Co. Limited
  ADR (South Korea)+                                 210,756           4,423,768
Tandberg ASA+                                      1,600,800          16,964,984
Vodafone Group PLC                                 9,339,715          20,512,944
                                                                ----------------
                                                                      66,244,989
                                                                ----------------
COMPUTER & OTHER DATA PROCESSING
  SERVICE -- 0.3%
Autonomy Corp. PLC*                                  505,233           2,306,265
                                                                ----------------
COMPUTER RELATED SERVICES -- 2.1%
Getronics NV+ *                                      776,100           2,142,746
Infosys Technologies
  Limited                                             79,906           9,599,445
NIIT Limited*                                        786,225           2,750,719
T-Online International AG*                           238,909           2,736,423
                                                                ----------------
                                                                      17,229,333
                                                                ----------------
COMPUTERS & INFORMATION -- 1.1%
Buhrmann NV+                                         458,800           4,580,087
Logitech International
  SA Registered*                                      89,135           4,059,728
                                                                ----------------
                                                                       8,639,815
                                                                ----------------
COSMETICS & PERSONAL CARE -- 0.7%
L'Oreal                                               75,830           6,071,632
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 11.3%
ASM International NV+ *                              588,300          12,166,044
Canon, Inc.                                          258,000          13,711,611
Electrocomponents PLC                                816,320           5,297,202
Epcos AG+ *                                          360,364           7,581,756
Keyence Corp.                                         34,090           7,832,119
Nidec Corp.                                           39,400           4,056,846
Nippon Electric Glass Co.
  Limited                                            303,000           6,401,136
Omron Corp.                                          331,021           7,770,895
Samsung Electronics Co.
  Limited                                              8,760           3,643,011
Sharp Corp.                                          633,000          10,180,435
TDK Corp.                                             54,600    $      4,158,932
Ushio, Inc.                                          550,000           9,977,850
                                                                ----------------
                                                                      92,777,837
                                                                ----------------
ENERGY -- 1.4%
BP PLC Sponsored
  ADR (United Kingdom)                                82,100           4,398,097
Gas Authority of India
  Limited                                            114,960             425,333
Oil & Natural Gas Corp.
  Limited                                             68,300             934,807
Total SA                                              31,840           6,088,216
                                                                ----------------
                                                                      11,846,453
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.9%
UBI Soft
  Entertainment SA+ *                                 50,018           1,211,365
William Hill PLC                                     621,190           6,260,013
                                                                ----------------
                                                                       7,471,378
                                                                ----------------
FINANCIAL SERVICES -- 5.4%
3i Group PLC                                       1,119,318          12,449,185
Collins Stewart
  Holdings PLC                                     1,567,387          11,992,335
Marschollek
  Lautenschlaeger und
  Partner AG+                                        504,159           7,487,198
Societe Generale Cl. A                                97,850           8,346,870
United Internet
  AG Registered                                      160,255           4,481,680
                                                                ----------------
                                                                      44,757,268
                                                                ----------------
FOODS -- 2.3%
Cadbury Schweppes PLC                                531,300           4,590,924
Carrefour SA                                          51,460           2,503,766
Nestle SA                                             16,442           4,390,943
Unilever PLC                                         777,740           7,649,999
                                                                ----------------
                                                                      19,135,632
                                                                ----------------
HEAVY MACHINERY -- 1.6%
Technip-Coflexip SA                                   99,800          13,558,513
                                                                ----------------
HOUSEHOLD PRODUCTS -- 0.5%
SEB SA+                                               35,216           4,209,356
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.0%
Siemens AG Registered                                112,709           8,153,529
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 1.0%
Yahoo Japan Corp.+ *                                     839           8,246,537
                                                                ----------------
INSURANCE -- 2.3%
AMP Limited                                        1,694,247           7,498,917
Ceres Group, Inc.* ++                                 27,000             175,500

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
Ceres Group,
  Inc., Preference* ++                                66,772    $        434,018
Ceres Group, Inc.,
  Preference Callable* ++                            900,000           5,850,000
Skandia Forsakrings AB                             1,272,600           5,295,569
                                                                ----------------
                                                                      19,254,004
                                                                ----------------
MANUFACTURING -- 3.1%
Aalberts Industries NV+                              422,003          12,639,748
Jenoptik AG+ *                                       418,816           4,532,873
Konica Minolta
  Holdings, Inc.                                     601,000           8,366,078
                                                                ----------------
                                                                      25,538,699
                                                                ----------------
MEDICAL SUPPLIES -- 9.7%
Art Advanced Research
  Technologies, Inc.*                              2,215,027           3,485,890
Cie Generale D'Optique
  Essilor International SA                           131,770           8,610,563
Fujisawa Pharmaceutical
  Co. Limited                                        136,000           3,243,870
Luxottica Group SpA+                                 495,800           8,295,086
NeuroSearch A/S*                                     251,395           9,219,503
Nicox SA*                                            750,370           3,196,368
Novogen Limited*                                   5,638,600          20,714,489
Ortivus AB, A Shares*                                228,600             880,054
Ortivus AB, B Shares*                                679,410           2,572,154
Sanofi-Synthelabo SA+                                 68,260           4,332,843
Shionogi & Co. Limited                               438,000           7,554,951
SkyePharma PLC*                                    2,992,690           3,492,769
Terumo Corp.                                         172,000           4,334,318
                                                                ----------------
                                                                      79,932,858
                                                                ----------------
METALS & MINING -- 2.4%
Cia Vale do Rio Doce
  Preferred Sponsored
  ADR (Brazil)                                       163,900           6,408,490
Impala Platinum Holdings
  Limited                                            102,000           7,746,337
Rio Tinto PLC                                        230,959           5,573,306
                                                                ----------------
                                                                      19,728,133
                                                                ----------------
PHARMACEUTICALS -- 6.9%
AstraZeneca PLC                                       57,360           2,578,910
Aventis SA+                                           84,700           6,406,929
Dr. Reddy's Laboratories
  Limited ADR (India)+                               149,100           2,591,358
GlaxoSmithKline PLC                                  290,780           5,897,562
H. Lundbeck AS+                                      358,200           7,815,406
Marshall Edwards, Inc.*                            1,745,300          16,458,528
Schering AG                                          109,390           6,464,086
Takeda Chemical
  Industries Limited                                  99,000           4,364,627
Teva Pharmaceutical
  Sponsored
  ADR (Israel)+                                       64,800    $      4,360,392
                                                                ----------------
                                                                      56,937,798
                                                                ----------------
REAL ESTATE -- 2.8%
Daito Trust Construction
  Co. Limited                                        141,912           5,471,954
Solidere
  GDR (Lebanon)* +++                                 926,087           7,288,305
Sumitomo Realty &
  Development Co. Limited                            822,000          10,238,573
                                                                ----------------
                                                                      22,998,832
                                                                ----------------
RETAIL -- 3.1%
Compagnie Financiere
  Richemont AG, A Units                              152,000           3,985,900
Dixons Group PLC                                   3,012,291           9,054,902
LG Home Shopping, Inc.                               146,722           5,985,915
Takashimaya Co. Limited                              374,206           4,344,223
Woolworths Limited                                   227,400           1,807,333
                                                                ----------------
                                                                      25,178,273
                                                                ----------------
TELEPHONE UTILITIES -- 2.2%
KDDI Corp.                                             2,128          12,237,816
Telecom Italia Mobile SpA                          1,074,500           6,104,017
                                                                ----------------
                                                                      18,341,833
                                                                ----------------
TRANSPORTATION -- 2.5%
Amadeus Global Travel
  Distribution SA Cl. A+                             726,700           4,797,484
Carnival Corp.+                                      144,800           6,805,600
Hyundai Heavy Industries
  Co. Limited                                        230,706           5,511,217
Tsakos Energy Navigation
  Limited                                            100,894           3,426,360
                                                                ----------------
                                                                      20,540,661
                                                                ----------------

TOTAL EQUITIES
(COST $699,178,011)                                                  822,384,459
                                                                ----------------

WARRANTS -- 0.0%

INSURANCE
Ceres Group, Inc.
  Warrants, Series C-1* ++                            30,048             195,312
Ceres Group, Inc.
  Warrants, Series D* ++                               2,700              17,550
                                                                ----------------
                                                                         212,862
                                                                ----------------

TOTAL WARRANTS
(COST $0)                                                                212,862
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $699,178,011)                                                  822,597,321
                                                                ----------------

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
SHORT-TERM INVESTMENTS -- 14.0%

CASH EQUIVALENTS**
American AAdvantage
  Select Money
  Market Fund                                      3,092,832    $      3,092,832
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      4,252,646           4,252,646
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                3,866,040           3,866,040
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                1,005,170           1,005,170
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                3,234,192           3,234,192
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                3,092,832           3,092,832
BGIF Prime
  Money Market Fund                                5,953,702           5,953,702
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                1,933,020           1,933,020
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  386,604             386,604
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                7,732,080           7,732,080
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                6,185,664           6,185,664
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                3,092,832           3,092,832
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                2,818,343           2,818,343
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                2,319,624           2,319,624

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Fannie Mae
  Discount Note
  1.131% 07/14/2004                         $      1,159,812    $      1,159,812
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                1,159,812           1,159,812
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                1,159,812           1,159,812
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                                5,412,456           5,412,456
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,546,416           1,546,416
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                1,159,812           1,159,812
General Electric
  Capital Corp.
  1.201% 07/19/2004                                1,933,020           1,933,020
General Electric
  Capital Corp.
  1.211% 07/21/2004                                1,935,256           1,935,256
General Electric
  Capital Corp.
  1.211% 07/22/2004                                1,155,914           1,155,914
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  382,674             382,674
General Electric
  Capital Corp.
  1.231% 07/26/2004                                1,928,794           1,928,794
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                1,933,020           1,933,020
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                2,319,624           2,319,624
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                1,159,812           1,159,812
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                6,185,664           6,185,664
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      2,794,451    $      2,794,451
Merrimac Cash Fund,
  Premium Class                             $     12,371,329          12,371,329
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                4,020,682           4,020,682
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                1,159,812           1,159,812
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                                3,866,040           3,866,040
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                3,866,040           3,866,040
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                1,933,020           1,933,020
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                1,159,812           1,159,812
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                1,933,020           1,933,020
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                2,319,624           2,319,624
                                                                ----------------
                                                                     114,921,309
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  114,921,309
                                                                ----------------

TOTAL INVESTMENTS -- 113.9%
(COST $814,099,320)***                                               937,518,630

OTHER ASSETS/
(LIABILITIES) -- (13.9%)                                            (114,461,572)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    823,057,058
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt
GDR   - Global Depository Receipt
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes (NOTE 7).
+     Denotes all or a portion of security on loan.
++ This security is valued in good faith under procedures established by the board of directors.
+++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $7,288,305 or 0.9% of net assets.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
EQUITIES -- 96.5%

ADVERTISING -- 1.8%
Aegis Group PLC                                    2,092,800    $      3,417,526
Publicis Groupe+                                     176,000           5,231,809
                                                                ----------------
                                                                       8,649,335
                                                                ----------------
APPAREL, TEXTILES & SHOES -- 2.7%
Ansell Limited                                       190,600           1,029,209
Chargeurs SA                                          24,000             809,401
Fast Retailing Co.                                    25,400           2,069,548
Giordano International
  Limited                                          3,404,000           2,156,806
Next PLC                                              75,020           1,940,493
Puma AG Rudolf
  Dassler Sport                                       10,750           2,742,014
Toray Industries, Inc.                               420,000           1,989,358
                                                                ----------------
                                                                      12,736,829
                                                                ----------------
AUTOMOTIVE & PARTS -- 5.1%
Bayerische Motoren
  Werke AG                                           173,600           7,703,701
Compagnie Generale des
  Etablissements
  Michelin Cl. B                                      66,000           3,661,840
Continental AG                                        40,430           1,957,166
Hyundai Motor Co. Limited                             33,550           1,295,967
Lafarge SA                                            17,082           1,528,595
Porsche AG, Preference                                 2,180           1,463,141
Toyota Motor Corp.                                    61,500           2,501,763
Volvo AB Cl. B+                                       87,220           3,044,779
Yamaha Motor Co. Limited                              72,000           1,122,865
                                                                ----------------
                                                                      24,279,817
                                                                ----------------
BANKING, SAVINGS & LOANS -- 12.5%
Aiful Corp.                                           16,200           1,704,487
Alpha Bank A.E.                                       56,386           1,437,185
Anglo Irish Bank
  Corp. PLC                                          119,160           1,867,044
Australia & New Zealand
  Banking Group Limited                              435,300           5,550,034
Banco Popolare di
  Verona e Novara Scrl                               185,900           3,198,081
Bank of Ireland                                      603,500           8,061,344
BNP Paribas SA+                                       48,300           2,980,452
Commonwealth
  Bank of Australia                                   67,350           1,530,118
Credit Agricole SA                                   108,404           2,645,307
Credit Suisse Group*                                 114,850           4,092,525
Erste Bank der
  oesterreichischen
  Sparkassen AG                                       21,293           3,348,234
Hana Bank                                             59,540    $      1,264,483
Mitsubishi Tokyo Financial
  Group, Inc.                                            220           2,053,671
Royal Bank of Scotland
  Group PLC                                           38,771           1,118,936
Sanpaolo IMI SpA                                     255,900           3,092,876
Sumitomo Mitsui Financial
  Group, Inc.+                                           640           4,402,430
Svenska
  Handelsbanken AB Cl. A                              56,200           1,128,389
UniCredito Italiano SpA                              793,000           3,924,705
United Overseas Bank
  Limited                                            561,000           4,371,042
Yokohama Bank Limited                                209,000           1,312,745
                                                                ----------------
                                                                      59,084,088
                                                                ----------------
BEVERAGES -- 6.3%
Diageo PLC                                           785,010          10,600,247
Fomento Economico
  Mexicano SA de CV
  Sponsored
  ADR (Mexico)+                                       75,400           3,456,336
Heineken Holding NV Cl. A                             96,250           2,820,628
Heineken NV                                           32,250           1,061,143
Lotte Chilsung Beverage
  Co. Limited                                          4,130           2,395,899
Molson Inc. Cl. A+                                    70,000           1,774,082
Numico NV*                                            40,260           1,296,899
Pernod-Ricard SA                                      49,055           6,281,723
                                                                ----------------
                                                                      29,686,957
                                                                ----------------
BROADCASTING, PUBLISHING & PRINTING -- 6 5%
Grupo Televisa SA
  Sponsored
  ADR (Mexico)                                       119,700           5,418,819
John Fairfax Holdings
  Limited                                          1,988,400           5,174,462
Pearson PLC                                          183,490           2,234,494
Reed Elsevier PLC                                    784,500           7,641,705
United Business Media PLC                            139,340           1,283,876
Vivendi Universal SA*                                329,440           9,183,018
                                                                ----------------
                                                                      30,936,374
                                                                ----------------
CHEMICALS -- 5.0%
Akzo Nobel, Inc.                                     173,500           6,396,452
Givaudan SA Registered                                12,800           7,425,993
Lonza Group AG Registered                            129,500           6,578,314
Syngenta AG*                                          38,500           3,235,346
                                                                ----------------
                                                                      23,636,105
                                                                ----------------
COMMERCIAL SERVICES -- 2.7%
ABB Limited*                                         290,429           1,596,988
Abertis Infraestructuras SA                           76,420    $      1,333,978
Accenture Limited Cl. A*                              41,000           1,126,680
Michael Page
  International PLC                                  980,800           3,189,560
Mitsui & Co. Limited                                 275,000           2,070,990
Toppan Printing Co.
  Limited                                            183,000           2,084,934
Yamato Transport Co.
  Limited                                             78,000           1,276,514
                                                                ----------------
                                                                      12,679,644
                                                                ----------------
COMMUNICATIONS -- 4.8%
America Movil SA de CV
  Sponsored ADR
  Series L (Mexico)                                   52,800           1,920,336
Ericsson (LM) Cl. B*                               1,205,540           3,572,675
mmO2 PLC*                                            616,047           1,039,603
Mobile Telesystems OJSC
  Sponsored ADR (Russia)                              22,709           2,770,498
MTN Group Limited                                    260,080           1,194,193
SK Telecom Co. Limited                                38,630           6,363,250
Telefonica SA                                        229,968           3,411,466
Telenor ASA                                          166,840           1,161,951
Vimpel-Communications
  Sponsored
  ADR (Russia)*                                       13,650           1,316,542
                                                                ----------------
                                                                      22,750,514
                                                                ----------------
COMPUTER RELATED SERVICES -- 1.7%
Meitec Corp.                                         127,700           5,061,046
SAP AG                                                18,960           3,156,901
                                                                ----------------
                                                                       8,217,947
                                                                ----------------
ELECTRIC UTILITIES -- 0.6%
Gamesa Corporacion
  Tecnologica SA                                     109,540           1,618,289
Huaneng Power
  International, Inc.                              1,496,000           1,338,357
                                                                ----------------
                                                                       2,956,646
                                                                ----------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.1%
Canon, Inc.                                           60,000           3,188,747
Casio Computer Co.
  Limited                                             80,000           1,217,792
Olympus Corp.                                        200,000           3,800,127
Omron Corp.                                           75,000           1,760,665
Samsung Electronics Co.
  Limited                                             10,200           4,241,862
Schneider Electric SA                                 31,580           2,161,178
Sharp Corp.                                          184,000           2,959,242
                                                                ----------------
                                                                      19,329,613
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
ENERGY -- 3.9%
BP PLC                                               749,950    $      6,627,878
Norsk Hydro ASA+                                      33,020           2,149,819
Repsol YPF SA+                                       142,770           3,133,646
Saipem SpA                                            81,818             745,774
Total SA                                              30,050           5,745,945
                                                                ----------------
                                                                      18,403,062
                                                                ----------------
ENTERTAINMENT & LEISURE -- 0.6%
Nintendo Co. Limited                                  14,300           1,662,851
OPAP SA                                               58,300           1,102,863
                                                                ----------------
                                                                       2,765,714
                                                                ----------------
FINANCIAL SERVICES -- 5.7%
Daiwa Securities
  Group, Inc.                                        291,000           2,101,524
Deutsche Boerse AG+                                  103,600           5,275,769
Euronext                                             283,600           7,915,146
ING Groep NV                                          76,290           1,811,020
Man Group PLC                                        100,036           2,594,289
ORIX Corp.                                            16,400           1,887,054
Societe Generale Cl. A                                28,650           2,443,923
UBS AG Registered                                     43,610           3,082,606
                                                                ----------------
                                                                      27,111,331
                                                                ----------------
FOODS -- 6.0%
Cadbury Schweppes PLC                              1,106,570           9,561,790
Ito-Yokado Co. Limited                                52,000           2,237,807
J Sainsbury PLC                                      641,000           3,316,994
Nestle SA                                             36,270           9,686,140
Tesco PLC                                            740,810           3,582,640
                                                                ----------------
                                                                      28,385,371
                                                                ----------------
HEALTHCARE -- 0.1%
Fresenius Medical Care AG                              8,760             652,141
                                                                ----------------
HEAVY CONSTRUCTION -- 1.0%
ACS, Actividades de
  Construccion y
  Servicios SA                                        75,201           1,268,536
Grupo Ferrovial SA                                    42,691           1,780,693
Vinci SA                                              17,910           1,807,585
                                                                ----------------
                                                                       4,856,814
                                                                ----------------
HEAVY MACHINERY -- 0.6%
Metso OYJ                                            234,200           2,975,084
                                                                ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.1%
Matsushita Electric
  Industrial Co. Limited                             245,000           3,500,558
TOTO Limited                                          13,000           1,684,978
                                                                ----------------
                                                                       5,185,536
                                                                ----------------
HOUSEHOLD PRODUCTS -- 2.0%
Henkel KGaA+                                          65,600    $      5,121,365
Reckitt Benckiser PLC                                154,453           4,375,622
                                                                ----------------
                                                                       9,496,987
                                                                ----------------
INDUSTRIAL - DIVERSIFIED -- 1.6%
Enodis PLC*                                          777,300           1,439,045
LVMH Moet Hennessy
  Louis Vuitton SA                                    24,323           1,765,971
Siemens AG Registered                                 19,350           1,399,806
Tyco International Limited+                           86,200           2,856,668
                                                                ----------------
                                                                       7,461,490
                                                                ----------------
INFORMATION RETRIEVAL SERVICES -- 0.2%
Yahoo Japan Corp.*                                        83             806,305
                                                                ----------------
INSURANCE -- 1.1%
AXA SA                                               139,739           3,093,125
QBE Insurance Group
  Limited                                            253,120           2,263,295
                                                                ----------------
                                                                       5,356,420
                                                                ----------------
LODGING -- 0.1%
Accor SA                                              15,495             655,629
                                                                ----------------
MEDICAL SUPPLIES -- 2.6%
Cie Generale D'Optique
  Essilor International SA                            19,480           1,272,928
Hoya Corp.                                            33,400           3,514,346
Orbotech Limited*                                     39,100             795,685
Smith & Nephew PLC                                   459,690           4,958,154
Synthes, Inc.                                         14,000           1,598,454
                                                                ----------------
                                                                      12,139,567
                                                                ----------------
METALS & MINING -- 0.5%
BHP Billiton Limited                                 248,660           2,175,437
                                                                ----------------
PHARMACEUTICALS -- 9.9%
Alcon, Inc.                                           14,070           1,106,606
AstraZeneca PLC                                       49,760           2,237,213
Aventis SA+                                           73,700           5,574,860
Chugai Pharmaceutical Co.
  Limited                                            107,999           1,698,065
GlaxoSmithKline PLC                                  466,700           9,465,548
Haw Par Corp. Limited                                  1,349               4,013
Novartis AG                                          252,040          11,145,805
Roche Holding AG                                      54,929           5,449,060
Takeda Chemical
  Industries Limited                                 171,200           7,547,718
Teva Pharmaceutical
  Sponsored ADR (Israel)+                             39,360           2,648,534
                                                                ----------------
                                                                      46,877,422
                                                                ----------------
RESTAURANTS -- 0.3%
Enterprise Inns PLC                                  149,670           1,563,957
                                                                ----------------
RETAIL -- 4.0%
Compagnie Financiere
  Richemont AG, A Units                               65,400    $      1,714,986
Esprit Holdings Limited                              298,000           1,339,904
Li & Fung Limited                                    588,000             861,932
Marui Co. Limited                                    163,500           2,220,472
Metro AG                                              34,190           1,626,431
Shoppers Drug Mart
  Corp. (CAD)*                                        45,994           1,145,776
Signet Group PLC                                   2,576,000           5,355,598
The Swatch Group
  AG Cl. B+                                           26,300           3,431,526
Wolseley PLC                                          74,220           1,152,271
                                                                ----------------
                                                                      18,848,896
                                                                ----------------
TELEPHONE UTILITIES -- 0.4%
Amdocs Limited*                                       51,130           1,197,976
Tele Norte Leste
  Participacoes SA                                    49,370             628,480
                                                                ----------------
                                                                       1,826,456
                                                                ----------------
TRANSPORTATION -- 1.0%
Associated British Ports
  Holdings PLC                                       630,200           4,624,644
                                                                ----------------

TOTAL EQUITIES
(COST $396,026,870)                                                  457,112,132
                                                                ----------------
RIGHTS -- 0.2%
ELECTRIC UTILITIES
Terna SpA*                                           466,104           1,009,412
                                                                ----------------

TOTAL RIGHTS
(COST $985,411)                                                        1,009,412
                                                                ----------------
MUTUAL FUND -- 0.3%
FINANCIAL SERVICES
iShares MSCI EAFE
  Index Fund+                                         10,000           1,430,400
                                                                ----------------

TOTAL MUTUAL FUND
(COST $1,388,600)                                                      1,430,400
                                                                ----------------

TOTAL LONG TERM INVESTMENTS
(COST $398,400,881)                                                  459,551,944
                                                                ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 11.8%

CASH EQUIVALENTS -- 9.0%**
American AAdvantage
  Select Money
  Market Fund                                      1,148,056           1,148,056

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
Bank of America
  Bank Note
  1.500% 07/21/2004                         $      1,578,581    $      1,578,581
Bank of America
  Eurodollar
  Time Deposit
  1.080% 07/19/2004                                1,435,072           1,435,072
Bank of America
  Eurodollar
  Time Deposit
  1.100% 07/07/2004                                  373,118             373,118
Bank of Montreal
  Eurodollar
  Time Deposit
  1.200% 07/23/2004                                1,200,529           1,200,529
Bank of the West
  Eurodollar
  Time Deposit
  1.280% 07/28/2004                                1,148,058           1,148,058
BGIF Prime Money
  Market Fund                                      2,210,011           2,210,011
BNP Paribas
  Eurodollar
  Time Deposit
  1.080% 07/29/2004                                  717,537             717,537
Branch Banker & Trust
  Eurodollar
  Time Deposit
  1.080% 07/14/2004                                  143,507             143,507
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                2,870,144           2,870,144
Caylon
  Eurodollar
  Time Deposit
  1.040% 07/06/2004                                2,296,116           2,296,116
Caylon
  Eurodollar
  Time Deposit
  1.170% 08/04/2004                                1,148,058           1,148,058
Caylon
  Eurodollar
  Time Deposit
  1.340% 08/24/2004                                1,046,168           1,046,168
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                  861,044             861,044
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                  430,521             430,521
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                  430,521             430,521
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                  430,521             430,521
Fortis Bank
  Eurodollar
  Time Deposit
  1.090% 07/08/2004                         $      2,009,102    $      2,009,102
Fortis Bank
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  574,028             574,028
Fortis Bank
  Eurodollar
  Time Deposit
  1.290% 09/03/2004                                  430,521             430,521
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  717,537             717,537
General Electric
  Capital Corp.
  1.211% 07/21/2004                                  718,367             718,367
General Electric
  Capital Corp.
  1.211% 07/22/2004                                  429,075             429,075
General Electric
  Capital Corp.
  1.221% 07/23/2004                                  142,048             142,048
General Electric
  Capital Corp.
  1.231% 07/26/2004                                  715,967             715,967
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                        717,537             717,537
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/14/2004                                  861,044             861,044
HBOS Halifax
  Bank of Scotland
  Eurodollar
  Time Deposit
  1.300% 09/03/2004                                  430,521             430,521
Keybank
  Eurodollar
  Time Deposit
  1.250% 07/01/2004                                2,296,116           2,296,116
Merrill Lynch Premier
  Institutional Money
  Market Fund                                      1,037,299           1,037,299
Merrimac Cash Fund,
  Premium Class                                    4,592,231           4,592,231
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                1,492,475           1,492,475
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.050% 07/08/2004                                  430,521             430,521
Royal Bank of Canada
  Eurodollar
  Time Deposit
  1.100% 07/02/2004                         $      1,435,072    $      1,435,072
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/07/2004                                1,435,072           1,435,072
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.050% 07/15/2004                                  717,537             717,537
Royal Bank of Scotland
  Eurodollar
  Time Deposit
  1.150% 08/10/2004                                  430,521             430,521
Wells Fargo
  Eurodollar
  Time Deposit
  1.190% 07/14/2004                                  717,537             717,537
Wells Fargo
  Eurodollar
  Time Deposit
  1.250% 07/23/2004                                  861,044             861,044
                                                                ----------------
                                                                      42,658,734
                                                                ----------------
REPURCHASE AGREEMENT -- 2.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                               13,225,789          13,225,789
                                                                ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   55,884,523
                                                                ----------------

TOTAL INVESTMENTS -- 108.8%
(COST $454,285,404)***                                               515,436,467

OTHER ASSETS/
(LIABILITIES) -- (8.8%)                                              (41,700,917)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    473,735,550
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
+     Denotes all or a portion of security on loan.
(a) Maturity value of $13,226,046. Collaterized by U.S. Government Agency obligation with a rate of 4.270%, maturity date of 05/25/2028, and an aggregate market value, including accrued interest, of $13,887,079.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT INCOME FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MUTUAL FUNDS -- 100.0%

FINANCIAL SERVICES
MassMutual Core Bond
  Fund, Class S                                    2,409,267    $     26,670,586
MassMutual Diversified
  Bond Fund, Class S                               2,357,351          25,152,936
MassMutual Growth
  Equity Fund, Class S*                            1,882,140          14,567,767
MassMutual
  Inflation-Protected
  Bond Fund, Class S*                              2,617,979          26,624,851
MassMutual Large Cap
  Value Fund, Class S                              1,471,184          14,461,742
MassMutual Money
  Market Fund, Class S                             7,934,725           7,934,725
MassMutual Overseas
  Fund, Class S                                      804,290           8,115,287
MassMutual
  Short-Duration
  Bond Fund, Class S                               2,275,819          23,577,487
MassMutual Small Cap
  Equity Fund, Class S                               820,724          11,637,867
                                                                ----------------
                                                                     158,743,248
                                                                ----------------

TOTAL MUTUAL FUNDS
(COST $158,537,025)**                                                158,743,248
                                                                ----------------

TOTAL INVESTMENTS -- 100.0%

OTHER ASSETS/
(LIABILITIES) -- (0.0%)                                                  (37,577)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    158,705,671
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7).

The following represents securities, held by the underlying Funds in which the Fund invests, whose value aggregates to more than 5% of the Fund's net assets as of June 30. 2004:

                                               NUMBER OF             MARKET
EQUITIES                                         SHARES              VALUE
                                            ----------------    ----------------
Fannie Mae                                             4,741    $        338,339
                                            ----------------    ----------------

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
FNMA
  4.500% 09/01/2018                         $         17,393              17,021
FNMA
  5.000% 03/1/2018-
  07/01/2034                                       1,005,678             974,531
FNMA
  5.500% 03/1/2017-
  05/01/2018                                         204,703             209,843
FNMA
  6.420% 11/01/2008                                  166,570             179,394
FNMA
  6.500% 07/1/2016-
  05/01/2017                                          35,734              37,814
FNMA
  7.000% 07/01/2032                                   13,979              14,780
FNMA
  7.500% 04/1/2031-
  10/01/2031                                          30,470              32,762
FNMA
  8.000% 05/1/2013-
  09/01/2031                                          48,499              52,709
FNMA
  8.500% 08/01/2026                                    7,186               7,776
FNMA
  9.000% 10/01/2009                                    3,967               4,248
FNMA (Benchmark Note)
  5.500% 03/15/2011                                2,365,500           2,474,566
FNMA (Benchmark Note)
  6.000% 12/15/2005                                1,995,000           2,090,953
FNMA (Benchmark Note)
  6.500% 08/15/2004                                1,852,500           1,864,743
FNMA Series 1989-20,
  Class A
  6.750% 04/25/2018                                   41,637              44,025
                                                                ----------------
                                                                $      8,005,164
                                                                ----------------
GNMA
  5.000% 05/15/2033-
  07/01/2034                                       5,530,889           5,374,309
GNMA
 5.500% 06/15/2033-
 07/01/2034                                 $      2,494,802    $      2,494,970
GNMA
  6.000% 08/15/2028-
  03/15/2033                                         210,338             216,466
GNMA
  6.500% 09/15/2023-
  09/15/2032                                         244,735             256,830
GNMA
  7.000% 08/15/2023-
  08/15/2032                                         143,972             153,462
GNMA
  7.250% 07/20/2021-
  07/20/2022                                          43,163              46,125
GNMA
  7.500% 01/15/2017-
  08/15/2029                                          49,881              54,009
GNMA
  8.000% 11/15/2005-
  04/15/2030                                          40,753              44,772
GNMA
  9.000% 12/15/2004-
  10/15/2009                                             136                 144
                                                                ----------------
                                                                $      8,641,087
                                                                ----------------
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bill
  0.895% 07/22/2004                                   70,640              70,603
U.S. Treasury Bill
  0.920% 07/01/2004                                  265,280             265,280
U.S. Treasury Bill
  0.925% 07/08/2004                                  188,720             188,686
U.S. Treasury Bill
  0.940% 07/15/2004-
  07/29/2004                                         264,400             264,400
U.S. Treasury Bill
  0.955% 08/12/2004-
  08/19/2004                                         293,600             293,244
U.S. Treasury Bill
  0.960% 08/05/2004                                  177,920             177,754
U.S. Treasury Bill
  0.965% 07/22/2004                                  154,000             153,913
U.S. Treasury Bill
  0.978% 07/22/2004                                   75,360              75,317
U.S. Treasury Bill
  0.980% 07/15/2004                                  187,520             187,449
U.S. Treasury Bill
  0.990% 08/26/2004                                  106,960             106,795
U.S. Treasury Bill
  1.000% 09/30/2004                                  114,400             114,111

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
U.S. Treasury Bill
  1.035% 09/09/2004                         $        180,800    $        180,436
U.S. Treasury Bill
  1.040% 09/02/2004                                  109,680             109,480
U.S. Treasury Bill
  1.068% 09/16/2004                                  118,400             118,130
U.S. Treasury Bill
  1.074% 08/12/2004                                  134,240             134,072
U.S. Treasury Bill
  1.085% 09/23/2004-
  10/07/2004                                         484,400             483,080
U.S. Treasury Bill
  1.090% 10/14/2004                                  130,240             129,826
U.S. Treasury Bill
  1.100% 08/26/2004                                   79,440              79,304
U.S. Treasury Bill
  1.135% 09/30/2004                                  131,200             130,824
U.S. Treasury Bill
  1.160% 09/02/2004                                  152,000             151,691
U.S. Treasury Bill
  1.165% 08/19/2004                                   77,440              77,317
U.S. Treasury Bill
  1.230% 09/16/2004                                  146,000             145,616
U.S. Treasury Bill
  1.345% 11/18/2004                                  170,880             169,986
U.S. Treasury Bond
  6.125% 11/15/2027-
  08/15/2029                                       1,219,421           1,340,694
U.S. Treasury Bond
  6.875% 08/15/2025                                  111,435             132,573
U.S. Treasury Bond
  7.125% 02/15/2023                                  230,840             279,894
U.S. Treasury Bond
  7.500% 11/15/2016                                  137,564             169,634
U.S. Treasury Bond
  8.875% 08/15/2017                                  299,897             411,046
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                                2,373,067           2,343,033
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                2,476,684           2,460,431
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                2,803,910           3,028,661
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012-
  04/15/2032                                       1,331,269           1,538,021
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                1,378,791           1,530,889
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008-
  04/15/2028                                $      5,740,911    $      6,557,620
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009-
  04/15/2029                                       5,749,152           6,821,881
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                1,482,210           1,695,973
U.S. Treasury Note
  1.875% 11/30/2005                                1,140,000           1,131,984
U.S. Treasury Note
  2.000% 05/15/2006                                  370,500             366,158
U.S. Treasury Note
  3.375% 11/15/2008                                5,390,768           5,333,491
U.S. Treasury Note
  3.875% 02/15/2013                                1,123,879           1,074,885
U.S. Treasury Note
  4.375% 05/15/2007                                  684,000             707,085
U.S. Treasury Note
  5.000% 08/15/2011                                  587,250             613,309
U.S. Treasury Note
  6.500% 10/15/2006                                  769,500             830,699
                                                                ----------------
                                                                $     42,175,275
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2010 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MUTUAL FUNDS -- 100.2%
FINANCIAL SERVICES
MassMutual
  Core Bond Fund, Class S                             71,524    $        791,765
MassMutual Diversified
  Bond Fund, Class S                                  74,488             794,787
MassMutual Fundamental
  Value Fund, Class S                                 26,084             268,668
MassMutual Growth
  Equity Fund, Class S*                               76,071             588,787
MassMutual
  Inflation-Protected
  Bond Fund, Class S*                                 77,876             792,002
MassMutual Large Cap
  Value Fund, Class S                                 32,716             321,599
MassMutual Mid Cap
  Growth Equity II Fund,
  Class S*                                            22,479             275,146
MassMutual Money
  Market Fund, Class S                               264,191             264,191
MassMutual
  Overseas Fund, Class S                              37,298             376,334
MassMutual Short-Duration
  Bond Fund, Class S                                  50,898             527,300
MassMutual Small Cap
  Equity Fund, Class S                                23,331             330,836
                                                                ----------------
                                                                       5,331,415
                                                                ----------------

TOTAL MUTUAL FUNDS
(COST $5,280,349)**                                                    5,331,415
                                                                ----------------

TOTAL INVESTMENTS -- 100.2%

OTHER ASSETS/
(LIABILITIES) -- (0.2%)                                                  (11,649)
                                                                ----------------
NET ASSETS -- 100.0%                                            $      5,319,766
                                                                ----------------

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security
**    Aggregate cost for Federal tax purposes. (NOTE 7).

The following represents securities, held by the underlying Funds in which the Fund invests, whose value aggregates to more than 5% of the Fund's net assets as of June 30. 2004:

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bill
  0.895% 07/22/2004                         $          2,208    $          2,206
U.S. Treasury Bill
  0.920% 07/1/2004                                     8,290               8,290
U.S. Treasury Bill
  0.925% 07/8/2004                                     5,898               5,896
U.S. Treasury Bill
  0.940% 07/15/2004-
  07/29/2004                                           8,263               8,257
U.S. Treasury Bill
  0.955% 08/12/2004-
  08/19/2004                                           9,175               9,164
U.S. Treasury Bill
  0.960% 08/5/2004                                     5,560               5,555
U.S. Treasury Bill
  0.965% 07/22/2004                                    4,813               4,810
U.S. Treasury Bill
  0.978% 07/22/2004                                    2,355               2,354
U.S. Treasury Bill
  0.980% 07/15/2004                                    5,860               5,858
U.S. Treasury Bill
  0.990% 08/26/2004                                    3,343               3,337
U.S. Treasury Bill
  1.000% 09/30/2004                                    3,575               3,566
U.S. Treasury Bill
  1.035% 09/9/2004                                     5,650               5,639
U.S. Treasury Bill
  1.040% 09/2/2004                                     3,428               3,421
U.S. Treasury Bill
  1.068% 09/16/2004                                    3,700               3,692
U.S. Treasury Bill
  1.074% 08/12/2004                                    4,195               4,190
U.S. Treasury Bill
  1.085% 09/23/2004-
  10/7/2004                                           15,138              15,096
U.S. Treasury Bill
  1.090% 10/14/2004                                    4,070               4,057
U.S. Treasury Bill
  1.100% 08/26/2004                                    2,483               2,478
U.S. Treasury Bill
  1.135% 09/30/2004                                    4,100               4,088
U.S. Treasury Bill
  1.160% 09/2/200                                     44,750               4,740
U.S. Treasury Bill
 1.165% 08/19/2004                                     2,420               2,416
U.S. Treasury Bill
  1.230% 09/16/2004                         $          4,563    $          4,550
U.S. Treasury Bill
  1.345% 11/18/2004                                    5,340               5,312
U.S. Treasury Bond
  6.125% 11/15/2027-
  08/15/2029                                          37,741              41,496
U.S. Treasury Bond
  6.875% 08/15/2025                                    3,278               3,899
U.S. Treasury Bond
  7.125% 02/15/2023                                    7,160               8,682
U.S. Treasury Bond
  7.500% 11/15/2016                                    4,046               4,989
U.S. Treasury Bond
  8.875% 08/15/2017                                    8,821              12,090
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                                   70,713              69,818
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                   73,800              73,316
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                   83,551              90,248
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012-
  04/15/2032                                          39,669              45,830
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                   41,085              45,617
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008-
  04/15/2028                                         171,068             195,404
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009-
  04/15/2029                                         171,313             203,278
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                   44,167              50,537
U.S. Treasury Note
  1.875% 11/30/2005                                   36,000              35,747
U.S. Treasury Note
  2.000% 05/15/2006                                   11,700              11,563
U.S. Treasury Note
  3.375% 11/15/2008                                  163,733             161,993
U.S. Treasury Note
  3.875% 02/15/2013                                   30,636              29,300

    The accompanying notes are an integral part of the financial statements.

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
U.S. Treasury Note
  4.375% 05/15/2007                         $         21,600    $         22,329
U.S. Treasury Note
  5.000% 08/15/2011                                   18,075              18,877
U.S. Treasury Note
  6.500% 10/15/2006                                   17,550              18,946
                                                                ----------------
                                                                $      1,262,931
                                                                ----------------

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2020 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MUTUAL FUNDS -- 100.0%

FINANCIAL SERVICES
MassMutual Aggressive
  Growth Fund, Class S*                            3,303,517    $     18,598,801
MassMutual Core
  Bond Fund, Class S                               2,093,055          23,170,114
MassMutual Diversified
  Bond Fund, Class S                               1,996,178          21,299,221
MassMutual Focused
  Value Fund, Class S                                556,458           9,988,419
MassMutual Fundamental
  Value Fund, Class S                              1,751,226          18,037,623
MassMutual Growth
  Equity Fund, Class S*                            2,328,620          18,023,522
MassMutual
  Inflation-Protected
  Bond Fund, Class S*                              2,249,652          22,878,963
MassMutual Large Cap
  Value Fund, Class S                              1,827,093          17,960,321
MassMutual Mid Cap
  Growth Equity II
  Fund, Class S*                                     846,119          10,356,500
MassMutual
  Overseas Fund, Class S                           1,790,440          18,065,535
MassMutual Short-Duration
  Bond Fund, Class S                                 935,626           9,693,090
MassMutual Small Cap
  Equity Fund, Class S                               721,503          10,230,917
                                                                ----------------
                                                                     198,303,026
                                                                ----------------

TOTAL MUTUAL FUNDS
(COST $196,913,523)**                                                198,303,026
                                                                ----------------

TOTAL INVESTMENTS -- 100.0%

OTHER ASSETS/
(LIABILITIES) -- (0.0%)                                                  (53,111)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    198,249,915
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7).

The following represents securities, held by the underlying Funds in which the Fund invests, whose value aggregates to more than 5% of the Fund's net assets as of June 30. 2004:

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bond
  6.125% 11/15/2027-
  08/15/2029                                $      1,041,135    $      1,144,653
U.S. Treasury Bond
  6.875% 08/15/2025                                   98,325             116,976
U.S. Treasury Bond
  7.125% 02/15/2023                                  196,800             238,620
U.S. Treasury Bond
  7.500% 11/15/2016                                  121,380             149,677
U.S. Treasury Bond
  8.875% 08/15/2017                                  264,615             362,688
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                                  203,748             201,169
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                  212,645             211,249
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                  240,740             260,037
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012-
  04/15/2032                                         114,301             132,052
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                  118,381             131,440
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008-
  04/15/2028                                         492,907             563,028
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009-
  04/15/2029                                         493,614             585,717
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                  127,260             145,614
U.S. Treasury Note
  1.875% 11/30/2005                                  960,000             953,250
U.S. Treasury Note
  2.000% 05/15/2006                                  312,000             308,344
U.S. Treasury Note
  3.375% 11/15/2008                                4,578,570           4,529,923
U.S. Treasury Note
   3.875% 02/15/2013                        $        800,025    $        765,149
U.S. Treasury Note
  4.375% 05/15/2007                                  576,000             595,440
U.S. Treasury Note
  5.000% 08/15/2011                                  503,250             525,582
U.S. Treasury Note
  6.500% 10/15/2006                                  310,500             335,194
                                                                ----------------
                                                                $     12,255,802
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2030 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MUTUAL FUNDS -- 100.0%

FINANCIAL SERVICES
MassMutual Aggressive
  Growth Fund, Class S*                            3,607,981    $     20,312,935
MassMutual Diversified
  Bond Fund, Class S                               1,043,353          11,132,579
MassMutual Emerging
  Growth Fund, Class S                             1,789,920           9,772,961
MassMutual Focused
  Value Fund, Class S                                456,547           8,195,015
MassMutual Fundamental
  Value Fund, Class S                              2,075,641          21,379,098
MassMutual Growth
  Equity Fund, Class S*                            2,759,616          21,359,431
MassMutual
  Inflation-Protected
  Bond Fund, Class S*                              1,232,066          12,530,111
MassMutual Large Cap
  Value Fund, Class S                              1,998,524          19,645,494
MassMutual Mid Cap
  Growth Equity II
  Fund, Class S*                                     693,680           8,490,639
MassMutual
  Overseas Fund, Class S                           2,121,813          21,409,093
MassMutual Small
  Company Value Fund,
  Class S                                            765,701          10,191,475
                                                                ----------------
                                                                     164,418,831
                                                                ----------------

TOTAL MUTUAL FUNDS
(COST $161,570,801)**                                                164,418,831
                                                                ----------------

TOTAL INVESTMENTS -- 100.0%

OTHER ASSETS/
(LIABILITIES) -- (0.0%)                                                  (46,888)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    164,371,943
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7).

The following represents securities, held by the underlying Funds in which the Fund invests, whose value aggregates to more than 5% of the Fund's net assets as of June 30. 2004:

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                            ----------------    ----------------
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bond
  6.125% 08/15/2029                         $        379,500    $        417,509
U.S. Treasury Bond
  7.125% 02/15/2023                                   75,000              90,938
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                                1,114,622           1,100,515
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                1,163,291           1,155,657
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                1,316,988           1,422,553
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012-
  04/15/2032                                         625,293             722,404
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                  647,614             719,054
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008-
  04/15/2028                                       2,696,489           3,080,094
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009-
  04/15/2029                                       2,700,359           3,204,217
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                  696,190             796,593
U.S. Treasury Note
  1.875% 11/30/2005                                  500,000             496,484
U.S. Treasury Note
  2.000% 05/15/2006                                  162,500             160,596
U.S. Treasury Note
  3.375% 11/15/2008                                1,230,250           1,217,179
U.S. Treasury Note
  3.875% 02/15/2013                                   36,000              34,431
U.S. Treasury Note
  4.375% 05/15/2007                                  300,000             310,125
U.S. Treasury Note
  5.000% 08/15/2011                                  162,500             169,711
                                                                ----------------
                                                                $     15,098,060
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2040 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                               NUMBER OF             MARKET
                                                 SHARES              VALUE
                                            ----------------    ----------------
MUTUAL FUNDS -- 100.0%
FINANCIAL SERVICES
MassMutual Aggressive
  Growth Fund, Class S*                            2,734,065    $     15,392,785
MassMutual Emerging
  Growth Fund, Class S                             1,081,224           5,903,482
MassMutual Focused
  Value Fund, Class S                                331,598           5,952,177
MassMutual Fundamental
  Value Fund, Class S                              1,449,137          14,926,108
MassMutual Growth
  Equity Fund, Class S*                            1,926,796          14,913,399
MassMutual Large Cap
  Value Fund, Class S                              1,512,094          14,863,883
MassMutual Mid Cap
  Growth Equity II Fund,
  Class S*                                           504,061           6,169,707
MassMutual Overseas
  Fund, Class S                                    1,481,455          14,947,879
MassMutual Small
  Company Value Fund,
  Class S                                            540,680           7,196,454
                                                                ----------------
                                                                     100,265,874
                                                                ----------------

TOTAL MUTUAL FUNDS
(COST $97,805,424)**                                                 100,265,874
                                                                ----------------

TOTAL INVESTMENTS -- 100.0%

OTHER ASSETS/
(LIABILITIES) -- (0.0%)                                                  (32,130)
                                                                ----------------

NET ASSETS -- 100.0%                                            $    100,233,744
                                                                ================

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7).

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INSTITUTIONAL FUNDS - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                                                     MASSMUTUAL              MASSMUTUAL
                                                                                       MONEY               SHORT-DURATION
                                                                                       MARKET                   BOND
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $                  -    $        333,895,575
        Short-term investments, at value (NOTE 2)(b)                                     481,672,243             108,899,274
                                                                                --------------------    --------------------
        Total Investments(c)                                                             481,672,243             442,794,849
                                                                                --------------------    --------------------
        Cash                                                                                       -                       -
        Foreign currency, at value(d)                                                              -                       -
        Receivables from:
           Investments sold                                                                        -                       -
           Open forward foreign currency contracts (NOTE 2)                                        -                       -
           Investment adviser (NOTE 3)                                                             -                       -
           Interest and dividends                                                                  -               3,861,022
           Variation margin on open futures contracts (NOTE 2)                                     -                       -
           Settlement of investments purchased on a commitment basis (NOTE 2)                      -                  81,281
           Foreign taxes withheld                                                                  -                       -
           Prepaid expenses                                                                   44,923                       -
                                                                                --------------------    --------------------
            Total assets                                                                 481,717,166             446,737,152
                                                                                --------------------    --------------------

LIABILITIES:
        Payables for:
           Investments purchased                                                                   -                       -
           Dividends (NOTE 2)                                                                193,718                       -
           Fund shares repurchased                                                                 -                       -
           Securities on loan (NOTE 2)                                                             -              31,338,092
           Directors' fees and expenses (NOTE 3)                                              13,376                   8,189
           Affiliates (NOTE 3):
            Investment management fees                                                       148,703                 148,930
            Administration fees                                                               51,079                  73,425
            Service fees                                                                      43,547                  32,799
            Distribution fees                                                                      -                      64
        Due to custodian                                                                       4,633               6,483,426
        Accrued expenses and other liabilities                                                25,777                  24,929
                                                                                --------------------    --------------------
            Total liabilities                                                                480,833              38,109,854
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        481,236,333    $        408,627,298
                                                                                ====================    ====================

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $        481,249,311    $        403,494,390
        Undistributed net investment income (distributions in excess of
           net investment income and net realized gain on investments)                       (10,164)              5,945,108
        Accumulated net realized gain (loss) on investments, forward commitments, futures contracts, swap contracts, written
           options and foreign currency translations                                          (2,814)             (3,031,401)
        Net unrealized appreciation (depreciation) on investments, forward commitments, futures contracts, swap contracts, written options,
           foreign currency and other assets and liabilities                                       -               2,219,201
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        481,236,333    $        408,627,298
                                                                                ====================    ====================

  (a)   Cost of investments:                                                    $                  -    $        331,750,526
  (b)   Cost of short-term investments:                                                  481,672,243             108,906,403
  (c)   Securities on loan with market value of:                                                   -              30,730,352
  (d)   Cost of foreign currency:                                                                  -                       -

    The accompanying notes are an integral part of the financial statements.

                                                                                     MASSMUTUAL
                                                                                 INFLATION-PROTECTED         MASSMUTUAL
                                                                                        BOND                  CORE BOND
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $        131,194,486    $      1,293,618,147
        Short-term investments, at value (NOTE 2)(b)                                       1,528,664             403,167,608
                                                                                --------------------    --------------------
        Total Investments(c)                                                             132,723,150           1,696,785,755
                                                                                --------------------    --------------------
        Cash                                                                                  70,396                  55,549
        Foreign currency, at value(d)                                                              -                       -
        Receivables from:
           Investments sold                                                                        -                  52,854
           Open forward foreign currency contracts (NOTE 2)                                        -                       -
           Investment adviser (NOTE 3)                                                         2,226                       -
           Interest and dividends                                                          1,507,529              15,495,458
           Variation margin on open futures contracts (NOTE 2)                                     -                       -
           Settlement of investments purchased on a commitment basis (NOTE 2)                      -               1,839,319
           Foreign taxes withheld                                                                  -                       -
           Prepaid expenses                                                                        -                       -
                                                                                --------------------    --------------------
            Total assets                                                                 134,303,301           1,714,228,935
                                                                                --------------------    --------------------

LIABILITIES:
        Payables for:
           Investments purchased                                                                   -                       -
           Dividends (NOTE 2)                                                                      -                       -
           Fund shares repurchased                                                                 -                       -
           Securities on loan (NOTE 2)                                                             -             212,279,990
           Directors' fees and expenses (NOTE 3)                                                 158                  36,346
           Affiliates (NOTE 3):
            Investment management fees                                                        56,115                 645,509
            Administration fees                                                               13,357                 196,818
            Service fees                                                                         430                 130,748
            Distribution fees                                                                     63                     727
        Due to custodian                                                                           -                       -
        Accrued expenses and other liabilities                                                 3,786                  38,563
                                                                                --------------------    --------------------
            Total liabilities                                                                 73,909             213,328,701
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        134,229,392    $      1,500,900,234
                                                                                ====================    ====================

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $        137,363,310    $      1,461,984,982
        Undistributed net investment income (distributions in excess of
           net investment income and net realized gain on investments)                     1,543,639              24,610,344
        Accumulated net realized gain (loss) on investments, forward commitments, futures contracts, swap contracts, written
           options and foreign currency translations                                         148,817               4,901,545
        Net unrealized appreciation (depreciation) on investments, forward commitments, futures contracts, swap contracts, written options,
           foreign currency and other assets and liabilities                              (4,826,374)              9,403,363
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        134,229,392    $      1,500,900,234
                                                                                ====================    ====================

  (a)   Cost of investments:                                                    $        136,020,860    $      1,286,052,814
  (b)   Cost of short-term investments:                                                    1,528,664             403,168,897
  (c)   Securities on loan with market value of:                                                   -             207,588,350
  (d)   Cost of foreign currency:                                                                  -                       -

                                                                                     MASSMUTUAL
                                                                                    DIVERSIFIED              MASSMUTUAL
                                                                                        BOND                  BALANCED
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $        206,589,327    $        257,070,785
        Short-term investments, at value (NOTE 2)(b)                                      11,488,445              46,783,025
                                                                                --------------------    --------------------
        Total Investments(c)                                                             218,077,772             303,853,810
                                                                                --------------------    --------------------
        Cash                                                                                  48,443                  15,485
        Foreign currency, at value(d)                                                              -                       -
        Receivables from:
           Investments sold                                                                  249,475               2,884,293
           Open forward foreign currency contracts (NOTE 2)                                        -                       -
           Investment adviser (NOTE 3)                                                             -                       -
           Interest and dividends                                                          2,207,410               1,163,220
           Variation margin on open futures contracts (NOTE 2)                                     -                  16,100
           Settlement of investments purchased on a commitment basis (NOTE 2)                      -                       -
           Foreign taxes withheld                                                                  -                       -
           Prepaid expenses                                                                        -                       -
                                                                                --------------------    --------------------
            Total assets                                                                 220,583,100             307,932,908
                                                                                --------------------    --------------------

LIABILITIES:
        Payables for:
           Investments purchased                                                             655,658                       -
           Dividends (NOTE 2)                                                                      -                       -
           Fund shares repurchased                                                                 -                       -
           Securities on loan (NOTE 2)                                                             -              24,033,231
           Directors' fees and expenses (NOTE 3)                                               2,241                   7,851
           Affiliates (NOTE 3):
            Investment management fees                                                        97,011                 122,083
            Administration fees                                                               29,462                  25,238
            Service fees                                                                      10,721                   4,866
            Distribution fees                                                                     74                     329
        Due to custodian                                                                           -                       -
        Accrued expenses and other liabilities                                                18,224                     938
                                                                                --------------------    --------------------
            Total liabilities                                                                813,391              24,194,536
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        219,769,709    $        283,738,372
                                                                                ====================    ====================

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $        217,067,486    $        316,672,071
        Undistributed net investment income (distributions in excess of
           net investment income and net realized gain on investments)                     3,638,321               2,661,620
        Accumulated net realized gain (loss) on investments, forward commitments, futures contracts, swap contracts, written
           options and foreign currency translations                                         866,842             (50,919,600)
        Net unrealized appreciation (depreciation) on investments, forward commitments, futures contracts, swap contracts, written options,
           foreign currency and other assets and liabilities                              (1,802,940)             15,324,281
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        219,769,709    $        283,738,372
                                                                                ====================    ====================

  (a)   Cost of investments:                                                    $        208,392,267    $        241,769,856
  (b)   Cost of short-term investments:                                                   11,488,445              46,783,025
  (c)   Securities on loan with market value of:                                                   -              23,420,960
  (d)   Cost of foreign currency:                                                                  -                       -

                                                                                     MASSMUTUAL              MASSMUTUAL
                                                                                      STRATEGIC              CORE VALUE
                                                                                      BALANCED                 EQUITY
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $        207,543,843    $        853,213,981
        Short-term investments, at value (NOTE 2)(b)                                      21,604,062              51,578,311
                                                                                --------------------    --------------------
        Total Investments(c)                                                             229,147,905             904,792,292
                                                                                --------------------    --------------------
        Cash                                                                                       -                       -
        Foreign currency, at value(d)                                                            563                       -
        Receivables from:
           Investments sold                                                                4,548,309               5,365,470
           Open forward foreign currency contracts (NOTE 2)                                    6,000                       -
           Investment adviser (NOTE 3)                                                         2,414                       -
           Interest and dividends                                                            917,475               1,846,200
           Variation margin on open futures contracts (NOTE 2)                                 5,331                       -
           Settlement of investments purchased on a commitment basis (NOTE 2)                139,180                       -
           Foreign taxes withheld                                                                 39                   7,641
           Prepaid expenses                                                                        -                       -
                                                                                --------------------    --------------------
            Total assets                                                                 234,767,216             912,011,603
                                                                                --------------------    --------------------

LIABILITIES:
        Payables for:
           Investments purchased                                                           4,715,590                 285,038
           Dividends (NOTE 2)                                                                      -                       -
           Fund shares repurchased                                                            13,797                       -
           Securities on loan (NOTE 2)                                                             -              44,584,826
           Directors' fees and expenses (NOTE 3)                                                 316                  27,044
           Affiliates (NOTE 3):
            Investment management fees                                                       122,284                 386,890
            Administration fees                                                               51,461                  76,162
            Service fees                                                                       7,573                  14,023
            Distribution fees                                                                    186                     244
        Due to custodian                                                                           -                       -
        Accrued expenses and other liabilities                                                 5,953                  39,593
                                                                                --------------------    --------------------
            Total liabilities                                                              4,917,160              45,413,820
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        229,850,056    $        866,597,783
                                                                                ====================    ====================

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $        229,310,966    $        890,862,430
        Undistributed net investment income (distributions in excess of
           net investment income and net realized gain on investments)                       617,639              22,473,791
        Accumulated net realized gain (loss) on investments, forward commitments, futures contracts, swap contracts, written
           options and foreign currency translations                                        (184,792)           (169,604,204)
        Net unrealized appreciation (depreciation) on investments, forward commitments, futures contracts, swap contracts, written options,
           foreign currency and other assets and liabilities                                 106,243             122,865,766
                                                                                --------------------    --------------------
        NET ASSETS                                                              $        229,850,056    $        866,597,783
                                                                                ====================    ====================

  (a)   Cost of investments:                                                    $        207,531,333    $        730,348,215
  (b)   Cost of short-term investments:                                                   21,604,062              51,578,311
  (c)   Securities on loan with market value of:                                                   -              43,008,569
  (d)   Cost of foreign currency:                                                                579                       -

                                                                                     MASSMUTUAL              MASSMUTUAL
                                                                                       MONEY               SHORT-DURATION
                                                                                       MARKET                   BOND
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
CLASS A SHARES:
        Net assets                                                              $         85,803,558    $         50,512,468
                                                                                ====================    ====================
        Shares outstanding                                                                85,803,567               4,926,593
                                                                                ====================    ====================
        Net asset value and redemption price per share                          $               1.00    $              10.25
                                                                                ====================    ====================
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $                  -    $              10.62
                                                                                ====================    ====================
CLASS L SHARES:
        Net assets                                                              $         62,750,185    $        185,476,515
                                                                                ====================    ====================
        Shares outstanding                                                                62,750,184              18,071,583
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $               1.00    $              10.26
                                                                                ====================    ====================
CLASS Y SHARES:
        Net assets                                                              $         80,809,176    $         50,714,152
                                                                                ====================    ====================
        Shares outstanding                                                                80,809,175               4,922,077
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $               1.00    $              10.30
                                                                                ====================    ====================
CLASS S SHARES:
        Net assets                                                              $        251,873,414    $        121,820,577
                                                                                ====================    ====================
        Shares outstanding                                                               251,873,407              11,754,944
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $               1.00    $              10.36
                                                                                ====================    ====================
CLASS N SHARES:
        Net assets                                                              $                  -    $            103,586
                                                                                ====================    ====================
        Shares outstanding                                                                         -                  10,137
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $                  -    $              10.22
                                                                                ====================    ====================

    The accompanying notes are an integral part of the financial statements.

                                                                                     MASSMUTUAL
                                                                                 INFLATION-PROTECTED         MASSMUTUAL
                                                                                        BOND                  CORE BOND
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
CLASS A SHARES:
        Net assets                                                              $            704,495    $        205,536,209
                                                                                ====================    ====================
        Shares outstanding                                                                    69,665              18,820,968
                                                                                ====================    ====================
        Net asset value and redemption price per share                          $              10.11    $              10.92
                                                                                ====================    ====================
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $              10.61    $              11.46
                                                                                ====================    ====================
CLASS L SHARES:
        Net assets                                                              $          1,885,421    $        382,631,316
                                                                                ====================    ====================
        Shares outstanding                                                                   185,625              34,839,721
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.16    $              10.98
                                                                                ====================    ====================
CLASS Y SHARES:
        Net assets                                                              $         58,376,915    $        174,458,223
                                                                                ====================    ====================
        Shares outstanding                                                                 5,744,051              15,829,498
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.16    $              11.02
                                                                                ====================    ====================
CLASS S SHARES:
        Net assets                                                              $         73,160,776    $        737,116,466
                                                                                ====================    ====================
        Shares outstanding                                                                 7,192,062              66,585,067
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.17    $              11.07
                                                                                ====================    ====================
CLASS N SHARES:
        Net assets                                                              $            101,785    $          1,158,020
                                                                                ====================    ====================
        Shares outstanding                                                                    10,050                 107,119
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.13    $              10.81
                                                                                ====================    ====================

                                                                                     MASSMUTUAL
                                                                                    DIVERSIFIED              MASSMUTUAL
                                                                                        BOND                  BALANCED
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
CLASS A SHARES:
        Net assets                                                              $         21,071,454    $          7,399,671
                                                                                ====================    ====================
        Shares outstanding                                                                 1,979,491                 819,460
                                                                                ====================    ====================
        Net asset value and redemption price per share                          $              10.64    $               9.03
                                                                                ====================    ====================
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $              11.17    $               9.58
                                                                                ====================    ====================
CLASS L SHARES:
        Net assets                                                              $         98,152,507    $          3,816,699
                                                                                ====================    ====================
        Shares outstanding                                                                 9,272,446                 418,962
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.59    $               9.11
                                                                                ====================    ====================
CLASS Y SHARES:
        Net assets                                                              $          6,937,028    $          2,100,810
                                                                                ====================    ====================
        Shares outstanding                                                                   652,079                 223,543
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.64    $               9.40
                                                                                ====================    ====================
CLASS S SHARES:
        Net assets                                                              $         93,486,460    $        269,883,650
                                                                                ====================    ====================
        Shares outstanding                                                                 8,764,471              29,525,184
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.67    $               9.14
                                                                                ====================    ====================
CLASS N SHARES:
        Net assets                                                              $            122,260    $            537,542
                                                                                ====================    ====================
        Shares outstanding                                                                    11,595                  60,134
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.54    $               8.94
                                                                                ====================    ====================

                                                                                     MASSMUTUAL              MASSMUTUAL
                                                                                     STRATEGIC               CORE VALUE
                                                                                      BALANCED                 EQUITY
                                                                                        FUND                    FUND
                                                                                --------------------    --------------------
CLASS A SHARES:
        Net assets                                                              $         12,179,903    $         21,902,949
                                                                                ====================    ====================
        Shares outstanding                                                                 1,198,560               2,416,846
                                                                                ====================    ====================
        Net asset value and redemption price per share                          $              10.16    $               9.06
                                                                                ====================    ====================
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $              10.78    $               9.61
                                                                                ====================    ====================
CLASS L SHARES:
        Net assets                                                              $        106,982,125    $         82,610,204
                                                                                ====================    ====================
        Shares outstanding                                                                10,517,215               8,982,797
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.17    $               9.20
                                                                                ====================    ====================
CLASS Y SHARES:
        Net assets                                                              $         98,724,630    $          6,294,418
                                                                                ====================    ====================
        Shares outstanding                                                                 9,701,392                 679,938
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.18    $               9.26
                                                                                ====================    ====================
CLASS S SHARES:
        Net assets                                                              $         11,559,717    $        755,389,266
                                                                                ====================    ====================
        Shares outstanding                                                                 1,135,175              81,182,160
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.18    $               9.30
                                                                                ====================    ====================
CLASS N SHARES:
        Net assets                                                              $            403,681    $            400,946
                                                                                ====================    ====================
        Shares outstanding                                                                    39,788                  44,652
                                                                                ====================    ====================
        Net asset value, offering price and redemption price per share          $              10.15    $               8.98
                                                                                ====================    ====================

                                                                                  MASSMUTUAL        MASSMUTUAL
                                                                                  FUNDAMENTAL          VALUE
                                                                                     VALUE            EQUITY
                                                                                     FUND              FUND
                                                                                ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $   753,961,479   $    82,082,039
        Short-term investments, at amortized cost (NOTE 2)                           64,345,670         7,623,063
                                                                                ---------------   ---------------
        Total Investments(b)                                                        818,307,149        89,705,102
                                                                                ---------------   ---------------
        Cash                                                                                  -                 -
        Foreign currency, at value(c)                                                         -                 -
        Receivables from:
           Investments sold                                                           1,963,145         6,094,297
           Investment adviser (NOTE 3)                                                        -                 -
           Interest and dividends                                                       551,981            80,405
           Variation margin on open futures contracts (NOTE 2)                                -                 -
           Foreign taxes withheld                                                             -                 -
                                                                                ---------------   ---------------
            Total assets                                                            820,822,275        95,879,804
                                                                                ---------------   ---------------

LIABILITIES:
        Payables for:
           Investments purchased                                                              -         2,799,318
           Securities on loan (NOTE 2)                                               54,196,656         7,623,063
           Directors' fees and expenses (NOTE 3)                                          3,260             1,737
           Affiliates (NOTE 3):
            Investment management fees                                                  438,112            53,792
            Administration fees                                                         150,043            11,535
            Service fees                                                                109,068            14,263
            Distribution fees                                                               981               198
        Due to custodian                                                                      -         2,840,509
        Accrued expenses and other liabilities                                           24,871            15,030
                                                                                ---------------   ---------------
            Total liabilities                                                        54,922,991        13,359,445
                                                                                ---------------   ---------------
        NET ASSETS                                                              $   765,899,284   $    82,520,359
                                                                                ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   686,706,817   $    75,976,582
        Undistributed net investment income
           (accumulated net investment loss)                                          4,013,313           311,077
        Accumulated net realized gain (loss) on investments,
           futures contracts and foreign currency translation                        (1,630,912)          911,285
        Net unrealized appreciation on investments, futures contracts,
           foreign currency and other assets and liabilities                         76,810,066         5,321,415
                                                                                ---------------   ---------------
        NET ASSETS                                                              $   765,899,284   $    82,520,359
                                                                                ===============   ===============

  (a)   Cost of investments:                                                    $   677,151,413   $    76,760,624
  (b)   Securities on loan with market value of:                                     52,939,082         7,303,645
  (c)   Cost of foreign currency:                                                             -                 -

    The accompanying notes are an integral part of the financial statements.

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                   LARGE CAP          INDEXED          BLUE CHIP
                                                                                     VALUE            EQUITY            GROWTH
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $   864,951,061   $ 1,539,966,901   $   427,661,170
        Short-term investments, at amortized cost (NOTE 2)                          138,857,270        91,945,261        39,180,690
                                                                                ---------------   ---------------   ---------------
        Total Investments(b)                                                      1,003,808,331     1,631,912,162       466,841,860
                                                                                ---------------   ---------------   ---------------
        Cash                                                                            668,918                 -                 -
        Foreign currency, at value(c)                                                     2,855                 -                 -
        Receivables from:
           Investments sold                                                                   -                 -         1,162,591
           Investment adviser (NOTE 3)                                                        -                 -                 -
           Interest and dividends                                                     1,457,843         1,980,801           400,778
           Variation margin on open futures contracts (NOTE 2)                                -            70,100                 -
           Foreign taxes withheld                                                         3,947                 -                 -
                                                                                ---------------   ---------------   ---------------
            Total assets                                                          1,005,941,894     1,633,963,063       468,405,229
                                                                                ---------------   ---------------   ---------------

LIABILITIES:
        Payables for:
           Investments purchased                                                      2,528,704           292,903         1,031,734
           Securities on loan (NOTE 2)                                               58,341,638        77,321,235        30,240,713
           Directors' fees and expenses (NOTE 3)                                         11,355            21,468             7,349
           Affiliates (NOTE 3):
            Investment management fees                                                  543,901           138,425           274,328
            Administration fees                                                         176,423           443,134           139,683
            Service fees                                                                121,935           124,893            21,101
            Distribution fees                                                             1,870             1,916             1,236
        Due to custodian                                                                      -                 -                 -
        Accrued expenses and other liabilities                                           39,291            54,595            26,131
                                                                                ---------------   ---------------   ---------------
            Total liabilities                                                        61,765,117        78,398,569        31,742,275
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   944,176,777   $ 1,555,564,494   $   436,662,954
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   892,032,180   $ 1,592,748,577   $   505,323,877
        Undistributed net investment income
           (accumulated net investment loss)                                          2,496,501         8,478,245             7,014
        Accumulated net realized gain (loss) on investments,
           futures contracts and foreign currency translation                       (82,613,858)      (50,743,539)      (82,557,327)
        Net unrealized appreciation on investments, futures contracts,
           foreign currency and other assets and liabilities                        132,261,954         5,081,211        13,889,390
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   944,176,777   $ 1,555,564,494   $   436,662,954
                                                                                ===============   ===============   ===============

  (a)   Cost of investments:                                                    $   732,689,266   $ 1,535,005,174   $   413,771,780
  (b)   Securities on loan with market value of:                                     56,363,403        74,329,344        28,586,467
  (c)   Cost of foreign currency:                                                         2,855                 -                 -

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                   LARGE CAP          GROWTH          AGGRESSIVE
                                                                                    GROWTH            EQUITY            GROWTH
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $    36,026,653   $   809,899,927   $   390,654,040
        Short-term investments, at amortized cost (NOTE 2)                            5,203,264        42,271,873        50,333,861
                                                                                ---------------   ---------------   ---------------
        Total Investments(b)                                                         41,229,917       852,171,800       440,987,901
                                                                                ---------------   ---------------   ---------------
        Cash                                                                                  -                 -                 -
        Foreign currency, at value(c)                                                         -                 -                 -
        Receivables from:
           Investments sold                                                              51,914        13,745,382                 -
           Investment adviser (NOTE 3)                                                    3,160                 -                 -
           Interest and dividends                                                        30,192           709,491            52,227
           Variation margin on open futures contracts (NOTE 2)                                -                 -                 -
           Foreign taxes withheld                                                             -             4,515               130
                                                                                ---------------   ---------------   ---------------
            Total assets                                                             41,315,183       866,631,188       441,040,258
                                                                                ---------------   ---------------   ---------------

LIABILITIES:
        Payables for:
           Investments purchased                                                        124,704        23,616,145                 -
           Securities on loan (NOTE 2)                                                5,065,127        24,629,196        37,465,529
           Directors' fees and expenses (NOTE 3)                                            486            10,250             3,976
           Affiliates (NOTE 3):
            Investment management fees                                                   20,802           494,812           229,757
            Administration fees                                                           7,242           159,410            84,250
            Service fees                                                                  1,046           141,348            52,506
            Distribution fees                                                                78             1,001               598
        Due to custodian                                                                      -                 -                 -
        Accrued expenses and other liabilities                                           11,202            31,900            22,827
                                                                                ---------------   ---------------   ---------------
            Total liabilities                                                         5,230,687        49,084,062        37,859,443
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $    36,084,496   $   817,547,126   $   403,180,815
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $    36,906,537   $   958,946,162   $   447,218,387
        Undistributed net investment income
           (accumulated net investment loss)                                            (23,967)         (566,816)       (1,344,160)
        Accumulated net realized gain (loss) on investments,
           futures contracts and foreign currency translation                        (4,601,298)     (158,995,908)      (82,623,944)
        Net unrealized appreciation on investments, futures contracts,
           foreign currency and other assets and liabilities                          3,803,224        18,163,688        39,930,532
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $    36,084,496   $   817,547,126   $   403,180,815
                                                                                ===============   ===============   ===============

  (a)   Cost of investments:                                                    $    32,223,429   $   791,736,501   $   350,723,519
  (b)   Securities on loan with market value of:                                      4,628,413        23,696,794        36,186,790
  (c)   Cost of foreign currency:                                                             -                 -                 -

                                                                                  MASSMUTUAL        MASSMUTUAL
                                                                                  FUNDAMENTAL          VALUE
                                                                                     VALUE            EQUITY
                                                                                     FUND              FUND
                                                                                ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $   181,703,766   $    23,499,702
                                                                                ===============   ===============
        Shares outstanding                                                           17,751,656         2,389,661
                                                                                ===============   ===============
        Net asset value and redemption price per share                          $         10.24   $          9.83
                                                                                ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $         10.86   $         10.43
                                                                                ===============   ===============
CLASS L SHARES:
        Net assets                                                              $   193,252,852   $     6,636,248
                                                                                ===============   ===============
        Shares outstanding                                                           18,812,391           673,173
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.27   $          9.86
                                                                                ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $   105,610,399   $     2,250,044
                                                                                ===============   ===============
        Shares outstanding                                                           10,268,811           227,318
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.28   $          9.90
                                                                                ===============   ===============
CLASS S SHARES:
        Net assets                                                              $   283,852,143   $    49,807,222
                                                                                ===============   ===============
        Shares outstanding                                                           27,558,969         5,036,794
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.30   $          9.89
                                                                                ===============   ===============
CLASS Z SHARES:
        Net assets                                                              $             -   $             -
                                                                                ===============   ===============
        Shares outstanding                                                                    -                 -
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $             -   $             -
                                                                                ===============   ===============
CLASS N SHARES:
        Net assets                                                              $     1,480,124   $       327,143
                                                                                ===============   ===============
        Shares outstanding                                                              145,727            33,304
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.16   $          9.82
                                                                                ===============   ===============

    The accompanying notes are an integral part of the financial statements.

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                   LARGE CAP          INDEXED          BLUE CHIP
                                                                                     VALUE            EQUITY            GROWTH
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $   206,788,173   $   217,548,480   $    32,505,239
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           21,196,706        20,653,731         3,819,104
                                                                                ===============   ===============   ===============
        Net asset value and redemption price per share                          $          9.76   $         10.53   $          8.51
                                                                                ===============   ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $         10.36   $         11.17   $          9.03
                                                                                ===============   ===============   ===============
CLASS L SHARES:
        Net assets                                                              $   250,847,641   $   195,508,216   $   308,485,023
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           25,619,278        18,484,035        35,940,697
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          9.79   $         10.58   $          8.58
                                                                                ===============   ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $    96,074,981   $   355,682,064   $     4,228,242
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            9,786,231        33,519,981           491,806
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          9.82   $         10.61   $          8.60
                                                                                ===============   ===============   ===============
CLASS S SHARES:
        Net assets                                                              $   387,403,728   $   726,602,846   $    89,070,966
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           39,398,755        67,860,185        10,327,498
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          9.83   $         10.71   $          8.62
                                                                                ===============   ===============   ===============
CLASS Z SHARES:
        Net assets                                                              $             -   $    56,747,577   $             -
                                                                                ===============   ===============   ===============
        Shares outstanding                                                                    -         5,291,624                 -
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $             -   $         10.72   $             -
                                                                                ===============   ===============   ===============
CLASS N SHARES:
        Net assets                                                              $     3,062,254   $     3,475,311   $     2,373,484
                                                                                ===============   ===============   ===============
        Shares outstanding                                                              317,698           333,183           281,158
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          9.64   $         10.43   $          8.44
                                                                                ===============   ===============   ===============

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                   LARGE CAP          GROWTH          AGGRESSIVE
                                                                                    GROWTH            EQUITY            GROWTH
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $     1,644,451   $   228,162,975   $    91,481,312
                                                                                ===============   ===============   ===============
        Shares outstanding                                                              189,102        30,189,798        16,579,171
                                                                                ===============   ===============   ===============
        Net asset value and redemption price per share                          $          8.70   $          7.56   $          5.52
                                                                                ===============   ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $          9.23   $          8.02   $          5.86
                                                                                ===============   ===============   ===============
CLASS L SHARES:
        Net assets                                                              $     8,557,008   $   251,585,703   $   128,234,441
                                                                                ===============   ===============   ===============
        Shares outstanding                                                              978,484        32,849,281        22,987,882
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          8.75   $          7.66   $          5.58
                                                                                ===============   ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $     7,937,508   $   105,563,605   $    25,816,771
                                                                                ===============   ===============   ===============
        Shares outstanding                                                              905,871        13,695,906         4,605,293
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          8.76   $          7.71   $          5.61
                                                                                ===============   ===============   ===============
CLASS S SHARES:
        Net assets                                                              $    17,817,210   $   230,593,909   $   156,493,991
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            2,025,924        29,805,142        27,797,900
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          8.79   $          7.74   $          5.63
                                                                                ===============   ===============   ===============
CLASS Z SHARES:
        Net assets                                                              $             -   $             -   $             -
                                                                                ===============   ===============   ===============
        Shares outstanding                                                                    -                 -                 -
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $             -   $             -   $             -
                                                                                ===============   ===============   ===============
CLASS N SHARES:
        Net assets                                                              $       128,319   $     1,640,934   $     1,154,300
                                                                                ===============   ===============   ===============
        Shares outstanding                                                               14,882           219,236           211,321
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          8.62   $          7.48   $          5.46
                                                                                ===============   ===============   ===============

                                                                                                    MASSMUTUAL
                                                                                  MASSMUTUAL          FOCUSED
                                                                                    OTC 100            VALUE
                                                                                     FUND              FUND
                                                                                ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $    69,259,606   $   696,043,917
        Short-term investments, at amortized cost (NOTE 2)                            8,903,616       153,607,048
                                                                                ---------------   ---------------
        Total Investments(b)                                                         78,163,222       849,650,965
                                                                                ---------------   ---------------
        Cash                                                                                  -                 -
        Receivables from:
           Investments sold                                                                   -                 -
           Investment adviser (NOTE 3)                                                        -                 -
           Interest and dividends                                                         5,109           203,593
           Variation margin on open futures contracts (NOTE 2)                            7,020                 -
           Foreign taxes withheld                                                             -                 -
                                                                                ---------------   ---------------
            Total assets                                                             78,175,351       849,854,558
                                                                                ---------------   ---------------

LIABILITIES:
        Payables for:
           Investments purchased                                                              -           167,469
           Securities on loan (NOTE 2)                                                8,239,517        91,996,570
           Directors' fees and expenses (NOTE 3)                                          1,688             6,268
           Affiliates (NOTE 3):
            Investment management fees                                                    9,249           463,510
            Administration fees                                                          33,521           141,529
            Service fees                                                                 18,322           117,437
            Distribution fees                                                               193               617
        Accrued expenses and other liabilities                                           19,889            24,548
                                                                                ---------------   ---------------
            Total liabilities                                                         8,322,379        92,917,948
                                                                                ---------------   ---------------
        NET ASSETS                                                              $    69,852,972   $   756,936,610
                                                                                ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $    93,623,819   $   575,861,564
        Undistributed net investment income
           (accumulated net investment loss)                                           (251,221)       (1,312,121)
        Accumulated net realized gain (loss) on investments,
           futures contracts and foreign currency translation                       (33,802,047)       55,992,335
        Net unrealized appreciation on investments, futures contracts,
           foreign currency and other assets and liabilities                         10,282,421       126,394,832
                                                                                ---------------   ---------------
        NET ASSETS                                                              $    69,852,972   $   756,936,610
                                                                                ===============   ===============

  (a)   Cost of investments:                                                    $    58,999,367   $   569,649,085
  (b)   Securities on loan with market value of:                                      7,727,084        88,407,240

    The accompanying notes are an integral part of the financial statements.

                                                                                  MASSMUTUAL                          MASSMUTUAL
                                                                                     SMALL          MASSMUTUAL          MID CAP
                                                                                    COMPANY          SMALL CAP          GROWTH
                                                                                     VALUE            EQUITY            EQUITY
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $   312,042,765   $   440,317,599   $   139,361,505
        Short-term investments, at amortized cost (NOTE 2)                           56,046,947        45,352,969        27,301,024
                                                                                ---------------   ---------------   ---------------
        Total Investments(b)                                                        368,089,712       485,670,568       166,662,529
                                                                                ---------------   ---------------   ---------------
        Cash                                                                                  -            24,766                 -
        Receivables from:
           Investments sold                                                             526,694         1,264,944         1,852,928
           Investment adviser (NOTE 3)                                                    1,847                 -                 -
           Interest and dividends                                                       384,739           282,079           174,184
           Variation margin on open futures contracts (NOTE 2)                                -                 -                 -
           Foreign taxes withheld                                                             -                 -             1,509
                                                                                ---------------   ---------------   ---------------
            Total assets                                                            369,002,992       487,242,357       168,691,150
                                                                                ---------------   ---------------   ---------------

LIABILITIES:
        Payables for:
           Investments purchased                                                      1,275,919           785,801         2,799,836
           Securities on loan (NOTE 2)                                               44,277,453        16,957,893        23,940,183
           Directors' fees and expenses (NOTE 3)                                          1,136            11,831             4,076
           Affiliates (NOTE 3):
            Investment management fees                                                  231,898           238,102            88,203
            Administration fees                                                          71,202            54,634            25,293
            Service fees                                                                 37,506             7,699            19,072
            Distribution fees                                                               377                83                85
        Accrued expenses and other liabilities                                           17,020            25,180            14,790
                                                                                ---------------   ---------------   ---------------
            Total liabilities                                                        45,912,511        18,081,223        26,891,538
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   323,090,481   $   469,161,134   $   141,799,612
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   263,870,886   $   369,198,244   $   234,917,705
        Undistributed net investment income
           (accumulated net investment loss)                                            287,921           319,199          (227,450)
        Accumulated net realized gain (loss) on investments,
           futures contracts and foreign currency translation                        10,163,388        20,460,914      (114,039,784)
        Net unrealized appreciation on investments, futures contracts,
           foreign currency and other assets and liabilities                         48,768,286        79,182,777        21,149,141
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   323,090,481   $   469,161,134   $   141,799,612
                                                                                ===============   ===============   ===============

  (a)   Cost of investments:                                                    $   263,274,479   $   361,134,822   $   118,212,364
  (b)   Securities on loan with market value of:                                     42,152,998        16,437,463        21,599,023

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                    MID CAP          SMALL CAP           SMALL
                                                                                    GROWTH            GROWTH            COMPANY
                                                                                   EQUITY II          EQUITY            GROWTH
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)(a)                                       $   653,564,270   $   458,113,274   $   183,142,331
        Short-term investments, at amortized cost (NOTE 2)                          119,202,515       151,331,532        49,678,027
                                                                                ---------------   ---------------   ---------------
        Total Investments(b)                                                        772,766,785       609,444,806       232,820,358
                                                                                ---------------   ---------------   ---------------
        Cash                                                                                  -                 -                 -
        Receivables from:
           Investments sold                                                           2,965,392         1,648,607           912,931
           Investment adviser (NOTE 3)                                                        -                 -             5,877
           Interest and dividends                                                       227,112           190,959           129,493
           Variation margin on open futures contracts (NOTE 2)                                -                 -                 -
           Foreign taxes withheld                                                         1,462                 -                46
                                                                                ---------------   ---------------   ---------------
            Total assets                                                            775,960,751       611,284,372       233,868,705
                                                                                ---------------   ---------------   ---------------

LIABILITIES:
        Payables for:
           Investments purchased                                                      2,438,058         1,716,551           940,302
           Securities on loan (NOTE 2)                                               92,648,335       119,597,932        47,127,205
           Directors' fees and expenses (NOTE 3)                                          6,486             6,855               519
           Affiliates (NOTE 3):
            Investment management fees                                                  443,261           351,241           141,059
            Administration fees                                                         149,695           102,479            46,665
            Service fees                                                                 82,914            44,183            41,083
            Distribution fees                                                               552               297               609
        Accrued expenses and other liabilities                                           32,373            25,373            19,240
                                                                                ---------------   ---------------   ---------------
            Total liabilities                                                        95,801,674       121,844,911        48,316,682
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   680,159,077   $   489,439,461   $   185,552,023
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   569,069,652   $   482,461,200   $   164,163,752
        Undistributed net investment income
           (accumulated net investment loss)                                         (2,060,772)       (1,497,777)         (429,061)
        Accumulated net realized gain (loss) on investments,
           futures contracts and foreign currency translation                        (4,293,449)      (72,012,081)       16,749,205
        Net unrealized appreciation on investments, futures contracts,
           foreign currency and other assets and liabilities                        117,443,646        80,488,119         5,068,127
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   680,159,077   $   489,439,461   $   185,552,023
                                                                                ===============   ===============   ===============

  (a)   Cost of investments:                                                    $   536,120,701   $   377,625,155   $   178,074,204
  (b)   Securities on loan with market value of:                                     88,782,292       114,468,876        44,586,491

                                                                                                    MASSMUTUAL
                                                                                  MASSMUTUAL          FOCUSED
                                                                                    OTC 100            VALUE
                                                                                     FUND              FUND
                                                                                ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $    30,560,473   $   196,393,377
                                                                                ===============   ===============
        Shares outstanding                                                            7,949,358        11,141,411
                                                                                ===============   ===============
        Net asset value and redemption price per share                          $          3.84   $         17.63
                                                                                ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $          4.07   $         18.71
                                                                                ===============   ===============
CLASS L SHARES:
        Net assets                                                              $    14,389,342   $   148,313,602
                                                                                ===============   ===============
        Shares outstanding                                                            3,707,200         8,335,456
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          3.88   $         17.79
                                                                                ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $     4,071,823   $    91,624,134
                                                                                ===============   ===============
        Shares outstanding                                                            1,042,684         5,125,585
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          3.91   $         17.88
                                                                                ===============   ===============
CLASS S SHARES:
        Net assets                                                              $    20,419,648   $   319,553,520
                                                                                ===============   ===============
        Shares outstanding                                                            5,198,276        17,798,163
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          3.93   $         17.95
                                                                                ===============   ===============
CLASS N SHARES:
        Net assets                                                              $       411,686   $     1,051,977
                                                                                ===============   ===============
        Shares outstanding                                                              108,016            60,141
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          3.81   $         17.49
                                                                                ===============   ===============

    The accompanying notes are an integral part of the financial statements.

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                     SMALL          MASSMUTUAL          MID CAP
                                                                                    COMPANY          SMALL CAP          GROWTH
                                                                                     VALUE            EQUITY            EQUITY
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $    69,277,132   $    10,209,035   $    30,935,926
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            5,239,983           729,592         4,012,181
                                                                                ===============   ===============   ===============
        Net asset value and redemption price per share                          $         13.22   $         13.99   $          7.71
                                                                                ===============   ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $         14.03   $         14.84   $          8.18
                                                                                ===============   ===============   ===============
CLASS L SHARES:
        Net assets                                                              $    69,087,353   $    75,043,316   $    36,512,656
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            5,218,537         5,332,489         4,671,990
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         13.24   $         14.07   $          7.82
                                                                                ===============   ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $    64,534,315   $    12,404,518   $    17,059,488
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            4,860,741           879,540         2,168,402
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         13.28   $         14.10   $          7.87
                                                                                ===============   ===============   ===============
CLASS S SHARES:
        Net assets                                                              $   119,514,000   $   371,365,083   $    57,151,293
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            8,978,487        26,195,539         7,246,018
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         13.31   $         14.18   $          7.89
                                                                                ===============   ===============   ===============
CLASS N SHARES:
        Net assets                                                              $       677,681   $       139,182   $       140,249
                                                                                ===============   ===============   ===============
        Shares outstanding                                                               51,602            10,029            18,325
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         13.13   $         13.88   $          7.65
                                                                                ===============   ===============   ===============

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                    MID CAP          SMALL CAP           SMALL
                                                                                    GROWTH            GROWTH            COMPANY
                                                                                   EQUITY II          EQUITY            GROWTH
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $   144,600,407   $    71,458,189   $    63,551,136
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           12,058,098         5,507,169         6,007,128
                                                                                ===============   ===============   ===============
        Net asset value and redemption price per share                          $         11.99   $         12.98   $         10.58
                                                                                ===============   ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $         12.72   $         13.77   $         11.23
                                                                                ===============   ===============   ===============
CLASS L SHARES:
        Net assets                                                              $   304,317,716   $    85,951,610   $    46,690,968
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           25,112,639         6,546,993         4,379,879
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         12.12   $         13.13   $         10.66
                                                                                ===============   ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $    68,616,708   $    95,445,973   $    40,121,741
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            5,622,689         7,220,645         3,751,179
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         12.20   $         13.22   $         10.70
                                                                                ===============   ===============   ===============
CLASS S SHARES:
        Net assets                                                              $   161,531,522   $   235,869,808   $    34,239,299
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           13,200,753        17,737,958         3,195,692
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         12.24   $         13.30   $         10.71
                                                                                ===============   ===============   ===============
CLASS N SHARES:
        Net assets                                                              $     1,092,724   $       713,881   $       948,879
                                                                                ===============   ===============   ===============
        Shares outstanding                                                               91,831            55,512            90,562
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         11.90   $         12.86   $         10.48
                                                                                ===============   ===============   ===============

                                                                                  MASSMUTUAL        MASSMUTUAL
                                                                                   EMERGING        INTERNATIONAL
                                                                                    GROWTH            EQUITY
                                                                                     FUND              FUND
                                                                                ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)
           Unaffiliated issuers(a)                                              $   125,438,970   $   822,597,321
           Affiliated issuers(b)                                                              -                 -
        Short-term investments, at amortized cost (NOTE 2)                           39,825,921       114,921,309
                                                                                ---------------   ---------------
        Total Investments(c)                                                        165,264,891       937,518,630
                                                                                ---------------   ---------------
        Foreign currency, at value(d)                                                         -                 -
        Receivables from:
           Investments sold                                                           4,400,666         2,263,476
           Investment adviser (NOTE 3)                                                        -                 -
           Interest and dividends                                                        12,957         1,406,492
           Foreign taxes withheld                                                             -           117,942
                                                                                ---------------   ---------------
            Total assets                                                            169,678,514       941,306,540
                                                                                ---------------   ---------------
LIABILITIES:
        Payables for:
           Investments purchased                                                      1,376,336         1,969,472
           Securities on loan (NOTE 2)                                               34,168,597       114,921,309
           Directors' fees and expenses (NOTE 3)                                          2,525            17,742
           Affiliates (NOTE 3):
            Investment management fees                                                   93,157           625,606
            Administration fees                                                          30,478           123,851
            Service fees                                                                 18,962            32,034
            Distribution fees                                                                93                95
            Investment advisor                                                                -                 -
        Due to custodian                                                                      -           451,876
        Accrued expenses and other liabilities                                           19,656           107,497
                                                                                ---------------   ---------------
            Total liabilities                                                        35,709,804       118,249,482
                                                                                ---------------   ---------------
        NET ASSETS                                                              $   133,968,710   $   823,057,058
                                                                                ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   183,131,822   $ 1,063,967,274
        Undistributed net investment income (accumulated net investment loss)
           (distributions in excess of net investment income)                          (703,207)       (1,141,806)
        Accumulated net realized gain (loss) on
           investments and foreign currency translations                            (55,252,243)     (363,183,660)
        Net unrealized appreciation on investments,
           foreign currency and other assets and liabilities                          6,792,338       123,415,250
                                                                                ---------------   ---------------
        NET ASSETS                                                              $   133,968,710   $   823,057,058
                                                                                ===============   ===============

  (a)   Cost of investments:                                                    $   118,646,632   $   699,178,011
  (b)   Cost of investments:                                                                  -                 -
  (c)   Securities on loan with market value of:                                     32,847,718       109,377,054
  (d)   Cost of foreign currency:                                                             -                 -

    The accompanying notes are an integral part of the financial statements.

                                                                                                    MASSMUTUAL        MASSMUTUAL
                                                                                  MASSMUTUAL        DESTINATION       DESTINATION
                                                                                   OVERSEAS      RETIREMENT INCOME  RETIREMENT 2010
                                                                                     FUND               FUND             FUND
                                                                                ---------------  -----------------  ---------------
ASSETS:
        Investments, at value (NOTE 2)
           Unaffiliated issuers(a)                                              $   459,551,944   $             -   $             -
           Affiliated issuers(b)                                                              -       158,743,248         5,331,415
        Short-term investments, at amortized cost (NOTE 2)                           55,884,523                 -                 -
                                                                                ---------------   ---------------   ---------------
        Total Investments(c)                                                        515,436,467       158,743,248         5,331,415
                                                                                ---------------   ---------------   ---------------
        Foreign currency, at value(d)                                                    93,145                 -                 -
        Receivables from:
           Investments sold                                                           4,115,018                 -                 -
           Investment adviser (NOTE 3)                                                        -                 -             5,039
           Interest and dividends                                                     1,348,480                 -                 -
           Foreign taxes withheld                                                       221,871                 -                 -
                                                                                ---------------   ---------------   ---------------
            Total assets                                                            521,214,981       158,743,248         5,336,454
                                                                                ---------------   ---------------   ---------------
LIABILITIES:
        Payables for:
           Investments purchased                                                      4,215,363                 -                 -
           Securities on loan (NOTE 2)                                               42,658,734                 -                 -
           Directors' fees and expenses (NOTE 3)                                          1,903               127                58
           Affiliates (NOTE 3):
            Investment management fees                                                  418,212             7,069               192
            Administration fees                                                          61,534            14,621               524
            Service fees                                                                 56,265               825               452
            Distribution fees                                                               310                63                63
            Investment advisor                                                                -               261                 -
        Due to custodian                                                                      -                 -                 -
        Accrued expenses and other liabilities                                           67,110            14,611            15,399
                                                                                ---------------   ---------------   ---------------
            Total liabilities                                                        47,479,431            37,577            16,688
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   473,735,550   $   158,705,671   $     5,319,766
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   402,104,785   $   158,616,128   $     5,271,076
        Undistributed net investment income (accumulated net investment loss)
           (distributions in excess of net investment income)                         3,271,490           (63,941)           (2,649)
        Accumulated net realized gain (loss) on
           investments and foreign currency translations                              7,191,262           (52,739)              273
        Net unrealized appreciation on investments,
           foreign currency and other assets and liabilities                         61,168,013           206,223            51,066
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   473,735,550   $   158,705,671   $     5,319,766
                                                                                ===============   ===============   ===============

  (a)   Cost of investments:                                                    $   398,400,881   $             -   $             -
  (b)   Cost of investments:                                                                  -       158,537,025         5,280,349
  (c)   Securities on loan with market value of:                                     40,661,258                 -                 -
  (d)   Cost of foreign currency:                                                        95,183                 -                 -

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                  DESTINATION       DESTINATION       DESTINATION
                                                                                RETIREMENT 2020   RETIREMENT 2030   RETIREMENT 2040
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
ASSETS:
        Investments, at value (NOTE 2)
           Unaffiliated issuers(a)                                              $             -   $             -   $             -
           Affiliated issuers(b)                                                    198,303,026       164,418,831       100,265,874
        Short-term investments, at amortized cost (NOTE 2)                                    -                 -                 -
                                                                                ---------------   ---------------   ---------------
        Total Investments(c)                                                        198,303,026       164,418,831       100,265,874
                                                                                ---------------   ---------------   ---------------
        Foreign currency, at value(d)                                                         -                 -                 -
        Receivables from:
           Investments sold                                                                   -                 -                 -
           Investment adviser (NOTE 3)                                                    1,561             1,572             1,737
           Interest and dividends                                                             -                 -                 -
           Foreign taxes withheld                                                             -                 -                 -
                                                                                ---------------   ---------------   ---------------
            Total assets                                                            198,304,587       164,420,403       100,267,611
                                                                                ---------------   ---------------   ---------------
LIABILITIES:
        Payables for:
           Investments purchased                                                              -                 -                 -
           Securities on loan (NOTE 2)                                                        -                 -                 -
           Directors' fees and expenses (NOTE 3)                                            274               219               138
           Affiliates (NOTE 3):
            Investment management fees                                                    8,732             7,133             4,418
            Administration fees                                                          30,549            24,600            14,184
            Service fees                                                                    593             1,781               500
            Distribution fees                                                                64                64                64
            Investment advisor                                                                -                 -                 -
        Due to custodian                                                                      -                 -                 -
        Accrued expenses and other liabilities                                           14,460            14,663            14,563
                                                                                ---------------   ---------------   ---------------
            Total liabilities                                                            54,672            48,460            33,867
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   198,249,915   $   164,371,943   $   100,233,744
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                         $   196,960,361   $   161,593,275   $    97,801,831
        Undistributed net investment income (accumulated net investment loss)
           (distributions in excess of net investment income)                          (120,925)          (98,154)          (61,239)
        Accumulated net realized gain (loss) on
           investments and foreign currency translations                                 20,976            28,792            32,702
        Net unrealized appreciation on investments,
           foreign currency and other assets and liabilities                          1,389,503         2,848,030         2,460,450
                                                                                ---------------   ---------------   ---------------
        NET ASSETS                                                              $   198,249,915   $   164,371,943   $   100,233,744
                                                                                ===============   ===============   ===============

  (a)   Cost of investments:                                                    $             -   $             -   $             -
  (b)   Cost of investments:                                                        196,913,523       161,570,801        97,805,424
  (c)   Securities on loan with market value of:                                              -                 -                 -
  (d)   Cost of foreign currency:                                                             -                 -                 -

                                                                                  MASSMUTUAL        MASSMUTUAL
                                                                                   EMERGING        INTERNATIONAL
                                                                                    GROWTH            EQUITY
                                                                                     FUND              FUND
                                                                                ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $    29,983,921   $    47,687,921
                                                                                ===============   ===============
        Shares outstanding                                                            5,618,912         4,969,077
                                                                                ===============   ===============
        Net asset value and redemption price per share                          $          5.34   $          9.60
                                                                                ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $          5.67   $         10.19
                                                                                ===============   ===============
CLASS L SHARES:
        Net assets                                                              $    61,171,048   $   187,372,397
                                                                                ===============   ===============
        Shares outstanding                                                           11,349,536        19,453,117
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          5.39   $          9.63
                                                                                ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $     4,055,474   $    39,666,027
                                                                                ===============   ===============
        Shares outstanding                                                              747,275         4,088,248
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          5.43   $          9.70
                                                                                ===============   ===============
CLASS S SHARES:
        Net assets                                                              $    38,605,645   $   548,176,741
                                                                                ===============   ===============
        Shares outstanding                                                            7,071,440        56,388,409
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          5.46   $          9.72
                                                                                ===============   ===============
CLASS N SHARES:
        Net assets                                                              $       152,622   $       153,972
                                                                                ===============   ===============
        Shares outstanding                                                               28,856            16,141
                                                                                ===============   ===============
        Net asset value, offering price and redemption price per share          $          5.29   $          9.54
                                                                                ===============   ===============

    The accompanying notes are an integral part of the financial statements.

                                                                                                    MASSMUTUAL        MASSMUTUAL
                                                                                  MASSMUTUAL        DESTINATION       DESTINATION
                                                                                   OVERSEAS       RETIREMENT INCOME RETIREMENT 2010
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $    95,979,849   $     4,112,360   $     1,509,323
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            9,603,563           405,668           148,296
                                                                                ===============   ===============   ===============
        Net asset value and redemption price per share                          $          9.99   $         10.14   $         10.18
                                                                                ===============   ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $         10.60   $         10.76   $         10.80
                                                                                ===============   ===============   ===============
CLASS L SHARES:
        Net assets                                                              $   126,520,446   $    87,630,458   $     2,544,813
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           12,599,021         8,630,826           249,620
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.04   $         10.15   $         10.19
                                                                                ===============   ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $    82,793,008   $    66,251,027   $       409,544
                                                                                ===============   ===============   ===============
        Shares outstanding                                                            8,223,414         6,522,847            40,176
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.07   $         10.16   $         10.19
                                                                                ===============   ===============   ===============
CLASS S SHARES:
        Net assets                                                              $   167,767,000   $       610,112   $       753,951
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           16,633,726            60,082            73,935
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.09   $         10.15   $         10.20
                                                                                ===============   ===============   ===============
CLASS N SHARES:
        Net assets                                                              $       675,247   $       101,714   $       102,135
                                                                                ===============   ===============   ===============
        Shares outstanding                                                               68,040            10,050            10,050
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $          9.92   $         10.12   $         10.16
                                                                                ===============   ===============   ===============

                                                                                  MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                                  DESTINATION       DESTINATION       DESTINATION
                                                                                RETIREMENT 2020   RETIREMENT 2030   RETIREMENT 2040
                                                                                     FUND              FUND              FUND
                                                                                ---------------   ---------------   ---------------
CLASS A SHARES:
        Net assets                                                              $     2,368,907   $     9,358,513   $     2,085,882
                                                                                ===============   ===============   ===============
        Shares outstanding                                                              229,592           895,056           198,046
                                                                                ===============   ===============   ===============
        Net asset value and redemption price per share                          $         10.32   $         10.46   $         10.53
                                                                                ===============   ===============   ===============
        Offering price per share
           (100/[100-maximum sales charge] of net asset value)                  $         10.95   $         11.10   $         11.17
                                                                                ===============   ===============   ===============
CLASS L SHARES:
        Net assets                                                              $   193,950,327   $   153,571,886   $    97,256,273
                                                                                ===============   ===============   ===============
        Shares outstanding                                                           18,770,625        14,661,896         9,221,083
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.33   $         10.47   $         10.55
                                                                                ===============   ===============   ===============
CLASS Y SHARES:
        Net assets                                                              $       642,155   $       596,778   $       106,022
                                                                                ===============   ===============   ===============
        Shares outstanding                                                               62,131            56,966            10,050
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.34   $         10.48   $         10.55
                                                                                ===============   ===============   ===============
CLASS S SHARES:
        Net assets                                                              $     1,184,987   $       739,818   $       679,883
                                                                                ===============   ===============   ===============
        Shares outstanding                                                              114,629            70,600            64,430
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.34   $         10.48   $         10.55
                                                                                ===============   ===============   ===============
CLASS N SHARES:
        Net assets                                                              $       103,539   $       104,948   $       105,684
                                                                                ===============   ===============   ===============
        Shares outstanding                                                               10,050            10,050            10,050
                                                                                ===============   ===============   ===============
        Net asset value, offering price and redemption price per share          $         10.30   $         10.44   $         10.52
                                                                                ===============   ===============   ===============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                           MASSMUTUAL       MASSMUTUAL
                                                                             MONEY        SHORT-DURATION
                                                                             MARKET            BOND
                                                                              FUND             FUND
                                                                         --------------   --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                     $            -   $            -
        Interest(b)                                                           2,376,845        8,350,441
                                                                         --------------   --------------
           Total investment income                                            2,376,845        8,350,441
                                                                         --------------   --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                     828,195          810,370
        Custody fees                                                             20,968           20,045
        Trustee reporting                                                         2,931            2,931
        Audit and legal fees                                                     41,603           12,773
        Proxy fees                                                                  131              131
        Shareholder reporting fees                                                7,660            6,413
        Directors' fees (NOTE 3)                                                  5,595            4,742
                                                                         --------------   --------------
                                                                                907,083          857,405
        Administration fees (NOTE 3):
           Class A                                                              133,787           78,914
           Class L                                                               95,346          279,913
           Class Y                                                               76,812           45,724
           Class S                                                              103,318           72,132
           Class N                                                                    -              190
        Distribution fees (NOTE 3):
           Class N                                                                    -              130
        Service fees (NOTE 3):
           Class A                                                              100,652           62,294
           Class N                                                                    -              130
                                                                         --------------   --------------
           Total expenses                                                     1,416,998        1,396,832
        Expenses waived (NOTE 3)                                                (14,899)               -
        Class A Administration fees waived (NOTE 3)                             (22,663)          (5,907)
        Class L Administration fees waived (NOTE 3)                             (17,522)         (20,689)
        Class N Administration fees waived (NOTE 3)                                   -              (12)
                                                                         --------------   --------------
           Net expenses                                                       1,361,914        1,370,224
                                                                         --------------   --------------
           NET INVESTMENT INCOME                                              1,014,931        6,980,217
                                                                         --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions and forward commitments                       28,533        1,083,871
           Closed futures contracts                                                   -                -
           Closed swap contracts                                                      -                -
           Written options                                                            -                -
           Foreign currency transactions                                              -                -
                                                                         --------------   --------------
            Net realized gain (loss)                                             28,533        1,083,871
                                                                         --------------   --------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                                -       (7,862,358)
           Open futures contracts                                                     -                -
           Open swap contracts                                                        -                -
           Written options                                                            -                -
           Translation of assets and liabilities in foreign currencies                -                -
                                                                         --------------   --------------
            Net unrealized gain (loss)                                                -       (7,862,358)
                                                                         --------------   --------------
            NET REALIZED AND UNREALIZED GAIN (LOSS)                              28,533       (6,778,487)
                                                                         --------------   --------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $    1,043,464   $      201,730
                                                                         ==============   ==============

(a)     Net of withholding tax of:                                       $            -   $            -
(b)     Including securities lending income of:                                       -           26,143

    The accompanying notes are an integral part of the financial statements.

                                                                              MASSMUTUAL                        MASSMUTUAL
                                                                         INFLATION-PROTECTED    MASSMUTUAL     DIVERSIFIED
                                                                                BOND            CORE BOND         BOND
                                                                                FUND               FUND           FUND
                                                                         -------------------   ------------   ------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                     $                 -   $     65,625   $      5,061
        Interest(b)                                                                1,755,939     32,514,929      4,405,064
                                                                         -------------------   ------------   ------------
           Total investment income                                                 1,755,939     32,580,554      4,410,125
                                                                         -------------------   ------------   ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                          163,442      3,619,330        472,341
        Custody fees                                                                   2,744         84,835         14,628
        Trustee reporting                                                              2,880          2,931          2,931
        Audit and legal fees                                                          10,740         31,143         11,588
        Proxy fees                                                                       131            131            131
        Shareholder reporting fees                                                     5,151         27,008          2,459
        Directors' fees (NOTE 3)                                                         306         19,463          1,905
                                                                         -------------------   ------------   ------------
                                                                                     185,394      3,784,841        505,983
        Administration fees (NOTE 3):
           Class A                                                                       633        309,600         25,022
           Class L                                                                     1,297        545,487        137,048
           Class Y                                                                    20,642        110,428          5,945
           Class S                                                                    13,987        358,533         50,306
           Class N                                                                       181          1,995            215
        Distribution fees (NOTE 3):
           Class N                                                                       123          1,453            144
        Service fees (NOTE 3):
           Class A                                                                       500        263,983         19,355
           Class N                                                                       123          1,453            144
                                                                         -------------------   ------------   ------------
           Total expenses                                                            222,880      5,377,773        744,162
        Expenses waived (NOTE 3)                                                     (10,580)             -              -
        Class A Administration fees waived (NOTE 3)                                        -        (26,741)        (4,353)
        Class L Administration fees waived (NOTE 3)                                        -        (49,505)       (22,940)
        Class N Administration fees waived (NOTE 3)                                        -           (150)           (29)
                                                                         -------------------   ------------   ------------
           Net expenses                                                              212,300      5,301,377        716,840
                                                                         -------------------   ------------   ------------
           NET INVESTMENT INCOME                                                   1,543,639     27,279,177      3,693,285
                                                                         -------------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions and forward commitments                           148,817      6,734,546      1,023,864
           Closed futures contracts                                                        -              -              -
           Closed swap contracts                                                           -              -              -
           Written options                                                                 -              -              -
           Foreign currency transactions                                                   -              -              -
                                                                         -------------------   ------------   ------------
            Net realized gain (loss)                                                 148,817      6,734,546      1,023,864
                                                                         -------------------   ------------   ------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                            (4,826,374)   (31,909,382)    (4,682,338)
           Open futures contracts                                                          -              -              -
           Open swap contracts                                                             -              -              -
           Written options                                                                 -              -              -
           Translation of assets and liabilities in foreign currencies                     -              -              -
                                                                         -------------------   ------------   ------------
            Net unrealized gain (loss)                                            (4,826,374)   (31,909,382)    (4,682,338)
                                                                         -------------------   ------------   ------------
            NET REALIZED AND UNREALIZED GAIN (LOSS)                               (4,677,557)   (25,174,836)    (3,658,474)
                                                                         -------------------   ------------   ------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $        (3,133,918)  $  2,104,341   $     34,811
                                                                         ===================   ============   ============

(a)     Net of withholding tax of:                                       $                 -   $          -   $         20
(b)     Including securities lending income of:                                            -        131,839              -

                                                                                         MASSMUTUAL     MASSMUTUAL
                                                                          MASSMUTUAL     STRATEGIC      CORE VALUE
                                                                           BALANCED       BALANCED        EQUITY
                                                                             FUND           FUND           FUND
                                                                         ------------   ------------   ------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                     $  1,460,269   $    398,680   $  9,697,890
        Interest(b)                                                         2,237,199        747,006        211,250
                                                                         ------------   ------------   ------------
           Total investment income                                          3,697,468      1,145,686      9,909,140
                                                                         ------------   ------------   ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                   684,584        354,147      2,187,424
        Custody fees                                                           31,128         16,189         55,459
        Trustee reporting                                                       2,931          2,880          4,275
        Audit and legal fees                                                   26,695         10,807         15,606
        Proxy fees                                                                 32            276            235
        Shareholder reporting fees                                              4,503          5,290         14,103
        Directors' fees (NOTE 3)                                                3,339            451         10,377
                                                                         ------------   ------------   ------------
                                                                              753,212        390,040      2,287,479
        Administration fees (NOTE 3):
           Class A                                                             14,499         10,550         35,400
           Class L                                                              7,379         84,774        128,025
           Class Y                                                              2,482         43,747          5,013
           Class S                                                            115,709          6,425        258,406
           Class N                                                              1,177            370            719
        Distribution fees (NOTE 3):
           Class N                                                                661            245            489
        Service fees (NOTE 3):
           Class A                                                              9,172          8,066         27,874
           Class N                                                                661            245            489
                                                                         ------------   ------------   ------------
           Total expenses                                                     904,952        544,462      2,743,894
        Expenses waived (NOTE 3)                                                    -        (16,415)             -
        Class A Administration fees waived (NOTE 3)                                 -              -              -
        Class L Administration fees waived (NOTE 3)                                 -              -              -
        Class N Administration fees waived (NOTE 3)                                 -              -              -
                                                                         ------------   ------------   ------------
           Net expenses                                                       904,952        528,047      2,743,894
                                                                         ------------   ------------   ------------
           NET INVESTMENT INCOME                                            2,792,516        617,639      7,165,246
                                                                         ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions and forward commitments                 12,459,366       (655,557)    41,647,819
           Closed futures contracts                                           124,695        403,808              -
           Closed swap contracts                                                    -         (5,391)             -
           Written options                                                          -             68              -
           Foreign currency transactions                                            -         72,280              -
                                                                         ------------   ------------   ------------
            Net realized gain (loss)                                       12,584,061       (184,792)    41,647,819
                                                                         ------------   ------------   ------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                     (8,578,750)       151,690    (16,913,501)
           Open futures contracts                                              23,352        (46,232)             -
           Open swap contracts                                                      -          6,000              -
           Written options                                                          -         (5,282)             -
           Translation of assets and liabilities in foreign currencies              -             67              -
                                                                         ------------   ------------   ------------
            Net unrealized gain (loss)                                     (8,555,398)       106,243    (16,913,501)
                                                                         ------------   ------------   ------------
            NET REALIZED AND UNREALIZED GAIN (LOSS)                         4,028,663        (78,549)    24,734,318
                                                                         ------------   ------------   ------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $  6,821,179   $    539,090   $ 31,899,564
                                                                         ============   ============   ============

(a)     Net of withholding tax of:                                       $          -   $      6,931   $     74,604
(b)     Including securities lending income of:                                 9,592              -         33,118

                                                                         MASSMUTUAL
                                                                         FUNDAMENTAL    MASSMUTUAL
                                                                           VALUE       VALUE EQUITY
                                                                            FUND           FUND
                                                                        ------------   ------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                    $  7,081,242   $    727,355
        Interest(b)                                                          106,942         12,142
                                                                        ------------   ------------
           Total investment income                                         7,188,184        739,497
                                                                        ------------   ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                2,206,564        306,805
        Custody fees                                                          31,708         30,131
        Trustee reporting                                                      4,275          4,275
        Audit fees                                                            13,841         11,015
        Proxy fees                                                               235            307
        Shareholder reporting fees                                             9,141          1,560
        Directors' fees (NOTE 3)                                               7,020          1,134
                                                                        ------------   ------------
                                                                           2,272,784        355,227
        Administration fees (NOTE 3):
           Class A                                                           255,016         31,119
           Class L                                                           269,954          8,907
           Class Y                                                            70,606          2,031
           Class S                                                           156,682         21,759
           Class Z                                                                 -              -
           Class N                                                             3,140            521
        Distribution fees (NOTE 3):
           Class N                                                             2,163            397
        Service fees (NOTE 3):
           Class A                                                           203,752         27,935
           Class N                                                             2,163            397
                                                                        ------------   ------------
           Total expenses                                                  3,236,260        448,293
        Expenses waived (NOTE 3)                                                   -              -
        Class A Administration fees waived (NOTE 3)                                -              -
        Class L Administration fees waived (NOTE 3)                                -              -
        Class N Administration fees waived (NOTE 3)                                -              -
        Fees paid indirectly (NOTE 3)                                        (64,704)       (19,623)
                                                                        ------------   ------------
           Net expenses                                                    3,171,556        428,670
                                                                        ------------   ------------
           NET INVESTMENT INCOME (LOSS)                                    4,016,628        310,827
                                                                        ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                        10,859,831      9,652,668
           Closed futures contracts                                                -              -
           Foreign currency transactions                                           -            526
                                                                        ------------   ------------
            Net realized gain (loss)                                      10,859,831      9,653,194
                                                                        ------------   ------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                     1,435,387     (7,181,578)
           Open futures contracts                                                  -              -
           Translation of assets and liabilities in foreign currencies             -            117
                                                                        ------------   ------------
            Net unrealized gain (loss)                                     1,435,387     (7,181,461)
                                                                        ------------   ------------
            NET REALIZED AND UNREALIZED GAIN                              12,295,218      2,471,733
                                                                        ------------   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 16,311,846   $  2,782,560
                                                                        ============   ============

(a)     Net of withholding tax of:                                      $     19,357   $      1,516
(b)     Including securities lending income of:                               33,119          5,592

    The accompanying notes are an integral part of the financial statements.

                                                                         MASSMUTUAL     MASSMUTUAL     MASSMUTUAL     MASSMUTUAL
                                                                         LARGE CAP        INDEXED       BLUE CHIP     LARGE CAP
                                                                           VALUE          EQUITY         GROWTH         GROWTH
                                                                            FUND           FUND           FUND           FUND
                                                                        ------------   ------------   ------------   ------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                    $  6,404,962   $ 12,004,873   $  2,315,731   $    149,756
        Interest(b)                                                          138,670         80,027         48,722         13,638
                                                                        ------------   ------------   ------------   ------------
           Total investment income                                         6,543,632     12,084,900      2,364,453        163,394
                                                                        ------------   ------------   ------------   ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                2,827,327        738,463      1,509,698        137,780
        Custody fees                                                          64,185         65,842         23,741          2,816
        Trustee reporting                                                      2,931          2,931          2,931          4,275
        Audit fees                                                            15,140         18,718         12,979         10,761
        Proxy fees                                                               245            229            307            235
        Shareholder reporting fees                                            12,572         22,039          6,633            749
        Directors' fees (NOTE 3)                                               9,499         16,555          4,956            558
                                                                        ------------   ------------   ------------   ------------
                                                                           2,931,899        864,777      1,561,245        157,174
        Administration fees (NOTE 3):
           Class A                                                           298,916        454,737         63,147          2,590
           Class L                                                           376,586        451,934        621,450         14,255
           Class Y                                                            76,200        547,675          5,855          7,844
           Class S                                                           153,236      1,069,789         71,624         20,354
           Class Z                                                                 -         21,366              -              -
           Class N                                                             5,580          7,409          3,965            253
        Distribution fees (NOTE 3):
           Class N                                                             3,726          3,497          2,162            157
        Service fees (NOTE 3):
           Class A                                                           230,361        236,990         38,646          1,835
           Class N                                                             3,726          3,497          2,162            157
                                                                        ------------   ------------   ------------   ------------
           Total expenses                                                  4,080,230      3,661,671      2,370,256        204,619
        Expenses waived (NOTE 3)                                                   -              -              -        (13,651)
        Class A Administration fees waived (NOTE 3)                                -        (32,433)             -              -
        Class L Administration fees waived (NOTE 3)                                -        (31,119)             -              -
        Class N Administration fees waived (NOTE 3)                                -           (540)             -              -
        Fees paid indirectly (NOTE 3)                                           (323)             -        (19,902)        (4,087)
                                                                        ------------   ------------   ------------   ------------
           Net expenses                                                    4,079,907      3,597,579      2,350,354        186,881
                                                                        ------------   ------------   ------------   ------------
           NET INVESTMENT INCOME (LOSS)                                    2,463,725      8,487,321         14,099        (23,487)
                                                                        ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                        (3,126,463)       327,012      1,395,666      2,475,998
           Closed futures contracts                                                -        992,922              -              -
           Foreign currency transactions                                      (9,158)             -          1,564              -
                                                                        ------------   ------------   ------------   ------------
            Net realized gain (loss)                                      (3,135,621)     1,319,934      1,397,230      2,475,998
                                                                        ------------   ------------   ------------   ------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                    37,540,200     35,449,503      8,621,216     (1,651,410)
           Open futures contracts                                                  -       (107,977)             -              -
           Translation of assets and liabilities in foreign currencies           159              -           (703)             -
                                                                        ------------   ------------   ------------   ------------
            Net unrealized gain (loss)                                    37,540,359     35,341,526      8,620,513     (1,651,410)
                                                                        ------------   ------------   ------------   ------------
            NET REALIZED AND UNREALIZED GAIN                              34,404,738     36,661,460     10,017,743        824,588
                                                                        ------------   ------------   ------------   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 36,868,463   $ 45,148,781   $ 10,031,842   $    801,101
                                                                        ============   ============   ============   ============

(a)     Net of withholding tax of:                                      $    132,155   $          -   $      9,736   $      3,129
(b)     Including securities lending income of:                               44,620         33,587         15,398          1,744

                                                                         MASSMUTUAL     MASSMUTUAL
                                                                           GROWTH       AGGRESSIVE
                                                                           EQUITY         GROWTH
                                                                            FUND           FUND
                                                                        -----------   ------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                    $  3,168,112   $    334,890
        Interest(b)                                                          156,550         35,104
                                                                        ------------   ------------
           Total investment income                                         3,324,662        369,994
                                                                        ------------   ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                2,662,021      1,203,151
        Custody fees                                                          78,861         21,094
        Trustee reporting                                                      2,931          4,275
        Audit fees                                                            14,788         12,162
        Proxy fees                                                               245            463
        Shareholder reporting fees                                            11,540         14,240
        Directors' fees (NOTE 3)                                               8,714          3,274
                                                                        ------------   ------------
                                                                           2,779,100      1,258,659
        Administration fees (NOTE 3):
           Class A                                                           331,502        131,166
           Class L                                                           347,789        178,960
           Class Y                                                            76,374         20,195
           Class S                                                            96,740         60,391
           Class Z                                                                 -              -
           Class N                                                             2,786          1,597
        Distribution fees (NOTE 3):
           Class N                                                             2,004          1,012
        Service fees (NOTE 3):
           Class A                                                           278,573         95,213
           Class N                                                             2,004          1,012
                                                                        ------------   ------------
           Total expenses                                                  3,916,872      1,748,205
        Expenses waived (NOTE 3)                                                   -        (50,401)
        Class A Administration fees waived (NOTE 3)                                -              -
        Class L Administration fees waived (NOTE 3)                                -              -
        Class N Administration fees waived (NOTE 3)                                -              -
        Fees paid indirectly (NOTE 3)                                        (44,639)        (1,040)
                                                                        ------------   ------------
           Net expenses                                                    3,872,233      1,696,764
                                                                        ------------   ------------
           NET INVESTMENT INCOME (LOSS)                                     (547,571)    (1,326,770)
                                                                        ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                        35,296,463     34,398,808
           Closed futures contracts                                            2,225              -
           Foreign currency transactions                                     (14,083)        (9,538)
                                                                        ------------   ------------
            Net realized gain (loss)                                      35,284,605     34,389,270
                                                                        ------------   ------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                   (18,272,242)     1,444,597
           Open futures contracts                                                  -              -
           Translation of assets and liabilities in foreign currencies            42             27
                                                                        ------------   ------------
            Net unrealized gain (loss)                                   (18,272,200)     1,444,624
                                                                        ------------   ------------
            NET REALIZED AND UNREALIZED GAIN                              17,012,405     35,833,894
                                                                        ------------   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 16,464,834   $ 34,507,124
                                                                        ============   ============
(a)     Net of withholding tax of:                                      $     22,884   $          -
(b)     Including securities lending income of:                               27,895         13,569

                                                                                        MASSMUTUAL
                                                                         MASSMUTUAL      FOCUSED
                                                                           OTC 100         VALUE
                                                                            FUND           FUND
                                                                        ------------   ------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                    $     66,133   $  1,936,196
        Interest(b)                                                            8,129        136,150
                                                                        ------------   ------------
           Total investment income                                            74,262      2,072,346
                                                                        ------------   ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                   54,460      2,422,378
        Custody fees                                                          21,054         29,525
        Trustee reporting                                                      2,931          4,275
        Audit fees                                                            11,191         14,309
        Proxy fees                                                               229            245
        Shareholder reporting fees                                             1,196         10,175
        Directors' fees (NOTE 3)                                                 897          7,700
        Administration fees (NOTE 3):
           Class A                                                            92,523        299,224
           Class L                                                            47,673        226,649
           Class Y                                                             8,497         74,115
           Class S                                                            44,735        129,252
           Class N                                                               774          1,831
        Distribution fees (NOTE 3):
           Class N                                                               287          1,191
        Service fees (NOTE 3):
           Class A                                                            37,045        223,702
           Class N                                                               287          1,191
                                                                        ------------   ------------
           Total expenses                                                    323,779      3,445,762
        Expenses waived (NOTE 3)                                                   -              -
        Fees paid indirectly (NOTE 3)                                              -        (67,360)
                                                                        ------------   ------------
           Net expenses                                                      323,779      3,378,402
                                                                        ------------   ------------
           NET INVESTMENT INCOME (LOSS)                                     (249,517)    (1,306,056)
                                                                        ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                         4,473,337     48,183,743
           Closed futures contracts                                            8,926              -
                                                                        ------------   ------------
            Net realized gain                                              4,482,263     48,183,743
                                                                        ------------   ------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                    (2,459,611)   (18,211,503)
           Open futures contracts                                             16,894              -
           Translation of assets and liabilities in foreign currencies             -              -
                                                                        ------------   ------------
            Net unrealized gain (loss)                                    (2,442,717)   (18,211,503)
                                                                        ------------   ------------
            NET REALIZED AND UNREALIZED GAIN                               2,039,546     29,972,240
                                                                        ------------   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  1,790,029   $ 28,666,184
                                                                        ============   ============

(a)     Net of withholding tax of:                                      $        536   $          -
(b)     Including securities lending income of:                                4,831         39,088

    The accompanying notes are an integral part of the financial statements.

                                                                         MASSMUTUAL      MASSMUTUAL     MASSMUTUAL
                                                                        SMALL COMPANY    SMALL CAP       MID CAP
                                                                            VALUE          EQUITY     GROWTH EQUITY
                                                                            FUND            FUND           FUND
                                                                        -------------   ------------  -------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                    $   1,544,601   $  1,970,650  $     398,450
        Interest(b)                                                            97,076         97,061        110,426
                                                                        -------------   ------------  -------------
           Total investment income                                          1,641,677      2,067,711        508,876
                                                                        -------------   ------------  -------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                 1,105,892      1,356,943        524,202
        Custody fees                                                           26,186         26,097         10,754
        Trustee reporting                                                       4,275          4,275          4,275
        Audit fees                                                             11,755         13,347         11,475
        Proxy fees                                                                432             32            276
        Shareholder reporting fees                                              3,435          7,722          2,434
        Directors' fees (NOTE 3)                                                2,640          5,706          1,810
        Administration fees (NOTE 3):
           Class A                                                             98,821         21,174         53,145
           Class L                                                            100,051        116,681         55,505
           Class Y                                                             53,019         11,100         13,265
           Class S                                                             83,178        157,728         27,178
           Class N                                                              1,199            257            249
        Distribution fees (NOTE 3):
           Class N                                                                732            167            174
        Service fees (NOTE 3):
           Class A                                                             68,759         15,825         43,207
           Class N                                                                732            167            174
                                                                        -------------   ------------  -------------
           Total expenses                                                   1,561,106      1,737,221        748,123
        Expenses waived (NOTE 3)                                               (8,782)             -              -
        Fees paid indirectly (NOTE 3)                                         (55,333)             -        (15,782)
                                                                        -------------   ------------  -------------
           Net expenses                                                     1,496,991      1,737,221        732,341
                                                                        -------------   ------------  -------------
           NET INVESTMENT INCOME (LOSS)                                       144,686        330,490       (223,465)
                                                                        -------------   ------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                          8,471,008     20,479,929      9,262,432
           Closed futures contracts                                                 -              -              -
                                                                        -------------   ------------  -------------
            Net realized gain                                               8,471,008     20,479,929      9,262,432
                                                                        -------------   ------------  -------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                     18,405,819      2,419,396     (7,346,425)
           Open futures contracts                                                   -              -              -
           Translation of assets and liabilities in foreign currencies              -              -              -
                                                                        -------------   ------------  -------------
            Net unrealized gain (loss)                                     18,405,819      2,419,396     (7,346,425)
                                                                        -------------   ------------  -------------
            NET REALIZED AND UNREALIZED GAIN                               26,876,827     22,899,325      1,916,007
                                                                        -------------   ------------  -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  27,021,513   $ 23,229,815  $   1,692,542
                                                                        =============   ============  =============

(a)     Net of withholding tax of:                                      $           -   $          -  $       3,872
(b)     Including securities lending income of:                                44,117          6,861         25,674

                                                                           MASSMUTUAL        MASSMUTUAL     MASSMUTUAL
                                                                            MID CAP           SMALL CAP    SMALL COMPANY
                                                                        GROWTH EQUITY II   GROWTH EQUITY      GROWTH
                                                                             FUND              FUND            FUND
                                                                        ----------------   -------------   -------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                                    $        954,008   $   1,007,339   $     559,218
        Interest(b)                                                              112,335         204,885         116,922
                                                                        ----------------   -------------   -------------
           Total investment income                                             1,066,343       1,212,224         676,140
                                                                        ----------------   -------------   -------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                    2,182,340       2,026,956         802,223
        Custody fees                                                              52,010          48,679          42,463
        Trustee reporting                                                          2,931           4,277           4,275
        Audit fees                                                                13,547          13,388          11,483
        Proxy fees                                                                   245             266             339
        Shareholder reporting fees                                                 8,110           7,689           2,675
        Directors' fees (NOTE 3)                                                   6,148           5,798           2,067
        Administration fees (NOTE 3):
           Class A                                                               194,820         145,047         112,695
           Class L                                                               426,932         181,886          75,686
           Class Y                                                                49,057         115,545          41,941
           Class S                                                                59,764         143,269          29,996
           Class N                                                                 1,408             720           1,989
        Distribution fees (NOTE 3):
           Class N                                                                   940             393           1,246
        Service fees (NOTE 3):
           Class A                                                               150,139          88,986          80,704
           Class N                                                                   940             393           1,246
                                                                        ----------------   -------------   -------------
           Total expenses                                                      3,149,331       2,783,292       1,211,028
        Expenses waived (NOTE 3)                                                       -               -         (24,701)
        Fees paid indirectly (NOTE 3)                                            (37,690)        (80,210)        (81,825)
                                                                        ----------------   -------------   -------------
           Net expenses                                                        3,111,641       2,703,082       1,104,502
                                                                        ----------------   -------------   -------------
           NET INVESTMENT INCOME (LOSS)                                       (2,045,298)     (1,490,858)       (428,362)
                                                                        ----------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                            20,314,983      22,661,017      12,231,945
           Closed futures contracts                                                    -               -               -
                                                                        ----------------   -------------   -------------
            Net realized gain                                                 20,314,983      22,661,017      12,231,945
                                                                        ----------------   -------------   -------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                        24,754,204      (6,803,506)    (16,425,449)
           Open futures contracts                                                      -               -               -
           Translation of assets and liabilities in foreign currencies                15               -               -
                                                                        ----------------   -------------   -------------
            Net unrealized gain (loss)                                        24,754,219      (6,803,506)    (16,425,449)
                                                                        ----------------   -------------   -------------
            NET REALIZED AND UNREALIZED GAIN                                  45,069,202      15,857,511      (4,193,504)
                                                                        ----------------   -------------   -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     43,023,904   $  14,366,653   $  (4,621,866)
                                                                        ================   =============   =============

(a)     Net of withholding tax of:                                      $          8,764   $           -   $         917
(b)     Including securities lending income of:                                   40,625          87,148          65,037

                                                                         MASSMUTUAL      MASSMUTUAL
                                                                          EMERGING      INTERNATIONAL
                                                                           GROWTH          EQUITY
                                                                            FUND            FUND
                                                                        -------------   -------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a) (c)                                                $      48,650   $   8,917,676
        Interest(b)                                                            38,955         413,178
                                                                        -------------   -------------
           Total investment income                                             87,605       9,330,854
                                                                        -------------   -------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                   520,723       3,684,577
        Custody fees                                                           43,860         532,555
        Trustee reporting                                                       4,275           2,932
        Audit fees                                                             11,308          15,743
        Proxy fees                                                                307             276
        Shareholder reporting fees                                              1,936          13,869
        Directors' fees (NOTE 3)                                                1,467          10,381
                                                                        -------------   -------------
                                                                              583,876       4,260,333
        Administration fees (NOTE 3):
           Class A                                                             50,137          76,819
           Class L                                                             95,520         276,247
           Class Y                                                              3,292          31,515
           Class S                                                             17,298         336,494
           Class N                                                                290             266
        Distribution fees (NOTE 3):
           Class N                                                                188             192
        Service fees (NOTE 3):
           Class A                                                             37,483          65,056
           Class N                                                                188             192
                                                                        -------------   -------------
           Total expenses                                                     788,272       5,047,114
        Expenses waived (NOTE 3)                                                    -               -
        Fees paid indirectly (NOTE 3)                                               -         (61,891)
                                                                        -------------   -------------
           Net expenses                                                       788,272       4,985,223
                                                                        -------------   -------------
           NET INVESTMENT INCOME (LOSS)                                      (700,667)      4,345,631
                                                                        -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
           Investment transactions(d)                                      10,965,566      39,302,972
           Foreign currency transactions                                            -      (1,786,935)
                                                                        -------------   -------------
            Net realized gain (loss)                                       10,965,566      37,516,037
                                                                        -------------   -------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                     (6,087,829)    (31,117,399)
           Translation of assets and liabilities in foreign currencies              -        (141,978)
                                                                        -------------   -------------
            Net unrealized gain (loss)                                     (6,087,829)    (31,259,377)
                                                                        -------------   -------------
            NET REALIZED AND UNREALIZED GAIN                                4,877,737       6,256,660
                                                                        -------------   -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   4,177,070   $  10,602,291
                                                                        =============   =============

(a)     Net of withholding tax of:                                      $          39   $   1,122,506
(b)     Including securities lending income of:                                23,497         467,782
(c)     Includes income earned from affiliated issuers (NOTE 2)
(d)     Includes realized gain(loss) from affiliated issuers (NOTE 2)

    The accompanying notes are an integral part of the financial statements.

                                                                                           MASSMUTUAL         MASSMUTUAL
                                                                          MASSMUTUAL       DESTINATION        DESTINATION
                                                                           OVERSEAS     RETIREMENT INCOME   RETIREMENT 2010
                                                                             FUND             FUND               FUND
                                                                        -------------   -----------------   ---------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a) (c)                                                $   6,037,305   $           5,512   $           197
        Interest(b)                                                           151,912                   -                 -
                                                                        -------------   -----------------   ---------------
           Total investment income                                          6,189,217               5,512               197
                                                                        -------------   -----------------   ---------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                 2,097,295              16,405               535
        Custody fees                                                          324,378               5,364             6,908
        Trustee reporting                                                       4,275               2,880             2,880
        Audit fees                                                             12,724              10,665            10,632
        Proxy fees                                                                307                 213               213
        Shareholder reporting fees                                              5,633               1,462             1,387
        Directors' fees (NOTE 3)                                                4,332                 143                71
                                                                        -------------   -----------------   ---------------
                                                                            2,448,944              37,132            22,626
        Administration fees (NOTE 3):
           Class A                                                            101,506                 482               310
           Class L                                                            132,760              31,900               737
           Class Y                                                             36,692               4,712                59
           Class S                                                             33,108                  60                62
           Class N                                                                564                  98               110
        Distribution fees (NOTE 3):
           Class N                                                                479                 125               125
        Service fees (NOTE 3):
           Class A                                                            103,874                 825               456
           Class N                                                                479                 125               125
                                                                        -------------   -----------------   ---------------
           Total expenses                                                   2,858,406              75,459            24,610
        Expenses waived (NOTE 3)                                              (24,601)             (6,006)          (21,764)
        Fees paid indirectly (NOTE 3)                                         (10,298)                  -                 -
                                                                        -------------   -----------------   ---------------
           Net expenses                                                     2,823,507              69,453             2,846
                                                                        -------------   -----------------   ---------------
           NET INVESTMENT INCOME (LOSS)                                     3,365,710             (63,941)           (2,649)
                                                                        -------------   -----------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
           Investment transactions(d)                                      11,452,600             (52,739)              273
           Foreign currency transactions                                       73,684                   -                 -
                                                                        -------------   -----------------   ---------------
            Net realized gain (loss)                                       11,526,284             (52,739)              273
                                                                        -------------   -----------------   ---------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                      3,173,030             206,223            51,066
           Translation of assets and liabilities in foreign currencies          1,543                   -                 -
                                                                        -------------   -----------------   ---------------
            Net unrealized gain (loss)                                      3,174,573             206,223            51,066
                                                                        -------------   -----------------   ---------------
            NET REALIZED AND UNREALIZED GAIN                               14,700,857             153,484            51,339
                                                                        -------------   -----------------   ---------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  18,066,567   $          89,543   $        48,690
                                                                        =============   =================   ===============

(a)     Net of withholding tax of:                                      $     751,720   $               -   $             -
(b)     Including securities lending income of:                               135,006                   -                 -
(c)     Includes income earned from affiliated issuers (NOTE 2)
(d)     Includes realized gain(loss) from affiliated issuers (NOTE 2)

                                                                          MASSMUTUAL        MASSMUTUAL        MASSMUTUAL
                                                                          DESTINATION       DESTINATION       DESTINATION
                                                                        RETIREMENT 2020   RETIREMENT 2030   RETIREMENT 2040
                                                                             FUND              FUND              FUND
                                                                        --------------    --------------    --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a) (c)                                                $             -   $             -   $             -
        Interest(b)                                                                   -                 -                 -
                                                                        ---------------   ---------------   ---------------
           Total investment income                                                    -                 -                 -
                                                                        ---------------   ---------------   ---------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                      24,129            19,331            12,194
        Custody fees                                                              7,728             7,084             5,364
        Trustee reporting                                                         2,880             2,880             2,880
        Audit fees                                                               10,738            10,709            10,672
        Proxy fees                                                                  213               213               213
        Shareholder reporting fees                                                1,640             1,577             1,482
        Directors' fees (NOTE 3)                                                    296               239               155
                                                                        ---------------   ---------------   ---------------
                                                                                 47,624            42,033            32,960
        Administration fees (NOTE 3):
           Class A                                                                  417             1,235               325
           Class L                                                               83,572            64,985            38,424
           Class Y                                                                   88                61                31
           Class S                                                                   82                73                36
           Class N                                                                  114               113               108
        Distribution fees (NOTE 3):
           Class N                                                                  126               127               127
        Service fees (NOTE 3):
           Class A                                                                  593             1,782               502
           Class N                                                                  126               127               127
                                                                        ---------------   ---------------   ---------------
           Total expenses                                                       132,742           110,536            72,640
        Expenses waived (NOTE 3)                                                (11,817)          (12,382)          (11,401)
        Fees paid indirectly (NOTE 3)                                                 -                 -                 -
                                                                        ---------------   ---------------   ---------------
           Net expenses                                                         120,925            98,154            61,239
                                                                        ---------------   ---------------   ---------------
           NET INVESTMENT INCOME (LOSS)                                        (120,925)          (98,154)          (61,239)
                                                                        ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
           Investment transactions(d)                                            20,976            28,792            32,702
           Foreign currency transactions                                              -                 -                 -
                                                                        ---------------   ---------------   ---------------
            Net realized gain (loss)                                             20,976            28,792            32,702
                                                                        ---------------   ---------------   ---------------
        Net change in unrealized appreciation (depreciation) on:
           Investments                                                        1,389,503         2,848,030         2,460,450
           Translation of assets and liabilities in foreign currencies                -                 -                 -
                                                                        ---------------   ---------------   ---------------
            Net unrealized gain (loss)                                        1,389,503         2,848,030         2,460,450
                                                                        ---------------   ---------------   ---------------
            NET REALIZED AND UNREALIZED GAIN                                  1,410,479         2,876,822         2,493,152
                                                                        ---------------   ---------------   ---------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     1,289,554   $     2,778,668   $     2,431,913
                                                                        ===============   ===============   ===============

(a)     Net of withholding tax of:                                      $             -   $             -   $             -
(b)     Including securities lending income of:                                       -                 -                 -
(c)     Includes income earned from affiliated issuers (NOTE 2)
(d)     Includes realized gain(loss) from affiliated issuers (NOTE 2)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MASSMUTUAL MONEY MARKET FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      1,014,931    $      3,173,857
    Net realized gain on investment transactions and forward
      commitments                                                             28,533               2,128
    Net change in unrealized appreciation (depreciation) on
      investments and forward commitments                                          -                   -
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                       1,043,464           3,175,985
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                (53,832)           (212,346)
      Class L                                                               (100,414)           (288,229)
      Class Y                                                               (184,630)           (508,505)
      Class S                                                               (676,055)         (2,164,777)
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                    (1,014,931)         (3,173,857)
    From net realized gains:
      Class A                                                                 (4,609)               (321)
      Class L                                                                 (3,754)               (236)
      Class Y                                                                 (4,992)               (319)
      Class S                                                                (15,348)             (1,083)
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                          (28,703)             (1,959)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                6,836,046         (11,363,632)
    Class L                                                                7,350,178         (11,505,510)
    Class Y                                                               (9,552,949)        (16,727,096)
    Class S                                                              (17,401,022)        (62,801,958)
    Class N                                                                        -                   -
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (12,767,747)       (102,398,196)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (12,767,917)       (102,398,027)
NET ASSETS:
    Beginning of period                                                  494,004,250         596,402,277
                                                                    ----------------    ----------------
    End of period                                                   $    481,236,333    $    494,004,250
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $        (10,164)   $        (10,164)
                                                                    ================    ================

  *  FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                          SHORT-DURATION BOND FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      6,980,217    $     13,313,218
    Net realized gain on investment transactions and forward
      commitments                                                          1,083,871             532,335
    Net change in unrealized appreciation (depreciation) on
      investments and forward commitments                                 (7,862,358)         (1,139,685)
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                         201,730          12,705,868
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -          (1,618,600)
      Class L                                                                      -          (7,163,674)
      Class Y                                                                      -          (2,230,314)
      Class S                                                                      -          (5,115,170)
      Class N                                                                      -              (3,494)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -         (16,131,252)
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                7,546,702          22,602,558
    Class L                                                                1,747,062          46,088,271
    Class Y                                                               (4,723,367)         13,519,938
    Class S                                                               (5,854,169)        (18,960,548)
    Class N                                                                        -               3,494
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    (1,283,772)         63,253,713
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               (1,082,042)         59,828,329
NET ASSETS:
    Beginning of period                                                  409,709,340         349,881,011
                                                                    ----------------    ----------------
    End of period                                                   $    408,627,298    $    409,709,340
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      5,945,108    $     (1,035,109)
                                                                    ================    ================

                                                                                 MASSMUTUAL
                                                                        INFLATION-PROTECTED BOND FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      1,543,639    $              -
    Net realized gain on investment transactions and forward
      commitments                                                            148,817                   -
    Net change in unrealized appreciation (depreciation) on
      investments and forward commitments                                 (4,826,374)                  -
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                      (3,133,918)                  -
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                  704,402                 500
    Class L                                                                1,885,115                 500
    Class Y                                                               59,744,749                 500
    Class S                                                               64,405,244          10,521,800
    Class N                                                                  100,000                 500
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   126,839,510          10,523,800
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              123,705,592          10,523,800
NET ASSETS:
    Beginning of period                                                   10,523,800                   -
                                                                    ----------------    ----------------
    End of period                                                   $    134,229,392    $     10,523,800
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      1,543,639    $              -
                                                                    ================    ================

                                                                          MASSMUTUAL CORE BOND FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $     27,279,177    $     68,347,898
    Net realized gain on investment transactions and forward
      commitments                                                          6,734,546          44,162,718
    Net change in unrealized appreciation (depreciation) on
      investments and forward commitments                                (31,909,382)        (15,521,646)
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                       2,104,341          96,988,970
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -         (11,039,067)
      Class L                                                                      -         (19,415,058)
      Class Y                                                                      -          (8,278,764)
      Class S                                                                      -         (46,344,913)
      Class N                                                                      -             (68,612)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -         (85,146,414)
    From net realized gains:
      Class A                                                                      -          (2,659,519)
      Class L                                                                      -          (4,514,340)
      Class Y                                                                      -          (1,880,301)
      Class S                                                                      -         (10,721,055)
      Class N                                                                      -             (15,165)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -         (19,790,380)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                1,118,548          52,551,451
    Class L                                                               34,841,104          65,078,908
    Class Y                                                               20,212,726         (17,168,894)
    Class S                                                              (80,038,631)       (442,857,087)
    Class N                                                                  (52,275)          1,165,079
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (23,918,528)       (341,230,543)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (21,814,187)       (349,178,367)
NET ASSETS:
    Beginning of period                                                1,522,714,421       1,871,892,788
                                                                    ----------------    ----------------
    End of period                                                   $  1,500,900,234    $  1,522,714,421
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $     24,610,344    $     (2,668,833)
                                                                    ================    ================

                                                                      MASSMUTUAL DIVERSIFIED BOND FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      3,693,285    $      3,543,401
    Net realized gain (loss) on investment transactions, forward commitments, futures contracts, swap contracts, written
      options and translation of assets and liabilities in
      foreign currencies                                                   1,023,864           1,224,737
    Net change in unrealized appreciation (depreciation) on
      investments, forward commitments, futures contracts, swap
      contracts, written options, and translation of assets
      and liabilities in foreign currencies                               (4,682,338)          1,870,255
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  34,811           6,638,393
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (206,037)
      Class L                                                                      -          (1,712,409)
      Class Y                                                                      -            (188,635)
      Class S                                                                      -          (1,941,978)
      Class N                                                                      -              (2,149)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (4,051,208)
    From net realized gains:
      Class A                                                                      -             (31,237)
      Class L                                                                      -            (161,727)
      Class Y                                                                      -             (18,000)
      Class S                                                                      -            (185,723)
      Class N                                                                      -                (283)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -            (396,970)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                8,823,444          (7,740,605)
    Class L                                                               33,983,354          65,061,345
    Class Y                                                                  (58,588)          2,975,065
    Class S                                                               18,651,780          33,572,471
    Class N                                                                   11,320               4,831
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    61,411,310          93,873,107
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               61,446,121          96,063,322
NET ASSETS:
    Beginning of period                                                  158,323,588          62,260,266
                                                                    ----------------    ----------------
    End of period                                                   $    219,769,709    $    158,323,588
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      3,638,321    $        (54,964)
                                                                    ================    ================

  *  FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                          MASSMUTUAL BALANCED FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      2,792,516    $      6,056,878
    Net realized gain (loss) on investment transactions, forward commitments, futures contracts, swap contracts, written
      options and translation of assets and liabilities in
      foreign currencies                                                  12,584,061          (3,363,483)
    Net change in unrealized appreciation (depreciation) on
      investments, forward commitments, futures contracts, swap
      contracts, written options, and translation of assets
      and liabilities in foreign currencies                               (8,555,398)         42,767,827
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               6,821,179          45,461,222
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (131,030)
      Class L                                                                      -             (44,639)
      Class Y                                                                      -             (43,277)
      Class S                                                                      -          (6,173,796)
      Class N                                                                      -             (10,156)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (6,402,898)
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                  (40,380)            938,775
    Class L                                                                1,335,472          (1,290,909)
    Class Y                                                                  (81,005)           (567,283)
    Class S                                                              (14,307,513)        (20,964,867)
    Class N                                                                    4,141             386,865
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (13,089,285)        (21,497,419)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               (6,268,106)         17,560,905
NET ASSETS:
    Beginning of period                                                  290,006,478         272,445,573
                                                                    ----------------    ----------------
    End of period                                                   $    283,738,372    $    290,006,478
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      2,661,620    $       (130,896)
                                                                    ================    ================

                                                                      MASSMUTUAL STRATEGIC BALANCED FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $        617,639    $              -
    Net realized gain (loss) on investment transactions, forward commitments, futures contracts, swap contracts, written
      options and translation of assets and liabilities in
      foreign currencies                                                    (184,792)                  -
    Net change in unrealized appreciation (depreciation) on
      investments, forward commitments, futures contracts, swap
      contracts, written options, and translation of assets
      and liabilities in foreign currencies                                  106,243                   -
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 539,090                   -
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               12,245,923                 500
    Class L                                                              106,821,153                 500
    Class Y                                                               98,477,866                 500
    Class S                                                                1,366,849          10,000,500
    Class N                                                                  396,675                 500
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   219,308,466          10,002,500
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              219,847,556          10,002,500
NET ASSETS:
    Beginning of period                                                   10,002,500                   -
                                                                    ----------------    ----------------
    End of period                                                   $    229,850,056    $     10,002,500
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $        617,639    $              -
                                                                    ================    ================

                                                                      MASSMUTUAL CORE VALUE EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      7,165,246    $     15,331,003
    Net realized gain (loss) on investment transactions, forward commitments, futures contracts, swap contracts, written
      options and translation of assets and liabilities in
      foreign currencies                                                  41,647,819         (60,579,703)
    Net change in unrealized appreciation (depreciation) on
      investments, forward commitments, futures contracts, swap
      contracts, written options, and translation of assets
      and liabilities in foreign currencies                              (16,913,501)        266,573,166
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              31,899,564         221,324,466
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (276,785)
      Class L                                                                      -          (1,267,877)
      Class Y                                                                      -             (76,834)
      Class S                                                                      -         (12,067,641)
      Class N                                                                      -              (1,661)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -         (13,690,798)
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               (1,030,003)          2,009,683
    Class L                                                                  113,693           5,038,678
    Class Y                                                                  225,399          (4,362,260)
    Class S                                                              (66,367,734)       (223,038,337)
    Class N                                                                    2,353             240,698
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (67,056,292)       (220,111,538)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (35,156,728)        (12,477,870)
NET ASSETS:
    Beginning of period                                                  901,754,511         914,232,381
                                                                    ----------------    ----------------
    End of period                                                   $    866,597,783    $    901,754,511
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $     22,473,791    $     15,308,545
                                                                    ================    ================

                                                                      MASSMUTUAL FUNDAMENTAL VALUE FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      4,016,628    $      5,064,215
    Net realized gain (loss) on investment transactions, future
      contracts and foreign currency translation                          10,859,831            (833,745)
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                  1,435,387          95,058,710
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              16,311,846          99,289,180
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (927,459)
      Class L                                                                      -          (1,142,858)
      Class Y                                                                      -            (729,717)
      Class S                                                                      -          (2,269,500)
      Class Z                                                                      -                   -
      Class N                                                                      -             (14,224)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (5,083,758)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               48,700,057          69,736,302
    Class L                                                               56,363,539          67,732,974
    Class Y                                                               20,204,258          28,321,522
    Class S                                                               48,611,460          90,551,986
    Class Z                                                                        -                   -
    Class N                                                                 (513,906)          1,625,565
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   173,365,408         257,968,349
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              189,677,254         352,173,771
NET ASSETS:
    Beginning of period                                                  576,222,030         224,048,259
                                                                    ----------------    ----------------
    End of period                                                   $    765,899,284    $    576,222,030
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      4,013,313    $         (3,315)
                                                                    ================    ================

    The accompanying notes are an integral part of the financial statements.

                                                                        MASSMUTUAL VALUE EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $        310,827    $      1,345,559
    Net realized gain (loss) on investment transactions, future
      contracts and foreign currency translation                           9,653,194            (737,030)
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                 (7,181,461)         23,726,771
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               2,782,560          24,335,300
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (217,954)
      Class L                                                                      -             (79,886)
      Class Y                                                                      -             (50,613)
      Class S                                                                      -            (997,000)
      Class Z                                                                      -                   -
      Class N                                                                      -              (1,099)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (1,346,552)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                1,512,345           1,218,824
    Class L                                                                  127,505             356,353
    Class Y                                                               (1,231,107)         (6,025,944)
    Class S                                                              (19,556,918)         (8,499,627)
    Class Z                                                                        -                   -
    Class N                                                                    3,052             122,038
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (19,145,123)        (12,828,356)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (16,362,563)         10,160,392
NET ASSETS:
    Beginning of period                                                   98,882,922          88,722,530
                                                                    ----------------    ----------------
    End of period                                                   $     82,520,359    $     98,882,922
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $        311,077    $            250
                                                                    ================    ================

                                                                       MASSMUTUAL LARGE CAP VALUE FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                YEAR
                                                                     JUNE 30, 2004           ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      2,463,725    $      4,517,988
    Net realized gain (loss) on investment transactions, future
      contracts and foreign currency translation                          (3,135,621)        (15,818,450)
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                 37,540,359         174,720,357
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              36,868,463         163,419,895
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (550,122)
      Class L                                                                      -          (1,150,575)
      Class Y                                                                      -            (533,770)
      Class S                                                                      -          (2,430,954)
      Class Z                                                                      -                   -
      Class N                                                                      -             (19,919)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (4,685,340)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               45,412,824          29,933,828
    Class L                                                               34,055,177          51,312,435
    Class Y                                                               13,659,535          24,743,546
    Class S                                                               32,258,423          34,711,981
    Class Z                                                                        -                   -
    Class N                                                                   50,356           2,643,633
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   125,436,315         143,345,423
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              162,304,778         302,079,978
NET ASSETS:
    Beginning of period                                                  781,871,999         479,792,021
                                                                    ----------------    ----------------
    End of period                                                   $    944,176,777    $    781,871,999
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      2,496,501    $         32,776
                                                                    ================    ================

                                                                       MASSMUTUAL INDEXED EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                YEAR
                                                                     JUNE 30, 2004           ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $      8,487,321    $     14,411,360
    Net realized gain (loss) on investment transactions, future
      contracts and foreign currency translation                           1,319,934          (1,562,649)
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                 35,341,526         270,989,933
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              45,148,781         283,838,644
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -          (1,289,285)
      Class L                                                                      -          (1,877,635)
      Class Y                                                                      -          (3,199,507)
      Class S                                                                      -          (7,573,075)
      Class Z                                                                      -            (546,840)
      Class N                                                                      -             (24,237)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -         (14,510,579)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               51,477,643          61,496,203
    Class L                                                               13,419,372          96,387,674
    Class Y                                                               46,221,710          42,440,353
    Class S                                                               (6,363,795)         (7,151,150)
    Class Z                                                               12,245,990          19,821,400
    Class N                                                                  900,833           2,152,156
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   117,901,753         215,146,636
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              163,050,534         484,474,701
NET ASSETS:
    Beginning of period                                                1,392,513,960         908,039,259
                                                                    ----------------    ----------------
    End of period                                                   $  1,555,564,494    $  1,392,513,960
                                                                    ================    ================
    Undistributed net investment income (distributions in
      excess of net investment income) included in net assets
      at end of the period                                          $      8,478,245    $         (9,076)
                                                                    ================    ================

                                                                      MASSMUTUAL BLUE CHIP GROWTH FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $         14,099    $        650,427
    Net realized gain (loss) on investment transactions, future contracts and translation of assets and liabilities in
      foreign currency                                                     1,397,230         (15,481,087)
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                  8,620,513          92,838,217
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              10,031,842          78,007,557
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -             (27,904)
      Class L                                                                      -            (329,096)
      Class Y                                                                      -              (9,505)
      Class S                                                                      -            (287,842)
      Class N                                                                      -                (277)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -            (654,624)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                4,930,627          18,783,416
    Class L                                                                 (908,752)         28,716,721
    Class Y                                                                  511,760           2,272,201
    Class S                                                               (4,774,253)          2,190,610
    Class N                                                                  831,383           1,246,564
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                       590,765          53,209,512
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               10,622,607         130,562,445
NET ASSETS:
    Beginning of period                                                  426,040,347         295,477,902
                                                                    ----------------    ----------------
    End of period                                                   $    436,662,954    $    426,040,347
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets at end of
      the period                                                    $          7,014    $         (7,085)
                                                                    ================    ================

    The accompanying notes are an integral part of the financial statements.

                                                                      MASSMUTUAL LARGE CAP GROWTH FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $        (23,487)   $         25,929
    Net realized gain (loss) on investment transactions, future contracts and translation of assets and liabilities in
      foreign currency                                                     2,475,998          (2,362,073)
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                 (1,651,410)         10,090,958
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 801,101           7,754,814
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -             (11,604)
      Class S                                                                      -             (22,220)
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -             (33,824)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                  231,485             365,902
    Class L                                                                  721,801           2,626,779
    Class Y                                                                   27,894           7,340,972
    Class S                                                              (16,307,999)           (363,543)
    Class N                                                                      306               2,676
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (15,326,513)          9,972,786
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (14,525,412)         17,693,776
NET ASSETS:
    Beginning of period                                                   50,609,908          32,916,132
                                                                    ----------------    ----------------
    End of period                                                   $     36,084,496    $     50,609,908
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets at end of
      the period                                                    $        (23,967)   $           (480)
                                                                    ================    ================

                                                                       MASSMUTUAL GROWTH EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $       (547,571)   $       (184,800)
    Net realized gain (loss) on investment transactions, future contracts and translation of assets and liabilities in
      foreign currency                                                    35,284,605          63,304,446
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                (18,272,200)         44,494,236
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              16,464,834         107,613,882
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               17,811,505          99,468,734
    Class L                                                               45,337,958          71,463,884
    Class Y                                                                1,268,332          14,426,307
    Class S                                                                7,885,177          54,501,986
    Class N                                                                  (47,850)          1,467,880
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    72,255,122         241,328,791
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               88,719,956         348,942,673
NET ASSETS:
    Beginning of period                                                  728,827,170         379,884,497
                                                                    ----------------    ----------------
    End of period                                                   $    817,547,126    $    728,827,170
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets at end of
      the period                                                    $       (566,816)   $        (19,245)
                                                                    ================    ================

                                                                      MASSMUTUAL AGGRESSIVE GROWTH FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                YEAR
                                                                     JUNE 30, 2004           ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $     (1,326,770)   $       (492,999)
    Net realized gain (loss) on investment transactions, future contracts and translation of assets and liabilities in
      foreign currency                                                    34,389,270           4,048,046
    Net change in unrealized appreciation (depreciation) on
      investments, future contracts and translation of assets
      and liabilities in foreign currency                                  1,444,624          46,171,968
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              34,507,124          49,727,015
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               18,548,926          13,303,616
    Class L                                                               41,277,096          31,970,738
    Class Y                                                                6,302,551           3,434,464
    Class S                                                               34,724,625          43,965,611
    Class N                                                                  438,145             493,542
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   101,291,343          93,167,971
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              135,798,467         142,894,986
NET ASSETS:
    Beginning of period                                                  267,382,348         124,487,362
                                                                    ----------------    ----------------
    End of period                                                   $    403,180,815    $    267,382,348
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets at end of
      the period                                                    $     (1,344,160)   $        (17,390)
                                                                    ================    ================

                                                                          MASSMUTUAL OTC 100 FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $       (249,517)   $       (309,428)
    Net realized gain (loss) on investment transactions and
      futures contracts                                                    4,482,263          (2,343,555)
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts                                   (2,442,717)         20,942,554
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               1,790,029          18,289,571
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                 (629,001)         11,184,157
    Class L                                                               (1,511,556)          5,124,334
    Class Y                                                                  130,577           1,961,871
    Class S                                                               (6,427,576)         13,354,675
    Class N                                                                  241,879               2,268
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    (8,195,677)         31,627,305
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               (6,405,648)         49,916,876
NET ASSETS:
    Beginning of period                                                   76,258,620          26,341,744
                                                                    ----------------    ----------------
    End of period                                                   $     69,852,972    $     76,258,620
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) included in net assets at end of the
      period                                                        $       (251,221)   $         (1,704)
                                                                    ================    ================

    The accompanying notes are an integral part of the financial statements.

                                                                       MASSMUTUAL FOCUSED VALUE FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $     (1,306,056)   $       (334,148)
    Net realized gain (loss) on investment transactions and
      futures contracts                                                   48,183,743          29,707,822
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts                                  (18,211,503)        132,069,939
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              28,666,184         161,443,613
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                (839)
      Class Y                                                                      -              (1,466)
      Class S                                                                      -             (15,701)
      Class N                                                                      -                 (15)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -             (18,021)
    From net realized gains:
      Class A                                                                      -          (3,724,836)
      Class L                                                                      -          (2,669,225)
      Class Y                                                                      -          (1,800,806)
      Class S                                                                      -          (6,769,993)
      Class N                                                                      -             (21,328)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -         (14,986,188)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               30,412,447          71,673,188
    Class L                                                               28,204,080          48,590,374
    Class Y                                                                9,604,051          12,005,182
    Class S                                                               13,012,687         113,657,251
    Class N                                                                  114,140             714,855
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    81,347,405         246,640,850
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              110,013,589         393,080,254
NET ASSETS:
    Beginning of period                                                  646,923,021         253,842,767
                                                                    ----------------    ----------------
    End of period                                                   $    756,936,610    $    646,923,021
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) included in net assets at end of the
      period                                                        $     (1,312,121)   $         (6,065)
                                                                    ================    ================

                                                                    MASSMUTUAL SMALL COMPANY VALUE FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $        144,686    $        563,885
    Net realized gain (loss) on investment transactions and
      futures contracts                                                    8,471,008           4,904,980
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts                                   18,405,819          36,856,024
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              27,021,513          42,324,889
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -             (43,182)
      Class L                                                                      -             (76,630)
      Class Y                                                                      -            (150,682)
      Class S                                                                      -            (311,648)
      Class N                                                                      -                (175)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -            (582,317)
    From net realized gains:
      Class A                                                                      -             (85,674)
      Class L                                                                      -             (50,763)
      Class Y                                                                      -             (89,042)
      Class S                                                                      -            (174,528)
      Class N                                                                      -              (1,087)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -            (401,094)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               18,863,182          26,702,163
    Class L                                                               25,556,118          30,311,352
    Class Y                                                               12,687,900          17,882,048
    Class S                                                               28,741,413          17,537,554
    Class N                                                                   56,193             369,808
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    85,904,806          92,802,925
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              112,926,319         134,144,403
NET ASSETS:
    Beginning of period                                                  210,164,162          76,019,759
                                                                    ----------------    ----------------
    End of period                                                   $    323,090,481    $    210,164,162
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) included in net assets at end of the
      period                                                        $        287,921    $        143,235
                                                                    ================    ================

                                                                      MASSMUTUAL SMALL CAP EQUITY FUND
                                                                    ------------------------------------
                                                                      SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $        330,490    $      1,108,845
    Net realized gain (loss) on investment transactions and
      futures contracts                                                   20,479,929           9,111,858
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts                                    2,419,396         113,872,517
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              23,229,815         124,093,220
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -             (60,163)
      Class Y                                                                      -             (19,843)
      Class S                                                                      -          (1,035,273)
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (1,115,279)
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               (2,862,023)            732,580
    Class L                                                                6,308,394           1,193,464
    Class Y                                                                  (93,582)         (5,957,142)
    Class S                                                              (32,757,450)        (59,888,432)
    Class N                                                                        -                   -
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (29,404,661)        (63,919,530)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               (6,174,846)         59,058,411
NET ASSETS:
    Beginning of period                                                  475,335,980         416,277,569
                                                                    ----------------    ----------------
    End of period                                                   $    469,161,134    $    475,335,980
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) included in net assets at end of the
      period                                                        $        319,199    $        (11,291)
                                                                    ================    ================

                                                                              MASSMUTUAL MID CAP
                                                                              GROWTH EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $       (223,465)   $       (644,773)
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                        9,262,432           3,277,574
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities in
      foreign currency                                                    (7,346,425)         32,545,025
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                       1,692,542          35,177,826
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               (7,445,214)          6,589,315
    Class L                                                                  480,580           3,029,178
    Class Y                                                                  688,472           3,502,167
    Class S                                                              (12,105,608)          5,702,869
    Class N                                                                    2,505               6,303
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (18,379,265)         18,829,832
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (16,686,723)         54,007,658
NET ASSETS:
    Beginning of period                                                  158,486,335         104,478,677
                                                                    ----------------    ----------------
    End of period                                                   $    141,799,612    $    158,486,335
                                                                    ================    ================
    Accumulated net investment loss included in net assets at
      end of the period                                             $       (227,450)   $         (3,985)
                                                                    ================    ================

    The accompanying notes are an integral part of the financial statements.

                                                                              MASSMUTUAL MID CAP
                                                                            GROWTH EQUITY II FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $     (2,045,298)   $     (2,238,558)
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                       20,314,983          14,060,439
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities in
      foreign currency                                                    24,754,219         102,169,309
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                      43,023,904         113,991,190
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               42,402,335          42,882,570
    Class L                                                               59,726,134          56,305,479
    Class Y                                                               13,036,816          10,594,258
    Class S                                                               24,941,152          24,061,394
    Class N                                                                  416,570             443,512
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   140,523,007         134,287,213
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              183,546,911         248,278,403
NET ASSETS:
    Beginning of period                                                  496,612,166         248,333,763
                                                                    ----------------    ----------------
    End of period                                                   $    680,159,077    $    496,612,166
                                                                    ================    ================
    Accumulated net investment loss included in net assets at
      end of the period                                             $     (2,060,772)   $        (15,474)
                                                                    ================    ================

                                                                            MASSMUTUAL SMALL CAP
                                                                             GROWTH EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                YEAR
                                                                     JUNE 30, 2004           ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $     (1,490,858)   $     (2,446,516)
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                       22,661,017            (312,646)
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities in
      foreign currency                                                    (6,803,506)        125,801,395
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                      14,366,653         123,042,233
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net realized gains:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                1,830,956          14,551,052
    Class L                                                               (2,437,024)         19,958,559
    Class Y                                                                4,740,618          22,748,276
    Class S                                                              (15,032,878)         58,210,672
    Class N                                                                  542,169               3,605
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (10,356,159)        115,472,164
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                                4,010,494         238,514,397
NET ASSETS:
    Beginning of period                                                  485,428,967         246,914,570
                                                                    ----------------    ----------------
    End of period                                                   $    489,439,461    $    485,428,967
                                                                    ================    ================
    Accumulated net investment loss included in net assets at
      end of the period                                             $     (1,497,777)   $         (6,919)
                                                                    ================    ================

                                                                          MASSMUTUAL SMALL COMPANY
                                                                                GROWTH FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                YEAR
                                                                     JUNE 30, 2004           ENDED
                                                                      (UNAUDITED)       DECEMBER 31, 2003
                                                                    ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $       (428,362)   $       (595,921)
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                       12,231,945          15,946,268
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities in
      foreign currency                                                   (16,425,449)         22,523,189
                                                                    ----------------    ----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS                                                      (4,621,866)         37,873,536
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net realized gains:
      Class A                                                                      -          (2,491,228)
      Class L                                                                      -          (1,656,669)
      Class Y                                                                      -          (1,737,578)
      Class S                                                                      -          (1,383,485)
      Class N                                                                      -             (44,438)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (7,313,398)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               11,241,775          40,460,350
    Class L                                                               11,525,164          15,225,444
    Class Y                                                                3,152,301          21,666,453
    Class S                                                                5,389,467          15,421,007
    Class N                                                                   16,104             750,090
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    31,324,811          93,523,344
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               26,702,945         124,083,482
NET ASSETS:
    Beginning of period                                                  158,849,078          34,765,596
                                                                    ----------------    ----------------
    End of period                                                   $    185,552,023    $    158,849,078
                                                                    ================    ================
    Accumulated net investment loss included in net assets at
      end of the period                                             $       (429,061)   $           (699)
                                                                    ================    ================

                                                                       MASSMUTUAL EMERGING GROWTH FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $       (700,667)   $       (887,594)
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                       10,965,566          16,059,050
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities
      in foreign currency                                                 (6,087,829)         17,309,332
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               4,177,070          32,480,788
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                3,066,391           9,809,273
    Class L                                                                9,823,122          15,300,277
    Class Y                                                                  889,439             504,091
    Class S                                                               (3,775,392)          4,192,992
    Class N                                                                        -                   -
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                    10,003,560          29,806,633
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                               14,180,630          62,287,421
NET ASSETS:
    Beginning of period                                                  119,788,080          57,500,659
                                                                    ----------------    ----------------
    End of period                                                   $    133,968,710    $    119,788,080
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets
      at end of the period                                          $       (703,207)   $         (2,540)
                                                                    ================    ================

  *  FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                    MASSMUTUAL INTERNATIONAL EQUITY FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $      4,345,631    $      3,503,867
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                       37,516,037        (145,375,447)
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities
      in foreign currency                                                (31,259,377)        448,558,813
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              10,602,291         306,687,233
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -            (146,033)
      Class L                                                                      -            (851,505)
      Class Y                                                                      -            (247,474)
      Class S                                                                      -          (3,454,180)
      Class N                                                                      -                 (73)
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (4,699,265)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               (3,602,392)          3,366,745
    Class L                                                                1,017,756          23,974,104
    Class Y                                                               (4,964,280)        (15,079,229)
    Class S                                                              (46,569,183)        (57,773,350)
    Class N                                                                        -                  73
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   (54,118,099)        (45,511,657)
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              (43,515,808)        256,476,311
NET ASSETS:
    Beginning of period                                                  866,572,866         610,096,555
                                                                    ----------------    ----------------
    End of period                                                   $    823,057,058    $    866,572,866
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets
      at end of the period                                          $     (1,141,806)   $     (5,487,437)
                                                                    ================    ================

                                                                           MASSMUTUAL OVERSEAS FUND
                                                                    ------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED                YEAR
                                                                     JUNE 30, 2004           ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003
                                                                    ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $      3,365,710    $      1,003,123
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                       11,526,284           7,274,299
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities
      in foreign currency                                                  3,174,573          57,941,715
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              18,066,567          66,219,137
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -             (78,267)
      Class L                                                                      -            (233,726)
      Class Y                                                                      -            (257,679)
      Class S                                                                      -            (532,683)
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -          (1,102,355)
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                               27,729,100          33,509,786
    Class L                                                               40,644,684          47,769,907
    Class Y                                                                6,619,850          41,108,825
    Class S                                                               25,849,030          55,170,982
    Class N                                                                  403,013              94,314
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   101,245,677         177,653,814
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              119,312,244         242,770,596
NET ASSETS:
    Beginning of period                                                  354,423,306         111,652,710
                                                                    ----------------    ----------------
    End of period                                                   $    473,735,550    $    354,423,306
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets
      at end of the period                                          $      3,271,490    $        (94,220)
                                                                    ================    ================

                                                                                 MASSMUTUAL
                                                                     DESTINATION RETIREMENT INCOME FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004         ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                    $        (63,941)   $              -
    Net realized gain (loss) on investment transactions and
      foreign currency transactions                                          (52,739)                  -
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities
      in foreign currency                                                    206,223                   -
                                                                    ----------------    ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  89,543                   -
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
      Class A                                                                      -                   -
      Class L                                                                      -                   -
      Class Y                                                                      -                   -
      Class S                                                                      -                   -
      Class N                                                                      -                   -
                                                                    ----------------    ----------------
        TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                3,959,839             100,500
    Class L                                                               88,276,282             100,500
    Class Y                                                               65,377,181             100,500
    Class S                                                                      326             600,500
    Class N                                                                        -             100,500
                                                                    ----------------    ----------------
        INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
          TRANSACTIONS                                                   157,613,628           1,002,500
                                                                    ----------------    ----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                              157,703,171           1,002,500
NET ASSETS:
    Beginning of period                                                    1,002,500                   -
                                                                    ----------------    ----------------
    End of period                                                   $    158,705,671    $      1,002,500
                                                                    ================    ================
    Undistributed net investment income (accumulated net
      investment loss) (distributions in excess of net
      investment income) included in net assets
      at end of the period                                          $        (63,941)   $              -
                                                                    ================    ================

                                                                            MASSMUTUAL DESTINATION
                                                                             RETIREMENT 2010 FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED              YEAR
                                                                     JUNE 30, 2004         ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $         (2,649)   $              -
    Net realized gain on investment transactions                                 273                   -
    Net change in unrealized appreciation on investments                      51,066                   -
                                                                    ----------------    ----------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    48,690                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                1,392,322             100,500
    Class L                                                                2,436,134             100,500
    Class Y                                                                  298,453             100,500
    Class S                                                                  141,667             600,500
    Class N                                                                        -             100,500
                                                                    ----------------    ----------------
      INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS              4,268,576           1,002,500
                                                                    ----------------    ----------------
    TOTAL INCREASE IN NET ASSETS                                           4,317,266           1,002,500
NET ASSETS:
    Beginning of period                                                    1,002,500                   -
                                                                    ----------------    ----------------
    End of period                                                   $      5,319,766    $      1,002,500
                                                                    ================    ================
    Accumulated net investment loss included in net assets
      at end of the period                                          $         (2,649)   $              -
                                                                    ================    ================

  *  FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                           MASSMUTUAL DESTINATION
                                                                            RETIREMENT 2020 FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $       (120,925)   $              -
    Net realized gain on investment transactions                              20,976                   -
    Net change in unrealized appreciation on investments                   1,389,503                   -
                                                                    ----------------    ----------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,289,554                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                2,233,030             100,500
    Class L                                                              192,644,893             100,500
    Class Y                                                                  521,321             100,500
    Class S                                                                  558,617             600,500
    Class N                                                                        -             100,500
                                                                    ----------------    ----------------
      INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS            195,957,861           1,002,500
                                                                    ----------------    ----------------
    TOTAL INCREASE IN NET ASSETS                                         197,247,415           1,002,500
NET ASSETS:
    Beginning of period                                                    1,002,500                   -
                                                                    ----------------    ----------------
    End of period                                                   $    198,249,915    $      1,002,500
                                                                    ================    ================
    Accumulated net investment loss included in net assets
      at end of the period                                          $       (120,925)   $              -
                                                                    ================    ================

                                                                            MASSMUTUAL DESTINATION
                                                                             RETIREMENT 2030 FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $        (98,154)   $              -
    Net realized gain on investment transactions                              28,792                   -
    Net change in unrealized appreciation on investments                   2,848,030                   -
                                                                    ----------------    ----------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,778,668                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                9,075,217             100,500
    Class L                                                              150,926,383             100,500
    Class Y                                                                  480,125             100,500
    Class S                                                                  109,050             600,500
    Class N                                                                        -             100,500
                                                                    ----------------    ----------------
      INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS            160,590,775           1,002,500
                                                                    ----------------    ----------------
    TOTAL INCREASE IN NET ASSETS                                         163,369,443           1,002,500
NET ASSETS:
    Beginning of period                                                    1,002,500                   -
                                                                    ----------------    ----------------
    End of period                                                   $    164,371,943    $      1,002,500
                                                                    ================    ================
    Accumulated net investment loss included in net assets
      at end of the period                                          $        (98,154)   $              -
                                                                    ================    ================

                                                                           MASSMUTUAL DESTINATION
                                                                            RETIREMENT 2040 FUND
                                                                    -------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED               YEAR
                                                                     JUNE 30, 2004          ENDED
                                                                      (UNAUDITED)      DECEMBER 31, 2003*
                                                                    ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                             $        (61,239)   $              -
    Net realized gain on investment transactions                              32,702                   -
    Net change in unrealized appreciation on investments                   2,460,450                   -
                                                                    ----------------    ----------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,431,913                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                1,941,842             100,500
    Class L                                                               94,812,028             100,500
    Class Y                                                                        -             100,500
    Class S                                                                   45,461             600,500
    Class N                                                                        -             100,500
                                                                    ----------------    ----------------
      INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS             96,799,331           1,002,500
                                                                    ----------------    ----------------
    TOTAL INCREASE IN NET ASSETS                                          99,231,244           1,002,500
NET ASSETS:
    Beginning of period                                                    1,002,500                   -
                                                                    ----------------    ----------------
    End of period                                                   $    100,233,744    $      1,002,500
                                                                    ================    ================
    Accumulated net investment loss included in net assets
      at end of the period                                          $        (61,239)   $              -
                                                                    ================    ================

MASSMUTUAL MONEY MARKET FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       CLASS A
                                                                                       -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03      12/31/02^     12/31/01^    12/31/00^    12/31/99^
                                               ---------------- ----------     ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00       $   1.00       $   1.00     $   1.00     $   1.00     $   0.99
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.00***^^      0.00***^^      0.01***      0.03***      0.06***      0.05***
   Net realized and unrealized gain (loss)
     on investments                                   0.00^^         0.00^^         0.00^^       0.00^^      (0.00)^^     (0.00)^^
                                                  --------       --------       --------     --------     --------     --------
       Total income from investment
         operations                                   0.00           0.00           0.01         0.03         0.06         0.05
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (0.00)^^       (0.00)^^       (0.01)       (0.03)       (0.06)       (0.04)
   From net realized gains                           (0.00)^^       (0.00)^^           -            -            -            -
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                           (0.00)         (0.00)         (0.01)       (0.03)       (0.06)       (0.04)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   1.00       $   1.00       $   1.00     $   1.00     $   1.00     $   1.00
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.07%**        0.20%          0.92%        3.62%        5.84%        4.59%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 85,804       $ 78,968       $ 90,331     $ 90,121     $ 29,149     $  3,548
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.97%*         0.95%          0.95%        0.96%        0.95%        1.04%
     After expense waiver#                            0.87%*         0.94%           N/A          N/A          N/A          N/A
  Net investment income to average daily
     net assets                                       0.13%*         0.21%          0.92%        3.28%        5.95%        4.89%

                                                                                       CLASS L
                                                                                       -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                 (UNAUDITED)     12/31/03      12/31/02^     12/31/01^    12/31/00^   12/31/99+^
                                               ---------------- ----------     ----------   ----------   ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00       $   1.00       $   1.00     $   1.00     $   0.99     $   1.00
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.00***^^      0.00***^^      0.01***      0.04***      0.07***      0.04***
   Net realized and unrealized gain (loss)
     on investments                                   0.00^^         0.00^^         0.00^^       0.00^^      (0.00)^^     (0.01)
                                                  --------       --------       --------     --------     --------     --------
       Total income from investment
         operations                                   0.00           0.00           0.01         0.04         0.07         0.03
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (0.00)^^       (0.00)^^       (0.01)       (0.04)       (0.06)       (0.04)
   From net realized gains                           (0.00)^^       (0.00)^^           -            -            -            -
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                           (0.00)         (0.00)         (0.01)       (0.04)       (0.06)       (0.04)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   1.00       $   1.00       $   1.00     $   1.00     $   1.00     $   0.99
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.18%**        0.44%          1.19%        3.88%        6.07%        3.34%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 62,750       $ 55,400       $ 66,906     $ 53,151     $ 24,010     $  9,842
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.72%*         0.70%          0.70%        0.71%        0.70%        0.76%*
     After expense waiver#                            0.66%*          N/A            N/A          N/A          N/A          N/A
  Net investment income to average daily
     net assets                                       0.35%*         0.44%          1.17%        3.58%        6.25%        6.11%*

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS.
^^ NET INVESTMENT INCOME, NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DISTRIBUTIONS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003, AND SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                       CLASS Y
                                                                                       -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03      12/31/02^     12/31/01^    12/31/00^    12/31/99^
                                               ---------------- ----------     ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00       $   1.00       $    1.00    $   1.00     $   0.99     $   0.98
                                                  --------       --------       ---------    --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.00***^^      0.01***         0.01***     0.04***      0.06***      0.06***
   Net realized and unrealized gain (loss)
     on investments                                   0.00^^         0.00^^          0.01        0.00^^      (0.00)^^     (0.01)
                                                  --------       --------       ---------    --------     --------     --------
       Total income from investment
         operations                                   0.00           0.01            0.02        0.04         0.06         0.05
                                                  --------       --------       ---------    --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (0.00)^^       (0.01)          (0.02)      (0.04)       (0.05)       (0.04)
   From net realized gains                           (0.00)^^       (0.00)^^            -           -            -            -
                                                  --------       --------       ---------    --------     --------     --------
       Total distributions                           (0.00)         (0.01)          (0.02)      (0.04)       (0.05)       (0.04)
                                                  --------       --------       ---------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   1.00       $   1.00       $    1.00    $   1.00     $   1.00     $   0.99
                                                  ========       ========       =========    ========     ========     ========
TOTAL RETURN(a)                                       0.22%**        0.59%           1.33%       4.04%        6.25%        5.13%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 80,809       $ 90,362       $ 107,089    $ 84,481     $ 62,858     $ 33,392
  Net expenses to average daily net assets            0.56%*         0.55%           0.55%       0.56%        0.55%        0.57%
  Net investment income to average daily
     net assets                                       0.44%*         0.59%           1.31%       3.87%        6.15%        5.60%

                                                                                       CLASS S
                                                                                       -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03      12/31/02^     12/31/01^    12/31/00^    12/31/99^
                                               ---------------- ----------     ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $    1.00       $    1.00     $    1.00     $    1.00    $    0.99    $    0.98
                                                 ---------       ---------     ---------     ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.00***^^       0.01***       0.01***       0.04***      0.06***      0.05***
   Net realized and unrealized gain (loss)
     on investments                                   0.00^^          0.00^^        0.01          0.00^^      (0.00)^^     (0.00)^^
                                                 ---------       ---------     ---------     ---------    ---------    ---------
       Total income from investment
         operations                                   0.00            0.01          0.02          0.04         0.06         0.05
                                                 ---------       ---------     ---------     ---------    ---------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (0.00)^^        (0.01)        (0.02)        (0.04)       (0.05)       (0.04)
   From net realized gains                           (0.00)^^        (0.00)^^          -             -            -            -
                                                 ---------       ---------     ---------     ---------    ---------    ---------
       Total distributions                           (0.00)          (0.01)        (0.02)        (0.04)       (0.05)       (0.04)
                                                 ---------       ---------     ---------     ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $    1.00       $    1.00     $    1.00     $    1.00    $    1.00    $    0.99
                                                 =========       =========     =========     =========    =========    =========
TOTAL RETURN(a)                                       0.27%**         0.69%         1.42%         4.14%        6.37%        5.10%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $ 251,873       $ 269,275     $ 332,076     $ 392,587    $ 389,011    $ 316,805
  Net expenses to average daily net assets            0.47%*          0.45%         0.45%         0.45%        0.45%        0.48%
  Net investment income to average daily
     net assets                                       0.54%*          0.70%         1.43%         4.03%        6.22%        5.06%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS.
^^ NET INVESTMENT INCOME, NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DISTRIBUTIONS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS THAN $0.01 PER SHARE.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       CLASS A
                                                                                       -------
                                               SIX MONTHS ENDED
                                                   6/30/04        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)       12/31/03     12/31/02   12/31/01(b)    12/31/00     12/31/99
                                               ----------------   ----------   ----------  -----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.27         $  10.34     $  10.03     $   9.98     $   9.98     $  10.31
                                                  --------         --------     --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.16***          0.34***      0.40***      0.49***      0.63***      0.50***
   Net realized and unrealized gain (loss)
     on investments                                  (0.18)           (0.01)        0.32         0.10        (0.03)       (0.24)
                                                  --------         --------     --------     --------     --------     --------
       Total income (loss) from investment
         operations                                  (0.02)            0.33         0.72         0.59         0.60         0.26
                                                  --------         --------     --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -            (0.40)       (0.41)       (0.54)       (0.60)       (0.58)
   From net realized gains                               -                -            -            -            -        (0.01)
                                                  --------         --------     --------     --------     --------     --------
       Total distributions                               -            (0.40)       (0.41)       (0.54)       (0.60)       (0.59)
                                                  --------         --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $  10.25         $  10.27     $  10.34     $  10.03     $   9.98     $   9.98
                                                  ========         ========     ========     ========     ========     ========
TOTAL RETURN(a)                                      (0.19)%**(c)      3.22%        7.19%        5.94%        6.04%        2.51%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 50,512         $ 43,144     $ 21,199     $ 11,473     $  5,359     $    134
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.99%*           0.99%        0.99%        0.99%        0.99%        1.05%
     After expense waiver#                            0.97%*            N/A          N/A          N/A          N/A          N/A
  Net investment income to average daily
     net assets                                       3.20%*           3.20%        3.88%        4.67%        6.08%        4.81%
  Portfolio turnover rate                               28%**            41%          19%          24%          55%          59%

                                                                                       CLASS L
                                                                                       -------
                                               SIX MONTHS ENDED
                                                   6/30/04       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                 (UNAUDITED)      12/31/03      12/31/02   12/31/01(b)    12/31/00     12/31/99+
                                               ----------------  ----------    ----------  -----------   ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   10.27      $   10.32     $   10.01     $   9.95     $   9.92     $  10.42
                                                  ---------      ---------     ---------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.17***        0.36***       0.43***      0.51***      0.63***      0.38***
   Net realized and unrealized gain (loss)
     on investments                                   (0.18)          0.01          0.32         0.10        (0.00)^      (0.23)
                                                  ---------      ---------     ---------     --------     --------     --------
       Total income (loss) from investment
         operations                                   (0.01)          0.37          0.75         0.61         0.63         0.15
                                                  ---------      ---------     ---------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             -          (0.42)        (0.44)       (0.55)       (0.60)       (0.64)
   From net realized gains                                -              -             -            -            -        (0.01)
                                                  ---------      ---------     ---------     --------     --------     --------
       Total distributions                                -          (0.42)        (0.44)       (0.55)       (0.60)       (0.65)
                                                  ---------      ---------     ---------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   10.26      $   10.27     $   10.32     $  10.01     $   9.95     $   9.92
                                                  =========      =========     =========     ========     ========     ========
TOTAL RETURN(a)                                       (0.10)%**       3.55%         7.47%        6.16%        6.37%        1.48%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 185,477      $ 183,757     $ 139,555     $ 77,789     $ 45,694     $  1,524
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                             0.74%*         0.74%         0.74%        0.74%        0.74%        0.75%*
     After expense waiver#                             0.72%*          N/A           N/A          N/A          N/A          N/A
  Net investment income to average daily
     net assets                                        3.41%*         3.46%         4.13%        4.96%        6.14%        5.39%*
  Portfolio turnover rate                                28%**          41%           19%          24%          55%          59%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IS LESS THAN $0.01 PER
     SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2004 THROUGH JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                       CLASS Y
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)      12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99
                                              ----------------  ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.30       $  10.37       $  10.05     $   9.99     $   9.96     $  10.31
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.18***        0.38***        0.44***      0.53***      0.65***      0.57***
   Net realized and unrealized gain (loss)
     on investments                                  (0.18)         (0.02)          0.34         0.10        (0.01)       (0.27)
                                                  --------       --------       --------     --------     --------     --------
       Total income from investment
         operations                                   0.00           0.36           0.78         0.63         0.64         0.30
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.43)         (0.46)       (0.57)       (0.61)       (0.64)
   From net realized gains                               -              -              -            -            -        (0.01)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.43)         (0.46)       (0.57)       (0.61)       (0.65)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $  10.30       $  10.30       $  10.37     $  10.05     $   9.99     $   9.96
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.00%**        3.50%          7.73%        6.35%        6.44%        3.04%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 50,714       $ 55,458       $ 42,750     $ 14,733     $  6,644     $  1,808
   Net expenses to average daily net assets           0.59%*         0.59%          0.59%        0.59%        0.58%        0.61%
   Net investment income to average daily
     net assets                                       3.51%*         3.60%          4.24%        5.08%        6.26%        5.45%
   Portfolio turnover rate                              28%**          41%            19%          24%          55%          59%

                                                                                       CLASS S
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)      12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99
                                              ----------------  ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $   10.36       $   10.41      $   10.08    $   10.01    $    9.97    $   10.30
                                                 ---------       ---------      ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.18***         0.39***        0.45***      0.54***      0.63***      0.56***
   Net realized and unrealized gain (loss)
     on investments                                  (0.18)          (0.01)          0.33         0.10         0.02        (0.24)
                                                 ---------       ---------      ---------    ---------    ---------    ---------
       Total income from investment
         operations                                   0.00            0.38           0.78         0.64         0.65         0.32
                                                 ---------       ---------      ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -           (0.43)         (0.45)       (0.57)       (0.61)       (0.64)
   From net realized gains                               -               -              -            -            -        (0.01)
                                                 ---------       ---------      ---------    ---------    ---------    ---------
       Total distributions                               -           (0.43)         (0.45)       (0.57)       (0.61)       (0.65)
                                                 ---------       ---------      ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   10.36       $   10.36      $   10.41    $   10.08    $   10.01    $    9.97
                                                 =========       =========      =========    =========    =========    =========
TOTAL RETURN(a)                                       0.00%**         3.68%          7.75%        6.42%        6.48%        3.10%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $ 121,821       $ 127,246      $ 146,276    $ 161,988    $ 182,669    $ 211,137
  Net expenses to average daily net assets            0.54%*          0.54%          0.54%        0.54%        0.54%        0.54%
   Net investment income to average daily
     net assets                                       3.56%*          3.67%          4.38%        5.19%        6.15%        5.34%
  Portfolio turnover rate                               28%**           41%            19%          24%          55%          59%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                               CLASS N
                                                                               -------
                                                        SIX MONTHS ENDED
                                                             6/30/04          YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/03          12/31/02++
                                                        ----------------      ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.25         $    10.30         $    10.31
                                                           ----------         ----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   0.15***            0.31***           (0.00)***^
  Net realized and unrealized loss on investments               (0.18)             (0.00)^            (0.01)
                                                           ----------         ----------         ----------
       Total income (loss) from investment operations           (0.03)              0.31              (0.01)
                                                           ----------         ----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -              (0.36)                 -
                                                           ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                             $    10.22         $    10.25         $    10.30
                                                           ==========         ==========         ==========
TOTAL RETURN(a)                                                 (0.29)%**(b)        2.98%(b)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $      104         $      104         $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.29%*             1.29%                 -@
     After expense waiver#                                       1.27%*              N/A                N/A
  Net investment income to average daily net assets              2.94%*             2.92%                 -@
  Portfolio turnover rate                                          28%**              41%                19%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT LOSS AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2004 THROUGH JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGES AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A                             CLASS L
                                                          -------                             -------
                                             SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                 6/30/04         PERIOD ENDED         6/30/04        PERIOD ENDED
                                               (UNAUDITED)        12/31/03+         (UNAUDITED)        12/31/03+
                                             ----------------    ------------    ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.00        $    10.00        $    10.00        $    10.00
                                                ----------        ----------        ----------        ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income                              0.20***              -              0.23***              -
   Net realized and unrealized loss
     on investments                                  (0.09)                -             (0.07)                -
                                                ----------        ----------        ----------        ----------
       Total income from investment
         operations                                   0.11                 -              0.16                 -
                                                ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD                  $    10.11        $    10.00        $    10.16        $    10.00
                                                ==========        ==========        ==========        ==========
TOTAL RETURN(a)                                       1.10%**(b)           -@             1.60%**              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $      704        $        1        $    1,885        $        1
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                            1.11%*               -@             0.86%*               -@
     After expense waiver#                            1.08%*               -@             0.83%*               -@
  Net investment income to average daily
     net assets                                       4.03%*               -@             4.53%*               -@
  Portfolio turnover rate                                5%**            N/A                 5%**            N/A

                                                          CLASS Y                             CLASS S
                                                          -------                             -------
                                             SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                  6/30/04        PERIOD ENDED         6/30/04        PERIOD ENDED
                                                (UNAUDITED)        12/31/03+        (UNAUDITED)        12/31/03+
                                             ----------------    ------------    ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.00        $    10.00        $    10.00        $    10.00
                                                ----------        ----------        ----------        ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income                              0.22***              -              0.23***              -
   Net realized and unrealized loss
     on investments                                  (0.06)                -             (0.06)                -
                                                ----------        ----------        ----------        ----------
       Total income from investment
         operations                                   0.16                 -              0.17                 -
                                                ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD                  $    10.16        $    10.00        $    10.17        $    10.00
                                                ==========        ==========        ==========        ==========
TOTAL RETURN(a)                                       1.60%**              -@             1.70%**              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   58,377        $        1        $   73,161        $   10,521
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                            0.71%*               -@             0.61%*               -@
     After expense waiver#                            0.68%*               -@             0.58%*               -@
  Net investment income to average daily
     net assets                                       4.41%*               -@             4.61%*               -@
  Portfolio turnover rate                                5%**            N/A                 5%**            N/A

                                                            CLASS N
                                                            -------
                                             SIX MONTHS ENDED
                                                 6/30/04         PERIOD ENDED
                                                (UNAUDITED)       12/31/03+
                                             ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.00        $    10.00
                                                ----------        ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income                              0.19***              -
   Net realized and unrealized loss
     on investments                                  (0.06)                -
                                                ----------        ----------
       Total income from investment
         operations                                   0.13                 -
                                                ----------        ----------
NET ASSET VALUE, END OF PERIOD                  $    10.13        $    10.00
                                                ==========        ==========
TOTAL RETURN(a)                                       1.30%**(b)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $      102        $        1
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                            1.41%*               -@
     After expense waiver#                            1.38%*               -@
  Net investment income to average daily
     net assets                                       3.72%*               -@
  Portfolio turnover rate                                5%**            N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMIS DUE TO SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS THEY SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       CLASS A
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)        12/31/03     12/31/02    12/31/01(b)   12/31/00     12/31/99
                                              ----------------    ----------   ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $   10.93        $   11.18     $   10.76    $  10.65     $  10.12     $  11.06
                                                 ---------        ---------     ---------    --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.18***          0.36***       0.48***     0.56***      0.65***      0.62***
   Net realized and unrealized gain (loss)
     on investments                                  (0.19)            0.17          0.42        0.21         0.42        (0.89)
                                                 ---------        ---------     ---------    --------     --------     --------
       Total income (loss) from investment
         operations                                  (0.01)            0.53          0.90        0.77         1.07        (0.27)
                                                 ---------        ---------     ---------    --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -            (0.63)        (0.45)      (0.57)       (0.54)       (0.66)
   From net realized gains                               -            (0.15)        (0.03)      (0.09)           -        (0.01)
                                                 ---------        ---------     ---------    --------     --------     --------
       Total distributions                               -            (0.78)        (0.48)      (0.66)       (0.54)       (0.67)
                                                 ---------        ---------     ---------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD                   $   10.92        $   10.93     $   11.18    $  10.76     $  10.65     $  10.12
                                                 =========        =========     =========    ========     ========     ========
TOTAL RETURN(a)                                      (0.09)%**(c)      4.78%         8.28%       7.32%       10.62%       (2.43)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $ 205,536        $ 204,591     $ 156,727    $ 61,179     $ 13,435     $    576
  Ratio of expenses to average daily net assets:
     Before expense waiver                            1.05%*           1.04%         1.04%       1.05%        1.04%        1.07%
     After expense waiver#                            1.02%*            N/A           N/A         N/A          N/A          N/A
   Net investment income to average daily
     net assets                                       3.35%*           3.17%         4.34%       5.03%        6.02%        5.70%
   Portfolio turnover rate                              55%**           146%          187%         68%          39%          61%

                                                                                       CLASS L
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED  PERIOD ENDED
                                                (UNAUDITED)       12/31/03     12/31/02    12/31/01(b)    12/31/00     12/31/99+
                                              ----------------   ----------   ----------   -----------   ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   10.98       $   11.22     $   10.79    $   10.66     $  10.11     $  10.97
                                                 ---------       ---------     ---------    ---------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.20***         0.39***       0.52***      0.60***      0.66***      0.44***
   Net realized and unrealized gain (loss)
     on investments                                  (0.20)           0.18          0.40         0.21         0.44        (0.61)
                                                 ---------       ---------     ---------    ---------     --------     --------
       Total income (loss) from investment
         operations                                   0.00            0.57          0.92         0.81         1.10        (0.17)
                                                 ---------       ---------     ---------    ---------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -           (0.66)        (0.46)       (0.59)       (0.55)       (0.68)
   From net realized gains                               -           (0.15)        (0.03)       (0.09)           -        (0.01)
                                                 ---------       ---------     ---------    ---------     --------     --------
       Total distributions                               -           (0.81)        (0.49)       (0.68)       (0.55)       (0.69)
                                                 ---------       ---------     ---------    ---------     --------     --------
NET ASSET VALUE, END OF PERIOD                   $   10.98       $   10.98     $   11.22    $   10.79     $  10.66     $  10.11
                                                 =========       =========     =========    =========     ========     ========
TOTAL RETURN(a)                                       0.00%**         5.09%         8.49%        7.62%       10.85%       (1.52)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $ 382,631       $ 348,158     $ 289,553    $ 174,896     $ 66,686     $  2,361
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.80%*          0.79%         0.79%        0.80%        0.79%        0.80%*
     After expense waiver#                            0.77%*           N/A           N/A          N/A          N/A          N/A
   Net investment income to average daily
     net assets                                       3.56%*          3.42%         4.62%        5.32%        6.21%        6.11%*
   Portfolio turnover rate                              55%**          146%          187%          68%          39%          61%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                       CLASS Y
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)       12/31/03     12/31/02    12/31/01(b)    12/31/00     12/31/99
                                              ----------------   ----------   ----------   -----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $   11.01       $   11.25     $   10.82    $   10.68     $   10.12    $   11.06
                                                 ---------       ---------     ---------    ---------     ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.20***         0.41***       0.54***      0.62***       0.68***      0.68***
   Net realized and unrealized gain (loss)
     on investments                                  (0.19)           0.17          0.40         0.21          0.43        (0.92)
                                                 ---------       ---------     ---------    ---------     ---------    ---------
       Total income (loss) from investment
         operations                                   0.01            0.58          0.94         0.83          1.11        (0.24)
                                                 ---------       ---------     ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -           (0.67)        (0.48)       (0.60)        (0.55)       (0.69)
   From net realized gains                               -           (0.15)        (0.03)       (0.09)            -        (0.01)
                                                 ---------       ---------     ---------    ---------     ---------    ---------
       Total distributions                               -           (0.82)        (0.51)       (0.69)        (0.55)       (0.70)
                                                 ---------       ---------     ---------    ---------     ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   11.02       $   11.01     $   11.25    $   10.82     $   10.68    $   10.12
                                                 =========       =========     =========    =========     =========    =========
TOTAL RETURN(a)                                       0.09%**         5.23%         8.61%        7.84%        11.01%       (2.16)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $ 174,458       $ 153,913     $ 172,997    $ 108,395     $  49,579    $  19,471
   Net expenses to average daily net assets           0.65%*          0.64%         0.64%        0.65%         0.64%        0.65%
   Net investment income to average daily
     net assets                                       3.67%*          3.58%         4.79%        5.49%         6.37%        6.29%
   Portfolio turnover rate                              55%**          146%          187%          68%           39%          61%

                                                                                      CLASS S
                                                                                      -------
                                             SIX MONTHS ENDED
                                                 6/30/04        YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                               (UNAUDITED)       12/31/03      12/31/02    12/31/01(b)    12/31/00     12/31/99
                                             ----------------   ----------   -----------   -----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $   11.06       $   11.29    $     10.85    $   10.70    $   10.14    $   11.06
                                                ---------       ---------    -----------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                             0.21***         0.42***        0.54***      0.63***      0.68***      0.66***
   Net realized and unrealized gain (loss)
     on investments                                 (0.20)           0.18           0.41         0.21         0.43        (0.89)
                                                ---------       ---------    -----------    ---------    ---------    ---------
       Total income (loss) from investment
         operations                                  0.01            0.60           0.95         0.84         1.11        (0.23)
                                                ---------       ---------    -----------    ---------    ---------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                           -           (0.68)         (0.48)       (0.60)       (0.55)       (0.68)
   From net realized gains                              -           (0.15)         (0.03)       (0.09)           -        (0.01)
                                                ---------       ---------    -----------    ---------    ---------    ---------
       Total distributions                              -           (0.83)         (0.51)       (0.69)       (0.55)       (0.69)
                                                ---------       ---------    -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                  $   11.07       $   11.06    $     11.29    $   10.85    $   10.70    $   10.14
                                                =========       =========    ===========    =========    =========    =========
TOTAL RETURN(a)                                      0.09%**         5.32%          8.71%        7.92%       10.99%       (2.08)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $ 737,116       $ 814,837    $ 1,252,515    $ 887,641    $ 758,554    $ 594,002
   Net expenses to average daily net assets          0.59%*          0.59%          0.59%        0.60%        0.59%        0.57%
   Net investment income to average daily
     net assets                                      3.71%*          3.62%          4.83%        5.61%        6.38%        6.07%
   Portfolio turnover rate                             55%**          146%           187%          68%          39%          61%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS N
                                                                                -------
                                                        SIX MONTHS ENDED
                                                            6/30/04           YEAR ENDED        PERIOD ENDED
                                                          (UNAUDITED)          12/31/03           12/31/02+
                                                        ----------------      ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.84         $    11.15         $    11.16
                                                           ----------         ----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   0.17***            0.34***           (0.00)***^
  Net realized and unrealized gain (loss) on investments        (0.20)              0.16              (0.01)
                                                           ----------         ----------         ----------
       Total income (loss) from investment operations           (0.03)              0.50              (0.01)
                                                           ----------         ----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -              (0.66)                 -
  From net realized gains                                           -              (0.15)                 -
                                                           ----------         ----------         ----------
       Total distributions                                          -              (0.81)                 -
                                                           ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                             $    10.81         $    10.84         $    11.15
                                                           ==========         ==========         ==========
TOTAL RETURN(a)                                                 (0.28)%**(b)        4.51%(b)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $    1,158         $    1,215         $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.35%*             1.36%                 -@
     After expense waiver#                                       1.32%*              N/A                N/A
  Net investment income to average daily net assets              3.08%*             2.94%                 -@
  Portfolio turnover rate                                          55%**             146%               187%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       CLASS A
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)      12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                              ----------------  ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.63       $  10.04       $   9.69     $   9.57     $   9.56     $  10.00
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.19***        0.44***        0.46***      0.57***      0.62***      0.39***
   Net realized and unrealized gain (loss)
     on investments                                  (0.18)          0.36           0.29         0.08         0.02        (0.44)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.01           0.80           0.75         0.65         0.64        (0.05)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -          (0.18)         (0.40)       (0.53)       (0.63)       (0.39)
  Tax return of capital                                  -              -              -            -        (0.00)^          -
  From net realized gains                                -          (0.03)             -            -            -            -
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.21)         (0.40)       (0.53)       (0.63)       (0.39)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $  10.64       $  10.63       $  10.04     $   9.69     $   9.57     $   9.56
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.09%**(c)     7.95%          7.78%        6.69%        6.81%       (0.54)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 21,071       $ 12,221       $ 18,401     $  4,094     $    312     $    100
  Ratio of expenses to average daily net assets:
     Before expense waiver                            1.11%*         1.14%          1.16%        1.11%        1.12%        1.19%*
     After expense waiver#                            1.05%*          N/A           1.15%        1.09%        1.11%         N/A
  Net investment income to average daily
    net assets                                        3.65%*         4.17%          4.61%        5.70%        6.27%        5.92%*
  Portfolio turnover rate                               67%**         105%            76%          62%          15%          32%**

                                                                                       CLASS L
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)      12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                              ----------------  ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.56       $  10.10       $   9.66     $   9.57     $   9.56     $  10.00
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.20***        0.43***        0.51***      0.58***      0.64***      0.41***
   Net realized and unrealized gain (loss)
     on investments                                  (0.17)          0.35           0.33         0.07         0.03        (0.45)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.03           0.78           0.84         0.65         0.67        (0.04)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -          (0.29)         (0.40)       (0.56)       (0.66)       (0.40)
  Tax return of capital                                  -              -              -            -        (0.00)^          -
  From net realized gains                                -          (0.03)             -            -            -            -
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.32)         (0.40)       (0.56)       (0.66)       (0.40)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $  10.59       $  10.56       $  10.10     $   9.66     $   9.57     $   9.56
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.28%**        8.36%          8.09%        6.87%        6.99%       (0.38)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 98,153       $ 64,281       $    632     $  4,026     $    283     $    101
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.86%*         0.90%          0.90%        0.86%        0.88%        0.94%*
     After expense waiver#                            0.81%*          N/A           0.90%        0.84%        0.88%         N/A
  Net investment income to average daily
    net assets                                        3.87%*         3.99%          5.17%        5.75%        6.53%        6.17%*
  Portfolio turnover rate                               67%**         105%            76%          62%          15%          32%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001, THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002, AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                       CLASS Y
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                (UNAUDITED)      12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                              ----------------  ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.61       $  10.07       $   9.70     $   9.58     $   9.56     $  10.00
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.21***        0.47***        0.50***      0.61***      0.65***      0.42***
   Net realized and unrealized gain (loss)
     on investments                                  (0.18)          0.39           0.30         0.06         0.02        (0.45)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.03           0.86           0.80         0.67         0.67        (0.03)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.29)         (0.43)       (0.55)       (0.65)       (0.41)
   Tax return of capital                                 -              -              -            -        (0.00)^          -
   From net realized gains                               -          (0.03)             -            -            -            -
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.32)         (0.43)       (0.55)       (0.65)       (0.41)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $  10.64       $  10.61       $  10.07     $   9.70     $   9.58     $   9.56
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.28%**        8.41%          8.30%        6.96%        7.15%       (0.26)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $  6,937       $  6,975       $  3,979     $    313     $    231     $    146
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.71%*         0.74%          0.75%        0.71%        0.73%        0.80%*
     After expense waiver#                             N/A            N/A           0.74%        0.69%        0.72%         N/A
  Net investment income to average daily
    net assets                                        3.94%*         4.44%          4.99%        6.10%        6.64%        6.35%*
  Portfolio turnover rate                               67%**         105%            76%          62%          15%          32%**

                                                                                       CLASS S
                                                                                       -------
                                              SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                (UNAUDITED)      12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                              ----------------  ----------     ----------   -----------  ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.64       $  10.10       $   9.71     $   9.59     $   9.56     $  10.00
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.21***        0.48***        0.53***      0.61***      0.66***      0.42***
   Net realized and unrealized gain (loss)
     on investments                                  (0.18)          0.38           0.29         0.07         0.03        (0.44)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.03           0.86           0.82         0.68         0.69        (0.02)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.29)         (0.43)       (0.56)       (0.66)       (0.42)
   Tax return of capital                                 -              -              -            -        (0.00)^          -
   From net realized gains                               -          (0.03)             -            -            -            -
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.32)         (0.43)       (0.56)       (0.66)       (0.42)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $  10.67       $  10.64       $  10.10     $   9.71     $   9.59     $   9.56
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       0.28%**        8.48%          8.41%        7.11%        7.19%       (0.25)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 93,486       $ 74,735       $ 39,147     $ 29,054     $ 26,790     $ 24,975
  Ratio of expenses to average daily net assets:
     Before expense waiver                            0.66%*         0.69%          0.70%        0.66%        0.69%        0.74%*
     After expense waiver#                             N/A            N/A           0.70%        0.64%        0.68%         N/A
  Net investment income to average daily
    net assets                                        3.99%*         4.57%          5.31%        6.13%        6.71%        6.33%*
  Portfolio turnover rate                               67%**         105%            76%          62%          15%          32%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                               CLASS N
                                                                               -------
                                                        SIX MONTHS ENDED
                                                            6/30/04           YEAR ENDED        PERIOD ENDED
                                                          (UNAUDITED)          12/31/03          12/31/02++
                                                        ----------------      ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.55         $    10.02         $    10.03
                                                           ----------         ----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.18***            0.40***            0.00***^
  Net realized and unrealized gain (loss) on investments        (0.19)              0.37              (0.01)
                                                           ----------         ----------         ----------
       Total income (loss) from investment operations           (0.01)              0.77              (0.01)
                                                           ----------         ----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -              (0.21)                 -
  Tax return of capital                                             -              (0.03)                 -
                                                           ----------         ----------         ----------
       Total distributions                                          -              (0.24)                 -
                                                           ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                             $    10.54         $    10.55         $    10.02
                                                           ==========         ==========         ==========
TOTAL RETURN(a)                                                 (0.09)%**(b)        7.65%(b)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $      122         $      111         $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.41%*             1.44%                 -@
     After expense waiver#                                       1.36%*              N/A                N/A
  Net investment income to average daily net assets              3.35%*             3.86%                 -@
  Portfolio turnover rate                                          67%**             105%                76%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDED CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                CLASS A
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99
                                               ---------------- ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.84       $   7.66       $   8.93     $   9.81     $  13.21     $  14.20
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.06***        0.14***        0.17***      0.20***      0.35***      0.40***
   Net realized and unrealized gain (loss)
     on investments                                   0.13           1.20          (1.24)       (0.84)       (0.41)       (0.70)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.19           1.34          (1.07)       (0.64)       (0.06)       (0.30)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.16)         (0.20)       (0.24)       (0.49)       (0.47)
   Tax return of capital                                 -              -              -            -            -        (0.00)^
   From net realized gains                               -              -              -        (0.00)^      (2.85)       (0.22)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.16)         (0.20)       (0.24)       (3.34)       (0.69)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   9.03       $   8.84       $   7.66     $   8.93     $   9.81     $  13.21
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       2.15%**(c)    17.52%        (11.98)%      (6.51)%      (0.58)%      (2.17)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $  7,400       $  7,287       $  5,490     $  7,168     $  4,095     $    573
  Net expenses to average daily net assets            1.17%*         1.16%          1.16%        1.16%        1.15%        1.15%
  Net investment income to average daily
    net assets                                        1.42%*         1.70%          2.08%        2.20%        2.64%        2.87%
  Portfolio turnover rate                               62%**          95%            94%          85%         100%          19%

                                                                                CLASS L
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                 (UNAUDITED)     12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                               ---------------- ----------     ----------   -----------  ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.91       $   7.71       $   8.98     $   9.85     $  13.22     $  14.62
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.08***        0.16***        0.20***      0.23***      0.39***      0.47***
   Net realized and unrealized gain (loss)
     on investments                                   0.12           1.21          (1.25)       (0.85)       (0.42)       (1.15)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.20           1.37          (1.05)       (0.62)       (0.03)       (0.68)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.17)         (0.22)       (0.25)       (0.49)       (0.50)
   Tax return of capital                                 -              -              -            -            -        (0.00)^
   From net realized gains                               -              -              -        (0.00)^      (2.85)       (0.22)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.17)         (0.22)       (0.25)       (3.34)       (0.72)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   9.11       $   8.91       $   7.71     $   8.98     $   9.85     $  13.22
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       2.24%**       17.77%        (11.67)%      (6.31)%      (0.35)%      (4.69)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $  3,817       $  2,393       $  3,280     $  3,976     $  4,721     $    173
  Net expenses to average daily net assets            0.93%*         0.91%          0.91%        0.91%        0.90%        0.89%*
  Net investment income to average daily
    net assets                                        1.68%*         1.97%          2.33%        2.47%        2.97%        4.97%*
  Portfolio turnover rate                               62%**          95%            94%          85%         100%          19%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS Y
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03       12/31/02    12/31/01(b)   12/31/00     12/31/99
                                               ---------------- ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   9.18       $   7.94       $   9.25     $  10.14     $  13.24     $  14.20
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.08***        0.18***        0.21***      0.25***      0.42***      0.46***
   Net realized and unrealized gain (loss)
     on investments                                   0.14           1.25          (1.29)       (0.88)       (0.44)       (0.71)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.22           1.43          (1.08)       (0.63)       (0.02)       (0.25)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.19)         (0.23)       (0.26)       (0.23)       (0.49)
   Tax return of capital                                 -              -              -            -            -        (0.00)^
   From net realized gains                               -              -              -        (0.00)^      (2.85)       (0.22)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.19)         (0.23)       (0.26)       (3.08)       (0.71)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   9.40       $   9.18       $   7.94     $   9.25     $  10.14     $  13.24
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       2.40%**       18.02%        (11.64)%      (6.19)%      (0.22)%      (1.77)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $  2,101       $  2,138       $  2,438     $  3,087     $  3,587     $ 59,381
  Net expenses to average daily net assets            0.77%*         0.76%          0.76%        0.76%        0.74%        0.75%
  Net investment income to average daily
    net assets                                        1.82%*         2.09%          2.48%        2.62%        3.20%        3.23%
  Portfolio turnover rate                               62%**          95%            94%          85%         100%          19%

                                                                                CLASS S
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)      12/31/03      12/31/02    12/31/01(b)   12/31/00     12/31/99
                                               ----------------  ----------    ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    8.93       $    7.72     $    9.00    $    9.88    $   13.25    $   14.20
                                                  ---------       ---------     ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.09***         0.19***       0.22***      0.26***      0.43***      0.48***
   Net realized and unrealized gain (loss)
     on investments                                    0.12            1.22         (1.25)       (0.86)       (0.41)       (0.70)
                                                  ---------       ---------     ---------    ---------    ---------    ---------
       Total income (loss) from investment
         operations                                    0.21            1.41         (1.03)       (0.60)        0.02        (0.22)
                                                  ---------       ---------     ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             -           (0.20)        (0.25)       (0.28)       (0.54)       (0.51)
   Tax return of capital                                  -               -             -            -            -        (0.00)^
   From net realized gains                                -               -             -        (0.00)^      (2.85)       (0.22)
                                                  ---------       ---------     ---------    ---------    ---------    ---------
       Total distributions                                -           (0.20)        (0.25)       (0.28)       (3.39)       (0.73)
                                                  ---------       ---------     ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                    $    9.14       $    8.93     $    7.72    $    9.00    $    9.88    $   13.25
                                                  =========       =========     =========    =========    =========    =========
TOTAL RETURN(a)                                        2.35%**        18.30%       (11.47)%      (6.07)%       0.00%       (1.58)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 269,884       $ 277,665     $ 261,137    $ 350,187    $ 432,619    $ 655,478
  Net expenses to average daily net assets             0.61%*          0.60%         0.60%        0.60%        0.59%        0.57%
  Net investment income to average daily
    net assets                                         1.98%*          2.26%         2.64%        2.78%        3.28%        3.36%
  Portfolio turnover rate                                62%**           95%           94%          85%         100%          19%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS THAN $0.01 PER SHARE.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                               CLASS N
                                                                               -------
                                                        SIX MONTHS ENDED
                                                             6/30/04          YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/03          12/31/02++
                                                        -----------------     ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.77         $     7.63         $     7.63
                                                           ----------         ----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   0.05***            0.12***           (0.00)***^
  Net realized and unrealized gain (loss) on investments         0.12               1.19              (0.00)^
                                                           ----------         ----------         ----------
       Total income (loss) from investment operations            0.17               1.31              (0.00)
                                                           ----------         ----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -              (0.17)                 -
                                                           ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                             $     8.94         $     8.77         $     7.63
                                                           ==========         ==========         ==========
TOTAL RETURN(a)                                                  1.94%**(b)        17.22%(b)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $      538         $      523         $      101
  Net expenses to average daily net assets                       1.47%*             1.47%                 -@
  Net investment income to average daily net assets              1.12%*             1.38%                 -@
  Portfolio turnover rate                                          62%**              95%                94%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT LOSS AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL STRATEGIC BALANCED FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                            CLASS L
                                                           -------                            -------
                                             SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                 6/30/04         PERIOD ENDED        6/30/04         PERIOD ENDED
                                               (UNAUDITED)        12/31/03+        (UNAUDITED)        12/31/03+
                                             ----------------    ------------    ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.00        $    10.00        $    10.00        $    10.00
                                                ----------        ----------        ----------        ----------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                              0.04***              -              0.05***              -
   Net realized and unrealized gain
     on investments                                   0.12                 -              0.12                 -
                                                ----------        ----------        ----------        ----------
       Total income from investment
         operations                                   0.16                 -              0.17                 -
                                                ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD                  $    10.16        $    10.00        $    10.17        $    10.00
                                                ==========        ==========        ==========        ==========
TOTAL RETURN(a)                                       1.60%**(b)           -@             1.70%**              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   12,180        $        1        $  106,982        $        1
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                            1.25%*               -@             0.98%*               -@
     After expense waiver#                            1.21%*               -@             0.96%*               -@
  Net investment income to average daily
     net assets                                       0.72%*               -@             1.03%*               -@
  Portfolio turnover rate                               18%**            N/A                18%**            N/A

                                                           CLASS Y                             CLASS S
                                                           -------                             -------
                                             SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                 6/30/04         PERIOD ENDED        6/30/04         PERIOD ENDED
                                               (UNAUDITED)        12/31/03+        (UNAUDITED)        12/31/03+
                                             ----------------    ------------    ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.00        $    10.00        $    10.00        $    10.00
                                                ----------        ----------        ----------        ----------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                              0.06***              -              0.04***              -
   Net realized and unrealized gain
     on investments                                   0.12                 -              0.14                 -
                                                ----------        ----------        ----------        ----------
       Total income from investment
         operations                                   0.18                 -              0.18                 -
                                                ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD                  $    10.18        $    10.00        $    10.18        $    10.00
                                                ==========        ==========        ==========        ==========
TOTAL RETURN(a)                                       1.80%**              -@             1.80%**              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   98,725        $        1        $   11,560        $   10,001
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                            0.82%*               -@             0.91%*               -@
     After expense waiver#                            0.81%*               -@             0.76%*               -@
  Net investment income to average daily
     net assets                                       1.18%*               -@             0.71%*               -@
  Portfolio turnover rate                               18%**            N/A                18%**            N/A

                                                           CLASS N
                                                           -------
                                             SIX MONTHS ENDED
                                                 6/30/04         PERIOD ENDED
                                               (UNAUDITED)        12/31/03+
                                             ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.00        $    10.00
                                                ----------        ----------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                              0.02***              -
   Net realized and unrealized gain
     on investments                                   0.13                 -
                                                ----------        ----------
       Total income from investment
         operations                                   0.15                 -
                                                ----------        ----------
NET ASSET VALUE, END OF PERIOD                  $    10.15        $    10.00
                                                ==========        ==========
TOTAL RETURN(a)                                       1.50%**(b)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $      404        $        1
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                            1.61%*               -@
     After expense waiver#                            1.51%*               -@
  Net investment income to average daily
     net assets                                       0.40%*               -@
  Portfolio turnover rate                               18%**            N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                CLASS A
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03       12/31/02     12/31/01     12/31/00     12/31/99
                                               ---------------- ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.76       $   7.00       $   8.75     $  12.73     $  16.31     $  18.40
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.05***        0.09***        0.06***      0.06***      0.09***      0.17***
   Net realized and unrealized gain (loss)
     on investments                                   0.25           1.78          (1.70)       (1.94)        0.28        (0.75)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.30           1.87          (1.64)       (1.88)        0.37        (0.58)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.11)             -        (0.09)       (0.19)       (0.28)
   From net realized gains                               -              -          (0.11)       (2.01)       (3.76)       (1.23)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.11)         (0.11)       (2.10)       (3.95)       (1.51)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   9.06       $   8.76       $   7.00     $   8.75     $  12.73     $  16.31
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       3.42%**(b)    26.95%        (18.76)%     (14.88)%       2.42%       (3.13)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 21,903       $ 22,209       $ 15,722     $ 21,649     $ 12,084     $  1,841
  Net expenses to average daily net assets            1.09%*         1.09%          1.09%        1.10%        1.09%        1.10%
  Net investment income to average daily
     net assets                                       1.18%*         1.23%          0.76%        0.54%        0.56%        0.92%
  Portfolio turnover rate                               24%**          64%            62%          99%          69%          10%

                                                                                CLASS L
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                 (UNAUDITED)     12/31/03       12/31/02     12/31/01     12/31/00     12/31/99+
                                               ---------------- ----------     ----------   -----------  ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.87       $   7.07       $   8.82     $  12.80     $  16.35     $  19.36
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.06***        0.11***        0.08***      0.09***      0.13***      0.20***
   Net realized and unrealized gain (loss)
     on investments                                   0.27           1.80          (1.72)       (1.96)        0.29        (1.68)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.33           1.91          (1.64)       (1.87)        0.42        (1.48)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.11)             -        (0.10)       (0.21)       (0.30)
   From net realized gains                               -              -          (0.11)       (2.01)       (3.76)       (1.23)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.11)         (0.11)       (2.11)       (3.97)       (1.53)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   9.20       $   8.87       $   7.07     $   8.82     $  12.80     $  16.35
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       3.72%**       27.26%        (18.61)%     (14.71)%       2.74%       (7.63)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 82,610       $ 79,611       $ 56,616     $ 51,480     $ 41,293     $  2,380
  Net expenses to average daily net assets            0.84%*         0.84%          0.84%        0.85%        0.84%        0.84%*
  Net investment income to average daily
     net assets                                       1.43%*         1.48%          1.04%        0.77%        0.82%        1.68%*
  Portfolio turnover rate                               24%**          64%            62%          99%          69%          10%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARES AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS Y
                                                                                -------
                                               SIX MONTHS ENDED
                                                   6/30/04      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)     12/31/03       12/31/02     12/31/01     12/31/00     12/31/99
                                               ---------------- ----------     ----------   -----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.93       $   7.10       $   8.84     $  12.82     $  16.35     $  18.39
                                                  --------       --------       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.07***        0.12***        0.09***      0.10***      0.18***      0.23***
   Net realized and unrealized gain (loss)
     on investments                                   0.26           1.82          (1.72)       (1.96)        0.26        (0.73)
                                                  --------       --------       --------     --------     --------     --------
       Total income (loss) from investment
         operations                                   0.33           1.94          (1.63)       (1.86)        0.44        (0.50)
                                                  --------       --------       --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            -          (0.11)             -        (0.11)       (0.21)       (0.31)
   From net realized gains                               -              -          (0.11)       (2.01)       (3.76)       (1.23)
                                                  --------       --------       --------     --------     --------     --------
       Total distributions                               -          (0.11)         (0.11)       (2.12)       (3.97)       (1.54)
                                                  --------       --------       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   9.26       $   8.93       $   7.10     $   8.84     $  12.82     $  16.35
                                                  ========       ========       ========     ========     ========     ========
TOTAL RETURN(a)                                       3.70%**       27.57%        (18.46)%     (14.59)%       2.85%       (2.71)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $  6,294       $  5,850       $  8,755     $ 14,066     $ 19,340     $ 20,262
  Net expenses to average daily net assets            0.69%*         0.69%          0.69%        0.69%        0.69%        0.69%
  Net investment income to average daily
     net assets                                       1.58%*         1.58%          1.14%        0.92%        1.16%        1.26%
  Portfolio turnover rate                               24%**          64%            62%          99%          69%          10%

                                                                                   CLASS S
                                                                                   -------
                                           SIX MONTHS ENDED
                                               6/30/04       YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             (UNAUDITED)      12/31/03      12/31/02      12/31/01       12/31/00       12/31/99
                                           ----------------  ----------    ----------    -----------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $   8.97        $   7.13      $   8.87     $    12.85     $    16.38     $    18.39
                                              --------        --------      --------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                          0.08***         0.13***       0.10***        0.11***        0.20***        0.27***
   Net realized and unrealized gain (loss)
     on investments                               0.25            1.82         (1.73)         (1.96)          0.26          (0.75)
                                              --------        --------      --------     ----------     ----------     ----------
       Total income (loss) from investment
         operations                               0.33            1.95         (1.63)         (1.85)          0.46          (0.48)
                                              --------        --------      --------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        -           (0.11)            -          (0.12)         (0.23)         (0.30)
   From net realized gains                           -               -         (0.11)         (2.01)         (3.76)         (1.23)
                                              --------        --------      --------     ----------     ----------     ----------
       Total distributions                           -           (0.11)        (0.11)         (2.13)         (3.99)         (1.53)
                                              --------        --------      --------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                $   9.30        $   8.97      $   7.13     $     8.87     $    12.85     $    16.38
                                              ========        ========      ========     ==========     ==========     ==========
TOTAL RETURN(a)                                   3.68%**        27.61%       (18.39)%       (14.45)%         2.94%         (2.60)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $755,389        $793,699      $833,038     $1,421,467     $2,068,557     $2,854,390
  Net expenses to average daily net assets        0.59%*          0.59%         0.59%          0.59%          0.59%          0.57%
  Net investment income to average daily
     net assets                                   1.67%*          1.71%         1.23%          1.01%          1.28%          1.45%
  Portfolio turnover rate                           24%**           64%           62%            99%            69%            10%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                               CLASS N
                                                                               -------
                                                        SIX MONTHS ENDED
                                                             6/30/04          YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/03          12/31/02+
                                                        ----------------      ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.69         $     6.97         $     6.96
                                                           ----------         ----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.04***            0.07***            0.00***^
  Net realized and unrealized gain on investments                0.25               1.76               0.01
                                                           ----------         ----------         ----------
       Total income from investment operations                   0.29               1.83               0.01
                                                           ----------         ----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -              (0.11)                 -
                                                           ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                             $     8.98         $     8.69         $     6.97
                                                           ==========         ==========         ==========
TOTAL RETURN(a)                                                  3.34%**(b)        26.51%(b)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $      401         $      386         $      101
  Net expenses to average daily net assets                       1.39%*             1.40%                 -@
  Net investment income to average daily net assets              0.88%*             0.93%                 -@
  Portfolio turnover rate                                          24%**              64%                62%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS A
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.01         $     7.79      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.05***            0.10***         0.08***            -
  Net realized and unrealized gain (loss) on investments             0.18               2.19           (2.25)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.23               2.29           (2.17)              -
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.07)          (0.04)              -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.24         $    10.01      $     7.79      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.30%**(c)        29.43%         (21.67)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  181,704         $  129,552      $   37,973      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.23%*             1.24%           1.27%              -
     After expense waiver#                                           1.21%*(b)          1.22%(b)        1.20%(b)           -
  Net investment income to average daily net assets                  0.91%*             1.18%           1.00%              -
  Portfolio turnover rate                                              16%**              28%             38%            N/A

                                                                                         CLASS L
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.03         $     7.81      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.06***            0.13***         0.10***            -
  Net realized and unrealized gain (loss) on investments             0.18               2.18           (2.24)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.24               2.31           (2.14)              -
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.09)          (0.05)              -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.27         $    10.03      $     7.81      $    10.00
                                                               ==========         ==========      ==========      ==========
Total Return(a)                                                      2.39%**           29.56%         (21.40)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  193,253         $  133,178      $   44,235      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.98%*             0.99%           1.02%              -
     After expense waiver#                                           0.96%*(b)          0.97%(b)        0.95%(b)           -
  Net investment income to average daily net assets                  1.16%*             1.44%           1.24%              -
  Portfolio turnover rate                                              16%**              28%             38%            N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2002.
(a) EMPLOYEE BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                         CLASS Y
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.03         $     7.80      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.06***            0.14***         0.12***            -
  Net realized and unrealized gain (loss) on investments             0.19               2.19           (2.26)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.25               2.33           (2.14)              -
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.10)          (0.06)              -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.28         $    10.03      $     7.80      $    10.00
                                                               ==========         ==========      ==========      ==========
Total Return(a)                                                      2.49%**           29.82%         (21.41)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  105,610         $   82,989      $   40,511      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.83%*             0.84%           0.87%              -
     After expense waiver#                                           0.81%*(b)          0.82%(b)        0.81%(b)           -
  Net investment income to average daily net assets                  1.28%*             1.60%           1.44%              -
  Portfolio turnover rate                                              16%**              28%             38%            N/A

                                                                                         CLASS S
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.05         $     7.81      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.07***            0.14***         0.12***            -
  Net realized and unrealized gain (loss) on investments             0.18               2.20           (2.25)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.25               2.34           (2.13)              -
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.10)          (0.06)              -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.30         $    10.05      $     7.81      $    10.00
                                                               ==========         ==========      ==========      ==========
Total Return(a)                                                      2.49%**           29.97%         (21.35)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  283,852         $  228,535      $  101,228      $   10,001
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.79%*             0.80%           0.83%              -
     After expense waiver#                                           0.77%*(b)          0.78%(b)        0.77%(b)           -
  Net investment income to average daily net assets                  1.35%*             1.63%           1.36%              -
  Portfolio turnover rate                                              16%**              28%             38%            N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2002.
(a) EMPLOYEE BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                 CLASS N
                                                                                 -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.94         $     7.76      $     7.76
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.03***            0.08***        (0.00)***^
  Net realized and unrealized gain (loss) on investments             0.19               2.17           (0.00)^
                                                               ----------         ----------      ----------
       Total income (loss) from investment operations                0.22               2.25           (0.00)
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.07)              -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.16         $     9.94      $     7.76
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      2.21%**(c)        29.03%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    1,480         $    1,968      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.53%*             1.54%              -@
     After expense waiver                                            1.51%*(b)          1.52%(b)           -@
  Net investment income to average daily net assets                  0.62%*             0.83%              -@
  Portfolio turnover rate                                              16%**              28%             38%

*    ANNUALIZED
**   PERCENTAGE RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT LOSS AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS A
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.55         $     7.66      $     9.34      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.02***            0.08***         0.07***         0.04***
  Net realized and unrealized gain (loss) on investments             0.26               1.91           (1.68)          (0.67)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.28               1.99           (1.61)          (0.63)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.10)          (0.07)          (0.03)
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.83         $     9.55      $     7.66      $     9.34
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.93%**(c)        25.96%         (17.28)%         (6.29)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   23,500         $   21,341      $   15,852      $    8,881
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.34%*             1.29%           1.30%           1.29%*
     After expense waiver#                                           1.30%*(b)          1.27%(b)        1.29%           1.29%*
  Net investment income to average daily net assets                  0.39%*             0.99%           0.79%           0.65%*
  Portfolio turnover rate                                             104%**              66%            105%             62%**

                                                                                         CLASS L
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.57         $     7.67      $     9.34      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.03***            0.10***         0.09***         0.05***
  Net realized and unrealized gain (loss) on investments             0.26               1.92           (1.67)          (0.67)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.29               2.02           (1.58)          (0.62)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.12)          (0.09)          (0.04)
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.86         $     9.57      $     7.67      $     9.34
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      3.03%**           26.34%         (16.97)%         (6.21)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    6,636         $    6,313      $    4,727      $    2,658
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.09%*             1.04%           1.05%           1.05%*
     After expense waiver#                                           1.05%*(b)          1.02%(b)        1.04%           1.04%*
  Net investment income to average daily net assets                  0.64%*             1.24%           1.07%           0.87%*
  Portfolio turnover rate                                             104%**              66%            105%             62%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE YEAR ENDED DECEMBER 31, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                         CLASS Y
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.59         $     7.68      $     9.35      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.04***            0.12***         0.10***         0.06***
  Net realized and unrealized gain (loss) on investments             0.27               1.91           (1.67)          (0.67)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.31               2.03           (1.57)          (0.61)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.12)          (0.10)          (0.04)
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.90         $     9.59      $     7.68      $     9.35
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      3.23%**           26.40%         (16.87)%         (6.12)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    2,250         $    3,378      $    7,543      $    5,977
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.94%*             0.88%           0.90%           0.90%*
     After expense waiver#                                           0.88%*(b)          0.86%(b)        0.89%           0.90%*
  Net investment income to average daily net assets                  0.79%*             1.42%           1.18%           0.93%*
  Portfolio turnover rate                                             104%**              66%            105%             62%**

                                                                                         CLASS S
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.59         $     7.68      $     9.35      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.04***            0.12***         0.10***         0.07***
  Net realized and unrealized gain (loss) on investments             0.26               1.92           (1.68)          (0.68)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.30               2.04           (1.58)          (0.61)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.13)          (0.09)          (0.04)
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.89         $     9.59      $     7.68      $     9.35
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      3.13%**           26.63%         (16.83)%         (6.09)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   49,807         $   67,536      $   60,499      $   51,604
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.89%*             0.84%           0.85%           0.87%*
     After expense waiver#                                           0.84%*(b)          0.82%(b)        0.84%           0.86%*
  Net investment income to average daily net assets                  0.84%*             1.45%           1.22%           1.05%*
  Portfolio turnover rate                                             104%**              66%            105%             62%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE YEAR ENDED DECEMBER 31, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS N
                                                                                -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.56         $     7.63      $     7.62
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.00***^           0.06***         0.00***^
  Net realized and unrealized gain on investments                    0.26               1.90            0.01
                                                               ----------         ----------      ----------
       Total income from investment operations                       0.26               1.96            0.01
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.03)              -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.82         $     9.56      $     7.63
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      2.72%**(c)        25.73%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $      327         $      315      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.64%*             1.58%              -@
     After expense waiver                                            1.59%*(b)          1.56%(b)           -@
  Net investment income to average daily net assets                  0.10%*             0.70%              -@
  Portfolio turnover rate                                             104%**              66%            105%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  CLASS A
                                                                                  -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01       12/31/00+
                                             ----------------      ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     9.35         $     7.24      $     8.74      $     9.92      $    10.00
                                                ----------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.01***            0.04***         0.02***         0.01***         0.03
  Net realized and unrealized gain (loss)
    on investments                                    0.40               2.10           (1.49)          (1.18)          (0.06)
                                                ----------         ----------      ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.41               2.14           (1.47)          (1.17)          (0.03)
                                                ----------         ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.03)          (0.03)          (0.01)          (0.04)
  From net realized gains                                -                  -               -               -           (0.01)
                                                ----------         ----------      ----------      ----------      ----------
       Total distributions                               -              (0.03)          (0.03)          (0.01)          (0.05)
                                                ----------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     9.76         $     9.35      $     7.24      $     8.74      $     9.92
                                                ==========         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                       4.39%**(c)        29.61%         (16.86)%        (11.75)%         (0.36)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  206,788         $  153,918      $   92,001      $   73,431      $   15,926
  Ratio of expenses to average daily net
    assets:
   Before expense waiver                              1.25%*             1.25%           1.24%           1.25%           1.25%*
   After expense waiver#                              1.25%*(b)          1.24%(b)        1.23%(b)        1.24%            N/A
Net investment income to average daily net
  assets                                              0.26%*             0.45%           0.29%           0.12%           0.53%*
Portfolio turnover rate                                  1%**               7%             25%             20%             11%**

                                                                                  CLASS L
                                                                                  -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01       12/31/00+
                                             ----------------      ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     9.37         $     7.26      $     8.76      $     9.93      $    10.00
                                                ----------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.02***            0.06***         0.04***         0.03***         0.05***
  Net realized and unrealized gain (loss)
    on investments                                    0.40               2.10           (1.50)          (1.17)          (0.07)
                                                ----------         ----------      ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.42               2.16           (1.46)          (1.14)          (0.02)
                                                ----------         ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.05)          (0.04)          (0.03)          (0.04)
  From net realized gains                                -                  -               -               -           (0.01)
                                                ----------         ----------      ----------      ----------      ----------
       Total distributions                               -              (0.05)          (0.04)          (0.03)          (0.05)
                                                ----------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     9.79         $     9.37      $     7.26      $     8.76      $     9.93
                                                ==========         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                       4.48%**           29.79%         (16.64)%        (11.47)%         (0.26)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  250,848         $  207,025      $  114,417      $  105,322      $   44,167
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            1.00%*             1.00%           1.00%           1.00%           1.00%*
     After expense waiver#                            1.00%*(b)          0.99%(b)        0.98%(b)        0.99%            N/A
  Net investment income to average daily net
    assets                                            0.50%*             0.70%           0.53%           0.37%           0.72%*
  Portfolio turnover rate                                1%**               7%             25%             20%             11%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                  CLASS Y
                                                                                  -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01       12/31/00+
                                             ----------------      ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     9.39         $     7.27      $     8.77      $     9.94      $    10.00
                                                ----------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.03***            0.07***         0.05***         0.05***         0.06***
  Net realized and unrealized gain (loss)
    on investments                                    0.40               2.11           (1.50)          (1.18)          (0.07)
                                                ----------         ----------      ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.43               2.18           (1.45)          (1.13)          (0.01)
                                                ----------         ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.06)          (0.05)          (0.04)          (0.04)
  From net realized gains                                -                  -               -               -           (0.01)
                                                ----------         ----------      ----------      ----------      ----------
       Total distributions                               -              (0.06)          (0.05)          (0.04)          (0.05)
                                                ----------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     9.82         $     9.39      $     7.27      $     8.77      $     9.94
                                                ==========         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                       4.58%**           30.04%         (16.52)%        (11.34)%         (0.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   96,075         $   78,751      $   39,762      $   52,286      $   10,076
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            0.85%*             0.85%           0.84%           0.85%           0.84%*
     After expense waiver#                            0.85%*(b)          0.84%(b)        0.83%(b)        0.84%            N/A
  Net investment income to average daily net
    assets                                            0.66%*             0.85%           0.66%           0.52%           0.93%*
  Portfolio turnover rate                                1%**               7%             25%             20%             11%**

                                                                                  CLASS S
                                                                                  -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01       12/31/00+
                                             ----------------      ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     9.40         $     7.27      $     8.78      $     9.94      $    10.00
                                                ----------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.04***            0.08***         0.06***         0.06***         0.06***
  Net realized and unrealized gain (loss)
    on investments                                    0.39               2.12           (1.51)          (1.17)          (0.07)
                                                ----------         ----------      ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.43               2.20           (1.45)          (1.11)          (0.01)
                                                ----------         ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.07)          (0.06)          (0.05)          (0.04)
  From net realized gains                                -                  -               -               -           (0.01)
                                                ----------         ----------      ----------      ----------      ----------
       Total distributions                               -              (0.07)          (0.06)          (0.05)          (0.05)
                                                ----------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     9.83         $     9.40      $     7.27      $     8.78      $     9.94
                                                ==========         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                       4.57%**           30.24%         (16.53)%        (11.20)%         (0.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  387,404         $  339,287      $  233,510      $  277,873      $  225,913
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            0.76%*             0.76%           0.75%           0.76%           0.76%*
     After expense waiver#                            0.76%*(b)          0.75%(b)        0.74%(b)        0.75%            N/A
  Net investment income to average daily net
    assets                                            0.74%*             0.94%           0.76%           0.62%           0.91%*
  Portfolio turnover rate                                1%**               7%             25%             20%             11%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS N
                                                                                -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.25         $     7.21      $     7.19
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.00)***^          0.03***         0.00***^
  Net realized and unrealized gain on investments                    0.39               2.07            0.02
                                                               ----------         ----------      ----------
       Total income from investment operations                       0.39               2.10            0.02
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.06)              -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.64         $     9.25      $     7.21
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      4.22%**(c)        29.18%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    3,062         $    2,891      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.55%*             1.57%              -@
     After expense waiver                                            1.55%*(b)          1.56%(b)           -@
  Net investment income (loss) to average daily net assets          (0.05)%*            0.33%              -@
  Portfolio turnover rate                                               1%**               7%             25%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             CLASS A
                                                                             -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01
                                             -----------------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.23         $     8.09      $    10.55      $    12.17
                                                ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.04***            0.08***         0.07***         0.06***
  Net realized and unrealized gain (loss)
     on investments                                   0.26               2.14           (2.47)          (1.60)
                                                ----------         ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.30               2.22           (2.40)          (1.54)
                                                ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.08)          (0.06)          (0.08)
  From net realized gains                                -                  -               -               -
                                                ----------         ----------      ----------      ----------
       Total distributions                               -              (0.08)          (0.06)          (0.08)
                                                ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $    10.53         $    10.23      $     8.09      $    10.55
                                                ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                       2.93%**(b)        27.49%         (22.74)%        (12.69)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  217,548         $  160,470      $   70,695      $   81,682
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            0.85%*             0.85%           0.85%           0.86%
     After expense waiver#                            0.81%*              N/A             N/A             N/A
  Net investment income to average daily
     net assets                                       0.83%*             0.94%           0.78%           0.52%
  Portfolio turnover rate                                1%**               2%              5%              4%

                                                                                   CLASS A
                                                                                   -------
                                                                   YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                    12/31/00       12/31/99++       02/28/99
                                                                   ----------     ------------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    13.81      $    11.81      $    10.00
                                                                   ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.05***         0.07***         0.06***
  Net realized and unrealized gain (loss)
     on investments                                                     (1.40)           2.18            1.78
                                                                   ----------      ----------      ----------
       Total income (loss) from investment
         operations                                                     (1.35)           2.25            1.84
                                                                   ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.10)          (0.10)          (0.03)
  From net realized gains                                               (0.19)          (0.15)              -
                                                                   ----------      ----------      ----------
       Total distributions                                              (0.29)          (0.25)          (0.03)
                                                                   ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    12.17      $    13.81      $    11.81
                                                                   ==========      ==========      ==========
TOTAL RETURN(a)                                                         (9.88)%         19.14%**        18.40%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $   41,829      $    2,066      $      118
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                                               0.84%           0.85%*          1.09%
     After expense waiver#                                                N/A             N/A             N/A
  Net investment income to average daily
     net assets                                                          0.41%           0.59%*          0.57%
  Portfolio turnover rate                                                  10%            N/A             N/A

                                                                             CLASS L
                                                                             -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01
                                             ----------------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.26         $     8.11      $    10.58      $    12.18
                                                ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.06***            0.11***         0.10***         0.08***
  Net realized and unrealized gain (loss)
     on investments                                   0.26               2.15           (2.48)          (1.60)
                                                ----------         ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.32               2.26           (2.38)          (1.52)
                                                ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.11)          (0.09)          (0.08)
  From net realized gains                                -                  -               -               -
                                                ----------         ----------      ----------      ----------
       Total distributions                               -              (0.11)          (0.09)          (0.08)
                                                ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $    10.58         $    10.26      $     8.11      $    10.58
                                                ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                       3.12%**           27.88%         (22.53)%        (12.46)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  195,508         $  176,247      $   54,756      $   40,420
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            0.60%*             0.60%           0.60%           0.60%
     After expense waiver#                            0.56%*              N/A             N/A             N/A
  Net investment income to average daily
      net assets                                      1.07%*             1.21%           1.05%           0.75%
  Portfolio turnover rate                                1%**               2%              5%              4%

                                                                   CLASS L
                                                                   -------
                                                          YEAR ENDED     PERIOD ENDED
                                                           12/31/00        12/31/99+
                                                          ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    13.80      $    13.11
                                                          ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.09***         0.06***
  Net realized and unrealized gain (loss)
     on investments                                            (1.41)           0.90
                                                          ----------      ----------
       Total income (loss) from investment
         operations                                            (1.32)           0.96
                                                          ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.11)          (0.12)
  From net realized gains                                      (0.19)          (0.15)
                                                          ----------      ----------
       Total distributions                                     (0.30)          (0.27)
                                                          ----------      ----------
NET ASSET VALUE, END OF PERIOD                            $    12.18      $    13.80
                                                          ==========      ==========
TOTAL RETURN(a)                                                (9.61)%          7.38%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $   28,623      $    1,772
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                                      0.59%           0.60%*
     After expense waiver#                                       N/A             N/A
  Net investment income to average daily
      net assets                                                0.64%           0.90%*
  Portfolio turnover rate                                         10%            N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM JULY 1, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
++   FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                            CLASS Y
                                                                            -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01
                                             -----------------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.29         $     8.12      $    10.60      $    12.21
                                                ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.06***            0.12***         0.11***         0.10***
  Net realized and unrealized gain (loss)
     on investments                                   0.26               2.16           (2.49)          (1.61)
                                                ----------         ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.32               2.28           (2.38)          (1.51)
                                                ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.11)          (0.10)          (0.10)
  From net realized gains                                -                  -               -               -
                                                ----------         ----------      ----------      ----------
       Total distributions                               -              (0.11)          (0.10)          (0.10)
                                                ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $    10.61         $    10.29      $     8.12      $    10.60
                                                ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                       3.11%**           28.10%         (22.47)%        (12.37)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  355,682         $  299,713      $  198,240      $  172,244
  Net expenses to average daily net assets            0.45%*             0.45%           0.45%           0.45%
  Net investment income to average daily
     net assets                                       1.19%*             1.34%           1.18%           0.90%
  Portfolio turnover rate                                1%**               2%              5%              4%

                                                                                    CLASS Y
                                                                                    -------
                                                                   YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                    12/31/00       12/31/99++      02/28/99
                                                                   ----------     ------------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    13.81      $    11.79      $    10.00
                                                                   ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.11***         0.11***         0.12***
  Net realized and unrealized gain (loss)
     on investments                                                     (1.41)           2.18            1.78
                                                                   ----------      ----------      ----------
       Total income (loss) from investment
         operations                                                     (1.30)           2.29            1.90
                                                                   ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.11)          (0.12)          (0.11)
  From net realized gains                                               (0.19)          (0.15)              -
                                                                   ----------      ----------      ----------
       Total distributions                                              (0.30)          (0.27)          (0.11)
                                                                   ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    12.21      $    13.81      $    11.79
                                                                   ==========      ==========      ==========
TOTAL RETURN(a)                                                         (9.46)%         19.46%**        18.98%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $  115,648      $   46,253      $      859
  Net expenses to average daily net assets                               0.44%           0.44%*          0.52%
  Net investment income to average daily
     net assets                                                          0.80%           1.01%*          1.09%
  Portfolio turnover rate                                                  10%            N/A             N/A

                                                                             CLASS S
                                                                             -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01
                                             -----------------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.38         $     8.19      $    10.68      $    12.29
                                                ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.06***            0.12***         0.11***         0.11***
  Net realized and unrealized gain (loss)
     on investments                                   0.27               2.18           (2.50)          (1.62)
                                                ----------         ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.33               2.30           (2.39)          (1.51)
                                                ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -              (0.11)          (0.10)          (0.10)
  From net realized gains                                -                  -               -               -
                                                ----------         ----------      ----------      ----------
       Total distributions                               -              (0.11)          (0.10)          (0.10)
                                                ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $    10.71         $    10.38      $     8.19      $    10.68
                                                ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                       3.18%**           28.10%         (22.41)%        (12.33)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  726,603         $  710,691      $  567,426      $  642,799
  Net expenses to average daily net assets            0.42%*             0.42%           0.42%           0.42%
  Net investment income to average daily
     net assets                                       1.22%*             1.37%           1.20%           0.92%
  Portfolio turnover rate                                1%**               2%              5%              4%

                                                                                   CLASS S
                                                                                   -------
                                                                   YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                    12/31/00       12/31/99++       02/28/99
                                                                   ----------     ------------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    13.88      $    11.82      $    10.00
                                                                   ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.11***         0.12***         0.13***
  Net realized and unrealized gain (loss)
     on investments                                                     (1.42)           2.19            1.78
                                                                   ----------      ----------      ----------
       Total income (loss) from investment
         operations                                                     (1.31)           2.31            1.91
                                                                   ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.09)          (0.10)          (0.09)
  From net realized gains                                               (0.19)          (0.15)              -
                                                                   ----------      ----------      ----------
       Total distributions                                              (0.28)          (0.25)          (0.09)
                                                                   ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    12.29      $    13.88      $    11.82
                                                                   ==========      ==========      ==========
TOTAL RETURN(a)                                                         (9.47)%         19.61%**        19.13%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $  761,008      $  813,419      $  426,687
  Net expenses to average daily net assets                               0.42%           0.42%*          0.43%
  Net investment income to average daily
     net assets                                                          0.83%           1.06%*          1.23%
  Portfolio turnover rate                                                  10%            N/A             N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
++   FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                           CLASS Z
                                                                                           -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.38         $     8.19      $    10.68      $    11.66
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.08***            0.15***         0.13***         0.09***
  Net realized and unrealized gain (loss) on investments             0.26               2.17           (2.50)          (0.95)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.34               2.32           (2.37)          (0.86)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.13)          (0.12)          (0.12)
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.72         $    10.38      $     8.19      $    10.68
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      3.28%**           28.39%         (22.23)%         (7.33)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   56,748         $   42,906      $   16,821      $       95
  Net expenses to average daily net assets                           0.20%*             0.21%           0.20%           0.21%*
  Net investment income to average daily net assets                  1.43%*             1.59%           1.42%           1.20%*
  Portfolio turnover rate                                               1%**               2%              5%              4%**

                                                                                CLASS N
                                                                                -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.15         $     8.05      $     8.05
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.03***            0.06***         0.00^
  Net realized and unrealized gain (loss) on investments             0.25               2.14           (0.00)^
                                                               ----------         ----------      ----------
       Total income (loss) from investment operations                0.28               2.20            0.00
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.10)              -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.43         $    10.15      $     8.05
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      2.76%**(b)        27.34%(b)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    3,475         $    2,487      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.15%*             1.15%              -@
     After expense waiver#                                           1.11%*              N/A             N/A
  Net investment income to average daily net assets                  0.56%*             0.64%              -@
  Portfolio turnover rate                                               1%**               2%              5%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++   CLASS N SHARES COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS A
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.33         $     6.72      $     9.07      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.01)***          (0.01)***       (0.01)***       (0.02)***
  Net realized and unrealized gain (loss) on investments             0.19               1.63           (2.34)          (0.91)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.18               1.62           (2.35)          (0.93)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.01)          (0.00)^^            -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.51         $     8.33      $     6.72      $     9.07
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.16%**(c)        24.09%         (25.91)%         (9.30)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   32,505         $   26,955      $    4,914      $    1,006
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.38%*             1.39%           1.38%           1.39%*
     After expense waiver#                                           1.37%*(b)          1.38%(b)        1.38%           1.39%*
  Net investment loss to average daily net assets                   (0.27)%*           (0.13)%         (0.20)%         (0.39)%*
  Portfolio turnover rate                                              10%**              23%             30%             27%**

                                                                                         CLASS L
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.39         $     6.76      $     9.09      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.00)***^          0.01***        (0.00)***^      (0.01)***
  Net realized and unrealized gain (loss) on investments             0.19               1.63           (2.33)          (0.90)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.19               1.64           (2.33)          (0.91)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.01)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.58         $     8.39      $     6.76      $     9.09
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.26%**           24.25%         (25.63)%         (9.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  308,485         $  302,292      $  217,427      $  314,290
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.13%*             1.13%           1.13%           1.14%*
     After expense waiver#                                           1.12%*(b)          1.12%(b)        1.13%           1.14%*
  Net investment income (loss) to average daily net assets          (0.03)%*            0.14%          (0.05)%         (0.18)%*
  Portfolio turnover rate                                              10%**              23%             30%             27%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
^^   DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001, THE YEAR ENDED DECEMBER 31, 2002 AND THE PERIOD JANUARY 1, 2003 THROUGH APRIL 30, 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                         CLASS Y
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.39         $     6.77      $     9.10      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       0.00***^           0.02***         0.01***        (0.00)***^
  Net realized and unrealized gain (loss) on investments             0.21               1.62           (2.34)          (0.90)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.21               1.64           (2.33)          (0.90)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.02)          (0.00)^^            -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.60         $     8.39      $     6.77      $     9.10
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.50%**           24.26%         (25.56)%         (9.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    4,228         $    3,626      $      827      $      617
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.01%*             1.01%           1.01%           1.02%*
     After expense waiver#                                           1.00%*(b)          1.01%*(b)       1.01%           1.01%*
  Net investment income (loss) to average daily net assets           0.09%*             0.26%           0.12%          (0.02)%*
  Portfolio turnover rate                                              10%**              23%             30%             27%**

                                                                                         CLASS S
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.42         $     6.78      $     9.10      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.01***            0.03***         0.02***         0.00***^
  Net realized and unrealized gain (loss) on investments             0.19               1.64           (2.33)          (0.90)
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.20               1.67           (2.31)          (0.90)
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.03)          (0.01)              -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.62         $     8.42      $     6.78      $     9.10
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.38%**           24.58%         (25.43)%         (9.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   89,071         $   91,674      $   72,210      $  113,011
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.88%*             0.88%           0.88%           0.89%*
     After expense waiver#                                           0.87%*(b)          0.87%(b)        0.88%           0.89%*
  Net investment income to average daily net assets                  0.22%*             0.39%           0.20%           0.07%*
  Portfolio turnover rate                                              10%**              23%             30%             27%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
^^   DISTIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001, THE YEAR ENDED DECEMBER 31, 2002 AND THE PERIOD JANUARY 1, 2003 THROUGH APRIL 30, 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS N
                                                                                -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.27         $     6.69      $     6.69
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.02)***          (0.03)***        0.00***^
  Net realized and unrealized gain (loss) on investments             0.19               1.61           (0.00)+
                                                               ----------         ----------      ----------
       Total income from investment operations                       0.17               1.58            0.00
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.00)^^            -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.44         $     8.27      $     6.69
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      2.06%**(c)        23.64%(c)        0.00%@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    2,373         $    1,493      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.68%*             1.69%              -@
     After expense waiver#                                           1.68%*(b)          1.69%(b)         N/A@
  Net investment loss to average daily net assets                   (0.54)%*           (0.45)%          0.00%@
  Portfolio turnover rate                                              10%**              23%             30%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME (LOSS) AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
^^   DISTIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
++  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JANUARY 1, 2003 THROUGH APRIL 30, 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS A
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.48         $     6.97      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.02)***          (0.03)***       (0.04)***           -
  Net realized and unrealized gain (loss) on investments             0.24               1.54           (2.99)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.22               1.51           (3.03)           0.00
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.70         $     8.48      $     6.97      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.59%**(c)        21.66%         (30.30)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    1,644         $    1,374      $      826      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.34%*             1.34%           1.40%              -
     After expense waiver#                                           1.26%*(b)          1.25%(b)        1.22%(b)           -
  Net investment loss to average daily net assets                   (0.48)%*           (0.34)%         (0.48)%             -
  Portfolio turnover rate                                              38%**              47%             56%              -

                                                                                         CLASS L
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.52         $     6.99      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.01)***          (0.01)***       (0.01)***           -
  Net realized and unrealized gain (loss) on investments             0.24               1.54           (3.00)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.23               1.53           (3.01)           0.00
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.75         $     8.52      $     6.99      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.70%**           21.89%         (30.10)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    8,557         $    7,628      $    3,883      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.09%*             1.09%           1.15%              -
     After expense waiver#                                           1.01%*(b)          1.00%(b)        0.98%(b)           -
  Net investment loss to average daily net assets                   (0.23)%*           (0.08)%         (0.20)%             -
  Portfolio turnover rate                                              38%**              47%             56%              -

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                         CLASS Y
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.53         $     7.00      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.00)***^          0.01***        (0.01)***           -
  Net realized and unrealized gain (loss) on investments             0.23               1.53           (2.99)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.23               1.54           (3.00)           0.00
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.01)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.76         $     8.53      $     7.00      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.70%**           22.04%         (30.00)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    7,938         $    7,697      $       78      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.94%*             0.94%           1.00%              -
     After expense waiver#                                           0.86%*(b)          0.86%(b)        0.82%(b)           -
  Net investment income (loss) to average daily net assets          (0.09)%*            0.08%          (0.11)%             -
  Portfolio turnover rate                                              38%**              47%             56%              -

                                                                                         CLASS S
                                                                                         -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.55         $     7.01      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.00)***^          0.01***        (0.00)***^          -
  Net realized and unrealized gain (loss) on investments             0.24               1.54           (2.99)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations                0.24               1.55           (2.99)           0.00
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.01)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.79         $     8.55      $     7.01      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                      2.81%**           22.05%         (29.90)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   17,817         $   33,787      $   28,029      $   10,001
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.90%*             0.90%           0.96%              -
     After expense waiver#                                           0.82%*(b)          0.81%(b)        0.77%(b)           -
  Net investment income (loss) to average daily net assets          (0.05)%*            0.11%          (0.05)%             -
  Portfolio turnover rate                                              38%**              47%             56%              -

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS N
                                                                                -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.42         $     6.94      $     6.95
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.03)***          (0.05)***       (0.00)***^
  Net realized and unrealized gain (loss) on investments             0.23               1.53           (0.01)
                                                               ----------         ----------      ----------
       Total income (loss) from investment operations                0.20               1.48           (0.01)
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.62         $     8.42      $     6.94
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      2.38%** (c)       21.33%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $      128         $      125      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.65%*             1.64%              -@
     After expense waiver#                                           1.56%*(b)          1.55%(b)           -@
  Net investment loss to average daily net assets                   (0.79)%            (0.63)%             -@
  Portfolio turnover rate                                              38%**              47%             56%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   CLASS A
                                                                                   -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01
                                             -----------------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     7.40         $     6.04      $     8.39      $    11.24
                                                ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                               (0.01)***          (0.02)***       (0.03)***       (0.03)***
   Net realized and unrealized gain (loss)
     on investments                                   0.17               1.38           (2.32)          (2.82)
                                                ----------         ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.16               1.36           (2.35)          (2.85)
                                                ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                 -                  -               -               -
   From net realized gains                               -                  -               -               -
                                                ----------         ----------      ----------      ----------
       Total distributions                               -                  -               -               -
                                                ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     7.56         $     7.40      $     6.04      $     8.39
                                                ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                       2.16%**(c)        22.52%         (28.01)%        (25.36)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  228,163         $  206,097      $   79,267      $   75,186
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            1.26%*             1.26%           1.26%           1.27%
     After expense waiver#                            1.25%*(b)          1.18%(b)        1.22%(b)        1.24%
  Net investment loss to average daily net
    assets                                           (0.40)%*           (0.31)%         (0.41)%         (0.36)%
  Portfolio turnover rate                              130%**             260%            224%            279%

                                                                            CLASS A
                                                                            -------
                                                                   YEAR ENDED     PERIOD ENDED
                                                                    12/31/00       12/31/99+
                                                                   ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    12.90      $    10.00
                                                                   ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                                  (0.05)***       (0.05)***
   Net realized and unrealized gain (loss)
     on investments                                                     (0.70)           2.98
                                                                   ----------      ----------
       Total income (loss) from investment
         operations                                                     (0.75)           2.93
                                                                   ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                                (0.00)^             -
   From net realized gains                                              (0.91)          (0.03)
                                                                   ----------      ----------
       Total distributions                                              (0.91)          (0.03)
                                                                   ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    11.24      $    12.90
                                                                   ==========      ==========
TOTAL RETURN(a)                                                         (6.01)%         29.27%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $   44,905      $    2,379
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                                               1.29%           1.50%*
     After expense waiver#                                               1.25%            N/A
   Net investment loss to average daily net
     assets                                                             (0.35)%         (0.68)%*
   Portfolio turnover rate                                                264%            114%**

                                                                             CLASS L
                                                                             -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03          12/31/02        12/31/01
                                             -----------------     ----------        ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     7.49         $     6.10        $     8.45      $    11.29
                                                ----------         ----------        ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                               (0.01)***          (0.00)***^^       (0.01)***       (0.01)***
   Net realized and unrealized gain (loss)
     on investments                                   0.18               1.39             (2.34)          (2.83)
                                                ----------         ----------        ----------      ----------
       Total income (loss) from investment
         operations                                   0.17               1.39             (2.35)          (2.84)
                                                ----------         ----------        ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                 -                  -                 -               -
   From net realized gains                               -                  -                 -               -
                                                ----------         ----------        ----------      ----------
       Total distributions                               -                  -                 -               -
                                                ----------         ----------        ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     7.66         $     7.49        $     6.10      $     8.45
                                                ==========         ==========        ==========      ==========
TOTAL RETURN(a)                                       2.27%**           22.79%           (27.81)%        (25.15)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  251,586         $  201,623        $   99,882      $  112,901
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            1.01%*             1.01%             1.01%           1.02%
     After expense waiver#                            1.00%*(b)          0.92%(b)          0.97%(b)        0.99%
  Net investment loss to average daily net
    assets                                           (0.14)%*           (0.05)%           (0.17)%         (0.11)%
  Portfolio turnover rate                              130%**             260%              224%            279%

                                                                           CLASS L
                                                                           -------
                                                                   YEAR ENDED     PERIOD ENDED
                                                                    12/31/00       12/31/99+
                                                                   ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    12.93      $    10.00
                                                                   ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                                  (0.01)***       (0.03)***
   Net realized and unrealized gain (loss)
     on investments                                                     (0.72)           2.99
                                                                   ----------      ----------
       Total income (loss) from investment
         operations                                                     (0.73)           2.96
                                                                   ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                                (0.00)^             -
   From net realized gains                                              (0.91)          (0.03)
                                                                   ----------      ----------
       Total distributions                                              (0.91)          (0.03)
                                                                   ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    11.29      $    12.93
                                                                   ==========      ==========
TOTAL RETURN(a)                                                         (5.84)%         29.57%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $   69,163      $    8,912
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                                               1.04%           1.25%*
     After expense waiver#                                               1.00%            N/A
  Net investment loss to average daily net
    assets                                                              (0.11)%         (0.41)%*
  Portfolio turnover rate                                                 264%            114%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
^^   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR ALL PERIODS SHOWN IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   CLASS Y
                                                                                   -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02         12/31/01
                                             -----------------     ----------      ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     7.54         $     6.12      $     8.47       $    11.31
                                                ----------         ----------      ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                      (0.00)***^^         0.01***        (0.00)***^^       0.00***^^
   Net realized and unrealized gain (loss)
     on investments                                   0.17               1.41           (2.35)           (2.84)
                                                ----------         ----------      ----------       ----------
       Total income (loss) from investment
         operations                                   0.17               1.42           (2.35)           (2.84)
                                                ----------         ----------      ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                 -                  -               -                -
   From net realized gains                               -                  -               -                -
                                                ----------         ----------      ----------       ----------
       Total distributions                               -                  -               -                -
                                                ----------         ----------      ----------       ----------
NET ASSET VALUE, END OF PERIOD                  $     7.71         $     7.54      $     6.12       $     8.47
                                                ==========         ==========      ==========       ==========
TOTAL RETURN(a)                                       2.25%**           23.20%         (27.75)%         (25.11)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  105,564         $  101,937      $   70,469       $   81,552
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                            0.86%*             0.86%           0.86%            0.87%
     After expense waiver#                            0.85%*(b)          0.77%(b)        0.82%(b)         0.84%
  Net investment income (loss) to average
    daily
     net assets                                       0.00%*^^^          0.10%          (0.03)%           0.04%
  Portfolio turnover rate                              130%**             260%            224%             279%

                                                                           CLASS Y
                                                                           -------
                                                                   YEAR ENDED     PERIOD ENDED
                                                                    12/31/00       12/31/99+
                                                                   ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    12.93      $    10.00
                                                                   ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                          0.00**^^       (0.02)***
   Net realized and unrealized gain (loss)
     on investments                                                     (0.71)           2.98
                                                                   ----------      ----------
       Total income (loss) from investment
         operations                                                     (0.71)           2.96
                                                                   ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                                (0.00)^             -
   From net realized gains                                              (0.91)          (0.03)
                                                                   ----------      ----------
       Total distributions                                              (0.91)          (0.03)
                                                                   ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    11.31      $    12.93
                                                                   ==========      ==========
TOTAL RETURN(a)                                                         (5.69)%         29.57%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $   49,165      $   34,170
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                                               0.89%           1.12%*
     After expense waiver#                                               0.87%            N/A
  Net investment income (loss) to average
    daily
     net assets                                                          0.01%          (0.26)%*
  Portfolio turnover rate                                                 264%            114%**

                                                                            CLASS S
                                                                            -------
                                             SIX MONTHS ENDED
                                                  6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                (UNAUDITED)         12/31/03        12/31/02        12/31/01
                                             -----------------     ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     7.56         $     6.14      $     8.49      $    11.32
                                                ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       0.00***^^          0.01***         0.00***^^       0.01***
   Net realized and unrealized gain (loss)
     on investments                                   0.18               1.41           (2.35)          (2.84)
                                                ----------         ----------      ----------      ----------
       Total income (loss) from investment
         operations                                   0.18               1.42           (2.35)          (2.83)
                                                ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                 -                  -               -               -
   From net realized gains                               -                  -               -               -
                                                ----------         ----------      ----------      ----------
       Total distributions                               -                  -               -               -
                                                ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                  $     7.74         $     7.56      $     6.14      $     8.49
                                                ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                       2.38%**           23.13%         (27.68)%        (25.00)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  230,594         $  217,508      $  130,165      $  174,610
Ratio of expenses to average daily net assets:
   Before expense waiver                              0.80%*             0.80%           0.80%           0.81%
   After expense waiver#                              0.79%*(b)          0.71%(b)        0.76%(b)        0.78%
Net investment income (loss) to average daily
   net assets                                         0.06%*             0.16%           0.04%           0.10%
Portfolio turnover rate                                130%**             260%            224%            279%

                                                                            CLASS S
                                                                            -------
                                                                   YEAR ENDED     PERIOD ENDED
                                                                    12/31/00       12/31/99+
                                                                   ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    12.93      $    10.00
                                                                   ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                          0.01***        (0.01)***
   Net realized and unrealized gain (loss)
     on investments                                                     (0.71)           2.97
                                                                   ----------      ----------
       Total income (loss) from investment
         operations                                                     (0.70)           2.96
                                                                   ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital                                                (0.00)^             -
   From net realized gains                                              (0.91)          (0.03)
                                                                   ----------      ----------
       Total distributions                                              (0.91)          (0.03)
                                                                   ----------      ----------
NET ASSET VALUE, END OF PERIOD                                     $    11.32      $    12.93
                                                                   ==========      ==========
TOTAL RETURN(a)                                                         (5.61)%         29.57%**

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                               $  165,480      $   62,968
   Ratio of expenses to average daily net assets:
     Before expense waiver                                               0.83%           0.97%*
     After expense waiver#                                               0.80%            N/A
   Net investment income (loss) to average daily
     net assets                                                          0.07%          (0.10)%*
   Portfolio turnover rate                                                264%            114%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
^^   NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
^^^  NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS IS LESS THAN 0.01%.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR ALL PERIODS SHOWN IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS N
                                                                                -------
                                                            SIX MONTHS ENDED
                                                                6/30/04           YEAR ENDED     PERIOD ENDED
                                                              (UNAUDITED)          12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     7.34         $     6.01      $     6.01
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.03)***          (0.05)***        0.00***^^
  Net realized and unrealized gain (loss) on investments             0.17               1.38           (0.00)^^
                                                               ----------         ----------      ----------
       Total income from investment operations                       0.14               1.33            0.00
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $     7.48         $     7.34      $     6.01
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      1.91%**(c)        22.13%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    1,641         $    1,661      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.56%*             1.57%              -@
     After expense waiver                                            1.55%*(b)          1.52%(b)           -@
  Net investment loss to average daily net assets                   (0.71)%*           (0.65)%             -@
  Portfolio turnover rate                                             130%**             260%            224%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^^ NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR ALL PERIODS SHOWN IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT SALES CHARGES AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      CLASS A
                                                                                      -------
                                                  SIX MONTHS ENDED
                                                      6/30/04       YEAR ENDED       YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                    (UNAUDITED)      12/31/03         12/31/02      12/31/01(d)      12/31/00+
                                                  ----------------  ----------       ----------     -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    4.96       $    3.80       $    5.28       $    7.75       $   10.00
                                                     ---------       ---------       ---------       ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.03)***       (0.02)***       (0.02)***       (0.02)***        0.01***
  Net realized and unrealized gain (loss) on
    investments                                           0.59            1.18           (1.46)          (2.45)          (2.24)
                                                     ---------       ---------       ---------       ---------       ---------
       Total income (loss) from investment
         operations                                       0.56            1.16           (1.48)          (2.47)          (2.23)
                                                     ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 -               -               -               -           (0.02)
  Tax return of capital                                      -               -               -               -           (0.00)^^
                                                     ---------       ---------       ---------       ---------       ---------
       Total distributions                                   -               -               -               -           (0.02)
                                                     ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                       $    5.52       $    4.96       $    3.80       $    5.28       $    7.75
                                                     =========       =========       =========       =========       =========
TOTAL RETURN(a)                                          11.29%**(c)     30.53%         (28.03)%        (31.87)%        (22.32)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $  91,481       $  65,012       $  37,203       $  34,747       $  32,257
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.36%*          1.37%           1.37%           1.36%           1.35%*
     After expense waiver#                                1.33%*(b)       1.33%(b)        1.34%(b)        1.35%            N/A
  Net investment income (loss) to average daily
    net assets                                           (1.10)%*        (0.56)%         (0.56)%         (0.33)%          0.14%*
  Portfolio turnover rate                                   89%**           93%            112%            112%             48%**

                                                                                      CLASS L
                                                                                      -------
                                                  SIX MONTHS ENDED
                                                      6/30/04       YEAR ENDED       YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                    (UNAUDITED)      12/31/03         12/31/02      12/31/01(d)      12/31/00+
                                                  ----------------  ----------       ----------     -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    5.01       $    3.82       $    5.31       $    7.77       $   10.00
                                                     ---------       ---------       ---------       ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.02)***       (0.01)***       (0.01)***       (0.00)***^       0.03***
  Net realized and unrealized gain (loss) on
    investments                                           0.59            1.20           (1.48)          (2.46)          (2.24)
                                                     ---------       ---------       ---------       ---------       ---------
       Total income (loss) from investment
         operations                                       0.57            1.19           (1.49)          (2.46)          (2.21)
                                                     ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 -               -               -               -           (0.02)
  Tax return of capital                                      -               -               -               -           (0.00)^^
                                                     ---------       ---------       ---------       ---------       ---------
       Total distributions                                   -               -               -               -           (0.02)
                                                     ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                       $    5.58       $    5.01       $    3.82       $    5.31       $    7.77
                                                     =========       =========       =========       =========       =========
TOTAL RETURN(a)                                          11.38%**        31.15%         (28.06)%        (31.66)%        (22.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $ 128,234       $  76,120       $  31,012       $  27,980       $  21,017
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.11%*          1.12%           1.12%           1.11%           1.12%*
     After expense waiver#                                1.08%*(b)       1.08%(b)        1.09%(b)        1.10%            N/A
  Net investment income (loss) to average daily
    net assets                                           (0.85)%*        (0.32)%         (0.31)%         (0.08)%          0.43%*
  Portfolio turnover rate                                   89%**           93%            112%            112%             48%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
^^   TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001, JANUARY 1, 2002 THROUGH APRIL 30, 2002 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.
(d) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS AN INCREASE TO NET INVESTMENT LOSS PER SHARE OF LESS THAN $0.01, A DECREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF LESS THAN $0.01 AND AN INCREASE IN THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                                      CLASS Y
                                                                                      -------
                                                  SIX MONTHS ENDED
                                                      6/30/04       YEAR ENDED       YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                    (UNAUDITED)      12/31/03         12/31/02      12/31/01(c)      12/31/00+
                                                  ----------------  ----------       ----------     -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    5.03       $    3.83       $    5.31       $    7.77       $   10.00
                                                     ---------       ---------       ---------       ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.02)***       (0.01)***       (0.01)***       (0.00)***^       0.03***
  Net realized and unrealized gain (loss) on
    investments                                           0.60            1.21           (1.47)          (2.46)          (2.24)
                                                     ---------       ---------       ---------       ---------       ---------
       Total income (loss) from investment
         operations                                       0.58            1.20           (1.48)          (2.46)          (2.21)
                                                     ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 -               -               -               -           (0.02)
  Tax return of capital                                      -               -               -               -           (0.00)^^
                                                     ---------       ---------       ---------       ---------       ---------
       Total distributions                                   -               -               -               -           (0.02)
                                                     ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                       $    5.61       $    5.03       $    3.83       $    5.31       $    7.77
                                                     =========       =========       =========       =========       =========
TOTAL RETURN(a)                                          11.53%**        31.33%         (27.87)%        (31.66)%        (22.06)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $  25,817       $  17,333       $  10,145       $  12,095       $   2,295
  Ratio of expenses to average daily net assets:
     Before expense waiver                                0.93%*          0.97%           0.97%           0.96%           0.95%*
     After expense waiver#                                0.93%*(b)       0.93%(b)        0.94%(b)        0.94%            N/A
  Net investment income (loss) to average daily
    net assets                                           (0.70)%*        (0.16)%         (0.16)%         (0.02)%          0.52%*
  Portfolio turnover rate                                   89%**           93%            112%            112%             48%**

                                                                                      CLASS S
                                                                                      -------
                                                  SIX MONTHS ENDED
                                                      6/30/04       YEAR ENDED       YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                    (UNAUDITED)      12/31/03         12/31/02      12/31/01(c)      12/31/00+
                                                  ----------------  ----------       ----------     -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    5.05       $    3.84       $    5.32       $    7.77       $   10.00
                                                     ---------       ---------       ---------       ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.02)***       (0.00)***^      (0.01)***        0.01***         0.04***
  Net realized and unrealized gain (loss) on
    investments                                           0.60            1.21           (1.47)          (2.46)          (2.24)
                                                     ---------       ---------       ---------       ---------       ---------
       Total income (loss) from investment
         operations                                       0.58            1.21           (1.48)          (2.45)          (2.20)
                                                     ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 -               -               -               -           (0.03)
  Tax return of capital                                      -               -               -               -           (0.00)^^
                                                     ---------       ---------       ---------       ---------       ---------
       Total distributions                                   -               -               -               -           (0.03)
                                                     ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                       $    5.63       $    5.05       $    3.84       $    5.32       $    7.77
                                                     =========       =========       =========       =========       =========
TOTAL RETURN(a)                                          11.49%**        31.51%         (27.82)%        (31.53)%        (22.05)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $ 156,494       $ 108,281       $  46,026       $  76,724       $  75,412
  Ratio of expenses to average daily net assets:
     Before expense waiver                                0.86%*          0.87%           0.87%           0.86%           0.87%*
     After expense waiver#                                0.83%*(b)       0.83%(b)        0.84%(b)        0.85%            N/A
  Net investment income (loss) to average daily
    net assets                                           (0.60)%*        (0.06)%         (0.07)%          0.17%           0.70%*
  Portfolio turnover rate                                   89%**           93%            112%            112%             48%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
^^   TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001, JANUARY 1, 2002 THROUGH APRIL 30, 2002 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS AN INCREASE TO NET INVESTMENT LOSS PER SHARE OF LESS THAN $0.01, A DECREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF LESS THAN $0.01 AND AN INCREASE IN THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                               CLASS N
                                                                               -------
                                                        SIX MONTHS ENDED
                                                            6/30/04           YEAR ENDED        PERIOD ENDED
                                                          (UNAUDITED)          12/31/03          12/31/02++
                                                        ----------------      ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     4.92         $     3.77         $     3.77
                                                           ----------         ----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.04)***          (0.04)***           0.00***^
  Net realized and unrealized gain (loss) on investments         0.58               1.19              (0.00)^
                                                           ----------         ----------         ----------
       Total income from investment operations                   0.54               1.15               0.00
                                                           ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                             $     5.46         $     4.92         $     3.77
                                                           ==========         ==========         ==========
TOTAL RETURN(a)                                                 10.98%**(c)        30.50%(c)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $    1,154         $      636         $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.65%*             1.68%                 -@
     After expense waiver#                                       1.62%*(b)          1.64%(b)              -@
  Net investment loss to average daily net assets               (1.39)%*           (0.91)%                -@
  Portfolio turnover rate                                          89%**              93%               112%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              CLASS A
                                                                              -------
                                           SIX MONTHS ENDED
                                               6/30/04           YEAR ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                             (UNAUDITED)          12/31/03      12/31/02       12/31/01       12/31/00+
                                           ----------------      ----------    ----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    3.74         $    2.53      $    4.08      $    6.08      $   10.00
                                               ---------         ---------      ---------      ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.02)***         (0.03)***      (0.03)***      (0.04)***      (0.05)***
  Net realized and unrealized gain (loss)
    on investments                                  0.12              1.24          (1.52)         (1.96)         (3.87)
                                               ---------         ---------      ---------      ---------      ---------
       Total income (loss) from investment
         operations                                 0.10              1.21          (1.55)         (2.00)         (3.92)
                                               ---------         ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                 $    3.84         $    3.74      $    2.53      $    4.08      $    6.08
                                               =========         =========      =========      =========      =========
TOTAL RETURN(a)                                     2.67%**(b)       47.83%        (37.99)%       (33.00)%       (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $  30,560         $  30,349      $  11,644      $  12,472      $   4,411
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          1.13%*            1.17%          1.18%          1.11%          1.11%*
     After expense waiver#                           N/A              1.12%          1.04%          1.07%           N/A
  Net investment loss to average daily net
    assets                                         (0.92)%*          (0.86)%        (0.90)%        (0.90)%        (0.91)%*
  Portfolio turnover rate                             13%**             66%            65%            45%            30%**


                                                                              CLASS L
                                                                              -------
                                           SIX MONTHS ENDED
                                               6/30/04        YEAR ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                             (UNAUDITED)       12/31/03      12/31/02       12/31/01       12/31/00+
                                           ----------------   ----------    ----------     ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    3.77      $    2.54      $    4.10      $    6.09      $   10.00
                                               ---------      ---------      ---------      ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.01)***      (0.02)***      (0.02)***      (0.03)***      (0.04)***
  Net realized and unrealized gain (loss)
    on investments                                  0.12           1.25          (1.54)         (1.96)         (3.87)
                                               ---------      ---------      ---------      ---------      ---------
       Total income (loss) from investment
         operations                                 0.11           1.23          (1.56)         (1.99)         (3.91)
                                               ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                 $    3.88      $    3.77      $    2.54      $    4.10      $    6.09
                                               =========      =========      =========      =========      =========
TOTAL RETURN(a)                                     2.92%**       48.43%        (38.05)%       (32.68)%       (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $  14,389      $  15,508      $   6,389      $   8,225      $   2,360
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          0.88%*         0.91%          0.93%          0.86%          0.86%*
     After expense waiver#                           N/A           0.87%          0.79%          0.82%           N/A
  Net investment loss to average daily net
    assets                                         (0.68)%*       (0.61)%        (0.65)%        (0.65)%        (0.65)%*
  Portfolio turnover rate                             13%**          66%            65%            45%            30%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001, AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                              CLASS Y
                                                                              -------
                                           SIX MONTHS ENDED
                                                6/30/04       YEAR ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)      12/31/03      12/31/02       12/31/01       12/31/00+
                                            ----------------  ----------    ----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    3.79      $    2.54      $    4.11      $    6.10      $   10.00
                                               ---------      ---------      ---------      ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.01)***      (0.01)***      (0.01)***      (0.02)***      (0.03)***
  Net realized and unrealized gain (loss)
    on investments                                  0.13           1.26          (1.56)         (1.97)         (3.87)
                                               ---------      ---------      ---------      ---------      ---------
       Total income (loss) from investment
          operations                                0.12           1.25          (1.57)         (1.99)         (3.90)
                                               ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                 $    3.91      $    3.79      $    2.54      $    4.11      $    6.10
                                               =========      =========      =========      =========      =========
TOTAL RETURN(a)                                     3.17%**       48.63%        (37.96)%       (32.62)%       (39.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   4,072      $   3,827      $     998      $     350      $     121
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          0.73%*         0.77%          0.78%          0.71%          0.80%*
     After expense waiver#                           N/A           0.73%          0.64%          0.67%           N/A
  Net investment loss to average daily net
    assets                                         (0.52)%*       (0.45)%        (0.50)%        (0.50)%        (0.54)%*
  Portfolio turnover rate                             13%**          66%            65%            45%            30%**


                                                                              CLASS S
                                                                              -------
                                           SIX MONTHS ENDED
                                               6/30/04        YEAR ENDED     YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                             (UNAUDITED)       12/31/03       12/31/02      12/31/01       12/31/00+
                                           -----------------  ----------     ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    3.81      $    2.56      $    4.12      $    6.10      $   10.00
                                               ---------      ---------      ---------      ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.01)***      (0.01)***      (0.01)***      (0.02)***      (0.02)***
  Net realized and unrealized gain (loss)
    on investments                                  0.13           1.26          (1.55)         (1.96)         (3.88)
                                               ---------      ---------      ---------      ---------      ---------
       Total income (loss) from investment
         operations                                 0.12           1.25          (1.56)         (1.98)         (3.90)
                                               ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                 $    3.93      $    3.81      $    2.56      $    4.12      $    6.10
                                               =========      =========      =========      =========      =========
TOTAL RETURN(a)                                     3.15%**       48.83%        (37.71)%       (32.62)%       (39.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $  20,420      $  26,424      $   7,211      $  19,602      $  20,466
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          0.63%*         0.67%          0.68%          0.62%          0.69%*
     After expense waiver#                           N/A           0.63%          0.54%          0.58%           N/A
  Net investment loss to average daily net
    assets                                         (0.42)%*       (0.36)%        (0.41)%        (0.39)%        (0.39)%*
  Portfolio turnover rate                             13%**          66%            65%            45%            30%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001, AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.


                                                                                      CLASS N
                                                                                      -------
                                                                 SIX MONTHS ENDED
                                                                     6/30/04           YEAR ENDED       PERIOD ENDED
                                                                   (UNAUDITED)          12/31/03         12/31/02++
                                                                 ----------------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $       3.71       $       2.52      $       2.53
                                                                   ------------       ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                     (0.02)***          (0.04)***         (0.00)***^
  Net realized and unrealized gain (loss) on investments                   0.12               1.23             (0.01)
                                                                   ------------       ------------      ------------
       Total income (loss) from investment operations                      0.10               1.19             (0.01)
                                                                   ------------       ------------      ------------
NET ASSET VALUE, END OF PERIOD                                     $       3.81       $       3.71      $       2.52
                                                                   ============       ============      ============
TOTAL RETURN(a)                                                            2.70%**(b)        47.22%(b)             -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $        412       $        150      $        100
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                 1.42%*             1.46%                -@
     After expense waiver#                                                  N/A               1.42%                -@
  Net investment loss to average daily net assets                         (1.20)%*           (1.15)%               -@
  Portfolio turnover rate                                                    13%**              66%               65%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001, AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              CLASS A
                                                                              -------
                                           SIX MONTHS ENDED
                                               6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                             (UNAUDITED)         12/31/03        12/31/02        12/31/01       12/31/00+
                                           ----------------     ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   16.92         $   11.94       $   13.41       $   10.51      $   10.00
                                               ---------         ---------       ---------       ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.06)***         (0.06)***       (0.04)***       (0.04)***       0.02***
  Net realized and unrealized gain (loss)
    on investments                                  0.77              5.45           (1.33)           3.30           0.52
                                               ---------         ---------       ---------       ---------      ---------
       Total income (loss) from investment
         operations                                 0.71              5.39           (1.37)           3.26           0.54
                                               ---------         ---------       ---------       ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -             (0.00)              -           (0.00)^        (0.03)
  From net realized gains                              -             (0.41)          (0.10)          (0.36)             -
                                               ---------         ---------       ---------       ---------      ---------
       Total distributions                             -             (0.41)          (0.10)          (0.36)         (0.03)
                                               ---------         ---------       ---------       ---------      ---------
NET ASSET VALUE, END OF PERIOD                 $   17.63         $   16.92       $   11.94       $   13.41      $   10.51
                                               =========         =========       =========       =========      =========
TOTAL RETURN(a)                                     4.20%**(c)       45.13%         (10.18)%         31.08%          5.41%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $ 196,393         $ 158,981       $  54,319       $  24,562      $     753
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          1.29%*            1.30%           1.30%           1.29%          1.31%*
     After expense waiver#                          1.27%*(b)         1.29%(b)        1.30%(b)        1.29%           N/A
  Net investment income (loss) to average
    daily net assets                               (0.68)%*          (0.40)%         (0.33)%         (0.30)%         0.33%*
  Portfolio turnover rate                             21%**             31%             78%             53%            22%**

                                                                              CLASS L
                                                                              -------
                                           SIX MONTHS ENDED
                                                6/30/04      YEAR ENDED      YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)     12/31/03        12/31/02       12/31/01       12/31/00+
                                           ----------------  ----------      ----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   17.05      $   12.00       $   13.45      $   10.51       $   10.00
                                               ---------      ---------       ---------      ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.04)***      (0.02)***       (0.01)***       0.00***^        0.04***
  Net realized and unrealized gain (loss)
    on investments                                  0.78           5.48           (1.34)          3.31            0.51
                                               ---------      ---------       ---------      ---------       ---------
       Total income (loss) from investment
         operations                                 0.74           5.46           (1.35)          3.31            0.55
                                               ---------      ---------       ---------      ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -          (0.00)^             -          (0.01)          (0.04)
  From net realized gains                              -          (0.41)          (0.10)         (0.36)              -
                                               ---------      ---------       ---------      ---------       ---------
       Total distributions                             -          (0.41)          (0.10)         (0.37)          (0.04)
                                               ---------      ---------       ---------      ---------       ---------
NET ASSET VALUE, END OF PERIOD                 $   17.79      $   17.05       $   12.00      $   13.45       $   10.51
                                               =========      =========       =========      =========       =========
TOTAL RETURN(a)                                     4.34%**       45.49%         (10.00)%        31.50%           5.48%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $ 148,314      $ 114,730       $  39,942      $  25,594       $   5,432
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          1.04%*         1.05%           1.05%          1.04%           1.05%*
     After expense waiver#                          1.02%*(b)      1.04%(b)        1.05%(b)       1.04%            N/A
  Net investment income (loss) to average
    daily net assets                               (0.43)%*       (0.16)%         (0.11)%         0.00%^^         0.59%*
  Portfolio turnover rate                             21%**          31%             78%            53%             22%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME AND DISTRIBUTIONS FROM NET INVESTMENT INCOME ARE LESS THAN $0.01 PER SHARE.
^^ THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS IS LESS THAN 0.01%.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSE OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                              CLASS Y
                                                                              -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                              (UNAUDITED)       12/31/03        12/31/02        12/31/01      12/31/00+
                                            ----------------   ----------      ----------       ---------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   17.12        $   12.03       $   13.46       $   10.52      $   10.00
                                               ---------        ---------       ---------       ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.03)***        (0.00)***^       0.03***         0.02***        0.05***
  Net realized and unrealized gain (loss)
    on investments                                  0.79             5.50           (1.36)           3.30           0.52
                                               ---------        ---------       ---------       ---------      ---------
       Total income (loss) from investment
         operations                                 0.76             5.50           (1.33)           3.32           0.57
                                               ---------        ---------       ---------       ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -            (0.00)^             -           (0.02)         (0.05)
  From net realized gains                              -            (0.41)          (0.10)          (0.36)             -
                                               ---------        ---------       ---------       ---------      ---------
       Total distributions                             -            (0.41)          (0.10)          (0.38)         (0.05)
                                               ---------        ---------       ---------       ---------      ---------
NET ASSET VALUE, END OF PERIOD                 $   17.88        $   17.12       $   12.03       $   13.46      $   10.52
                                               =========        =========       =========       =========      =========
TOTAL RETURN(a)                                     4.44%**         45.71%          (9.85)%         31.60%          5.66%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $  91,624        $  78,549       $  45,302       $  10,137      $     502
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          0.89%*           0.89%           0.90%           0.89%          0.91%*
     After expense waiver#                          0.87%*(b)        0.89%(b)        0.90%(b)        0.89%           N/A
  Net investment income (loss) to average
     daily net assets                              (0.29)%*         (0.01)%          0.24%           0.14%          0.75%*
  Portfolio turnover rate                             21%**            31%             78%             53%            22%**

                                                                              CLASS S
                                                                              -------
                                            SIX MONTHS ENDED
                                                6/30/04          YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                               (UNAUDITED)        12/31/03       12/31/02       12/31/01       12/31/00+
                                            ----------------     ----------     ----------     ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    17.19        $    12.06     $    13.48     $    10.53     $    10.00
                                               ----------        ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.02)***          0.01***        0.02***        0.03***        0.06***
  Net realized and unrealized gain (loss)
    on investments                                   0.78              5.53          (1.34)          3.31           0.52
                                               ----------        ----------     ----------     ----------     ----------
       Total income (loss) from investment
         operations                                  0.76              5.54          (1.32)          3.34           0.58
                                               ----------        ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -             (0.00)^            -          (0.03)         (0.05)
  From net realized gains                               -             (0.41)         (0.10)         (0.36)             -
                                               ----------        ----------     ----------     ----------     ----------
       Total distributions                              -             (0.41)         (0.10)         (0.39)         (0.05)
                                               ----------        ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                 $    17.95        $    17.19     $    12.06     $    13.48     $    10.53
                                               ==========        ==========     ==========     ==========     ==========
TOTAL RETURN(a)                                      4.42%**          45.94%         (9.76)%        31.70%          5.77%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $  319,554        $  293,759     $  114,178     $  110,092     $   53,628
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           0.79%*            0.80%          0.80%          0.79%          0.83%*
     After expense waiver#                           0.77%*(b)         0.79%(b)       0.80%(b)       0.79%           N/A
  Net investment income (loss) to average
    daily net assets                                (0.18)%*           0.09%          0.13%          0.28%          0.95%*
  Portfolio turnover rate                              21%**             31%            78%            53%            22%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME (LOSS) AND DISTRIBUTIONS FROM NET INVESTMENT INCOME ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSE OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                        CLASS N
                                                                                        -------
                                                                 SIX MONTHS ENDED
                                                                     6/30/04             YEAR ENDED        PERIOD ENDED
                                                                   (UNAUDITED)            12/31/03          12/31/02++
                                                                 ----------------       ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $      16.81         $      11.90       $      11.77
                                                                   ------------         ------------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                     (0.08)***            (0.11)***          (0.00)***^
  Net realized and unrealized gain on investments                          0.76                 5.43               0.13
                                                                   ------------         ------------       ------------
       Total income from investment operations                             0.68                 5.32               0.13
                                                                   ------------         ------------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                  -                (0.00)^                -
  Tax return of capital                                                       -                (0.41)                 -
                                                                   ------------         ------------       ------------
       Total distributions                                                    -                (0.41)                 -
                                                                   ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                                     $      17.49         $      16.81       $      11.90
                                                                   ============         ============       ============
TOTAL RETURN(a)                                                            4.05%**(c)          44.70%(c)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $      1,052         $        904       $        102
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                 1.59%*               1.61%                 -@
     After expense waiver                                                  1.57%*(b)            1.60%(b)              -@
  Net investment loss to average daily net assets                         (0.99)%*             (0.70)%                -@
  Portfolio turnover rate                                                    21%**                31%                78%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT LOSS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME ARE LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@ AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS. THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSE OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            CLASS A
                                                                            -------
                                             SIX MONTHS ENDED
                                                 6/30/04          YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)         12/31/03         12/31/02        12/31/01+
                                             ----------------     ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.96         $     8.66       $    10.00       $    10.00
                                               ----------         ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.01)***           0.02***          0.05***             -
  Net realized and unrealized gain (loss)
    on investments                                   1.27               3.31            (1.37)               -
                                               ----------         ----------       ----------       ----------
       Total income (loss) from investment
         operations                                  1.26               3.33            (1.32)            0.00
                                               ----------         ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -              (0.01)           (0.02)               -
  From net realized gains                               -              (0.02)               -                -
                                               ----------         ----------       ----------       ----------
       Total distributions                              -              (0.03)           (0.02)               -
                                               ----------         ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $    13.22         $    11.96       $     8.66       $    10.00
                                               ==========         ==========       ==========       ==========
TOTAL RETURN(a)                                     10.54%**(c)        38.66%          (13.27)%              -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   69,277         $   44,754       $    8,602       $        1
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           1.50%*             1.51%            1.64%               -
     After expense waiver#                           1.45%*(b)          1.41%(b)         1.37%(b)            -
  Net investment income (loss) to average
    daily net assets                                (0.19)%*            0.17%            0.52%               -
  Portfolio turnover rate                              18%**              58%              69%             N/A

                                                                            CLASS L
                                                                            -------
                                            SIX MONTHS ENDED
                                                 6/30/04          YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)         12/31/03         12/31/02        12/31/01+
                                            ----------------      ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.96         $     8.65       $    10.00       $    10.00
                                               ----------         ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.00***^           0.05***          0.08***             -
  Net realized and unrealized gain (loss)
    on investments                                   1.28               3.31            (1.39)               -
                                               ----------         ----------       ----------       ----------
       Total income (loss) from investment
         operations                                  1.28               3.36            (1.31)            0.00
                                               ----------         ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -              (0.03)           (0.04)               -
  From net realized gains                               -              (0.02)               -                -
                                               ----------         ----------       ----------       ----------
       Total distributions                              -              (0.05)           (0.04)               -
                                               ----------         ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $    13.24         $    11.96       $     8.65       $    10.00
                                               ==========         ==========       ==========       ==========
TOTAL RETURN(a)                                     10.70%**           38.92%          (13.10)%              -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   69,087         $   37,776       $    3,252       $        1
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           1.25%*             1.26%            1.39%               -
     After expense waiver#                           1.20%*(b)          1.17%(b)         1.11%(b)            -
  Net investment income to average daily
    net assets                                       0.05%*             0.45%            0.86%               -
  Portfolio turnover rate                              18%**              58%              69%             N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                            CLASS Y
                                                                            -------
                                            SIX MONTHS ENDED
                                                 6/30/04          YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)         12/31/03         12/31/02        12/31/01+
                                            ----------------      ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.99         $     8.66       $    10.00       $    10.00
                                               ----------         ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.01***            0.06***          0.11***             -
  Net realized and unrealized gain (loss)
    on investments                                   1.28               3.33            (1.40)               -
                                               ----------         ----------       ----------       ----------
       Total income (loss) from investment
         operations                                  1.29               3.39            (1.29)            0.00
                                               ----------         ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -              (0.04)           (0.05)               -
  From net realized gains                               -              (0.02)               -                -
                                               ----------         ----------       ----------       ----------
       Total distributions                              -              (0.06)           (0.05)               -
                                               ----------         ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $    13.28         $    11.99       $     8.66       $    10.00
                                               ==========         ==========       ==========       ==========
TOTAL RETURN(a)                                     10.76%**           39.16%          (12.92)%              -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   64,534         $   46,409       $   19,708       $        1
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           1.10%*             1.11%            1.24%               -
     After expense waiver#                           1.05%*(b)          1.01%(b)         0.92%(b)            -
  Net investment income to average daily
    net assets                                       0.23%*             0.58%            1.32%               -
  Portfolio turnover rate                              18%**              58%              69%             N/A

                                                                            CLASS S
                                                                            -------
                                            SIX MONTHS ENDED
                                                6/30/04           YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)          12/31/03         12/31/02        12/31/01+
                                            ----------------      ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    12.02         $     8.67       $    10.00       $    10.00
                                               ----------         ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.02***            0.06***          0.07***             -
  Net realized and unrealized gain (loss)
    on investments                                   1.27               3.35            (1.36)               -
                                               ----------         ----------       ----------       ----------
       Total income (loss) from investment
         operations                                  1.29               3.41            (1.29)            0.00
                                               ----------         ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -              (0.04)           (0.04)               -
  From net realized gains                               -              (0.02)               -                -
                                               ----------         ----------       ----------       ----------
       Total distributions                              -              (0.06)           (0.04)               -
                                               ----------         ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $    13.31         $    12.02       $     8.67       $    10.00
                                               ==========         ==========       ==========       ==========
TOTAL RETURN(a)                                     10.73%**           39.37%          (12.92)%              -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $  119,514         $   80,661       $   44,356       $   10,001
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           1.06%*             1.07%            1.20%               -
     After expense waiver#                           1.01%*(b)          0.97%(b)         0.96%(b)            -
  Net investment income to average daily
    net assets                                       0.25%*             0.58%            0.76%               -
  Portfolio turnover rate                              18%**              58%              69%             N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   CLASS N
                                                                   -------
                                             SIX MONTHS ENDED
                                                6/30/04           YEAR ENDED       PERIOD ENDED
                                               (UNAUDITED)         12/31/03          12/31/02+
                                             ----------------     ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.90         $     8.63       $     8.59
                                               ----------         ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.03)***          (0.01)***         0.00***^
  Net realized and unrealized gain on
    investments                                      1.26               3.30             0.04
                                               ----------         ----------       ----------
       Total income from investment
         operations                                  1.23               3.29              0.04
                                               ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -             (0.00)^^              -
  From net realized gains                               -             (0.02)                -
                                               ----------         ----------       ----------
       Total distributions                              -             (0.02)                -
                                               ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $    13.13         $    11.90       $     8.63
                                               ==========         ==========       ==========
TOTAL RETURN(a)                                     10.34%**(c)        38.20%(c)            -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $      678         $      564       $      101
  Ratio of expenses to average daily
    net assets:
       Before expense waiver                         1.80%*            1.81%                -@
       After expense waiver#                         1.75%*(b)         1.72%(b)             -@
  Net investment loss to average daily
    net assets                                      (0.47)%*          (0.08)%               -@
  Portfolio turnover rate                              18%**             58%               69%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
^^   DISTRIBUTIONS FROM NET INVESTMENT INCOME ARE LESS THAN $0.01 PER SHARE.
+    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND FOR THE SIX MONTHS ENDED JUEN 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS A
                                                                                        -------
                                                               SIX MONTHS ENDED
                                                                   6/30/04             YEAR ENDED        YEAR ENDED
                                                                 (UNAUDITED)            12/31/03          12/31/02
                                                               ----------------       ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.33         $      10.15      $      12.62
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          (0.02)***            (0.02)***         (0.01)***
  Net realized and unrealized gain (loss)
    on investments                                                       0.68                 3.20             (1.68)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.66                 3.18             (1.69)
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                -                    -                 -
  From net realized gains                                                   -                    -             (0.78)
                                                                 ------------         ------------      ------------
       Total distributions                                                  -                    -             (0.78)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      13.99         $      13.33      $      10.15
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          4.87%**(c)          31.43%           (13.30)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $     10,209         $     12,585      $      9,079
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               1.19%*               1.19%             1.19%
     After expense waiver                                                 N/A                 1.19%(b)          1.19%(b)
  Net investment income (loss) to average
     daily net assets                                                   (0.30)%*             (0.21)%           (0.13)%
  Portfolio turnover rate                                                  22%**                26%               49%

                                                                                        CLASS A
                                                                                        -------
                                                                  YEAR ENDED           YEAR ENDED        YEAR ENDED
                                                                   12/31/01             12/31/00          12/31/99
                                                                 ------------         ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.36         $      13.56      $      14.07
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          (0.00)***^            0.01***           0.07***
  Net realized and unrealized gain (loss)
     on investments                                                      0.42                 1.82             (0.13)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.42                 1.83             (0.06)
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.01)               (0.08)            (0.09)
  From net realized gains                                               (1.15)               (1.95)            (0.36)
                                                                 ------------         ------------      ------------
       Total distributions                                              (1.16)               (2.03)            (0.45)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      12.62         $      13.36      $      13.56
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          3.12%               13.68%            (0.36)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $      8,361         $      4,093      $        262
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               1.19%                1.19%             1.22%
     After expense waiver                                                 N/A                  N/A               N/A
  Net investment income (loss) to average
     daily net assets                                                   (0.01)%               0.07%             0.49%
  Portfolio turnover rate                                                  91%                  61%               34%

                                                                                        CLASS L
                                                                                        -------
                                                               SIX MONTHS ENDED
                                                                   6/30/04             YEAR ENDED        YEAR ENDED
                                                                 (UNAUDITED)            12/31/03          12/31/02
                                                               ----------------       ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.40         $      10.18      $      12.65
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         (0.00)***^             0.00***^          0.01***
  Net realized and unrealized gain (loss)
     on investments                                                      0.67                 3.23             (1.68)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.67                 3.23             (1.67)
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                -                (0.01)            (0.02)
  Tax return of capital                                                     -                    -             (0.00)+
  From net realized gains                                                   -                    -             (0.78)
                                                                 ------------         ------------      ------------
       Total distributions                                                  -                (0.01)            (0.80)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      14.07         $      13.40      $      10.18
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          5.00%**             31.73%           (13.07)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $     75,043         $     65,205      $     45,887
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               0.94%*               0.94%             0.94%
     After expense waiver                                                 N/A                 0.94%(b)          0.94%(b)
  Net investment income (loss) to average
     daily net assets                                                   (0.30)%*              0.04%             0.12%
  Portfolio turnover rate                                                  22%**                26%               49%

                                                                                        CLASS L
                                                                                        -------
                                                                  YEAR ENDED           YEAR ENDED       PERIOD ENDED
                                                                   12/31/01             12/31/00          12/31/99+
                                                                 ------------         ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.38         $      13.55      $      13.66
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.03***              0.05***           0.08***
  Net realized and unrealized gain (loss)
     on investments                                                      0.43                 1.82              0.32
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.46                 1.87              0.40
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.04)               (0.09)            (0.15)
  Tax return of capital                                                     -                    -                 -
  From net realized gains                                               (1.15)               (1.95)            (0.36)
                                                                 ------------         ------------      ------------
       Total distributions                                              (1.19)               (2.04)            (0.51)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      12.65         $      13.38      $      13.55
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          3.38%               13.97%             2.97%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $     42,174         $     22,795      $      1,634
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               0.94%                0.94%             0.94%*
     After expense waiver                                                 N/A                  N/A               N/A
  Net investment income (loss) to average
     daily net assets                                                    0.25%                0.34%             0.83%*
  Portfolio turnover rate                                                  91%                  61%               34%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME (LOSS) AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                        CLASS Y
                                                                                        -------
                                                               SIX MONTHS ENDED
                                                                    6/30/04            YEAR ENDED        YEAR ENDED
                                                                  (UNAUDITED)           12/31/03          12/31/02
                                                               -----------------      ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.41         $      10.19      $      12.66
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.01***              0.02***           0.03***
  Net realized and unrealized gain (loss)
     on investments                                                      0.68                 3.22             (1.68)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.69                 3.24             (1.65)
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                -                (0.02)            (0.04)
  Tax return of capital                                                     -                    -             (0.00)^
  From net realized gains                                                   -                    -             (0.78)
                                                                 ------------         ------------      ------------
       Total distributions                                                  -                (0.02)            (0.82)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      14.10         $      13.41      $      10.19
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          5.07%**             31.91%           (12.93)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $     12,405         $     11,896      $     14,820
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               0.79%*               0.79%             0.79%
     After expense waiver                                                 N/A                 0.79%(b)          0.79%(b)
  Net investment income to average daily
     net assets                                                          0.09%*               0.22%             0.27%
  Portfolio turnover rate                                                  22%**                26%               49%

                                                                                        CLASS Y
                                                                                        -------
                                                                  YEAR ENDED           YEAR ENDED        YEAR ENDED
                                                                   12/31/01             12/31/00          12/31/99
                                                                 ------------         ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.39         $      13.56      $      14.06
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.05***              0.08***           0.12***
  Net realized and unrealized gain (loss)
     on investments                                                      0.44                 1.79             (0.11)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.49                 1.87              0.01
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.07)               (0.09)            (0.15)
  Tax return of capital                                                     -                    -                 -
  From net realized gains                                               (1.15)               (1.95)            (0.36)
                                                                 ------------         ------------      ------------
       Total distributions                                              (1.22)               (2.04)            (0.51)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      12.66         $      13.39      $      13.56
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          3.56%               14.02%             0.13%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $     15,265         $      7,444      $      3,990
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               0.79%                0.78%             0.80%
     After expense waiver                                                 N/A                  N/A               N/A
  Net investment income to average daily
     net assets                                                          0.40%                0.54%             0.86%
  Portfolio turnover rate                                                  91%                  61%               34%

                                                                                        CLASS S
                                                                                        -------
                                                               SIX MONTHS ENDED
                                                                    6/30/04            YEAR ENDED        YEAR ENDED
                                                                 (UNAUDITED)            12/31/03          12/31/02
                                                               ----------------       ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.48         $      10.24      $      12.71
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.01***              0.03***           0.04***
  Net realized and unrealized gain (loss)
     on investments                                                      0.69                 3.25             (1.68)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.70                 3.28             (1.64)
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                -                (0.04)            (0.05)
  Tax return of capital                                                     -                    -             (0.00)^
  From net realized gains                                                   -                    -             (0.78)
                                                                 ------------         ------------      ------------
       Total distributions                                                  -                (0.04)            (0.83)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      14.18         $      13.48      $      10.24
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          5.19%**             31.99%           (12.80)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $    371,365         $    385,517      $    346,390
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               0.69%*               0.69%             0.69%
     After expense waiver                                                 N/A                 0.69%(b)          0.69%(b)
  Net investment income to average daily
     net assets                                                          0.20%*               0.30%             0.37%
  Portfolio turnover rate                                                  22%**                26%               49%

                                                                                        CLASS S
                                                                                        -------
                                                                  YEAR ENDED           YEAR ENDED        YEAR ENDED
                                                                   12/31/01             12/31/00          12/31/99
                                                                 ------------         ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.43         $      13.58      $      14.06
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.07***              0.10***           0.14***
  Net realized and unrealized gain (loss)
     on investments                                                      0.43                 1.80             (0.11)
                                                                 ------------         ------------      ------------
       Total income (loss) from investment
         operations                                                      0.50                 1.90              0.03
                                                                 ------------         ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            (0.07)               (0.10)            (0.15)
  Tax return of capital                                                     -                    -                 -
  From net realized gains                                               (1.15)               (1.95)            (0.36)
                                                                 ------------         ------------      ------------
       Total distributions                                              (1.22)               (2.05)            (0.51)
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      12.71         $      13.43      $      13.58
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          3.63%               14.19%             0.25%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $    547,927         $    580,065      $    640,600
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                                               0.69%                0.68%             0.67%
     After expense waiver                                                 N/A                  N/A               N/A
  Net investment income to average daily
     net assets                                                          0.50%                0.68%             1.03%
  Portfolio turnover rate                                                  91%                  61%               34%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                        CLASS N
                                                                                        --------
                                                               SIX MONTHS ENDED
                                                                    6/30/04            YEAR ENDED       PERIOD ENDED
                                                                  (UNAUDITED)           12/31/03          12/31/02+
                                                               ----------------        ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      13.25         $      10.12      $      10.02
                                                                 ------------         ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                   (0.04)***            (0.06)***         (0.00)***^
  Net realized and unrealized gain on investments                        0.67                 3.19              0.10
                                                                 ------------         ------------      ------------
       Total income from investment operations                           0.63                 3.13              0.10
                                                                 ------------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                                   $      13.88         $      13.25      $      10.12
                                                                 ============         ============      ============
TOTAL RETURN(a)                                                          4.75%**(c)          30.93%(c)             -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $        139         $        133      $        101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                               1.49%*               1.49%                -@
     After expense waiver                                                 N/A                 1.49%(b)             -@
  Net investment loss to average daily net assets                       (0.61)%*             (0.51)%               -@
  Portfolio turnover rate                                                  22%**                26%               49%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   CLASS A
                                                                   -------
                                             SIX MONTHS ENDED
                                                 6/30/04          YEAR ENDED       YEAR ENDED
                                               (UNAUDITED)         12/31/03         12/31/02
                                             ----------------     ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     7.64         $     5.87       $     8.18
                                               ----------         ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.02)***          (0.05)***        (0.06)***
  Net realized and unrealized gain (loss)
     on investments                                  0.09               1.82            (2.25)
                                               ----------         ----------       ----------
       Total income (loss) from investment
         operations                                  0.07               1.77            (2.31)
                                               ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                 -                  -                -
  From net realized gains                               -                  -                -
                                               ----------         ----------       ----------
       Total distributions                              -                  -                -
                                               ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $     7.71         $     7.64       $     5.87
                                               ==========         ==========       ==========
TOTAL RETURN(a)                                      0.92%**(c)        30.15%          (28.24)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   30,936         $   37,976       $   23,351
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                           1.30%*             1.30%            1.30%
     After expense waiver#                           1.28%*(b)          1.26%(b)         1.29%
  Net investment loss to average daily
     net assets                                     (0.60)%*           (0.78)%          (0.90)%
  Portfolio turnover rate                              54%**             128%             284%

                                                                  CLASS A
                                                                  -------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                12/31/01        12/31/00        12/31/99+
                                               ----------      ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.66      $    13.90      $    10.00
                                               ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.08)***       (0.13)***       (0.07)***
  Net realized and unrealized gain (loss)
     on investments                                 (3.40)          (0.84)           3.97
                                               ----------      ----------      ----------
       Total income (loss) from investment
         operations                                 (3.48)          (0.97)           3.90
                                               ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                 -           (0.01)              -
  From net realized gains                               -           (1.26)              -
                                               ----------      ----------      ----------
       Total distributions                              -           (1.27)              -
                                               ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                 $     8.18      $    11.66      $    13.90
                                               ==========      ==========      ==========
TOTAL RETURN(a)                                    (29.85)%         (7.49)%         39.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   27,226      $   25,239      $      682
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                           1.30%           1.33%           1.36%*
     After expense waiver#                           1.27%           1.28%            N/A
  Net investment loss to average daily
     net assets                                     (0.86)%         (0.91)%         (0.86)%*
  Portfolio turnover rate                             160%            153%            127%**

                                                                   CLASS L
                                             SIX MONTHS ENDED      -------
                                                 6/30/04          YEAR ENDED       YEAR ENDED
                                               (UNAUDITED)         12/31/03         12/31/02
                                             ----------------     ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     7.73         $     5.93       $     8.24
                                               ----------         ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.01)***          (0.04)***        (0.04)***
  Net realized and unrealized gain (loss)
     on investments                                  0.10               1.84            (2.27)
                                               ----------         ----------       ----------
       Total income (loss) from investment
         operations                                  0.09               1.80            (2.31)
                                               ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -                  -                -
  Tax return of capital                                 -                  -                -
  From net realized gains                               -                  -                -
                                               ----------         ----------       ----------
       Total distributions                              -                  -                -
                                               ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $     7.82         $     7.73       $     5.93
                                               ==========         ==========       ==========
TOTAL RETURN(a)                                      1.16%**           30.35%          (28.03)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   36,513         $   35,668       $   24,204
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                           1.05%*             1.05%            1.05%
     After expense waiver#                           1.03%*(b)          1.01%(b)         1.04%
  Net investment loss to average daily net
     assets                                         (0.34)%*           (0.54)%          (0.65)%
  Portfolio turnover rate                              54%**             128%             284%

                                                                 CLASS L
                                                                 -------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                12/31/01        12/31/00        12/31/99+
                                               ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.72      $    13.93      $    10.00
                                               ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.05)***       (0.09)***       (0.05)***
  Net realized and unrealized gain (loss)
     on investments                                 (3.43)          (0.85)           3.98
                                               ----------      ----------      ----------
       Total income (loss) from investment
         operations                                 (3.48)          (0.94)           3.93
                                               ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.00)^             -               -
  Tax return of capital                                 -           (0.01)              -
  From net realized gains                               -           (1.26)              -
                                               ----------      ----------      ----------
       Total distributions                          (0.00)          (1.27)              -
                                               ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                 $     8.24      $    11.72      $    13.93
                                               ==========      ==========      ==========
TOTAL RETURN(a)                                    (29.68)%         (7.26)%         39.30%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   28,351      $   27,061      $    4,642
  Ratio of expenses to average daily net
     assets:
     Before expense waiver                           1.05%           1.08%           1.12%*
     After expense waiver#                           1.02%           1.03%            N/A
  Net investment loss to average daily net
     assets                                         (0.61)%         (0.65)%         (0.63)%*
  Portfolio turnover rate                             160%            153%            127%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE THE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                  CLASS Y
                                                                  -------
                                             SIX MONTHS ENDED
                                                 6/30/04         YEAR ENDED       YEAR ENDED
                                               (UNAUDITED)        12/31/03         12/31/02
                                             ----------------    ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     7.78        $     5.95       $     8.26
                                               ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.01)***         (0.03)***        (0.03)***
  Net realized and unrealized gain (loss)
     on investments                                  0.10              1.86            (2.28)
                                               ----------        ----------       ----------
       Total income (loss) from investment
         operations                                  0.09              1.83            (2.31)
                                               ----------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -                 -                -
  Tax return of capital                                 -                 -                -
  From net realized gains                               -                 -                -
                                               ----------        ----------       ----------
       Total distributions                              -                 -                -
                                               ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $     7.87        $     7.78       $     5.95
                                               ==========        ==========       ==========
TOTAL RETURN(a)                                      1.16%**          30.76%          (27.97)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   17,059        $   16,202       $    9,379
  Ratio of expenses to average daily net
  assets:
     Before expense waiver                           0.90%*            0.90%            0.90%
     After expense waiver#                           0.88%*(b)         0.86%(b)         0.89%
  Net investment loss to average daily net
  assets                                            (0.19)%*          (0.38)%          (0.50)%
  Portfolio turnover rate                              54%**            128%             284%

                                                                 CLASS Y
                                                                 -------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                12/31/01        12/31/00        12/31/99+
                                               ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    11.75      $    13.94      $    10.00
                                               ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.05)***       (0.07)***       (0.04)***
  Net realized and unrealized gain (loss)
     on investments                                 (3.44)          (0.85)           3.98
                                               ----------      ----------      ----------
       Total income (loss) from investment
         operations                                 (3.49)          (0.92)           3.94
                                               ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.00)^             -               -
  Tax return of capital                                 -           (0.01)              -
  From net realized gains                               -           (1.26)              -
                                               ----------      ----------      ----------
       Total distributions                          (0.00)          (1.27)              -
                                               ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                 $     8.26      $    11.75      $    13.94
                                               ==========      ==========      ==========
TOTAL RETURN(a)                                    (29.67)%         (7.11)%         39.40%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   12,490      $   48,079      $   41,952
  Ratio of expenses to average daily net
  assets:
     Before expense waiver                           0.90%           0.92%           0.98%*
     After expense waiver#                           0.87%           0.88%            N/A
  Net investment loss to average daily net
  assets                                            (0.49)%         (0.50)%         (0.48)%*
  Portfolio turnover rate                             160%            153%            127%**

                                                                CLASS S
                                                                -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED       YEAR ENDED
                                              (UNAUDITED)       12/31/03         12/31/02
                                            ----------------   ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $   7.79        $     5.96       $     8.27
                                               --------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                             (0.01)***         (0.02)***        (0.03)***
  Net realized and unrealized gain (loss)
     on investments                                0.11              1.85            (2.28)
                                               --------        ----------       ----------
       Total income (loss) from investment
         operations                                0.10              1.83            (2.31)
                                               --------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          -                 -                -
  Tax return of capital                               -                 -                -
  From net realized gains                             -                 -                -
                                               --------        ----------       ----------
       Total distributions                            -                 -                -
                                               --------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                 $   7.89        $     7.79       $     5.96
                                               ========        ==========       ==========
TOTAL RETURN(a)                                    1.28%**          30.70%          (27.93)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $ 57,151        $   68,504       $   47,443
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                         0.83%*            0.83%            0.83%
     After expense waiver#                         0.81%*(b)         0.79%(b)         0.82%
  Net investment loss to average daily net
    assets                                        (0.13)%*          (0.32)%          (0.43)%
  Portfolio turnover rate                            54%**            128%             284%

                                                                CLASS S
                                                                -------
                                            YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                             12/31/01        12/31/00         12/31/99+
                                            ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    11.75      $    13.94      $      10.00
                                            ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                            (0.04)***       (0.06)***         (0.02)***
  Net realized and unrealized gain (loss)
     on investments                              (3.43)          (0.86)             3.96
                                            ----------      ----------      ------------
       Total income (loss) from investment
         operations                              (3.47)          (0.92)             3.94
                                            ----------      ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.01)              -                 -
  Tax return of capital                              -           (0.01)                -
  From net realized gains                            -           (1.26)                -
                                            ----------      ----------      ------------
       Total distributions                       (0.01)          (1.27)                -
                                            ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $     8.27      $    11.75      $      13.94
                                            ==========      ==========      ============
TOTAL RETURN(a)                                 (29.52)%         (7.11)%           39.40%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $   81,248      $  120,207      $     60,279
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                        0.83%           0.85%             0.89%*
     After expense waiver#                        0.80%           0.81%              N/A
  Net investment loss to average daily net
    assets                                       (0.40)%         (0.43)%           (0.32)%*
  Portfolio turnover rate                          160%            153%              127%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE THE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                CLASS N
                                                                -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED       PERIOD ENDED
                                              (UNAUDITED)       12/31/03         12/31/02++
                                            ----------------   ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  7.59         $     5.85       $       5.86
                                               -------         ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                            (0.03)***          (0.07)***          (0.00)***^
  Net realized and unrealized gain (loss)
    on investments                                0.09               1.81              (0.01)
                                               -------         ----------       ------------
       Total income (loss) from investment
         operations                               0.06               1.74              (0.01)
                                               -------         ----------       ------------
NET ASSET VALUE, END OF PERIOD                 $  7.65         $     7.59       $       5.85
                                               =======         ==========       ============
TOTAL RETURN(a)                                   0.79%**(c)        29.74%(c)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   140         $      137       $        100
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                        1.60%*             1.60%                 -@
     After expense waiver                         1.58%*(b)          1.56%(b)              -@
  Net investment loss to average daily net
    assets                                       (0.89)%*           (1.09)%                -@
  Portfolio turnover rate                           54%**             128%               284%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE THE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS A
                                                                                 -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)       12/31/03         12/31/02         12/31/01        12/31/00+
                                            ----------------   ----------       ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   11.17         $     8.12       $    10.33       $    10.48      $      10.00
                                             ---------         ----------       ----------       ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                            (0.06)***          (0.09)***        (0.08)***        (0.09)***         (0.02)***
  Net realized and unrealized gain (loss)
    on investments                                0.88               3.14            (2.13)           (0.06)             0.50
                                             ---------         ----------       ----------       ----------      ------------
       Total income (loss) from investment
         operations                               0.82               3.05            (2.21)           (0.15)             0.48
                                             ---------         ----------       ----------       ----------      ------------
NET ASSET VALUE, END OF PERIOD               $   11.99         $    11.17       $     8.12       $    10.33      $      10.48
                                             =========         ==========       ==========       ==========      ============
TOTAL RETURN(a)                                   7.34%**(c)        37.56%          (21.39)%          (1.43)%            4.80%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $ 144,600         $   93,526       $   30,968       $   14,113      $      2,861
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                        1.35%*             1.35%            1.36%            1.35%             1.37%*
     After expense waiver#                        1.34%*(b)          1.34%(b)         1.35%(b)         1.35%              N/A
  Net investment loss to average daily net
    assets                                       (0.97)%*           (0.93)%          (0.96)%          (0.89)%           (0.40)%*
  Portfolio turnover rate                           31%**              54%              61%              49%               37%**

                                                                                 CLASS L
                                                                                 -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)       12/31/03         12/31/02         12/31/01         12/31/00+
                                            ----------------   ----------       ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   11.27        $     8.17       $    10.37       $    10.50      $      10.00
                                              ---------        ----------       ----------       ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                             (0.04)***         (0.07)***        (0.07)***        (0.06)***         (0.02)***
  Net realized and unrealized gain (loss)
    on investments                                 0.89              3.17            (2.13)           (0.07)             0.52
                                              ---------        ----------       ----------       ----------      ------------
       Total income (loss) from investment
         operations                                0.85              3.10            (2.20)           (0.13)             0.50
                                              ---------        ----------       ----------       ----------      ------------
NET ASSET VALUE, END OF PERIOD                $   12.12        $    11.27       $     8.17       $    10.37      $      10.50
                                              =========        ==========       ==========       ==========      ============
TOTAL RETURN(a)                                    7.54%**          37.94%          (21.22)%          (1.24)%            5.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $ 304,318        $  225,279       $  116,835       $  136,206      $    126,876
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                         1.10%*            1.10%            1.11%            1.10%             1.12%*
     After expense waiver#                         1.09%*(b)         1.09%(b)         1.09%(b)         1.10%              N/A
  Net investment loss to average daily net
    assets                                        (0.72)%*          (0.68)%          (0.72)%          (0.59)%           (0.25)%*
  Portfolio turnover rate                            31%**             54%              61%              49%               37%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH THE CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS Y
                                                                                 -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)       12/31/03         12/31/02         12/31/01         12/31/00+
                                            ----------------   ----------       ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.34        $     8.21       $    10.40       $    10.51      $      10.00
                                               --------        ----------       ----------       ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                             (0.03)***         (0.05)***        (0.04)***        (0.05)***         (0.00)***^
  Net realized and unrealized gain (loss)
    on investments                                 0.89              3.18            (2.15)           (0.06)             0.51
                                               --------        ----------       ----------       ----------      ------------
       Total income (loss) from investment
         operations                                0.86              3.13            (2.19)           (0.11)             0.51
                                               --------        ----------       ----------       ----------      ------------
NET ASSET VALUE, END OF PERIOD                 $  12.20        $    11.34       $     8.21       $    10.40      $      10.51
                                               ========        ==========       ==========       ==========      ============
TOTAL RETURN(a)                                    7.58%**          38.12%          (21.06)%          (1.05)%            5.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $ 68,617        $   51,284       $   27,835       $      622      $        267
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                         0.95%*            0.95%            0.98%            0.95%             0.97%*
     After expense waiver#                         0.94%*(b)         0.94%(b)         0.96%(b)         0.95%              N/A
  Net investment loss to average daily net
    assets                                        (0.57)%*          (0.53)%          (0.51)%          (0.48)%           (0.07)%*
  Portfolio turnover rate                            31%**             54%              61%              49%               37%**

                                                                                 CLASS S
                                                                                 -------
                                            SIX MONTHS ENDED
                                                6/30/04        YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)       12/31/03         12/31/02         12/31/01        12/31/00+
                                            ----------------   ----------       ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   11.37        $     8.22       $    10.41       $    10.51      $      10.00
                                              ---------        ----------       ----------       ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                             (0.03)***         (0.04)***        (0.04)***        (0.03)***         (0.00)***^
  Net realized and unrealized gain (loss)
    on investments                                 0.90              3.19            (2.15)           (0.07)             0.51
                                              ---------        ----------       ----------       ----------      ------------
       Total income (loss) from investment
         operations                                0.87              3.15            (2.19)           (0.10)             0.51
                                              ---------        ----------       ----------       ----------      ------------
NET ASSET VALUE, END OF PERIOD                $   12.24        $    11.37       $     8.22       $    10.41      $      10.51
                                              =========        ==========       ==========       ==========      ============
TOTAL RETURN(a)                                    7.65%**          38.32%          (21.04)%          (0.95)%            5.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $ 161,532        $  125,907       $   72,595       $   88,921      $     90,248
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                         0.86%*            0.86%            0.87%            0.86%             0.88%*
     After expense waiver#                         0.85%*(b)         0.85%(b)         0.85%(b)         0.86%              N/A
  Net investment loss to average daily net
    assets                                        (0.48)%*          (0.44)%          (0.48)%          (0.34)%           (0.01)%*
  Portfolio turnover rate                            31%**             54%              61%              49%               37%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH THE CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                CLASS N
                                                                -------
                                            SIX MONTHS ENDED
                                                 6/30/04       YEAR ENDED       PERIOD ENDED
                                               (UNAUDITED)      12/31/03         12/31/02++
                                            ----------------   ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.10         $     8.09       $       8.05
                                              --------         ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                            (0.07)***          (0.12)***          (0.00)***^
  Net realized and unrealized gain on
    investments                                   0.87               3.13               0.04
                                              --------         ----------       ------------
       Total income from investment
         operations                               0.80               3.01               0.04
                                              --------         ----------       ------------
NET ASSET VALUE, END OF PERIOD                $  11.90         $    11.10       $       8.09
                                              ========         ==========       ============
TOTAL RETURN(a)                                   7.21%**(c)        37.21%(c)              -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $  1,093         $      617       $        101
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                        1.66%*             1.66%                 -@
     After expense waiver#                        1.64%*(b)          1.65%(b)              -@
  Net investment loss to average daily
    net assets                                   (1.26)%*           (1.22)%                -@
  Portfolio turnover rate                           31%**              54%                61%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH THE CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   CLASS A
                                                                                   -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02
                                                            ----------------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    12.56         $     8.76      $    11.79
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.06)***          (0.12)***       (0.11)***
  Net realized and unrealized gain (loss)
     on investments                                                  0.48               3.92           (2.92)
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                  0.42               3.80           (3.03)
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -                  -               -
  Tax return of capital                                                 -                  -               -
  From net realized gains                                               -                  -               -
                                                               ----------         ----------      ----------
       Total distributions                                              -                  -               -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    12.98         $    12.56      $     8.76
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                     3.34%**(c)         43.38%         (25.70)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   71,458         $   67,686      $   35,509
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.51%*             1.51%           1.51%
     After expense waiver#                                           1.48%*(b)          1.49%(b)        1.50%(b)
  Net investment loss to average daily net assets                   (0.99)%*           (1.11)%         (1.08)%
  Portfolio turnover rate                                              36%**              56%             51%

                                                                                   CLASS A
                                                                                   -------
                                                               YEAR ENDED         YEAR ENDED     PERIOD ENDED
                                                                12/31/01           12/31/00        12/31/99+
                                                               ----------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    13.37         $    15.86      $    10.00
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.08)***          (0.04)***       (0.03)***
  Net realized and unrealized gain (loss)
     on investments                                                 (1.50)             (2.08)           6.06
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                 (1.58)             (2.12)           6.03
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.00)^             -
  Tax return of capital                                                 -              (0.00)^             -
  From net realized gains                                               -              (0.37)          (0.17)
                                                               ----------         ----------      ----------
       Total distributions                                              -              (0.37)          (0.17)
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    11.79         $    13.37      $    15.86
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                    (11.82)%           (13.82)%         60.42%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   32,095         $   15,854      $    1,742
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.51%              1.53%           1.79%*
     After expense waiver#                                           1.49%              1.50%            N/A
  Net investment loss to average daily net assets                   (0.67)%            (0.28)%         (0.39)%*
  Portfolio turnover rate                                             114%                97%             68%**

                                                                                   CLASS L
                                                                                   -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02
                                                            ----------------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    12.70         $     8.83      $    11.85
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.05)***          (0.09)***       (0.08)***
  Net realized and unrealized gain (loss)
     on investments                                                  0.48               3.96           (2.94)
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                  0.43               3.87           (3.02)
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -                  -               -
  Tax return of capital                                                 -                  -               -
  From net realized gains                                               -                  -               -
                                                               ----------         ----------      ----------
       Total distributions                                              -                  -               -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    13.13         $    12.70      $     8.83
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      3.39%**           43.83%         (25.49)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   85,952         $   85,885      $   44,419
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.26%*             1.26%           1.26%
     After expense waiver#                                           1.23%*(b)          1.24%(b)        1.25%(b)
  Net investment loss to average daily net assets                   (0.74)%*           (0.86)%         (0.83)%
  Portfolio turnover rate                                              36%**              56%             51%

                                                                                   CLASS L
                                                                                   -------
                                                               YEAR ENDED         YEAR ENDED     PERIOD ENDED
                                                                12/31/01           12/31/00        12/31/99+
                                                               ----------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    13.41         $    15.88      $    10.00
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.05)***          (0.01)***       (0.01)***
  Net realized and unrealized gain (loss)
     on investments                                                 (1.51)             (2.08)           6.06
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                 (1.56)             (2.09)           6.05
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -              (0.01)          (0.00)^
  Tax return of capital                                                 -              (0.00)^             -
  From net realized gains                                               -              (0.37)          (0.17)
                                                               ----------         ----------      ----------
       Total distributions                                              -              (0.38)          (0.17)
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    11.85         $    13.41      $    15.88
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                    (11.63)%           (13.54)%         60.55%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   43,839         $   21,000      $    2,198
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.26%              1.28%           1.52%*
     After expense waiver#                                           1.24%              1.25%            N/A
  Net investment loss to average daily net assets                   (0.40)%            (0.03)%         (0.12)%*
  Portfolio turnover rate                                             114%                97%             68%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                   CLASS Y
                                                                                   -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02
                                                            ----------------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    12.77         $     8.87      $    11.89
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                     (0.04)***          (0.08)***       (0.07)***
   Net realized and unrealized gain (loss)
     on investments                                                  0.49               3.98           (2.95)
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                  0.45               3.90           (3.02)
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           -                  -               -
   Tax return of capital                                                -                  -               -
   From net realized gains                                              -                  -               -
                                                               ----------         ----------      ----------
       Total distributions                                              -                  -               -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    13.22         $    12.77      $     8.87
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      3.52%**           43.97%         (25.40)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   95,446         $   87,801      $   43,123
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.11%*             1.11%           1.11%
     After expense waiver#                                           1.08%*(b)          1.09%(b)        1.10%(b)
  Net investment income (loss) to average daily
     net assets                                                     (0.59)%*           (0.71)%         (0.68)%
  Portfolio turnover rate                                              36%**              56%             51%

                                                                                   CLASS Y
                                                                                   -------
                                                               YEAR ENDED         YEAR ENDED     PERIOD ENDED
                                                                12/31/01           12/31/00        12/31/99+
                                                               ----------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    13.43         $    15.90      $    10.00
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                     (0.03)***           0.02***         0.01***
   Net realized and unrealized gain (loss)
     on investments                                                 (1.51)             (2.10)           6.07
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                 (1.54)             (2.08)           6.08
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           -              (0.02)          (0.01)
   Tax return of capital                                                -              (0.00)^             -
   From net realized gains                                              -              (0.37)          (0.17)
                                                               ----------         ----------      ----------
       Total distributions                                              -              (0.39)          (0.18)
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    11.89         $    13.43      $    15.90
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                    (11.47)%           (13.44)%         60.71%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   44,759         $   35,864      $   12,667
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.11%              1.13%           1.31%*
     After expense waiver#                                           1.09%              1.10%            N/A
  Net investment income (loss) to average daily
     net assets                                                     (0.25)%             0.11%           0.14%*
  Portfolio turnover rate                                             114%                97%             68%**

                                                                                   CLASS S
                                                                                   -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02
                                                            ----------------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    12.84         $     8.91      $    11.92
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                     (0.03)***          (0.06)***       (0.06)***
   Net realized and unrealized gain (loss)
     on investments                                                  0.49               3.99           (2.95)
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                  0.46               3.93           (3.01)
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           -                  -               -
   Tax return of capital                                                -                  -               -
   From net realized gains                                              -                  -               -
                                                               ----------         ----------      ----------
       Total distributions                                              -                  -               -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    13.30         $    12.84      $     8.91
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      3.58%**           44.11%         (25.25)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  235,870         $  243,909      $  123,762
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.97%*             0.97%           0.97%
     After expense waiver#                                           0.94%*(b)          0.95%(b)        0.96%(b)
  Net investment income (loss) to average daily
     net assets                                                     (0.45)%*           (0.57)%         (0.54)%
  Portfolio turnover rate                                              36%**              56%             51%

                                                                                   CLASS S
                                                                                   -------
                                                               YEAR ENDED         YEAR ENDED     PERIOD ENDED
                                                                12/31/01           12/31/00        12/31/99+
                                                               ----------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    13.45         $    15.91      $    10.00
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                     (0.01)***           0.04***         0.02***
   Net realized and unrealized gain (loss)
     on investments                                                 (1.52)             (2.10)           6.07
                                                               ----------         ----------      ----------
       Total income (loss) from investment
         operations                                                 (1.53)             (2.06)           6.09
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           -              (0.03)          (0.01)
   Tax return of capital                                                -              (0.00)^             -
   From net realized gains                                              -              (0.37)          (0.17)
                                                               ----------         ----------      ----------
       Total distributions                                              -              (0.40)          (0.18)
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    11.92         $    13.45      $    15.91
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                    (11.38)%           (13.32)%         60.91%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $  156,565         $  147,368      $   92,254
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.97%              0.99%           1.19%*
     After expense waiver#                                           0.95%              0.97%            N/A
  Net investment income (loss) to average daily
     net assets                                                     (0.09)%             0.26%           0.19%*
  Portfolio turnover rate                                             114%                97%             68%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                   CLASS N
                                                                                   -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED     PERIOD ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02+
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    12.47         $     8.72      $     8.68
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.08)***          (0.15)***       (0.00)***^
  Net realized and unrealized gain on investments                    0.47               3.90            0.04
                                                               ----------         ----------      ----------
       Total income from investment operations                       0.39               3.75            0.04
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    12.86         $    12.47      $     8.72
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                      3.13%**(c)        43.00%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $      714         $      149      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.82%*             1.81%              -@
     After expense waiver                                            1.79%*(b)          1.79%(b)           -@
  Net investment loss to average daily net assets                   (1.25)%*           (1.41)%             -@
  Portfolio turnover rate                                              36%**              56%             51%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A
                                                                                            -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.67         $     6.99      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.04)***          (0.10)***       (0.06)***           -
  Net realized and unrealized gain (loss) on investments            (0.05)              4.30           (2.95)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations               (0.09)              4.20           (3.01)           0.00
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                               -              (0.52)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.58         $    10.67      $     6.99      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                     (0.84)%**(c)       60.01%         (30.10)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   63,551         $   54,038      $    5,038      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.52%*             1.58%           1.83%              -
     After expense waiver#                                           1.40%*(b)          1.37%(b)        1.16%(b)           -
  Net investment loss to average daily net assets                   (0.68)%*           (1.00)%         (0.80)%             -
  Portfolio turnover rate                                              82%**             141%            150%              -

                                                                                            CLASS L
                                                                                            -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.74         $     7.01      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.02)***          (0.07)***       (0.04)***           -
  Net realized and unrealized gain (loss) on investments            (0.06)              4.32           (2.95)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations               (0.08)              4.25           (2.99)           0.00
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                               -              (0.52)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.66         $    10.74      $     7.01      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                     (0.74)%**          60.55%         (29.90)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   46,691         $   35,948      $   10,319      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.27%*             1.33%           1.58%              -
     After expense waiver#                                           1.15%*(b)          1.10%(b)        0.92%(b)           -
  Net investment loss to average daily net assets                   (0.44)%*           (0.72)%         (0.59)%             -
  Portfolio turnover rate                                              82%**             141%            150%              -

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002, 2003 AND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                            CLASS Y
                                                                                            -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.77         $     7.02      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.02)***          (0.05)***       (0.04)***           -
  Net realized and unrealized gain (loss) on investments            (0.05)              4.32           (2.94)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations               (0.07)              4.27           (2.98)           0.00
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                               -              (0.52)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.70         $    10.77      $     7.02      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                     (0.65)%**          60.75%         (29.80)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   40,122         $   37,730      $   10,545      $        1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.12%*             1.18%           1.43%              -
     After expense waiver#                                           1.00%*(b)          0.95%(b)        0.83%(b)           -
  Net investment loss to average daily net assets                   (0.29)%*           (0.60)%         (0.52)%             -
  Portfolio turnover rate                                              82%**             141%            150%              -

                                                                                            CLASS S
                                                                                            -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                               (UNAUDITED)         12/31/03        12/31/02       12/31/01+
                                                            ----------------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.78         $     7.02      $    10.00      $    10.00
                                                               ----------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.00)***^         (0.05)***       (0.03)***           -
  Net realized and unrealized gain (loss) on investments            (0.07)              4.33           (2.95)              -
                                                               ----------         ----------      ----------      ----------
       Total income (loss) from investment operations               (0.07)              4.28           (2.98)           0.00
                                                               ----------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                               -              (0.52)              -               -
                                                               ----------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.71         $    10.78      $     7.02      $    10.00
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN(a)                                                     (0.65)%**          60.66%         (29.70)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   34,239         $   30,181      $    8,763      $   10,001
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.08%*             1.14%           1.39%              -
     After expense waiver#                                           0.96%*(b)          0.92%(b)        0.80%(b)           -
  Net investment loss to average daily net assets                   (0.25)%*           (0.55)%         (0.41)%             -
  Portfolio turnover rate                                              82%**             141%            150%              -

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2002, 2003 AND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                   CLASS N
                                                                                   -------
                                                            SIX MONTHS ENDED
                                                                 6/30/04          YEAR ENDED     PERIOD ENDED
                                                               (UNAUDITED)         12/31/03       12/31/02++
                                                            ----------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.59         $     6.95      $     6.90
                                                               ----------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.05)***          (0.13)***        0.00***^
  Net realized and unrealized gain (loss) on investments            (0.06)              4.29            0.05
                                                               ----------         ----------      ----------
       Total income (loss) from investment operations               (0.11)              4.16            0.05
                                                               ----------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                               -              (0.52)              -
                                                               ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $    10.48         $    10.59      $     6.95
                                                               ==========         ==========      ==========
TOTAL RETURN(a)                                                     (1.04)%**(c)       59.78%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $      949         $      953      $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.82%*             1.88%              -@
     After expense waiver#                                           1.70%*(b)          1.68%(b)           -@
  Net investment loss to average daily net assets                   (0.99)%*           (1.31)%             -@
  Portfolio turnover rate                                              82%**             141%            150%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     CLASS A
                                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01        12/31/00+
                                           ----------------         ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           5.13         $     3.53      $     6.11      $     7.31      $    10.00
                                           ----------------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                 (0.01)***          (0.06)***       (0.05)***       (0.06)***       (0.05)***
  Net realized and unrealized gain (loss)
     on investments                                    0.22               1.66           (2.53)          (1.14)          (2.64)
                                           ----------------         ----------      ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.21               1.60           (2.58)          (1.20)          (2.69)
                                           ----------------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           5.34         $     5.13      $     3.53      $     6.11      $     7.31
                                           ================         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                        4.09%**(b)        45.33%         (42.23)%        (16.53)%        (26.80)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $         29,984         $   26,130      $   10,153      $   12,760      $    5,197
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                             1.47%*             1.48%           1.46%           1.44%           1.48%*
     After expense waiver#                              N/A               1.45%           1.39%           1.41%            N/A
  Net investment loss to average daily
     net assets                                       (1.34)%*           (1.32)%         (1.23)%         (0.96)%         (0.82)%*
  Portfolio turnover rate                                99%**             198%            175%            139%            132%**

                                                                                     CLASS L
                                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01        12/31/00+
                                           ----------------         ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           5.18         $     3.55      $     6.13      $     7.31      $    10.00
                                           ----------------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.00***           (0.05)***       (0.04)***       (0.04)***       (0.03)***
  Net realized and unrealized gain (loss)
     on investments                                    0.21               1.68           (2.54)          (1.14)          (2.66)
                                           ----------------         ----------      ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.21               1.63           (2.58)          (1.18)          (2.69)
                                           ----------------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           5.39         $     5.18      $     3.55      $     6.13      $     7.31
                                           ================         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                        4.05%**           45.92%         (42.09)%        (16.37)%        (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $         61,171         $   49,424      $   20,924      $   26,106      $   12,753
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                             1.22%*             1.23%           1.21%           1.18%           1.23%*
     After expense waiver#                              N/A               1.20%           1.14%           1.16%            N/A
  Net investment loss to average daily
     net assets                                       (1.09)%*           (1.07)%         (0.98)%         (0.71)%         (0.54)%*
  Portfolio turnover rate                                99%**             198%            175%            139%            132%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                     CLASS Y
                                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01        12/31/00+
                                           ----------------         ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           5.21         $     3.57      $     6.15      $     7.32      $    10.00
                                           ----------------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.00***           (0.04)***       (0.04)***       (0.03)***       (0.02)***
  Net realized and unrealized gain (loss)
     on investments                                    0.22               1.68           (2.54)          (1.14)          (2.66)
                                           ----------------         ----------      ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.22               1.64           (2.58)          (1.17)          (2.68)
                                           ----------------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           5.43         $     5.21      $     3.57      $     6.15      $     7.32
                                           ================         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                        4.22%**           45.94%         (41.95)%        (16.10)%        (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $          4,055         $    3,051      $    1,664      $    3,309      $    3,222
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                             1.07%*             1.08%           1.06%           1.04%           1.06%*
     After expense waiver#                              N/A               1.04%           0.99%           1.01%            N/A
  Net investment loss to average daily
     net assets                                       (0.94)%*           (0.91)%         (0.83)%         (0.55)%         (0.35)%*
  Portfolio turnover rate                                99%**             198%            175%            139%            132%**

                                                                                     CLASS S
                                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01        12/31/00+
                                           ----------------         ----------      ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           5.24         $     3.58      $     6.15      $     7.32      $    10.00
                                           ----------------         ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.00***           (0.04)***       (0.03)***       (0.03)***       (0.02)***
  Net realized and unrealized gain (loss)
     on investments                                    0.22               1.70           (2.54)          (1.14)          (2.66)
                                           ----------------         ----------      ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.22               1.66           (2.57)          (1.17)          (2.68)
                                           ----------------         ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           5.46         $     5.24      $     3.58      $     6.15      $     7.32
                                           ================         ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                        4.20%**           46.37%         (41.79)%        (16.10)%        (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $         38,606         $   41,306      $   24,658      $   56,195      $   58,872
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                             0.97%*             0.98%           0.96%           0.94%           0.98%*
     After expense waiver#                              N/A               0.94%           0.89%           0.91%            N/A
  Net investment loss to average daily
     net assets                                       (0.84)%*           (0.81)%         (0.73)%         (0.45)%         (0.29)%*
  Portfolio turnover rate                                99%**             198%            175%            139%            132%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                     CLASS N
                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03       12/31/02++
                                           ----------------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           5.09         $     3.51      $     3.50
                                           ----------------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                 (0.00)***          (0.07)***       (0.00)***^
  Net realized and unrealized gain on
     investments                                       0.20               1.65            0.01
                                           ----------------         ----------      ----------
       Total income from investment
         operations                                    0.20               1.58            0.01
                                           ----------------         ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           5.29         $     5.09      $     3.51
                                           ================         ==========      ==========
TOTAL RETURN(a)                                        3.93%**(b)        45.01%(b)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            153         $      147      $      101
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                             1.77%*             1.78%              -@
     After expense waiver#                              N/A               1.74%              -@
  Net investment loss to average daily
     net assets                                       (1.64)%*           (1.61)%             -@
  Portfolio turnover rate                                99%**             198%            175%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                CLASS A
                                                                                -------
                             SIX MONTHS ENDED
                                  6/30/04            YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                (UNAUDITED)           12/31/03         12/31/02         12/31/01       12/31/00        12/31/99
                             ----------------        ----------       ----------       ----------     ----------      ----------
NET ASSET VALUE, BEGINNING
   OF PERIOD                 $           9.46        $     6.32       $     9.12       $    12.06     $    16.91      $    11.37
                             ----------------        ----------       ----------       ----------     ----------      ----------
INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income
     (loss)                              0.03***           0.01***          0.05***          0.04***       (0.13)***       (0.04)***
   Net realized and
     unrealized gain
     (loss) on investments               0.11              3.16            (2.80)           (2.98)         (1.50)           6.39
                             ----------------        ----------       ----------       ----------     ----------      ----------
       Total income (loss)
         from investment
         operations                      0.14              3.17            (2.75)           (2.94)         (1.63)           6.35
                             ----------------        ----------       ----------       ----------     ----------      ----------
LESS DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment
     income                                 -             (0.03)           (0.05)           (0.00)^        (0.02)           (0.00)^
   Tax return of capital                    -                 -            (0.00)^              -              -               -
   From net realized gains                  -                 -                -                -          (3.20)          (0.81)
                             ----------------        ----------       ----------       ----------     ----------      ----------
       Total distributions                  -             (0.03)           (0.05)           (0.00)         (3.22)          (0.81)
                             ----------------        ----------       ----------       ----------     ----------      ----------
NET ASSET VALUE, END OF
   PERIOD                    $           9.60        $     9.46       $     6.32       $     9.12     $    12.06      $    16.91
                             ================        ==========       ==========       ==========     ==========      ==========
TOTAL RETURN(a)                          1.48%**(c)       49.88%          (30.11)%         (24.37)%        (9.30)%         56.25%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's)           $         47,688        $   50,817       $   30,849       $   39,762     $   26,246      $      548
  Ratio of expenses to
    average daily
    net assets:
     Before expense waiver               1.53%*            1.52%            1.53%            1.51%          1.67%           1.55%
     After expense waiver#               1.51%*(b)         1.50%(b)         1.52%(b)         1.50%           N/A             N/A
  Net investment income
    (loss) to average
    daily net assets                     0.69%*            0.15%            0.67%            0.42%         (0.81)%         (0.28)%
  Portfolio turnover rate                  25%**             70%              40%              38%            69%             63%

                                                                                CLASS L
                                                                                -------
                             SIX MONTHS ENDED
                                  6/30/04            YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                (UNAUDITED)           12/31/03         12/31/02         12/31/01       12/31/00        12/31/99+
                             ----------------        ----------       ----------       ----------     ----------      ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                  $           9.48        $     6.34       $     9.13       $    12.07     $    16.89      $    12.00
                             ----------------        ----------       ----------       ----------     ----------      ----------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income
    (loss)                               0.04***           0.03***          0.08***          0.07***       (0.06)***       (0.05)***
   Net realized and
     unrealized gain (loss)
     on investments                      0.11              3.15            (2.81)           (2.99)         (1.54)           5.78
                             ----------------        ----------       ----------       ----------     ----------      ----------
       Total income (loss)
         from investment
         operations                      0.15              3.18            (2.73)           (2.92)         (1.60)           5.73
                             ----------------        ----------       ----------       ----------     ----------      ----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
   From net investment
     income                                 -             (0.04)           (0.06)           (0.02)         (0.02)          (0.03)
   Tax return of capital                    -                 -            (0.00)^              -              -               -
   From net realized gains                  -                 -                -                -          (3.20)          (0.81)
                             ----------------        ----------       ----------       ----------     ----------      ----------
       Total distributions                  -             (0.04)           (0.06)           (0.02)         (3.22)          (0.84)
                             ----------------        ----------       ----------       ----------     ----------      ----------
NET ASSET VALUE, END OF
  PERIOD                     $           9.63        $     9.48       $     6.34       $     9.13     $    12.07      $    16.89
                             ================        ==========       ==========       ==========     ==========      ==========
TOTAL RETURN(a)                          1.58%**          50.23%          (29.89)%         (24.18)%        (9.12)%         48.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's)           $        187,372        $  183,493       $   95,876       $  106,987     $   67,113      $    7,335
  Ratio of expenses to
    average daily
    net assets:
     Before expense waiver               1.28%*            1.27%            1.28%            1.26%          1.37%           1.26%*
     After expense waiver#               1.26%*(b)         1.25%(b)         1.27%(b)         1.25%           N/A             N/A
  Net investment income
     (loss) to average
     daily net assets                    0.92%*            0.34%            0.97%            0.66%         (0.37)%         (0.54)%*
  Portfolio turnover rate                  25%**             70%              40%              38%            69%             63%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHANGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS Y
                                                                                -------
                             SIX MONTHS ENDED
                                  6/30/04            YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                (UNAUDITED)           12/31/03         12/31/02         12/31/01       12/31/00        12/31/99
                             ----------------        ----------       ----------       ----------     ----------      ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                  $           9.54        $     6.37       $     9.18       $    12.14     $    16.95      $    11.37
                             ----------------        ----------       ----------       ----------     ----------      ----------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income
     (loss)                              0.05***           0.05***          0.08***          0.08***        0.00***^       (0.01)***
   Net realized and
     unrealized gain (loss)
     on investments                      0.11              3.17            (2.81)           (3.01)         (1.58)           6.44
                             ----------------        ----------       ----------       ----------     ----------      ----------
       Total income (loss)
         from investment
         operations                      0.16              3.22            (2.73)           (2.93)         (1.58)           6.43
                             ----------------        ----------       ----------       ----------     ----------      ----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
   From net investment
     income                                 -             (0.05)           (0.08)           (0.03)         (0.03)          (0.04)
   Tax return of capital                    -                 -            (0.00)^              -              -               -
   From net realized gains                  -                 -                -                -          (3.20)          (0.81)
                             ----------------        ----------       ----------       ----------     ----------      ----------
       Total distributions                  -             (0.05)           (0.08)           (0.03)         (3.23)          (0.85)
                             ----------------        ----------       ----------       ----------     ----------      ----------
NET ASSET VALUE, END OF
  PERIOD                     $           9.70        $     9.54       $     6.37       $     9.18     $    12.14      $    16.95
                             ================        ==========       ==========       ==========     ==========      ==========
TOTAL RETURN(a)                          1.68%**          50.60%          (29.82)%         (24.10)%        (8.97)%         57.04%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's)           $         39,666        $   44,227       $   41,795       $   51,999     $   31,651      $    9,335
  Ratio of expenses to
    average daily
    net assets:
     Before expense waiver               1.13%*            1.12%            1.12%            1.11%          1.18%           1.11%
     After expense waiver#               1.11%*(b)         1.10%(b)         1.11%(b)         1.10%           N/A             N/A
  Net investment income
     (loss) to average
     daily net assets                    1.00%*            0.64%            1.07%            0.79%          0.02%          (0.09)%
  Portfolio turnover rate                  25%**             70%              40%              38%            69%             63%

                                                                                CLASS S
                                                                                -------
                             SIX MONTHS ENDED
                                  6/30/04            YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                (UNAUDITED)           12/31/03         12/31/02         12/31/01       12/31/00       12/31/99
                             ----------------        ----------       ----------       ----------     -----------    -----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                  $           9.56        $     6.39       $     9.21       $    12.16     $     16.96    $     11.37
                             ----------------        ----------       ----------       ----------     -----------    -----------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income                 0.05***           0.04***          0.09***          0.08***         0.04***        0.05***
   Net realized and
     unrealized gain (loss)
     on investments                      0.11              3.19            (2.83)           (3.00)          (1.61)          6.38
                             ----------------        ----------       ----------       ----------     -----------    -----------
       Total income (loss)
         from investment
         operations                      0.16              3.23            (2.74)           (2.92)          (1.57)          6.43
                             ----------------        ----------       ----------       ----------     -----------    -----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
   From net investment
     income                                 -             (0.06)           (0.08)           (0.03)          (0.03)         (0.03)
   Tax return of capital                    -                 -            (0.00)^              -               -              -
   From net realized gains                  -                 -                -                -           (3.20)         (0.81)
                             ----------------        ----------       ----------       ----------     -----------    -----------
       Total distributions                  -             (0.06)           (0.08)           (0.03)          (3.23)         (0.84)
                             ----------------        ----------       ----------       ----------     -----------    -----------
NET ASSET VALUE, END OF
  PERIOD                     $           9.72        $     9.56       $     6.39       $     9.21     $     12.16    $     16.96
                             ================        ==========       ==========       ==========     ===========    ===========
TOTAL RETURN(a)                          1.67%**          50.49%          (29.82)%         (23.99)%         (8.95)%        56.98%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's)           $        548,177        $  587,883       $  441,475       $  721,113     $ 1,027,623    $ 1,087,858
  Ratio of expenses to
    average daily
    net assets:
     Before expense waiver               1.10%*            1.09%            1.10%            1.08%           1.12%          1.06%
     After expense waiver#               1.08%*(b)         1.07%(b)         1.09%(b)         1.07%            N/A            N/A
  Net investment income to
    average daily
    net assets                           1.06%*            0.58%            1.18%            0.82%           0.22%          0.42%
  Portfolio turnover rate                  25%**             70%              40%              38%             69%   `        63%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER
     SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHANGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                     CLASS N
                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03       12/31/02+
                                           ----------------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           9.42         $     6.30      $     6.26
                                           ----------------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.02***           (0.01)***       (0.00)***^
  Net realized and unrealized gain on
    investments                                        0.10               3.13            0.04
                                           ----------------         ----------      ----------
       Total income from investment
         operations                                    0.12               3.12            0.04
                                           ----------------         ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -              (0.00)^             -
                                           ----------------         ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           9.54         $     9.42      $     6.30
                                           ================         ==========      ==========
TOTAL RETURN(a)                                        1.38%**(c)        49.44%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            154         $      152      $      102
  Ratio of expenses to average daily
   net assets:
     Before expense waiver                             1.83%*             1.82%              -@
     After expense waiver                              1.81%*(b)          1.81%(b)           -@
  Net investment income (loss) to average
    daily net assets                                   0.38%*            (0.16)%             -@
  Portfolio turnover rate                                25%**              70%             40%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT LOSS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME ARE LESS THAN $0.01 PER SHARE.
+    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHANGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              CLASS A
                                                                              -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01+
                                           ----------------         ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           9.55         $     7.36      $     8.41      $    10.00
                                           ----------------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.06***            0.02***         0.01***        (0.05)***
  Net realized and unrealized gain (loss)
    on investments                                     0.38               2.18           (1.05)          (1.54)
                                           ----------------         ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.44               2.20           (1.04)          (1.59)
                                           ----------------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -              (0.01)          (0.01)              -
  Tax return of capital                                   -                  -           (0.00)^             -
                                           ----------------         ----------      ----------      ----------
       Total distributions                                -              (0.01)          (0.01)              -
                                           ----------------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           9.99         $     9.55      $     7.36      $     8.41
                                           ================         ==========      ==========      ==========
TOTAL RETURN(a)                                        4.61%**(c)        30.27%         (12.66)%        (15.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $         95,980         $   65,012      $   18,674      $    1,159
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                             1.66%*             1.74%           2.13%           1.95%*
     After expense waiver#                             1.65%*(b)          1.64%(b)        1.63%(b)        1.73%*
  Net investment income (loss) to average
    daily net assets                                   1.33%*             0.22%           0.09%          (0.91)%*
  Portfolio turnover rate                                40%**              92%            138%            111%**

                                                                              CLASS L
                                                                              -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01+
                                           ----------------         ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           9.59         $     7.35      $     8.42      $    10.00
                                           ----------------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.08***            0.04***         0.02***        (0.03)***
  Net realized and unrealized gain (loss)
    on investments                                     0.37               2.23           (1.08)          (1.55)
                                           ----------------         ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.45               2.27           (1.06)          (1.58)
                                           ----------------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -              (0.03)          (0.01)              -
  Tax return of capital                                   -                  -           (0.00)^             -
                                           ----------------         ----------      ----------      ----------
       Total distributions                                -              (0.03)          (0.01)              -
                                           ----------------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $          10.04         $     9.59      $     7.35      $     8.42
                                           ================         ==========      ==========      ==========
TOTAL RETURN(a)                                        4.69%**           30.68%         (12.44)%        (15.80)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $        126,520         $   81,542      $   19,236      $      899
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                             1.41%*             1.49%           1.88%           1.78%*
     After expense waiver#                             1.40%*(b)          1.39%(b)        1.37%(b)        1.56%*
  Net investment income (loss) to average
    daily net assets                                   1.62%*             0.44%           0.20%          (0.59)%*
  Portfolio turnover rate                                40%**              92%            138%            111%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS THE RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001, THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE AND WOULD BE LOWER FOR THE PERIOD PRESENTED IF IT REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                              CLASS Y
                                                                              -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02          12/31/01+
                                           ----------------         ----------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           9.61         $     7.36      $     8.43        $    10.00
                                           ----------------         ----------      ----------        ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.08***            0.04***        (0.00)***^         0.00***^
  Net realized and unrealized gain (loss)
    on investments                                     0.38               2.25           (1.05)            (1.57)
                                           ----------------         ----------      ----------        ----------
       Total income (loss) from
         investment operations                         0.46               2.29           (1.05)            (1.57)
                                           ----------------         ----------      ----------        ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -              (0.04)          (0.02)                -
  Tax return of capital                                   -                  -         (0.00)^                 -
                                           ----------------         ----------      ----------        ----------
       Total distributions                                -              (0.04)          (0.02)                -
                                           ----------------         ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD             $          10.07         $     9.61      $     7.36        $     8.43
                                           ================         ==========      ==========        ==========
TOTAL RETURN(a)                                        4.79%**           30.88%         (12.34)%          (15.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $         82,793         $   72,650      $   19,204        $       88
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                             1.26%*             1.34%           1.73%             1.90%*
     After expense waiver#                             1.24%*(b)          1.24%(b)        1.22%(b)          1.69%*
  Net investment income (loss) to average
    daily net assets                                   1.62%*             0.50%          (0.02)%            0.08%*
  Portfolio turnover rate                                40%**              92%            138%              111%**

                                                                              CLASS S
                                                                              -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03        12/31/02        12/31/01+
                                           ----------------         ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           9.62         $     7.37      $     8.43      $    10.00
                                           ----------------         ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.09***            0.06***         0.05***         0.01***
  Net realized and unrealized gain (loss)
    on investments                                     0.38               2.23           (1.09)          (1.58)
                                           ----------------         ----------      ----------      ----------
       Total income (loss) from
         investment operations                         0.47               2.29           (1.04)          (1.57)
                                           ----------------         ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -              (0.04)          (0.02)              -
  Tax return of capital                                   -                  -           (0.00)^             -
                                           ----------------         ----------      ----------      ----------
       Total distributions                                -              (0.04)          (0.02)              -
                                           ----------------         ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD             $          10.09         $     9.62      $     7.37      $     8.43
                                           ================         ==========      ==========      ==========
TOTAL RETURN(a)                                        4.89%**           30.87%         (12.23)%        (15.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $        167,767         $  134,965      $   54,437      $   20,893
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                             1.21%*             1.29%           1.68%           1.85%*
     After expense waiver#                             1.20%*(b)          1.19%(b)        1.18%(b)        1.63%*
  Net investment income to average daily
    net assets                                         1.74%*             0.69%           0.68%           0.14%*
  Portfolio turnover rate                                40%**              92%            138%            111%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS THE RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^ NET INVESTMENT INCOME (LOSS) AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001, THE YEARS ENDED DECEMBER 31, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                     CLASS N
                                                                     -------
                                           SIX MONTHS ENDED
                                                6/30/04             YEAR ENDED     PERIOD ENDED
                                              (UNAUDITED)            12/31/03       12/31/02++
                                           ----------------         ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $           9.50         $     7.31      $     7.24
                                           ----------------         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.07***           (0.02)***       (0.00)***^
  Net realized and unrealized gain on
    investments                                        0.35               2.21            0.07
                                           ----------------         ----------      ----------
       Total income from investment
         operations                                    0.42               2.19            0.07
                                           ----------------         ----------      ----------
NET ASSET VALUE, END OF PERIOD             $           9.92         $     9.50      $     7.31
                                           ================         ==========      ==========
TOTAL RETURN(a)                                        4.42%**(c)        29.96%(c)           -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            675         $      255      $      102
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                             1.97%*             2.04%              -@
     After expense waiver#                             1.95%*(b)          1.94%(b)           -@
  Net investment income (loss) to average
    daily net assets                                   1.39%*            (0.22)%             -@
  Portfolio turnover rate                                40%**              92%            138%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS THE RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) THE FUND HAS ENTERED INTO AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTIONS OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.
(c) TOTAL RETURN EXCLUDES CONTINGENT DEFERRED SALES CHARGE AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT INCOME FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A                              CLASS L
                                                            -------                              -------
                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                6/30/04            PERIOD ENDED       6/30/04          PERIOD ENDED
                                              (UNAUDITED)            12/31/03+      (UNAUDITED)          12/31/03+
                                           ----------------        ------------  ----------------      ------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                $          10.00         $    10.00   $          10.00       $    10.00
                                           ----------------         ----------   ----------------       ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment loss                                (0.02)***              -              (0.01)***            -
   Net realized and unrealized gain
     on investments                                    0.16                  -               0.16                -
                                           ----------------         ----------   ----------------       ----------
       Total income from investment
         operations                                    0.14                  -               0.15                -
                                           ----------------         ----------   ----------------       ----------
NET ASSET VALUE, END OF PERIOD             $          10.14         $    10.00   $          10.15       $    10.00
                                           ================         ==========   ================       ==========
TOTAL RETURN(a)                                        1.40%**(b)            -@              1.50%**             -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $          4,112         $      101   $         87,630       $      101
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                             0.72%*                -@              0.24%*              -@
     After expense waiver#                             0.50%*                -@               N/A                -@
  Net investment loss to average daily
     net assets                                       (0.47)%*               -@             (0.23)%*             -@
  Portfolio turnover rate                                 9%**             N/A                  9%**           N/A

                                                            CLASS Y                              CLASS S
                                                            -------                              -------
                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                6/30/04            PERIOD ENDED       6/30/04          PERIOD ENDED
                                              (UNAUDITED)            12/31/03+      (UNAUDITED)          12/31/03+
                                           ----------------        ------------  ----------------      ------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                $          10.00         $    10.00   $          10.00       $    10.00
                                           ----------------         ----------   ----------------       ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment loss                                (0.01)***              -              (0.01)***            -
   Net realized and unrealized gain
     on investments                                    0.17                  -               0.16                -
                                           ----------------         ----------   ----------------       ----------
       Total income from investment
         operations                                    0.16                  -               0.15                -
                                           ----------------         ----------   ----------------       ----------
NET ASSET VALUE, END OF PERIOD             $          10.16         $    10.00   $          10.15       $    10.00
                                           ================         ==========   ================       ==========
TOTAL RETURN(a)                                        1.60% **              -@              1.50%**             -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $         66,251         $      101   $            610       $      601
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                             0.14%*                -@              1.63%*              -@
     After expense waiver#                              N/A                  -@              0.12%*              -@
  Net investment loss to average daily
     net assets                                       (0.12)%*               -@             (0.10)%*             -@
  Portfolio turnover rate                                 9%**             N/A                  9%**           N/A

                                                            CLASS N
                                                            -------
                                           SIX MONTHS ENDED
                                                6/30/04            PERIOD ENDED
                                              (UNAUDITED)            12/31/03+
                                           ----------------        ------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                $          10.00         $    10.00
                                           ----------------         ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment loss                                (0.04)***              -
   Net realized and unrealized gain
     on investments                                    0.16                  -
                                           ----------------         ----------
       Total income from investment
         operations                                    0.12                  -
                                           ----------------         ----------
NET ASSET VALUE, END OF PERIOD             $          10.12         $    10.00
                                           ================         ==========
TOTAL RETURN(a)                                        1.20%**(b)            -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            102         $      101
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                             2.31%*                -@
     After expense waiver#                             0.80%*                -@
  Net investment loss to average daily
     net assets                                       (0.78)%*               -@
  Portfolio turnover rate                                 9%**             N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMUS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR PERIOD DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIOD PRESENTED IT THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2010 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A                                  CLASS L
                                                            -------                                  -------
                                           SIX MONTHS ENDED                         SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED        6/30/04           PERIOD ENDED
                                             (UNAUDITED)              12/31/03+        (UNAUDITED)          12/31/03+
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00   $          10.00       $      10.00
                                           ----------------          ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.02)***                 -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.20                     -               0.20                  -
                                           ----------------          ------------   ----------------       ------------
      Total income from investment
        operations                                     0.18                     -               0.19                  -
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.18          $      10.00   $          10.19       $      10.00
                                           ================          ============   ================       ============
TOTAL RETURN(a)                                        1.80%**(b)               -@              1.90%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $          1,509          $        101   $          2,545       $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              2.53%*                   -@              2.28%*                -@
    After expense waiver#                              0.50%*                   -@              0.25%*                -@
  Net investment loss to average daily
    net assets                                        (0.48)%*                  -@             (0.23)%*               -@
  Portfolio turnover rate                                 7%**                N/A                  7%**             N/A

                                                           CLASS Y                                CLASS S
                                                           -------                                -------
                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                6/30/04           PERIOD ENDED        6/30/04            PERIOD ENDED
                                             (UNAUDITED)           12/31/03+       (UNAUDITED)            12/31/03+
                                           ----------------       ------------   ----------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00       $      10.00   $          10.00        $      10.00
                                           ----------------       ------------   ----------------        ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.01)***              -              (0.00)***^              -
  Net realized and unrealized gain
    on investments                                     0.20                  -               0.20                   -
                                           ----------------       ------------   ----------------        ------------
      Total income from investment
        operations                                     0.19                  -               0.20                   -
                                           ----------------       ------------   ----------------        ------------
NET ASSET VALUE, END OF PERIOD             $          10.19       $      10.00   $          10.20        $      10.00
                                           ================       ============   ================        ============
TOTAL RETURN(a)                                        1.90%**               -@              2.00%**                -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            410       $        101   $            754        $        601
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              2.18%*                -@              2.13%*                 -@
    After expense waiver#                              0.15%*                -@              0.10%*                 -@
  Net investment loss to average daily
    net assets                                        (0.13)%*               -@             (0.08)%*                -@
  Portfolio turnover rate                                 7%**             N/A                  7%**              N/A

                                                           CLASS N
                                                           -------
                                           SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED
                                             (UNAUDITED)              12/31/03+
                                           ----------------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00
                                           ----------------          ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.04)***                 -
  Net realized and unrealized gain
    on investments                                     0.20                     -
                                           ----------------          ------------
      Total income from investment
        operations                                     0.16                     -
                                           ----------------          ------------
NET ASSET VALUE, END OF PERIOD             $          10.16          $      10.00
                                           ================          ============
TOTAL RETURN(a)                                        1.60%**(b)               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            102          $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              2.83%*                   -@
    After expense waiver#                              0.80%*                   -@
  Net investment loss to average daily
    net assets                                        (0.78)%*                  -@
  Portfolio turnover rate                                 7%**                N/A

*    ANNUALIZED.
**   NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2020 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A                                CLASS L
                                                            -------                                -------
                                           SIX MONTHS ENDED                         SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED        6/30/04           PERIOD ENDED
                                             (UNAUDITED)              12/31/03+        (UNAUDITED)          12/31/03+
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00   $          10.00       $      10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.03)***                 -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.35                     -               0.34                  -
                                           ----------------          ------------   ----------------       ------------
      Total income from investment
        operations                                     0.32                     -               0.33                  -
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.32          $      10.00   $          10.33       $      10.00
                                           ================          ============   ================       ============
TOTAL RETURN(a)                                        3.20%**(b)               -@              3.30%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $          2,369          $        101   $        193,950       $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              0.85%*                   -@              0.26%*                -@
    After expense waiver#                              0.50%*                   -@              0.25%*                -@
  Net investment loss to average daily
    net assets                                        (0.50)%*                  -@             (0.25)%*               -@
  Portfolio turnover rate                                 5%**                N/A                  5%**             N/A

                                                           CLASS Y                               CLASS S
                                                           -------                               -------
                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                               6/30/04            PERIOD ENDED       6/30/04            PERIOD ENDED
                                             (UNAUDITED)           12/31/03+       (UNAUDITED)           12/31/03+
                                           ----------------       ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00       $      10.00   $          10.00       $      10.00
                                           ----------------       ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.01)***              -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.35                  -               0.35                  -
                                           ----------------       ------------   ----------------       ------------
      Total income from investment
        operations                                     0.34                  -               0.34                  -
                                           ----------------       ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.34       $      10.00   $          10.34       $      10.00
                                           ================       ============   ================       ============
TOTAL RETURN(a)                                        3.40%**               -@              3.40%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            642       $        101   $          1,185       $        601
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              0.84%*                -@              1.60%*                -@
    After expense waiver#                              0.15%*                -@              0.10%*                -@
  Net investment loss to average daily
    net assets                                        (0.15)%*               -@             (0.10)%*               -@
  Portfolio turnover rate                                 5%**             N/A                  5%**             N/A

                                                           CLASS N
                                                           -------
                                           SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED
                                             (UNAUDITED)              12/31/03+
                                           ----------------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00
                                           ----------------          ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.04)***                 -
  Net realized and unrealized gain
    on investments                                     0.34                     -
                                           ----------------          ------------
      Total income from investment
        operations                                     0.30                     -
                                           ----------------          ------------
NET ASSET VALUE, END OF PERIOD             $          10.30          $      10.00
                                           ================          ============
TOTAL RETURN(a)                                        3.00%**(b)               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            104          $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              2.37%*                   -@
    After expense waiver#                              0.80%*                   -@
  Net investment loss to average daily
    net assets                                        (0.80)%*                  -@
  Portfolio turnover rate                                 5%**                N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PEROD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2030 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A                                CLASS L
                                                            -------                                -------
                                           SIX MONTHS ENDED                         SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED        6/30/04           PERIOD ENDED
                                             (UNAUDITED)              12/31/03+        (UNAUDITED)          12/31/03+
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00   $          10.00       $      10.00
                                           ----------------          ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.03)***                 -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.49                     -               0.48                  -
                                           ----------------          ------------   ----------------       ------------
      Total income from investment
        operations                                     0.46                     -               0.47                  -
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.46          $      10.00   $          10.47       $      10.00
                                           ================          ============   ================       ============
TOTAL RETURN(a)                                        4.60%**(b)               -@              4.70%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $          9,359          $        101   $        153,572       $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              0.61%*                   -@              0.27%*                -@
    After expense waiver#                              0.50%*                   -@              0.25%*                -@
  Net investment loss to average daily
    net assets                                        (0.50)%*                  -@             (0.25)%*               -@
  Portfolio turnover rate                                 5%**                N/A                  5%**             N/A

                                                           CLASS Y                               CLASS S
                                                           -------                               -------
                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                               6/30/04            PERIOD ENDED       6/30/04            PERIOD ENDED
                                             (UNAUDITED)           12/31/03+       (UNAUDITED)           12/31/03+
                                           ----------------       ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00       $      10.00   $          10.00       $      10.00
                                           ----------------       ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.01)***              -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.49                  -               0.49                  -
                                           ----------------       ------------   ----------------       ------------
      Total income from investment
        operations                                     0.48                  -               0.48                  -
                                           ----------------       ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.48       $      10.00   $          10.48       $      10.00
                                           ================       ============   ================       ============
TOTAL RETURN(a)                                        4.80%**               -@              4.80%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            597       $        101   $            740       $        601
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              0.98%*                -@              1.41%*                -@
    After expense waiver#                              0.15%*                -@              0.10%*                -@
  Net investment loss to average daily
    net assets                                        (0.15)%*               -@             (0.10)%*               -@
  Portfolio turnover rate                                 5%**             N/A                  5%**             N/A

                                                           CLASS N
                                                           -------
                                           SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED
                                             (UNAUDITED)              12/31/03+
                                           ----------------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00
                                           ----------------          ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.04)***                 -
  Net realized and unrealized gain
    on investments                                     0.48                     -
                                           ----------------          ------------
      Total income from investment
        operations                                     0.44                     -
                                           ----------------          ------------
NET ASSET VALUE, END OF PERIOD             $          10.44          $      10.00
                                           ================          ============
TOTAL RETURN(a)                                        4.40%**(b)               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            105          $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              2.15%*                   -@
    After expense waiver#                              0.80%*                   -@
  Net investment loss to average daily
    net assets                                        (0.80)%*                  -@
  Portfolio turnover rate                                 5%**                N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DESTINATION RETIREMENT 2040 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                                 CLASS L
                                                           -------                                 -------
                                           SIX MONTHS ENDED                         SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED       6/30/04            PERIOD ENDED
                                             (UNAUDITED)              12/31/03+       (UNAUDITED)           12/31/03+
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00   $          10.00       $      10.00
                                           ----------------          ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.03)***                 -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.56                     -               0.56                  -
                                           ----------------          ------------   ----------------       ------------
      Total income from investment
        operations                                     0.53                     -               0.55                  -
                                           ----------------          ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.53          $      10.00   $          10.55       $      10.00
                                           ================          ============   ================       ============
TOTAL RETURN(a)                                        5.30%**(b)               -@              5.50%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $          2,086          $        101   $         97,256       $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              0.92%*                   -@              0.27%*                -@
    After expense waiver#                              0.50%*                   -@              0.25%*                -@
  Net investment loss to average daily
    net assets                                        (0.50)%*                  -@             (0.25)%*               -@
  Portfolio turnover rate                                 4%**                N/A                  4%**             N/A

                                                          CLASS Y                               CLASS S
                                                          -------                               -------
                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                               6/30/04            PERIOD ENDED       6/30/04            PERIOD ENDED
                                             (UNAUDITED)           12/31/03+       (UNAUDITED)           12/31/03+
                                           ----------------       ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00       $      10.00   $          10.00       $      10.00
                                           ----------------       ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.01)***              -              (0.01)***              -
  Net realized and unrealized gain
    on investments                                     0.56                  -               0.56                  -
                                           ----------------       ------------   ----------------       ------------
      Total income from investment
        operations                                     0.55                  -               0.55                  -
                                           ----------------       ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD             $          10.55       $      10.00   $          10.55       $      10.00
                                           ================       ============   ================       ============
TOTAL RETURN(a)                                        5.50%**               -@              5.50%**               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            106       $        101   $            680       $        601
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              1.63%*                -@              1.57%*                -@
    After expense waiver#                              0.15%*                -@              0.10%*                -@
  Net investment loss to average daily
    net assets                                        (0.15)%*               -@             (0.10)%*               -@
  Portfolio turnover rate                                 4%**             N/A                  4%**             N/A

                                                           CLASS N
                                                           -------
                                           SIX MONTHS ENDED
                                               6/30/04               PERIOD ENDED
                                             (UNAUDITED)              12/31/03+
                                           ----------------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $          10.00          $      10.00
                                           ----------------          ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                 (0.04)***                 -
  Net realized and unrealized gain
    on investments                                     0.56                     -
                                           ----------------          ------------
      Total income from investment
        operations                                     0.52                     -
                                           ----------------          ------------
NET ASSET VALUE, END OF PERIOD             $          10.52          $      10.00
                                           ================          ============
TOTAL RETURN(a)                                        5.20%**(b)               -@

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)        $            106          $        101
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                              2.28%*                   -@
    After expense waiver#                              0.80%*                   -@
  Net investment loss to average daily
    net assets                                        (0.80)%*                  -@
  Portfolio turnover rate                                 4%**                N/A

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2003.
@    AMOUNTS ARE DE MINIMIS DUE TO THE SHORT PERIOD OF OPERATIONS.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
(a) EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(b) TOTAL RETURN EXCLUDES A FRONT-END SALES CHARGE FOR CLASS A AND A CONTINGENT DEFERRED SALES CHARGE FOR CLASS N AND WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. THE FUND

MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Money Market Fund ("Money Market Fund"), MassMutual Short-Duration Bond Fund ("Short-Duration Bond Fund"), MassMutual Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Core Value Equity Fund ("Core Value Equity Fund"), MassMutual Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Growth Equity Fund ("Growth Equity Fund"), MassMutual Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual OTC 100 Fund ("OTC 100 Fund"), MassMutual Focused Value Fund ("Focused Value Fund"), MassMutual Small Company Value Fund ("Small Company Value Fund"), MassMutual Small Cap Equity Fund ("Small Cap Equity Fund"), MassMutual Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Emerging Growth Fund ("Emerging Growth Fund"), MassMutual International Equity Fund ("International Equity Fund"), MassMutual Overseas Fund ("Overseas Fund"), MassMutual Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund") and MassMutual Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund").

During the reporting period, each Fund had five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund had a sixth class of shares: Class Z. Class N shares of the Money Market Fund are not currently available. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The

Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2004, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                             SECURITIES ON LOAN      COLLATERAL
                                             ------------------    -------------
Short-Duration Bond Fund                       $  30,730,352       $  31,338,092
Core Bond Fund                                   207,588,350         212,279,990
Balanced Fund                                     23,420,960          24,033,231
Core Value Equity Fund                            43,008,569          44,584,826
Fundamental Value Fund                            52,939,082          54,196,656
Value Equity Fund                                  7,303,645           7,623,063
Large Cap Value Fund                              56,363,403          58,341,638
Indexed Equity Fund                               74,329,344          77,321,235
Blue Chip Growth Fund                             28,586,467          30,240,713
Large Cap Growth Fund                              4,628,413           5,065,127
Growth Equity Fund                                23,696,794          24,629,196
Aggressive Growth Fund                            36,186,790          37,465,529
OTC 100 Fund                                       7,727,084           8,239,517
Focused Value Fund                                88,407,240          91,996,570
Small Company Value Fund                          42,152,998          44,277,453
Small Cap Equity Fund                             16,437,463          16,957,893
Mid Cap Growth Equity Fund                        21,599,023          23,940,183
Mid Cap Growth Equity II Fund                     88,782,292          92,648,335
Small Cap Growth Equity Fund                     114,468,876         119,597,932
Small Company Growth Fund                         44,586,491          47,127,205
Emerging Growth Fund                              32,847,718          34,168,597
International Equity Fund                        109,377,054         114,921,309
Overseas Fund                                     40,661,258          42,658,734

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2004, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Short-Duration Bond Fund, Core Bond Fund and Strategic Balanced Fund under these forward commitments at June 30, 2004, is as follows:

        FORWARD           EXPIRATION     AGGREGATE
      COMMITMENT              OF         FACE VALUE                      MARKET        UNREALIZED
   CONTRACTS TO BUY        CONTRACTS    OF CONTRACTS      COST            VALUE       APPRECIATION
----------------------    ----------    ------------   -----------     -----------    ------------
SHORT-DURATION BOND FUND
FNMA
5.0% 07/01/2034             July-04      $ 6,800,000   $ 6,486,563     $ 6,567,844    $     81,281

CORE BOND FUND
GNMA
5.0% 07/01/2034             July-04       84,710,000    81,030,409      82,095,900    $  1,065,491
5.5% 07/01/2034             July-04       70,750,000    69,843,516      70,617,344         773,828
                                                                                      ------------
                                                                                      $  1,839,319
                                                                                      ------------
STRATEGIC BALANCED FUND
FHLMC
4.5% 07/01/2019             July-04          600,000       579,750         585,750    $      6,000
FNMA
5.5% 07/01/2034             July-04        3,700,000     3,630,907       3,680,922          50,015
6.0% 07/01/2019             July-04        4,100,000     4,222,039       4,268,485          46,446
6.0% 07/01/2034             July-04        3,600,000     3,636,406       3,673,125          36,719
                                                                                      ------------
                                                                                      $    139,180
                                                                                      ------------

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Balanced Fund, Strategic Balanced Fund, Indexed Equity Fund and the OTC 100 Fund at June 30, 2004, is as follows:

                                                                           NOTIONAL       NET UNREALIZED
      NUMBER OF                                                            CONTRACT        APPRECIATION/
      CONTRACTS                     TYPE               EXPIRATION DATE       VALUE        (DEPRECIATION)
--------------------       -------------------------   ---------------    ------------    --------------
BALANCED FUND
BUYS
14                              S&P 500 Index             09/16/04        $  3,991,400      $  23,352

STRATEGIC BALANCED FUND
BUYS
42                               90 Day Euro              09/19/05          10,111,500        (25,585)
8                              U.S. Long Bond             09/30/04             851,000         16,701
44                         U.S. Treasury Note 5 year      09/30/04           4,782,250         44,468
                                                                                            ---------
                                                                                               35,584
                                                                                            ---------

SELLS
57                         U.S. Treasury Note 10 year     09/30/04           6,231,703        (81,816)

INDEXED EQUITY FUND
BUYS
61                              S&P 500 Index             09/16/04          11,974,200        119,484

OTC 100 FUND
BUYS
26                            NASDAQ 100 Index            09/17/04             790,920         22,182

OPTIONS

The Fund may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transactions, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Schedule of Investments of the Strategic Balanced Fund for open purchased option contracts as of June 30, 2004.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investments to determine the realized gain or loss.

A summary of open written option contracts for the Strategic Balanced Fund at June 30, 2004, is as follows:

                   EXPIRATION                                                             MARKET
NOTIONAL AMOUNT       DATE                    DESCRIPTION                   PREMIUMS       VALUE
--------------     ----------   ----------------------------------------    --------     --------
  $ 1,300,000       10/14/05    Call - OTC Interest Rate Swap -             $  8,515     $ 13,797
                                Agreement with JP Morgan Chase & Co.
                                dated 4/13/04 to receive the notional
                                amount multiplied by 3.00% and to
                                pay the notional amount multiplied by
                                the 3 month LIBOR.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

SWAPS

The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchase of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchase of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

A summary of open swap agreements for the Strategic Balanced Fund at June 30, 2004, is as follows:

     NOTIONAL      EXPIRATION                                                          NET UNREALIZED
      AMOUNT          DATE                          DESCRIPTION                         APPRECIATION
-----------------  ----------   ----------------------------------------------------   --------------
Credit Default
Swaps
2,000,000 USD        9/20/09    Agreement with Deutsche Bank AG dated 3/30/04              $ 6,000
                                to receive 4.30% per year times the notional amount.
                                The Fund makes payment only upon a default event
                                of the CDS Indexco LLC.

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS

INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund                          0.35%
Short-Duration Bond Fund                   0.40%
Inflation-Protected Bond Fund              0.48%
Core Bond Fund                             0.48%
Diversified Bond Fund                      0.50%
Balanced Fund                              0.48%
Strategic Balanced Fund                    0.60%
Core Value Equity Fund                     0.50%
Fundamental Value Fund                     0.65%
Value Equity Fund                          0.70%
Large Cap Value Fund                       0.65%
Indexed Equity Fund                        0.10%
Blue Chip Growth Fund                      0.70%
Large Cap Growth Fund                      0.65%
Growth Equity Fund                         0.68%
Aggressive Growth Fund                     0.73%
OTC 100 Fund                               0.15%
Focused Value Fund                         0.69%
Small Company Value Fund                   0.85%
Small Cap Equity Fund                      0.58%
Mid Cap Growth Equity Fund                 0.70%
Mid Cap Growth Equity II Fund              0.75%
Small Cap Growth Equity Fund               0.82%
Small Company Growth Fund                  0.85%
Emerging Growth Fund                       0.79%
International Equity Fund                  0.85%
Overseas Fund                              1.00%
Destination Retirement Income Fund         0.05%
Destination Retirement 2010 Fund           0.05%
Destination Retirement 2020 Fund           0.05%
Destination Retirement 2030 Fund           0.05%
Destination Retirement 2040 Fund           0.05%

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a sub-advisory fee from MassMutual equal to an annual rate of 0.05% of the average daily net assets of the Money Market Fund, 0.08% of the average daily net assets of the Short-Duration Bond Fund, 0.08% of the average daily net assets of the Inflation-Protected Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund, 0.09% of the average daily net assets of the Money Market and Core Bond Segments of the Balanced Fund, 0.13% of the average daily net assets under management of the Core Value Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. ("OFI"). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Alliance Capital Management, L.P. for the Large Cap Growth Fund and a portion of the Core Value Equity Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, Inc. for the Indexed Equity Fund and the OTC 100 Fund; Grantham, Mayo, Van Otterloo & Co. LLC for the Growth Equity Fund; Sands Capital Management, Inc. for the Aggressive Growth Fund; Harris Associates, L.P. for a portion of the Focused Value Fund and a portion of the Overseas Fund; Clover Capital Management, Inc. for a portion of the Small Company Value Fund; Navellier & Associates, Inc. for the Mid Cap Growth Equity Fund; T. Rowe Price Associates, Inc. for the Mid Cap Growth Equity II Fund and a portion of the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Mazama Capital Management, Inc. for a portion of the Small Company Growth Fund; Allied Investment Advisers, Inc. for a portion of the Small Company Growth Fund; RS Investment Management L.P. for the Emerging Growth Fund; Fidelity Management and Research Company for the Value Equity Fund and the Blue Chip Growth Fund; Cooke & Bieler, L.P. for a portion of the Focused Value Fund; American Century Investment Management, Inc. for a portion of the Overseas Fund and Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Small Cap Growth Equity Fund. Prior to January 5, 2004, Janus Capital Management LLC managed the investment and reinvestment of the Aggressive Growth Fund. Prior to June 1, 2004, Massachusetts Financial Services Company managed the investment and reinvestment of the Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

ADMINISTRATION FEES

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                     CLASS A     CLASS L     CLASS Y     CLASS S    CLASS Z     CLASS N
                                     -------     -------     -------     -------    -------     -------
Money Market Fund                    0.3323%     0.3323%     0.1823%     0.0823%       NA         NA
Short-Duration Bond Fund             0.3167%     0.3167%     0.1667%     0.1167%       NA       0.3677%
Inflation-Protected Bond Fund        0.3166%     0.3166%     0.1666%     0.0666%       NA       0.3666%
Core Bond Fund                       0.2932%     0.2932%     0.1432%     0.0932%       NA       0.3432%
Diversified Bond Fund                0.3232%     0.3232%     0.1732%     0.1232%       NA       0.3732%
Balanced Fund                        0.3952%     0.3952%     0.2452%     0.0852%       NA       0.4452%
Strategic Balanced Fund              0.3270%     0.3270%     0.1770%     0.1270%       NA       0.3770%
Core Value Equity Fund               0.3175%     0.3175%     0.1675%     0.0675%       NA       0.3675%
Fundamental Value Fund               0.3129%     0.3129%     0.1629%     0.1229%       NA       0.3629%
Value Equity Fund                    0.2785%     0.2785%     0.1285%     0.0785%       NA       0.3285%
Large Cap Value Fund                 0.3244%     0.3244%     0.1744%     0.0844%       NA       0.3744%
Indexed Equity Fund                  0.4797%     0.4797%     0.3297%     0.2997%     0.0855%    0.5297%
Blue Chip Growth Fund                0.4085%     0.4085%     0.2885%     0.1585%       NA       0.4585%
Large Cap Growth Fund                0.3529%     0.3529%     0.2029%     0.1629%       NA       0.4029%
Growth Equity Fund                   0.2975%     0.2975%     0.1475%     0.0875%       NA       0.3475%
Aggressive Growth Fund               0.3444%     0.3444%     0.1944%     0.0944%       NA       0.3944%
OTC 100 Fund                         0.6244%     0.6244%     0.4744%     0.3744%       NA       0.6744%
Focused Value Fund                   0.3344%     0.3344%     0.1844%     0.0844%       NA       0.3844%
Small Company Value Fund             0.3593%     0.3593%     0.2093%     0.1693%       NA       0.4093%
Small Cap Equity Fund                0.3345%     0.3345%     0.1845%     0.0845%       NA       0.3845%
Mid Cap Growth Equity Fund           0.3075%     0.3075%     0.1575%     0.0875%       NA       0.3575%
Mid Cap Growth Equity II Fund        0.3244%     0.3244%     0.1744%     0.0844%       NA       0.3744%
Small Cap Growth Equity Fund         0.4075%     0.4075%     0.2575%     0.1175%       NA       0.4575%
Small Company Growth Fund            0.3491%     0.3491%     0.1991%     0.1591%       NA       0.3991%

                                     CLASS A     CLASS L     CLASS Y     CLASS S    CLASS Z     CLASS N
                                     -------     -------     -------     -------    -------     -------
Emerging Growth Fund                 0.3344%     0.3344%     0.1844%     0.0844%       NA       0.3844%
International Equity Fund            0.2952%     0.2952%     0.1452%     0.1152%       NA       0.3452%
Overseas Fund                        0.2443%     0.2443%     0.0943%     0.0443%       NA       0.2943%
Destination Retirement
  Income Fund                        0.1459%     0.1459%     0.0459%     0.0200%       NA       0.1959%
Destination Retirement 2010 Fund     0.1696%     0.1696%     0.0696%     0.0196%       NA       0.2196%
Destination Retirement 2020 Fund     0.1758%     0.1758%     0.0758%     0.0258%       NA       0.2258%
Destination Retirement 2030 Fund     0.1733%     0.1733%     0.0733%     0.0233%       NA       0.2233%
Destination Retirement 2040 Fund     0.1616%     0.1616%     0.0616%     0.0116%       NA       0.2116%

DISTRIBUTION AND SERVICE FEES

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% of the average daily net asset value of the Fund to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. For the Money Market Fund, pursuant to the waiver as described below under Expense Waivers, MassMutual waived $14,899 of Class A 12b-1 fees as of June 30, 2004, which amounted to 0.018% of the 0.25% fee. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each fund pay a fee of 0.50% of the average daily net asset value of the Fund as follows: 0.25% of the average daily net asset value of the Fund to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of the Fund to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. The Distributor has also entered into a Sub-Distributor's Agreement with OppenheimerFunds Distributor, Inc. (the "Sub-Distributor"). The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

INDIRECT EXPENSES

The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the six months ended June 30, 2004, these expenses were as follows:

                                                                     INDIRECT
                                                                     OPERATING
                                                                     EXPENSES
                                                                     ---------
Destination Retirement Income Fund                                     0.67%
Destination Retirement 2010 Fund                                       0.70%
Destination Retirement 2020 Fund                                       0.76%
Destination Retirement 2030 Fund                                       0.85%
Destination Retirement 2040 Fund                                       0.89%

EXPENSE CAPS AND WAIVERS

MassMutual agreed to cap the fees and expenses of the following Funds through December 31, 2006, unless otherwise noted, as follows:

                                       CLASS A      CLASS L      CLASS Y       CLASS S    CLASS N
                                       -------      -------      -------       -------    -------
Inflation-Protected Bond Fund           1.08%        0.83%        0.68%         0.58%      1.38%
Strategic Balanced Fund                 1.21%        0.96%        0.81%         0.76%      1.51%
Fundamental Value Fund*                 1.24%        0.99%        0.84%         0.80%      1.54%
Large Cap Growth Fund*                  1.28%        1.03%        0.88%         0.84%      1.58%
Small Company Value Fund*               1.49%        1.24%        1.09%         1.05%      1.79%
Small Company Growth Fund*              1.49%        1.24%        1.09%         1.05%      1.79%
Destination Retirement
  Income Fund                           0.50%        0.25%        0.15%         0.12%      0.80%
Destination Retirement 2010 Fund        0.50%        0.25%        0.15%         0.10%      0.80%
Destination Retirement 2020 Fund        0.50%        0.25%        0.15%         0.10%      0.80%
Destination Retirement 2030 Fund        0.50%        0.25%        0.15%         0.10%      0.80%
Destination Retirement 2040 Fund        0.50%        0.25%        0.15%         0.10%      0.80%

* EXPENSE CAPS IN EFFECT THROUGH APRIL 30, 2005.

For the MassMutual Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

Effective May 3, 2004, MassMutual agreed to voluntarily waive, through April 30, 2005, Administration fees for Classes A, L and N, as follows: 0.18% for the Money Market Fund, 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, 0.15% for the Diversified Bond Fund and 0.10% for the Indexed Equity Fund. MassMutual has also agreed to voluntarily waive, through April 31, 2005, 0.08% of the management fee of all classes of the Aggressive Growth Fund.

EXPENSE REDUCTIONS

The Balanced Fund, Core Value Equity Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Growth Equity Fund, Aggressive Growth Fund, Focused Value Fund, Small Company Value Fund, Small Cap Equity Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Emerging Growth Fund, International Equity Fund and Overseas Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the six months ended June 30, 2004, expenses were reduced under these agreements as follows:

                                                                     REDUCTIONS
                                                                     ----------
Fundamental Value Fund                                                $ 64,704
Value Equity Fund                                                       19,623
Large Cap Value Fund                                                       323
Blue Chip Growth Fund                                                   19,902
Large Cap Growth Fund                                                    4,087
Growth Equity Fund                                                      44,639
Aggressive Growth Fund                                                   1,040
Focused Value Fund                                                      67,360
Small Company Value Fund                                                55,333
Mid Cap Growth Equity Fund                                              15,782
Mid Cap Growth Equity II Fund                                           37,690
Small Cap Growth Equity Fund                                            80,210

                                                                     REDUCTIONS
                                                                     ----------
Small Company Growth Fund                                               81,825
International Equity Fund                                               61,891
Overseas Fund                                                           10,298

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

At June 30, 2004, MassMutual or separate investment accounts thereof owned 97.02% of the outstanding shares of the Trust.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2004, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2004, were as follows:

PURCHASES

                                                          LONG-TERM U.S.           OTHER LONG-TERM
                                                      GOVERNMENT SECURITIES           SECURITIES
                                                      ---------------------        ---------------
Short-Duration Bond Fund                                 $  33,216,611             $    61,865,836
Inflation-Protected Bond Fund                              138,803,991                           -
Core Bond Fund                                             486,476,552                 233,097,755
Diversified Bond Fund                                      129,630,137                  52,857,429
Balanced Fund                                               28,286,753                 127,224,918
Strategic Balanced Fund                                     58,923,114                 168,780,485
Core Value Equity Fund                                               -                 206,600,780
Fundamental Value Fund                                               -                 292,493,748
Value Equity Fund                                                    -                  91,483,747
Large Cap Value Fund                                                 -                 120,360,676
Indexed Equity Fund                                                  -                 135,786,532
Blue Chip Growth Fund                                                -                  49,283,605
Large Cap Growth Fund                                                -                  15,833,613
Growth Equity Fund                                                   -               1,080,561,126
Aggressive Growth Fund                                               -                 382,177,408
OTC 100 Fund                                                         -                   8,975,536
Focused Value Fund                                                   -                 211,989,853
Small Company Value Fund                                             -                 125,818,786
Small Cap Equity Fund                                                -                  94,707,919
Mid Cap Growth Equity Fund                                           -                  80,585,880
Mid Cap Growth Equity II Fund                                        -                 304,432,876
Small Cap Growth Equity Fund                                         -                 177,934,423
Small Company Growth Fund                                            -                 182,389,117
Emerging Growth Fund                                                 -                 128,687,241
International Equity Fund                                            -                 214,267,372
Overseas Fund                                                        -                 265,684,177
Destination Retirement Income Fund                                   -                 163,826,093
Destination Retirement 2010 Fund                                     -                   4,442,879
Destination Retirement 2020 Fund                                     -                 201,017,598
Destination Retirement 2030 Fund                                     -                 164,881,161
Destination Retirement 2040 Fund                                     -                  99,092,605

SALES

                                                          LONG-TERM U.S.            OTHER LONG-TERM
                                                      GOVERNMENT SECURITIES            SECURITIES
                                                      ---------------------         ---------------
Short-Duration Bond Fund                                 $  47,231,123              $   50,478,173
Inflation-Protected Bond Fund                                3,702,996                           -
Core Bond Fund                                             581,682,150                 261,304,719
Diversified Bond Fund                                       82,928,503                  27,850,706
Balanced Fund                                               25,990,396                 140,035,168
Strategic Balanced Fund                                     13,647,045                   6,706,593
Core Value Equity Fund                                               -                 270,287,522
Fundamental Value Fund                                               -                 108,623,415
Value Equity Fund                                                    -                 110,151,834
Large Cap Value Fund                                                 -                   4,418,054
Indexed Equity Fund                                                  -                  12,187,213
Blue Chip Growth Fund                                                -                  40,765,146
Large Cap Growth Fund                                                -                  30,775,739
Growth Equity Fund                                                   -                 977,471,763
Aggressive Growth Fund                                               -                 286,493,479
OTC 100 Fund                                                         -                  17,265,952
Focused Value Fund                                                   -                 131,969,427
Small Company Value Fund                                             -                  44,504,602
Small Cap Equity Fund                                                -                 122,971,565
Mid Cap Growth Equity Fund                                           -                  98,121,064
Mid Cap Growth Equity II Fund                                        -                 173,439,693
Small Cap Growth Equity Fund                                         -                 162,755,044
Small Company Growth Fund                                            -                 148,162,564
Emerging Growth Fund                                                 -                 122,199,100
International Equity Fund                                            -                 261,995,897
Overseas Fund                                                        -                 162,459,948
Destination Retirement Income Fund                                   -                   6,238,828
Destination Retirement 2010 Fund                                     -                     165,303
Destination Retirement 2020 Fund                                     -                   5,127,551
Destination Retirement 2030 Fund                                     -                   4,341,652
Destination Retirement 2040 Fund                                     -                   2,322,383

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                                             CLASS A
                                                                             -------
                                              SIX MONTHS ENDED JUNE 30, 2004           YEAR ENDED DECEMBER 31, 2003
                                                SHARES             AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
MONEY MARKET FUND
   Sold                                        809,414,764    $     809,414,765        1,397,191,568    $   1,397,191,542
   Issued as reinvestment of dividends              48,789               48,789              246,864              246,867
   Redeemed                                   (802,627,508)        (802,627,508)      (1,408,802,064)      (1,408,802,041)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       6,836,045    $       6,836,046          (11,363,632)   $     (11,363,632)
                                           ===============    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                          1,862,550    $      19,246,481            3,169,308    $      33,349,921
   Issued as reinvestment of dividends                   -                    -              157,678            1,618,232
   Redeemed                                     (1,137,919)         (11,699,779)          (1,175,765)         (12,365,595)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         724,631    $       7,546,702            2,151,221    $      22,602,558
                                           ===============    =================    =================    =================
INFLATION-PROTECTED BOND FUND*
   Sold                                             79,700    $         804,950                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (10,085)            (100,548)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          69,615    $         704,402                   50    $             500
                                           ===============    =================    =================    =================
CORE BOND FUND
   Sold                                          4,993,912    $      54,972,984           12,033,067    $     137,116,807
   Issued as reinvestment of dividends                   -                    -            1,253,882           13,697,622
   Redeemed                                     (4,889,228)         (53,854,436)          (8,593,255)         (98,262,978)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         104,684    $       1,118,548            4,693,694    $      52,551,451
                                           ===============    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                          1,161,983    $      12,359,960            1,212,507    $      12,488,841
   Issued as reinvestment of dividends                   -                    -               22,326              237,274
   Redeemed                                       (331,679)          (3,536,516)          (1,917,746)         (20,466,720)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         830,304    $       8,823,444             (682,913)   $      (7,740,605)
                                           ===============    =================    =================    =================
BALANCED FUND
   Sold                                            128,907    $       1,156,680              268,787    $       2,216,803
   Issued as reinvestment of dividends                   -                    -               14,798              130,664
   Redeemed                                       (133,459)          (1,197,060)            (176,070)          (1,408,692)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          (4,552)   $         (40,380)             107,515    $         938,775
                                           ===============    =================    =================    =================
STRATEGIC BALANCED FUND*
   Sold                                          2,139,587    $      21,760,446                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (941,077)          (9,514,523)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,198,510    $      12,245,923                   50    $             500
                                           ===============    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                            316,472    $       2,831,182              795,327    $       5,820,443
   Issued as reinvestment of dividends                   -                    -               35,440              276,785
   Redeemed                                       (435,940)          (3,861,185)            (541,291)          (4,087,545)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (119,468)   $      (1,030,003)             289,476    $       2,009,683
                                           ===============    =================    =================    =================
FUNDAMENTAL VALUE FUND
   Sold                                          6,495,374    $      65,693,567           10,299,301    $      88,358,455
   Issued as reinvestment of dividends                   -                    -               92,746              927,459
   Redeemed                                     (1,690,676)         (16,993,510)          (2,316,692)         (19,549,612)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       4,804,698    $      48,700,057            8,075,355    $      69,736,302
                                           ===============    =================    =================    =================
VALUE EQUITY FUND
   Sold                                            398,641    $       3,837,784              531,726    $       4,274,648
   Issued as reinvestment of dividends                   -                    -               22,826              217,757
   Redeemed                                       (242,620)          (2,325,439)            (389,618)          (3,273,581)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         156,021    $       1,512,345              164,934    $       1,218,824
                                           ===============    =================    =================    =================

                                                                             CLASS A
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
LARGE CAP VALUE FUND
   Sold                                          7,211,528    $      69,168,345            7,060,040    $      55,857,788
   Issued as reinvestment of dividends                   -                    -               58,837              550,122
   Redeemed                                     (2,473,760)         (23,755,521)          (3,360,009)         (26,474,082)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       4,737,768    $      45,412,824            3,758,868    $      29,933,828
                                           ===============    =================    =================    =================
INDEXED EQUITY FUND
   Sold                                          7,514,864    $      77,914,545           10,967,310    $      96,785,105
   Issued as reinvestment of dividends                   -                    -              126,277            1,289,285
   Redeemed                                     (2,548,755)         (26,436,902)          (4,148,431)         (36,578,187)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       4,966,109    $      51,477,643            6,945,156    $      61,496,203
                                           ===============    =================    =================    =================
BLUE CHIP GROWTH FUND
   Sold                                          1,216,788    $      10,300,334            3,204,864    $      24,085,208
   Issued as reinvestment of dividends                   -                    -                3,356               27,885
   Redeemed                                       (635,433)          (5,369,707)            (701,153)          (5,329,677)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         581,355    $       4,930,627            2,507,067    $      18,783,416
                                           ===============    =================    =================    =================
LARGE CAP GROWTH FUND
   Sold                                             49,864    $         426,516              170,311    $       1,294,789
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (22,761)            (195,031)            (126,722)            (928,887)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          27,103    $         231,485               43,589    $         365,902
                                           ===============    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                          6,446,978    $      48,499,032           19,956,352    $     134,636,598
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (4,096,170)         (30,687,527)          (5,238,338)         (35,167,864)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       2,350,808    $      17,811,505           14,718,014    $      99,468,734
                                           ===============    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                          5,906,988    $      31,353,789            8,242,554    $      34,141,045
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (2,425,149)         (12,804,863)          (4,946,869)         (20,837,429)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       3,481,839    $      18,548,926            3,295,685    $      13,303,616
                                           ===============    =================    =================    =================
OTC 100 FUND
   Sold                                          2,774,594    $      10,310,918            7,591,544    $      24,031,474
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (2,945,809)         (10,939,919)          (4,080,375)         (12,847,317)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (171,215)   $        (629,001)           3,511,169    $      11,184,157
                                           ===============    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                          3,518,987    $      61,196,841            7,031,133    $     102,133,400
   Issued as reinvestment of dividends                   -                    -              220,900            3,724,375
   Redeemed                                     (1,775,732)         (30,784,394)          (2,404,692)         (34,184,587)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,743,255    $      30,412,447            4,847,341    $      71,673,188
                                           ===============    =================    =================    =================
SMALL COMPANY VALUE FUND
   Sold                                          2,182,769    $      27,404,341            3,628,167    $      35,753,279
   Issued as reinvestment of dividends                   -                    -               10,632              128,857
   Redeemed                                       (684,759)          (8,541,159)            (890,717)          (9,179,973)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,498,010    $      18,863,182            2,748,082    $      26,702,163
                                           ===============    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                            204,768    $       2,770,832              418,950    $       4,849,363
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (418,918)          (5,632,855)            (369,419)          (4,116,783)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (214,150)   $      (2,862,023)              49,531    $         732,580
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                            774,482    $       5,984,119            2,767,211    $      18,482,748
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,735,386)         (13,429,333)          (1,772,255)         (11,893,433)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (960,904)   $      (7,445,214)             994,956    $       6,589,315
                                           ===============    =================    =================    =================

                                                                             CLASS A
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
MID CAP GROWTH EQUITY II FUND
   Sold                                          5,236,394    $      60,243,302            6,222,839    $      58,480,780
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,554,295)         (17,840,967)          (1,662,234)         (15,598,210)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       3,682,099    $      42,402,335            4,560,605    $      42,882,570
                                           ===============    =================    =================    =================
SMALL CAP GROWTH EQUITY FUND
   Sold                                          1,594,074    $      20,492,093            3,052,883    $      32,756,644
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,473,829)         (18,661,137)          (1,718,020)         (18,205,592)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         120,245    $       1,830,956            1,334,863    $      14,551,052
                                           ===============    =================    =================    =================
SMALL COMPANY GROWTH FUND
   Sold                                          3,051,705    $      33,966,414            5,288,096    $      49,442,359
   Issued as reinvestment of dividends                   -                    -              231,958            2,491,228
   Redeemed                                     (2,108,287)         (22,724,639)          (1,177,399)         (11,473,237)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         943,418    $      11,241,775            4,342,655    $      40,460,350
                                           ===============    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                          2,180,414    $      11,743,489            4,357,187    $      19,074,430
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,654,679)          (8,677,098)          (2,140,991)          (9,265,157)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         525,735    $       3,066,391            2,216,196    $       9,809,273
                                           ===============    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                          1,790,128    $      17,334,543            2,980,418    $      21,182,102
   Issued as reinvestment of dividends                   -                    -               15,519              146,022
   Redeemed                                     (2,192,777)         (20,936,935)          (2,505,726)         (17,961,379)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (402,649)   $      (3,602,392)             490,211    $       3,366,745
                                           ===============    =================    =================    =================
OVERSEAS FUND
   Sold                                          3,962,513    $      39,121,399            5,983,002    $      47,072,892
   Issued as reinvestment of dividends                   -                    -                8,247               78,267
   Redeemed                                     (1,163,356)         (11,392,299)          (1,725,548)         (13,641,373)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       2,799,157    $      27,729,100            4,265,701    $      33,509,786
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT INCOME FUND*
   Sold                                            408,537    $       4,089,766               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (12,919)            (129,927)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         395,618    $       3,959,839               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2010 FUND*
   Sold                                            143,034    $       1,439,817               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (4,788)             (47,495)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         138,246    $       1,392,322               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2020 FUND*
   Sold                                            233,153    $       2,370,866               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (13,611)            (137,836)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         219,542    $       2,233,030               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2030 FUND*
   Sold                                            910,344    $       9,331,445               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (25,338)            (256,228)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         885,006    $       9,075,217               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2040 FUND*
   Sold                                            190,102    $       1,963,899               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (2,106)             (22,057)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         187,996    $       1,941,842               10,050    $         100,500
                                           ===============    =================    =================    =================

                                                                             CLASS L
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
MONEY MARKET FUND
   Sold                                        236,538,446    $     236,538,447          459,638,374    $     459,638,351
   Issued as reinvestment of dividends              94,255               94,255              314,493              314,498
   Redeemed                                   (229,282,524)        (229,282,524)        (471,458,377)        (471,458,359)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       7,350,177    $       7,350,178          (11,505,510)   $     (11,505,510)
                                           ===============    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                          3,120,981    $      32,093,596            7,949,250    $      83,854,557
   Issued as reinvestment of dividends                   -                    -              697,952            7,163,674
   Redeemed                                     (2,949,579)         (30,346,534)          (4,266,947)         (44,929,960)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         171,402    $       1,747,062            4,380,255    $      46,088,271
                                           ===============    =================    =================    =================
INFLATION-PROTECTED BOND FUND*
   Sold                                            185,575    $       1,885,115                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         185,575    $       1,885,115                   50    $             500
                                           ===============    =================    =================    =================
CORE BOND FUND
   Sold                                          8,103,693    $      89,646,715           16,948,744    $     194,408,730
   Issued as reinvestment of dividends                   -                    -            2,180,345           23,929,398
   Redeemed                                     (4,973,501)         (54,805,611)         (13,227,242)        (153,259,220)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       3,130,192    $      34,841,104            5,901,847    $      65,078,908
                                           ===============    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                          3,549,120    $      37,838,468            6,525,113    $      70,439,474
   Issued as reinvestment of dividends                   -                    -              177,644            1,874,136
   Redeemed                                       (363,398)          (3,855,114)            (678,575)          (7,252,265)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       3,185,722    $      33,983,354            6,024,182    $      65,061,345
                                           ===============    =================    =================    =================
BALANCED FUND
   Sold                                            175,773    $       1,564,893               49,826    $         413,516
   Issued as reinvestment of dividends                   -                    -                5,016               44,639
   Redeemed                                        (25,337)            (229,421)            (211,743)          (1,749,064)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         150,436    $       1,335,472             (156,901)   $      (1,290,909)
                                           ===============    =================    =================    =================
STRATEGIC BALANCED FUND*
   Sold                                         11,945,817    $     121,242,740                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,428,652)         (14,421,587)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      10,517,165    $     106,821,153                   50    $             500
                                           ===============    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                             92,022    $         833,459            5,531,470    $      41,689,179
   Issued as reinvestment of dividends                   -                    -              160,288            1,267,877
   Redeemed                                        (79,672)            (719,766)          (4,724,879)         (37,918,378)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          12,350    $         113,693              966,879    $       5,038,678
                                           ===============    =================    =================    =================
FUNDAMENTAL VALUE FUND
   Sold                                          8,031,118    $      81,521,644            9,365,398    $      82,493,607
   Issued as reinvestment of dividends                   -                    -              114,058            1,142,858
   Redeemed                                     (2,496,873)         (25,158,105)          (1,867,601)         (15,903,491)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       5,534,245    $      56,363,539            7,611,855    $      67,732,974
                                           ===============    =================    =================    =================
VALUE EQUITY FUND
   Sold                                             71,015    $         683,227              169,238    $       1,391,710
   Issued as reinvestment of dividends                   -                    -                8,365               79,886
   Redeemed                                        (57,842)            (555,722)            (133,986)          (1,115,243)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          13,173    $         127,505               43,617    $         356,353
                                           ===============    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                          5,527,643    $      53,309,903            9,538,984    $      76,826,531
   Issued as reinvestment of dividends                   -                    -              122,793            1,150,575
   Redeemed                                     (1,993,486)         (19,254,726)          (3,345,073)         (26,664,671)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       3,534,157    $      34,055,177            6,316,704    $      51,312,435
                                           ===============    =================    =================    =================

                                                                             CLASS L
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
INDEXED EQUITY FUND
   Sold                                          3,834,944    $      39,853,335           13,388,730    $     123,324,213
   Issued as reinvestment of dividends                   -                    -              183,391            1,877,635
   Redeemed                                     (2,529,593)         (26,433,963)          (3,146,024)         (28,814,174)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,305,351    $      13,419,372           10,426,097    $      96,387,674
                                           ===============    =================    =================    =================
BLUE CHIP GROWTH FUND
   Sold                                          7,020,596    $      59,768,987           23,826,817    $     174,732,417
   Issued as reinvestment of dividends                   -                    -               39,319              329,096
   Redeemed                                     (7,128,603)         (60,677,739)         (19,999,085)        (146,344,792)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (108,007)   $        (908,752)           3,867,051    $      28,716,721
                                           ===============    =================    =================    =================
LARGE CAP GROWTH FUND
   Sold                                            214,824    $       1,853,082              495,937    $       3,822,509
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (131,964)          (1,131,281)            (156,156)          (1,195,730)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          82,860    $         721,801              339,781    $       2,626,779
                                           ===============    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                         11,934,266    $      91,438,051           14,621,137    $      99,077,321
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (5,993,754)         (46,100,093)          (4,090,290)         (27,613,437)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       5,940,512    $      45,337,958           10,530,847    $      71,463,884
                                           ===============    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                          9,905,724    $      52,492,975            9,749,653    $      43,555,968
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (2,105,878)         (11,215,879)          (2,674,800)         (11,585,230)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       7,799,846    $      41,277,096            7,074,853    $      31,970,738
                                           ===============    =================    =================    =================
OTC 100 FUND
   Sold                                          1,222,363    $       4,634,321            3,340,670    $      10,614,736
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,629,348)          (6,145,877)          (1,739,497)          (5,490,402)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (406,985)   $      (1,511,556)           1,601,173    $       5,124,334
                                           ===============    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                          2,721,093    $      47,698,963            4,904,100    $      70,237,412
   Issued as reinvestment of dividends                   -                    -              157,067            2,670,064
   Redeemed                                     (1,113,106)         (19,494,883)          (1,661,669)         (24,317,102)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,607,987    $      28,204,080            3,399,498    $      48,590,374
                                           ===============    =================    =================    =================
SMALL COMPANY VALUE FUND
   Sold                                          3,341,949    $      41,751,977            3,232,849    $      34,859,010
   Issued as reinvestment of dividends                   -                    -               10,511              127,393
   Redeemed                                     (1,281,563)         (16,195,859)            (461,200)          (4,675,051)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       2,060,386    $      25,556,118            2,782,160    $      30,311,352
                                           ===============    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                            687,138    $       9,352,532            2,803,769    $      31,565,757
   Issued as reinvestment of dividends                   -                    -                4,430               60,163
   Redeemed                                       (222,334)          (3,044,138)          (2,447,304)         (30,432,456)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         464,804    $       6,308,394              360,895    $       1,193,464
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                            524,835    $       4,109,014            2,375,688    $      15,697,924
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (466,851)          (3,628,434)          (1,844,732)         (12,668,746)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          57,984    $         480,580              530,956    $       3,029,178
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                          9,889,055    $     115,157,557           12,993,997    $     126,034,640
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (4,766,297)         (55,431,423)          (7,302,467)         (69,729,161)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       5,122,758    $      59,726,134            5,691,530    $      56,305,479
                                           ===============    =================    =================    =================

                                                                             CLASS L
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                          1,497,690    $      19,500,090            3,696,140    $      40,802,603
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,714,810)         (21,937,114)          (1,960,874)         (20,844,044)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (217,120)   $      (2,437,024)           1,735,266    $      19,958,559
                                           ===============    =================    =================    =================
SMALL COMPANY GROWTH FUND
   Sold                                          1,846,055    $      20,281,196            2,388,359    $      19,961,294
   Issued as reinvestment of dividends                   -                    -              153,253            1,656,669
   Redeemed                                       (813,085)          (8,756,032)            (666,759)          (6,392,519)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,032,970    $      11,525,164            1,874,853    $      15,225,444
                                           ===============    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                          2,844,877    $      15,369,324            6,550,055    $      28,228,188
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,045,457)          (5,546,202)          (2,891,606)         (12,927,911)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,799,420    $       9,823,122            3,658,449    $      15,300,277
                                           ===============    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                          1,249,573    $      12,113,068           11,531,276    $      79,137,801
   Issued as reinvestment of dividends                   -                    -               90,298              851,505
   Redeemed                                     (1,147,076)         (11,095,312)          (7,399,324)         (56,015,202)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         102,497    $       1,017,756            4,222,250    $      23,974,104
                                           ===============    =================    =================    =================
OVERSEAS FUND
   Sold                                          5,812,207    $      57,480,519            7,440,493    $      60,245,750
   Issued as reinvestment of dividends                   -                    -               24,525              233,726
   Redeemed                                     (1,717,446)         (16,835,835)          (1,576,408)         (12,709,569)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       4,094,761    $      40,644,684            5,888,610    $      47,769,907
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT INCOME FUND*
   Sold                                          9,784,218    $     100,056,900               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,163,442)         (11,780,618)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       8,620,776    $      88,276,282               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2010 FUND*
   Sold                                            262,635    $       2,667,052               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (23,065)            (230,918)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         239,570    $       2,436,134               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2020 FUND*
   Sold                                         20,877,206    $     214,311,223               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (2,116,631)         (21,666,330)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      18,760,575    $     192,644,893               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2030 FUND*
   Sold                                         16,163,629    $     166,508,801               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,511,783)         (15,582,418)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      14,651,846    $     150,926,383               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2040 FUND*
   Sold                                         10,156,402    $     104,569,600               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (945,369)          (9,757,572)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       9,211,033    $      94,812,028               10,050    $         100,500
                                           ===============    =================    =================    =================

                                                                             CLASS Y
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
MONEY MARKET FUND
   Sold                                        557,975,603    $     557,975,602        1,231,691,851    $   1,231,691,805
   Issued as reinvestment of dividends             190,152              190,152              557,204              557,213
   Redeemed                                   (567,718,703)        (567,718,703)      (1,248,976,151)      (1,248,976,114)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (9,552,948)   $      (9,552,949)         (16,727,096)   $     (16,727,096)
                                           ===============    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                          1,389,545    $      14,381,349            3,151,827    $      33,587,146
   Issued as reinvestment of dividends                   -                    -              212,574            2,188,292
   Redeemed                                     (1,852,741)         (19,104,716)          (2,103,095)         (22,255,500)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (463,196)   $      (4,723,367)           1,261,306    $      13,519,938
                                           ===============    =================    =================    =================
INFLATION-PROTECTED BOND FUND*
   Sold                                          6,023,650    $      62,574,178                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (279,649)          (2,829,429)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       5,744,001    $      59,744,749                   50    $             500
                                           ===============    =================    =================    =================
CORE BOND FUND
   Sold                                          4,422,764    $      48,593,356            8,267,992    $      94,601,755
   Issued as reinvestment of dividends                   -                    -              923,093           10,159,065
   Redeemed                                     (2,570,708)         (28,380,630)         (10,592,260)        (121,929,714)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,852,056    $      20,212,726           (1,401,175)   $     (17,168,894)
                                           ===============    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                             83,554    $         895,208              966,981    $      10,160,960
   Issued as reinvestment of dividends                   -                    -               19,494              206,635
   Redeemed                                        (89,011)            (953,796)            (724,059)          (7,392,530)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          (5,457)   $         (58,588)             262,416    $       2,975,065
                                           ===============    =================    =================    =================
BALANCED FUND
   Sold                                             44,475    $         416,570               70,940    $         609,528
   Issued as reinvestment of dividends                   -                    -                4,719               43,277
   Redeemed                                        (53,736)            (497,575)            (149,673)          (1,220,088)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          (9,261)   $         (81,005)             (74,014)   $        (567,283)
                                           ===============    =================    =================    =================
STRATEGIC BALANCED FUND*
   Sold                                         11,117,047    $     112,876,836                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,415,705)         (14,398,970)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       9,701,342    $      98,477,866                   50    $             500
                                           ===============    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                             83,790    $         762,559              302,307    $       2,283,350
   Issued as reinvestment of dividends                   -                    -                9,665               76,834
   Redeemed                                        (59,180)            (537,160)            (889,413)          (6,722,444)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          24,610    $         225,399             (577,441)   $      (4,362,260)
                                           ===============    =================    =================    =================
FUNDAMENTAL VALUE FUND
   Sold                                          2,847,111    $      28,759,355            4,020,893    $      36,700,178
   Issued as reinvestment of dividends                   -                    -               72,769              729,717
   Redeemed                                       (849,255)          (8,555,097)          (1,015,092)          (9,108,373)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,997,856    $      20,204,258            3,078,570    $      28,321,522
                                           ===============    =================    =================    =================
VALUE EQUITY FUND
   Sold                                            151,389    $       1,459,695              221,685    $       1,822,476
   Issued as reinvestment of dividends                   -                    -                5,283               50,613
   Redeemed                                       (276,238)          (2,690,802)            (856,867)          (7,899,033)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (124,849)   $      (1,231,107)            (629,899)   $      (6,025,944)
                                           ===============    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                          2,277,878    $      22,083,724            4,183,235    $      34,740,890
   Issued as reinvestment of dividends                   -                    -               56,845              533,770
   Redeemed                                       (876,601)          (8,424,189)          (1,324,754)         (10,531,114)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,401,277    $      13,659,535            2,915,326    $      24,743,546
                                           ===============    =================    =================    =================

                                                                             CLASS Y
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
INDEXED EQUITY FUND
   Sold                                          9,068,256    $      95,382,150           18,812,869    $     165,250,556
   Issued as reinvestment of dividends                   -                    -              311,309            3,195,304
   Redeemed                                     (4,684,494)         (49,160,440)         (14,401,721)        (126,005,507)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       4,383,762    $      46,221,710            4,722,457    $      42,440,353
                                           ===============    =================    =================    =================
BLUE CHIP GROWTH FUND
   Sold                                            113,469    $         969,791              470,819    $       3,460,800
   Issued as reinvestment of dividends                   -                    -                1,134                9,505
   Redeemed                                        (53,580)            (458,031)            (162,249)          (1,198,104)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          59,889    $         511,760              309,704    $       2,272,201
                                           ===============    =================    =================    =================
LARGE CAP GROWTH FUND
   Sold                                              3,239    $          27,894              890,829    $       7,334,967
   Issued as reinvestment of dividends                   -                    -                1,365               11,604
   Redeemed                                              -                    -                 (712)              (5,599)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                           3,239    $          27,894              891,482    $       7,340,972
                                           ===============    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                          1,271,704    $       9,731,934            5,009,199    $      35,468,431
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,103,727)          (8,463,602)          (2,987,297)         (21,042,124)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         167,977    $       1,268,332            2,021,902    $      14,426,307
                                           ===============    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                          1,660,994    $       8,968,587            1,707,639    $       7,316,453
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (499,557)          (2,666,036)            (910,308)          (3,881,989)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,161,437    $       6,302,551              797,331    $       3,434,464
                                           ===============    =================    =================    =================
OTC 100 FUND
   Sold                                            424,437    $       1,605,305              960,170    $       3,129,067
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (391,738)          (1,474,728)            (342,585)          (1,167,196)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          32,699    $         130,577              617,585    $       1,961,871
                                           ===============    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                          1,456,637    $      25,676,453            2,988,879    $      43,355,706
   Issued as reinvestment of dividends                   -                    -              105,650            1,802,272
   Redeemed                                       (919,027)         (16,072,402)          (2,272,211)         (33,152,796)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         537,610    $       9,604,051              822,318    $      12,005,182
                                           ===============    =================    =================    =================
SMALL COMPANY VALUE FUND
   Sold                                          1,364,384    $      17,367,237            2,151,564    $      23,257,286
   Issued as reinvestment of dividends                   -                    -               19,731              239,724
   Redeemed                                       (374,973)          (4,679,337)            (576,360)          (5,614,962)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         989,411    $      12,687,900            1,594,935    $      17,882,048
                                           ===============    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                            147,861    $       2,013,908              276,858    $       3,202,510
   Issued as reinvestment of dividends                   -                    -                1,459               19,843
   Redeemed                                       (155,089)          (2,107,490)            (845,882)          (9,179,495)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          (7,228)   $         (93,582)            (567,565)   $      (5,957,142)
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                            462,097    $       3,623,071              980,393    $       6,740,328
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (377,216)          (2,934,599)            (472,212)          (3,238,161)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          84,881    $         688,472              508,181    $       3,502,167
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                          1,688,932    $      19,885,520            2,166,833    $      20,274,872
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (588,352)          (6,848,704)          (1,034,616)          (9,680,614)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,100,580    $      13,036,816            1,132,217    $      10,594,258
                                           ===============    =================    =================    =================

                                                                             CLASS Y
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                          1,882,834    $      24,464,975            4,717,107    $      52,466,384
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (1,535,217)         (19,724,357)          (2,703,476)         (29,718,108)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         347,617    $       4,740,618            2,013,631    $      22,748,276
                                           ===============    =================    =================    =================
SMALL COMPANY GROWTH FUND
   Sold                                            921,444    $      10,440,548            2,566,028    $      26,459,308
   Issued as reinvestment of dividends                   -                    -              160,293            1,737,578
   Redeemed                                       (674,159)          (7,288,247)            (724,421)          (6,530,433)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         247,285    $       3,152,301            2,001,900    $      21,666,453
                                           ===============    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                            254,501    $       1,384,450              214,869    $         921,314
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (93,039)            (495,011)             (95,447)            (417,223)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         161,462    $         889,439              119,422    $         504,091
                                           ===============    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                          1,359,213    $      13,278,944           12,604,310    $      86,381,974
   Issued as reinvestment of dividends                   -                    -               25,952              246,281
   Redeemed                                     (1,904,759)         (18,243,224)         (14,552,753)        (101,707,484)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (545,546)   $      (4,964,280)          (1,922,491)   $     (15,079,229)
                                           ===============    =================    =================    =================
OVERSEAS FUND
   Sold                                          1,285,407    $      12,790,390            6,079,822    $      50,735,588
   Issued as reinvestment of dividends                   -                    -               26,982              257,679
   Redeemed                                       (624,932)          (6,170,540)          (1,151,540)          (9,884,442)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         660,475    $       6,619,850            4,955,264    $      41,108,825
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT INCOME FUND*
   Sold                                          6,702,084    $      67,275,821               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                       (189,287)          (1,898,640)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       6,512,797    $      65,377,181               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2010 FUND*
   Sold                                             30,126    $         298,453               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          30,126    $         298,453               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2020 FUND*
   Sold                                             52,963    $         530,387               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                           (882)              (9,066)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          52,081    $         521,321               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2030 FUND*
   Sold                                             46,916    $         480,125               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          46,916    $         480,125               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2040 FUND*
   Sold                                                  -    $               -               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -               10,050    $         100,500
                                           ===============    =================    =================    =================

                                                                             CLASS S
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
MONEY MARKET FUND
   Sold                                        386,050,055    $     386,050,055        1,219,828,542    $   1,219,828,516
   Issued as reinvestment of dividends             698,416              698,416            2,329,634            2,329,641
   Redeemed                                   (404,149,493)        (404,149,493)      (1,284,960,134)      (1,284,960,115)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                     (17,401,022)   $     (17,401,022)         (62,801,958)   $     (62,801,958)
                                           ===============    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                          5,627,850    $      58,706,068            5,069,448    $      53,832,741
   Issued as reinvestment of dividends                   -                    -              493,980            5,115,170
   Redeemed                                     (6,159,070)         (64,560,237)          (7,332,971)         (77,908,459)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (531,220)   $      (5,854,169)          (1,769,543)   $     (18,960,548)
                                           ===============    =================    =================    =================
INFLATION-PROTECTED BOND FUND*
   Sold                                         11,446,394    $     120,184,832            1,052,180    $      10,521,800
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (5,306,512)         (55,779,588)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       6,139,882    $      64,405,244            1,052,180    $      10,521,800
                                           ===============    =================    =================    =================
CORE BOND FUND
   Sold                                         16,291,005    $     182,116,928           66,012,789    $     768,902,813
   Issued as reinvestment of dividends                   -                    -            5,165,269           57,065,968
   Redeemed                                    (23,395,590)        (262,155,559)        (108,440,070)      (1,268,825,868)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (7,104,585)   $     (80,038,631)         (37,262,012)   $    (442,857,087)
                                           ===============    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                          7,004,122    $      75,808,630            9,489,168    $     101,040,328
   Issued as reinvestment of dividends                   -                    -              200,177            2,127,701
   Redeemed                                     (5,266,731)         (57,156,850)          (6,539,574)         (69,595,558)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,737,391    $      18,651,780            3,149,771    $      33,572,471
                                           ===============    =================    =================    =================
BALANCED FUND
   Sold                                          6,251,717    $      56,757,524            8,470,647    $      69,547,892
   Issued as reinvestment of dividends                   -                    -              692,906            6,173,796
   Redeemed                                     (7,830,462)         (71,065,037)         (11,864,312)         (96,686,555)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (1,578,745)   $     (14,307,513)          (2,700,759)   $     (20,964,867)
                                           ===============    =================    =================    =================
STRATEGIC BALANCED FUND*
   Sold                                            201,768    $       2,041,056            1,000,050    $      10,000,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (66,643)            (674,207)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         135,125    $       1,366,849            1,000,050    $      10,000,500
                                           ===============    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                          8,715,538    $      79,897,800           20,472,404    $     158,489,778
   Issued as reinvestment of dividends                   -                    -            1,510,343           12,067,641
   Redeemed                                    (16,035,406)        (146,265,534)         (50,321,111)        (393,595,756)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (7,319,868)   $     (66,367,734)         (28,338,364)   $    (223,038,337)
                                           ===============    =================    =================    =================
FUNDAMENTAL VALUE FUND
   Sold                                         13,044,922    $     131,864,657           14,059,260    $     127,143,240
   Issued as reinvestment of dividends                   -                    -              226,108            2,269,500
   Redeemed                                     (8,231,805)         (83,253,197)          (4,495,599)         (38,860,754)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       4,813,117    $      48,611,460            9,789,769    $      90,551,986
                                           ===============    =================    =================    =================
VALUE EQUITY FUND
   Sold                                            850,335    $       8,205,621            1,834,862    $      14,801,120
   Issued as reinvestment of dividends                   -                    -              104,180              997,000
   Redeemed                                     (2,859,262)         (27,762,539)          (2,769,503)         (24,297,747)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (2,008,927)   $     (19,556,918)            (830,461)   $      (8,499,627)
                                           ===============    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                         13,808,094    $     133,918,046           11,403,841    $      93,242,165
   Issued as reinvestment of dividends                   -                    -              258,612            2,430,954
   Redeemed                                    (10,494,567)        (101,659,623)          (7,684,155)         (60,961,138)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       3,313,527    $      32,258,423            3,978,298    $      34,711,981
                                           ===============    =================    =================    =================

                                                                             CLASS S
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
INDEXED EQUITY FUND
   Sold                                         10,741,882    $     113,465,238           29,568,865    $     263,944,559
   Issued as reinvestment of dividends                   -                    -              731,432            7,573,075
   Redeemed                                    (11,358,827)        (119,829,033)         (31,109,363)        (278,668,784)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (616,945)   $      (6,363,795)            (809,066)   $      (7,151,150)
                                           ===============    =================    =================    =================
BLUE CHIP GROWTH FUND
   Sold                                          1,829,055    $      15,641,647            5,522,545    $      41,110,836
   Issued as reinvestment of dividends                   -                    -               34,267              287,842
   Redeemed                                     (2,394,474)         (20,415,900)          (5,317,851)         (39,208,068)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (565,419)   $      (4,774,253)             238,961    $       2,190,610
                                           ===============    =================    =================    =================
LARGE CAP GROWTH FUND
   Sold                                            145,507    $       1,263,284              586,609    $       4,507,890
   Issued as reinvestment of dividends                   -                    -                2,605               22,220
   Redeemed                                     (2,069,922)         (17,571,283)            (639,134)          (4,893,653)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (1,924,415)   $     (16,307,999)             (49,920)   $        (363,543)
                                           ===============    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                         13,421,180    $     102,234,960           12,470,818    $      87,599,095
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                    (12,380,648)         (94,349,783)          (4,899,213)         (33,097,109)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,040,532    $       7,885,177            7,571,605    $      54,501,986
                                           ===============    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                         19,193,782    $     103,342,839           15,554,957    $      70,558,453
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                    (12,831,555)         (68,618,214)          (6,093,757)         (26,592,842)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       6,362,227    $      34,724,625            9,461,200    $      43,965,611
                                           ===============    =================    =================    =================
OTC 100 FUND
   Sold                                          7,752,552    $      29,729,276           35,134,790    $     111,598,033
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (9,491,694)         (36,156,852)         (31,017,066)         (98,243,358)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (1,739,142)   $      (6,427,576)           4,117,724    $      13,354,675
                                           ===============    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                          7,889,489    $     139,455,974           14,396,627    $     211,196,145
   Issued as reinvestment of dividends                   -                    -              396,210            6,785,694
   Redeemed                                     (7,183,037)        (126,443,287)          (7,165,949)        (104,324,588)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         706,452    $      13,012,687            7,626,888    $     113,657,251
                                           ===============    =================    =================    =================
SMALL COMPANY VALUE FUND
   Sold                                          5,196,061    $      65,546,651            5,321,803    $      55,985,604
   Issued as reinvestment of dividends                   -                    -               39,949              486,175
   Redeemed                                     (2,930,791)         (36,805,238)          (3,761,712)         (38,934,225)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       2,265,270    $      28,741,413            1,600,040    $      17,537,554
                                           ===============    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                          5,282,556    $      72,516,566           10,241,784    $     119,199,205
   Issued as reinvestment of dividends                   -                    -               75,789            1,035,273
   Redeemed                                     (7,691,102)        (105,274,016)         (15,549,619)        (180,122,910)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (2,408,546)   $     (32,757,450)          (5,232,046)   $     (59,888,432)
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                          1,907,455    $      15,080,106            6,246,285    $      43,191,874
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (3,451,487)         (27,185,714)          (5,412,811)         (37,489,005)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (1,544,032)   $     (12,105,608)             833,474    $       5,702,869
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                          5,850,806    $      68,362,415            5,625,384    $      55,746,939
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (3,727,677)         (43,421,263)          (3,377,516)         (31,685,545)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       2,123,129    $      24,941,152            2,247,868    $      24,061,394
                                           ===============    =================    =================    =================

                                                                             CLASS S
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                          6,097,436    $      77,201,475           12,983,856    $     144,118,829
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (7,352,627)         (92,234,353)          (7,883,000)         (85,908,157)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (1,255,191)   $     (15,032,878)           5,100,856    $      58,210,672
                                           ===============    =================    =================    =================
SMALL COMPANY GROWTH FUND
   Sold                                          2,183,140    $      24,838,894            2,808,668    $      27,638,797
   Issued as reinvestment of dividends                   -                    -              127,510            1,383,485
   Redeemed                                     (1,786,085)         (19,449,427)          (1,384,928)         (13,601,275)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         397,055    $       5,389,467            1,551,250    $      15,421,007
                                           ===============    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                          4,570,935    $      24,938,613            5,425,045    $      25,762,384
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                     (5,336,562)         (28,714,005)          (4,468,363)         (21,569,392)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                        (765,627)   $      (3,775,392)             956,682    $       4,192,992
                                           ===============    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                         16,578,766    $     163,646,153           59,533,566    $     434,295,562
   Issued as reinvestment of dividends                   -                    -              363,215            3,454,180
   Redeemed                                    (21,673,732)        (210,215,336)         (67,529,904)        (495,523,092)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                      (5,094,966)   $     (46,569,183)          (7,633,123)   $     (57,773,350)
                                           ===============    =================    =================    =================
OVERSEAS FUND
   Sold                                         12,195,373    $     120,734,700           11,201,407    $      94,937,552
   Issued as reinvestment of dividends                   -                    -               55,720              532,683
   Redeemed                                     (9,590,034)         (94,885,670)          (4,612,425)         (40,299,253)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       2,605,339    $      25,849,030            6,644,702    $      55,170,982
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT INCOME FUND*
   Sold                                                 43    $             439               60,050    $         600,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                            (11)                (113)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              32    $             326               60,050    $         600,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2010 FUND*
   Sold                                             13,885    $         141,667               60,050    $         600,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          13,885    $         141,667               60,050    $         600,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2020 FUND*
   Sold                                             54,579    $         558,617               60,050    $         600,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          54,579    $         558,617               60,050    $         600,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2030 FUND*
   Sold                                             10,550    $         109,050               60,050    $         600,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          10,550    $         109,050               60,050    $         600,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2040 FUND*
   Sold                                              4,437    $          46,028               60,050    $         600,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                            (57)                (567)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                           4,380    $          45,461               60,050    $         600,500
                                           ===============    =================    =================    =================

                                                                             CLASS Z
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
INDEXED EQUITY FUND
   Sold                                          2,252,446    $      23,776,948            3,041,915    $      28,675,874
   Issued as reinvestment of dividends                   -                    -               52,827              546,840
   Redeemed                                     (1,093,032)         (11,530,958)          (1,015,641)          (9,401,314)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                       1,159,414    $      12,245,990            2,079,101    $      19,821,400
                                           ===============    =================    =================    =================

                                                                             CLASS N
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
SHORT-DURATION BOND FUND
   Sold                                                  -    $               -                    -    $               -
   Issued as reinvestment of dividends                   -                    -                  341                3,494
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -                  341    $           3,494
                                           ===============    =================    =================    =================
INFLATION-PROTECTED BOND FUND*
   Sold                                             10,000    $         100,000                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          10,000    $         100,000                   50    $             500
                                           ===============    =================    =================    =================
CORE BOND FUND
   Sold                                             25,168    $         277,991               96,894    $       1,098,871
   Issued as reinvestment of dividends                   -                    -                7,742               83,777
   Redeemed                                        (30,190)            (330,266)              (1,545)             (17,569)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          (5,022)   $         (52,275)             103,091    $       1,165,079
                                           ===============    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                              1,071    $          11,320                  223    $           2,399
   Issued as reinvestment of dividends                   -                    -                  231                2,432
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                           1,071    $          11,320                  454    $           4,831
                                           ===============    =================    =================    =================
BALANCED FUND
   Sold                                                604    $           5,337               45,268    $         376,709
   Issued as reinvestment of dividends                   -                    -                1,159               10,156
   Redeemed                                           (134)              (1,196)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             470    $           4,141               46,427    $         386,865
                                           ===============    =================    =================    =================
STRATEGIC BALANCED FUND*
   Sold                                             44,179    $         440,827                   50    $             500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (4,441)             (44,152)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          39,738    $         396,675                   50    $             500
                                           ===============    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                                269    $           2,353               29,672    $         239,153
   Issued as reinvestment of dividends                   -                    -                  214                1,661
   Redeemed                                              -                    -                  (14)                (116)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             269    $           2,353               29,872    $         240,698
                                           ===============    =================    =================    =================
FUNDAMENTAL VALUE FUND
   Sold                                             33,119    $         337,578              216,179    $       1,913,146
   Issued as reinvestment of dividends                   -                    -                1,432               14,224
   Redeemed                                        (85,341)            (851,484)             (32,677)            (301,805)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         (52,222)   $        (513,906)             184,934    $       1,625,565
                                           ===============    =================    =================    =================
VALUE EQUITY FUND
   Sold                                                320    $           3,062              115,541    $         968,283
   Issued as reinvestment of dividends                   -                    -                  115                1,099
   Redeemed                                             (1)                 (10)             (95,925)            (847,344)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             319    $           3,052               19,731    $         122,038
                                           ===============    =================    =================    =================

                                                                             CLASS N
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
LARGE CAP VALUE FUND
   Sold                                              6,310    $          60,010              297,247    $       2,632,032
   Issued as reinvestment of dividends                   -                    -                2,153               19,919
   Redeemed                                         (1,012)              (9,654)              (1,047)              (8,318)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                           5,298    $          50,356              298,353    $       2,643,633
                                           ===============    =================    =================    =================
INDEXED EQUITY FUND
   Sold                                            102,958    $       1,054,424              268,213    $       2,472,712
   Issued as reinvestment of dividends                   -                    -                2,395               24,237
   Redeemed                                        (14,858)            (153,591)             (38,009)            (344,793)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          88,100    $         900,833              232,599    $       2,152,156
                                           ===============    =================    =================    =================
BLUE CHIP GROWTH FUND
   Sold                                            115,984    $         962,545              169,070    $       1,274,373
   Issued as reinvestment of dividends                   -                    -                   34                  277
   Redeemed                                        (15,384)            (131,162)              (3,643)             (28,086)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                         100,600    $         831,383              165,461    $       1,246,564
                                           ===============    =================    =================    =================
LARGE CAP GROWTH FUND
   Sold                                                 36    $             306                  328    $           2,676
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              36    $             306                  328    $           2,676
                                           ===============    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                             40,213    $         305,960              210,906    $       1,478,702
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                        (47,166)            (353,810)              (1,522)             (10,822)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          (6,953)   $         (47,850)             209,384    $       1,467,880
                                           ===============    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                             85,050    $         453,820              103,282    $         497,734
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (2,915)             (15,675)                (886)              (4,192)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          82,135    $         438,145              102,396    $         493,542
                                           ===============    =================    =================    =================
OTC 100 FUND
   Sold                                             74,721    $         268,068                  681    $           2,462
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (7,255)             (26,189)                 (54)                (194)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          67,466    $         241,879                  627    $           2,268
                                           ===============    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                             14,807    $         259,262               45,810    $         722,604
   Issued as reinvestment of dividends                   -                    -                1,274               21,343
   Redeemed                                         (8,464)            (145,122)              (1,866)             (29,092)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                           6,343    $         114,140               45,218    $         714,855
                                           ===============    =================    =================    =================
SMALL COMPANY VALUE FUND
   Sold                                             13,038    $         164,590               35,883    $         371,407
   Issued as reinvestment of dividends                   -                    -                  105                1,262
   Redeemed                                         (8,860)            (108,397)                (263)              (2,861)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                           4,178    $          56,193               35,725    $         369,808
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                              1,055    $           8,309                  859    $           6,303
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                           (739)              (5,804)                   -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             316    $           2,505                  859    $           6,303
                                           ===============    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                             44,817    $         514,387               45,095    $         463,070
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (8,616)             (97,817)              (1,949)             (19,558)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          36,201    $         416,570               43,146    $         443,512
                                           ===============    =================    =================    =================

                                                                             CLASS N
                                                                             -------
                                             SIX MONTHS ENDED JUNE 30, 2004            YEAR ENDED DECEMBER 31, 2003
                                               SHARES              AMOUNT               SHARES               AMOUNT
                                           ---------------    -----------------    -----------------    -----------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                             44,625    $         555,143                  482    $           5,593
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                         (1,060)             (12,974)                (170)              (1,988)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          43,565    $         542,169                  312    $           3,605
                                           ===============    =================    =================    =================
SMALL COMPANY GROWTH FUND
   Sold                                             16,634    $         187,472               74,103    $         733,504
   Issued as reinvestment of dividends                   -                    -                4,173               44,438
   Redeemed                                        (16,074)            (171,368)              (2,839)             (27,852)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             560    $          16,104               75,437    $         750,090
                                           ===============    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                                  -    $               -                    -    $               -
   Issued as reinvestment of dividends                   -                    -                    8                   73
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -                    8    $              73
                                           ===============    =================    =================    =================
OVERSEAS FUND
   Sold                                             41,309    $         404,232               26,242    $         211,409
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                           (124)              (1,219)             (13,336)            (117,095)
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                          41,185    $         403,013               12,906    $          94,314
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT INCOME FUND*
   Sold                                                  -    $               -               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2010 FUND*
   Sold                                                  -    $               -               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2020 FUND*
   Sold                                                  -    $               -               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2030 FUND*
   Sold                                                  -    $               -               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -               10,050    $         100,500
                                           ===============    =================    =================    =================
DESTINATION RETIREMENT 2040 FUND*
   Sold                                                  -    $               -               10,050    $         100,500
   Issued as reinvestment of dividends                   -                    -                    -                    -
   Redeemed                                              -                    -                    -                    -
                                           ---------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               -    $               -               10,050    $         100,500
                                           ===============    =================    =================    =================

*  THE FUNDS COMMENCED OPERATIONS ON DECEMBER 31, 2003.

Redemptions or exchanges of Class N made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2004 were all waived.

6. FOREIGN SECURITIES

The International Equity and Overseas Funds invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At June 30, 2004, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                           FEDERAL          TAX BASIS        TAX BASIS       NET UNREALIZED
                                         INCOME TAX        UNREALIZED       UNREALIZED        APPRECIATION/
                                            COST          APPRECIATION     DEPRECIATION      (DEPRECIATION)
                                      ---------------    -------------    --------------     --------------
Short-Duration Bond Fund              $   440,656,929    $   5,623,678    $   (3,485,758)    $    2,137,920
Inflation-Protected Bond Fund             137,549,524                -        (4,826,374)        (4,826,374)
Core Bond Fund                          1,689,221,711       27,633,122       (20,069,078)         7,564,044
Diversified Bond Fund                     219,880,712        1,997,190        (3,800,130)        (1,802,940)
Balanced Fund                             288,552,881       19,263,170        (3,962,241)        15,300,929
Strategic Balanced Fund                   229,135,395        6,446,590        (6,434,080)            12,510
Core Value Equity Fund                    781,926,526      131,714,124        (8,848,358)       122,865,766
Fundamental Value Fund                    741,497,083       79,136,326        (2,326,260)        76,810,066
Value Equity Fund                          84,383,687        6,825,269        (1,503,854)         5,321,415
Large Cap Value Fund                      871,546,536      147,979,066       (15,717,271)       132,261,795
Indexed Equity Fund                     1,626,950,435      214,852,074      (209,890,347)         4,961,727
Blue Chip Growth Fund                     452,952,470       46,822,858       (32,933,468)        13,889,390
Large Cap Growth Fund                      37,426,693        4,346,917          (543,693)         3,803,224
Growth Equity Fund                        834,008,374       30,041,610       (11,878,184)        18,163,426
Aggressive Growth Fund                    401,057,380       44,351,083        (4,420,562)        39,930,521
OTC 100 Fund                               67,902,983       12,333,413        (2,073,174)        10,260,239
Focused Value Fund                        723,256,133      130,189,356        (3,794,524)       126,394,832
Small Company Value Fund                  319,321,426       52,809,812        (4,041,526)        48,768,286
Small Cap Equity Fund                     406,487,791       93,811,933       (14,629,156)        79,182,777
Mid Cap Growth Equity Fund                145,513,388       22,875,059        (1,725,918)        21,149,141
Mid Cap Growth Equity II Fund             655,323,216      134,320,759       (16,877,190)       117,443,569
Small Cap Growth Equity Fund              528,956,687       97,918,875       (17,430,756)        80,488,119
Small Company Growth Fund                 227,752,231       17,422,625       (12,354,498)         5,068,127
Emerging Growth Fund                      158,472,553       12,602,156        (5,809,818)         6,792,338
International Equity Fund                 814,099,320      171,158,576       (47,739,266)       123,419,310
Overseas Fund                             454,285,404       64,233,371        (3,082,308)        61,151,063
Destination Retirement Income Fund        158,537,025        1,205,357          (999,134)           206,223
Destination Retirement 2010 Fund            5,280,349           52,071            (1,005)            51,066
Destination Retirement 2020 Fund          196,913,523        3,090,988        (1,701,485)         1,389,503
Destination Retirement 2030 Fund          161,570,801        3,409,850          (561,820)         2,848,030
Destination Retirement 2040 Fund           97,805,424        2,460,450                 -          2,460,450

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2004, is the same for financial reporting and Federal income tax purposes.

At December 31, 2003, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                          EXPIRING      EXPIRING        EXPIRING        EXPIRING
                                            2008          2009            2010            2011
                                        -----------   -------------   -------------   -------------
Money Market Fund                       $         -   $           -   $       2,644   $           -
Short-Duration Bond Fund                    793,290               -         860,882         371,717
Balanced Fund                                     -      22,166,384      23,308,925      11,306,845
Core Value Equity Fund                            -               -     131,854,019      65,727,767
Fundamental Value Fund                            -               -       5,736,013       5,296,906
Value Equity Fund                                 -       1,119,587       4,727,666       1,352,126
Large Cap Value Fund                              -      22,553,575      38,862,582      10,633,070
Indexed Equity Fund                               -       4,449,883      34,948,211               -
Blue Chip Growth Fund                             -      17,582,488      42,088,672      16,672,836
Large Cap Growth Fund                             -               -       3,599,944       2,883,177
Growth Equity Fund                                -      87,240,016      98,921,181               -
Aggressive Growth Fund                      814,654      74,645,245      39,256,002               -
OTC 100 Fund                                      -       2,229,926       5,742,042      13,741,961
Mid Cap Growth Equity Fund                        -      86,096,985      35,977,324         976,172
Mid Cap Growth Equity II Fund                     -       6,057,033      16,323,894               -
Small Cap Growth Equity Fund              1,738,099      37,737,954      49,322,723       4,198,096
Emerging Growth Fund                              -      36,857,350      28,322,542               -
International Equity Fund                         -      98,446,792     115,846,145     177,867,569
Overseas Fund                                     -               -       3,097,342               -

Net Capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                            ORDINARY        LONG TERM     RETURN OF
                                                             INCOME       CAPITAL GAIN     CAPITAL
                                                          ------------    ------------    ---------
Money Market Fund                                         $  3,175,816    $          -      $ -
Short-Duration Bond Fund                                    16,131,252               -        -
Core Bond Fund                                              93,124,944      11,811,850        -
Diversified Bond Fund                                        4,051,208         396,970        -
Balanced Fund                                                6,402,898               -        -
Core Value Equity Fund                                      13,690,798               -        -
Fundamental Value Fund                                       5,083,758               -        -
Value Equity Fund                                            1,346,552               -        -
Large Cap Value Fund                                         4,685,340               -        -
Indexed Equity Fund                                         14,510,579               -        -
Blue Chip Growth Fund                                          654,624               -        -
Focused Value Fund                                          15,004,209               -        -
Small Company Value Fund                                       612,730         370,681        -
Small Cap Equity Fund                                        1,115,279               -        -
Small Company Growth Fund                                    6,445,061         868,337        -
International Equity Fund                                    4,699,265               -        -
Overseas Fund                                                1,102,355               -        -

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                UNDISTRIBUTED
                                          UNDISTRIBUTED           LONG TERM            UNREALIZED
                                            ORDINARY            CAPITAL GAIN/         APPRECIATION
                                             INCOME       (CAPITAL LOSS CARRYOVER)   (DEPRECIATION)
                                          -------------   ------------------------   --------------
Money Market Fund                         $       2,517       $       (2,644)        $            -
Short-Duration Bond Fund                              -           (4,115,272)            10,081,559
Core Bond Fund                                  289,548            1,418,439             41,312,745
Diversified Bond Fund                                 -             (157,022)             2,879,398
Balanced Fund                                         -          (63,503,661)            23,879,679
Core Value Equity Fund                       15,328,865         (211,252,021)           139,779,267
Fundamental Value Fund                                -          (12,490,743)            75,374,679
Value Equity Fund                                     -           (8,741,909)            12,502,876
Large Cap Value Fund                                  -          (79,478,237)            94,721,595
Indexed Equity Fund                                   -          (52,063,473)           (30,260,315)
Blue Chip Growth Fund                                 -          (83,954,557)             5,268,877
Large Cap Growth Fund                                 -           (7,077,296)             5,454,634
Growth Equity Fund                                    -         (194,280,513)            36,435,888
Aggressive Growth Fund                                -         (117,013,214)            38,485,908
OTC 100 Fund                                          -          (38,284,310)            12,725,138
Focused Value Fund                            1,894,131            5,931,492            144,606,335
Small Company Value Fund                      1,579,219              899,286             30,362,467
Small Cap Equity Fund                                 -            3,049,087             76,763,381
Mid Cap Growth Equity Fund                            -         (123,302,216)            28,495,566
Mid Cap Growth Equity II Fund                         -          (24,608,432)            92,689,427
Small Cap Growth Equity Fund                          -          (94,673,098)            87,291,625
Small Company Growth Fund                     5,432,746              326,548             21,493,576
Emerging Growth Fund                                  -          (66,217,809)            12,880,167
International Equity Fund                     3,280,264         (400,699,697)           154,674,627
Overseas Fund                                         -           (4,335,022)            57,993,440

The following Funds have elected to defer to January 1, 2004 post-October losses:

                                                                 AMOUNT
                                                               ----------
Diversified Bond Fund                                          $   53,828
Balanced Fund                                                     801,531
Large Cap Value Fund                                            6,412,185
Blue Chip Growth Fund                                           4,226,166
Large Cap Growth Fund                                              45,043
OTC 100 Fund                                                    3,331,682
International Equity Fund                                       5,303,439

The following Funds have elected to defer to January 1, 2004 post-October currency losses:

                                                                 AMOUNT
                                                               ----------
Large Cap Value Fund                                           $  320,112
Blue Chip Growth Fund                                                   1
Growth Equity Fund                                                  9,210
Aggressive Growth Fund                                              7,606
Mid Cap Growth Equity II Fund                                       9,211
International Fund                                              1,130,413
Overseas Fund                                                      28,579

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2003:

                                                          CAPITAL GAINS DIVIDEND
                                                          ----------------------
Core Bond Fund                                                 $ 11,811,850
Diversified Bond Fund                                               396,970
Small Company Value Fund                                            370,681
Small Company Growth Fund                                           868,337

8. INVESTMENT IN AFFILIATED ISSUERS

A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2004, is as follows:

                              VALUE,                                      VALUE,                    NET
                            BEGINNING                      SALES          END OF      DIVIDEND    REALIZED
                            OF PERIOD      PURCHASES      PROCEEDS        PERIOD       INCOME    GAIN/LOSS
                           -----------   -------------   -----------   -------------  --------   ---------
DESTINATION RETIREMENT
  INCOME FUND
Core Bond Fund,
  Class S                  $   170,425   $  27,849,499   $ 1,060,601   $  26,670,586  $      -   $ (13,966)
Diversified Bond
  Fund, Class S                160,400      26,211,293       998,213      25,152,936         -     (12,318)
Growth Equity
  Fund, Class S                 90,225      14,743,852       561,495      14,567,767         -       1,708
Inflation-Protected
  Bond Fund, Class S           170,425      27,849,499     1,060,601      26,624,851         -     (19,539)
Large Cap Value
  Fund, Class S                 90,225      14,743,852       561,495      14,461,742         -       2,981
Money Market Fund,
  Class S                       50,125       8,196,541       311,941       7,934,725     5,512           -
Overseas Fund, Class S          50,125       8,191,029       311,941       8,115,287         -        (113)
Short-Duration Bond
  Fund, Class S                150,375      24,573,087       935,823      23,577,487         -      (8,946)
Small Cap Equity
  Fund, Class S                 70,175      11,467,441       436,718      11,637,867         -      (2,546)
                           -----------   -------------   -----------   -------------  --------   ---------
TOTALS                     $ 1,002,500   $ 163,826,093   $ 6,238,828   $ 158,743,248  $  5,512   $ (52,739)
                           ===========   =============   ===========   =============  ========   =========

                              VALUE,                                      VALUE,                    NET
                            BEGINNING                      SALES          END OF      DIVIDEND    REALIZED
                            OF PERIOD      PURCHASES      PROCEEDS        PERIOD       INCOME    GAIN/LOSS
                           -----------   -------------   -----------   -------------  --------   ---------
DESTINATION RETIREMENT
  2010 FUND
Core Bond Fund,
  Class S                  $   150,375   $     666,402   $    24,795   $     791,765  $      -   $     (91)
Diversified Bond
  Fund, Class S                150,375         666,402        23,041         794,787         -         (74)
Fundamental Value
  Fund, Class S                 50,125         222,134         8,265         268,668         -         (82)
Growth Equity
  Fund, Class S                110,275         488,695        18,183         588,787         -         (55)
Inflation-Protected
  Bond Fund, Class S           150,375         666,402        24,795         792,002         -         241
Large Cap Value
  Fund, Class S                 60,150         266,561         9,918         321,599         -         182
Mid Cap Equity II
  Fund, Class S                 50,125         222,134         8,265         275,146         -         168
Money Market
  Fund, Class S                 50,125         222,331         8,265         264,191       197           -
Overseas Fund, Class S          70,175         310,988        13,325         376,334         -         199
Short-Duration Bond
  Fund,Class S                 100,250         444,268        16,530         527,300         -         (29)
Small Cap Equity
  Fund,Class S                  60,150         266,562         9,918         330,836         -        (186)
                           -----------   -------------   -----------   -------------  --------   ---------
TOTALS                     $ 1,002,500   $   4,442,879   $   165,300   $   5,331,415  $    197   $     273
                           ===========   =============   ===========   =============  ========   =========

                              VALUE,                                      VALUE,                    NET
                            BEGINNING                      SALES          END OF      DIVIDEND    REALIZED
                            OF PERIOD      PURCHASES      PROCEEDS        PERIOD       INCOME    GAIN/LOSS
                           -----------   -------------   -----------   -------------  --------   ---------
DESTINATION RETIREMENT
  2020 FUND
Aggressive Growth
  Fund, Class S            $    90,225   $  18,091,582   $   461,476   $  18,598,801  $      -   $  11,849
Core Bond Fund,
  Class S                      120,300      24,122,112       615,306      23,170,114         -      (3,793)
Diversified Bond Fund,
  Class S                      110,275      22,111,936       564,031      21,299,221         -      (3,380)
Focused Value Fund,
  Class S                       50,125      10,050,880       256,378       9,988,419         -       2,777
Fundamental Value
  Fund, Class S                 90,225      18,091,584       461,480      18,037,623         -       1,599
Growth Equity Fund,
  Class S                       90,225      18,091,584       461,480      18,023,522         -       3,570
Inflation-Protected
  Bond Fund, Class S           120,300      24,122,112       615,306      22,878,963         -      (5,820)
Large Cap Value Fund,
  Class S                       90,225      18,091,584       461,480      17,960,321         -       4,761
Mid Cap Equity II
  Fund, Class S                 50,125      10,050,880       256,378      10,356,500         -       4,927
Overseas Fund, Class S          90,225      18,091,584       461,480      18,065,535         -       5,309
Short-Duration Bond
  Fund, Class S                 50,125      10,050,880       256,378       9,693,090         -      (1,154)
Small Cap Equity Fund,
  Class S                       50,125      10,050,880       256,378      10,230,917         -         331
                           -----------   -------------   -----------   -------------  --------   ---------
TOTALS                     $ 1,002,500   $ 201,017,598   $ 5,127,551   $ 198,303,026  $      -   $  20,976
                           ===========   =============   ===========   =============  ========   =========

                              VALUE,                                      VALUE,                    NET
                            BEGINNING                      SALES          END OF      DIVIDEND    REALIZED
                            OF PERIOD      PURCHASES      PROCEEDS        PERIOD       INCOME    GAIN/LOSS
                           -----------   -------------   -----------   -------------  --------   ---------
DESTINATION RETIREMENT
  2030 FUND
Aggressive Growth
  Fund, Class S            $   120,300   $  19,785,739   $   520,997   $  20,312,935  $      -   $  15,181
Diversified Bond Fund,
  Class S                       70,175      11,541,681       303,916      11,132,579         -      (2,557)
Emerging Growth
  Fund, Class S                 60,150       9,892,870       260,499       9,772,961         -       3,438
Focused Value Fund,
  Class S                       50,125       8,244,058       217,083       8,195,015         -       1,270
Fundamental Value
  Fund, Class S                130,325      21,434,551       564,415      21,379,098         -        (583)
Growth Equity Fund,
  Class S                      130,325      21,434,551       564,415      21,359,431         -       2,253
Inflation-Protected
  Bond Fund, Class S            80,200      13,190,493       347,332      12,530,111         -      (4,235)
Large Cap Value Fund,
  Class S                      120,300      19,785,739       520,998      19,645,494         -       3,628
Mid Cap Equity II
  Fund, Class S                 50,125       8,244,058       217,083       8,490,639         -       3,625
Overseas Fund, Class S         130,325      21,434,551       564,415      21,409,093         -       2,898
Small Company Value
  Fund, Class S                 60,160       9,892,870       260,499      10,191,475         -       3,874
                           -----------   -------------   -----------   -------------  --------   ---------
TOTALS                     $ 1,002,510   $ 164,881,161   $ 4,341,652   $ 164,418,831  $      -   $  28,792
                           ===========   =============   ===========   =============  ========   =========

                              VALUE,                                      VALUE,                    NET
                            BEGINNING                      SALES          END OF      DIVIDEND    REALIZED
                            OF PERIOD      PURCHASES      PROCEEDS        PERIOD       INCOME    GAIN/LOSS
                           -----------   -------------   -----------   -------------  --------   ---------
DESTINATION RETIREMENT
  2040 FUND
Aggressive Growth
  Fund, Class S            $   150,375   $  14,863,891   $   348,359   $  15,392,785  $      -   $  15,005
Emerging Growth
  Fund, Class S                 60,150       5,945,556       139,343       5,903,482         -       1,165
Focused Value Fund,
  Class S                       60,150       5,945,555       139,340       5,952,177         -       1,850
Fundamental Value
  Fund, Class S                150,375      14,863,891       348,359      14,926,108         -        (624)
Growth Equity Fund,
  Class S                      150,375      14,863,891       348,357      14,913,399         -       2,308
Large Cap Value Fund,
  Class S                      150,375      14,863,891       348,357      14,863,883         -       4,149
Mid Cap Equity II
  Fund, Class S                 60,150       5,945,556       139,343       6,169,707         -       2,867
Overseas Fund, Class S         150,375      14,863,891       348,357      14,947,879         -       2,483
Small Company Value
  Fund, Class S                 70,175       6,936,482       162,568       7,196,454         -       3,499
                           -----------   -------------   -----------   -------------  --------   ---------
TOTALS                     $ 1,002,500   $  99,092,604   $ 2,322,383   $ 100,265,874  $      -   $  32,702
                           ===========   =============   ===========   =============  ========   =========

9. PROXY VOTING

A description of the policies and procedures that the Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

On or after August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

10. LEGAL PROCEEDINGS

On November 6, 2003, the MassMutual Prime Fund (known now as the MassMutual Money Market Fund), the MassMutual Core Bond Fund, and the MassMutual Balanced Fund (the "Funds") were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties names as defendants, including the Funds and certain affiliates of the Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that the Funds and the other defendants urged Enron to make these redemptions or prepayments prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. The Funds believe that they have valid defenses to all claims raised by Enron. However, if the proceeding were to be decided in a manner adverse to the Funds, or if the Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

11. SUBSEQUENT EVENT

David L. Babson & Company Inc. is now known as Babson Capital Management LLC ("Babson Capital").

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

     Massachusetts Mutual Life Insurance Company and affiliated companies
     Springfield MA 01111-0001

     www.massmutual.com

     Distributor
     MML Distributors, LLC
     1414 Main Street
     Springfield, MA 01144-1014

     August 27, 2004

     MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its subsidiaries.

                                                                       L4543 804

ITEM 2. CODE OF ETHICS. (annual only)

       Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. (annual only)

       Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. (annual only)

       Not applicable to this filing.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

       Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

       Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable to this filing.

ITEMS 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

       Not applicable to this filing.

ITEMS 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

       Not applicable to this filing.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (a)(1) Code of Ethics (Item 2) is not applicable to this filing.

      (a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as
      Exhibit 99CERT.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

      (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as
      Exhibit 99.906CERT.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 MassMutual Institutional Funds
             -------------------------------------------------------------------

By (Signature and Title)      /s/ Frederick C. Castellani
                            ----------------------------------------------------
                            Frederick C. Castellani, President and Principal Executive Officer

Date  8/23/04
      ------------------------------------


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /s/ Frederick C. Castellani
                            ----------------------------------------------------
                            Frederick C. Castellani, President and Principal Executive Officer


Date  8/23/04
      ------------------------------------

By (Signature and Title)      /s/ James S. Collins
                            ----------------------------------------------------
                            James S. Collins, Treasurer and Principal Financial Officer


Date  8/23/04
      ------------------------------------